ASSET PURCHASE AGREEMENT
by and among
Goldman Sachs Mortgage Company,
Goldman, Sachs & Co.,
Litton Loan Servicing, LP, as Purchasers
and
Popular Mortgage Servicing, Inc.,
Equity One, Inc.,
Equity One, Incorporated,
Equity One Consumer Loan Company, Inc.,
E-LOAN Auto Fund Two, LLC,
Popular Financial Services, LLC,
Popular FS, LLC, as Sellers
and
Popular, Inc. and Popular North America, Inc.
(each solely for the purposes of Sections 4.1, 4.2, 4.3, 4.4, and 13.18)
August 29, 2008
Redacted portions have been marked with [ * ]. The redacted
portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

ARTICLE 1. DEFINITIONS; INTERPRETATION
1.1 Definitions	1
1.2 Interpretation	15
ARTICLE 2. PURCHASE AND SALE
2.1 Purchase and Sale	15
2.2 Excluded Assets	16
2.3 Certain Provisions Regarding Assignments	17
2.4 Assumption of Certain Liabilities	18
2.5 Retained Liabilities	18
ARTICLE 3. PURCHASE PRICE
3.1 Payments at Closing and Servicing Assets Settlement	20
3.2 Purchase Price Adjustment	22
ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF SELLERS
4.1 Authority of Sellers	24
4.2 Organization; Qualification	24
4.3 Non-Contravention	25
4.4 Consents and Approvals	25
4.5 Purchased Loans	25
4.6 RMBS Assets	25
4.7 Servicing Assets	26
4.8 Tax Matters	26
4.9 Litigation	26
4.10 Compliance with Laws	26
4.11 Permits	27
4.12 Brokers, Etc.	27
4.13 Compliance with Anti-Money Laundering Laws	27
ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF PURCHASERS
5.1 Authority of Purchaser	27
5.2 Organization; Qualification	28
5.3 Non-Contravention	28
5.4 Consents and Approvals	28
5.5 Financing	28
5.6 Independent Investigation	28

i

(continued)

5.7 Brokers, Etc.	29
5.8 RMBS Assets	29
ARTICLE 6. COVENANTS
6.1 Reasonable Best Efforts	29
6.2 RESPA	29
6.3 Pre-Servicing Assets Settlement Access to Information	30
6.4 Interim Operations of Sellers	30
6.5 Confidentiality	31
6.6 Use of Names	32
6.7 Post-Closing Access to Information	32
6.8 Insurance	32
6.9 Further Action	33
6.10 Notices	33
6.11 Procedures for Transfer of Servicing for the Servicing Assets	34
6.12 Procedures for Transfer of Servicing the Non-Interim Serviced Purchased Loans	35
6.13 Servicing Files	36
6.14 Remaining Custodial and Escrow Funds	37
6.15 Costs of Servicing Transfer	37
6.16 Misapplied Payments	38
6.17 Payment of Property Insurance Premiums	38
6.18 Escrow Analysis	38
6.19 Property Taxes	38
6.20 Default Management	39
6.21 Serviced REO Property	40
6.22 Books and Records	40
6.23 Valid Test Tape	40
6.24 Data Tapes	41
6.25 Sample Certificates Of Insurance	41
6.26 Collateral Insurance	41
6.27 Loan File Delivery	41
6.28 Security Release	42
6.29 MERS Designations and MERS Reports	42

(continued)

6.30 Loan Issues	42
6.31 Interim Servicing	43
6.32 Post-Closing Transition Services	43
ARTICLE 7. CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASERS WITH RESPECT TO THE CLOSING
7.1 Representations and Warranties True	44
7.2 Compliance with Agreements and Covenants	44
7.3 Certificate of Compliance	44
7.4 Injunctions	44
7.5 No Material Adverse Effect and No Parent Material Adverse Effect	44
7.6 Deliveries by Sellers	45
7.7 Release of Liens	45
7.8 Goodbye Letters	45
7.9 Officer Certificates	45
7.10 Subservicing Agreement	45
ARTICLE 8. CONDITIONS PRECEDENT TO OBLIGATIONS OF SERVICING ASSETS PURCHASER WITH RESPECT TO EACH SERVICING ASSETS SETTLEMENT
8.1 Receipt of Servicing Agreement Consent	45
8.2 Representations and Warranties True	45
8.3 Compliance with Agreements and Covenants	45
8.4 Certificate of Compliance	45
8.5 Injunctions	46
8.6 Deliveries by Sellers	46
ARTICLE 9. CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS WITH RESPECT TO EACH TRANSFER
9.1 Representations and Warranties True	46
9.2 Compliance with Agreements and Covenants	46
9.3 Certificate of Compliance	46
9.4 Injunctions	46
9.5 Deliveries by Purchasers	46
9.6 Welcome Letters	46
9.7 Officer Certificates	47
ARTICLE 10. CLOSING; DELIVERIES; TERMINATION

(continued)

10.1 Closing/Servicing Assets Settlements	47
10.2 Deliveries of Sellers	47
10.3 Deliveries of Purchasers	48
10.4 Termination	48
ARTICLE 11. SURVIVAL AND INDEMNIFICATION
11.1 Survival	49
11.2 Indemnification by Sellers	50
11.3 Indemnification by Purchasers	50
11.4 Limitations on Liability of Sellers	51
11.5 Limitations on Liability of Purchasers	52
11.6 Claims	52
11.7 Notice of Third Party Claims; Assumption of Defense	52
11.8 Settlement or Compromise	53
11.9 Net Losses; Subrogation; Mitigation; Knowledge	54
11.10 Purchase Price Adjustments	55
ARTICLE 12. TAX MATTERS
12.1 Proration	55
12.2 Transfer Taxes	55
12.3 Preparation of Tax Returns	55
12.4 Tax Cooperation and Contest	56
12.5 Waiver of Bulk Sales Law Compliance	57
ARTICLE 13. MISCELLANEOUS
13.1 Expenses	57
13.2 Amendment	57
13.3 Notices	57
13.4 Waivers	59
13.5 Counterparts	59
13.6 Headings	59
13.7 Applicable Law	59
13.8 Assignment	59
13.9 No Third Party Beneficiaries	60
13.10 Forum; Waiver of Jury Trial	60
13.11 Schedules	60

(continued)

13.12 Incorporation	60
13.13 Complete Agreement	60
13.14 Disclaimer	60
13.15 Public Announcements	61
13.16 Currency	61
13.17 Payments	61
13.18 Guaranty	61
13.19 Fulfillment of Obligations	62

v

Exhibits

Exhibit A	Form of Assignment and Assumption Agreement
Exhibit B	Purchase Price Calculation Mechanics
Exhibit C	Delinquency Adjustment
Exhibit D	Loan Files
Exhibit E	Certain Provisions Regarding Consents
Exhibit F-1	Residential Servicing Transfer Instructions
Exhibit F-2	Commercial Servicing Transfer Instructions
Exhibit G	Terms of Subservicing Agreements
Exhibit H	Representations and Warranties with respect to Purchased Mortgage Loans
Exhibit I	Representations and Warranties with respect to Automobile Loans
Exhibit J	Representations and Warranties with respect to Other Purchased Loans
Exhibit K	Representations and Warranties with respect to REO Properties
Exhibit L	Representations and Warranties with respect to Servicing Assets
Exhibit M	Data Tapes with respect to Purchased Loans
Exhibit N	Data Tapes with respect to Servicing Assets
Exhibit O	Terms of Interim Servicing Agreement
Schedules

Schedule 1.1(a)	Purchased Loans
Schedule 1.1(b)	Sellers’ Knowledge
Schedule 1.1(c)	Servicing Agreements, Advances and REO Property
Schedule 1.1(d)	Servicing File
Schedule 2.1(a)(ii)	RMBS Assets
Schedule 4.3	Non-Contravention
Schedule 4.4(b)	Seller Consents
Schedule 4.5	Certain Matters with Respect to Purchase Loans
Schedule 4.7	Servicing Assets
Schedule 4.8	Tax Matters
Schedule 4.9	Litigation
Schedule 6.4	Operation of Business Prior to Closing
Schedule 6.13(a)(iii)	Servicing File Exception Report
Schedule 6.21	Serviced REO Properties

ASSET PURCHASE AGREEMENT
     This ASSET PURCHASE AGREEMENT, dated as of August 29, 2008, by and among Goldman Sachs Mortgage Company, a New York limited partnership (“Whole Loan Purchaser”), Goldman, Sachs & Co., a New York limited partnership (“RMBS Purchaser”), Litton Loan Servicing, LP, a Delaware limited partnership (“Servicing Assets Purchaser” and together with Whole Loan Purchaser and RMBS Purchaser, the “Purchasers” (and each of such Purchasers, a “Purchaser”)), Popular Mortgage Servicing, Inc., a Delaware corporation (“PMSI”), Equity One, Inc., a Delaware corporation (“Equity One”), Equity One, Incorporated, a Pennsylvania corporation (“Equity One PA”), Equity One Consumer Loan Company, Inc., a New Hampshire corporation (“Equity One Consumer”), E-LOAN Auto Fund Two, LLC, a Delaware limited liability company (“E-LOAN Auto II”), Popular Financial Services, LLC, a Delaware limited liability company (“Popular Financial”), Popular FS, LLC, a Delaware limited liability company (“Popular FS” and together with PMSI, Equity One, Equity One PA, Equity One Consumer,
E-LOAN Auto II and Popular Financial, the “Sellers” (and each of such Sellers, a “Seller”)), and, solely for purposes of Sections 4.1, 4.2, 4.3, 4.4 and 13.18 hereof, Popular North America, Inc., a Delaware corporation (“PNA”), and Popular, Inc., a Puerto Rico corporation (“Parent”, and together with Purchasers, PNA and Sellers, the “Parties”).
     WHEREAS, Sellers desire to sell to Whole Loan Purchaser, and Whole Loan Purchaser desires to purchase from Sellers, the Purchased Loans (as defined below), on a servicing released basis;
     WHEREAS, Sellers desire to sell to RMBS Purchaser, and RMBS Purchaser desires to purchase from Sellers, the RMBS Assets (as defined below); and
     WHEREAS, Sellers desire to sell and assign to Servicing Assets Purchaser, and Servicing Assets Purchaser desires to purchase and assume, the Servicing Assets (as defined below).
     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the Parties hereby agree as follows:
ARTICLE 1.
DEFINITIONS; INTERPRETATION
     1.1 Definitions. As used in this Agreement, the following terms have the meanings set forth below:
     “Action” means any civil, criminal or administrative claim, demand, action, suit, proceeding (public or private), investigation, hearing litigation, prosecution, arbitration, mediation by or before any Government Entity.
     “Adjusted Purchase Price” shall have the meaning set forth in Section 6.30(d).
     “Advances” means, with respect to each Servicing Agreement, the aggregate outstanding amount that as of any date of determination has been advanced by a Seller from its own funds or

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funds borrowed by a Seller or one of its Affiliates from a third party (but not with funds borrowed from any custodial or other accounts under a Servicing Agreement, unless such funds have been reimbursed by the applicable Seller) in connection with servicing the Serviced Mortgage Loans in accordance with the terms of such Servicing Agreement, including with respect to principal, interest, Taxes, insurance premiums and all other advances made by a Seller pursuant to the applicable Servicing Agreement.
     “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified. For purposes of this definition, the term “control” of a Person means the possession, direct or indirect, of the power to (a) vote 50% or more of the voting securities of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by Contract or otherwise, and the terms and phrases “controlling,” “controlled by” and “under common control with” have correlative meanings.
     “Agreement” means this Asset Purchase Agreement, including all Schedules and Exhibits hereto, as it may be amended from time to time in accordance with its terms.
     “Ancillary Agreements” means any Contract that is to be entered into at any Asset Transfer, including the Assignment and Assumption Agreements, the Interim Servicing Agreement and the Subservicing Agreements, if any.
     “Ancillary Income” means any and all income, revenue, fees, expenses, charges or other moneys that a Seller is entitled to receive, collect or retain as servicer pursuant to the Servicing Agreements (other than servicing fees).
     “Anti-Money Laundering Laws” shall have the meaning set forth in Section 4.13.
     “Applicable Requirements” means with respect to any Seller (a) all applicable requirements of Law relating to the Purchased Assets; (b) all contractual obligations of such Seller with respect to the Purchased Assets, including those contractual obligations contained in the Servicing Agreements, and in any agreement with any Government Entity or Insurer in the Mortgage Loan Documents; and (c) such Sellers’ Servicing Policies.
     “Asset Transfer” shall have the meaning set forth in Section 2.1(b).
     “Assignment and Assumption Agreements” means one or more assignment and assumption agreements to be executed by Sellers in favor of Purchasers in respect of the Servicing Agreements, substantially in the form set forth in Exhibit A.
     “Assigned Servicing Agreement” shall have the meaning set forth in Section 2.3(a).
     “Assigned Servicing Agreements List” shall have the meaning set forth in Section 3.1(b)(i).
     “Assigned Servicing Transactions List” shall have the meaning set forth in Section 3.1(b)(ii).

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     “Assumed Liabilities” shall have the meaning set forth in Section 2.4.
     “Apportioned Obligations” shall have the meaning set forth in Section 12.1 (a).
     “Automobile Loans” means all automobile loans listed on Schedule 1.1.(a) as updated as of the close of business on the Business Day prior to the Closing Date to reflect any automobile loans excluded pursuant to Section 6.30(a) and any other change agreed by the Parties.
     “Bankruptcy Code” means 11 U.S.C. § 101 et seq.
     “Base Whole Loan Purchase Price” means the amount calculated as of the Purchased Loans Cut-Off Date in accordance with Exhibit B.
     “Bid” shall have the meaning set forth in Section 6.30(d).
     “Bid Price” shall have the meaning set forth in Section 6.30(d).
     “Books and Records” means all files, documents, instruments, papers, books and records (in any form), customer credit data and manuals maintained by or on behalf of Sellers and related to the Purchased Assets.
     “Business Day” means any day of the year other than (a) any Saturday or Sunday or (b) any other day on which banks located in New York, New York generally are closed for business.
     “Cap” shall have the meaning set forth in Exhibit B.
     “Closing” shall have the meaning set forth in Section 2.1(a).
     “Closing Adjustment” shall have the meaning set forth in Section 3.2(a).
     “Closing Binder” means, with respect to each Servicing Transaction, and each in electronic and fully searchable form, if available through commercially reasonable efforts, the pooling and servicing agreement, the prospectus, prospectus supplement, and/or the private placement memorandum, if any, the indenture, the trust agreement, the custodial agreement, if any, any documents identified in Schedule A to Exhibit A hereto and any other similar document governing, describing, or relating to such Servicing Transaction or otherwise relevant to an issuance of a security, and any amendments or supplements to any of the foregoing.
     “Closing Date” shall have the meaning set forth in Section 10.1.
     “Closing Date Payment” shall have the meaning set forth in Section 3.1(a)(v).
     “Closing Purchase Price” means the Closing Date Payment less the Delinquency Adjustment (as adjusted to reflect the Closing Adjustment).
     “Closing Statement” shall have the meaning set forth in Section 3.2(a).
     “Code” means the Internal Revenue Code of 1986, as amended.

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     “Collateral” means any real or personal property listed in, and for which a security interest in granted by, any Security Agreement or Mortgage.
     “Consent” means any consent, authorization, waiver, permit or approval of, notice to or registration or filing with a Person.
     “Contest” shall have the meaning set forth in Section 12.4(c).
     “Contracts” means all agreements, contracts, leases and subleases, sales and purchase orders, arrangements, commitments and licenses, whether written or oral.
     “Custodial Accounts” means the accounts in which Custodial Funds are deposited and held by a Seller in connection with the Serviced Mortgage Loans.
     “Custodial Funds” means all funds held by Sellers in the Custodial Accounts with respect to the Serviced Mortgage Loans including all principal and interest funds and any other funds maintained by Sellers in respect of the Serviced Mortgage Loans. For the avoidance of doubt, Custodial Funds shall not include Escrow Funds.
     “Deductible” shall have the meaning set forth in Exhibit B.
     “Delinquency Adjustment” shall have the meaning set forth in Exhibit C.
     “Due Diligence Advance” means an amount equal to the fee paid to Whole Loan Purchaser in accordance with Paragraph 5 of that certain Letter Agreement, dated July 17, 2008, between Parent and Whole Loan Purchaser, as amended by the Amendment to Letter Agreement, dated August 15, 2008.
     “Economic RMBS Purchase Price” shall have the meaning set forth in Section 3.1(a)(v).
     “E-LOAN Auto II” shall have the meaning set forth in the preamble to this Agreement.
     “Enforceability Exceptions” shall have the meaning set forth in Section 4.1.
     “Equity One” shall have the meaning set forth in the preamble to this Agreement.
     “Equity One Consumer” shall have the meaning set forth in the preamble to this Agreement.
     “Equity One PA” shall have the meaning set forth in the preamble to this Agreement.
     “Equity One Whole Loan Interim Servicing Fee” shall have the meaning set forth in Exhibit B.
     “Escrow Account” means each account in which Escrow Funds are deposited and held by a Seller in connection with the Purchased Mortgage Loans and the Serviced Mortgage Loans.
     “Escrow Funds” means funds held by a Seller in the Escrow Accounts with respect to the Purchased Mortgage Loans and the Serviced Mortgage Loans for the payment of taxes,

4

assessments, insurance premiums, ground rents, funds from hazard insurance loss drafts, other mortgage escrow and impound items and similar charges (including interest accrued thereon for the benefit of the Obligors under the Serviced Mortgage Loans, if applicable), maintained by a Seller in respect of the Purchased Mortgage Loans and the Serviced Mortgage Loans.
     “Estimated Settlement Advances” shall have the meaning set forth in Section 3.1(b)(iii)(2).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Excluded Assets” shall have the meaning set forth in Section 2.2.
     “Fannie Mae” means The Federal National Mortgage Association, or any successor thereto.
     “Freddie Mac” means The Federal Home Loan Mortgage Corporation, or any successor thereto.
     “GAAP” means United States generally accepted accounting principles.
     “Goodbye Letter” shall have the meaning set forth in Section 6.2.
     “Government Entity” means any federal, state or local court, administrative body or other governmental or quasi-governmental entity with competent jurisdiction, including the Department of Housing and Urban Development, Fannie Mae, the Government National Mortgage Association, Freddie Mac and the Federal Trade Commission.
     “Holdback Amount” shall have the meaning set forth in Section 3.1(b)(iv)(2).
     “Indemnified Person” means the Person or Persons entitled to, or claiming a right to, indemnification under Article 11.
     “Indemnifying Person” means the Person or Persons claimed by the Indemnified Person to be obligated to provide indemnification under Article 11.
     “Independent Accounting Firm” means, with respect to each dispute under Section 3.2 or 3.3, a nationally recognized independent accounting firm mutually chosen by the parties in connection with such dispute.
     “Initial Servicing Assets Settlement Date” shall have the meaning set forth in Section 10.1(a).
     “Insurer” means any Person who insures or guarantees (a) all or any portion of the risk of loss upon the Obligor’s default on any of the Mortgage Loans or (b) against hazard, flood, earthquake, title or other risk of loss in accordance with Applicable Requirements, including a Government Entity, any private mortgage insurer and any insurer or guarantor under any standard hazard insurance policy, any federal flood insurance policy, any title insurance policy,

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any earthquake insurance policy, or any other insurance policy applicable to a Mortgage Loan and any successor thereto.
     “Interim Funder” shall have the meaning given such term in the MERS Procedure Manual.
     “Interim Servicing Agreement” shall have the meaning set forth in Section 6.31.
     “Investor” means, with respect to each Serviced Mortgage Loan, any trust or private investor, as applicable, which owns such Serviced Mortgage Loan.
     “IRS” means the Internal Revenue Service.
     “Judicial Action” shall have the meaning set forth in Section 13.10.
     “Law” means any law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree or governmental requirement enacted, promulgated, entered into, agreed to or imposed by any Government Entity.
     “Liabilities” means any and all debts, liabilities, obligations, commitments, responsibilities, fines, penalties and sanctions, absolute or contingent, matured or unmatured, liquidated or unliquidated, joint, several or individual, asserted or unasserted, accrued or unaccrued, known or unknown, due or to become due, including any costs, expenses, interest, reasonable attorneys’ fees, disbursements and expense of counsel, expert and consulting fees and costs related thereto or to the investigation or defense thereof.
     “Lien” means any lien, security interest, charge, claim, mortgage, deed of trust, option, lease or other encumbrance.
     “Loan Data Tape” shall have the meaning set forth in Section 6.24(a).
     “Loan File” means, as to each Purchased Loan, the documents and materials described in Exhibit D.
     “Loan Test Tape” shall have the meaning set forth in Section 6.23(a).
     “Loss” or “Losses” means any and all damages, losses, actions, proceedings, causes of action, obligations, liabilities, claims, encumbrances, penalties, demands, assessments, judgments, costs and expenses, including court costs and reasonable attorneys’ and consultants’ fees and costs of litigation, but in any event shall exclude (a) any interest with respect thereto and (b) consequential, punitive, special or incidental damages or lost profits claimed, incurred or suffered by any Indemnified Person.
     “Material Adverse Effect” means any change, effect, event or circumstance, that, individually or in the aggregate, is, or would reasonably be expected to be, materially adverse to the value of the Purchased Assets taken as a whole, or would reasonably be expected, individually or in the aggregate, to prohibit, materially delay or materially impair the transactions contemplated by this Agreement or any of the Ancillary Agreements, except for any change,

6

effect, event or circumstance relating to (a) matters generally affecting the mortgage origination or servicing industry, (b) general economic, regulatory or political conditions or changes in the United States, including changes to the U.S. housing market, (c) military action or any act of terrorism, (d) the announcement of this Agreement or public disclosure of the transactions contemplated herein, (e) changes in applicable Laws after the date hereof, (f) changes in accounting rules or requirements or the interpretation thereof or (g) compliance with the terms of this Agreement or the consummation of the transactions contemplated by this Agreement (including the taking of any action expressly required by this Agreement or acts or omissions of any Seller (or any of their respective Affiliates) taken with the prior written consent of Purchasers); provided, that with respect to clauses (a), (b), (c), (e) or (f), such change, effect, event or circumstance will be considered to the extent that it disproportionately affects the value of the Purchased Assets taken as a whole as compared to assets that are substantially similar in nature to the Purchased Assets taken as a whole.
     “MERS” means MERSCORP, Inc., its successors and assigns.
     “MERS Designated Mortgage Loan” means Purchased Mortgage Loans for which a Seller has designated MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for such Seller, in accordance with MERS Procedure Manual.
     “MERS Procedure Manual” means the MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.
     “MERS Report” means the report from the MERS® System listing MERS Designated Mortgage Loans and other information.
     “MERS® System” means MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.
     “Mortgage” means the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first or second lien upon a leasehold estate of the Mortgagor.
     “Mortgage Loans” means any residential mortgage loan or other extension of credit secured by a Lien on real property of an Obligor, including the related REO Properties.
     “Mortgage Loan Documents” means, for each Mortgage Loan serviced under a Servicing Agreement or included in the Purchased Mortgage Loans, the Mortgage Note, the mortgage or deed of trust and all assignments of the mortgage or deed of trust, all endorsements and allonges to the Mortgage Note, the title insurance policy with all endorsements thereto, any security agreement and financing statements, any account agreements, and any assignments, assumptions, modifications, continuations or amendments to any of the foregoing.

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     “Mortgage Note” means, with respect to a Mortgage Loan, a promissory note or notes, or other evidence of indebtedness, together with any assignment, reinstatement, extension, endorsement or modification thereof.
     “Mortgaged Property” means a fee simple property (or such other estate in real property as is commonly accepted as collateral for Mortgage Loans) that secures a Mortgage Note and that is subject to a mortgage.
     “Mortgagor” means the Obligor on a Mortgage Note.
     “Non-Fundamental Loan Loss” shall have the meaning set forth in Section 11.4(e).
     “Non-Interim Serviced Purchased Loans” means the Other Purchased Loans (except for construction loans), Automobile Loans and HELOCs (as defined in Exhibit H hereto).
     “Note” means a Mortgage Note, or other evidence related to a Purchased Loan in whatever form or nature, including a promissory note, loan contract credit agreement, installment loan contract or retail instrument.
     “Notice of Acceptance” shall have the meaning set forth in Section 3.2(c)(i).
     “Notice of Disagreement” shall have the meaning set forth in Section 3.2(c)(ii).
     “Obligor” means any Person that is an obligor, lessee, borrower or guarantor under any Purchased Loan.
     “Order” means any order, injunction, judgment, decree, ruling, stipulation, assessment or arbitration award of any Government Entity.
     “Ordinary Course of Business” means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).
     “Other Purchased Loans” means all loans listed on Schedule 1.1(a) other than the Purchased Mortgage Loans and the Automobile Loans, which may include small balance commercial loans, consumer loans and construction loans, as updated as of the close of business on the Business Day prior to the Closing Date to reflect any loans excluded pursuant to Section 6.30(a) and any other change agreed by the Parties.
     “Parent” shall have the meaning set forth in the preamble to this Agreement.
     “Parent Material Adverse Effect” means any change, effect, event or circumstance that, individually or in the aggregate, is, or would reasonably be expected to be, materially adverse to the financial condition of Parent and its subsidiaries, taken as a whole, except for any change, effect, event or circumstance relating to (a) matters generally affecting any industries in which Parent or any of its subsidiaries operates, (b) matters generally affecting the United States (or any other country or jurisdiction) or global economy generally or capital, financial banking, credit or securities markets generally, including changes in interest or exchange rates, (c) political or regulatory conditions generally of the United States (including, for the avoidance of doubt,

8

Puerto Rico) in which Parent or any of its subsidiaries operates, (d) military action or any act of terrorism, (e) the disclosure of the transactions contemplated by this Agreement, (f) changes in Law, (g) changes in accounting rules or requirements or the interpretation thereof, (h) any matter or condition described in the Schedules to this Agreement or (i) any failure to meet internal or published projections, estimates or forecasts of revenues, earnings, or other measures of financial or operating performance for any period (provided that the underlying cause of such failures (subject to the other provisions of this definition) shall not be excluded); provided, that with respect to clauses (a), (b), (c), (d), (f) or (g), such change, effect, event or circumstance will be considered to the extent that it disproportionately affects the financial condition of Parent and its subsidiaries, taken as a whole, as compared to other bank holding companies of similar asset size headquartered in the United States or its territories that are principally engaged in commercial and retail banking.
     “Parties” shall have the meaning set forth in the preamble to this Agreement.
     “Permits” shall have the meaning set forth in Section 4.11
     “Permitted Liens” means Liens arising by operation of Law for Taxes not yet due and payable.
     “Person” means any individual, corporation, partnership, association, limited liability company, trust, Government Entity or other entity or organization.
     “PMSI” shall have the meaning set forth in the preamble to this Agreement.
     “PNA” shall have the meaning set forth in the preamble to this Agreement.
     “Popular Financial” shall have the meaning set forth in the preamble to this Agreement.
     “Popular FS” shall have the meaning set forth in the preamble to this Agreement.
     “Post-Closing Tax Period” shall have the meaning set forth in Section 12.1(a).
     “Post-Transfer Tax Period” shall have the meaning set forth in Section 12.1(a).
     “Pre-Closing Loan Issue” shall have the meaning set forth in Section 6.30(a).
     “Pre-Transfer Tax Period” shall have the meaning set forth in Section 12.1(a).
     “Proposed Adjustments” shall have the meaning set forth in Section 3.2(c)(ii).
     “PSA Amendments” means any amendment to the provisions of any Servicing Agreement that relate to the replacement of a servicer or the assignment of servicing responsibility, which amendment is determined by Sellers to be reasonably necessary or appropriate to be entered into in connection with obtaining the Servicing Agreement Consents with the consent of the Purchasers, which consent shall not be unreasonably withheld.

9

     “Purchase Price” means the Closing Purchase Price or any Servicing Asset Purchase Price, as the context requires.
     “Purchased Assets” shall have the meaning set forth in Section 2.1(b).
     “Purchased Loan Issue” shall have the meaning set forth in Section 6.30.
     “Purchased Loans” means the Purchased Mortgage Loans, the Automobile Loans and the Other Purchased Loans.
     “Purchased Loans Cut-off Date” means the close of business on July 31, 2008.
     “Purchased Mortgage Loans” means all Mortgage Loans listed on Schedule 1.1(a), as updated as of the close of business on the Business Day prior to the Closing Date to reflect any Mortgage Loans excluded pursuant to Section 6.30(a) and any other change agreed by the Parties.
     “Purchaser” shall have the meaning set forth in the preamble of this Agreement.
     “Purchaser Fundamental Representations” means the representations set forth in Sections 5.1, 5.2, 5.3, 5.4 and 5.8.
     “Purchaser Indemnified Parties” shall have the meaning set forth in Section 11.2.
     “Rating Agency” means Standard & Poors’ and Moody’s Investor Services.
     “Rating Agency Affirmation Letter” means, as to each Servicing Agreement, a letter from each related Rating Agency to the effect that, as applicable, (a) the assignment by the applicable Seller and the assumption by the Servicing Assets Purchaser with respect to such Servicing Agreement, and (b) if applicable, the amendment of the Servicing Agreement pursuant to the relevant PSA Amendment will not, in and of itself, result in a downgrading of the rating of any securities that have been rated by such Rating Agency.
     “Receivables” means (a) a Mortgage Loan or right to payment which is secured by a Lien on or other interest in real or personal property or (b) any debt or equity security (including a participation certificate) that represents an interest in (or represents an ownership interest in, or a debt obligation of, a Person which owns, directly or indirectly) a pool of instruments described in clause (a) of this definition.
     “REO Property” means a Mortgaged Property acquired through foreclosure, by acceptance of a deed in lieu of foreclosure or by any other means arising from or related to the default or imminent default of a Mortgage Loan.
     “RESPA” means the Federal Real Estate Settlement Procedures Act and the rules and regulations promulgated thereunder.
     “Retained Liabilities” shall have the meaning set forth in Section 2.5.

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     “RMBS Purchaser” shall have the meaning set forth in the preamble to this Agreement.
     “RMBS Assets” shall have the meaning set forth in Section 2.1(a)(ii).
     “Securities Act” means the Securities Act of 1933, as amended.
     “Security Agreement” means for Purchased Loans other than Mortgage Loans, the document or instruments setting or establishing the security interest in Collateral for Purchased Loans, together with any and all certificates or title or other evidences of ownership of the security interest.
     “Seller” shall have the meaning set forth in the preamble of this Agreement.
     “Seller Consent” shall have the meaning set forth in Section 4.4(b).
     “Seller Fundamental Representations” means (a) the representations and warranties set forth in Sections4.1, 4.2, 4.3, 4.4 and 4.6(b) and (b) the representations and warranties set forth in Exhibits H, I, J, K and L that are identified therein as Seller Fundamental Representations.
     “Seller Indemnified Parties” shall have the meaning set forth in Section 11.3.
     “Sellers’ Knowledge” or variations thereof, means the actual knowledge of the executive officers and directors of Sellers set forth on Schedule 1.1(b).
     “Sellers’ Servicing Policies” means the written policies and procedures used by Sellers in connection with the Purchased Assets.
     “Serviced Mortgage Loan” means a Mortgage Loan serviced under any Servicing Agreement.
     “Serviced REO Property” means a Mortgaged Property acquired under a Servicing Agreement through foreclosure, by acceptance of a deed in lieu of foreclosure or by any other means arising from or related to the default or imminent default of a Mortgage Loan.
     “Servicer” means the “Servicer” as such term is defined in any Servicing Agreement.
     “Servicing Agreements” means the servicing agreements, pooling and servicing agreements, subservicing agreements, master servicing agreements, interim servicing agreements and related agreements (such as custodial agreements, insurance agreements and administrative agreements) identified on Schedule 1.1(c), including all documents attached as an exhibit or schedule to or incorporated by reference into any such agreement.
     “Servicing Agreement Consent” means, with respect to each Servicing Agreement, the Seller Consent with respect to each such Servicing Agreement, which Consent shall (a) satisfy the applicable requirements under the Servicing Agreement with respect to the assignment of the Servicing Agreement to, and assumption of the Servicing Agreement by, Servicing Assets Purchaser, (b) include a PSA Amendment, if applicable to such Servicing Agreement and (c) include a Rating Agency Affirmation Letter with respect to such Servicing Agreement.

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     “Servicing Assets” shall have the meaning set forth in Section 2.1(b).
     “Servicing Assets Purchase Price” means the purchase price payable for the rights related to any Servicing Transaction, as determined in accordance with Exhibit B and Section 3.2(c) (as adjusted to reflect the applicable Servicing Assets Settlement Adjustment).
     “Servicing Assets Purchaser” shall have the meaning set forth in the preamble to this Agreement.
     “Servicing Assets Settlement” shall have the meaning set forth in Section 2.1(b).
     “Servicing Assets Settlement Date” shall have the meaning set forth in Section 10.1(b).
     “Servicing Assets Settlement Adjustment” shall have the meaning set forth in Section 3.2(b).
     “Servicing Assets Settlement Payment” shall have the meaning set forth in Section 3.1(b)(iv)(1).
     “Servicing Assets Settlement Payment Estimate” shall have the meaning set forth in Section 3.1(b)(iii)(2).
     “Servicing Assets Settlement Statement” shall have the meaning set forth in Section 3.2(b).
     “Servicing Calculation Date” means the last day of the second month prior to the month in which the related Servicing Cut-Off Date falls, or such other date as the Parties may agree.
     “Servicing Cut-Off Date” means, with respect to each Servicing Assets Settlement, the last day of month prior to the month in which the related Servicing Assets Settlement Date falls.
     “Servicing Data Tape” shall have the meaning set forth in Section 6.24(b).
     “Servicing Fees” means the sum of (a) the servicing fees (excluding any Ancillary Income) payable to a Seller as set forth in a Servicing Agreement and (b) any Ancillary Income.
     “Servicing File” means, for each Serviced Mortgage Loan and Purchased Mortgage Loan, copies of the Mortgage Loan Documents and other relevant documents and information, including the documents and other items described on Schedule 1.1(d).
     “Servicing Rights” means all right, title and interest of Sellers in and to: (a) the right to service and/or subservice (as applicable therein) the Serviced Mortgage Loans under the Servicing Agreements, including the right to receive the Servicing Fees and Ancillary Income; (b) the related master servicing and/or servicing obligations as specified in each Servicing Agreement, including the obligations to administer and collect the payments of or relating to the Serviced Mortgage Loans, and to remit all amounts and provide information reporting to others in accordance with the Servicing Agreements and excluding any obligation that is a Retained Liability; (c) the right of ownership, possession, control and use of any and all Servicing Files,

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Mortgage Loan Documents and other relevant documents and accounts pertaining to the servicing of the Serviced Mortgage Loans as provided in the Servicing Agreements; (d) the rights with respect to, and obligations to make, any advances required pursuant to any Servicing Agreement, including obligations to reimburse funds borrowed from any custodial or other accounts under a Servicing Agreement; (e) the “clean-up call” right, if any, to purchase the Serviced Mortgage Loans upon the aggregate principal balance thereof being reduced below a specified amount to the extent provided to a Seller in the Servicing Agreement; (f) the right to enter into arrangements that generate ancillary fees in respect of the Serviced Mortgage Loans under any Servicing Agreement and the Purchased Assets; and (g) all other rights, powers and privileges of Sellers as the master servicer, servicer or subservicer under the Servicing Agreements as expressly set forth therein or as deemed at Law; provided, that all indemnification rights and obligations of any Seller (i) under the Servicing Assets arising prior to the applicable Servicing Assets Settlement Date and (ii) relating to the Closing Purchased Assets prior to the Closing Date shall not be transferred to Purchaser.
     “Servicing Test Tape” shall have the meaning set forth in Section 6.23(b).
     “Servicing Transactions” means any residential mortgage-backed securities transactions serviced pursuant to the Servicing Agreements.
     “Servicing Transfer Date” shall have the meaning set forth in Section 6.31.
     “Servicing Transfer Instructions” means the instructions set forth in Exhibits F-1 and F-2 hereto detailing the procedures pursuant to which Sellers shall effect the transfer of Purchased Mortgage Loans and Mortgage Loans serviced under the Servicing Agreements and other documents, reports and files to the Servicing Assets Purchaser.
     “Settlement Agreement” means the settlement agreement entered into as of May 14, 2007 by and among Bear Stearns & Co. Inc., EMC Mortgage Corporation, Wells Fargo Bank, N.A., Equity One, People’s Choice Home Loan, Inc., People’s Choice Financial Corporation and their affiliated debtors and debtors in possession and the Official Committee of Unsecured Creditors of such debtors.
     “Shortfall Amount” shall have the meaning set forth in Section 3.1(b)(ii).
     “Subservicing Agreement” shall have the meaning set forth in Section 2.3(b).
     “Tax” or “Taxes” mean all taxes, charges, fees, duties, levies or other assessments, including income, gross receipts, escheat, capital stock, net proceeds, ad valorem, turnover, real, personal and other property (tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, interest equalization, windfall profits, unitary, severance and employees’ income withholding, unemployment and Social Security taxes, duties, assessments and charges (including the recapture of any tax items such as investment tax credits) and any amounts attributable thereto or attributable to any failure to comply with any requirement regarding Tax Returns and any transferee or secondary Liability in respect of taxes, including, in each case, any interest, penalty or addition thereto, whether disputed or not, which are imposed by the United States, or any Government Entity.

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     “Tax Return” means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any such document prepared on a consolidated, combined or unitary basis and also including any schedule or attachment thereto, and including any amendment thereof.
     “Tax Statute of Limitations Date” with respect to a particular Tax means the close of business sixty (60) days after the expiration of the applicable statute of limitations with respect to such Tax, including any extensions or waivers thereof required by Law or made with the consent of the applicable Seller (such consent not to be unreasonably withheld) (or if such date is not a Business Day, the next Business Day).
     “Taxing Authority” means any Government Entity responsible for the administration or imposition of any Tax.
     “Test Tape” shall have the meaning set forth in Section 6.23(b).
     “Third Party Claim” shall have the meaning set forth in Section 11.7.
     “Total Purchase Price” means an amount equal to the sum of (a) the Closing Purchase Price and (b) each Servicing Assets Purchase Price.
     “Transfer” means to sell, convey, transfer, assign and deliver.
     “Transfer Adjustment” means any Servicing Assets Settlement Adjustment and the Closing Adjustment.
     “Transfer Date” shall have the meaning set forth in Section 10.1(b).
     “Transfer Statement” shall have the meaning set forth in Section 3.2(b).
     “Transfer Taxes” shall have the meaning set forth in Section 12.2.
     “Trust” means any trust established in connection with an Servicing Transaction.
     “Unassigned Servicing Agreement” shall have the meaning set forth in Section 2.3(b).
     “Unresolved Adjustments” shall have the meaning set forth in Section 3.2(d).
     “Welcome Letter” shall have the meaning set forth in Section 6.2.
     “Whole Loan Accrued Interest Amount” means the amount calculated in accordance with Exhibit B.
     “Whole Loan Assets” means the Purchased Loans, including accrued interest thereon, and the incidents of ownership set forth in Section 2.1(a)(i)(1) and (2).
     “Whole Loan Purchase Price Carry Amount” shall have the meaning set forth in Exhibit B.

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     “Whole Loan Purchaser” shall have the meaning set forth in the preamble to this Agreement.
     1.2 Interpretation. The headings preceding the text of Articles and Sections included in this Agreement and the headings to Schedules and Exhibits attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Agreement. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement. Reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Underscored references to Articles, Sections, paragraphs, clauses, Exhibits or Schedules shall refer to those portions of this Agreement. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section, paragraph or clause of, or Exhibit or Schedule to, this Agreement.
ARTICLE 2.
PURCHASE AND SALE
     2.1 Purchase and Sale.
          (a) Closing. On the terms and subject to the conditions set forth herein, at the closing of the transactions contemplated hereby (the “Closing”), the applicable Sellers shall sell, convey, transfer, assign and deliver to the applicable Purchaser, and the applicable Purchaser shall purchase and acquire from the applicable Sellers, and take assignment and delivery of, all of the applicable Sellers’ right, title and interest, in and to the following assets, properties and rights (whether tangible or intangible, real, personal or mixed), free and clear of all Liens, excluding the Excluded Assets:
     (i) Whole Loan Purchaser shall purchase and acquire the Purchased Loans, on a servicing released basis, which shall include the following incidents of ownership:
          (1) the rights of any Seller under each and every existing policy or certificate of insurance, if any, to the extent such policy or certificate relates to (A) any Collateral securing any Purchased Loan or (B) the life or lives, health or unemployment of any Obligor, and all pending insurance claims and claims filed in the future, if any, and the proceeds thereof;
          (2) all causes of action, lawsuits, judgments, claims, refunds, choses in action, rights of recovery, rights of set off, rights of recoupment, demands and any other rights of any nature to the extent related to a Purchased Loan, including any rights, claims and causes of action against any automobile dealer or retailer

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in respect of which a Purchased Loan was used to finance the purchase of a product from such dealer or retailer; and
     (ii) RMBS Purchaser shall purchase and acquire the debt and equity interests of Sellers in the residential mortgage securitizations identified on Schedule 2.1(a)(ii) and all incidents of ownership thereof (the “RMBS Assets”).
          (b) Servicing Assets Settlement. On the terms and subject to the conditions set forth herein, at the Closing, or, with respect to any Servicing Agreement for which the applicable Servicing Agreement Consent is not obtained by the Closing then, in accordance with Section 2.3(c), upon the receipt of such Servicing Agreement Consent (each, a “Servicing Assets Settlement” and each of the Closing and each Servicing Assets Settlement, an “Asset Transfer”), the applicable Sellers shall sell, convey, transfer, assign and deliver to the Servicing Assets Purchaser, and the Servicing Assets Purchaser shall purchase and acquire from the applicable Sellers, and take assignment and delivery of, all of the applicable Sellers’ right, title and interest, in and to the following assets, properties and rights (whether tangible or intangible, real, personal or mixed), free and clear of all Liens, as the same shall exist as of each Servicing Assets Settlement, excluding the Excluded Assets (collectively, the “Servicing Assets” and, together with the Whole Loan Assets and the RMBS Assets, the “Purchased Assets”):
     (i) all of the Servicing Rights pursuant to the applicable Assigned Servicing Agreements;
     (ii) the contractual right to receive (1) reimbursement pursuant to the Assigned Servicing Agreements for the Advances and (2) Servicing Fees that are accrued and unpaid with respect to the applicable Assigned Servicing Agreements as of the applicable Servicing Assets Settlement Date;
     (iii) all Books and Records, relating to the applicable Servicing Assets that are not Excluded Assets and copies of Books and Records relating to the applicable Servicing Assets that any Seller is required by Law to retain;
     (iv) all guarantees and warranties of third parties that relate solely to the ownership or operation of the applicable Servicing Assets;
     (v) all credits, prepaid expenses, deferred charges, advance payments, security deposits, prepaid items and duties to the extent exclusively related to the applicable Servicing Assets;
     (vi) all insurance benefits, including rights and proceeds, arising from or relating to the applicable Assumed Liabilities; and
     (vii) all causes of action, lawsuits, judgments, claims, refunds, choses in action, rights of recovery, rights of set-off, rights of recoupment, demands and any other rights of any nature to the extent related to the applicable Servicing Assets.
     2.2 Excluded Assets. Notwithstanding anything herein to the contrary, Sellers shall retain all of their existing right, title and interest in and to, and there shall be excluded from the

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sale, conveyance, assignment or transfer to Purchasers hereunder, the following (collectively, the “Excluded Assets”):
          (a) any asset or class of assets excluded from the defined terms set forth in Sections 2.l(a) and (b) by virtue of the limitations expressed therein;
          (b) all cash and cash equivalents, including Sellers’ bank accounts (but, for the avoidance of doubt, excluding any Servicing Rights);
          (c) all Tax Returns of Sellers or any of their respective Affiliates and all Books and Records related thereto;
          (d) any Books and Records that any Seller is required by Law to retain;
          (e) all names of Sellers (and any derivatives thereof), including the “Popular,” “Equity One” and “E-LOAN” names (and any derivatives thereof), and all goodwill associated therewith;
          (f) all Contracts solely between one or more Sellers, on one hand, and any one or more Affiliates of Sellers, on the other hand;
          (g) all Books and Records prepared or received in accordance with the proposed sale of the Purchased Assets, including offers received from prospective purchasers, and all right, title and interest of Sellers under this Agreement or any Ancillary Agreement (or any other agreement between a Seller or any of its Affiliates, on the one hand, and Purchaser or any of its Affiliates, on the other hand, entered into on or after the date of this Agreement with respect to the Purchased Assets);
          (h)  except as set forth in Sections 2.1(a)(i)(1) and 2.1(b)(vi), any insurance policies or insurance coverage relating to the Purchased Assets;
          (i) Tax refunds related to any taxable period (or portion thereof) ending on or prior to (but not including) the applicable Transfer Date to the extent Taxes were paid by or on behalf of a Seller;
          (j) all rights, claims and causes of action relating to any Excluded Asset or any Retained Liability; and
          (k) all assets of Sellers other than the Purchased Assets.
     2.3 Certain Provisions Regarding Assignments.
          (a) Sellers shall use their commercially reasonable efforts to obtain, and Purchasers shall in good faith cooperate with, and provide reasonable assistance to, Sellers in connection with obtaining, as promptly as is reasonably practicable after the date hereof, the Servicing Agreement Consents (each such Servicing Agreement for which a Servicing Agreement Consent has been obtained, an “Assigned Servicing Agreement”), including taking the steps set forth on Exhibit E.

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          (b) With respect to any Servicing Agreement for which a Servicing Agreement Consent has not been obtained as of the Closing Date (each such Servicing Agreement, an “Unassigned Servicing Agreement”), Servicing Assets Purchaser and the applicable Seller shall, on the Closing Date, enter into a Subservicing agreement on the terms set forth in Exhibit G (each, a “Subservicing Agreement”).
          (c) With respect to any Servicing Agreement for which Servicing Assets Purchaser and the applicable Seller shall have entered into a Subservicing Agreement pursuant to Section 2.3(b), the provisions of Section 2.3(a) shall continue to apply and the Parties shall continue to pursue the remaining Servicing Agreement Consents in accordance with the terms of such Section. To the extent that any Servicing Agreement Consent is obtained pursuant to this Section 2.3(c) with respect to any Servicing Agreement, the Subservicing Agreement related to such Servicing Agreement shall automatically terminate except as provided therein without any further action of any party upon the Servicing Assets Settlement Date relating to such Servicing Agreement.
     2.4 Assumption of Certain Liabilities. At the applicable Transfer Date, the identified Purchaser shall assume and shall agree to pay, perform and discharge when due, the following Liabilities of Sellers and their Affiliates arising out of or with respect to the Purchased Assets (the “Assumed Liabilities”):
          (a) Whole Loan Purchaser, funding obligations after Closing with respect to Purchased Loans that are HELOCs (as defined in Exhibit H hereto) or revolving consumer loans;
          (b) Servicing Assets Purchaser, all Liabilities under the Assigned Servicing Agreements from and after the applicable Servicing Assets Settlement Date except to the extent such Liabilities relate to or arise out of or in connection with any action or omission by or on behalf of any Seller (or any of their Affiliates) or of any prior servicer, subservicer and/or master servicer under any provision of the Servicing Agreements prior to the applicable Servicing Assets Settlement Date;
          (c) RMBS Purchaser, all Liabilities for Taxes imposed on or relating to the RMBS Assets for (i) any taxable period thereof beginning on the Closing Date, and (ii) with respect to any taxable year or period that includes but does not begin on the Closing Date, the portion of such taxable year or period beginning on and including the Closing Date; and
          (d) Each Purchaser, all Taxes, fees and other amounts for which such Purchaser is responsible pursuant to Section 12.1 and Section 12.2.
     2.5 Retained Liabilities. Notwithstanding anything herein to the contrary, except for the Assumed Liabilities, Sellers shall retain, and Purchasers shall not assume or otherwise be liable or responsible for the following Liabilities (collectively, the “Retained Liabilities”):
          (a) except for the Assumed Liabilities, any Liabilities of any Seller or their respective Affiliates, whether or not associated with, or arising from, the Purchased Assets;
          (b) all Liabilities arising out of any pre-Closing breach or default by Sellers (or any of their Affiliates) of any provision of the Purchased Loans;

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          (c) all Liabilities arising out of any pre-Servicing Assets Settlement breach or default by Sellers (or any of their Affiliates) or of any prior servicer, subservicer and/or master servicer of any provision of the Servicing Agreements, including any Liabilities arising out of the Settlement Agreement;
          (d) all Liabilities for Taxes imposed on or relating to the Closing Purchased Assets for (i) any taxable period thereof ending on or prior to the Closing Date, and (ii) with respect to any taxable year or period that includes but does not end on the Closing Date, the portion of such taxable year or period ending on (but not including the Closing Date), and any Liabilities for Taxes imposed on or relating to any Seller or any of its Affiliates (or any of their respective predecessors-in-interest) for any period, except that Taxes governed by Section 12.1 and Section 12.2 shall be allocated between Sellers and Purchasers as set forth therein;
          (e) all obligations under any Servicing Agreement in connection with a Servicing Transaction in which the depositor or other seller of Mortgage Loans to the Trust and the servicer are the same Person (or any Affiliate of the same Person) and such Person (or Affiliate) has an obligation to repurchase any Receivables or to reimburse, indemnify or hold harmless any Person, and any Liabilities arising from Serviced Mortgage Loans or Purchased Loans related to the origination or sale of Receivables, including in the event of fraud on the part of any Obligor under a Serviced Mortgage Loan or Purchased Loan, and any Liabilities arising out of the foregoing;
          (f) all Liabilities for Taxes imposed on or relating to the Servicing Assets for (i) any taxable period thereof ending on or prior to each Servicing Assets Settlement Date, and (ii) with respect to any taxable year or period that includes but does not end on a Servicing Assets Settlement Date, the portion of such taxable year or period ending on (but not including the applicable Servicing Assets Settlement Date), and any Liabilities for Taxes imposed on or relating to any Seller or any of its Affiliates (or any of their respective predecessors in interest) for any period, except that Taxes governed by Section 12.1 and Section 12.2 shall be allocated between Sellers and Purchasers as set forth therein;
          (g) all Liabilities arising out of or relating to any Seller’s performance or failure to perform its obligations as master servicer, servicer or subservicer under the Servicing Agreements or arising out of or in connection with any violation of any Applicable Requirements prior to each Servicing Assets Settlement Date;
          (h) demands, requests, duties or liabilities relating to any Obligor for which the related Serviced Mortgage Loan has been repaid in full, repurchased from the related Servicing Transaction or is otherwise no longer being serviced by the master servicer, servicer or subservicer as of the Servicing Assets Settlement Date with respect to such Serviced Mortgage Loan;
          (i) all Liabilities arising out of or relating to any proceeding, cause of action, action, claim, arbitration, hearing, investigation, regulatory exam, consent order, litigation or suit that (i) is pending, threatened or completed as of the date hereof with respect to any Seller or its respective Affiliates or (ii) arising out of or relates to actions or omissions of any Seller in its capacity as master servicer, servicer or subservicer under the Servicing Agreements during the

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period such Seller acted as master servicer, servicer or subservicer under the Servicing Agreements; and
          (j) all Liabilities arising out of any post-Servicing Assets Settlement Date breach or default by Sellers (or any of their Affiliates) of any provision of the Unassigned Servicing Agreements;
          (k) all Liabilities arising out of or with respect to any failure to comply with Applicable Requirements prior to the Transfer of the applicable Purchased Asset hereunder;
          (l) all Liabilities arising out of or with respect to origination of Purchased Loans; and
          (m) all Liabilities arising out of or with respect to the Excluded Assets.
ARTICLE 3.
PURCHASE PRICE
     3.1 Payments at Closing and Servicing Assets Settlement.
          (a) Purchased Loans and RMBS Assets. Subject to the terms and conditions hereof, at the Closing:
     (i) Whole Loan Purchaser shall pay, by wire transfer of immediately available funds to an account or accounts designated by Sellers, an amount (the “Whole Loan Payment”) equal to, in the aggregate, the sum of (A) the Base Whole Loan Purchase Price, Plus (B) the Whole Loan Accrued Interest Amount, plus (C) the Whole Loan Purchase Price Carry Amount, plus (D) the Equity One Whole Loan Interim Servicing Fee;
     (ii) Sellers shall pay, by wire transfer of immediately available funds to an account or accounts designated by Whole Loan Purchaser, an amount equal to the cash proceeds received by Sellers, (A) with respect to the Purchased Loans subject to the Interim Servicing Agreement, after the Purchased Loans Cut-Off Date and prior to the related Servicing Transfer Date and (B) with respect to all other Purchased Loans, after the Purchased Loans Cut-Off Date;
     (iii) Sellers shall direct Servicing Asset Purchaser to transfer to the Whole Loan Purchaser any cash proceeds with respect to the Purchased Loans subject to the Interim Servicing Agreement received on or after the related Servicing Transfer Date;
     (iv) Whole Loan Purchaser shall pay, by wire transfer of immediately available funds to an account or accounts designated by Sellers, an amount equal to the Due Diligence Advance; and
     (v) RMBS Purchaser shall pay the excess, if any, of (A) $4,027,000, over (B) the aggregate amount of cash proceeds received with respect to the RMBS Assets from

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the Purchased Loans Cut-Off Date through the Distribution Date in October 2008 (the “Economic RMBS Purchase Price” and, together with the Whole Loan Payment, the “Closing Date Payment”).
          (b) Servicing Assets.
     (i) At least fifteen (15) days prior to each Servicing Assets Settlement Date, Sellers shall provide to Purchasers a list of all Servicing Transactions, including all relevant Assigned Servicing Agreements, with respect to which Servicing Rights are to be assigned and settled on such Servicing Assets Settlement Date (such list, an “Assigned Servicing Transactions List” and such Servicing Transactions for any Servicing Asset Settlement, the “Related Servicing Transactions”).
     (ii) At least ten (10) days prior to each Servicing Assets Settlement Date, Servicing Assets Purchaser shall deliver to Sellers a reconciliation of the related Custodial Accounts for the Assigned Servicing Agreements including those related to the Related Servicing Transactions setting forth as of the Servicing Calculation Date the sum of all shortfalls, if any, contained in all individual Custodial Accounts (such sum for all Servicing Transactions being assigned and settled on such Servicing Assets Settlement Date, the “Shortfall Amount”). Any reconciliation of Custodial Accounts performed hereunder shall be calculated in accordance with the test of expected principal and interest reconciliation methodology.
     (iii) At least five (5) days prior to each Servicing Assets Settlement Date, Sellers shall provide to Purchasers:
          (1) a good faith calculation of the Servicing Assets Settlement Payment for the Servicing Transactions on the Assigned Servicing Transactions List (each, a “Servicing Assets Settlement Payment Estimate”) and, if applicable, the Holdback Amount, and
          (2) a good faith estimate of the aggregate Advances as of the Servicing Cut-Off Date with respect to the Servicing Transactions on the Assigned Servicing Transactions List (the “Estimated Settlement Advances”).
If Purchasers within two Business Days from receipt of a Servicing Assets Settlement Payment Estimate or Estimated Settlement Advances object in writing to such calculation, Sellers and Purchasers shall in good faith review such calculation and seek to resolve the dispute. If Sellers and Purchasers fail to resolve the dispute before the applicable Servicing Assets Settlement, the applicable Servicing Assets Settlement Payment shall be calculated using the applicable Servicing Assets Settlement Payment Estimate and applicable Estimated Settlement Advances (subject to a post-settlement Adjustment pursuant to Section 3.2).
     (iv) Subject to the terms and conditions hereof, at each Servicing Assets Settlement, Servicing Assets Purchaser shall pay, by wire transfer of immediately available funds to an account or accounts designated by Sellers:

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          (1) for all Related Servicing Transactions for such Servicing Assets Settlement Date, an amount equal to (A) the Servicing Assets Purchase Price calculated as of the Servicing Calculation Date in accordance with Exhibit B for the Servicing Rights related to such Servicing Transactions, minus (B) the Shortfall Amount for all such Related Servicing Transactions (a “Servicing Assets Settlement Payment”); minus
          (2) if the aggregate Advances, as of the applicable Servicing Calculation Date, for all Related Servicing Transactions for such Servicing Assets Settlement Date are greater than 95% of the aggregate Estimated Settlement Advances, a “Holdback Amount” equal to the amount (in dollars) of Advances as of the applicable Servicing Calculation Date for all such Related Servicing Transactions that exceed 95% of the Estimated Settlement Advances.
     3.2 Purchase Price Adjustment.
          (a) Not later than the 30th day following the Closing Date, Purchasers shall prepare and deliver to Sellers a statement (the “Closing Statement”) setting forth their calculation of (i) the Delinquency Adjustment, if any, as determined in accordance with Exhibit C, and (ii) the Closing Purchase Price. The “Closing Adjustment” shall equal the amount (positive or negative) by which the Closing Date Payment as determined on the Closing Date exceeds the Sellers’ calculation of the Closing Purchase Price as set forth in the Closing Statement.
          (b) Not later than the 30th day following each Servicing Assets Settlement Date, Purchasers shall prepare and deliver to Sellers (i) an updated Schedule 1.1(c) setting forth the information required by such schedule as of each Servicing Assets Settlement Date and (ii) a statement (the “Servicing Assets Settlement Statement”, and each of the Closing Statement and each Servicing Assets Settlement Statement, a “Transfer Statement”) setting forth the positive or negative amount (the “Servicing Assets Settlement Adjustment”) by which the applicable Servicing Assets Settlement Payment exceeds their calculation of the applicable Servicing Assets Purchase Price determined as of the Servicing Cut-off Date in accordance with Exhibit B.
          (c) With respect to each Transfer Statement, Sellers shall review each Transfer Statement during the 15-day period commencing on the date Sellers receive such Transfer Statement. At or prior to the end of such 15-day period, Sellers shall either:
     (i) deliver a notice to Purchasers confirming their acceptance of the Transfer Statement and Purchasers’ calculation of the applicable Transfer Adjustment (a “Notice of Acceptance”); or
     (ii) deliver a notice to Purchasers stating that Sellers disagree with the amounts set forth on the Transfer Statement and/or Purchasers’ calculation of the applicable Transfer Adjustment (a “Notice of Disagreement”), specifying the nature of such disagreement and the adjustments Sellers seek to such Transfer Statement and/or the calculation of the applicable Transfer Adjustment (the “Proposed Adjustments”).

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If Sellers fail to deliver a Notice of Disagreement within 15 days of their receipt of the applicable Transfer Statement, Sellers shall be deemed to have accepted such Transfer Statement and Purchasers’ calculation of such Transfer Adjustment.
          (d) Purchasers shall, within 15 days of their receipt of a Notice of Disagreement, review the Proposed Adjustments and notify Sellers which of the Proposed Adjustments Purchasers accept (if any) and which of the Proposed Adjustments Purchasers reject (if any). Sellers and Purchasers shall seek in good faith to resolve any differences that remain with respect to the Proposed Adjustments. If Sellers and Purchasers are unable to resolve any Proposed Adjustment (the “Unresolved Adjustments”) within ten days of commencing good faith negotiations, the Unresolved Adjustments shall be submitted at the request of Sellers or Purchasers to an Independent Accounting Firm for arbitration. The scope of the review by the Independent Accounting Firm shall be limited to resolution of any Unresolved Adjustments. Sellers and Purchasers shall use all commercially reasonable efforts to cause the Independent Accounting Firm to render a written decision resolving the Unresolved Adjustments as promptly as practicable. The written decision delivered by the Independent Accounting Firm shall be final and binding on the parties. Sellers shall bear and pay a percentage of the fees and disbursement of the Independent Accounting Firm that is equal to the percentage of the total amount (in dollars) of Unresolved Adjustments that are approved by the Independent Accounting Firm, and Purchasers shall bear and pay a percentage of the fees and disbursements of the Independent Accounting Firm that is equal to the percentage of the total amount (in dollars) of Unresolved Adjustments that are not approved, in each case as determined by the Independent Accounting Firm. Each party shall bear any fees and expenses incurred by its legal and accounting advisors in connection with the preparation and review of the Transfer Statement and Transfer Adjustment.
          (e) Each Transfer Statement and Transfer Adjustment shall become final and binding on all parties upon the earliest of (i) the date that a Notice of Acceptance is delivered to Sellers pursuant to Section 3.2(c)(i), (ii) upon termination of the 15-day review period specified in Section 3.2(c) if no Notice of Disagreement has been delivered to Sellers pursuant to Section 3.2(c)(ii), (iii) the date Sellers and Purchasers reach agreement that such Transfer Statement, together with any modifications upon which the parties have mutually agreed, is final and binding and (iv) the date on which the Independent Accounting Firm finally resolves in writing any Unresolved Adjustments.
          (f) Sellers and Purchasers shall provide the other (and their respective independent auditors) with reasonable access to any books, records, working papers and employees as such party may reasonably request in connection with the preparation and review of each Transfer Statement pursuant to this Section 3.2.
          (g) If a Transfer Adjustment is a positive number, Purchasers shall pay, within three Business Days after the related Transfer Statement becomes final and binding on the parties (as provided in Section 3.2(e)), by wire transfer of immediately available funds to an account or accounts designated by Sellers, an amount equal to such Transfer Adjustment. If a Transfer Adjustment is a negative number, Sellers shall pay, within three Business Days after the related Transfer Statement becomes final and binding on the parties (as provided in Section 3,2(f)), by

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wire transfer of immediately available funds to an account or accounts designated by Purchasers, an amount equal to the absolute value of such Transfer Adjustment.
          (h) If a Transfer Adjustment is a positive number, the applicable Purchase Price shall be increased by the amount of such Transfer Adjustment; if a Transfer Adjustment is a negative number, the applicable Purchase Price shall be decreased by the amount of the Transfer Adjustment.
ARTICLE 4.
REPRESENTATIONS AND WARRANTIES OF SELLERS
     Sellers, jointly and severally, and (each solely for the purposes of Section 4.1, 4.2, 4.3 and 4.4) Parent and PNA, represent and warrant to Purchasers as of the date of this Agreement and as of the Closing Date (as though such representations and warranties were made as of the Closing Date) as follows:
     4.1 Authority of Sellers. Parent, PNA and each Seller has all requisite corporate or limited liability company (as applicable) power and authority to enter into this Agreement and each Ancillary Agreement to which it is a party and to consummate the transactions contemplated herein and therein and no other corporate or limited liability company (as applicable) proceedings on the part of each Seller are necessary to authorize such consummation. The execution, delivery and performance of this Agreement and each Ancillary Agreement to which it is a party by Parent, PNA and each Seller has been duly authorized by all necessary corporate or limited liability company (as applicable) action. This Agreement has been duly and validly executed and delivered by Parent, PNA and each Seller and, assuming due and valid authorization, execution and delivery by each other party hereto, constitutes the legal, valid and binding obligation of Parent, PNA and such Seller, enforceable against Parent, PNA and such Seller in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization or similar Laws from time to time in effect which affect creditors’ rights generally or (b) legal and equitable limitations on the availability of specific remedies (the “Enforceability Exceptions”). Each Ancillary Agreement will be duly and validly executed and delivered by each Seller that will be a party thereto at or prior to the applicable Closing, and upon such execution and delivery (assuming such Ancillary Agreement constitutes a valid and binding obligation of each other party thereto) will constitute the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its respective terms, subject to the Enforceability Exceptions.
     4.2 Organization; Qualification. Parent, PNA and each Seller (a) is a corporation or limited liability company (as applicable) validly existing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite corporate or limited liability company (as applicable) power to own, lease and operate its properties and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or ownership of its properties requires such qualification, except where the failure to qualify would not reasonably be expected to have a Material Adverse Effect.

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     4.3 Non-Contravention. Except as set forth on Schedule 4.3, the execution, delivery and performance of this Agreement by Parent, PNA and each Seller (and of each Ancillary Agreement by each Seller that will be a party thereto) and the consummation by each Seller of the transactions contemplated hereunder and thereunder will not (a) conflict with or result in any breach of any provision of the certificate of incorporation, operating agreement, by-laws or similar organizational documents of Parent, PNA or any Seller, (b) result in a violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any material Contract to which Parent, PNA or any Seller is a party or to which the assets or properties of Parent, PNA or any Seller are subject or by which Parent, PNA or any Seller is bound, or otherwise give rise to any Liability under any Contract to which Parent, PNA or any Seller or its property is subject, (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent, PNA or any Seller or the properties or assets of Parent, PNA or any Seller, or (d) result in the creation of any Lien upon any of the Purchased Assets, excluding from the foregoing clauses (b) and (c) such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     4.4 Consents and Approvals.
          (a) The execution, delivery and performance by Parent, PNA and Sellers of this Agreement and the Ancillary Agreements and the consummation by Parent, PNA and Sellers of the transactions contemplated hereby and thereby, as applicable, does not and will not require any Consent of, by or to any Government Entity, except for those Consents that may be required solely by reason of Purchasers’ (as opposed to any other third party’s) participation in the transactions contemplated hereby.
          (b) Except as set forth on Schedule 4.4(b), the execution, delivery and performance by Parent, PNA and Sellers of this Agreement and the Ancillary Agreements and the consummation by Parent, PNA and Sellers of the transactions contemplated hereby and thereby, as applicable, does not and will not require any Consent, waiver, approval, order or authorization, declaration or filing with, or notification to, any Person (other than a Government Entity or any Affiliate of Sellers) that is a party to any Purchased Loan, Servicing Agreement or RMBS Interest (any such Consent, a “Seller Consent”).
     4.5 Purchased Loans. The representations and warranties set forth in Exhibits H, I, J, and K (with respect to REO Properties included in the Purchased Mortgage Loans) attached hereto are hereby incorporated into this Article 4 as if made in this Article 4.
     4.6 RMBS Assets.
          (a) The information set forth in Schedule 2.1(a)(ii) is true, complete and correct as of the date hereof in all material respects with respect to each RMBS Asset.
          (b) Sellers own the entire right, title and interest in and to the RMBS Assets, free and clear of all Liens.
          (c) The transfer of the RMBS Assets from Sellers to RMBS Purchaser hereunder shall not require the registration of such RMBS Assets (or any offer or transfer

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thereof) with the Securities and Exchange Commission under the Securities Act or any state authority and that such transfer will not violate Section 5 of the Securities Act.
     4.7 Servicing Assets. The representations and warranties set forth in Exhibit L attached hereto are hereby incorporated into this Article 4 as if made in this Article 4.
     4.8 Tax Matters. Except as set forth on Schedule 4.8, (i) all Tax Returns with respect to the Purchased Assets or income attributable therefrom that are required to be filed before the Closing Date and the Servicing Assets or income attributable therefrom that are required to be filed before each Servicing Assets Settlement Date have been or will be filed, the information provided on such Tax Returns is or will be true, complete and accurate in all material respects, and all Taxes shown to be due on such Tax Returns have been or will be paid in full, to the extent that a failure to file such Tax Returns or pay such Taxes, or an inaccuracy in such Tax Returns, could result in Purchasers being liable for such Taxes or could give rise to a Lien on the Purchased Assets and (ii) to Sellers’ Knowledge, no authority in a jurisdiction where Sellers do not file Tax Returns has ever made a claim that remains unresolved that Sellers are required to file Tax Returns in respect of the Purchased Assets or income attributable therefrom or that Sellers are or may be subject to taxation by that jurisdiction in respect of the Purchased Assets or the income attributable therefrom. Except as set forth on Schedule 4.8, (i) there are no Liens on the Purchased Assets relating to or attributable to Taxes, except for Permitted Liens, (ii) there are no outstanding waivers or agreements extending the applicable statute of limitations with respect to any Taxes relating to any Purchased Assets and (iii) there are no audits, actions, suits, proceedings, investigations or claims proceedings or other litigation now pending or, to Sellers’ Knowledge, threatened for the assessment or collection of Taxes in respect of any Purchased Assets. The transactions contemplated by this Agreement do not (and are not reasonably expected to) constitute part of one or more transactions that are the same or substantially similar to the listed transaction described in Notice 2001 16, as amended by Notice 2008 20.
     4.9 Litigation. Except as set forth on Schedule 4.9, there are no Actions pending or, to Sellers’ Knowledge, threatened against any of Sellers, Parent or any of their respective Affiliates arising out of the conduct of their respective businesses that is reasonably likely to be determined in a manner adverse to such Person and, if so determined adversely to such Person, could reasonably be expected, individually or in the aggregate, to have a material adverse effect on such Person, or would reasonably be expected, individually or in the aggregate, to prohibit, materially delay or materially impair the consummation of the transactions contemplated by this Agreement or any of the Ancillary Agreements. There is no outstanding order, rule, judgment, writ, injunction or decree, or agreement resolving any claimed non-compliance alleged by any Government Entity, against any of Sellers, Parent or any of their respective Affiliates or affecting its or their assets or business, either individually or in the aggregate, that (a) would reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Person or (b) would reasonably be expected to restrain, prohibit, materially delay or materially impair the consummation of the transactions contemplated by this Agreement or any of the Ancillary Agreements.
     4.10 Compliance with Laws. Excluding (a) matters relating to the Whole Loan Assets (as the sole and exclusive representations and warranties regarding the Whole Loan Assets are set forth in Section 4.5), (b) matters relating to the RMBS Assets (as the sole and exclusive

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representations and warranties regarding the RMBS Assets are set forth in Section 4.6), (c) matters relating to the Servicing Assets (as the sole and exclusive representations and warranties regarding the Servicing Assets are set forth in Section 4.7), and (d) matters relating to Taxes (as the sole and exclusive representations and warranties regarding Taxes are set forth in Section 4.8), Sellers are, and for the previous five years have been, in compliance in all material respects with all Laws applicable to or binding on them. No investigation or review by any Government Entity with respect to the Purchased Assets is pending or, to Sellers’ Knowledge, threatened, nor has any Government Entity indicated an intention to conduct the same.
     4.11 Permits. Each Seller is, and for the past five years has been, in possession of all permits, licenses, registrations and government authorizations (“Permits”) required under applicable Law for the ownership and operation of the Purchased Assets and is in compliance in all material respects with the requirements and limitations included in such Permits. Sellers are, and for the previous five years have been, in compliance in all material respects with the terms of all such Permits.
     4.12 Brokers, Etc. No broker or investment banker acting on behalf of any Seller, or under the authority of any of them, is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee directly or indirectly from any Seller in connection with any of the transactions contemplated herein.
     4.13 Compliance with Anti-Money Laundering Laws. Sellers have complied with all applicable anti-money laundering laws and regulations, including the USA PATRIOT Act of 2001 (collectively, the “Anti-Money Laundering Laws”) and Sellers have established an anti- money laundering compliance program as required by the Anti-Money Laundering Laws, have conducted the requisite due diligence in connection with the origination of the Purchased Mortgage Loan for purposes of the Anti-Money Laundering Laws.
ARTICLE 5.
REPRESENTATIONS AND WARRANTIES OF PURCHASERS
     Purchasers jointly and severally represent and warrant to Sellers as of the date of this Agreement and as of Closing Date (as though such representations and warranties were made as of Closing Date) as follows:
     5.1 Authority of Purchaser. Each Purchaser has all requisite limited partnership power and authority to enter into this Agreement and each Ancillary Agreement to which it is a party and to consummate the transactions contemplated herein and therein. The execution, delivery and performance of this Agreement and each Ancillary Agreement to which it is a party by each Purchaser has been duly authorized by all necessary limited partnership action. This Agreement has been duly and validly executed and delivered by each Purchaser and, assuming due and valid authorization, execution and delivery by each other party hereto, constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as may be limited by the Enforceability Exceptions. Each Ancillary Agreement to which any Purchaser is a party will be duly and validly executed and delivered by such Purchaser at or prior to the applicable Asset Transfer, and upon such execution

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and delivery (assuming such Ancillary Agreement constitutes a valid and binding obligation of each other party thereto) will constitute the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its respective terms, subject to the Enforceability Exceptions.
     5.2 Organization; Qualification. Each Purchaser (a) is a limited partnership existing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite limited partnership power to own, lease and operate its properties and to carry on its business as now being conducted, and (c) is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or ownership of its properties requires such qualification, except where the failure to qualify would not reasonably be expected to have a material adverse effect on such Purchaser.
     5.3 Non-Contravention. The execution, delivery and performance of this Agreement by each Purchaser (and of each Ancillary Agreement by each Purchaser that will be a party thereto) and the consummation by each Purchaser of the transactions contemplated hereunder and thereunder will not (a) conflict with or result in any breach of any provision of the certificate of incorporation, operating agreement, by-laws or similar organizational documents of any Purchaser (b) result in a violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any material Contract to which any Purchaser is a party or to which the assets or properties of any Purchaser are subject or by which any Purchaser is bound or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to any Purchaser or the properties or assets of any Purchaser.
     5.4 Consents and Approvals. The execution, delivery and performance by Purchasers of this Agreement and the Ancillary Agreements and the consummation by Purchasers of the transactions contemplated hereby and thereby, as applicable, does not and will not require any Consent of, by or to any Government Entity, except for those that may be required solely by reason of Sellers’ (as opposed to any other third party’s) participation in the transactions contemplated hereby.
     5.5 Financing. Each Purchaser currently has, or prior to the applicable Asset Transfer will have, internal resources or financing commitments from responsible financial institutions, available to such Purchaser for use in connection with the transactions contemplated hereunder, in an aggregate amount sufficient to consummate the transactions contemplated hereunder and under the Ancillary Agreements.
     5.6 Independent Investigation. In making the decision to enter into this Agreement and to consummate the transactions contemplated hereby, other than reliance on the representations, warranties, covenants and obligations of Sellers set forth in this Agreement, each Purchaser has relied solely on its own independent investigation, analysis and evaluation of the Purchased Assets and the Assumed Liabilities (including such Purchaser’s own estimate and appraisal of the value, financial condition, assets, operations and prospects with respect to the Purchased Assets). Each Purchaser confirms to Sellers that such Purchaser is sophisticated and knowledgeable with respect to the Purchased Assets and is capable of evaluating the matters set forth above.

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     5.7 Brokers, Etc. No broker or investment banker acting on behalf of any Purchaser is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee directly or indirectly in connection with any of the transactions contemplated hereby.
     5.8 RMBS Assets. RMBS Purchaser is a “qualified institutional buyer” as defined in Rule 144A of the Securities Act and an “accredited investor” as defined in Rule 501(a)(2) of the Securities Act, and is purchasing the RMBS Assets hereunder for its own account and not for the account of any other Person. RMBS Purchaser is knowledgeable and experienced in financial, business and tax matters generally and, in particular, RMBS Purchaser is knowledgeable and experienced in the investment risk and tax consequences of RMBS Assets that provide little or no cash flow, and RMBS Purchaser is capable of evaluating the merits and risks of an investment in the RMBS Assets; RMBS Purchaser is able to bear the economic risks of an investment in the RMBS Assets. RMBS Purchaser is not a “trustee” or an “affiliate” thereof, each as defined in Prohibited Transactions Exemption 2002-41 (67 Fed. Reg. 54487), with respect to any of the RMBS Assets.
ARTICLE 6.
COVENANTS
     6.1 Reasonable Best Efforts. On the terms and subject to the conditions of this Agreement, each Party shall use its reasonable best efforts to cause the Closing to occur, including taking all reasonable actions necessary to comply promptly with all legal requirements that may be imposed on it or any of its Affiliates with respect to the Closing.
     6.2 RESPA.
          (a) Sellers shall provide to Purchasers (i) a draft of the letter to each applicable Mortgagor (the “Goodbye Letter”), which letter shall comply with the requirements of RESPA and (ii) the 1122 and 1123 Servicer’s Assessments of Compliance provided pursuant to Regulation AB with respect to the PMSI’s servicing platform, with respect to the calendar year ending December 31, 2007, within two (2) Business Days after the date hereof. Upon receipt of such draft from Sellers, Purchasers shall review such draft and provide revisions thereto within two (2) Business Days of such receipt. On September 15, 2008, Sellers shall, in accordance with RESPA and Exhibit F-1 and at their cost and expense, deliver or cause to be delivered to each Mortgagor under each Purchased Loan that is not a Non-Interim Serviced Purchased Loan a Goodbye Letter. On October 15, 2008, Sellers shall, in accordance with RESPA and Exhibit F-1 and at their cost and expense, deliver or cause to be delivered to each Mortgagor under each Non-Interim Serviced Purchased Loans a Goodbye Letter. In accordance with RESPA, Purchasers, at their sole cost and expense, shall deliver or cause to be delivered to each applicable Obligor a letter (the “Welcome Letter”) which letter shall comply with the requirements of RESPA.
          (b) If this Agreement is terminated after the Servicing Transfer Date and prior to Closing, Servicing Assets Purchaser shall, upon request of Sellers, (i) deliver its own Goodbye Letters with respect to each Purchased Loan that is not a Non-Interim Serviced Purchased Loan, as promptly as reasonably practicable after such request and in accordance with RESPA, to each

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Mortgagor under such Purchased Loans who previously received a Goodbye Letter from Sellers pursuant to clause (a) in order to transfer servicing back to Sellers and (ii) cooperate with, and take all other actions reasonably requested by, Sellers in connection with transferring servicing of such Purchased Loans back to Sellers.
     6.3 Pre-Servicing Assets Settlement Access to Information. Prior to the Closing, subject to any applicable legal restrictions, Sellers shall (i) afford Purchasers and their counsel, accountants and other authorized representatives, upon reasonable prior notice, reasonable access during normal business hours (when accompanied by an authorized representative of Sellers) to the premises, properties, personnel, books and records of Sellers that relate to the Purchased Assets so long as such access does not unreasonably disrupt the normal operations of Sellers and (ii) furnish to Purchasers, their counsel, financial advisors, consultants and auditors and other authorized representatives such financial and operating data and other information relating to the Purchased Assets as Purchaser may reasonably request; provided, that, in each case, Sellers shall not be obligated to so provide its employee records and personnel files to the extent providing such records or files would be prohibited by applicable Law.
     6.4 Interim Operations of Sellers.
          (a) Prior to the Closing, except as set forth on Schedule 6.4 and taking into account that Servicing Assets Purchaser is performing servicing under the Interim Servicing Agreement, Sellers shall cause the Purchased Assets to be operated in the Ordinary Course of Business and use their respective reasonable efforts to preserve intact the Purchased Assets. Without limiting the generality of the foregoing, except as set forth on Schedule 6.4, prior to the Closing, Sellers shall not, without the prior written consent of Purchasers (which shall not be unreasonably withheld or delayed):
     (i) modify, amend or terminate any of the Purchased Loans or Servicing Agreements except in the Ordinary Course of Business or as necessary to assign such Purchased Assets to Purchasers in accordance with the terms hereof;
     (ii) lease, license, mortgage, pledge or encumber any Purchased Assets other than in the Ordinary Course of Business or transfer, surrender, cancel, remove, abandon, allow to lapse or expire, sell or otherwise dispose of any Purchased Assets other than in the Ordinary Course of Business;
     (iii) except to the extent that it would not have the effect of materially increasing the Tax liability or reducing any Tax asset included in the Purchased Assets, make or change any Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, change any GAAP accounting method, file any amended Tax Return, enter into any closing agreement, settle any Tax proceeding, surrender any right to claim a Tax refund, consent to any extension or waiver of the limitation period applicable to any Tax proceeding or take or omit to take any other action without the prior written consent of Purchaser;
     (iv) merge or consolidate any Seller with any other Person, or restructure, recapitalize, reorganize or adopt any other corporate or legal entity reorganization,

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otherwise alter any Seller legal structure, its form or completely or partially liquidate or otherwise enter into any agreements or arrangements imposing material changes or restrictions on its assets, operations or businesses;
     (v) settle or compromise or commit to settle or compromise any Action pursuant to terms which, individually or in the aggregate, would reasonably be expected to adversely affect in any material respect the post-Closing operation of the Purchased Assets;
     (vi) fail to file any material reports or take any steps necessary to comply with all Laws in all material respects and to maintain, in good standing, all Permits that are material to owning and operating the Purchased Assets;
     (vii) fail to operate the Purchased Assets in all material respects in accordance with all Applicable Requirements;
     (viii) change Sellers’ servicing policies in any material respect except as required by applicable Law; or
     (ix) enter into any Contract to do any of the foregoing.
          (b) Between the Closing and the applicable Servicing Assets Settlement Date, except as set forth on Schedule 6.4(b) and taking into account that the Servicing Assets Purchaser is subservicing the Servicing Assets related to any Unassigned Servicing Agreement (the “Delayed Transfer Servicing Assets”) under the Subservicing Agreement, Sellers shall cause the applicable Delayed Transfer Servicing Assets to be operated in the Ordinary Course of Business and use their respective reasonable efforts to preserve intact such Delayed Transfer Servicing Assets. Without limiting the generality of the foregoing, except as set forth on Schedule 6.4(b), prior to any Servicing Asset Settlement Date relating to any Delayed Transfer Servicing Assets, Sellers shall not, without the prior written consent of Purchasers (which shall not be unreasonably withheld or delayed) take any of the actions set forth in clauses (i), (ii), (iii), (iv), (vi) or (ix) set forth in Section 6.4(a) above with respect to such Delayed Transfer Servicing Assets.
     6.5 Confidentiality. At all times from and after the Closing Date, Sellers and their Affiliates shall keep secret and maintain in confidence, and shall not use for their benefit or for the benefit of others, any confidential or proprietary information relating to the Purchased Assets, including all files and records, other than any of such information that is in the public domain (unless any of such information is in the public domain in whole or in part due to action or inaction of a Seller). The foregoing shall not prohibit use of such information (i) as is required by Law, (ii) as is necessary to prepare Tax Returns (including Tax Returns of any Seller or of any of their respective Affiliates) or other filings with Government Entities or to defend or object to any reassessment of Taxes, (iii) as is necessary for Sellers (or their representatives) to prepare and disclose, as may be required, accounting statements or (iv) to assert or protect any rights of Sellers hereunder or under any applicable Law. If, after the Closing, any Seller or any of its respective representatives are legally required to disclose any confidential information, such Seller will (A) promptly notify Purchasers to permit Purchasers, at their expense, to seek a

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protective order or take other appropriate action and (B) cooperate as reasonably requested by Purchasers in Purchasers’ efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded to such confidential information, but only at Purchasers’ cost and expense. If, after the Closing and in the absence of a protective order, any Seller or any of its representatives is compelled as a matter of Law to disclose confidential information to a third party, such Seller and its representatives may disclose to the third party compelling disclosure only the part of such confidential information as is required by Law to be disclosed; provided, that, prior to any such disclosure, such Seller and its representatives will use good faith efforts to advise and consult with Purchasers and their counsel as to such disclosure and the nature and wording of such disclosure.
     6.6 Use of Names. Immediately subsequent to the Closing, each Purchaser shall use its reasonable best efforts to cease using the Popular, Equity One and E-LOAN names or any derivative thereof in any way. Without limiting the foregoing, as promptly as practicable subsequent to the Closing, each Purchaser shall use its reasonable best efforts to remove the Popular, Equity One and E-LOAN names, any derivative thereof and any logo related thereto from any premises or other objects on which such name appears. Notwithstanding the foregoing, within three months of the Closing, Purchaser shall not use the Popular, Equity One or E-LOAN name or any derivative thereof in any way.
     6.7 Post-Closing Access to Information. Other than with respect to Tax matters, which are governed solely by Article 12, for a period of seven (7) years after the Closing Date, Purchasers, on the one hand, and, Sellers on the other hand, will preserve the financial and operating data and other information relating to the Purchased Assets and will furnish to each other, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information relating to the Purchased Assets as Purchasers or Sellers may reasonably request; provided, that Purchasers shall only be required to furnish such information to Sellers to the extent it relates to the ownership of the applicable Purchased Assets during the Tax year in which the related Transfer Date falls. The requesting party will bear all of the out-of-pocket costs and expenses (including attorneys’ fees, but excluding reimbursement for general overhead, salaries and employee benefits) reasonably incurred in connection with the foregoing. Notwithstanding the foregoing, (a) no party shall be required to furnish any such data or information (i) if doing so would jeopardize any attorney-client or other legal privilege or contravene any applicable Law, duty or agreement, (ii) in connection with any claim or dispute between Parent or any Seller and any Purchaser under this Agreement or any Ancillary Agreement or (iii) if doing so would unreasonably interfere with the operation of the Purchased Assets and (b) any and all such data and information may be destroyed by the party holding such data and information if such party sends to the other party written notice of its intent to destroy such data and information, specifying in reasonable detail the contents thereof; such data and information may then be destroyed after the 60th day following such notice unless such other party notifies the destroying party that such other party desires to obtain possession of such data and information, in which event the destroying party shall transfer the data and information to such other party and such other party shall pay all reasonable expenses in connection therewith.
     6.8 Insurance. Each Purchaser acknowledges that (a) all of the insurance policies maintained by Sellers or any of their Affiliates prior to the Closing will be terminated with respect to the Purchased Assets effective as of the Closing and (b) upon such termination, the

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Purchased Assets will cease to be covered under such policies and such Purchaser will have to obtain replacement coverage (including coverage as such Purchaser deems appropriate for such Purchased Assets and the satisfaction of the Assumed Liabilities).
     6.9 Further Action. From and after each Asset Transfer, each of the Parties shall execute and deliver such documents and other papers and take such further actions as may reasonably be required to carry out the provisions of this Agreement and the Ancillary Agreements and give effect to the transactions contemplated hereby and thereby, including the execution and delivery of such assignments, deeds and other documents as may be necessary to transfer the relevant Purchased Assets as provided in this Agreement. Without limiting the foregoing, from and after each Asset Transfer, (a) each Seller shall do all things reasonably necessary, proper or advisable under applicable Law as requested by Purchasers to put Purchasers in effective possession, ownership and control of the Purchased Assets and (b) Purchasers shall do all things reasonably necessary, proper and advisable under applicable Law as requested by a Seller to transfer to a Seller (or such other Person as a Seller shall indicate) any Excluded Assets that a Purchaser may possess. Each Seller and each Purchaser shall, upon the request of the other Party, and at the requesting Party’s sole cost and expense, make its employees who are knowledgeable about the Purchased Assets available at reasonable times and cooperate in all reasonable respects with the requesting Party in the preparation for, and defense of, any lawsuit, arbitration or other Action (whether disclosed or not disclosed in this Agreement or a Schedule hereto) filed or claimed against any Seller or any of their Affiliates or any Purchaser or any of their Affiliates or any of the respective agents, directors, officers and employees of Sellers and their Affiliates or Purchasers and their Affiliates, whether currently pending or asserted in the future, concerning the operation or conduct of the Purchased Assets (including by making such employees available at reasonable times to provide information and discovery documentation, take depositions and testify).
     6.10 Notices. From the date hereof until the Closing, each party will promptly notify the other party of:
          (a) any written notice or other written communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement and the Ancillary Agreements;
          (b) any written notice or other written communication from any Government Entity in connection with the transactions contemplated by this Agreement and the Ancillary Agreements; and
          (c) any change or fact of which it is aware that will or is reasonably expected to result in any of the conditions set forth in Article 7, 8 or 9 becoming incapable of being satisfied;
provided, however, that the delivery of any notice pursuant to this Section 6.10 shall not limit or otherwise affect the representations and warranties of the delivering party or remedies available hereunder to the party receiving that notice.

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     6.11 Procedures for Transfer of Servicing for the Servicing Assets.
          (a) Transfer. Without limiting any other provision of this Agreement, Sellers shall (i) use reasonable efforts to take all steps and to reasonably cooperate with the Servicing Assets Purchaser to effect the Transfer of the Servicing Assets from Sellers to Servicing Assets Purchaser such that, after the applicable Servicing Assets Settlement Date, Servicing Assets Purchaser has all of the applicable Servicing Rights, and (ii) use reasonable efforts to take all steps and shall execute and deliver (or shall have executed and delivered) all such agreements, letters or other documents as are set forth in the Servicing Transfer Instructions or are reasonably requested by Servicing Assets Purchaser to provide the Servicing Assets Purchaser any and all assets and rights necessary to perform its obligations under the applicable Assigned Servicing Agreements as of the applicable Servicing Assets Settlement Date.
          (b) Name Changes. As soon as practicable after the applicable Servicing Assets Settlement Date, each of Sellers and Purchasers agree to take all such actions as are required, in accordance with the Servicing Transfer Instructions, to change the named party to Servicing Assets Purchaser on documents related to the applicable Assigned Servicing Agreements that are currently in the name of a Seller, in its capacity as servicer, including on all financing statements and insurance policies.
          (c) Invoices; Payments; Correspondence; Refunds.
     (i) All loan-level invoices with respect to the period after the applicable Servicing Assets Settlement Date (including legal, tax and insurance invoices) pertaining to the servicing of the applicable Serviced Mortgage Loans and correspondence related to the applicable Serviced Mortgage Loans that a Seller receives after the applicable Servicing Assets Settlement Date shall be promptly forwarded by such Seller to Servicing Assets Purchaser by reputable overnight courier for a period of not less than thirty (30) days after the applicable Servicing Assets Settlement Date and thereafter by regular mail within a reasonable time after receipt for a period of not less than sixty (60) days. Servicing Assets Purchaser agrees to pay each such invoice promptly upon the receipt of such invoice from a Seller. Payments from Obligors under Serviced Mortgage Loans received by a Seller after the applicable Servicing Assets Settlement Date shall be handled in accordance with the Servicing Transfer Instructions.
     (ii) For a period of sixty (60) days following the applicable Servicing Assets Settlement Date, Sellers shall promptly forward to Servicing Assets Purchaser all refunds received by a Seller with respect to any Serviced Mortgage Loan and shall identify the related Serviced Mortgage Loan with respect to any refunds received by a Seller that are due to the related Obligor. Purchasers shall have responsibility to receive and respond to borrower inquiries regarding matters relating to mortgage loans liquidated prior to the applicable Servicing Assets Settlement Date, including inquiries relating to refunds and lien releases.
          (d) Compliance Costs; Reporting Obligations. Sellers shall be responsible for all costs of compliance related to the operation of the Purchased Assets prior to the applicable Servicing Assets Settlement Date. Purchasers shall be responsible for all costs of compliance

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related to the operation of the Purchased Assets on and after such Servicing Assets Settlement Date. After each Servicing Assets Settlement Date, Sellers shall be responsible for complying with all reporting and compliance obligations under the applicable Assigned Servicing Agreements with respect to the period on or prior to the applicable Servicing Assets Settlement Date, including pursuant to Regulation AB under the Exchange Act and matters relating to IRS Forms 1098 and 1099.
     6.12 Procedures for Transfer of Servicing the Non-Interim Serviced Purchased Loans.
          (a) Notice to Taxing Authorities and Insurance Companies. With respect to the Non-Interim Serviced Purchased Loans, Sellers shall transmit to the applicable Taxing Authorities and insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents, notification of the transfer of the servicing to Whole Loan Purchaser, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to Whole Loan Purchaser or its designee from and after the Closing Date. Sellers shall provide Whole Loan Purchaser and its designee with copies of all such notices no later than the Closing Date.
          (b) Payoffs and Assumptions. Sellers shall provide to Whole Loan Purchaser, or its designee, copies of all assumption and payoff statements generated by Sellers on the related Non-Interim Serviced Purchased Loans from the Purchased Loans Cut-off Date to the Closing Date.
          (c) Payments Received After Closing Date. The amount of any payments from Obligors in respect of Non-Interim Serviced Purchased Loans received by any Seller after the Closing Date shall be forwarded to Whole Loan Purchaser by overnight mail on or prior to the date which is two (2) Business Days after the date of receipt. Sellers shall notify Whole Loan Purchaser of the particulars of the payment, which notification requirement shall be satisfied if Sellers forward with its payment sufficient information to permit appropriate processing of the payment by Whole Loan Purchaser. Purchasers shall assume full responsibility for the necessary and appropriate legal application of such payments received by any Seller after the Closing Date with respect to Non-Interim Serviced Purchased Loans then in foreclosure or bankruptcy.
          (d) Reconciliation. Sellers shall on or before the Closing Date, reconcile principal balances and make any monetary adjustments necessary to accurately and correctly reconcile all servicing activities with respect to Non-Interim Serviced Purchased Loans, including all payments received and all advances made relating to Non-Interim Serviced Purchased Loans. Any such monetary adjustments will be transferred between Sellers and Whole Loan Purchaser as appropriate.
          (e) IRS Forms. Prior to and after the Closing Date, Sellers shall file all IRS Forms 1099, 1099A, 1098 or 1041 and Schedule K-1 which are required to be filed on or before the Closing Date in relation to the ownership of the Non-Interim Serviced Purchased Loans on and prior to the Closing Date. Sellers shall provide copies of such forms to Whole Loan Purchaser upon request and shall reimburse Whole Loan Purchaser for any costs or penalties incurred by Whole Loan Purchaser due to Sellers’ failure to comply with this paragraph.

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     6.13 Servicing Files.
          (a) Without limiting any other provision of this Agreement, in each case at Sellers’ sole cost and expense, Sellers shall:
     (i) on or prior to the applicable Servicing Assets Settlement Date, execute and deliver all limited powers of attorney as may be reasonably requested by Servicing Assets Purchaser in order to properly reflect the transfer of all right, title and interest in the Mortgage Loan Documents to the owner of such Serviced Mortgage Loans or Servicing Assets Purchaser, as appropriate, under the applicable Assigned Servicing Agreements or any related agreements, and after each Servicing Assets Settlement Date shall execute and deliver such additional limited powers of attorney as may be reasonably necessary to comply with Law in a particular jurisdiction;
     (ii) execute and deliver no later than the fifteenth (15th) day following the applicable Servicing Assets Settlement Date, all assignments in blank as required to be included in the “Servicing File” or “Mortgage File” (in each case as defined in the applicable Assigned Servicing Agreement or related agreement) that has not been properly delivered or deposited with respect to each Serviced Mortgage Loan in accordance with the applicable Assigned Servicing Agreement or related agreement; and
     (iii) correct and cure all of the then outstanding exceptions with respect to each Servicing File identified in the exception report attached as Schedule 6.13(a)(iii), by no later than the one hundred eightieth (180th) day following the applicable Servicing Assets Settlement Date.
          (b) (i) If a Serviced Mortgage Loan is registered with MERS as of the applicable Servicing Assets Settlement Date, within five days after such Servicing Assets Settlement Date, Sellers shall take all necessary actions to reflect in the records of MERS the transfer of servicing of the Serviced Mortgage Loan to Servicing Assets Purchaser. If applicable, Sellers shall continue the transmission of recording information of the Serviced Mortgage Loans to MERS after the applicable Servicing Assets Settlement Date, until all such recording information is received and transmitted to MERS and Servicing Assets Purchaser. Sellers shall (i) cause any inaccuracies on the MERS system with respect to the Serviced Mortgage Loans to be corrected, (ii) cause MERS to provide Servicing Assets Purchaser with any notifications received by MERS as assignee of the servicing of the Serviced Mortgage Loans, and (iii) deliver to Servicing Assets Purchaser all reasonable documentation provided by MERS including MERS Report SC for Servicing Assets Purchaser to verify that all MERS Serviced Mortgage Loans have been transferred to Servicing Assets Purchaser on the MERS system. Sellers shall bear all costs and all responsibility associated with the reflection of the transfer of servicing of the Serviced Mortgage Loans in the records of MERS. For each Serviced Mortgage Loan registered with MERS, Sellers shall provide Servicing Assets Purchaser with the MERS mortgage loan identification number in an electronic format acceptable to the parties.
     (ii) If a Serviced Mortgage Loan is not registered with MERS as of the applicable Servicing Assets Settlement Date, Servicing Assets Purchaser shall effect such registration, provided that Sellers shall provide such assistance and cooperation as may

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be reasonably necessary to obtain any required assignments, in a recordable format or in a form otherwise acceptable to the county clerk or similar official in the applicable jurisdiction, in connection with the registration of the Serviced Mortgage Loan with MERS. Servicing Assets Purchaser shall pay all recording and registration costs in connection with the registration of the Serviced Mortgage Loan with MERS.
          (c) Sellers shall, at their expense, package and ship to Servicing Assets Purchaser and/or Servicing Assets Purchaser’s designee, to be received by Servicing Assets Purchaser and/or Servicing Assets Purchaser’s designee no later than fifteen (15) Business Days after the applicable Servicing Assets Settlement Date, all applicable Servicing Files pertaining to the Serviced Mortgage Loans and the servicing documents and records in Sellers’ possession. Prior to the delivery of such Servicing Files and records, Sellers shall provide any such documents necessary to operate the Servicing Assets no later than two (2) Business Days following receipt of a request by Servicing Assets Purchaser. Sellers shall be responsible for ensuring such Servicing Files and other documents related to the Serviced Mortgage Loans are transferred to Servicing Assets Purchaser in a timely manner. In the event the required Servicing Files and documents cannot be transferred in all material respects within one-hundred eighty (180) days following the applicable Servicing Assets Settlement Date, Sellers shall reimburse Servicing Assets Purchaser for Servicing Assets Purchaser’s reasonable out-of-pocket costs associated with creating or obtaining any required missing documents. With respect to each Serviced Mortgage Loan, any documents required to be delivered to Servicing Assets Purchaser by Sellers pursuant to this Section 6.13(c) shall be provided in the form of electronic data containing the relevant information on a computer disk containing scanned images of some or all documents relating to the Serviced Mortgage Loan, except that where Sellers do not possess such documents in electronic form Sellers shall provide such documents in hard copy form.
          (d) Sellers shall, at their expense, deliver to Servicing Assets Purchaser and/or Servicing Assets Purchaser’s designee, to be received by Servicing Assets Purchaser and/or Servicing Assets Purchaser’s designee no later than fifteen (15) Business Days after the applicable Servicing Assets Settlement Date, each applicable Closing Binder.
     6.14 Remaining Custodial and Escrow Funds. No later than two (2) Business Days after the applicable Servicing Assets Settlement Date, Sellers shall provide Servicing Assets Purchaser with immediately available funds, by wire transfer to an account or accounts designated in writing by Servicing Assets Purchaser, in the amount of any applicable Custodial Funds and Escrow Funds remaining in the Custodial Accounts or Escrow Accounts, or otherwise held by Sellers, after the delivery of Custodial Funds and Escrow Funds pursuant to Section 9.2(e). No later than two (2) Business Day after the applicable Servicing Assets Settlement Date, Sellers shall provide Servicing Assets Purchaser with an accounting statement of all Custodial Funds and Escrow Funds transferred to Servicing Assets Purchaser hereunder that is sufficient to enable Servicing Assets Purchaser to reconcile such funds with the accounts of the applicable Serviced Mortgage Loans.
     6.15 Costs of Servicing Transfer. Except as otherwise provided herein, Sellers shall be responsible for all transfer, termination and recording fees; costs and expenses with respect to the transfer of Servicing Rights; the delivery of Servicing Files and related documents; the remittance of Escrow Funds and Custodial Funds; and all other fees, costs and expenses incurred

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by any Seller in its performance of its obligations under this Agreement, including the fees of Sellers’ attorneys and accountants, Sellers’ custodian, or any Investor.
     6.16 Misapplied Payments. Misapplied payments with respect to Serviced Mortgage Loans shall be processed as follows:
          (a) Both parties shall cooperate in correcting misapplication errors.
          (b) The party receiving notice of a misapplied payment occurring prior to the applicable Servicing Assets Settlement Date and discovered after such Servicing Assets Settlement Date shall immediately notify the other party.
          (c) If a misapplied payment which occurred prior to the applicable Servicing Assets Settlement Date cannot be located by either party and said misapplied payment has resulted in a shortage in an Escrow Account or other account, the balances of which are being transferred to Servicing Assets Purchaser, Sellers shall be liable for the amount of such shortage. Sellers shall reimburse Servicing Assets Purchaser for the amount of such shortage within thirty (30) days after receipt of written demand therefor from Servicing Assets Purchaser.
          (d) Any check issued under the provisions of this Section 6.16 shall be accompanied by a statement indicating the purpose of the check, the borrower and Mortgaged Property address involved, and the corresponding Seller and/or Servicing Assets Purchaser account number, and an explanation of the allocation of any such payments.
     6.17 Payment of Property Insurance Premiums. Sellers shall pay, prior to the applicable Servicing Assets Settlement Date, with respect to Serviced Mortgage Loans, all property insurance premiums for which it receives bills that are due any time up to thirty (30) days after such Servicing Assets Settlement Date. Sellers shall deliver to the Servicing Assets Purchaser all bills and correspondence related to property insurance premiums on the applicable Serviced Mortgage Loans and received by it from the fourth Business Day prior to the applicable Servicing Assets Settlement Date to the date that is sixty (60) days after such Servicing Assets Settlement Date.
     6.18 Escrow Analysis. Sellers shall, prior to the applicable Servicing Assets Settlement Date, perform an escrow analysis for each Serviced Mortgage Loan required by applicable law to have had an escrow analysis prior to such Servicing Assets Settlement Date. There will be no inflation factor used in the escrow analysis. Refunds of escrow overages are to be made in accordance with all Applicable Requirements. Escrow shortages are to be billed or prorated in the monthly payment over a period of not more than forty-eight (48) months.
     6.19 Property Taxes. Other than with respect to Serviced REO Properties, Sellers shall cause to be paid prior to the applicable Servicing Assets Settlement Date all Tax bills relating to Serviced Mortgage Loans (including interest, late charges, and penalties in connection therewith) that are issued by a Taxing Authority and relate to a Mortgaged Property and that are received by a Seller, or released and available to a Seller’s Tax service provider in states where such Seller utilizes a tax service provider, five (5) Business Days prior to such Servicing Assets Settlement Date that are due within thirty (30) days after such Servicing Assets Settlement Date, provided that, in the event that, with respect to any Serviced Mortgage Loan, no escrowed funds are

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designated or otherwise available for satisfaction of Tax claims with respect to the related Mortgaged Property, Sellers shall cause to be paid only those Tax bills necessary to preserve the Lien created by such Serviced Mortgage Loan on the Mortgaged Property. With respect to Serviced REO Properties, Sellers shall only be responsible for the payment of Tax bills necessary to prevent the imminent foreclosure of such REO Property due to non-payment of such taxes. Sellers shall deliver to the Servicing Assets Purchaser all such Tax bills received by it from the fourth Business Day prior to the applicable Servicing Assets Settlement Date to the date that is ninety (90) days after such Servicing Assets Settlement Date. Sellers or, on behalf of Sellers, their tax service provider, shall immediately forward to Servicing Assets Purchaser all Tax bills received by a Seller after the applicable Servicing Assets Settlement Date or received by a Seller before such Servicing Assets Settlement Date but which are due more than thirty (30) days after such Servicing Assets Settlement Date. The foregoing shall in no way impose upon any Seller an obligation to pay any Taxes (including interest, late charges, and penalties associated therewith) for which (i) a title insurer has an obligation to pay by virtue of the terms of a mortgagee policy of title insurance which is issued in connection with the origination of the subject Serviced Mortgage Loans and which insures Servicing Assets Purchaser subsequent to the applicable Servicing Assets Settlement Date or (ii) a Taxing Authority has billed the borrower under the related Serviced Mortgage Loan directly rather than billing such Seller or the tax service provider directly (except to preclude loss of the Mortgaged Property where the Taxes have not been paid by the borrower). On the applicable Servicing Assets Settlement Date, Sellers shall forward to Servicing Assets Purchaser a listing of all Serviced Mortgage Loans that have property Taxes due within thirty (30) days after such Servicing Assets Settlement Date and for which Sellers did not pay the bills prior to such Servicing Assets Settlement Date. On the applicable Servicing Assets Settlement Date, Sellers shall provide Servicing Assets Purchaser with fully paid life of loan tax service contracts with respect to all of the Serviced Mortgage Loans.
     6.20 Default Management. With respect to any Serviced Mortgage Loan that transfers to Servicing Assets Purchaser on a Servicing Assets Settlement Date and which is past due under the terms of the Mortgage Note, or with respect to any Serviced Mortgage Loan (i) that is affected by a bankruptcy which has been filed; (ii) on which (x) a foreclosure has been completed or commenced or which has been forwarded to an attorney to commence foreclosure or (y) a deed-in-lieu of foreclosure has been accepted or is pending; or (iii) which is in any stage of litigation (excluding class action litigation where a named plaintiff is not a borrower of a Mortgage Loan included in the Servicing Rights), or which is the subject of an injunction or settlement requiring Sellers to take action or affecting the origination or servicing of the Serviced Mortgage Loan(s), and which has a material adverse effect on the Serviced Mortgage Loan or the Servicing Rights associated with such Serviced Mortgage Loan, Sellers shall, not earlier than a date fifteen (15) days prior to such Servicing Assets Settlement Date or such earlier date as may be mutually agreed upon by Sellers and Servicing Assets Purchaser, provide Servicing Assets Purchaser with written notice of all actions required to be performed by a servicer within thirty (30) days after such Servicing Assets Settlement Date, which are either known to Sellers, or should be known to Sellers in the performance of its duties as a servicer under Applicable Requirements, and which are required to assure compliance with any Insurer or guarantor requirements. Sellers shall cooperate with and assist Servicing Assets Purchaser, as reasonably requested by Servicing Assets Purchaser, in providing information and assistance in connection

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with the orderly transition of the default management function from Sellers to Servicing Assets Purchaser.
     6.21 Serviced REO Property. On or prior to the applicable Servicing Assets Settlement Date, Seller shall deliver Schedule 6.21, which shall contain a list of all applicable Serviced REO Properties, as of the date that is as close as practicable to such Servicing Assets Settlement Date. With respect to Serviced Mortgage Loans that are serviced under a Servicing Agreement relating to a Servicing Transaction, if any Serviced REO Property is not in the name of the applicable Trust, Sellers shall, at their expense, prepare the necessary deed and effect the conveyance of such Serviced REO Property to the applicable Trust.
     6.22 Books and Records. Sellers shall cause record title to each Purchased Loan as of the Closing Date to be in the name of MERS if such Purchased Loan is registered on the MERS system, Whole Loan Purchaser or one or more designees of Whole Loan Purchaser, as Whole Loan Purchaser shall select. Notwithstanding the foregoing, each Purchased Loan and related Mortgage Note shall be possessed solely by Whole Loan Purchaser or the appropriate designee of Whole Loan Purchaser, as the case may be. All rights arising out of the Purchased Loans including all funds received by any Seller after the Closing Date on or in connection with a Purchased Loan shall be vested in the Whole Loan Purchaser or one or more designees of the Whole Loan Purchaser.
     6.23 Valid Test Tape.
          (a) Sellers shall provide, no later than September 15, 2008, to Purchasers a computer tape and file layout thereof, or such other media as the Parties may agree, containing the information as set forth on Exhibit M, as of the last day of the month immediately preceding the date of such request or such other date as the Parties may agree, regarding the Purchased Loans for purposes of systems testing (the “Loan Test Tape”). Sellers agree to provide Purchasers with all reasonable assistance that Purchasers may request to insure that the information received by Purchasers from Sellers is adequate for such testing purposes. In the event that the data fields set forth on Exhibit M, are incomplete, Sellers agree, at Purchasers’ request, to use their commercially reasonable efforts to provide Purchasers with such data as may be needed to effect the efficient and timely transfer of the Purchased Loans.
          (b) Sellers shall provide, no later than September 15, 2008, to Servicing Assets Purchaser a computer tape and file layout thereof, or such other media as the Parties may agree, containing the information as set forth in Exhibit N, as of the last day of the month immediately preceding such Servicing Assets Settlement Date or such other date as the Parties may agree, regarding the applicable Servicing Assets for purposes of systems testing (the “Servicing Test Tape”, and each of the Loan Test Tape and the Servicing Test Tape, a “Test Tape”). Sellers agree to provide Purchasers with all reasonable assistance that Servicing Assets Purchaser may request to insure that the information received by Servicing Assets Purchaser from Sellers is adequate for such testing purposes.

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     6.24 Data Tapes.
          (a) Sellers shall create a computer tape in the same format as the Loan Test Tape, or such other medium as the Parties may agree, containing such information as set forth on Exhibit M (i) as of the second Business Day prior to the Closing Date and (ii) as of the Closing Date (the “Loan Data Tape”). Sellers shall provide a copy of (x) the Pre-Closing Loan Data Tape no later than one (1) Business Day prior to Closing and (y) the Loan Data Tape no later than ten (10) Business Days after the Closing.
          (b) Sellers shall create a computer tape in the same format as the Servicing Test Tape, or such other medium as the Parties may agree, containing such information as set forth on Exhibit N as of each Servicing Assets Settlement Date (the “Servicing Data Tape”). Sellers shall provide a copy of the Servicing Data Tape no later than ten (10) Business Days after each Servicing Assets Settlement.
     6.25 Sample Certificates Of Insurance. No later than September 15, 2008, Sellers shall provide Whole Loan Purchaser with sample certificates of insurance for any credit insurance sold in conjunction with the Purchased Loans.
     6.26 Collateral Insurance. Sellers shall assist Whole Loan Purchaser in securing loss payable clauses to be issued in favor of Whole Loan Purchaser with respect to all insurance covering Mortgaged Property or Collateral, and also an assignment to Whole Loan Purchaser of each Seller’s beneficial interest in any policy(ies) covering the life or lives and/or sickness or disability, involuntary unemployment and or insurance covering personal property of any Obligors. Sellers agree to notify the insurance carrier(s) of this Agreement and to instruct said carrier(s) to pay to Whole Loan Purchaser any and all funds, including unearned premiums and commissions that are refundable at the time of pay-off of a Purchased Loan and return premium claims, which are due or hereafter become due to any Seller.
     6.27 Loan File Delivery.
          (a) Sellers shall deliver all Loan Files related to the Non-Interim Serviced Purchased Loans to Whole Loan Purchaser or its designee no later than the Closing Date. Seller shall deliver all Loan Files in compliance with all applicable laws, rules and regulations governing data privacy and transmission of personally identifiable information.
          (b) To the extent Sellers fail to deliver in a timely manner any document they are obligated to deliver pursuant to this Section 6.27(b), Sellers agree to reimburse Whole Loan Purchaser for all Whole Loan Purchaser’s costs and expenses incurred in obtaining such documents, including reasonable attorney fees. In addition, Sellers’ failure to timely deliver such documents shall be deemed a breach of this Agreement entitling Whole Loan Purchaser to all remedies made available pursuant to this Agreement, including indemnification pursuant to Article 11 of this Agreement. Notwithstanding the foregoing, to the extent that Whole Loan Purchaser and Sellers have entered into a bailee agreement mutually acceptable to the Parties with respect to the delivery of any Loan File or any documents contained therein, Sellers shall not be liable for the late delivery of such Loan File or documents pursuant to this clause (b).

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     6.28 Security Release. Sellers shall deliver to Purchasers no later than the Closing or the applicable Servicing Assets Settlement a security release with respect to the Purchased Assets that are subject to any security interest, pledge or hypothecation for the benefit of any Person, in such form as may be mutually agreeable to Purchasers, Sellers and the holder of such security interest, pledge or hypothecation.
     6.29 MERS Designations and MERS Reports.
          (a) MERS Designations. With respect to each MERS Designated Mortgage Loan, Sellers have designated, or by the Closing Date will have designated, the Whole Loan Purchaser as the Investor and no Person is listed as Interim Funder on the MERS® System.
          (b) Reports. On or prior to the Closing Date, Sellers shall have provided the Whole Loan Purchaser with a MERS Report listing the applicable Whole Loan Purchaser as the Investor with respect to each MERS Designated Mortgage Loan.
     6.30 Loan Issues.
          (a) Promptly following actual discovery by either Sellers or Purchasers of a breach of any Seller Fundamental Representation in Section 4.5 in respect of a Purchased Loan (such breach, a “Pre-Closing Loan Issue”), the party discovering the Pre-Closing Loan Issue shall give written notice to the other no later than five (5) Business Days prior to the Closing. Following delivery or receipt of any such notice, Sellers shall use commercially reasonable efforts to cure any Pre-Closing Loan Issue to the reasonable satisfaction of Whole Loan Purchaser prior to the second (2nd) Business Day prior to Closing. If such Pre-Closing Loan Issue is not cured prior to such date, such loan shall be removed from Schedule 1.1 (a) and shall no longer constitute a Purchased Loan for any purpose under this Agreement.
          (b) After the Closing, upon actual discovery by either Sellers or Purchasers of a breach of any Seller Fundamental Representation in Section 4.5 in respect of a Purchased Loan (such Loss or breach, a “Purchased Loan Issue”), the party discovering such Purchased Loan Issue may give written notice to the other of the actual discovery of such Purchased Loan Issue.
          (c) Within thirty (30) days of written notice of any Purchased Loan Issue, Whole Loan Purchaser shall discuss with Sellers possible strategies for mitigating or curing such Purchased Loan Issue and Whole Loan Purchaser shall, if commercially reasonable, use commercially reasonable efforts to pursue such strategies in accordance with its customary problem loan mitigation procedures (it being understood and agreed that, for purposes of this Section 6.30, the fact that the Whole Loan Purchaser has indemnification rights hereunder shall not be considered in determining whether Whole Loan Purchaser acted in a commercially reasonable manner).
          (d) If Whole Loan Purchaser determines, in good faith, that the Purchased Loan Issue cannot be cured in accordance with its customary loan mitigation procedures and that, as a result, Whole Loan Purchaser must dispose of such Purchased Loan, then Whole Loan Purchaser shall give Sellers no less than ten (10) days prior written notice of its intention to secure a bid in an arms-length transaction from a bona fide third party (such bid, a “Bid” and such price offered, the “Bid Price”) for the relevant Purchased Loan. Whole Loan Purchaser

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shall have full discretion to determine from whom and how to obtain such Bid. Following receipt of the Bid, Whole Loan Purchaser may demand a remedy pursuant to this Section 6.30 by notifying Sellers of the offer to purchase the relevant Purchased Loan and the relevant Bid Price. Sellers shall have one (1) Business Day from notice thereof to either (i) agree that such Purchased Loan should be sold at such Bid Price and pay to Whole Loan Purchaser cash in an amount equal to the difference between (x) the purchase price of such Purchased Loan as calculated as of the Closing Date pursuant to Exhibit B less any principal payments actually received after the Purchased Loans Cut-Off Date plus any then delinquent interest (the “Adjusted Purchase Price”) and (y) the Bid Price, or (ii) acquire such Purchased Loan from Whole Loan Purchaser for cash in an amount equal to its Adjusted Purchase Price. If Whole Loan Purchaser is unable to obtain a Bid for the relevant Purchased Loan, then, at Whole Loan Purchaser’s request, Sellers shall have the obligation to acquire such Purchase Loan for cash in an amount equal to its Adjusted Purchase Price. Within two (2) Business Days of receipt of a demand by Whole Loan Purchaser, Sellers shall make any payment required under this Section 6.30(d) by wire transfer to an account or accounts designated by Whole Loan Purchaser.
          (e) If Sellers are obligated to either pay any amounts or acquire a Purchased Loan pursuant to clause (d) above, then Sellers shall indemnify Whole Loan Purchaser for all reasonable costs and expenses incurred by Whole Loan Purchaser in connection with the enforcement of Sellers’ obligations hereunder. For the avoidance of doubt, Sellers’ obligations pursuant to this Section 6.30 shall be in addition to any applicable indemnification obligations pursuant to Section 11.2(a).
     6.31 Interim Servicing. On or prior to October 1, 2008, Servicing Assets Purchaser and the applicable Sellers shall enter into an interim servicing agreement on the terms set forth on Exhibit O (the “Interim Servicing Agreement”) pursuant to which Servicing Assets Purchaser shall act as interim contract servicer of the Purchased Loans (other than the Non-Interim Serviced Purchased Loans) effective October 1, 2008 (the “Servicing Transfer Date”). Pursuant to the Interim Servicing Agreement, Servicing Assets Purchaser shall begin servicing such Purchased Loans on the Servicing Transfer Date and shall be entitled to the servicing fees specified on Exhibit O with respect to such Purchased Loans.
     6.32 Post-Closing Transition Services. For a period of 90 days from the Closing (which period shall be extended an additional 30 days at Purchasers’ request), Sellers shall provide reasonable assistance and cooperation to Purchasers to effect the orderly and efficient transfer of the Purchased Assets hereunder, including providing Purchasers with documents and information reasonably requested by Purchasers, making Sellers personnel reasonably available to Purchasers by telephone and e-mail, and providing other assistance and cooperation as may be reasonably necessary to transition to Purchasers the Purchased Assets; provided, however, that, notwithstanding the foregoing, in no event shall Sellers or their Affiliates be required to (a) retain more than five employees who would have otherwise been terminated in connection with providing such assistance or cooperation or (b) hire any additional employees or outside agents or consultants in order to provide such assistance or cooperation. Any out-of-pocket costs and expenses incurred by Sellers or their Affiliates in connection with providing the cooperation and assistance contemplated by this Section 6.32 shall be promptly reimbursed by Purchasers upon receipt of a reasonably detailed invoice from Sellers therefor.

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ARTICLE 7.
CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASERS WITH RESPECT TO THE CLOSING
     The obligation of Purchasers to purchase the Purchased Assets as provided herein, and to consummate the other transactions contemplated hereby, is subject to satisfaction or waiver of each of the following conditions precedent on or before the Closing Date:
     7.1 Representations and Warranties True. The representations and warranties of Sellers (i) contained herein (other than those contained in Sections 4.1, 4.2, 4.3, 4.4, 4.6(b) and clause (a) of the representations and warranties contained in Exhibit H, clause (n) of the representations and warranties contained in Exhibit I, clause (i) of Exhibit J and clause (b) of the representations and warranties contained in Exhibit K) shall be accurate, true and correct in all respects (without giving effect to any qualifications therein to materiality or Material Adverse Effect) at and as of the Closing, as if made at and as of such time (or, if any such representation or warranty is made solely as of a specific date, at and as of such date); provided, that if one or more of such representations or warranties are not accurate, true and correct in all respects on and as of any such date, the conditions precedent in this Section 7.1 shall nevertheless be deemed satisfied unless the inaccuracy, falsity or incorrectness of such representations or warranties would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (ii) contained in Sections 4.1, 4.2, 4.3, 4.4, 4.6(b) and clause (a) of the representations and warranties contained in Exhibit H, clause (n) of the representations and warranties contained in Exhibit I, clause (i) of Exhibit J and clause (b) of the representations and warranties contained in Exhibit K), shall be true and correct in all material respects at and as of the Closing, as if made at and as of such time (or, if any such representation or warranty is made solely as of a specific date, at and as of such date).
     7.2 Compliance with Agreements and Covenants. Each Seller shall have in all material respects performed and complied with all of its respective covenants and agreements contained in this Agreement to be performed and complied with by it on or prior to the Closing Date.
     7.3 Certificate of Compliance. Parent shall have delivered to Purchasers a certificate of Parent dated as of the Closing Date, executed by a duly authorized officer of Parent, certifying as to the satisfaction of the conditions set forth in Section 7.1 and Section 7.2.
     7.4 Injunctions. No court or other Government Entity shall have enacted, issued, promulgated, enforced or entered any Law or issued any Order (and if an injunction, whether temporary, preliminary or permanent) that is in effect and prevents, restrains, enjoins, makes illegal or otherwise prohibits, the consummation of any of the transactions contemplated by this Agreement or makes such consummation illegal.
     7.5 No Material Adverse Effect and No Parent Material Adverse Effect. Since the date of this Agreement, other than any matter or condition expressly described in the Schedules to this Agreement, there shall not have occurred any Material Adverse Effect or Parent Material Adverse Effect.

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     7.6 Deliveries by Sellers. Sellers shall have effected the applicable deliveries required pursuant to Section 10.2.
     7.7 Release of Liens. Purchasers shall have received evidence of the release of all Liens on any Purchased Assets.
     7.8 Goodbye Letters. Sellers shall have delivered the Goodbye Letters in accordance with RESPA with respect to the Purchased Mortgage Loans and the Serviced Mortgage Loans.
     7.9 Officer Certificates. Sellers shall have delivered to Purchasers a certificate of an officer of each of Sellers, Parent and PNA, given by such officer on behalf of such Person, and not in such officer’s individual capacity, certifying as to resolutions of the board of directors (or equivalent governing body) of such Person authorizing this Agreement and the Ancillary Agreements to which such Person is a party and the transactions contemplated hereby and thereby.
     7.10 Subservicing Agreement. To the extent any Unassigned Servicing Agreements exist, Servicing Assets Purchaser and the applicable Seller shall have entered into a Subservicing Agreement pursuant to Section 2.3(b) with respect to each such Unassigned Servicing Agreement.
ARTICLE 8.
CONDITIONS PRECEDENT TO OBLIGATIONS OF SERVICING ASSETS PURCHASER WITH RESPECT TO EACH SERVICING ASSETS SETTLEMENT
     The obligation of Servicing Assets Purchaser to purchase any Delayed Transfer Servicing Assets is subject to satisfaction or waiver of each of the following conditions precedent on or before the Servicing Assets Settlement Date applicable to such Delayed Transfer Servicing Assets:
     8.1 Receipt of Servicing Agreement Consent. The Servicing Agreement Consent relating to such Delayed Transfer Servicing Assets shall have been obtained.
     8.2 Representations and Warranties True. The representations and warranties of Sellers contained in Sections 4.1, 4.2, 4.3, 4.4 and, with respect to such Delayed Transfer Servicing Assets, clauses (b), (c)(i), (c)(ii) and (v) of Exhibit L and shall be accurate, true and correct in all material respects, as if made at and as of such Servicing Assets Settlement Date .
     8.3 Compliance with Agreements and Covenants. Each Seller shall have in all material respects performed and complied with all of its respective covenants and agreements contained in this Agreement with respect to such Delayed Transfer Servicing Assets to be performed and complied with by it on or prior to the applicable Servicing Asset Settlement Date.
     8.4 Certificate of Compliance. Parent shall have delivered to Purchasers a certificate of Parent dated as of the applicable Servicing Assets Settlement Date, executed by a duly authorized officer of Parent, certifying as to the satisfaction of the conditions set forth in Section 8.2 and Section 8.3.

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     8.5 Injunctions. No court or other Government Entity shall have enacted, issued, promulgated, enforced or entered any Law or issued any Order (and if an injunction, whether temporary, preliminary or permanent) that is in effect and prevents, restrains, enjoins, makes illegal or otherwise prohibits, the consummation of the transfer of the relevant Delayed Transfer Servicing Assets or makes such consummation illegal.
     8.6 Deliveries by Sellers. Sellers shall have effected the applicable deliveries required pursuant to Section 10.2.
ARTICLE 9.
CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS WITH RESPECT TO EACH TRANSFER
     The obligation of Sellers to sell the Purchased Assets as provided herein and to consummate the other transactions contemplated hereby is subject to the satisfaction or waiver of each of the following conditions precedent on or before the applicable Transfer Date:
     9.1 Representations and Warranties True. The representations and warranties of Purchasers contained herein shall be accurate, true and correct in all material respects (without giving effect to any materiality or Material Adverse Effect qualification set forth therein) on and as of the applicable Transfer Date, as if made on and as of such date (or, if any such representation or warranty is made solely as of a specific date, at and as of such date).
     9.2 Compliance with Agreements and Covenants. Each Purchaser shall have in all material respects performed and complied with all of its respective covenants and agreements contained in this Agreement to be performed and complied with by it on or prior to the applicable Transfer Date.
     9.3 Certificate of Compliance. Purchasers shall have delivered to Sellers certificates of Purchasers dated as of the applicable Transfer Date, executed by a duly authorized officer of Purchasers, certifying as to the satisfaction of the conditions set forth in Section 9.1 and Section 9.2.
     9.4 Injunctions. No court or other Government Entity shall have enacted, issued, promulgated, enforced or entered any Law or issued any Order (and if an injunction, whether temporary, preliminary or permanent) that is in effect and prevents, restrains, enjoins, makes illegal or otherwise prohibits, the consummation of any of the transactions contemplated by this Agreement or makes such consummation illegal.
     9.5 Deliveries by Purchasers. Purchasers shall have effected the applicable deliveries required pursuant to Section 10.3.
     9.6 Welcome Letters. Purchasers shall have delivered the Welcome Letters in accordance with RESPA with respect to the Purchased Mortgage Loans and the Serviced Mortgage Loans.

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     9.7 Officer Certificates. Purchasers shall have delivered to Sellers a certificate of an officer of each Purchaser, given by such officer on behalf of such Person, and not in such officer’s individual capacity, certifying as to resolutions of the board of directors (or equivalent governing body) of such Person authorizing this Agreement and the Ancillary Agreements to which such Person is a party and the transactions contemplated hereby and thereby.
ARTICLE 10.
CLOSING; DELIVERIES; TERMINATION
     10.1 Closing/Servicing Assets Settlements.
          (a) Closing. The Closing shall take place at the offices of Mayer Brown LLP, 71 South Wacker Drive, Chicago, Illinois 60606, at 10:00 A.M. central time on the later of (i) November 3, 2008; and (ii) the second Business Day after the date on which all conditions precedent set forth in Articles 7 and 9 have been satisfied or waived by the parties (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), or such other date as is mutually agreeable to Sellers and Purchaser (the “Closing Date” and, solely with respect to the Servicing Assets Transferred on such date, the “Initial Servicing Assets Settlement Date”).
          (b) Subsequent Servicing Asset Settlements. If necessary, each subsequent Servicing Assets Settlement shall take place at the offices of Mayer Brown LLP, 71 South Wacker Drive, Chicago, Illinois 60606, at 10:00 A.M. central time on the first Business Day of the month after which all conditions precedent set forth in Articles 8 and 9 have been satisfied or waived by the parties (other than those conditions that by their nature are to be satisfied at the applicable subsequent Servicing Assets Settlement, but subject to the satisfaction or waiver of such conditions), or such other date as is mutually agreeable to Sellers and Purchasers (each such date, together with the Initial Servicing Assets Settlement Date, a “Servicing Assets Settlement Date” and each Servicing Assets Settlement Date, together with the Closing Date, a “Transfer Date”). Without limiting any terms of the Subservicing Agreement, legal title, equitable title and risk of loss with respect to the applicable Servicing Assets will transfer to Servicing Assets Purchaser at the applicable Servicing Assets Settlement.
     10.2 Deliveries of Sellers.
          (a) Closing. At the Closing, Sellers shall deliver to Purchasers:
     (i) a certificate from each Seller dated as of the Closing Date to the effect that the Seller is not a foreign person pursuant to Treasury Regulation Section 1.1445-2(b)(2);
     (ii) the certificate to be delivered by Sellers pursuant to Section 7.3; and
     (iii) the applicable Subservicing Agreements, duly executed by each of the applicable Sellers.
          (b) Servicing Assets Settlement. At each Servicing Assets Settlement (including, as applicable, the Closing), Sellers shall deliver to Servicing Assets Purchaser:

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     (i) the applicable Assignment and Assumption Agreements, duly executed by each of the applicable Sellers;
     (ii) copies of the applicable Servicing Agreement Consents obtained on or prior to the Servicing Assets Settlement Date; and
     (iii) all amounts in the applicable Custodial Accounts and Escrow Accounts on such Servicing Assets Settlement Date.
     10.3 Deliveries of Purchasers.
          (a) Closing. At the Closing, Purchasers shall deliver to Sellers:
     (i) confirmation of the wire transfer of the Closing Date Payment in accordance with Section 3.1;
     (ii) the certificate to be delivered by Purchaser pursuant to Section 9.3; and
     (iii) the applicable Subservicing Agreements, duly executed by Servicing Assets Purchaser.
          (b) Servicing Assets Settlement. At each Servicing Assets Settlement, Servicing Assets Purchaser shall deliver to Sellers:
     (i) confirmation of the wire transfer of the applicable Servicing Assets Settlement Payment in accordance with Section 3.1; and
     (ii) the applicable Assignment and Assumption Agreements, duly executed by Servicing Assets Purchaser.
     10.4 Termination.
          (a) Prior to Closing, this Agreement shall terminate:
     (i) upon the mutual agreement of Sellers and Purchasers;
     (ii) upon written notice from Purchasers to Sellers if (A) any of the conditions precedent set forth in Article 7 shall have become incapable of fulfillment (and shall not have been waived by Purchasers) or (B) the Closing has not occurred on or before December 31, 2008, so long as, in the case of clauses (A) and (B), no Purchaser is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement; or
     (iii) upon written notice from Sellers to Purchasers if (A) any of the conditions precedent set forth in Article 9 shall have become incapable of fulfillment (and shall not have been waived by Sellers) or (B) the Closing has not occurred on or before December 31, 2008, so long as, in the case of clauses (A) and (B), no Seller is then in

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material breach of any of its representations, warranties, covenants or agreements contained in this Agreement.
          (b) If this Agreement is terminated pursuant to this Section 10.4, all further obligations of the parties under this Agreement shall become null and void and of no further force or effect, except that (i) Section 13.1, 13.7, 13.10 and 13.15 will survive and (ii) if this Agreement is terminated by a party because of the breach of the Agreement by another party or because one or more of the conditions to the terminating party’s obligations under this Agreement is not satisfied as a result of another party’s failure to comply with its obligations under this Agreement, the terminating party’s right to pursue all legal remedies shall survive such termination unimpaired.
          (c) Following the Closing, if any of the conditions precedent set forth in Article 8 relating to any Delayed Transfer Servicing Assets shall have become incapable of fulfillment (and shall not have been waived by Purchasers), so long as no Purchaser is then in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement, then, upon written notice from Purchasers to Sellers, the Parties agree that no Party shall have any further obligation to transfer such Delayed Transfer Servicing Assets and any obligation with respect to such Delayed Transfer Servicing Assets hereunder that would have expired upon any such transfer shall become null and void and of no further force or effect, except that if the conditions precedent set forth in Article 8 shall have become incapable of fulfillment as a result of another party’s failure to comply with its obligations under this Agreement, the terminating party’s right to purse all legal remedies shall survive such termination unimpaired.
ARTICLE 11.
SURVIVAL AND INDEMNIFICATION
     11.1 Survival.
          (a) The representations and warranties of the parties hereto contained herein and all claims with respect thereto shall survive the Closing Date for a period of two years, except that (i) representations and warranties in Section 4.8 in respect of a particular Tax shall survive until the Tax Statute of Limitations Date for such Tax; (ii) the representations and warranties in Section 4.6(d) and clause (m) of Exhibit L shall survive until the expiration of the statute of limitations applicable to any claim under ERISA or Section 4975 of the Code against the Purchasers or an Affiliate as servicer of the Servicing Assets and (iii) each Seller Fundamental Representation and each Purchaser Fundamental Representation shall survive forever. Neither Purchasers nor Sellers shall have any obligation to indemnify the other party with respect to claims for breach of any representation or warranty first asserted after the expiration of the survival period specified therefor in this Section 11.1; provided, that if, on or prior to such expiration of the applicable survival period, a notice of the claim shall have been given in accordance with Section 11.6 or 11.7 for such indemnification, the party asserting such claim will continue to have the right to be indemnified with respect to such claim until such claim has been satisfied or otherwise resolved as provided in this Article 11.

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          (b) The covenants of the Parties contained in this Agreement will survive in accordance with their respective terms. Except as otherwise provided herein, the agreements set forth in Articles 11 and 13 shall remain in full force and effect indefinitely.
     11.2 Indemnification by Sellers. From and after the Closing, subject to Section 11.4, each Seller jointly and severally agrees to indemnify each Purchaser, its respective officers, directors, Affiliates, successors and assigns (the “Purchaser Indemnified Parties”) against, and agree to hold the Purchaser Indemnified Parties harmless from, any and all Losses imposed on or suffered by any Purchaser Indemnified Person to the extent arising out of any of the following:
          (a) any breach of or any inaccuracy in any representation or warranty (without giving effect to any materiality or Material Adverse Effect qualification set forth in Sections 4.2 and 4.3 and clauses (c)(v), (c)(vi) or (f) of Exhibit L) made by Sellers in this Agreement or in a certificate delivered by Sellers at Closing or any subsequent Servicing Assets Settlement (including, for the avoidance of doubt, any and all Losses that result from any action or inaction of a Purchaser Indemnified Party taken or not taken as a result of such Purchaser Indemnified Party’s reliance on any such representation or warranty);
          (b) any breach of or failure by Sellers to perform any covenant or obligation of Sellers set out in this Agreement;
          (c) any Retained Liability; or
          (d) any of the matters set forth on sections (b), (d) or (e) of Schedule 4.7.
If any matter gives rise to a breach or inaccuracy of both (i) any Seller Fundamental Representations and (ii) any other representation or warranty made by Sellers herein, such matter shall be considered a breach or inaccuracy of the applicable Seller Fundamental Representation. Notwithstanding the foregoing and without limiting any of the terms of any Subservicing Agreement, Sellers shall not be obligated to indemnify the Purchaser Indemnified Parties with respect to any representations or warranties of any Unassigned Servicing Agreement (and the related Servicing Assets) unless and until a Servicing Assets Settlement occurs with respect to such Unassigned Servicing Agreement (and the related Servicing Assets).
     11.3 Indemnification by Purchasers. From and after the Closing, subject to Section 11.5, each Purchaser jointly and severally agrees to indemnify each Seller, its respective officers, directors and Affiliates, successors and assigns (the “Seller Indemnified Parties”) against, and agrees to hold the Seller Indemnified Parties harmless from, any and all Losses imposed on or suffered by any Seller Indemnified Person to the extent arising out of any of the following:
          (a) any breach of or any inaccuracy in any representation or warranty made by such Purchaser in this Agreement or in a certificate delivered by such Purchaser at Closing or any subsequent Servicing Assets Settlement (including, for the avoidance of doubt, any and all Losses that result from any action or inaction of a Seller Indemnified Party taken or not taken as a result of such Seller Indemnified Party’s reliance on any such representation or warranty);
     (i) any breach of or failure by such Purchaser to perform any covenant or obligation of such Purchaser set out in this Agreement; or

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     (ii) any Assumed Liabilities.
     11.4 Limitations on Liability of Sellers. Notwithstanding any other provision of this Agreement:
          (a) The Purchaser Indemnified Parties shall have the right to payment by Sellers under Section 11.2(a) (except for claims related to any breach of or any inaccuracy in any Seller Fundamental Representations or the representations and warranties in Section 4.8, none which shall be subject to any threshold) only if, and only to the extent that, the Purchaser Indemnified Parties shall have incurred as to such matters giving rise to indemnification under Section 11.2(a) indemnifiable Losses in excess of the Deductible.
          (b) Sellers shall have no liability under Sections 11.2(a) in excess of the Cap, except that claims related to any breach of or any inaccuracy in any representations or warranties in Section 4.8 or the Seller Fundamental Representations shall not be subject to any such limit or considered in determining whether such limit has been reached.
          (c) From and after each Transfer Date, the sole and exclusive liability and responsibility of Sellers to the Purchaser Indemnified Parties under or in connection with this Agreement or the transactions contemplated hereby (including for any breach of or inaccuracy in any representation or warranty or for any breach of any covenant or obligation or for any other reason), in each case relating to the Purchased Assets transferred on such Transfer Date, and the sole and exclusive remedy of the Purchaser Indemnified Parties with respect to any of the foregoing, shall be as set forth in this Article 11, except for (i) claims of fraud or (ii) as otherwise provided in this Agreement, including pursuant to Sections 3.2 and 6.30.
          (d) For the avoidance of doubt and without limiting Section 11.4(e), the limitations in Section 11.4(a) and 11.4(b) shall not apply with respect to any Losses arising from any matter giving rise to indemnification under Sections 11.2(b) or 11.2(c) even if such Losses may also be subject to indemnification under Section 11.2(a).
          (e) To the extent that any Purchaser Indemnified Party suffers any diminution in the value of one or more Purchased Loans as a result of a matter that constitutes a breach of one or more representations or warranties made by Sellers in this Agreement (none of which breached representations or warranties constitutes a Seller Fundamental Representation) (such diminution in value, a “Non-Fundamental Loan Loss”), then, notwithstanding any other provision to the contrary contained herein, such Purchaser Indemnified Party shall bring a claim with respect to such Non-Fundamental Loan Loss pursuant to Section 11.2(a) as a breach of a representation and warranty and not pursuant to Section 11.2(c). For the avoidance of doubt, the limitations applicable to Sellers’ indemnification obligations under Section 11.2(a), including the two-year survival period set forth in Section 11.1(a), the Deductible and the Cap shall apply to any claims pursuant to Section 11.2(a) by any Purchaser Indemnified Party with respect to a Non-Fundamental Loan Loss. Except as provided in this Section 11.4(e), if any matter gives rise to indemnification under one or more of Sections 11.2(a), 11.2(b), 11.2(c) and 11.2(d), the Purchaser Indemnified Parties may bring a claim under any or all of such applicable Sections.

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     11.5 Limitations on Liability of Purchasers. Notwithstanding any other provision of this Agreement:
          (a) The Seller Indemnified Parties shall have the right to payment by Purchasers under Sections 11.3(a) (except for claims related to any breach of or any inaccuracy in any Purchaser Fundamental Representations, none which shall be subject to any threshold) only if, and only to the extent that, the Seller Indemnified Parties shall have incurred, as to all such matters giving rise to indemnification under Section 11.3(a), indemnifiable Losses in excess of the Deductible.
          (b) Purchasers shall have no liability under Section 11.3(a) in excess of the Cap, except that claims related to breaches of any Purchaser Fundamental Representations shall not be subject to any such limit or considered in determining whether such limit has been reached.
          (c) From and after each Transfer Date, the sole and exclusive liability and responsibility of Purchasers to the Seller Indemnified Parties under or in connection with this Agreement or the transactions contemplated hereby (including for any breach of or inaccuracy in any representation or warranty or for any breach of any covenant or obligation or for any other reason), in each case relating to the Purchased Assets transferred on such Transfer Date, and the sole and exclusive remedy of the Seller Indemnified Parties with respect to any of the foregoing, shall be as set forth in this Article 11, except for (i) claims of fraud or (ii) as otherwise provided in this Agreement, including pursuant to Section 3.2.
          (d) For the avoidance of doubt, the limitations in Section 11.5(a) and 11.5(b) shall not apply with respect to any Losses arising from any matter giving rise to indemnification under Sections 11.3(b) or 11.3(c) even if such Losses may also be subject to indemnification under Section 11.3(a).
     11.6 Claims. As promptly as is reasonably practicable after becoming aware of a claim for indemnification under this Agreement that does not involve a third party claim, the Indemnified Person shall give notice to the Indemnifying Person of such claim, which notice shall specify the facts alleged to constitute the basis for such claim (taking into account the information then available to the Indemnified Person), the representations, warranties, covenants and obligations alleged to have been breached and the amount that the Indemnified Person seeks hereunder from the Indemnifying Person, together with such information as may be necessary for the Indemnifying Person to determine that the limitations in Section 11.4 or Section 11.5, as applicable, have been satisfied or do not apply; provided, that the failure of an Indemnified Person to notify the Indemnifying Person will relieve the Indemnifying Person from its obligation to indemnify only to the extent that the Indemnifying Person’s defense or other rights available to it is actually prejudiced as a result of such failure.
     11.7 Notice of Third Party Claims; Assumption of Defense. The Indemnified Person shall give notice as promptly as is reasonably practicable after receiving written notice thereof, to the Indemnifying Person of the assertion of any claim, or the commencement of any suit, action or proceeding, by any Person not a party hereto in respect of which indemnity may be sought under this Agreement, including any claim pursuant to the Settlement Agreement (a “Third Party

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Claim”) (which notice shall specify in reasonable detail the nature and amount of such claim together with such information as may be necessary for the Indemnifying Person to determine that the limitations in Section 11.4 or 11.5 have been satisfied or do not apply); provided, that failure to give such notification will not affect the indemnification provided hereunder except to the extent the Indemnifying Person’s defense or other rights available to it has been actually prejudiced as a result of such failure. The Indemnifying Person may, at its own expense, (i) participate in the defense of any Third Party Claim and (ii) upon written notice to the Indemnified Person and the Indemnifying Person’s delivering to the Indemnified Person a written agreement that the Indemnified Person is entitled to indemnification for all Losses arising out of such Third Party Claim and that the Indemnifying Person shall be liable for the entire amount of any Loss resulting therefrom, at any time during the course of any such Third Party Claim assume the defense thereof; provided, that (A) the Indemnifying Person’s counsel is reasonably satisfactory to the Indemnified Person and (B) the Indemnifying Person shall thereafter consult with the Indemnified Person upon the Indemnified Person’s reasonable request for such consultation from time to time with respect to such Third Party Claim; provided, further, that if such Third Party Claim involves a claim by a Government Entity, the Purchaser Indemnified Party may elect to control the defense or settlement of such claim, at the Indemnifying Person’s expense. If the Indemnifying Person assumes such defense, the Indemnified Person shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own cost and expense, separate from the counsel employed by the Indemnifying Person. If, however, the Indemnified Person reasonably determines (i) based on an opinion of counsel that representation by the Indemnifying Person’s counsel of both the Indemnifying Person and the Indemnified Person would be reasonably likely to present such counsel with a conflict of interest or (ii) there is a reasonable probability that such claim may adversely affect it or its Affiliates in any material respect (other than with respect to the payment of money damages in an amount that does not exceed the respective caps set forth in Section 11.4 or Section 11.5), then such Indemnified Person may employ separate counsel to represent or defend it in any such Third Party Claim and the Indemnifying Person shall pay the reasonable fees and disbursements of such separate counsel. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any Third Party Claim.
     11.8 Settlement or Compromise. Any settlement or compromise made or caused to be made by the Indemnified Person or the Indemnifying Person, as the case may be, of any Third Party Claim shall also be binding upon the Indemnifying Person or the Indemnified Person, as the case may be, in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise; provided that (i) whether or not the Indemnifying Person has assumed the defense of a Third Party Claim, the Indemnified Person will not admit any Liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnifying Person’s prior written consent (which consent will not be unreasonably withheld, conditioned or delayed) and (ii) the Indemnifying Person will not settle, compromise or discharge any Third Party Claim without the written consent of the Indemnified Person, unless such settlement (x) includes an unconditional release of the Indemnified Person from all Liability in respect of such Third Party Claim, (y) does not subject the Indemnified Person to any injunctive relief or other equitable remedy, and (z) does not include a statement or admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

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     11.9 Net Losses; Subrogation: Mitigation; Knowledge.
          (a) Notwithstanding anything contained herein to the contrary, the amount of any Losses incurred or suffered by an Indemnified Person shall be calculated after giving effect to (i) any insurance proceeds received by the Indemnified Person (or any of its Affiliates) with respect to such Losses, (ii) any recoveries obtained by the Indemnified Person (or any of its Affiliates) from any other third party and (iii) any Tax benefit or detriment arising from the occurrence of such Loss or the receipt or accrual of any indemnity payment in respect of such Loss as provided in Section 11.9(b). Each Indemnified Person shall exercise reasonable best efforts to obtain such proceeds, benefits and recoveries; provided that any additional out-of-pocket costs or expenses resulting from such efforts shall be deemed Losses subject to indemnification hereunder. If any such proceeds, benefits or recoveries are received by an Indemnified Person (or any of its Affiliates) with respect to any Losses after an Indemnifying Person has made a payment to the Indemnified Person with respect thereto, the Indemnified Person (or such Affiliate) shall pay to the Indemnifying Person the amount of such proceeds, benefits or recoveries (up to the amount of the Indemnifying Person’s payment).
          (b) Each Loss shall be calculated to take into account any Tax benefit or detriment arising from the occurrence of such Loss or the receipt or accrual of any indemnity payment in respect of such Loss, in each case, to the extent such Tax benefit or detriment is actually realized or recognized in the taxable year in which such indemnity payment is made or in a prior taxable year, the amount of such benefit or detriment to be determined by comparing the amount of the Indemnified Person’s Tax liability taking into account the Tax benefit or detriment or both, arising from the occurrence of such Loss or the receipt or accrual of such indemnity payment, or both, with the amount of Tax liability such Indemnified Person would have incurred in the absence of such Tax benefit or detriment, or the receipt or accrual of such indemnity payment, or both, provided that any Tax benefit so taken into account in respect of any Indemnified Person shall be reduced and any Tax detriment shall be increased by the amount of any out-of-pocket costs incurred by such Indemnified Person to determine the amount of such Tax benefit or detriment.
          (c) Upon making any payment to an Indemnified Person in respect of any Losses, the Indemnifying Person shall, to the extent of such payment, be subrogated to all rights of the Indemnified Person (and its Affiliates) against any third party (other than RMBS Purchaser or any of its Affiliates, or any portfolio company of any investment fund managed by RMBS Purchaser or any of its Affiliates) who has made a claim against such Indemnified Person (or its Affiliates) in respect of the Losses to which such payment relates. Such Indemnified Person (and its Affiliates) and Indemnifying Person shall execute upon request all instruments reasonably necessary to evidence or further perfect such subrogation rights.
          (d) Each of the Purchasers and Sellers shall use commercially reasonable efforts to mitigate any Losses.
          (e) Notwithstanding anything to the contrary in this Agreement, the right to indemnification or other remedy based on any representations, warranties, covenants and obligations contained in this Agreement or any of the Ancillary Agreements will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being

54

acquired) at any time, whether before or after the execution and delivery of this Agreement, the Closing Date or any subsequent Servicing Assets Settlement Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant or obligation.
     11.10 Purchase Price Adjustments. Any amounts payable under Section 11.2 or Section 11.3 shall be treated by Purchaser and Sellers as an adjustment to the Purchase Price.
ARTICLE 12.
TAX MATTERS
     12.1 Proration.
          (a) Liability for all real property taxes, personal property taxes and similar ad volorem obligations levied with respect to any Purchased Assets for a taxable period which includes (but does not end on) the applicable Transfer Date (the “Apportioned Obligations”) shall be apportioned between the applicable Seller and applicable Purchaser based on the number of days of such taxable period included in the period ending on (but not including) the applicable Transfer Date (the “Pre-Transfer Tax Period”) and the number of days of such taxable period included in the period after the Pre-Transfer Tax Period (the “Post-Transfer Tax Period”). The applicable Seller shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Pre-Transfer Tax Period. The applicable Purchaser shall be liable for the proportionate amount of such Apportioned Obligations that is attributable to the Post-Transfer Tax Period.
     12.2 Transfer Taxes. All sales, use and transfer taxes, including any value added, stock transfer, gross receipts, stamp duty and real, personal, or intangible property transfer taxes (collectively, “Transfer Taxes”), due by reason of the consummation of the transactions contemplated hereunder, including any interest or penalties in respect thereof, shall be apportioned fifty percent to Sellers and fifty percent to Purchasers. All such Transfer Taxes apportioned to Sellers and to Purchasers shall be paid by Sellers and Purchasers, respectively, by no later than the due date for paying such Transfer Taxes. The Party responsible by Law for filing the applicable Tax Return relating to such Transfer Taxes, shall timely prepare and file, or cause to be filed, any such returns, including any claim for exemption or exclusion from the application or imposition of any Transfer Taxes. Sellers or Purchasers, as the case may be, shall pay the other Party, not later than five Business Days before the due date for payment of such Transfer Taxes, in an amount equal to fifty percent of the Transfer Taxes shown on such return or other filing for which such party is liable under this Section 12.2, and Sellers and Purchasers shall, following the filing thereof, provide Purchasers and Sellers, respectively, with a copy of such return or other filing and a copy of a receipt showing payment of any such Transfer Tax.
     12.3 Preparation of Tax Returns.
          (a) Sellers shall be responsible for filing all Tax Returns with respect to the Purchased Assets or income attributable therefrom for taxable periods ending on or before the applicable Transfer Date. Such Tax Returns shall be true, correct and complete in all material

55

respects; and all Taxes indicated as due and payable on such Tax Returns shall be paid by Sellers as and when required by Law.
          (b) Purchasers shall be responsible for filing all Tax Returns with respect to the Purchased Assets or income attributable therefrom for taxable periods beginning after the applicable Transfer Date; it being understood that all Taxes indicated as due and payable on such returns shall be the responsibility of Purchasers, except for such Taxes which are the responsibility of Sellers pursuant to Section 12.2.
          (c) If permitted by a Taxing Authority, Purchasers shall file a Tax Return and pay Taxes related to the applicable Post-Transfer Tax Period and Sellers shall file separate Tax Returns and separately pay their Taxes for the applicable Pre-Transfer Tax Period, provided however that any such Tax Returns relating to such Post-Transfer Tax Period or Pre-Transfer Tax Period shall not be filed without the other applicable party’s prior review and comment and shall be prepared on a basis consistent with past practice to the extent permitted by Law. If filing a Tax Return for the applicable Post-Transfer Tax Period separate from a Tax Return for the applicable Pre-Transfer Tax Period is not permitted, the applicable Purchaser shall prepare and file or cause to be prepared and filed the applicable Tax Return relating to both such Tax Periods, and shall make reasonable revisions to such Tax Return as are requested by Sellers unless otherwise required by applicable Law. No later than ten (10) days prior to the filing of such Tax Return, Sellers shall pay to the applicable Purchaser (in immediately available funds) the amount of any Taxes due in respect of such Tax Return relating to or attributable to the applicable Pre-Transfer Tax Period.
     12.4 Tax Cooperation and Contest.
          (a) Purchasers and Sellers agree to furnish or cause to be furnished to the other, upon request, as promptly as practicable, such information (including access to books and records) and assistance relating to the Purchased Assets as is reasonably necessary for the filing of any Tax Return, the preparation for any tax audit, the prosecution or defense of any claim, suit or proceeding relating to any proposed tax adjustment relating to the Purchased Assets. Purchasers and Sellers shall keep all such information and documents received by them confidential unless otherwise required by law.
          (b) Purchasers and Sellers agree to retain or cause to be retained all books and records pertinent to the Purchased Assets until the applicable period for assessment of taxes under applicable law (giving effect to any and all extensions or waivers) has expired, and such additional period as necessary for any administrative or judicial proceedings relating to any proposed assessment, and to abide all record retention agreements entered into with any taxing authority. Purchasers and Sellers agree to give the other reasonable notice prior to transferring, discarding or destroying any such books and records relating to tax matters and, if so requested, Purchasers and Sellers shall allow the requesting party to take possession of such books and records.
          (c) Notwithstanding anything to the contrary herein, Sellers shall have the sole right to control the conduct and resolution of any audit, litigation, contest, dispute, negotiation, or other proceeding with any Taxing Authority that relates to Taxes of the Purchased

56

Assets or income attributable therefrom (a “Contest”) that Sellers could be required to indemnify pursuant to Section 11.2, provided however that (i) Sellers shall consult with Purchasers and keep Purchasers informed regarding the progress and any potential compromise or settlement of each such Contest; and (ii) Sellers shall not settle any such Contest without consent of Purchasers, to the extent such settlement could adversely affect Purchasers in any material respect, without Purchasers’ consent (not to be unreasonably withheld). Purchasers shall have the sole right to control the conduct of any other Contest not specifically referred to in the preceeding sentence.
          (d) Purchasers and Sellers shall cooperate with each other in the conduct of any Contest and they shall each execute and deliver such powers of attorney and other documents as are reasonably necessary to carry out the intent of this Agreement.
     12.5 Waiver of Bulk Sales Law Compliance. Compliance with the bulk sales laws of the State of New York or any other jurisdiction where Sellers conduct their business is hereby waived by Purchasers. The Parties agree that any Liabilities incurred by Purchasers as a result of such waiver shall constitute Retained Liabilities for purposes of this Agreement.
ARTICLE 13.
MISCELLANEOUS
     13.1 Expenses. Except as otherwise provided herein, each party hereto shall bear the costs expenses incurred by it with respect to this Agreement.
     13.2 Amendment. This Agreement may be amended, modified or supplemented only in writing signed by each of the parties hereto.
     13.3 Notices. Any written notice to be given hereunder shall be deemed given: (a) when received if given in person or by courier; (b) on the date of transmission if sent by telecopy, e-mail or other wire transmission (receipt confirmed); (c) three days after being deposited in the U.S. mail, certified or registered mail, postage prepaid; and (d) if sent by an internationally recognized overnight delivery service, the second day following the date given to such overnight delivery service (specified for overnight delivery). All notices shall be addressed as follows:
     If to any Seller, addressed as follows:
c/o Banco Popular North America
9600 West Bryn Mawr — 4th Floor
Rosemont, IL 60018
Attention: Alberto Paracchini — Senior Vice President
Telephone: (847) 994-6942
Facsimile: (847) 994-6898

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with a copy to:
Banco Popular North America
120 Broadway — 15th Floor
New York, NY 10271
Attention: Brian F. Doran — Senior Vice President and Director, Legal Division
Telephone: (212) 417-6669
Facsimile: (212) 417-6602
And:
Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606
Attention: Stuart M. Litwin and William R. Kucera
Telephone: (312) 782-0600
Facsimile: (312) 701-7711
     If to Whole Loan Purchaser, addressed as follows:
Goldman Sachs Mortgage Company
85 Broad Street
New York, New York 10004
Attention: Michelle Gill
Telephone: (212) 357-4762
Facsimile: (212) 493-0058
     If to RMBS Purchaser, addressed as follows:
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004]
Attention: Michelle Gill
Telephone: (212) 357-4762
Facsimile: (212) 493-0058
     If to Servicing Assets Purchaser, addressed as follows:
Litton Loan Servicing LP
4828 Loop Central Drive
Houston, Texas 77081
Telephone: 713-966-8803
Facsimile: (713) 960-0539
Attention: Larry B. Litton, Jr.

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with copies to:
Goldman, Sachs & Co.
One New York Plaza, 38th Floor
New York, New York 10004
Attention: Susan Helfrick
Telephone: (212) 902-9612
Facsimile: (917) 977-3540
and
Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention: Christopher E. Austin, Esq.
Telephone: (212) 225-2434
Facsimile: (212) 225-3999
and, solely with respect to Servicing Assets Purchaser
Litton Loan Servicing LP
4828 Loop Central Drive
Houston, Texas 77081
Telephone: 713-966-8879
Facsimile: (713) 966-8830
Attention: Ann Kelly
     13.4 Waivers. The failure of a party to require performance of any provision hereof shall not affect its right at a later time to enforce the same. No waiver by a party of any term, covenant, representation or warranty contained herein shall be effective unless in writing. No such waiver in any one instance shall be deemed a further or continuing waiver of any such term, covenant, representation or warranty in any other instance.
     13.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     13.6 Headings. The headings preceding the text of Articles and Sections of this Agreement and the Schedules and Exhibits thereto are for convenience only and shall not be deemed part of this Agreement.
     13.7 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws, and not the laws of conflicts (other than §5-1401 of the New York General Obligations Law) of the State of New York.
     13.8 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, that no assignment of either party’s rights or obligations may be made without the written consent of the other party, except that

59

Purchasers may assign their respective rights or obligations under this Agreement to any of their respective Affiliates (it being understood that any such assignment shall not relieve the assigning party of any of its obligations under this Agreement).
     13.9 No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto, and no provision of this Agreement shall be deemed to confer any remedy, claim or right upon any third party.
     13.10 Forum; Waiver of Jury Trial. Each party agrees that any suit, action or proceeding brought by such party against the other in connection with or arising from this Agreement (“Judicial Action”) shall be brought solely in any state or federal courts located in the Borough of Manhattan, City of New York, State of New York, and each party consents to the exclusive personal jurisdiction and venue of each such court. Each party hereby waives its right to a jury trial in connection with any Judicial Action.
     13.11 Schedules. Any information disclosed pursuant to any Schedule with specific reference to a particular Section or subsection of this Agreement to which the information in such Schedule relates shall be deemed to apply to each other Section or subsection of the Schedules or of this Agreement to which its relevance is reasonably apparent on its face. Neither the specification of any dollar amount in any representation or warranty contained in this Agreement nor the inclusion of any specific item in any Schedule hereto is intended to imply that such amount, or higher or lower amounts, or the item so included or other items, are or are not material, and no party shall use the fact of the setting forth of any such amount or the inclusion of any such item in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in any Schedule is or is not material for purposes of this Agreement. Unless this Agreement specifically provides otherwise, neither the specification of any item or matter in any representation or warranty contained in this Agreement nor the inclusion of any specific item in any Schedule hereto is intended to imply that such item or matter, or other items or matters, are or are not in the ordinary course of business, and no party shall use the fact of the setting forth or the inclusion of any such item or matter in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in any Schedule is or is not in the ordinary course of business for purposes of this Agreement.
     13.12 Incorporation. The respective Schedules and Exhibits attached hereto and referred to herein are incorporated into and form a part of this Agreement.
     13.13 Complete Agreement. This Agreement constitutes the complete agreement of the parties with respect to the subject matter hereof and supersede all prior discussions, negotiations and understandings.
     13.14 Disclaimer. Sellers make no representations or warranties with respect to any projections, forecasts or forward-looking statements made available to Purchasers. There is no assurance that any projected or forecasted results will be achieved. EXCEPT TO THE EXTENT OF THE EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE 4, SELLERS ARE SELLING THE PURCHASED ASSETS ON AN “AS IS, WHERE IS” BASIS AND DISCLAIM ALL OTHER WARRANTIES, REPRESENTATIONS

60

AND GUARANTEES, WHETHER EXPRESS OR IMPLIED. SELLERS MAKE NO REPRESENTATIONS OR WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE AND NO IMPLIED REPRESENTATIONS OR WARRANTIES, AND DISCLAIM ALL SUCH REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITING THE FOREGOING, AND EXCEPT AS EXPRESSLY SET FORTH IN ARTICLE 4, SELLERS DISCLAIM ANY WARRANTY OF TITLE OR NON-INFRINGEMENT AND ANY WARRANTY ARISING BY INDUSTRY CUSTOM OR COURSE OF DEALING. PURCHASER ACKNOWLEDGES AND AGREES THAT IT IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE 4. Purchasers acknowledge and agree that none of Sellers, their respective Affiliates, their representatives nor any other Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any memoranda, charts, summaries, schedules or other information heretofore made available to Purchasers (or their Affiliates or representatives) by Sellers or their respective Affiliates or representatives, or any information that is not included in this Agreement or Schedules hereto, and none of Sellers, their respective Affiliates, their representatives nor any other Person will have or be subject to any liability to Purchasers, any of their Affiliates or their representatives resulting from the distribution of any such information to, or the use of any such information by, Purchasers, any of their Affiliates or any of their agents, consultants, accountants, counsel or other representatives.
     13.15 Public Announcements. Sellers and Purchasers agree that they and their respective Affiliates shall not issue any press release or otherwise make any public statement or respond to any media inquiry with respect to this Agreement or the transactions contemplated hereby without the prior approval of the other parties, which shall not be unreasonably withheld or delayed, except as may be required by Law or by any stock exchanges having jurisdiction over any Seller, Purchasers or their respective Affiliates in which case such Party will use its reasonable best efforts to allow the other Party reasonable time to comment on such release or announcement in advance of such issuance.
     13.16 Currency. Except as otherwise expressly set forth herein, all references to “dollars” or “$” in this Agreement mean United States Dollars.
     13.17 Payments. All payments pursuant hereto shall be made by wire transfer in United States dollars in same day or immediately available funds without any set-off, deduction or counterclaim whatsoever.
     13.18 Guaranty. Parent and PNA each hereby irrevocably and unconditionally guarantees the prompt and full discharge by each Seller hereunder of each Seller’s covenants, agreements and obligations contained in this Agreement, in accordance with the terms hereof. Parent and PNA each acknowledges and agrees that, with respect to all obligations of one or more Sellers to pay money, such guarantee shall be a guarantee of payment and performance and not of collection and shall not be conditioned or contingent upon the pursuit of any remedies against any such Sellers. If one or more Sellers shall default in the due and punctual performance of any of its or their obligations hereunder, including the full and timely payment of any amount due and payable pursuant to any of its or their obligations hereunder, Parent or PNA, as requested by Purchasers, will forthwith perform or cause to be performed such obligations and

61

will forthwith make full payment of any amount due with respect thereto at its sole cost and expense. This Section 13.18 shall be enforceable against either or both Parent and/or PNA, at Purchasers’ sole discretion, without the necessity of any claim against any Seller. In the event Parent discharges any payment or performance obligation of a Seller under this Agreement, Parent shall not have or exercise any subrogation rights against PNA or such Seller. In the event that PNA discharges payment or performance obligations of a Seller under this Agreement, PNA shall not have or exercise any subrogation rights against such Seller. Until the first anniversary of the Closing Date, Parent shall restrict at least $10 million in cash and cash equivalents at Parent to pay any obligations under this Agreement.
     13.19 Fulfillment of Obligations. Any obligation of any Party to any other Party under this Agreement, that is performed, satisfied or fulfilled completely by an Affiliate of such Party, shall be deemed to have been performed, satisfied or fulfilled by such Party.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on August 29, 2008.

WHOLE LOAN PURCHASER:
GOLDMAN SACHS MORTGAGE COMPANY

By:	/s/ Michelle Gill

Name:	Michelle Gill
Title:	Vice President

RMBS PURCHASER:
GOLDMAN, SACHS & CO.

By:	/s/ Michelle Gill

Name:	Michelle Gill
Title:	Managing Director

SERVICING ASSETS PURCHASER:
LITTON LOAN SERVICING LP

By:	/s/ Larry B. Litton, Jr.

Name:	Larry B. Litton, Jr.
Title:	President and CEO

SELLERS:
POPULAR MORTGAGE SERVICING, INC.

By:	/s/ Alberto J. Paracchini

Name:	Alberto J. Paracchini
Title:	President

EQUITY ONE, INC.

By:	/s/ Alberto J. Paracchini

Name:	Alberto J. Paracchini
Title:	President
Asset Purchase Agreement

EQUITY ONE, INCORPORATED

By:	/s/ Alberto J. Paracchini

Name:	Alberto J. Paracchini
Title:	President

EQUITY ONE CONSUMER LOAN COMPANY, INC.

By:	/s/ Alberto J. Paracchini

Name:	Alberto J. Paracchini
Title:	President

E-LOAN AUTO FUND TWO, LLC

By:	/s/ Alberto J. Paracchini

Name:	Alberto J. Paracchini
Title:	Board Manager and President

POPULAR FINANCIAL SERVICES, LLC

By:	/s/ Alberto J. Paracchini

Name:	Alberto J. Paracchini
Title:	Board Manager and President

POPULAR FS, LLC

By:	/s/ Roberto R. Herencia

Name:	Roberto R. Herencia
Title:	Board Manager

SOLELY FOR PURPOSES OF SECTIONS 4.1, 4.2, 4.3, 4.4 and 13.18:

POPULAR, INC.

By:	/s/ Roberto R. Herencia

Name:	Roberto R. Herencia
Title:	Executive Vice President
Asset Purchase Agreement

POPULAR NORTH AMERICA, INC.

By:	/s/ Roberto R. Herencia

Name:	Roberto R. Herencia
Title:	President
Asset Purchase Agreement

Exhibit A
Form of Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION OF CONTRACTS
     This ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this “Assignment”), dated as of August [_], 2008 (the “Effective Date”), is made by and between Equity One, Inc., a Delaware corporation (“Assignor”), and Litton Loan Servicing, LP, a Delaware limited partnership (“Assignee”).
     WHEREAS, Goldman Sachs Mortgage Company, a New York limited partnership, Goldman, Sachs & Co., a New York limited partnership, Assignee, Popular Mortgage Servicing, Inc., a Delaware corporation, Assignor, Equity One, Incorporated, a Pennsylvania corporation, Equity One Consumer Loan Company, Inc., a New Hampshire corporation, E-LOAN Auto Fund Two, LLC, a Delaware limited liability company, Popular Financial Services, LLC, a Delaware limited liability company, and, solely for purposes of Sections 4.1, 4.2, 4.3, 4.4 and 13.18 thereof, Popular North America, Inc., a Delaware corporation, and Popular, Inc., a Puerto Rico corporation are parties to that certain Asset Purchase Agreement, dated as of August [ ], 2008 (the “Purchase Agreement”);
     WHEREAS, all capitalized terms used in this Assignment, unless otherwise defined herein, shall have the meaning assigned to them in the Purchase Agreement; and
     WHEREAS, Assignor desires to assign and transfer all of the respective right, title and interest (including without limitation any duties and obligations thereunder) of the Assignor as servicer (“Servicer”) in the Contracts listed on Schedule A hereto (the “Transferred Contracts”), subject to the terms of this Assignment and the Purchase Agreement to Assignee, and Assignee, subject to the terms of this Assignment and the Purchase Agreement, desires to accept such assignment pursuant to the terms of this Assignment and the Purchase Agreement.
     NOW, THEREFORE, in consideration of the covenants and promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee, each intending to be legally bound, hereby agree as follows:
     1. Assignment. Pursuant to Section 2.1 of the Purchase Agreement and as of the Effective Date, the Assignor hereby assigns, transfers and sets over unto Assignee, all of Assignor’s respective right, title and interest as Servicer in, to and under the Transferred Contracts, including without limitation any duties and obligations of Servicer thereunder. As of the Effective Date, Assignee hereby accepts the foregoing assignment and hereby assumes all duties and obligations of Servicer under the Transferred Contracts, subject to the terms of the Purchase Agreement.
     2. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     3. Governing Law. This Assignment shall be governed by and construed and enforced in accordance with the internal laws, and not the laws of conflicts (other than §5-1401 and §5-1402 of the New York General Obligations Law) of the State of New York.

     4. Entire Agreement. This Assignment and the Purchase Agreement embody and reflect the entire agreement between Assignor and Assignee with respect to the subject matter herein and therein. This Assignment and the Purchase Agreement supersede all prior agreements and understandings between Assignor and Assignee with respect to the subject matter herein and therein. Notwithstanding anything to the contrary contained herein, nothing contained in this Assignment shall in any way supersede, modify, replace, amend, rescind, waive, narrow or broaden any provision set forth in the Purchase Agreement (including, without limitation, all representations, warranties, covenants, conditions and agreements therein contained) or any of the rights, remedies or obligations arising therefrom. No amendment to this Assignment shall be effective unless in writing and signed by the party against whom enforcement is sought.
     5. Headings. The headings of this Assignment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Assignment.
     6. Severability. If any term, section or provision of this Assignment shall be found to be invalid or unenforceable for any reason whatsoever, such invalidity or unenforceability shall not affect the validity or enforceability of any other term, section or provision of this Assignment.
     7. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

2

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the date first written above.

ASSIGNOR:

EQUITY ONE, INC.

By:

Name:
Title:

ASSIGNEE:

LITTON LOAN SERVICING, LP

By:

Name:
Title:

Schedule A
Transferred Contracts
Servicing Agreements
Equity One
1.	Pooling and Servicing Agreement, dated as of November 30, 1998 (as amended, supplemented or otherwise modified from time to time in accordance with its terms), by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc. (DE), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc., Equity One Mortgage, Inc. (NY) and The Chase Manhattan Bank.

2.	Pooling and Servicing Agreement, dated as of July 31, 1999 (as amended, supplemented or otherwise modified from time to time in accordance with its terms), by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc. (DE), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc., Equity One Mortgage, Inc. (NY) and The Chase Manhattan Bank.

3.	Pooling and Servicing Agreement, dated as of October 31, 2001, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

4.	Pooling and Servicing Agreement, dated as of January 31, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

5.	Pooling and Servicing Agreement, dated as of March 31, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

6.	Pooling and Servicing Agreement, dated as of April 30, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

7.	Pooling and Servicing Agreement, dated as of July 31, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

8.	Pooling and Servicing Agreement, dated as of September 30, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc.

(MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC, Federal Home Loan Mortgage Corporation and JPMorgan Chase Bank.

9.	Pooling and Servicing Agreement, dated as of January 31, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

10.	Pooling and Servicing Agreement, dated as of March 31, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

11.	Pooling and Servicing Agreement, dated as of June 30, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

12.	Pooling and Servicing Agreement, dated as of September 30, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

13.	Pooling and Servicing Agreement, dated as of December 31, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank.

14.	Pooling and Servicing Agreement, dated as of March 31, 2004, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank.

15.	Pooling and Servicing Agreement, dated as of June 30, 2004, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank.

16.	Pooling and Servicing Agreement, dated as of August 31, 2004, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank.

17.	Pooling and Servicing Agreement, dated as of October 31, 2004, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

18.	Pooling and Servicing Agreement, dated as of December 31, 2004, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

19.	Pooling and Servicing Agreement, dated as of March 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

20.	Pooling and Servicing Agreement, dated as of June 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

21.	Pooling and Servicing Agreement, dated as of August 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

22.	Pooling and Servicing Agreement, dated as of October 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

23.	Pooling and Servicing Agreement, dated as of December 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

24.	Pooling and Servicing Agreement, dated as of May 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

25.	Pooling and Servicing Agreement, dated as of July 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

26.	Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

27.	Pooling and Servicing Agreement, dated as of November 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

28.	Pooling and Servicing Agreement, dated as of January 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

29.	Pooling and Servicing Agreement, dated as of March 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

30.	Pooling and Servicing Agreement, dated as of June 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

31.	Pooling and Servicing Agreement, dated as of September 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc.

(MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

32.	Pooling and Servicing Agreement, dated as of November 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and The Bank of New York.

33.	Pooling and Servicing Agreement, dated as of May 1, 2007, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and Deutsche Bank National Trust Company.
People’s Choice
34.	Amended and Restated Servicing Agreement, dated as of June 28, 2007, by and among Equity One, Inc., Wells Fargo Bank, National Association, Popular Mortgage Servicing, Inc., People’s Choice Home Loan Securities Trust Series 2005-2 and HSBC Bank USA National Association.

35.	Sale and Servicing Agreement, dated April 1, 2005 among People’s Choice Home Loan Securities Corp., as Depositor, People’s Choice Home Loan Securities Trust Series 2005-2, as Issuer, People’s Choice Funding, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, EMC Mortgage Corporation, as Servicer, People’s Choice Home Loan, Inc., as Subservicer and HSBC Bank USA National Association, as Indenture Trustee (as amended by the First Amendment to the Sale and Servicing Agreement, dated June 28, 2007).

36.	Amended and Restated Servicing Agreement, dated as of June 28, 2007, by and among Equity One, Inc., Wells Fargo Bank, National Association, Popular Mortgage Servicing, Inc., People’s Choice Home Loan Securities Trust Series 2005-3 and HSBC Bank USA National Association.

37.	Sale and Servicing Agreement, dated June 1, 2005 among People’s Choice Home Loan Securities Corp., as Depositor, People’s Choice Home Loan Securities Trust Series 2005-3, as Issuer, People’s Choice Funding, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, EMC Mortgage Corporation, as Servicer, People’s Choice Home Loan, Inc., as Subservicer and HSBC Bank USA National Association, as Indenture Trustee (as amended by the First Amendment to the Sale and Servicing Agreement, dated June 28, 2007).

38.	Amended and Restated Servicing Agreement, dated as of June 28, 2007, by and among Equity One, Inc., Wells Fargo Bank, National Association, Popular Mortgage Servicing, Inc., People’s Choice Home Loan Securities Trust Series 2005-4 and HSBC Bank USA National Association.

39.	Sale and Servicing Agreement, dated October 1, 2005 among People’s Choice Home Loan Securities Corp., as Depositor, People’s Choice Home Loan Securities Trust Series 2005-4, as Issuer, People’s Choice Funding, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, EMC Mortgage Corporation, as Servicer, People’s Choice Home Loan, Inc., as

Subservicer and HSBC Bank USA National Association, as Indenture Trustee (as amended by the First Amendment to the Sale and Servicing Agreement, dated June 28, 2007).

40.	Amended and Restated Servicing Agreement, dated as of June 28, 2007, by and among Equity One, Inc., Wells Fargo Bank, N.A., Popular Mortgage Servicing, Inc. and HSBC Bank USA National Association. [Series 2006-1]

41.	Pooling and Servicing Agreement, dated July 1, 2006, among People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee, EMC Mortgage Corporation, as Servicer and People’s Choice Home Loan, Inc., as Seller and Subservicer (as amended by the First Amendment to the Pooling and Servicing Agreement, dated June 28, 2007). [Series 2006-1]
Nomura
42.	Pooling and Servicing Agreement, dated January 1, 2006, among Nomura Home Equity Loan, Inc., as Depositor, Nomura Credit & Capital, Inc., as Sponsor, Equity One, Inc., as Servicer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee and Portfolio Surveillance Analytics, LLC, as Credit Risk Manager (with respect to Sections 3.33 and 3.34). [Series 2006-FM1]

43.	Pooling and Servicing Agreement, dated October 1, 2006, among Nomura Credit & Capital, Inc., as Sponsor, Equity One, Inc., as Servicer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee and Wells Fargo Bank, National Association, as Credit Risk Manager (with respect to Sections 3.33 thru 3.36). [Series 2006-FM2]

44.	Pooling and Servicing Agreement, dated January 1, 2007, among Nomura Home Equity Loan, Inc., as Depositor, Nomura Credit & Capital, Inc., as Sponsor, Ocwen Loan Servicing, LLC, Equity One, Inc., Select Portfolio Servicing, Inc. as Servicers, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee and Wells Fargo Bank, National Association, as Credit Risk Manager (with respect to Sections 3.33 thru 3.36). [Series 2007-2]

45.	Pooling and Servicing Agreement, dated April 1, 2007, among Nomura Home Equity Loan, Inc., as Depositor, Nomura Credit & Capital, Inc., as Sponsor, Ocwen Loan Servicing, LLC, Equity One, Inc., as Servicers, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee and Wells Fargo Bank, National Association, as Credit Risk Manager (with respect to Sections 3.33 thru 3.36). [Series 2007-3]

46.	Pooling and Servicing Agreement, dated July 1, 2007, among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit & Capital, Inc., as Seller, GMAC Mortgage, LLC, as Servicer, Ocwen Loan Servicing, LLC as Servicer, Equity One, Inc., as Servicer, HSBC Bank USA, National Association, as Trustee, Wells Fargo Bank, National Association, as Securities Administrator, Master

Servicer and Custodian and OfficerTiger Global Real Estate Services, as Credit Risk Manager. [Series 2007-S2]
Related Agreements
Equity One
47.	Insurance and Indemnity Agreement, dated as of December 9, 1998, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and The Chase Manhattan Bank.

48.	Insurance and Indemnity Agreement, dated as of August 19, 1999, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and The Chase Manhattan Bank.

49.	Insurance and Indemnity Agreement, dated as of November 16, 2001, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and JPMorgan Chase Bank.

50.	Insurance and Indemnity Agreement, dated as of February 27, 2002, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and JPMorgan Chase Bank.

51.	Insurance and Indemnity Agreement, dated as of April 30, 2002, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and JPMorgan Chase Bank.

52.	Letter Agreement, dated as of June 10, 2002, by and among Mortgage Guaranty Insurance Corporation, Equity One, Inc., Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One, Incorporated, Popular Financial Services, LLC and J.P. Morgan Trust Company, National Association.

53.	Letter Agreement, dated as of August 22, 2004, by and among Financial Security Assurance, Inc., Equity One ABS, Inc. and Equity One, Inc.

54.	Letter Agreement, dated as of July 23, 2003, by and among Mortgage Guaranty Insurance Corporation, Equity One, Inc., Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One, Incorporated, Popular Financial Services, LLC and J.P. Morgan Trust Company, National Association.

55.	Letter Agreement, dated as of October 28, 2003, by and among Mortgage Guaranty Insurance Corporation, Equity One, Inc., Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One, Incorporated, Popular Financial Services, LLC and J.P. Morgan Trust Company, National Association.
People’s Choice
56.	Custodial Agreement, dated April 28, 2005, among HSBC Bank USA, National Association, as Indenture Trustee, People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wells Fargo Bank, N.A., as Custodian, People’s Choice Home Loan Securities Trust 2005-2, as Issuer, EMC Mortgage Corporation, as Servicer

and People’s Choice Home Loan, Inc., as Subservicer.

57.	Custodial Agreement, dated July 1, 2005, among HSBC Bank USA, National Association, as Indenture Trustee, People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wells Fargo Bank, N.A., as Custodian, People’s Choice Home Loan Securities Trust 2005-3, as Issuer, EMC Mortgage Corporation, as Servicer and People’s Choice Home Loan, Inc., as Subservicer.

58.	Custodial Agreement, dated October 26, 2005, among HSBC Bank USA, National Association, as Indenture Trustee, People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wells Fargo Bank, N.A., as Custodian, People’s Choice Home Loan Securities Trust 2005-4, as Issuer, EMC Mortgage Corporation, as Servicer and People’s Choice Home Loan, Inc., as Subservicer.

59.	Custodial Agreement, dated July 1, 2006, among HSBC Bank USA, National Association, as Trustee, People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, EMC Mortgage Corporation, as Servicer and People’s Choice Home Loan, Inc., as Subservicer.
Nomura
60.	Custodial Agreement, dated January 1, 2006, among HSBC Bank USA, National Association, as Trustee for the Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-FM1, Wells Fargo Bank, N.A., as Custodian and Equity One, Inc., as Servicer.

61.	Custodial Agreement, dated October 1, 2006, among HSBC Bank USA, National Association, as Trustee for the Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-FM2, Wells Fargo Bank, N.A., as Custodian and Equity One, Inc., as Servicer.

62.	Custodial Agreement, dated January 1, 2007, among HSBC Bank USA, National Association, as Trustee for the Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2007-2, Wells Fargo Bank, N.A., as Custodian, Equity One, Inc., as a Servicer, Ocwen Loan Servicing, LLC, as a Servicer, Select Portfolio Servicing, Inc., as a Servicer, and Wells Fargo Bank, N.A., as a Servicer.

63.	Custodial Agreement, dated April 1, 2007 among HSBC Bank USA, National Association, as Trustee for the Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2007-3, Wells Fargo Bank, N.A., as Custodian, Equity One, Inc., as a Servicer, Ocwen Loan Servicing, LLC, as a Servicer, and Wells Fargo Bank, N.A., as a Servicer.

64.	Credit Risk Management Agreement, dated January 30, 2006, between Equity One, Inc., as Servicer and Portfolio Surveillance Analytics, LLC, as Credit Risk Manager. [Series 2006-FM1]

65.	Confidentiality Agreement, dated January 30, 2006, between Equity One, Inc., as Servicer and Portfolio Surveillance Analytics, LLC, as Credit Risk Manager.

[Series 2006-FM1]

66.	Insurance and Indemnity Agreement, dated August 10, 2007, among XL Capital Assurance Inc., as Insurer, Nomura Credit & Capital, Inc., as Seller, Nomura Asset Acceptance Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, HSBC Bank USA, National Association, as Trustee, and Ocwen Loan Servicing, LLC, GMAC Mortgage, LLC, and Equity One, Inc., as Servicers. [Series 2007-S2]

67.	Flow Servicing Rights Purchase, Sale and Servicing Agreement, dated as of January 1, 2006, between Equity One, Inc. and Nomura Credit & Capital, Inc.

Exhibit B
Purchase Price Calculation Mechanics

*	Information intentionally omitted because confidential treatment has been requested. The omitted information has been filed separately with the Securities and Exchange Commission.

Exhibit C
Delinquency Adjustment

*	Information intentionally omitted because confidential treatment has been requested. The omitted information has been filed separately with the Securities and Exchange Commission.

Exhibit D
Loan Files

Exhibit D
Loan Files
With respect to each Purchased Loan, a “Loan File” means a filing containing the following:
     (i) A Note endorsed by the applicable Seller in blank without recourse;
     (ii) Any other instruments (including intervening assignments) as reasonably requested by Whole Loan Purchaser as necessary to record, release, or otherwise demonstrate Whole Loan Purchaser’s ownership of the Mortgage or Security Agreement, including where applicable a separate assignment of rents;
     (iii) A statement of whether creditor-placed property insurance covering the Mortgaged Property or other Collateral has been cancelled and evidence (which would include Sellers’ records) of adequate hazard insurance coverage in force with respect to the Mortgaged Property or other Collateral, and of any other required insurance coverages;
     (iv) Original loan application signed by Obligor to the extent the same exists and is required by Sellers’ underwriting policies, and all credit and other information related to the Mortgaged Property or other Collateral, including credit bureau reports, which Sellers may possess concerning any Obligor;
     (v) The originals or certified true copies of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon;
     (vi) Verification of employment and income, if applicable;
     (vii) Federal Truth-in-Lending Disclosure Statement(s), including any Notices of Right to Cancel, if required, Affiliated Business Arrangements (ABA) Disclosure and the ABA’s fee list, if any, and such other state or federally required notices or rescission forms;
     (viii) Obligor identification form provided to the applicable Seller, where permitted by law and for Purchased Mortgage Loans, Mortgagor identification form or notarized signature of Mortgagor provided to the applicable Seller;
     (ix) All documents evidencing Sellers’ security instruments and the Liens created thereunder;
     (x) All filing receipts evidencing the recordation or filing in governmental filing or recording offices of financing statements and other filing instruments with respect to all Purchased Loans secured by physical collateral including: (a) for real estate, a receipt from the appropriate land records office in the county or other jurisdiction in which the real estate is located; (b) for a motor vehicle, trailer, watercraft or other property for which a state issues certificates of title, a receipt from the state department of motor vehicles, state department of natural resources or other appropriate state agency evidencing the notation of Setter’s security interest on the title to the motor vehicle, trailer, watercraft or other property; (c) for documented vessels of the United States, a receipt from the United States Coast Guard evidencing the filing of Seller’s Preferred Ship Mortgage securing the Seller’s interest in the documented vessel; and (d) for all other physical collateral, a receipt from the appropriate state or local filing office evidencing the recording of a UCC-1 evidencing Seller’s security interest in the collateral.
     (xi) all processing, underwriting and closing papers and records related to the origination of the loan to the extent the same exist and are required by Sellers’ policies; and
     (xii) A power of attorney, if applicable.
With respect to each Purchased Mortgage Loan, the “Loan File” shall contain the additional following documents:
     (xiii) The Mortgage, with evidence that it is being, or has been, recorded, along with an assignment of Mortgage executed by the applicable Seller in blank that evidences the transfer of all of such Seller’s interest in said Mortgage. If the Mortgage is not the original, then included shall be a certification from the applicable Seller that the copy provided is a true and correct copy of the original which has been submitted for recording;
     (xiv) the Appraisal;
     (xv) A lender’s title insurance policy, except for HELOCs to the extent Seller’s policies do not require lender title insurance for HELOCs.
     (xvi) HUD I or HUD 1A settlement statement utilized in closing Purchased Mortgage Loans to the extent such statements are required by law;
     (xvii) All Seller RESPA forms, provided to Mortgagors at or before closing, including servicing disclosure statements and good faith estimates, as required;
     (xviii) For Construction Mortgage Loans:
(1)	the executed construction contract;

(2)	the approved construction budget;

(3)	the related “as built” appraisals;

(4)	all inspection reports;

(5)	the name of the builder or general contractor;

(6)	stage of completion report;

(7)	information relating to any interest or other reserves;

2

(8)	lien waivers;

(9)	draw requests;

(10)	construction permits;

(11)	UCC Filings; and

(12)	extension agreement/modification agreement.
Notwithstanding the foregoing, in connection with any Purchased Loan, if the applicable Seller cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted herein) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, such Seller shall deliver or cause to be delivered to the Purchaser a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement. Such delivery shall fully satisfy the Sellers’ obligation to deliver the Loan File described herein and in the Agreement with respect to such Purchased Loan.
Notwithstanding the foregoing, Sellers may provide scanned or imaged documents of any item in the Loan File other than the Note and such delivery of such imaged or scanned documents shall fully satisfy the Sellers’ obligation to deliver the Loan Files described herein and in the
Agreement.

3

EXHIBIT E
CERTAIN PROVISIONS REGARDING ASSIGNMENTS
Within seven Business Days of the date hereof, Sellers shall distribute a form of consent to all Servicing Agreement Consent Parties, which form of consent shall (i) be subject to the reasonable approval of Purchasers (which approval shall be provided by Purchasers within three Business Days of receipt of a draft of such form of consent from Sellers) and (ii) include provisions whereby the applicable Servicing Agreement Consent Parties (A) confirm that Servicing Assets Purchaser is not and will not be responsible for actions or omissions of Sellers or any other predecessor Servicers and (B) waive any existing or historic Servicer defaults or triggering events under the Servicing Agreement (it being understood and agreed that while Sellers shall, with the cooperation of Purchasers, use their commercially reasonable efforts to get the Servicing Agreement Consent Parties to agree to the provisions described in the foregoing clauses (A) and (B), such provisions shall not be required in order for Sellers to obtain the necessary Servicing Agreement Consents required hereby). All costs and expenses payable to Servicing Agreement Consent Parties in connection with obtaining Servicing Agreement Consents, including costs of counsel, shall be paid by, and be the obligations of, Sellers (it being understood and agreed that each of Sellers and Purchasers shall be responsible for their own costs and expenses incurred in connection with obtaining Servicing Agreement Consents).

Exhibit F-1
Residential Servicing Transfer Instructions

Exhibit F-1
Servicing Transfer Instructions
External Office Memorandum
Tom Hruska
Conversion Manager
Gayle Miller
Loan Transfer Manager
Litton Loan Servicing LP
4828 Loop Central Drive
Houston, TX 77081
Phone: (800) 247-9727
Fax: (713) 561-8248
Email: acquisitions@littonloan.com

Date:	[Initial Servicing Transfer Date]	To:	[Owner’s Servicer Contact]
Subject:	[Owner]	From:	Tom Hruska

A. Conversion Data	2
B. Borrower Notification	2
C. Hazard/Flood Insurance	4
D. FHA Loans	4
E. Conventional Insured Loans	5
F. Real Estate Taxes	6
G. Optional Insurance	6
H. Investor Reports and Cash Management	6
I. Corporate Advances	10
J. MERS Data	10
K. Payoffs/Partial Releases	10
L. Adjustable Rate Mortgages/GPM/Buydowns/Balloons/DSI/Interest Only/Soldiers and Sailors	11
M. Foreclosure/Claims	11
N. REO Procedures	12
O. Bankruptcy	13
P. Loss Mitigation	14
Q. Other	15

1

Exhibit F-1

R. Electronic Imaging Transfer	16
S. (Hard Copy) Loan File Delivery	19
T. Contact List	20
U. Required Data Fields	21
A.	Conversion Data

Conversion data may be supplied in these formats:
1.	Manual Conversion
a.	Provide a “Master File Data Record” for each loan, accompanied by a list of code definitions.

b.	Provide preliminary data within 24 hours after each closing date.

c.	Provide final data within 24 hours after each servicing transfer date.

d.	Provide a trial balance for both preliminary and final data.
2.	Electronic Conversion
a.	Send information in Excel format.

b.	Provide preliminary data within 24 hours after each closing date.

c.	Provide final data within 24 hours after each servicing transfer date.

d.	Provide a trial balance for both preliminary and final data.
3.	Tape-to-Tape Conversion
a.	Contact the Loan Transfer Department for conversion details.

b.	Provide preliminary data within 24 hours after each closing date.

c.	Provide final data within 24 hours after each servicing transfer date.

d.	Provide a trial balance for both preliminary and final data.
-Seller to provide LSAMS data in native AS400 EBCDIC Format — all master loan data for the Mortgage Loans
-Seller to provide Fortracs extracts in Excel format — foreclosure, bankruptcy and loss mitigation data for the Mortgage Loans
-Seller to provide REO extracts in Excel Format — REO data for the Mortgage Loans
B.	Borrower Notification
1.	Mail the mortgagor notifications (Goodbye Letters) at least 15 days prior to the transfer date. Fax copies of the letters to Litton’s Loan Transfer Department at (713) 561-8248 or email to acquisitions@littonloan.com for approval prior to mailing the Goodbye Letters.

2.	The Goodbye letters should include homeowner notification that automatic payment service, ACH bank draft, will be continued unless the borrower gives the Seller notification at least 3 days prior to the transfer date that they prefer to cancel auto drafting. Upon receipt of notification of the borrowers wish to opt out of continued auto

2

Exhibit F-1
drafting and before the transfer date, the Seller will affect changes to their servicing system that will prevent further auto drafting. The notification should also state that if the borrower was drafting for additional principal or escrow, that the additional amounts will be discontinued. Suggested language for the goodbye letter regarding ACH:
Automatic Draft — If you are currently enrolled in our automated payment program and your monthly payments are automatically withdrawn from your bank account, the service will continue. If your payment is scheduled to draft between, «Transfer Date» and «Transfer date + 8» your payment will draft on «Transfer Date + 9», at the earliest, due to the transfer. The «month following transfer» draft will return to the day your payment is normally drafted. If you are currently drafting additional funds for principal or escrow, this will be discontinued. If you do not want to continue the automated payment program with Litton, please contact «Previous Servicer» Customer Service Department at «CS Phone» «Hours of Operation», before «Transfer Date — 3 days».
The goodbye letter should state that only Prepaid Optional Insurance will be transferred.
3.	Immediately after mailing the Goodbye Letters, provide the electronic mailing manifest used for the letters. This must include all variable fields such as mortgagor name, mailing address, property address, loan number, letter date, and transfer date.

4.	Electronic files or hard copies of the Goodbye Letters must be sent to Litton within 48 hours of mailing.

5.	Use the contact information provided for Goodbye Letters:

3

Exhibit F-1

Hours of Operation	8:00 a.m. to 7:00 p.m. (CST)

Customer Care Toll-Free Number	(800) 603-4517

Correspondence Address	Litton Loan Servicing LP Attention: Customer Assistance Response Team 4828 Loop Central Drive Houston, Texas 77081

Payment Address	Litton Loan Servicing LP Attention: Cash Management Department P.O. Box 4387 Houston, Texas 77210-4387
C.	Hazard/Flood Insurance
1.	Send requests for changes to the Mortgagee Clause, as well as copies of the changes to be made, to the address indicated:
Litton Loan Servicing LP
Its Successors and/or Assigns
P.O. Box 4354
Houston, TX 77210-4354
2.	Identify, sort, and mark any unpaid policies, expiration notices, cancellation notices, and/or loans with expired policies for special handling.

3.	Provide individual loan insurance records showing payee’s name and address, due dates, frequency of payment, next due date, last paid date, and last paid amount in an electronic format.

4.	Provide a list of loans under the “Lender Placed Coverage” program. Designate whether the coverage on individual loans will remain in effect until expiration or be cancelled at the time of transfer.

5.	Provide a list of loans with pending insurance claims, including all supporting documentation.
D.	FHA Loans
1.	Provide these items on FHA loans with monthly premiums:
a.	Loan number

b.	FHA case number

c.	Anniversary date

d.	Annual premium

e.	Monthly premium

f.	Total MIP paid to date

g.	Next premium due date

4

Exhibit F-1
h.	HUD Form 92080 must be completed with Litton’s HUD mortgagee number 72313 and mailed to Litton for execution; Litton will forward the form to HUD. HUD requires notification by tape if more than 15 loans are transferring.
2.	Provide these items on FHA loans where premiums were paid up front:
a.	Loan number

b.	FHA case number

c.	Insuring date

d.	Prepaid premium amount

e.	Listing of all FHA uninsured loans

f.	Listing of all FHA 235 loans

g.	Your HUD ID#

h.	HUD Form 92080 must be completed with Litton’s HUD mortgagee number 72313 and mailed to Litton for execution; Litton will forward the form to HUD. HUD requires notification by tape if more than 15 loans are transferring.
E.	Conventional Insured Loans
1.	Provide the individual loan PMI certificates.

2.	Provide copies of the notification sent to PMI companies requesting a change of servicer to Litton. Do not request cancellation of MI coverage.

3.	Provide a list of loans with PMI that includes these items:
a.	Loan number

b.	PMI company

c.	PMI certificate number

d.	Next premium due date

e.	Last amount paid

f.	Lender paid or customer paid

g.	Percentage of coverage
4.	Due to the Homeowner Protection Act of 1998, these actions must be taken on loans according to their origination dates:
a.	Loans originated after July 29, 1998:

Provide copies of original disclosure notice produced at loan origination.

b.	Loans originated before July 29, 1998:

Provide annual disclosure notices supplied to customers.
5.	Provide a list of loans with Pool Insurance that includes these items:
a.	Company name

b.	Address

c.	Phone number of insurance agency

5

Exhibit F-1
6.	Provide a list of loans that have both Pool Insurance and PMI.
F.	Real Estate Taxes
1.	Provide individual loan tax records showing payee’s name and address, due dates, frequency of payment, next due date, last paid date, and last paid amount, along with tax contract numbers and vendor information in an electronic format.

2.	Provide copies of all tax service contracts, along with the request for a change of servicer to Litton under the vendor numbers indicated:
a.	Transamerica-2489

b.	First American-56353

c.	LandAmerica-65000 (Formerly Lereta)

d.	FIS Tax Service-2059 (Formerly Fidelity and/or LSI)
Contact Litton if you need information on tax contracts and services with other vendors.
3.	Pay all property taxes due prior to the transfer date.

4.	Provide a list of loans with delinquent taxes, as well as pertinent information as of the transfer date.
G.	Optional Insurance
1.	Provide only prepaid optional insurance to Litton.

2.	All prepaid optional insurance must include these items:
a.	Loan number

b.	Insurance company

c.	Coverage type

d.	Policy number

e.	Coverage amount

f.	Policy effective date

g.	Premium amount

h.	Expiration date

i.	Copies of the master and/or individual policies for the insurance coverage

j.	Copies of the notification sent to the insurance companies
H.	Investor Reports and Cash Management
1.	Provide the investor and Litton with a copy of the final remittance report and a trial balance as of the transfer date. The balances and due dates on the trial balance must coincide with the balances and due dates on the system at the time of transfer. These must also agree with the final payment histories that are provided.

6

Exhibit F-1
2.	Upon transfer date, please provide a copy of the remittance reconciliation with the loan level detail of funds being sent to Litton (This includes a breakdown between Principal and Interest). Examples of the types of funds Litton is looking for is as follows:
•	Interim payments posted between funded and transfer date- when applicable

•	Payoffs posted between funded and transfer date

•	All escrow balances, suspense balances, etc.

•	Restricted Escrow

•	Positive Corporate Advance Balances

•	Interest on Escrow

•	Etc.

7

Exhibit F-1
All of the above mentioned funds can be sent in the same wire. Please use the following Litton email address:
InvestorAccountingAcqusitions@littonloan.com. This report should tie to the wire sent to Litton via the following wire instructions:
Amount Due: $
WIRE INSTRUCTIONS FOR SERVICING ACQUISITIONS

WIRE TO:	JP Morgan Chase
712 Main Street
Houston, TX 77002

ABA No:	021000021

CREDIT:	LLS LP Investor Accounting
Incoming REO/Claims and Acquisition Funds

ACCOUNT NO:	00113206339

ATTENTION:	Vanessa Armentor
(713) 218-3425

REFERENCE:	Loan Number / Bid ID / Borrower Name
Please provide detail for your wire by fax to 713-993-9141 or e-mail to InvestorAccountingAcquisitions@littonloan.com.
3.	Any payments received after the transfer date should be sent either via check to:

Litton Loan Servicing LP Attn: Cash Management 4828 Loop Central Drive Houston, Texas 77081

8

Exhibit F-1
Or, they can be sent via wire according to the instructions below: (Please send an email to our Cash Department with the backup to this wire. The Litton email address is: Returnitemreimbursement@littonloan.com.)
Amount Due: $
WIRE INSTRUCTIONS FOR SERVICING ACQUISITIONS

WIRE TO:	JP Morgan Chase
712 Main Street
Houston, TX 77002

ABA No:	021000021

CREDIT:	LLS LP Investor Accounting
Incoming REO/Claims and Acquisition Funds

ACCOUNT NO:	00100857888

ATTENTION:	Vanessa Armentor
(713) 218-3425

REFERENCE:	Loan Number / Bid ID / Borrower Name
Please provide detail for your wire by fax to 713-993-9141 or email to InvestorAccountingAcquisitions@littonloan.com.
4.	Provide a listing of all loans with restricted escrow balances with detailed explanations.

5.	Provide a list of all return items received. Any item that is returned (return item checks), the physical item must be sent to Litton for reimbursement of return items. This is so that Litton can pursue collection of the return item leaving the prior servicer out of the collection activity.
a.	Please send the same Excel spreadsheet attached (Litton Shell) for this level of correspondence.

b.	Supply a history beginning with the date the item posted, loan level through transfer date.

c.	Please send requests for items relating a returned Accounts Receivable Conversion, ARC, including the physical check. Submit the reports from the bank showing the return information. Send this information to the following Litton email address: Returnitemreimbursement@littonloan.com.
Return Items
Cash Management Department
Litton Loan Servicing LP
4828 Loop Central Drive

9

Exhibit F-1
Houston, TX 77081-2226
(800) 247-9727 ext: 8000
I.	Corporate Advances

Provide these items:
1.	List of all loans with corporate advances.

2.	Supporting documentation for any loan with a corporate advance in an electronic format. The documentation must balance with the advance amount, and it must be received with preliminary and final data. Please include back-up documentation, with detailed line item descriptions.

3.	A copy of back-up documentation for expenses greater than or equal to $10,000.00, including copies of invoices, checks, etc.
J.	MERS Data
With respect to (i) MERS Designated Loans and (ii) any Purchased Mortgage Loan for which Whole Loan Purchaser designates MERS as its designee pursuant to Section 6.22 of the Agreement:
1.	Move such loans to the correct Org ID# to coincide with the transfer. The Org ID# for Litton as servicer is 1000246.)

2.	Provide Litton with the MIN and batch numbers for all loans transferred on MERS.
K.	Payoffs/Partial Releases

Provide these items:
1.	Loan level prepayment penalty information should be provided electronically.

2.	A copy of the payoff quotations with unprocessed payoff funds.

3.	Information on any pending payoffs or assumptions.

4.	Information on any incomplete partial releases.

10

Exhibit F-l
L.	Adjustable Rate Mortgages/GPM/Buydowns/Balloons/DSI/Interest Only/Soldiers and Sailors
1.	Provide individual loan historical rate and P&I changes.

2.	Take these actions on ARM provisions for each loan within the portfolio:
a.	Provide a list of ARM plans and definitions.

b.	Provide a list of loans that are step rate and/or GPM mortgages, including account status.

c.	Provide a list of loans that are buydowns, including account status and subsidy amounts.

d.	Provide a list of balloon loans, including their maturity dates and amortization terms. Designate whether the loan has a convertible option. If the loan has reached its maturity date prior to conversion, include the current status.

e.	Provide a list of loans that are Soldiers and Sailors, including copies of their orders.

f.	Provide a list of all DSI, simple interest, loans that includes interest paid through date, interest rich or poor amounts, and accrued interest amount.
3.	Provide the interest only expiration date and interest only term (in months) for all interest only loans.
M.	Foreclosure/Claims
1.	Provide a list of contacts for the Foreclosure and Foreclosure Claims areas.

2.	Provide a preliminary report within 48 hours after each closing date that includes a list of loans in foreclosure, the foreclosure timeline, the foreclosure attorney contact information (please advise if the attorney firm is a New Invoice user), and the current beneficiary. Also provide the same information for files in foreclosure with a suspended/on hold status. Fidelity system (formerly known as Alltel) users must provide For1, For2, and For3 screens for the Foreclosure Service Release report.

3.	Provide a report at least 15 days prior to the transfer date that lists the loans that have been scheduled for foreclosure sale during the preceding 15 days or that are scheduled for sale within 15 days following the transfer date.

4.	Provide bidding instructions for all loans that are scheduled for foreclosure sale within 15 days following the transfer date. A copy of these instructions must be provided to our office immediately.

5.	Provide a final report within 48 hours after each servicing transfer date that reflects any information that varies from the preliminary foreclosure reports.

6.	Provide a final report within 48 hours after each servicing transfer date that lists the loans pending a refund to the VA, HUD Assignment, approved deed-in-lieu, presale, partial claim, stipulation/forbearance agreements, title issues, mobile home issues, and pending litigation, along with any documentation or correspondence received.

11

     Exhibit F-l
7.	Provide a report within 48 hours after each servicing transfer date that lists the loans that are 90+ days delinquent and are not in active foreclosure. Forward copies of the last demand/breach/ NOI letters that were sent.

8.	Send foreclosure files to the address indicated:
Litton Loan Servicing LP
Attention: Foreclosure Department
4828 Loop Central Drive
Houston, TX 77081
N.	REO Procedures
1.	An imaged copy of the REO file must be provided for each REO loan. Include the following items:
a.	Executed interim deed from Seller to Buyer

b.	Copy of executed contract, if applicable

c.	Copy of all valuations

d.	Photos

e.	Market Plan from previous servicer

f.	Repair history

g.	Offer history

h.	Copy of title work
2.	Take the following actions in preparing REO loans for transfer:
a.	Evictions should not be canceled. Please provide the eviction attorney information and current status of the eviction. Litton will determine how to proceed after the transfer.

b.	Cancel all listing agreements effective the loan transfer date, UNLESS the file is currently under contract. Do not extend any listing agreements with agents.

c.	Important — Do not tell listing agent to contact Litton Loan Servicing, LP. If further contact with the agent is desired, Litton Loan Servicing, LP will make the determination.

d.	Outstanding invoices should be requested immediately for services prior to cut-off date. Transferring party should make every effort to pay all expenses incurred during this time frame. Any trailing invoices should be sent to Litton Loan Servicing, LP for payment/processing according to the terms of the agreement.

e.	Send trailing invoices to the address indicated:
Litton Loan Servicing LP
Attention: REO Department
4828 Loop Central Drive
Houston, TX 77081

12

Exhibit F-1
3.	Utilities will be placed in Litton Loan Servicing, LP’s name when the loans are transferred. If the property is in an area that is subject to possible freeze damage, agents should be instructed NOT to cancel the utilities until the file transfers to Litton Loan Servicing, LP.

4.	Unless otherwise specified, offers on the property may continue to be accepted until 15 days prior to the cut-off date. Any offers received after this time must be submitted to Litton Loan Servicing, LP for approval.

5.	Do not provide any extensions to any contracts.

6.	Unless otherwise specified, do not send any new referrals to agents less than 15 days prior to the cut-off date. Regardless if an agent is already assigned, please make sure to protect the structural integrity of the asset (re-key, board-ups, winterization, etc.).

7.	Any questions can be addressed by contacting the following persons:
EVICTIONS – Chris Spradling
      713-966-8809
      chris.spradling@littonloan.com
MARKETING – Lynn Burrow
      713-966-8266
      lynn.burrow@littonloan.com
CLOSING – Sandra Castille
      713-966-8903
      Sandra.castile@littonloan.com
O. Bankruptcy
1.	Provide a preliminary list of loans active in bankruptcy. See list of required data fields for Bankruptcy information needed.

2.	Fidelity system (formerly known as Alltel) users must provide BNK1 or the Bankruptcy Service Release Report. This report must be forwarded within 3 days after the closing date, and the final report must be provided on the transfer date.

3.	Provide the name and address of the debtor’s attorney, seller’s attorney, and Bankruptcy Trustee. A preliminary report must be provided within 3 days after the closing date, and a final report must be provided on the transfer date.

4.	Provide a list of pending reliefs of stay.

5.	Provide a loan level list of all loans with agreed orders or stipulation agreements and the current loan status.

6.	Provide a list of loans with escrow advances due to bankruptcy. Include a breakdown with bill and ledgers attached and reconciled (90, 60, or 30 days).

13

Exhibit F-1
7.	Provide copies of the notification sent to bankruptcy attorneys advising of the transfer.

8.	Provide a list of any cramdowns.

9.	Sort files and clearly mark those requiring special handling. Designate the status of each file on the front and include status screen prints inside.

10.	Provide a status report that includes the attorney’s name and phone number, chapter, case number, BK billing date, POC date, pre-petition due date, post-petition due date, and motion status if filed as of the transfer date.

11.	Send bankruptcy files to the address indicated:
Litton Loan Servicing LP
Attention: Bankruptcy Department
4828 Loop Central Drive
Houston, TX 77081
P.	Loss Mitigation

A Loss Mitigation file should be sent for every loan that currently has activity in progress. The file should include the following:
1.	Short Sale
a.	Recent property valuation

b.	Sales contract

c.	HUD-I Settlement Statement, estimated

d.	Realtor/Broker contact information

e.	Mortgagor financials

f.	Mortgagor hardship letter

g.	Approval letter (if approved and not closed prior to servicing transfer)
2.	Modification

A preliminary report must be provided within 48 hours after the closing date. The final report must be provided within 48 hours after the servicing transfer date and must include these items:
a.	Recent property valuation

b.	Title search

c.	Modification agreement or modification terms

d.	Document/Title company contact information

e.	Mortgagor financials

f.	Mortgagor hardship letter

g.	Identification of any funds collected in conjunction with the modification

14

Exhibit F-1
3.	Deed-in-Lieu of Foreclosure

Provide these items:
a.	Recent property valuation

b.	Title search

c.	Deed-in-Lieu agreement

d.	Document/Title company contact information

e.	Mortgagor financials

f.	Mortgagor hardship letter
4.	Partial Claims

Provide these items:
a.	Mortgagor financials

b.	Mortgagor hardship letter

c.	HUD Insurance Certificate
Identify prior claim filings, if applicable.
Q.	Other
1.	Provide the entire history for the life of the loan including the current year’s loan history up to the transfer date, and an explanation of transaction codes. Please send all history received from prior servicers. Loan histories may be provided electronically or via hard copy. A preliminary report must be provided within 48 hours after each closing date, and the final report must be provided within 48 hours after the servicing transfer date. Transaction balances on the loan histories must agree with the balances on the final trial balance.

2.	Provide copies of the last 2 escrow analysis within 48 hours after the transfer date with an explanation of the analysis method (cushion, etc.).

3.	Provide the current, active collection records and pertinent information on delinquent loans, along with FICO scores, BPO values, extension data, and payment plan data. A preliminary report must be forwarded within 48 hours after each closing date, and the final report must be forwarded within 48 hours after the servicing transfer date. This information may be provided electronically or via hard copy.

4.	Provide a check for the amount of the cut-off trial balance.

5.	Provide a check for any unapplied funds and indicate how each payment should be applied.

6.	Provide a list of the first lien holder, including the company, address, and loan number, if the loan being transferred is a second lien.

15

Exhibit F-1
7.	Endorse loan payments and/or payoff funds received after the transfer date to Litton Loan Servicing LP and forward by overnight service to address indicated. Designate the loan number to which the payment should be applied.
Litton Loan Servicing LP
Attention: Cash Management Department
4828 Loop Central Drive
Houston, TX 77081
8.	Ship the entire loan file (hard, microfiche, or imaged) and all documents to Litton by the transfer date. Provide an electronic inventory ledger with servicing files to identify loans within each box. Any information such as preliminary trial balances, master file data records, default information, previous year’s ledger histories, etc. must be furnished as early as possible prior to the transfer date. Any information sent to Litton regarding a loan that Litton will not be servicing will be returned via uninsured regular mail unless Litton is supplied with shipping instructions and a payment method.

9.	To coordinate the location of the delivery of servicing files, contact one of the following:

Vernon Rupp	Charlene Wagner
Records Administration Manager	Records Administration Supervisor
(713) 218-4847	(713) 218-4762
vernon.rupp@littonloan.com	charlene.wagner@littonloan.com
10.	Send all reports such as trial balances, master file data records, default information, histories, etc. to the address indicated:
Litton Loan Servicing LP
Attention: Loan Transfer Department
4828 Loop Central Drive
Houston, TX 77081
11.	Provide all required IRS reporting statements on all loans for the current year up to the transfer date. Provide this information to the mortgagors and the appropriate government agencies. Litton will perform all IRS reporting for payments posted in our office after the transfer date.
R.	Electronic Imaging Transfer

Litton Loan Servicing LP utilizes SourceCorp as an imaging solution vendor. The following information is applicable when images are provided in lieu of servicing files:
1.	Transfer Methods and Security
a.	Litton prefers and SourceCorp will host an sFTP (Secure File Transmission Protocol) site to which images may be transferred. However, if sFTP delivery cannot be accomplished, the images may be provided via external USB hard drives, DVDs, or CDs. The transfer protocol will either be sFTP (with or without PGP encryption) or FTP with PGP encryption.

16

Exhibit F-1
b.	Image provider will furnish SourceCorp with their public sFTP encryption key or SourceCorp will furnish image provider with SourceCorp’s PGP encryption key, depending on agreed upon process.

c.	If image delivery is accomplished by a transfer method other than sFTP, images that contain any customer information, such as account numbers, loan balance information, payment histories, and social security numbers, must be securely transmitted.
2.	Image Files
a.	Data/Files must be compressed in a uniquely named zip file, with a maximum of 1 gigabyte per batch (zip file). Images must be uniquely named and must be valid and viewable images that are properly indexed. The documents must be mapped to the correct document type and contain only the essential pages. A standard naming pattern will be established. An example is provided:

<image provider>_<partner name>_<sequence#>.zip

b.	The zip file must be limited to 200 megabytes.

c.	Black and white (bitonal, not gray scale) images should be in Group IV, multi-page tiff format.

d.	Color and grayscale images must be in jpg format. Jpg provides the dual benefit of a high quality image and a small file size. This is important for faster retrieval times.

e.	A compromise between unrecognizable bitonal tiff pictures and very large color tiff pictures are stippled Group IV tiff images. Stippling converts color tiffs to bitonal tiff images, but in such a way that it approximates grayscale. When color jpg’s have not been an option, stippled pictures have been used by some image providers.
3.	Index File
An index file must be included in every zipped file. The index must be named exactly the same as the zip file with a mil extension. For example, a Litton_batch1.zip will contain a number of tiff files and an index named Litton_batch1.mil.
In addition to the index file, a listing of all applicable document types and definitions must be provided as soon as it is determined that images will be available. Litton’s loading system is able to accept pipe or tab delimited index files. The index file must contain the required identification fields in this specific order:

R (Required)/
Field Name	O (Optional)	Description
Image Source Value	R	Litton predetermines this value for the customer. It assists Litton in associating the image source with an index format and a staging area for its related documents.

Litton Loan	O	The pre-assigned Litton loan number (if available).

17

Exhibit F-1

R (Required)/
Field Name	O (Optional)	Description
Number

Previous Servicer	R	The previous servicer’s loan number (required).
Loan Number

Document Type	R	If Litton receives vendor’s document type codes in the index file, a complete list of the potential document types must be provided. This list is loaded into a cross-referenced table and mapped to the proper Litton type. The different document types must be as detailed as possible.

File Name	R	The file name must include the image name with the correct file extension (i.e., imagel.tif) along with the relative path of the image. For instance, if the images are on a CD located inside a subdirectory grouped by loan numbers, Litton must have the subdirectory path included in the file name (i.e., \111235\imagel.tif).

Document ID	R	If the image files Litton receives are single page tiffs, they must be identified by a unique document ID. For instance, if a document contains 5 pages, then there would be 5 different image files. To keep the image files grouped together during the loading process, each file must have the same document ID. In this situation, a new document ID indicates a new document is being loaded.

Page Numbers	R	For single page tiffs, the page number field indicates the page of the document being loaded. The pages will contain the same document ID when loaded, but with incremental page numbers. For Group IV tiffs, this field must be used to note the total number of pages in the file.
Multi-Page Documents Example

	LLS_	PRVSVC_	Document_
Image_Source	Loan_Num	Loan_Num	Type	File_Name	Document_ID	Page
Loan_Company	123456789	010106001	DOT	\loan_a\imagel.tif	Smith_012535	1
Loan_Company	123456789	010106001	DOT	\loan_a\image2.tif	Smith_012535	2
Loan_Company	123456789	010106001	DOT	\loan_a\image3.tif	Smith_012535	3
Loan_Company	789123456	010108252	NOTE	\loan_b\imagel.tif	Jones_012536	1
Loan_Company	789123456	010108252	NOTE	\loan_b\image2.tif	Jones_012536	2
In the previous example, the relative path included in the index file contains only the loan folder. The \Images\ folder is not needed because it is a constant, All the images reside in this folder. The loan folder is required because there are many subdirectories and the paths change.
This distinction is not required for Group IV tiffs, as they are already consolidated into one document regardless of the number of pages.
Single Tiff Example

	LLS_	PRVSVC_	Document_
Image_Source	Loan_ Num	Loan_Num	Type	File_Name	Document_ID	Page
Loan_Company	123456789	010106001	DOT	\loan_a\imagel.tif	Smith_012535	2
Loan_Company	123456789	010106001	NOTE	\loan_a\image2.tif	Smith_012535	4
Loan_Company	123456789	010106001	CREDIT	\loan_a\image3.tif	Smith_012535	3
Loan_Company	789123456	010108252	NOTE	\loan_b\imagel.tif	Jones_012536	1
Loan_Company	789123456	010108252	DOT	\loan_b\image2.tif	Jones_012536	7
To coordinate the delivery of images, contact the following:

18

Exhibit F-1

Brent Cottrell	Charlene Wagner
Assistant Vice President-Records	Records Administration Supervisor
(713) 218-3474	(713) 218-4762
brent.cottrell@littonloan.com	charlene.wagner@littonloan.com
S.	(Hard Copy) Loan File Delivery

An electronic manifest must include the following identification fields in this specific order:
a.	Shipment date

b.	Loan number

c.	Tracking number

d.	Carrier

Ship_Date	Loan_Num	Track_Num	Carrier
01/12/2006	147002805	900299905466	FedEx
01/13/2006	147002808	900289595656	FedEx
01/14/2006	147002809	900548974645	FedEx
01/15/2006	147002806	900582254644	FedEx
01/16/2006	147002908	900574944884	FedEx
This electronic manifest must be forwarded when delivering (hard copy) files:
a.	Shipment date

b.	Loan number

c.	Box number

d.	Tracking number

e.	Carrier

Ship_Date	Loan_Num	Box_Num	Track_Num	Carrier
01/12/2006	147002805	1 of 5	900299905466	FedEx
01/13/2006	147002808	2 of 5	900289595656	FedEx
01/14/2006	147002809	3 of 5	900548974645	FedEx
01/15/2006	147002806	4 of 5	900582254644	FedEx
01/16/2006	147002908	5 of 5	900574944884	FedEx
To coordinate the location of the delivery of servicing files, contact one of the following:

Brent Cottrell	Charlene Wagner
Assistant Vice President-Records	Records Administration Supervisor
(713) 218-3474	(713) 218-4762
brent.cottrell@littonloan.com	charlene.wagner@littonloan.com

19

Exhibit F-1
T.	Contact List

We appreciate your cooperation in expediting this transfer. Should you or any member of your staff have questions, please contact the appropriate individual from the list provided.

Contact	Department	Phone Number	Email
Janice McClure	Administration Senior Vice President	(713) 966-8801	mailto:jmcclure@littonloan.com
Bertha Castillo	Bankruptcy Lead	(713) 218-4648	mailto:bertha.castillo@littonloan.com
Dewayne Winrow	Bankruptcy Department	(713) 561-8205	mailto:dewayne.winrow@littonloan.com
Lynn Lindsey	Cash Management Manager	(713) 966-8921	mailto:llindsey@littonloan.com
Karen Vogel	Cash Management Assistant Manager	(713) 966-8961	mailto:kvogel@littonloan.com
Susan Onufer	Commercial Servicing Manager	(713) 966-8243	mailto:sonufer@littonloan.com
Steve Baumel	Corporate Advances Supervisor	(713) 218-4743	mailto:sbaumel@littonloan.com
Gina Gray	Foreclosure Operations Manager	(713) 218-4911	mailto:gigray@littonloan.com
Ruby Guerra	Insurance Supervisor	(713) 218-4808	mailto:ruby.guerra@littonloan.com
Vanessa Armentor	Investor Accounting Supervisor	(713) 218-3425	mailto:vanessa.armentor@littonloan.com
Yolanda O’Meara	Investor Reporting Manager	(713) 966-8929	mailto:yomeara@littonloan.com
Tom Hruska	Loan Transfer Vice President	(713) 966-8928	mailto:thruska@littonloan.com
Gayle Miller	Loan Transfer Manager	(713) 966-8859	mailto:gmiller@littonloan.com
Bob Tompkins	Loan Servicing Senior Vice President	(713) 966-8959	mailto:btompkin@littonloan.com
Yolanda M. Martinez	Loss Mitigation Assistant Vice President	(713) 218-4534	mailto:yolanda.m.martinez@littonloan.com
Drew Parker	Assistant Vice President	(713) 966-8912	mailto:dparker@littonloan.com
Anna Roberts	Assistant Vice President-Payoffs	(713) 966-8944	mailto:aroberts@littonloan.com
Brent Cottrell	Assistant Vice President-Records	(713) 218-3474	mailto:bcottrell@littonloan.com
Vernon Rupp	Records Administration Manager	(713) 218-4847	mailto:vernon.rupp@littonloan.com
Sandra Castille	REO Manager	(713) 966-8903	mailto:scastill@littonloan.com
Helen Gavin	Special Loans Manager	(713) 966-8967	mailto:hgavin@littonloan.com
Pamela Sonnier	Tax Manager	(713) 218-4759	mailto:psonnier@littonloan.com

20

Exhibit F-1
U. Required Data Fields. For the avoidance of doubt, each Data Field listed below is included in the Data Tape fields contained in Exhibits M and N.
Instead of listing individual field names, Seller and Litton agree to insert the list of required data files here:
Seller to provide LSAMS data files including, but not limited to, the following:
File
LAYOUTS
LOANHIST
TFRACH
TFRAGDD
TFRAGDH
TFRALT1
TFRALT2
TFRALT3
TFRBAL
TFRCAS
TFRCHG
TFRCHGV
TFRCOLC
TFRCOLI
TFRDSR
TFRESCE
TFRESCM
TFRFBDUE
TFRFLDT
TFRHZMST
TFRINST
TFRINV
TFRLGLD
TFRMBSP
TFRMID
TFRMLD
TFRORGP
TFRPOOL
TFRSPLAN
TFRVNM
TFRYTRN
TRIALBAL
For default and REO related fields, Seller will provide Fortracs extracts in Excel Format.

21

Exhibit F-2
Commercial Servicing Transfer Instructions

Exhibit F-2
Commercial Servicing Transfer Instructions
External Office Memorandum
Tom Hruska
Conversion Manager
Gayle Miller
Loan Transfer Manager
Litton Loan Servicing LP
4828 Loop Central Drive
Houston, TX 77081
Phone: (800) 247-9727
Fax: (713) 561-8248
Email: acquisitions@littonloan.com

Date:	[Initial Servicing Transfer Date]	To:	[Owner’s Servicer Contact]
Subject:	[Owner]	From:	Tom Hruska

A. Conversion Data	3
B. Borrower Notification	3
C. Hazard/Flood Insurance	4
D. Insured Loans (Commercial MI)	4
E. Real Estate Taxes	5
F. Optional Insurance	5
G. Investor Reports and Cash Management	5
H. Corporate Advances	8
I. MERS Data	9
J. Payoffs/Partial Releases	10
K. Adjustable Rate Mortgages/GPM/Buydowns/Balloons/DSI/Interest Only	10
L. Foreclosure/Claims	10
M. REO Procedures	11
N. Bankruptcy	12
O. Loss Mitigation	13
P. Other	14
Q. Electronic Imaging Transfer	15

1

Exhibit F-2

R. (Hard Copy) Loan File Delivery	18
S. Contact List	20
T. Required Data Fields	21

2

Exhibit F-2
A. Conversion Data
Conversion data may be supplied in these formats:
1.	Manual Conversion
a.	Provide a “Master File Data Record” for each loan, accompanied by a list of code definitions.

b.	Provide preliminary data within 24 hours after each closing date.

c.	Provide final data within 24 hours after each servicing transfer date.

d.	Provide a trial balance for both preliminary and final data.
2.	Electronic Conversion
a.	Send information in Excel format.

b.	Provide preliminary data within 24 hours after each closing date.

c.	Provide final data within 24 hours after each servicing transfer date.

d.	Provide a trial balance for both preliminary and final data.
3.	Tape-to-Tape Conversion
a.	Contact the Loan Transfer Department for conversion details.

b.	Provide preliminary data within 24 hours after each closing date.

c.	Provide final data within 24 hours after each servicing transfer date.

d.	Provide a trial balance for both preliminary and final data.
B. Borrower Notification
1.	Unless otherwise agreed, mail the borrower notifications (Goodbye Letters) at least 15 days prior to the transfer date. Fax copies of the letters to Litton’s Loan Transfer Department at (713) 561-8248 or email to acquisitions@littonloan.com for approval prior to mailing the Goodbye Letters.

2.	The Goodbye letters should include borrower notification that automatic payment service, ACH bank draft, will be discontinued. Their payments will no longer be deducted from their bank accounts. Only Prepaid Optional Insurance will be transferred.

3.	Immediately after mailing the Goodbye Letters, provide the electronic mailing manifest used for the letters. This must include all variable fields such as mortgagor name, mailing address, property address, loan number, letter date, and transfer date.

4.	Electronic files or hard copies of the Goodbye Letters must be sent to Litton within 48 hours of mailing.

5.	Use the contact information provided for Goodbye Letters:

3

Exhibit F-2

Hours of Operation	8:00 a.m. to 7:00 p.m. (CST)

Customer Care Toll-Free Number	(800)247-9727x7715

Correspondence Address	Litton Loan Servicing LP Attention: Customer Assistance Response Team 4828 Loop Central Drive Houston, Texas 77081

Payment Address	Litton Loan Servicing LP Attention: Cash Management Department P.O. Box 4387 Houston, Texas 77210-4387
C. Hazard/Flood Insurance
1.	Send requests for changes to the Mortgagee Clause, as well as copies of the changes to be made, to the address indicated:
Litton Loan Servicing LP
Its Successors and/or Assigns
P.O. Box 4354
Houston, TX 77210-4354
2.	Identify, sort, and mark any unpaid policies, expiration notices, cancellation notices, and/or loans with expired policies for special handling.

3.	Provide individual loan insurance records showing payee’s name and address, due dates, frequency of payment, next due date, last paid date, and last paid amount in an electronic format.

4.	Provide a list of loans under the “Lender Placed Coverage” program. Designate whether the coverage on individual loans will remain in effect until expiration or be cancelled at the time of transfer.

5.	Provide a list of loans with pending insurance claims, including all supporting documentation.
D. Insured Loans (Commercial MI)
1.	Provide the individual loan MI certificates.

2.	Provide copies of the notification sent to MI companies requesting a change of servicer to Litton. Do not request cancellation of MI coverage.

3.	Provide a list of loans with MI that includes these items:
a.	Loan number

b.	MI company

c.	MI certificate number

d.	Next premium due date

e.	Last amount paid

f.	Lender paid or customer paid

g.	Percentage of coverage

4

Exhibit F-2
E. Real Estate Taxes
1.	Provide individual loan tax records showing payee’s name and address, due dates, frequency of payment, next due date, last paid date, and last paid amount, along with tax contract numbers and vendor information in an electronic format.

2.	Provide copies of all tax service contracts, along with the request for a change of servicer to Litton under the vendor numbers indicated:
a.	Transamerica-2489

b.	First American-56353

c.	LandAmerica-65000 (Formerly Lereta)

d.	FIS Tax Service-2059 (Formerly Fidelity and/or LSI)
Contact Litton if you need information on tax contracts and services with other vendors.
3.	Pay all property taxes due prior to the transfer date.

4.	Provide a list of loans with delinquent taxes, as well as pertinent information as of the transfer date.
F. Optional Insurance
1.	Provide only prepaid optional insurance to Litton.

2.	All prepaid optional insurance must include these items:
a.	Loan number

b.	Insurance company

c.	Coverage type

d.	Policy number

e.	Coverage amount

f.	Policy effective date

g.	Premium amount

h.	Expiration date

i.	Copies of the master and/or individual policies for the insurance coverage

j.	Copies of the notification sent to the insurance companies
G. Investor Reports and Cash Management
1.	Provide the investor and Litton with a copy of the final remittance report and a trial balance as of the transfer date. The balances and due dates on the trial balance must coincide with the balances and due dates on the system at the time of transfer. These must also agree with the final payment histories that are provided.

2.	Upon transfer date, please provide a copy of the remittance reconciliation with the loan level detail of funds being sent to Litton (This includes a breakdown between Principal and Interest). Examples of the types of funds Litton is looking for is as follows:
•	Interim payments posted between funded and transfer date- when applicable

•	Payoffs posted between funded and transfer date

5

Exhibit F-2
•	All escrow balances, suspense balances, etc.

•	Restricted Escrow

•	Positive Corporate Advance Balances

•	Interest on Escrow

•	Etc.

6

Exhibit F-2
All of the above mentioned funds can be sent in the same wire. Please use the following Litton email address: InvestorAccountingAcquisitions@littonloan.com. This report should tie to the wire sent to Litton via the following wire instructions:

Amount Due: $

WIRE INSTRUCTIONS FOR SERVICING ACQUISITIONS

WIRE TO:	JP Morgan Chase 712 Main Street Houston, TX 77002

ABA No:	021000021

CREDIT:	LLS LP Investor Accounting Incoming REO/Claims and Acquisition Funds

ACCOUNT NO:	00113206339

ATTENTION:	Vanessa Armentor (713) 218-3425

REFERENCE:	Loan Number / Bid ID / Borrower Name
Please provide detail for your wire by fax to 713-993-9141 or e-mail to InvestorAccountingAcquisitions@littonloan.com.
3.	Any payments received after the transfer date should be sent either via check to:

Litton Loan Servicing LP Attn: Cash Management 4828 Loop Central Drive Houston, Texas 77081
Or, they can be sent via wire to the attached instructions: (Please send an email to our Cash Department with the backup to this wire. Emails include:
Returnitemreimbursement@littonloan.com.)

Amount Due: $

WIRE INSTRUCTIONS FOR SERVICING ACQUISITIONS

WIRE TO:	JP Morgan Chase 712 Main Street Houston, TX 77002

ABA No:	021000021

7

Exhibit F-2

CREDIT:	LLS LP Investor Accounting Incoming REO/Claims and Acquisition Funds

ACCOUNT NO:	00100857888

ATTENTION:	Vanessa Armentor (713) 218-3425

REFERENCE:	Loan Number / Bid ID / Borrower Name
Please provide detail for your wire by fax to 713-993-9141 or e-mail to InvestorAccountingAcquisitions@littonloan.com.
4.	Provide a listing of all loans with restricted escrow balances with detailed explanations.

5.	Provide a list of all return items received. Any item that is returned (return item checks), the physical item must be sent to Litton for reimbursement of return items. This is so that Litton can pursue collection of the return item leaving the prior servicer out of the collection activity.
a.	Please send the same Excel spreadsheet attached (Litton Shell) for this level of correspondence.

b.	Supply a history beginning with the date the item posted, loan level through transfer date.

c.	Please send requests for items relating a returned Accounts Receivable Conversion, ARC, including the physical check. Submit the reports from the bank showing the return information. Send this information to the following Litton email address: Returnitemreimbursement@littonloan.com.
Return Items
Cash Management Department
Litton Loan Servicing LP
4828 Loop Central Drive
Houston, TX 77081-2226
(800) 247-9727 ext: 8000
H. Corporate Advances
Provide these items:
1.	List of all loans with corporate advances.

2.	Supporting documentation for any loan with a corporate advance in an electronic format. The documentation must balance with the advance amount, and it must be received with preliminary and final data. Please include back-up documentation, with detailed line item descriptions.

8

Exhibit F-2
3.	A copy of back-up documentation for expenses greater than or equal to $10,000.00, including copies of invoices, checks, etc.
I. MERS Data
With respect to (i) MERS Designated Loans and (ii) any Purchased Mortgage Loan for which Whole Loan Purchaser designates MERS as its designee pursuant to Section 6.22 of the Agreement:
1.	Move such loans to the correct Org ID# to coincide with the transfer. The Org ID# for Litton as servicer is 1000246.

2.	Provide Litton with the MTN and batch numbers for all loans transferred on MERS.

9

Exhibit F-2
J. Payoffs/Partial Releases
Provide these items:
1.	Loan level prepayment penalty information should be provided electronically.

2.	A copy of the payoff quotations with unprocessed payoff funds.

3.	Information on any pending payoffs or assumptions.

4.	Information on any incomplete partial releases.
K. Adjustable Rate Mortgages/GPM/Buydowns/Balloons/DSI/Interest Only
1.	Provide individual loan historical rate and P&I changes.

2.	Take these actions on ARM provisions for each loan within the portfolio:
a.	Provide a list of ARM plans and definitions.

b.	Provide a list of loans that are step rate and/or GPM mortgages, including account status.

c.	Provide a list of loans that are buydowns, including account status and subsidy amounts.

d.	Provide a list of balloon loans, including their maturity dates and amortization terms. Designate whether the loan has a convertible option. If the loan has reached its maturity date prior to conversion, include the current status.

e.	Provide a list of all DSI, simple interest, loans that includes interest paid through date, interest rich or poor amounts, and accrued interest amount.
3.	Provide the interest only expiration date and interest only term (in months) for all interest only loans.
L. Foreclosure/Claims
1.	Provide a list of contacts for the Foreclosure and Foreclosure Claims areas.

2.	Provide a preliminary report within 48 hours after each closing date that includes a list of loans in foreclosure, the foreclosure timeline, the foreclosure attorney contact information (please advise if the attorney firm is a New Invoice user), and the current beneficiary. Also provide the same information for files in foreclosure with a suspended/on hold status. Fidelity system (formerly known as Alltel) users must provide For1, For2, and For3 screens for the Foreclosure Service Release report.

3.	Provide a report at least 15 days prior to the transfer date that lists the loans that have been scheduled for foreclosure sale during the preceding 15 days or that are scheduled for sale within 15 days following the transfer date.

4.	Provide bidding instructions for all loans that are scheduled for foreclosure sale within 15 days following the transfer date. A copy of these instructions must be provided to our office immediately.

10

Exhibit F-2
5.	Provide a final report within 48 hours after each servicing transfer date that reflects any information that varies from the preliminary foreclosure reports.

6.	Provide a final report within 48 hours after each servicing transfer date that lists the loans approved for a deed-in-lieu, presale, partial claim, stipulation/forbearance agreements, title issues and pending litigation, along with any documentation or correspondence received.

7.	Provide a report within 48 hours after each servicing transfer date that lists the loans that are 90+ days delinquent and are not in active foreclosure. Forward copies of the last demand/breach/ NOI letters that were sent.

8.	Send foreclosure files to the address indicated:
Litton Loan Servicing LP
Attention: Foreclosure Department
4828 Loop Central Drive
Houston, TX 77081
M. REO Procedures
1.	An imaged copy of the REO file must be provided for each REO loan. Include the following items:
a.	Executed interim deed from Seller to Buyer

b.	Copy of executed contract, if applicable

c.	Copy of all valuations

d.	Photos

e.	Market Plan from previous servicer

f.	Repair history

g.	Offer history

h.	Copy of title work
2.	Take the following actions in preparing REO loans for transfer:
a.	Evictions should be suspended. Please provide the eviction attorney information and current status of the eviction. Litton will determine how to proceed after the transfer.

b.	Cancel all listing agreements effective the loan transfer date, UNLESS the file is currently under contract. Do not extend any listing agreements with agents.

c.	Important — Please have the listing agent and any property managers contact Litton Loan Servicing, LP, Commercial REO Department.

d.	Outstanding invoices should be requested immediately for services prior to cut-off date. Transferring party should make every effort to pay all expenses incurred during this time frame. Any trailing invoices should be sent to Litton Loan Servicing, LP, Attn: Commercial REO for payment/processing according to the terms of the agreement.

e.	Send trailing invoices to the address indicated:

11

Exhibit F-2
Litton Loan Servicing LP
Attention: Commercial REO Department
4828 Loop Central Drive
Houston, TX 77081
3.	Utilities will be placed in Litton Loan Servicing, LP’s name when the loans are transferred. If the property is in an area that is subject to possible freeze damage, agents should be instructed NOT to cancel the utilities until advised by Litton Loan Servicing, LP.

4.	Unless otherwise specified, offers on the property may continue to be accepted until 15 days prior to the cut-off date. Any offers received after this time must be submitted to Litton Loan Servicing, LP for approval.

5.	Do not provide any extensions to any contracts.

6.	Unless otherwise specified, do not send any new referrals to agents less than 15 days prior to the cut-off date. Regardless if an agent is already assigned, please make sure to protect the structural integrity of the asset (re-key, board-ups, winterization, etc.).

7.	Any questions can be addressed by contacting the following persons:
Elizabeth Burdine
Commercial REO Manager
713.218.4919
Elizabeth.burdine@littonloan.com
N. Bankruptcy
1.	Provide a preliminary list of loans active in bankruptcy. See list of required data fields for Bankruptcy information needed.

2.	Fidelity system (formerly known as Alltel) users must provide BNK1 or the Bankruptcy Service Release Report. This report must be forwarded within 3 days after the closing date, and the final report must be provided on the transfer date.

3.	Provide the name and address of the debtor’s attorney, seller’s attorney, and Bankruptcy Trustee. A preliminary report must be provided within 3 days after the closing date, and a final report must be provided on the transfer date.

4.	Provide a list of pending reliefs of stay.

5.	Provide a loan level list of all loans with agreed orders or stipulation agreements and the current loan status.

6.	Provide a list of loans with escrow advances due to bankruptcy. Include a breakdown with bill and ledgers attached and reconciled (90, 60, or 30 days).

7.	Provide copies of the notification sent to bankruptcy attorneys advising of the transfer.

12

Exhibit F-2
8.	Provide a list of any cramdowns.

9.	Sort files and clearly mark those requiring special handling. Designate the status of each file on the front and include status screen prints inside.

10.	Provide a status report that includes the attorney’s name and phone number, chapter, case number, BK billing date, POC date, pre-petition due date, post-petition due date, and motion status if filed as of the transfer date.

11.	Send bankruptcy files to the address indicated:
Litton Loan Servicing LP
Attention: Bankruptcy Department
4828 Loop Central Drive
Houston, TX 77081
O. Loss Mitigation / Special Servicing
A Loss Mitigation file should be sent for every loan that currently has activity in progress. This file should include the following:
1.	Short Sale
a.	Recent property valuation

b.	Sales contract

c.	HUD-I Settlement Statement, estimated

d.	Realtor/Broker contact information

e.	Mortgagor financials

f.	Mortgagor hardship letter

g.	Approval letter (if approved and not closed prior to servicing transfer)
2.	Modification

A preliminary report must be provided within 48 hours after the closing date. The final report must be provided within 48 hours after the servicing transfer date and must include these items:
a.	Recent property valuation

b.	Title search

c.	Modification agreement or modification terms

d.	Document/Title company contact information

e.	Mortgagor financials

f.	Mortgagor hardship letter

g.	Identification of any funds collected in conjunction with the modification
3.	Deed-in-Lieu of Foreclosure

13

Exhibit F-2
Provide these items:
a.	Recent property valuation

b.	Title search

c.	Deed-in-Lieu agreement

d.	Document/Title company contact information

e.	Mortgagor financials

f.	Mortgagor hardship letter
4.	Partial Claims

Provide these items:
a.	Mortgagor financials

b.	Mortgagor hardship letter
Identify prior claim filings, if applicable.
5.	Any questions can be forwarded to the following: Commercialservicing@littonloan.com
P. Other
1.	Provide the entire history for the life of the loan including the current year’s loan history up to the transfer date, and an explanation of transaction codes. Please send all history received from prior servicers. Loan histories may be provided electronically or via hard copy. A preliminary report must be provided within 48 hours after each closing date, and the final report must be provided within 48 hours after the servicing transfer date. Transaction balances on the loan histories must agree with the balances on the final trial balance.

2.	Provide copies of the last 2 escrow analyses within 48 hours after the transfer date with an explanation of the analysis method (cushion, etc.).

3.	Provide the current, active collection records and pertinent information on delinquent loans, along with FICO scores, BPO values, extension data, and payment plan data. A preliminary report must be forwarded within 48 hours after each closing date, and the final report must be forwarded within 48 hours after the servicing transfer date. This information may be provided electronically or via hard copy.

4.	Provide a check for the amount of the cut-off trial balance.

5.	Provide a check for any unapplied funds and indicate how each payment should be applied.

6.	Provide a list of the first lien holder, including the company, address, and loan number, if the loan being transferred is a second lien.

14

Exhibit F-2
7.	Endorse loan payments and/or payoff funds received after the transfer date to Litton Loan Servicing LP and forward by overnight service to address indicated. Designate the loan number to which the payment should be applied.
Litton Loan Servicing LP
Attention: Cash Management Department
4828 Loop Central Drive
Houston, TX 77081
8.	Ship the entire loan file (hard, microfiche, or imaged) and all documents to Litton by the transfer date. Provide an electronic inventory ledger with servicing files to identify loans within each box. Any information such as preliminary trial balances, master file data records, default information, previous year’s ledger histories, etc. must be furnished as early as possible prior to the transfer date. Any information sent to Litton regarding a loan that Litton will not be servicing will be returned via uninsured regular mail unless Litton is supplied with shipping instructions and a payment method.

9.	To coordinate the location of the delivery of servicing files, contact one of the following:

Vernon Rupp	Charlene Wagner
Records Administration Manager	Records Administration Supervisor
(713) 218-4847	(713) 218-4762
vernon.rupp@littonloan.com	charlene.wagner@littonloan.com
10.	Send all reports such as trial balances, master file data records, default information, histories, etc. to the address indicated:
Litton Loan Servicing LP
Attention: Loan Transfer Department
4828 Loop Central Drive
Houston, TX 77081
11.	Provide all required IRS reporting statements on all loans for the current year up to the transfer date. Provide this information to the mortgagors and the appropriate government agencies. Litton will perform all IRS reporting for payments posted in our office after the transfer date.
Q. Electronic Imaging Transfer
Litton Loan Servicing LP utilizes SourceCorp as an imaging solution vendor. The following information is applicable when images are provided in lieu of servicing files:
1.	Transfer Methods and Security
a.	Litton prefers and SourceCorp will host an sFTP (Secure File Transmission Protocol) site to which images may be transferred. However, if sFTP delivery cannot be accomplished, the images may be provided via external USB hard drives, DVDs, or CDs. The transfer protocol will either be sFTP (with or without PGP encryption) or FTP with PGP encryption.

15

Exhibit F-2
b.	Image provider will furnish SourceCorp with their public sFTP encryption key or SourceCorp will furnish image provider with SourceCorp’s PGP encryption key, depending on agreed upon process.

c.	If image delivery is accomplished by a transfer method other than sFTP, images that contain any customer information, such as account numbers, loan balance information, payment histories, and social security numbers, must be securely transmitted.
2.	Image Files
a.	Data/Files must be compressed in a uniquely named zip file, with a maximum of 1 gigabyte per batch (zip file). Images must be uniquely named and must be valid and viewable images that are properly indexed. The documents must be mapped to the correct document type and contain only the essential pages. A standard naming pattern will be established. An example is provided:

<image provider>_<partner name>_<sequence#>.zip

b.	The zip file must be limited to 200 megabytes.

c.	Black and white (bitonal, not gray scale) images should be in Group IV, multi-page tiff format.

d.	Color and grayscale images must be in jpg format. Jpg provides the dual benefit of a high quality image and a small file size. This is important for faster retrieval times.

e.	A compromise between unrecognizable bitonal tiff pictures and very large color tiff pictures are stippled Group IV tiff images. Stippling converts color tiffs to bitonal tiff images, but in such a way that it approximates grayscale. When color jpg’s have not been an option, stippled pictures have been used by some image providers.

16

Exhibit F-2
3.	Index File

An index file must be included in every zipped file. The index must be named exactly the same as the zip file with a mil extension. For example, a Litton_batch1.zip will contain a number of tiff files and an index named Litton_batch1.mil.

In addition to the index file, a listing of all applicable document types and definitions must be provided as soon as it is determined that images will be available. Litton’s loading system is able to accept pipe or tab delimited index files. The index file must contain the required identification fields in this specific order:

R (Required)/
Field Name	O (Optional)	Description
Image Source Value	R	Litton predetermines this value for the customer. It assists Litton in associating the image source with an index format and a staging area for its related documents.

Litton Loan Number	O	The pre-assigned Litton loan number (if available).

Previous Servicer Loan Number	R	The previous servicer’s loan number (required).

Document_Type	R	If Litton receives vendor’s document type codes in the index file, a complete list of the potential document types must be provided. This list is loaded into a cross-referenced table and mapped to the proper Litton type. The different document types must be as detailed as possible.

File Name	R	The file name must include the image name with the correct file extension (i.e., image1.tif) along with the relative path of the image. For instance, if the images are on a CD located inside a subdirectory grouped by loan numbers, Litton must have the subdirectory path included in the file name (i.e., \111235\image1.tif).

Document ID	R	If the image files Litton receives are single page tiffs, they must be identified by a unique document ID. For instance, if a document contains 5 pages, then there would be 5 different image files. To keep the image files grouped together during the loading process, each file must have the same document ID. In this situation, a new document ID indicates a new document is being loaded.

Page Numbers	R	For single page tiffs, the page number field indicates the page of the document being loaded. The pages will contain the same document ID when loaded, but with incremental page numbers. For Group IV tiffs, this field must be used to note the total number of pages in the file.
Multi-Page Documents Example

	LLS	PRVSVC_	Document_
Image_Source	Loan_Num	Loan_Num	Type	File_Name	Document_ID	Page
Loan_Company	123456789	010106001	DOT	/loan_a\image1.tif	Smith_012535	1
Loan_Company	123456789	010106001	DOT	/loan_a\image2.tif	Smith_012535	2
Loan_Company	123456789	010106001	DOT	/loan_a\image3.tif	Smith_012535	3
Loan_Company	789123456	010108252	NOTE	/loan_b\image1.tif	Jones_012536	1
Loan_Company	789123456	010108252	NOTE	/loan_b\image2.tif	Jones_012536	2
In the previous example, the relative path included in the index file contains only the loan folder. The \Images\ folder is not needed because it is a constant. All the images reside in this folder. The loan folder is required because there are many subdirectories and the paths change.

17

Exhibit F-2
This distinction is not required for Group IV tiffs, as they are already consolidated into one document regardless of the number of pages.
Single Tiff Example

	LLS_	PRVSVC_	Document_
Image_Source	Loan_Num	Loan_Num	Type	File_Name	Document_ID	Page
Loan_Company	123456789	010106001	DOT	\loan_a\image1.tif	Smith_012535	2
Loan_Company	123456789	010106001	NOTE	\loan_a\image2.tif	Smith_012535	4
Loan_Company	123456789	010106001	CREDIT	\loan_a\image3.tif	Smith_012535	3
Loan_Company	789123456	010108252	NOTE	\loan_b\image1.tif	Jones_012536	1
Loan_Company	789123456	010108252	DOT	\loan_b\image2.tif	Jones_012536	7
To coordinate the delivery of images, contact the following:

Brent Cottrell Records Administration Manager (713) 218-3474	Charlene Wagner Records Administration Supervisor (713) 218-4762
brent.cottrell@littonloan.com	charlene.wagner@littonloan.com
R. (Hard Copy) Loan File Delivery
An electronic manifest must include the following identification fields in this specific order:
a.	Shipment date

b.	Loan number

c.	Tracking number

d.	Carrier

Ship_Date	Loan_Num	Track_ Num	Carrier
01/12/2006	147002805	900299905466	FedEx
01/13/2006	147002808	900289595656	FedEx
01/14/2006	147002809	900548974645	FedEx
01/15/2006	147002806	900582254644	FedEx
01/16/2006	147002908	900574944884	FedEx
This electronic manifest must be forwarded when delivering (hard copy) files:
a.	Shipment date

b.	Loan number

c.	Box number

d.	Tracking number

e.	Carrier

Ship_Date	Loan_Num	Box_Num	Track_Num	Carrier
01/12/2006	147002805	1 of 5	900299905466	FedEx
01/13/2006	147002808	2 of 5	900289595656	FedEx
01/14/2006	147002809	3 of 5	900548974645	FedEx
01/15/2006	147002806	4 of 5	900582254644	FedEx
01/16/2006	147002908	5 of 5	900574944884	FedEx

18

Exhibit F-2
To coordinate the location of the delivery of servicing files, contact one of the following:

Brent Cottrell	Charlene Wagner
Records Administration Manager	Records Administration Supervisor
(713) 218-3474	(713) 218-4762
brent.cottrell@littonloan.com	charlene.wagner@littonloan.com

19

Exhibit F-2
S. Contact List
We appreciate your cooperation in expediting this transfer. Should you or any member of your staff have questions, please contact the appropriate individual from the list provided.

Contact	Department	Phone Number	Email
Janice McClure	Administration Senior Vice President	(713) 966-8801	mailto:imcclure@littonloan.com
Bertha Castillo	Bankruptcy Lead	(713) 218-4648	mailto:bertha.castillo@littonloan.com
Lynn Lindsey	Cash Management Manager	(713) 966-8921	mailto:llindsey@littonloan.com
Karen Vogel	Cash Management Assistant Manager	(713) 966-8961	mailto:kvogel@littonloan.com
Susan Onufer	Director of Commercial Servicing	(713) 561-8243	mailto:sonufer@littonloan.com
Walter Hanson	Special Servicing Manager	(713) 218-4699	mailto:Mail to: whanson@littonloan.com
Steve Baumel	Corporate Advances Supervisor	(713) 218-4743	mailto:sbaumel@littonloan.com
Gina Gray	Foreclosure Operations Manager	(713) 218-4911	mailto:ggray@littonloan.com
Ruby Guerra	Insurance Supervisor	(713) 218.4808	mailto:ruby.guerra@littonloan.com
Vanessa Armentor	Investor Accounting Supervisor	(713) 218-3425	mailto:vanessa.armentor@littonloan.com
Yolanda O’Meara	Investor Reporting Manager	(713) 966-8929	mailto:yomeara@littonloan.com
Tom Hruska	Loan Transfer Vice President	(713) 966-8928	mailto:thruska@littonloan.com
Gayle Miller	Loan Transfer Manager	(713) 966-8859	mailto:gmiller@littonloan.com
Bob Tompkins	Loan Servicing Senior Vice President	(713) 966-8959	mailto:btompkin@littonloan.com
Walter Hanson	Commercial Special Servicing Manager	(713) 218-4699	mailto:walter.hanson@littonloan.com
Drew Parker	Assistant Vice President-MERS	(713) 966-8912	mailto:dparker@littonloan.com
Anna Roberts	Payoffs Manager	(713) 966-8944	mailto:aroberts@littonloan.com
Brent Cottrell	Records Administration Manager	(713) 218-3474	mailto:bcottrell@littonloan.com
Vernon Rupp	Records Administration Manager	(713) 218-4847	mailto:vernon.rupp@littonloan.com
Elizabeth Burdine	Commercial REO Manager	(713) 218-4919	mailto:elizabeth.burdine@littonloan.com
Helen Gavin	Special Loans Manager	(713) 966-8967	mailto:hgavin@littonloan.com
Pamela Sonnier	Tax Manager	(713) 218-4759	mailto:psonnier@littonloan.com

20

Exhibit F-2
T. Required Data Fields. For the avoidance of doubt, each Data Field listed below is included in the Data Tape fields contained in Exhibits M and N.
1. Transferring Servicer’s Loan Number
2. Transferring Servicer’s Name
3. MERS MIN #
4. MERS Batch #
5. Transferring Servicer’s MERS Org ID#
6. Transferring Investor’s MERS Org ID#
7. Mortgagor First Name
8. Mortgagor Middle Name
9. Mortgagor Last Name or Business Entity Name
10. Mortgagor Suffix (Jr., Sr., III, etc.)
11. Mortgagor Social Security #
12. Business Entity Tax ID #
13. Mortgagor Home Phone #
14. Mortgagor Work Phone #
15. Co-Mortgagor First Name
16. Co-Mortgagor Middle Name
17. Co-Mortgagor Last Name
18. Co-Mortgagor Suffix (Jr., Sr., III, etc.)
19. Co-Mortgagor Social Security #
20. Co-Mortgagor Home Phone #
21. Co-Mortgagor Work Phone Number
22. Mailing Street Address Line 1
23. Mailing Street Address Line 2
24. Mailing City
25. Mailing State
26. Mailing Zip Code
27. Property Street Address Line 1
28. Property Street Address Line 2
29. Property City
30. Property State
31. Property Zip Code
32. Current Principal Balance
33. Original Principal Balance (Loan Amount)
34. Current Interest Rate
35. Original Interest Rate
36. Current P&I Payment
37. Original P&I Payment
38. Current Payment Due Date
39. Interest Paid to Date
40. Interest Method
Interest Paid in Advance
Interest Paid in Arrears
DSI 365 day year, actual days in month
DSI 360 day year, 30 day month
DSI 367 day year, 30 day month, plus actual days

21

Exhibit F-2
Upfront Interest (Rule of 78’s)
41. Accrued Interest Amount
42. Partial Payment Amount (DOP Amount/Interest Rich or Poor) for DSI Loans
43. First Payment Due Date
44. Closing Date
45. Maturity Date
46. Loan Term in Years
47. Loan Term in Months
48. Amortization Term (Balloon Only)
49. Lien Position
1st Lien
2nd Lien
3rd Lien
50. Occupancy Code
Owner Occupied
Non-Owner Occupied
Adverse
51. Property Type
Unsecured
Blanket
2-4 Family
2 Family (Duplex)
3 Family (Triplex)
4 Family (Quadplex)
Automotive
Co-Op
Condo
Commercial Multi-Family (5+ units)
Farm (Residential)
Hotel/Motel
Light Industrial
Mixed Use
Multi-Family/Apartment (less than 5 units)
Mobile Home/Chattel
Mobile Home/Real Property
Manufactured Home/Real Property
Mobile Home Park
Non-Real Estate
Night Club/Bar
Nursing Home
Office Building
Other
PUD
Self-Storage
Single Family
Retail
Townhouse
Unknown
Vacant Land

22

Exhibit F-2
Warehouse
52. Escrow Balance
53. Escrow Advance Balance
54. Escrow Payment Amount
55. Total Monthly Payment Amount (PITI)
56. Corporate Advance Balance
57. Corporate Advance Details
Payee Name
Payee Address
Payee Tax ID#
Transaction Amount
Transaction Description
Transaction Date
Recoverable from Mortgagor (Y/N)
58. Suspense Balance
59. Loss Draft Balance (Restricted Escrow)
60. Restricted Escrow Balance
61. Subsidy (Buydown) Balance
62. Late Charge Balance
63. Late Charge Code
Fixed Flat Amount
Late Charge Rate x UPB
Late Charge Rate x P&I
Late Charge Rate x Total Payment
64. Monthly Late Charge Amount (Fixed Flat Fee Amount)
65. Late Charge Rate
66. Grace Days
67. Payment Frequency
Monthly
Bi-Weekly
Quarterly
Semi-Annual
Annual
68. Loan Type
Commercial Uninsured
Commercial Insured
69. Mortgage Type
Other
Unknown
Commercial Insured
Commercial Uninsured
Seller-Financed
70. Mortgage Instrument
ARM
Balloon
Balloon ARM
Buydown
Dividend Loans
Dual Amortization

23

Exhibit F-2
Fixed Rate
GPM
GPM Balloon
HELOC
Pay History ARM
71. PMI/MIC Certificate #
72. Mortgage Insurance %
73. Original Appraised Value Amount
74. Original Loan-to-Value
75. Sales Price
76. Loan Purpose
Purchase
Refinance-Cash Out
Refinance-No Cash Out (Rate/Term)
Construction
77. Flood Insurance Required (Y/N)
Y=In Required Flood Zone
N=Not in Required Flood Zone
78. Tax Service
First American
TransAmerica (TRETS)
Alaskan Real Estate
FIS (Fidelity National Tax Service)
LandAmerica (Lereta)
Other
79. Tax Contract #
80. Tax Service Lender #
81. Sr. Lien Holder Name
82. Sr. Lien Holder Balance
83. Sr. Lien Holder Balance as of Date
84. Sr. Lien Holder Loan #
85. Sr. Lien Holder Payment Amount
86. Escrow Information (Tax, Insurance, MIP, and PMI)
Vendor/Payee Code
Vendor/Payee Name
Vendor/Payee Address Line 1
Vendor/Payee Address Line 2
Vendor/Payee City
Vendor/Payee State
Vendor/Payee Zip Code
Payment Frequency [Quarterly, Yearly (Annual), or Semi-Annual]
Escrow Type
Flood
Fire or Vacant
Liability
Loss of Rents
Windstorm
Earthquake
REO/REO Flood

24

Exhibit F-2
2nd Lien
PMI/MIC
County Tax
City and School Tax
City, Borough, and Village Tax
School Tax
Other
Utility
Commercial
Escrow Maturity Date (Expiration Date or Next Due Date)
Analysis Amount/Annual Payment Amount
Reference Number (Policy # or Tax Parcel ID#)
Insurance Coverage Amount
Tax Service Payee # (Vendor Key 2)
Analysis (Y/N)
Y=E Escrowed
N=Non-Escrowed
87. ARM Data
ARM Index Code (Provide Code and Definition)
(i.e., FN6ML=FNMA 6 Month LIBOR)
Rounding Factor %
Rounding Code
Base Rate
Initial Index
Margin Points
Rate Calculation Method
Life of Loan Ceiling
Life of Loan Floor
Lookback Days
First Periodic Rate Cap (Increase)
First Periodic Rate Cap (Decrease)
First P&I Change Date
First Payment Change Date
First Interest Rate Change Date
Remaining Periodic Rate Cap (Increase)
Remaining Periodic Rate Cap (Decrease)
Months to First Rate Change Date
Months to First Payment Change Date
Rate Change Frequency
Payment Change Frequency
Next Rate Change Date
P&I Cap Rate %
P&I Force Period
Neg Am Amount
Pending Rate Change %
Pending Rate Change Effective Date
Pending P&I Payment Change
Pending P&I Payment Change Effective Date
Interest Only Expiration Date

25

Exhibit F-2
Interest Only Period
88. Interest Only Flag (Y/N)
Y=Interest Only Loan
N=Not Interest Only Loan
89. Prepayment Penalty Flag (Y/N)
90. Prepayment Penalty Soft or Hard Flag (H/S)
91. Prepayment Penalty Type (Description)
92. Prepayment Penalty Term (Months)
93. Prepayment Penalty Expiration Date (MM/DD/YYYY)
94. Prepayment Lockout Period (Months)
95. Flood Service Provider
96. Flood Determination/Certificate #
97. Determination Date
98. Flood Zone
99. Flood Insurance Required Flag (Y/N)
Y=In Special Flood Hazard Area
N=Not in Special Flood Hazard Area
100. Map #
101. Map Effective Date
102. Map Suffix
103. Map ID/Map #
104. Community Status (Regular, Emergency, or Suspended)
105. Community Entry Date (FIRM Date)
106. Foreclosure Flag (Y/N)
107. F/C Attorney Name
108. F/C Attorney Address
109. F/C Attorney Phone
110. F/C Attorney Email Address
111. Referral Date
112. First Legal Date/Date of First Action
113. Judgment Date
114. Sale Date/Scheduled Sale Date
115. BPO Vendor
116. BPO Amounts/Value
117. BPO Date
118. Bankruptcy Flag (Y/N)
119. B/K Attorney Name
120. B/K Attorney Address
121. B/K Attorney Phone #
122. B/K Attorney Fax #
123. B/K Attorney Email Address
124. Chapter (7,11, or 13)
125. Case #
126. Chapter 7 Abandonment Date
127. Agreed Order Entered Date
128. Agreed Order Default Letter Expiration
129. Agreed Order Default Letter Requested
130. Agreed Order Default Letter Sent
131. Date Agreed Order Expires

26

Exhibit F-2
132. Chapter 7 Asset Case (Y/N)
133. Last Date to File POC
134. Attorney File #
135. District in which Bankruptcy was Filed
136. Division in which Bankruptcy was Filed
137. Current Bankruptcy Status
138. Bankruptcy Filing Date
139. Effective Date of Current Bankruptcy Status
140. Bankruptcy Case Notes
141. Date Confirmed
142. Bankruptcy Conversion Chapter
143. Date Bankruptcy Converted
144. 341 Meeting Date
145. Date Discharge Entered
146. Person Filing Bankruptcy
147. MFR Hearing Date (Motion For Relief)
148. MFR Granted (Y/N)
149. MFR Filed Date
150. MFR Referral Date
151. Date Notice of Termination Sent
152. Date Notified of Bankruptcy
153. Date Notified of Bankruptcy Closing
154. Date Objection to POC Filed
155. Amount of Arrears Paid
156. Date POC Filed
157. Post-Petition Due Date
158. Amount of Post-Petition Delinquency
159. Pre-Petition Due Date
160. Projected Discharge Date
161. Date Reaffirmation Agreement was Filed
162. Date Released from Bankruptcy
163. Type of Closing (Dismissal, Stay, or Lift)
164. Date Stay or Lift Granted
165. Date the Trustee No Asset Report was Filed
166. Date Referred for POC
167. Amount in Trustee Suspense
168. REO Loan Status
a. Listed
b. Pre-Listed
c. Eviction
d. Redemption
169. Vested Name on the Title (prior to the time of loan transfer)
170. Eviction Attorney Name
171. Eviction Attorney Address
172. Eviction Attorney Phone #
173. Eviction Attorney Fax #
174. Eviction Attorney Email Address
175. Title Ordered Flag (Y/N)
Y=The property title has been ordered

27

Exhibit F-2
N=The property title has not been ordered
176. Date Title Ordered (MM/DD/YYYY)
177. Title Company Name
178. Title Company Contact Person
179. Title Company Address
180. Title Company Phone #
181. Title Company Fax #
182. Title Company Email Address
183. Deed in Lieu-DIL Flag (Y/N)
184. Date of Deed in Lieu
185. Real Estate Contract Flag (Y/N)
Y=There is a contract on the property
N=There is no contract on the property
186. Closing Agent Name
187. Closing Agent Address
188. Closing Agent Phone #
189. Closing Agent Fax #
190. Closing Agent Email Address
191. Listing Agent Name
192. Listing Agent Address
193. Listing Agent Phone #
194. Listing Agent Fax #
195. Listing Agent Email Address
196. REO Service Outsourced Flag (Y/N)
Y=The REO service support is provided by an outside source
N=The REO service support is not provided by an outside source
197. REO Service Provider/Vendor Name
198. REO Service Provider/Vendor Address
199. REO Service Provider/Vendor Phone #
200. REO Service Provider/Vendor Fax#
201. REO Service Provider/Vendor Email Address
202. Current Document Custodian
203. Document Custodian Address
204. Document Custodian Phone #
205. Correspondent/Broker Name
206. Correspondent/Broker Address
207. Real Estate DSCR (Debt Service Coverage Ratio)
208. Combined DSCR (Debt Service Coverage Ratio)
209. FICO Scores
210. FICO Date
211. Property Name
212. Occupancy Date
213. Occupancy Rate
214. Number of Units
215. Number of Buildings
216. Year Built
217. Net Rentable Area
218. Information Required for 3 Largest Tenants
a. Tenant Name

28

Exhibit F-2
b. Square Footage
c. Current Rent
d. Lease Expiration
219. Program (Stated Income or Full Doc)
220. UCC Information
a. State or County UCC
b. UCC Type (UCC-1, UCC-3, etc.
c. Recording #
d. Date Recorded
e. Expiration Date (Should be 5 years from recording)
f. County (County Property is located)
221. Information on Reserves Being Held
a. Reserve Type (Replacement, FF&E, Repair, Tenant Improvement, Environmental, Capital Improvement, Seasonality, Deferred Maintenance, Debt Service, Ground Rents, Leasing, Holdback, Letter of Credit, etc.)
b. Initial Deposit Amount (Amount Deposited at Origination)
c. Monthly Deposit Amount (Amount Deposited on a monthly basis)
d. Reserve Balance
e. Interest Bearing Flag (Y/N)
f. Reserve Maturity Date
222. Management Company Information
a. Property Management Company Name
b. Account # (if Applicable)
c. Contact Name
d. Phone Number
e. Mailing Address
f. Mailing City
g. Mailing State
h. Mailing Zip
223. Default Interest Rate
224. Date of Assumption
225. Special Servicing
a. Special Servicer Transfer Date
b. Expected Asset Resolve Date
c. Workout Strategy
d. Modification Code
e. Balance at Effective Modification Date
f. Modification Effective Date
g. Old Note Rate
h. Old P&I
i. Modified Payment Amount
j. Old Maturity Date
k. Total Months for Modification Change
l. Extension per docs or servicer
m. Master Servicer Return Date
n. Previous Special Servicer Transfer Date
226. Receivership Information
a. Receiver Start Date
b. Receiver Company Name

29

Exhibit F-2
c. Contact Name
d. Phone Number
e. Mailing Address
f. Mailing City
g. Mailing State
h. Mailing Zip

30

Exhibit G
Terms of Subservicing Agreements

Exhibit G
For discussion purposes only
Peninsula
Proposed Sub Servicing Terms
August 27, 2008

Proposed Portfolio
Servicer	Equity One Inc..

Subservicer	Litton Loan Servicing LP

Transfer:	Approximately $9 billion of 1st and 2nd lien securitized loans. Actual amount to be determined based on the actual securitization transactions for which consent could not be obtained.

Servicing Type:	Remittance according to the respective Pooling and Servicing Agreements (PSA) applicable to each securitization transaction

Advances:	All future advances will be the responsibility of the Sub-Servicer (P&I, T&I, and corporate) in accordance with each respective PSA. The recoverability determination on each mortgage loan shall be made by the Sub-Servicer taking into consideration all previous advances made on such loan made by either the Servicer and/or the Sub-Servicer. Servicer shall be entitled to reimbursement for advances it has made in accordance with the FIFO methodology applied on a loan level basis for Corporate and Escrow Advances and on a pool level basis on P & I advances..

Transfer Date:	November 1, 2008

Servicing Responsibilities:	All servicing responsibilities will generally be those applicable to the Servicer in the respective PSA

Term:	Contract in place until servicing transfer consent is obtained or at the end of 18 months.
This term sheet is for discussion purposes only and is not to be considered as an offer

1

Financial Terms
Sub-servicing Fee:	The Sub-Servicer will be entitled to receive the “Servicing Fee” to be paid to the Servicer under the related PSA, as reduced by any amounts required to be paid to any third parties that the Servicer is obligated to pay (such as the trustee and the master servicer).

Compensating Interest:	Pursuant to each PSA, the Sub-Servicer shall pay Compensating Interest in an amount up to the amount of the aggregate Servicing Fee.

Special Servicing Fee:	None

Ancillary Income:	The Sub-Servicer shall be entitled to additional servicing compensation for ancillary income as and to the extent permitted by the related PSA

Custodial Accounts:	Custodial accounts held by and float benefits received by Sub-Servicer (in each case, as and to the extent permitted by the related PSA)

Data and Performance Management
Account Management:	Peninsula will be assigned an Account Manager to act as a single point of contact to respond to data requests and client issues.

Reporting:	The account manager will work with Peninsula to identify Key Performance Indicators (“KPIs”) to measure servicing performance. KPIs will be reviewed on a monthly basis.

RADAR Viewer:	All securities serviced by Litton will be installed on RADAR Viewer. Peninsula will be assigned a user id and password enabling users to access deal level performance data.

Litton will also design and deliver customized reports as needed.
This term sheet is for discussion purposes only and is not to be considered as an offer

2

Other
Reps and Warranties:	The Sub-Servicer shall be entitled to enforce the loan level representations and warranties against Equity One (in its capacity as Seller) as if the Sub-Servicer were the named Servicer under the related PSA

Indemnification and Reps/Warrs:	Sub-Servicer to indemnify the Servicer for all losses associated with or arising from the Sub-Servicer’s negligence, breach of agreement or willful misconduct. Servicer to indemnify the Subservicer for all losses associated with or arising from the Servicer’s negligence, breach of agreement or willful misconduct. Sub-Servicer to have the benefit of representations and warranties under the APA as shall be reasonably agreed by the parties. In addition, Servicer to represent that appointment of Sub-Servicer and subservicing by Sub-Servicer under the terms provided in Sub-Servicing Agreement is not prohibited by and does not violate the related PSAs and does not require the consent of any other party under the related PSAs.

Regulation AB:	Sub-Servicer shall agree to market standard Regulation AB requirements customarily agreed to by subservicers in public deals (such as the standards of the American Securitization Forum). Servicer shall be responsible for the Reg. AB reporting for the portion of the year prior to the loans transfering to Subservicer.

Legal Standing:	Owner/Servicer to maintain legal standing as Servicer, so long as the Subservicer is acting as subservicer hereunder.

Termination provisions:	Servicer and Subservicer shall each have the right to terminate the agreement upon certain events (which shall be set forth in the Subservicing Agreement and shall generally be consistent with market standard provisions in other agreements).
This term sheet is for discussion purposes only and is not to be considered as an offer

3

Exhibit H
Representations and Warranties with respect to Purchased Mortgage Loans

Exhibit H
Representations and Warranties with respect to Purchased Mortgage Loans
H-1 (a) Definitions. For purposes of this Exhibit H, the following capitalized terms shall have the respective meanings set forth below. Capitalized terms used in this Exhibit H but not otherwise defined shall have the meanings assigned to them in Section 1.1 of the Agreement.
          “Accepted Servicing Practices” means, with respect to each Mortgage Loan, (a) those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and (b) the Delinquency Collection Policies and Procedures.
          “Additional Balance” means, with respect to any HELOC, any future Draw made by the related Mortgagor pursuant to the related Mortgage Loan Documents after the Cut-off Date.
          “Adjustable Rate Mortgage Loan” means an adjustable rate Purchased Mortgage Loan.
          “Adjustment Date” means, with respect to each HELOC, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the HELOC is adjusted in accordance with the terms of the Mortgage Note.
          “ALTA” means The American Land Title Association, or any successor thereto.
          “Amortization Period” means, with respect to any HELOC, the period of time subsequent to the Draw Period during which the Obligor is obligated to make Minimum Monthly Payments equal to interest accrued on the Stated Principal Balance plus 1/120th of such Stated Principal Balance.
          “Appraisal” means a written real estate appraisal of a Mortgaged Property made by an appraiser and performed in accordance with industry standards in the area where the Mortgaged Property which is the subject of such Appraisal is located.
          “Appraised Value” means the value set forth in an Appraisal made in connection with the origination of the related Mortgage Loan.
          “Assignment of Mortgage” means an assignment of the Mortgage Loan, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage Loan to the Whole Loan Purchaser.
          “Billing Cycle” means, with respect to any HELOC and Due Date, the calendar month preceding that Due Date.
          “Cancellation Fee” means, with respect to any HELOC, a fee, as permitted by Law and as specified in the HELOC Mortgage Loan Documents, required to be paid pursuant to the related Loan Agreement by the Mortgagor in connection with an early termination of such HELOC.

H-1

Exhibit H
          “Combined Loan-to-Value Ratio or CLTV” means, as of the date of origination and as to any Second Lien Mortgage Loan, the ratio, expressed as a percentage, of the (a) sum of (i) the outstanding principal balance of the Second Lien Mortgage Loan as of the date of origination and (ii) the outstanding principal balance as of the date of origination of any mortgage loan or mortgage loans that are senior or equal in priority to the Second Lien Mortgage Loan and which are secured by the same Mortgaged Property to (b) the lesser of the Appraised Value at origination and the purchase price of the Mortgaged Property. With respect to any HELOC, “Combined Loan-to-Value Ratio” or “CLTV” means the ratio, expressed as a percentage, of the (a) sum of (i) the Stated Principal Balance (or the original principal balance, if so indicated) of such HELOC and (ii) the Stated Principal Balance (or the original principal balance, if so indicated) as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the HELOC and which are secured by the same Mortgaged Property to (b) the Appraised Value of the related Mortgaged Property at origination.
          “Condemnation Proceeds” means all awards or settlements in respect of a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.
          “Construction Loan” means any Purchased Mortgage Loan that is made in connection with the construction or rehabilitation of the Mortgaged Property.
          “Convertible Mortgage Loan” means any individual Adjustable Rate Mortgage Loan which contains a provision whereby the Mortgagor is permitted to convert the Adjustable Rate Mortgage Loan to a fixed rate Mortgage Loan in accordance with the terms of the related Mortgage Note.
          “Covered Loan” means a Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor’s Glossary.
          “Credit Limit” means, with respect to any HELOC, the maximum unpaid Stated Principal Balance permitted under the terms of the related Mortgage Loan Documents.
          “Delinquency Collection Policies and Procedures” means the delinquency collection policies and procedures of the Sellers.
          “Draw” means, with respect to any HELOC, a borrowing by the Mortgagor under the related Mortgage Loan Documents.
          “Draw Period” means, with respect to each HELOC, the period commencing after the date of origination of such HELOC, during which the related Mortgagor is permitted to make Draws.
          “Due Date” means, with respect to each Mortgage Loan other than a HELOC, the day of the month on which each Monthly Payment is due on such Mortgage Loan, pursuant to the terms of the related Mortgage Note, exclusive of any days of grace. With respect to each HELOC, Due Date means the first day of the month on which the Minimum Monthly Payment is due on the HELOC, exclusive of any days of grace.

H-2

Exhibit H
          “Escrow Payments” means, with respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to the Mortgage or any other document.
          “Fannie Mae Guides” means the Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.
          “FICO” means Fair Isaac Corporation, or any successor thereto.
          “Fixed Rate Mortgage Loan” means a fixed rate Purchased Mortgage Loan.
          “First Lien” means, with respect to any HELOC that is a Second Lien Mortgage Loan, the Mortgage Loan relating to the corresponding Mortgaged Property having a first priority Lien.
          “Gross Margin” means, with respect to each Adjustable Rate Mortgage Loan or each HELOC, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.
          “HELOC” means an individual home equity line of credit included in the Purchased Mortgage Loans, including any Additional Balances with respect thereto, each such being identified on the HELOC Schedule, which HELOC includes without limitation the Loan File, the Minimum Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, proceeds from the disposition of REO Property, and all other rights, benefits, proceeds and obligations arising from or in connection with such HELOC. Except as expressly indicated in this Exhibit H, the term “Purchased Mortgage Loan” shall include HELOCs.
          “HELOC Schedule” means the schedule of HELOCs identified on Section 1.1(a), such schedule setting forth the following information with respect to each HELOC: (1) the Sellers HELOC identifying number; (2) the Mortgagor’s name; (3) the street address of the Mortgaged Property including the state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied; (5) the type of residential property constituting the Mortgaged Property; (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) with respect to each first lien HELOC, the LTV at origination and as of the Cut-off Date; (8) with respect to each second lien HELOC, the Combined Loan-to-Value Ratio at origination and as of the Cut-off Date; (9) the Mortgage Interest Rate at origination and as of the Cut-off Date; (10) the HELOC origination date; (11) the paid through date; (12) the stated maturity date of the HELOC and, if applicable, of the First Lien; (13) the amount of the Minimum Monthly Payment as of the Cut-off Date; (14) the Stated Principal Balance of the HELOC and, if applicable, the principal balance of the related First Lien as of the Cut-off Date; (15) a code indicating the documentation style (i.e., full, alternative or reduced); (16) the number of times during the twelve (12) month period preceding the Closing Date that any Minimum Monthly Payment has been received thirty (30) or more

H-3

Exhibit H
days after its Due Date; (17) the date on which the first payment is due; (18) a code indicating whether or not the HELOC is the subject of a Cancellation Fee as well as the terms of the Cancellation Fee; (19) the credit risk score (FICO score) at the time of origination of the HELOC; (20) the first Adjustment Date and the Adjustment Date frequency; (21) the Gross Margin; (22) the Maximum Mortgage Interest Rate under the terms of the Mortgage Note; (23) the Minimum Mortgage Interest Rate under the terms of the Mortgage Note; (24) the first Adjustment Date immediately following the Cut-off Date; (25) a code indicating whether the HELOC is a first or second lien HELOC; (26) the Index; (27) Credit Limit; (28) Draw Period; (29) Amortization Period or repayment period; (30) with respect to the related Mortgagor, the debt-to-income ratio; and (31) the Due Date.
          With respect to the HELOCs in the aggregate, the HELOC Schedule shall set forth the following information, as of the Cut-off Date, unless otherwise specified: (1) the number of HELOCs; (2) the current aggregate principal balance of the HELOCs; (3) the weighted average Mortgage Interest Rate of the HELOCs; (4) the weighted average original months to maturity of the HELOCs and the weighted average remaining months to maturity of the HELOCs.
          “High Cost Loan” means a Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994 (“HOEPA”), (b) with an “annual percentage rate” or total “points and fees” payable by the related Mortgagor (as each such term is calculated under HOEPA) that exceed the thresholds set forth by HOEPA and its implementing regulations, including 12 C.F.R. § 226.32(a)(1)(i) and (ii), (c) classified as a “high cost home,” “threshold,” “covered,” “high risk home,” “predatory” or similar loan under any other state, federal or local law, regulation or ordinance (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (d) a Purchased Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor’s Glossary. For avoidance of doubt, the Parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.
          “Home Loan” means a Purchased Mortgage Loan categorized as Home Loan pursuant to Appendix E of Standard & Poor’s Glossary.
          “Index” means, with respect to each Adjustable Rate Mortgage Loan, a rate per annum as specified in the related Purchased Mortgage Loan Schedule. With respect to any HELOC, Index means the Prime Rate.
          “Insurance Proceeds” means with respect to each HELOC, proceeds of insurance policies insuring the HELOC or the related Mortgaged Property.
          “Interest Rate Adjustment Date” means, with respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and the related Purchased Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.
          “Lifetime Rate Cap” means the provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate which, during the terms of each Adjustable Rate Mortgage Loan, shall not at any time exceed the

H-4

Exhibit H
Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the related Purchased Mortgage Loan Schedule.
          “Liquidation Proceeds” means amounts, other than PMI Proceeds, Condemnation Proceeds and Other Insurance Proceeds, received by the servicer in connection with the liquidation of a defaulted HELOC through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property.
          “Loan-to-Value Ratio or LTV” means, with respect to any Mortgage Loan, the ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan as of the related Cut-off Date (unless otherwise indicated), to the lesser of (a) the Appraised Value of the Mortgaged Property at origination and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property. With respect to any HELOC, Loan-to-Value Ratio or LTV means the ratio (expressed as a percentage) of the Stated Principal Balance (or the original principal balance, if so indicated) of such HELOC as of the date of determination to the Appraised Value of the related Mortgaged Property at origination.
          “Maximum Mortgage Interest Rate” means, with respect to each HELOC, a rate that is set forth on the HELOC Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such HELOC may be increased on any Adjustment Date.
          “MH Loan” means any manufactured housing installment sales contract or installment loan agreement secured by a unit of manufactured housing and, in certain cases, a Mortgage on real estate on which such manufactured home is situated.
          “Minimum Monthly Payment” means the scheduled monthly payment of principal and interest on a HELOC.
          “Minimum Mortgage Interest Rate” means, with respect to each HELOC, a rate that is set forth on the HELOC Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such HELOC may be decreased on any Adjustment Date.
          “Monthly Payment” means the scheduled monthly payment of principal and interest on a Mortgage Loan.
          “Mortgagee” means the mortgagee or beneficiary named in the Mortgage and the successors and assigns of such Mortgagee or beneficiary.
          “Mortgage Interest Rate” means the annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.
          “Option ARM Mortgage Loan: means an Adjustable Rate Mortgage Loan that gives the related Mortgagor at least three different payment options each month, which include: (i) a minimum monthly payment option, (ii) an interest-only payment option or (iii) a full principal and interest option which amortizes over 30 years or less.

H-5

Exhibit H
          “Other Insurance Proceeds” means proceeds of any title policy, hazard policy, pool policy or other insurance policy covering a HELOC, other than the PMI Policy, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.
          “Periodic Rate Cap” means the provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above or below the Mortgage Interest Rate previously in effect. The Periodic Rate Cap for each Adjustable Rate Mortgage Loan included in the Purchased Mortgage Loans is the rate set forth on the Purchased Mortgage Loan Schedule.
          “Periodic Rate Floor” means, with respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may decrease on an Interest Rate Adjustment Date below the Mortgage Interest Rate previously in effect.
          “PMI Policy” means a policy of private mortgage guaranty insurance relating to a HELOC and issued by a Qualified Insurer.
          “PMI Proceeds” means proceeds of any PMI Policy.
          “Prepayment Penalty” means with respect to each Mortgage Loan, the fee, if any, payable upon the prepayment, in whole or in part, of such Mortgage Loan, as set forth in the related Mortgage Note.
          “Prime Rate” means the prime rate announced to be in effect from time to time as published as the average rate in The Wall Street Journal (Northeast Edition).
          “Principal Prepayment” means any payment or other recovery of principal on a HELOC which is received in advance of its scheduled Due Date, excluding any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.
          “Purchased Mortgage Loan Schedule” means the schedule of Purchased Mortgage Loans (other than HELOCs) identified on Section 1.1(a) setting forth certain information with respect to each Purchased Mortgage Loan, which must include at a minimum: (1) the Seller’s Purchased Mortgage Loan identifying number; (2) the Mortgagor’s name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property; (5) the number and type of residential units constituting the Mortgaged Property (i.e. a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development, manufactured housing); (6) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) the LTV and CLTV, each at the origination; (8) the Mortgage Interest Rate as of

H-6

Exhibit H
the Cut-off Date; (9) the date on which the Monthly Payment was due on the Purchased Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (10) the stated maturity date; (11) the amount of the Monthly Payment as of the Cut-off Date; (12) the original principal amount of the Purchased Mortgage Loan; (13) the principal balance of the Purchased Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due and collected on or before the Cut-off Date; (14) with respect to Adjustable Rate Mortgage Loans, the Interest Rate Adjustment Date; (15) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (16) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (17) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (18) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Cap under the terms of the Mortgage Note; (19) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Floor under the terms of the Mortgage Note; (20) the type of Purchased Mortgage Loan (i.e., Fixed Rate, Adjustable Rate, First Lien, Second Lien); (21) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (22) a code indicating the documentation style (i.e. full, alternative or reduced); (23) the loan credit classification (as described in the Underwriting Guidelines); (24) whether such Purchased Mortgage Loan provides for a Prepayment Penalty; (25) the Prepayment Penalty period of such Purchased Mortgage Loan, if applicable; (26) a description of the Prepayment Penalty, if applicable; (27) the Mortgage Interest Rate as of origination; (28) the credit risk score (FICO score) at origination; (29) the date of origination; (30) the Mortgage Interest Rate adjustment period; (31) the Mortgage Interest Rate adjustment percentage; (32) the Mortgage Interest Rate floor; (33) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (34) a code indicating whether the Purchased Mortgage Loan is a Section 32 Purchased Mortgage Loan; (35) a code indicating whether the Purchased Mortgage Loan is assumable; (36) a code indicating whether the Purchased Mortgage Loan has been modified; (37) the one-year payment history; (38) with respect to the related Mortgagor, the debt-to-income ratio; (39) the Appraised Value of the Mortgaged Property; (40) the sales price of the Mortgaged Property if the Purchased Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (41) a code indicating if the Purchased Mortgage Loan is a High Cost Loan or Home Loan as such terms are defined in the then current Standard & Poor’s Glossary; and (42) with respect to each Option ARM Mortgage Loan, (a) a detailed transaction history indicating how all payments were applied, (b) the total negative amortization amount as of the Closing Date and (c) all adjustable rate change histories. With respect to the Purchased Mortgage Loans in the aggregate, the Purchased Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Purchased Mortgage Loans; (2) the current aggregate outstanding principal balance of the Purchased Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Purchased Mortgage Loans; and (4) the weighted average maturity of the Purchased Mortgage Loans.
          “Qualified Appraiser” means an appraiser, duly appointed by a Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Purchased Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Purchased Mortgage Loan was originated.

H-7

Exhibit H
          “Qualified Insurer” means any of PMI Mortgage Insurance Co., Mortgage Guaranty Insurance Corporation, Radian Guaranty Inc. or any affiliate thereof or any other mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it.
          “RESPA” means Real Estate Settlement Procedures Act, as amended from time to time.
          “Second Lien Mortgage Loan” means a Mortgage Loan secured by a second lien Mortgage on the related Mortgaged Property.
          “Standard & Poor’s” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies Inc., and its successors in interest.
          “Standard & Poor’s Glossary” means the Standard & Poor’s LEVELS® Glossary, as may be in effect from time to time.
          “Stated Principal Balance” means, as to each HELOC, (i) the principal balance of such HELOC at the Cut-off Date after giving effect to payments of principal received on or before such date plus (ii) any Additional Balances in respect of such HELOC.
          “Underwriting Guidelines” means the underwriting guidelines of each Seller.
          (b) Seller Fundamental Representations. For purposes of the Agreement, the representations and warranties set forth below in clauses (a), (b), (c), (d), (h), (j) (solely with respect to subclauses (i) and (ii) thereof), (q) (solely with respect to subclause (i) thereof), (ff), (ii) and (ll) of Section H-2 of this Exhibit H shall be deemed to be “Seller Fundamental Representations”.
H-2 Representations and Warranties.
          Sellers hereby jointly and severally represent and warrant to Purchasers that, as to each Purchased Mortgage Loan that is a residential Mortgage Loan (other than a Construction Loan), except as set forth on Schedule 4.5, the following statements are true and correct as of the date of this Agreement and as of the Closing Date (as though such representations and warranties were made as of the Closing Date):
                    (a) Ownership. The applicable Seller is the sole owner of record and holder of the Purchased Mortgage Loan and the indebtedness evidenced by each Mortgage Note. The applicable Seller owns the entire right, title and interest in and to the Servicing Rights and the sole right to service the related Purchased Mortgage Loan, subject to the Servicing Agreements but free and clear of all Liens. The Purchased Mortgage Loan is not assigned or pledged, and the applicable Seller has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Purchased Mortgage Loan to the Whole Loan Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other

H-8

Exhibit H
party, to sell and assign each Purchased Mortgage Loan pursuant to this Agreement and following the sale of each Purchased Mortgage Loan, the Whole Loan Purchaser will own such Purchased Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.
                    (b) Priority. The Mortgage is genuine, legal and valid, and is a subsisting and enforceable first or second lien on the Mortgaged Property. The lien of the Mortgage is subject only to:
          (i) the lien of current real property Taxes and assessments not yet due and payable;
          (ii) covenants, conditions, and restrictions, rights of way, easements and other matters of the public record;
          (iii) other matters which do not materially interfere with the benefits of the security intended to be provided by the Mortgage; and
          (iv) solely with respect to a second lien Purchased Mortgage Loan, the lien of the first Mortgage on the Mortgaged Property.
                     (c) Enforceability. Each Mortgage Note and Mortgage (i) is enforceable in accordance with its terms in all material respects, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar Laws of general application relating to or affecting creditors’ rights and, with respect to the Mortgage, except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts and (ii) contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee’s sale and (B) otherwise by judicial foreclosure and the holder of the related Purchased Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. If the Purchased Mortgage Loan is secured by a long-term residential lease or ground lease, (i) the lessor under the lease holds a fee simple interest in the land; and (ii) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor’s consent and the acquisition by the holder of the Mortgage Loan of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage Loan with substantially similar protections.
                    (d) Fraud. No Seller has committed any fraud in connection with the origination of such Purchased Mortgage Loan. To Seller’s Knowledge, there has been no identity fraud committed against Mortgagor in connection with the origination of such Purchased Mortgage Loan that would have be materially adverse to the Mortgagor or his or her financial condition. No information, statement, tape, diskette, report, form or other document, including but not limited to the statements and information contained in the origination application and documentation for each Mortgage Loan, furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements

H-9

Exhibit H
contained herein or therein no misleading; provided, that with respect to any information provided by third parties, this representation is only made to Sellers’ Knowledge.
                    (e) Data. The information with respect to each Purchased Mortgage Loan, individually, and with respect to all Purchased Mortgage Loans, collectively, in each of the Loan Test Tape and the Loan Data Tape is true, complete and correct in all material respects as of its date.
                    (f) No Outstanding Charges. The Mortgagor is not in default in complying with the terms of the related Mortgage and all taxes, governmental assessments, insurance premiums, or other assessments or charges which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The applicable Seller has not advanced any payments, or induced, solicited or knowingly received any advance of payments by a party other than the Mortgagor, directly or indirectly.
                    (g) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered, modified, satisfied, canceled, subordinated or rescinded, in whole or in part, in any respect, from the date of origination except by a written instrument which has been recorded, if necessary to protect the interests of the applicable Seller, and which shall be delivered to the Whole Loan Purchaser or to such Person as the Whole Loan Purchaser shall designate in writing, and the terms of which are reflected in the related Purchased Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the title insurer, if any, to the extent required by the policy, and its terms are reflected on the related Purchased Mortgage Loan Schedule, if applicable. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the Loan File delivered to the Whole Loan Purchaser or to such Person as the Whole Loan Purchaser shall designate in writing and the terms of which are reflected in the related Purchased Mortgage Loan Schedule.
                    (h) No Defenses. The Purchased Mortgage Loan is not subject to any right of rescission or any valid right of set-off, counterclaim or defense (including without limitation the defense of usury) nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission or any valid right to set-off, counterclaim or defense (including without limitation the defense of usury), and no such right of rescission or valid right to set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Purchased Mortgage Loan was originated.
                    (i) Hazard Insurance. The related Mortgaged Property is covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage as are customary in the area where the Mortgaged Property is located. If required by the Flood Disaster Protection Act of 1973, as amended, a flood insurance policy is in effect with respect to each Mortgaged Property associated with a each such first lien Purchased Mortgage Loan, as the case may be, and originated on or after July 1, 2005 with a generally

H-10

Exhibit H
acceptable carrier in an amount representing the necessary coverage for each property and meeting the requirements of the current guidelines of the Federal Flood Insurance Administration. Such hazard insurance policy contains a standard mortgagee clause naming the originator and its successors and assigns as loss payee. With respect to any such Purchased Mortgage Loan described above, the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to obtain reimbursement therefor from the Mortgagor. All premiums have been paid.
               (j) Compliance with Laws.
     (i) Any and all requirements of any federal, state or local law, regulation or ordinance, including usury, truth in lending, real settlement procedures, consumer credit protection, predatory, abusive and fair lending laws, equal credit opportunity and disclosure laws or unfair and deceptive practices laws including any provisions relating to prepayment penalties, have been complied with in all respects and the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, except for any noncompliance or violation that would not, individually or in the aggregate, be material to a Purchased Mortgage Loan, individually, or to the Purchased Mortgage Loans, taken as a whole.
     (ii) The origination, servicing and collection practices used by the applicable Seller with respect to the Purchased Mortgage Loan have been in all respects in compliance in all respects with applicable requirements of Law, except for any noncompliance that would not, individually or in the aggregate, be material to an Purchased Mortgage Loan, individually, or to the Purchased Mortgage Loans, taken as a whole.
     (iii) All Escrow Payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the applicable Seller have been capitalized under the Mortgage or the Mortgage Note.
     (iv) All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage and Mortgage Note on the related Interest Rate Adjustment Date. The applicable Seller executed and delivered any and all notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.

H-11

Exhibit H
     (v) The applicable Seller has within the last twelve (12) months (unless such Mortgage Loan was originated within such twelve-month period) analyzed the required Escrow Payments for each Mortgage Loan and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law.
                    (k) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The applicable Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Purchased Mortgage Loan to be in default, nor has such Seller waived any default resulting from any action or inaction by the Mortgagor.
                     (l) Location, Type, Improvements and Occupancy of Mortgaged Property. The Mortgaged Property is located in the state identified in the related Purchased Mortgage Loan Schedule and consists of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development or a de minimis planned unit development. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. The Purchased Mortgage Loan does not provide for the calculation of interest to be made on a “daily simple interest” basis. No Purchased Mortgage Loan is an Option ARM Mortgage Loan. The Purchased Mortgage Loan did not have an initial term of 36 months or less.
                    (m) No MH Loans. The Purchased Mortgage Loan is not a MH Loan.
                    (n) Full Disbursement of Proceeds. The Purchased Mortgage Loan has been closed and the proceeds of the Purchased Mortgage Loan have been fully disbursed (other than respect to HELOCs) and there is no requirement for future advances thereunder (other than Additional Balances in the case of any HELOC), and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Purchased Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

H-12

Exhibit H
                    (o) Doing Business. All parties which have had any interest in the Purchased Mortgage Loan, whether as Mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the Laws of the state wherein the Mortgaged Property is located, and (ii) either (A) organized under the Laws of such state, or (B) qualified to do business in such state, or (C) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (iii) not doing business in such state.
                    (p) CLTV, LTV. If the Purchased Mortgage Loan is a Second Lien Mortgage Loan, it does not have a CLTV in excess of 100%. The Purchased Mortgage Loan does not have an LTV greater than 100%.
                    (q) Title Insurance.
               (i) If such Purchased Mortgage Loan is not a HELOC is covered by an ALTA lender’s title insurance policy or other generally acceptable form of policy of insurance issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the applicable Seller, its successors and assigns, as to the first or second priority lien of the related Mortgage in the original principal amount of the such Purchased Mortgage Loan. Such title insurance policy is valid and in full force and effect
               (ii) With respect to each HELOC having an original Credit Limit in excess of $250,000, a lender’s policy of title insurance, expressClose.com lender master protection program (standard mortgage guaranty) or a commitment letter (binder) to issue the same or an attorney’s certificate or opinion of title was effective on the date of the origination of each such HELOC and each such policy or certificate or opinion of title is valid and remains in full force and effect. Such lender’s policy of title insurance is acceptable to Fannie Mae and Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the applicable Seller, its successors and assigns as to the lien priority specified on the HELOC Schedule with respect to the related Mortgage in the original principal amount of such HELOC and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of such Mortgage providing for adjustment to the applicable Mortgage Interest Rate and Minimum Monthly Payment.
               (iii) The applicable Seller, its successors and assigns, are the sole insureds of such lender’s title insurance policy, and such lender’s title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. The Lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second lien priority (as applicable) by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac.

H-13

Exhibit H
                    (r) No Waiver of Defaults. Neither the applicable Seller nor any of its affiliates nor any of their respective predecessors, have waived any default, breach, violation or event which would permit acceleration.
                    (s) Payment Terms. No Purchased Mortgage Loan contains terms or provisions which would result in negative amortization. Principal payments on the Purchased Mortgage Loan commenced no more than sixty (60) days after funds were disbursed in connection with the Purchased Mortgage Loan. The Mortgage Interest Rate as well as the Lifetime Rate Cap and the Periodic Cap, are as set forth on the Purchased Mortgage Loan Schedule. Other than with respect to HELOCs and interest only loans, the Mortgage Note is payable in equal monthly installments of principal and interest, which installments of interest, with respect to Adjustable Rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Purchased Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty (30) years from commencement of amortization. The Purchased Mortgage Loan is payable on the first day of each month. There are no Convertible Mortgage Loans in the Purchased Mortgage Loans, which contain a provision allowing the Mortgagor to convert the Mortgage Note from an adjustable interest rate Mortgage Note to a fixed interest rate Mortgage Note. No Purchased Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than seven (7) years.
                    (t) No Additional Collateral. The related Mortgage Note is not and has not been secured by any collateral except the Lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage.
                    (u) Condominiums/Planned Unit Developments. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project related to such Purchased Mortgage Loan was originated in accordance with, and the Mortgaged Property meets the guidelines set forth in the applicable Seller’s Underwriting Guidelines and any applicable laws. The construction of such condominium or planned unit development project has been completed and the homeowners’ association with respect to such condominium or planned unit development project has been formed and is managing such condominium or planned unit development project. No Seller has received notice of the conversion of any condominium or planned unit development project to a rental project.
                    (v) Transfer of Purchased Mortgage Loans. The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee), with respect to each Purchased Mortgage Loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located. The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Sellers are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction.
                    (w) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Purchased Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller,

H-14

Exhibit H
the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor, except with respect to a HELOC, does it contain any other similar provisions which may constitute a “buydown” provision. Each Purchased Mortgage Loan is not a graduated payment mortgage loan and each Purchased Mortgage Loan does not have a shared appreciation or other contingent interest feature. To the extent any HELOC contains any buydown provision, such buydown funds have been maintained and administered in accordance with, and such HELOC otherwise complies with, Fannie Mae/Freddie Mac requirements relating to buydown loans.
                    (x) Solvency. The Mortgagor is not in bankruptcy.
                    (y) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The consolidated principal amount does not exceed the original principal amount of the Purchased Mortgage Loan.
                    (z) Condemnation. There is no proceeding pending or, to the Sellers’ knowledge, threatened for the total or partial condemnation of the related Mortgaged Property
                    (aa) Servicing Practices. The origination, servicing and collection practices used by the applicable Seller, and any prior servicer with respect to the Purchased Mortgage Loan have been in all respects in material compliance with Accepted Servicing Practices and have been in all material respects legal and proper and prudent in the mortgage origination and servicing business. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of the applicable Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.
                    (bb) No Violation of Environmental Laws. The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgage Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.
                    (cc) Servicemembers Civil Relief Act of 2003. The Mortgagor has not notified the applicable Seller, and such Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act of 2003.
                    (dd) Appraisal. The Loan File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Purchased Mortgage Loan application by a Qualified Appraiser, duly appointed by the related originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Purchased Mortgage Loan, and the appraisal and

H-15

Exhibit H
appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Purchased Mortgage Loan was originated.
                    (ee) Value of Mortgaged Property. To Seller’s knowledge there have been no action taken by a Government Entity that could be expected to adversely affect the value or the marketability of any Purchased Mortgage Loan or related Mortgage Property or to cause the Purchased Mortgage Loans to prepay during any period materially faster or slower than similar Mortgage Loans held by the Sellers generally secured by properties in the same geographic area as the related Mortgaged Property.
                    (ff) No Defense to Insurance Coverage.
               (i) The Sellers have caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchases in any insurance policies applicable to the Purchased Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Whole Loan Purchaser.
               (ii) No action has been taken or failed to be taken by Sellers on or prior to the Closing Date, which has resulted or will result in an exclusion from, denial of, or defense to coverage under any primary mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Sellers, but not including the failure of such insurer to pay by reason of such insurer’s breach of such insurance policy or such insurer’s financial inability to pay.
                    (gg) Credit Information. The Sellers in their respective capacity as servicers, for each Purchased Mortgage Loan, represent and warrant that they have fully furnished, in accordance with the Fair Credit Reporting Act and their respective implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on their respective Mortgagor credit files to each of Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.
                    (hh) Leaseholds. If the Purchased Mortgage Loan is secured by a long-term residential lease or ground lease, (i) the terms of such lease do not (A) allow the termination thereof upon the lessee’s default without the holder of the Mortgage Loan being entitled to receive written notice of, and opportunity to cure, such default, (B) allow the termination of the lease in the event of damage or destruction as long as the Mortgage Loan is in existence, (C) prohibit the holder of the Mortgage Loan from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (D) permit any increase in rent other than pre-established increases set forth in the lease; (ii) the original term of such lease is not less than fifteen (15) years; (iii) the term of such lease does not terminate earlier than five (5) years after the maturity date of the Mortgage Note; and (iv) the

H-16

Exhibit H
Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.
                    (ii) Predatory Lending Regulations. The Purchased Mortgage Loan is not a High Cost Loan or Covered Loan, as applicable, and if the Purchased Mortgage Loan was originated on or after October 1, 2002 through March 6, 2003 it is not governed by the Georgia Fair Lending Act. The Purchased Mortgage Loan is not covered by the Home Ownership and Equity Protection Act of 1994 and the Purchased Mortgage Loan is not in violation of any comparable state or local law, regulation or ordinance. Each Purchased Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae Guides. No predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the Mortgagor to repay and the extension of credit which has no apparent benefit to the Mortgagor, were employed in the origination of the Purchased Mortgage Loan.
                    (jj) Tax Service Contract; Flood Certification Contract. The Purchased Mortgage Loan is covered by a paid in full, life of loan, tax service contract and a paid in full, life of loan, flood certification contract and each of these contracts is assignable to the Whole Loan Purchaser.
                    (kk) Recordation. The original Mortgage was recorded and, except for those Purchased Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Whole Loan Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded.
                    (ll) Litigation. The Purchased Mortgage Loan is not subject to any outstanding litigation for fraud, origination, predatory lending, servicing or closing practices.
                    (mm) Second Lien Mortgage Loans. If the Purchased Mortgage Loan is a Second Lien Mortgage Loan:
               (i) No Negative Amortization of Related First Lien Loan. The related first lien loan does not permit negative amortization;
               (ii) Request for Notice; No Consent Required. Where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender has filed for record a request for notice of any action by the related senior lienholder, and the applicable Seller has notified such senior lienholder in writing of the existence of the Second Lien Mortgage Loan and requested notification of any action to be taken against the Mortgagor by such senior lienholder. Either (a) no consent for the Second Lien Mortgage Loan is required by the holder of the related first lien loan or (b) such consent has been obtained and is contained in the related Loan File;
               (iii) No Default Under First Lien. To the best of the applicable Seller’s knowledge, the related first lien loan is in full force and effect, and there is no default lien, breach, violation or event which would permit acceleration existing under such first

H-17

Exhibit H
lien mortgage or mortgage note, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration under such first lien loan; and
               (iv) Right to Cure First Lien. The related first lien mortgage contains a provision which provides for giving notice of default or breach to the Mortgagee under the Purchased Mortgage Loan and allows such Mortgagee to cure any default under the related first lien mortgage; and
               (v) Principal Residence. The related Mortgaged Property is the Mortgagor’s principal residence.
                    (nn) Condotels. The Purchased Mortgage Loan is not secured by a condominium unit that is part of a condominium development that operates as, or holds itself out to be, a condominium hotel.
                    (oo) The Minimum Monthly Payment with respect to any HELOC is not less than the interest accrued at the applicable Mortgage Interest Rate on the average daily Stated Principal Balance during the Billing Cycle relating to the date on which such Minimum Monthly Payment is due.
                    (pp) Each HELOC accrues interest at an adjustable Mortgage Interest Rate computed on the actual number of days in a Billing Cycle and either a 365-day or 360-day year. With respect to each HELOC, each Mortgage Interest Rate adjusts monthly (except during a three month initial period) to equal the sum of the applicable Index and the Gross Margin, subject to a Maximum Mortgage Interest Rate and a Minimum Mortgage Interest Rate.
                    (qq) Each HELOC requires the payment of a Cancellation Fee, where applicable.
                    (rr) Each HELOC has an original term to maturity of either 180 months or 300 months. Each HELOC has a Draw Period of either 5 or 15 years followed by an Amortization Period of ten years.
                    (ss) No HELOC was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property.
                    (tt) With respect to any broker fees collected and paid on any of the HELOCs, all broker fees have been properly assessed to the Mortgagor.
               Sellers hereby jointly and severally represent and warrant to Purchasers that, as to each Purchased Mortgage Loan that is a Construction Loan, except as set forth on Schedule 4.5, the following statements are true and correct as of the date of this Agreement and as of the Closing Date (as though such representations and warranties were made as of the Closing Date):
                    (uu) With respect to each Construction Loan:

H-18

Exhibit H
               (i) Such Construction Loan has an origination date which is no earlier than thirty (30) days prior to the Closing Date;
               (ii) Such Construction Loan is secured by a first Lien on the real property to which the construction plan relates, any improvements thereon, building materials, goods, supplies, fixtures, furnishings, and equipment to be incorporated in the improvements, whether or not stored on such real property or elsewhere, together with all rights of Mortgagor under policies of insurance covering such real property and all proceeds, refunds and payments relating thereto and all of Mortgagor’s rights under the construction contracts, architects’ contract, engineering contracts and other professional contracts and subcontracts (the “Construction Contracts”), licenses and permits issued and/or obtained in connection with such construction;
               (iii) Such Construction Loan is documented by construction loan and security agreements which are approved by external counsel expert in the matters of construction lending and which are standard of the construction loan documentation used in the industry by firms comparable to Sellers. Such documentation provides for compliance with all of the preconditions to additional amounts drawn under the terms of the related construction loan agreement, including, but not limited to (A) a clean title continuation, (B) the Construction Loan being in balance, (C) required equity having been previously or concurrently invested in the property, (D) compliance with local lien law provisions, (E) all approved change orders having been made in accordance with the provisions of the related construction loan agreement, (F) compliance with all requirements for establishing a first lien on all stored materials whether on or off site, and (G) consents obtained from the general contractor, architect and engineer for the assignment of their respective contracts to the applicable Seller;
               (iv) the title insurance policy insuring the Construction Loan contains a pending disbursement endorsement or other similar endorsement insuring the full amount of the Construction Loan to be disbursed subject to the disbursement of the proceeds;
               (v) the applicable Seller has approved the budget for construction which contains all costs to be incurred by Mortgagor for the construction of the applicable project and the sum of the costs of construction and all equity invested in the property or required to be invested in the property are sufficient in such Seller’s opinion to complete the contemplated construction project, including a reasonable and customary contingency for cost overruns;
               (vi) the Construction Contracts are in customary form, have been assigned to the Seller and the counterparty thereto has agreed to perform thereunder for the Seller’s benefit;
               (vii) the Construction Contracts are either “guaranteed maximum price” contracts from creditworthy counterparties, bonded or the Mortgagor has provided the applicable Seller sufficient guaranties, warranties or other security confirming the payment and performance thereof;

H-19

Exhibit H
               (viii) all permits, licenses and approvals necessary or required pursuant to any Law to construct the improvements in accordance with the approved plans and specifications have been obtained and approved by the applicable Seller;
               (ix) with respect to Construction Loans which are for Mortgaged Properties to be sold, bona fide contracts of sale have been entered into to purchase the Mortgaged Property upon substantial completion thereof which have been approved by applicable Seller and contain no contingencies therein to the performance of the purchaser thereunder which have not been approved by such Seller;
               (x) requires the escrow of monies equal to and for payment of interest payments due on the Mortgage Notes related to the Construction Loan.
                    (vv) No “Cost Plus” Construction Loans. No Construction Loan is a “cost plus” Construction Loan.
                    (ww) No Change Orders. No Construction Loan is the subject of a change order which could materially decrease the value of the Mortgaged Property as determined by the “as built” appraisal on the Mortgaged Property without Whole Loan Purchaser’s prior written consent.

H-20

Exhibit H
Representations and Warranties with respect to Purchased Mortgage Loans
H-1 (a) Definitions. For purposes of this Exhibit H, the following capitalized terms shall have the respective meanings set forth below. Capitalized terms used in this Exhibit H but not otherwise defined shall have the meanings assigned to them in Section 1.1 of the Agreement.
          “Accepted Servicing Practices” means, with respect to each Mortgage Loan, (a) those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and (b) the Delinquency Collection Policies and Procedures.
          “Additional Balance” means, with respect to any HELOC, any future Draw made by the related Mortgagor pursuant to the related Mortgage Loan Documents after the Cut-off Date.
          “Adjustable Rate Mortgage Loan” means an adjustable rate Purchased Mortgage Loan.
          “Adjustment Date” means, with respect to each HELOC, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the HELOC is adjusted in accordance with the terms of the Mortgage Note.
          “ALTA” means The American Land Title Association, or any successor thereto.
          “Amortization Period” means, with respect to any HELOC, the period of time subsequent to the Draw Period during which the Obligor is obligated to make Minimum Monthly Payments equal to interest accrued on the Stated Principal Balance plus 1/120th of such Stated Principal Balance.
          “Appraisal” means a written real estate appraisal of a Mortgaged Property made by an appraiser and performed in accordance with industry standards in the area where the Mortgaged Property which is the subject of such Appraisal is located.
          “Appraised Value” means the value set forth in an Appraisal made in connection with the origination of the related Mortgage Loan.
          “Assignment of Mortgage” means an assignment of the Mortgage Loan, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage Loan to the Whole Loan Purchaser.
          “Billing Cycle” means, with respect to any HELOC and Due Date, the calendar month preceding that Due Date.
          “Cancellation Fee” means, with respect to any HELOC, a fee, as permitted by Law and as specified in the HELOC Mortgage Loan Documents, required to be paid pursuant to the related Loan Agreement by the Mortgagor in connection with an early termination of such HELOC.

Exhibit H
          “Combined Loan-to -Value Ratio or CLTV” means, as of the date of origination and as to any Second Lien Mortgage Loan, the ratio, expressed as a percentage, of the (a) sum of (i) the outstanding principal balance of the Second Lien Mortgage Loan as of the date of origination and (ii) the outstanding principal balance as of the date of origination of any mortgage loan or mortgage loans that are senior or equal in priority to the Second Lien Mortgage Loan and which are secured by the same Mortgaged Property to (b) the lesser of the Appraised Value at origination and the purchase price of the Mortgaged Property. With respect to any HELOC, “Combined Loan-to-Value Ratio” or “CLTV” means the ratio, expressed as a percentage, of the (a) sum of (i) the Stated Principal Balance (or the original principal balance, if so indicated) of such HELOC and (ii) the Stated Principal Balance (or the original principal balance, if so indicated) as of such date of any mortgage loan or mortgage loans that are senior or equal in priority to the HELOC and which are secured by the same Mortgaged Property to (b) the Appraised Value of the related Mortgaged Property at origination.
          “Condemnation Proceeds” means all awards or settlements in respect of a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation.
          “Construction Loan” means any Purchased Mortgage Loan that is made in connection with the construction or rehabilitation of the Mortgaged Property.
          “Convertible Mortgage Loan” means any individual Adjustable Rate Mortgage Loan which contains a provision whereby the Mortgagor is permitted to convert the Adjustable Rate Mortgage Loan to a fixed rate Mortgage Loan in accordance with the terms of the related Mortgage Note.
          “Covered Loan” means a Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor’s Glossary.
          “Credit Limit” means, with respect to any HELOC, the maximum unpaid Stated Principal Balance permitted under the terms of the related Mortgage Loan Documents.
          “Delinquency Collection Policies and Procedures” means the delinquency collection policies and procedures of the Sellers.
          “Draw” means, with respect to any HELOC, a borrowing by the Mortgagor under the related Mortgage Loan Documents.
          “Draw Period” means, with respect to each HELOC, the period commencing after the date of origination of such HELOC, during which the related Mortgagor is permitted to make Draws.
          “Due Date” means, with respect to each Mortgage Loan other than a HELOC, the day of the month on which each Monthly Payment is due on such Mortgage Loan, pursuant to the terms of the related Mortgage Note, exclusive of any days of grace. With respect to each HELOC, Due Date means the first day of the month on which the Minimum Monthly Payment is due on the HELOC, exclusive of any days of grace.

Exhibit H
          “Escrow Payments” means, with respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to the Mortgage or any other document.
          “Fannie Mae Guides” means the Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.
          “FICO” means Fair Isaac Corporation, or any successor thereto.
          “Fixed Rate Mortgage Loan” means a fixed rate Purchased Mortgage Loan.
          “First Lien” means, with respect to any HELOC that is a Second Lien Mortgage Loan, the Mortgage Loan relating to the corresponding Mortgaged Property having a first priority Lien.
          “Gross Margin” means, with respect to each Adjustable Rate Mortgage Loan or each HELOC, the fixed percentage amount set forth in the related Mortgage Note which amount is added to the Index in accordance with the terms of the related Mortgage Note to determine on each Interest Rate Adjustment Date the Mortgage Interest Rate for such Mortgage Loan.
          “HELOC” means an individual home equity line of credit included in the Purchased Mortgage Loans, including any Additional Balances with respect thereto, each such being identified on the HELOC Schedule, which HELOC includes without limitation the Loan File, the Minimum Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, proceeds from the disposition of REO Property, and all other rights, benefits, proceeds and obligations arising from or in connection with such HELOC, Except as expressly indicated in this Exhibit H, the term “Purchased Mortgage Loan” shall include HELOCs.
          “HELOC Schedule” means the schedule of HELOCs identified on Section 1.1(a), such schedule setting forth the following information with respect to each HELOC: (1) the Sellers HELOC identifying number; (2) the Mortgagor’s name; (3) the street address of the Mortgaged Property including the state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied; (5) the type of residential property constituting the Mortgaged Property; (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) with respect to each first lien HELOC, the LTV at origination and as of the Cut-off Date; (8) with respect to each second lien HELOC, the Combined Loan-to-Value Ratio at origination and as of the Cut-off Date; (9) the Mortgage Interest Rate at origination and as of the Cut-off Date; (10) the HELOC origination date; (11) the paid through date; (12) the stated maturity date of the HELOC and, if applicable, of the First Lien; (13) the amount of the Minimum Monthly Payment as of the Cut-off Date; (14) the Stated Principal Balance of the HELOC and, if applicable, the principal balance of the related First Lien as of the Cut-off Date; (15) a code indicating the documentation style (i.e., full, alternative or reduced); (16) the number of times during the twelve (12) month period preceding the Closing Date that any Minimum Monthly Payment has been received thirty (30) or more

Exhibit H
days after its Due Date; (17) the date on which the first payment is due; (18) a code indicating whether or not the HELOC is the subject of a Cancellation Fee as well as the terms of the Cancellation Fee; (19) the credit risk score (FICO score) at the time of origination of the HELOC; (20) the first Adjustment Date and the Adjustment Date frequency; (21) the Gross Margin; (22) the Maximum Mortgage Interest Rate under the terms of the Mortgage Note; (23) the Minimum Mortgage Interest Rate under the terms of the Mortgage Note; (24) the first Adjustment Date immediately following the Cut-off Date; (25) a code indicating whether the HELOC is a first or second lien HELOC; (26) the Index; (27) Credit Limit; (28) Draw Period; (29) Amortization Period or repayment period; (30) with respect to the related Mortgagor, the debt-to-income ratio; and (31) the Due Date.
          With respect to the HELOCs in the aggregate, the HELOC Schedule shall set forth the following information, as of the Cut-off Date, unless otherwise specified: (1) the number of HELOCs; (2) the current aggregate principal balance of the HELOCs; (3) the weighted average Mortgage Interest Rate of the HELOCs; (4) the weighted average original months to maturity of the HELOCs and the weighted average remaining months to maturity of the HELOCs.
          “High Cost Loan” means a Mortgage Loan (a) covered by the Home Ownership and Equity Protection Act of 1994 (“HOEPA”), (b) with an “annual percentage rate” or total “points and fees” payable by the related Mortgagor (as each such term is calculated under HOEPA) that exceed the thresholds set forth by HOEPA and its implementing regulations, including 12 C.F.R. § 226.32(a)(l)(i) and (ii), (c) classified as a “high cost home,” “threshold,” “covered,” “high risk home,” “predatory” or similar loan under any other state, federal or local law, regulation or ordinance (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (d) a Purchased Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor’s Glossary. For avoidance of doubt, the Parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.
          “Home Loan” means a Purchased Mortgage Loan categorized as Home Loan pursuant to Appendix E of Standard & Poor’s Glossary.
          “Index” means, with respect to each Adjustable Rate Mortgage Loan, a rate per annum as specified in the related Purchased Mortgage Loan Schedule. With respect to any HELOC, Index means the Prime Rate.
          “Insurance Proceeds” means with respect to each HELOC, proceeds of insurance policies insuring the HELOC or the related Mortgaged Property.
          “Interest Rate Adjustment Date” means, with respect to each Adjustable Rate Mortgage Loan, the date, specified in the related Mortgage Note and the related Purchased Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.
          “Lifetime Rate Cap” means the provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate which, during the terms of each Adjustable Rate Mortgage Loan, shall not at any time exceed the

Exhibit H
Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the related Purchased Mortgage Loan Schedule.
          “Liquidation Proceeds” means amounts, other than PMI Proceeds, Condemnation Proceeds and Other Insurance Proceeds, received by the servicer in connection with the liquidation of a defaulted HELOC through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property.
          “Loan-to-Value Ratio or LTV” means, with respect to any Mortgage Loan, the ratio (expressed as a percentage) of the outstanding principal amount of the Mortgage Loan as of the related Cut-off Date (unless otherwise indicated), to the lesser of (a) the Appraised Value of the Mortgaged Property at origination and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property. With respect to any HELOC, Loan-to-Value Ratio or LTV means the ratio (expressed as a percentage) of the Stated Principal Balance (or the original principal balance, if so indicated) of such HELOC as of the date of determination to the Appraised Value of the related Mortgaged Property at origination.
          “Maximum Mortgage Interest Rate” means, with respect to each HELOC, a rate that is set forth on the HELOC Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such HELOC may be increased on any Adjustment Date.
          “MH Loan” means any manufactured housing installment sales contract or installment loan agreement secured by a unit of manufactured housing and, in certain cases, a Mortgage on real estate on which such manufactured home is situated.
          “Minimum Monthly Payment” means the scheduled monthly payment of principal and interest on a HELOC.
          “Minimum Mortgage Interest Rate” means, with respect to each HELOC, a rate that is set forth on the HELOC Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such HELOC may be decreased on any Adjustment Date.
          “Monthly Payment” means the scheduled monthly payment of principal and interest on a Mortgage Loan.
          “Mortgagee” means the mortgagee or beneficiary named in the Mortgage and the successors and assigns of such Mortgagee or beneficiary.
          “Mortgage Interest Rate” means the annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.
          “Option ARM Mortgage Loan: means an Adjustable Rate Mortgage Loan that gives the related Mortgagor at least three different payment options each month, which include: (i) a minimum monthly payment option, (ii) an interest-only payment option or (iii) a full principal and interest option which amortizes over 30 years or less.

Exhibit H
          “Other Insurance Proceeds” means proceeds of any title policy, hazard policy, pool policy or other insurance policy covering a HELOC, other than the PMI Policy, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.
          “Periodic Rate Cap” means the provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Interest Rate Adjustment Date above or below the Mortgage Interest Rate previously in effect. The Periodic Rate Cap for each Adjustable Rate Mortgage Loan included in the Purchased Mortgage Loans is the rate set forth on the Purchased Mortgage Loan Schedule.
          “Periodic Rate Floor” means, with respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may decrease on an Interest Rate Adjustment Date below the Mortgage Interest Rate previously in effect.
          “PMI Policy” means a policy of private mortgage guaranty insurance relating to a HELOC and issued by a Qualified Insurer.
          “PMI Proceeds” means proceeds of any PMI Policy.
          “Prepayment Penalty” means with respect to each Mortgage Loan, the fee, if any, payable upon the prepayment, in whole or in part, of such Mortgage Loan, as set forth in the related Mortgage Note.
          “Prime Rate” means the prime rate announced to be in effect from time to time as published as the average rate in The Wall Street Journal (Northeast Edition).
          “Principal Prepayment” means any payment or other recovery of principal on a HELOC which is received in advance of its scheduled Due Date, excluding any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.
          “Purchased Mortgage Loan Schedule” means the schedule of Purchased Mortgage Loans (other than HELOCs) identified on Section 1.1(a) setting forth certain information with respect to each Purchased Mortgage Loan, which must include at a minimum: (1) the Seller’s Purchased Mortgage Loan identifying number; (2) the Mortgagor’s name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property; (5) the number and type of residential units constituting the Mortgaged Property (i.e. a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development, manufactured housing); (6) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) the LTV and CLTV, each at the origination; (8) the Mortgage Interest Rate as of

Exhibit H
the Cut-off Date; (9) the date on which the Monthly Payment was due on the Purchased Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (10) the stated maturity date; (11) the amount of the Monthly Payment as of the Cut-off Date; (12) the original principal amount of the Purchased Mortgage Loan; (13) the principal balance of the Purchased Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due and collected on or before the Cut-off Date; (14) with respect to Adjustable Rate Mortgage Loans, the Interest Rate Adjustment Date; (15) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (16) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (17) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (18) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Cap under the terms of the Mortgage Note; (19) with respect to Adjustable Rate Mortgage Loans, the Periodic Rate Floor under the terms of the Mortgage Note; (20) the type of Purchased Mortgage Loan (i.e., Fixed Rate, Adjustable Rate, First Lien, Second Lien); (21) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (22) a code indicating the documentation style (i.e. full, alternative or reduced); (23) the loan credit classification (as described in the Underwriting Guidelines); (24) whether such Purchased Mortgage Loan provides for a Prepayment Penalty; (25) the Prepayment Penalty period of such Purchased Mortgage Loan, if applicable; (26) a description of the Prepayment Penalty, if applicable; (27) the Mortgage Interest Rate as of origination; (28) the credit risk score (FICO score) at origination; (29) the date of origination; (30) the Mortgage Interest Rate adjustment period; (31) the Mortgage Interest Rate adjustment percentage; (32) the Mortgage Interest Rate floor; (33) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (34) a code indicating whether the Purchased Mortgage Loan is a Section 32 Purchased Mortgage Loan; (35) a code indicating whether the Purchased Mortgage Loan is assumable; (36) a code indicating whether the Purchased Mortgage Loan has been modified; (37) the one-year payment history; (38) with respect to the related Mortgagor, the debt-to-income ratio; (39) the Appraised Value of the Mortgaged Property; (40) the sales price of the Mortgaged Property if the Purchased Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (41) a code indicating if the Purchased Mortgage Loan is a High Cost Loan or Home Loan as such terms are defined in the then current Standard & Poor’s Glossary; and (42) with respect to each Option ARM Mortgage Loan, (a) a detailed transaction history indicating how all payments were applied, (b) the total negative amortization amount as of the Closing Date and (c) all adjustable rate change histories. With respect to the Purchased Mortgage Loans in the aggregate, the Purchased Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Purchased Mortgage Loans; (2) the current aggregate outstanding principal balance of the Purchased Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Purchased Mortgage Loans; and (4) the weighted average maturity of the Purchased Mortgage Loans.
          “Qualified Appraiser” means an appraiser, duly appointed by a Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Purchased Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Purchased Mortgage Loan was originated.

Exhibit H
          “Qualified Insurer” means any of PMI Mortgage Insurance Co., Mortgage Guaranty Insurance Corporation, Radian Guaranty Inc. or any affiliate thereof or any other mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it.
          “RESPA” means Real Estate Settlement Procedures Act, as amended from time to time.
          “Second Lien Mortgage Loan” means a Mortgage Loan secured by a second lien Mortgage on the related Mortgaged Property.
          “Standard & Poor’s” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies Inc., and its successors in interest.
          “Standard & Poor’s Glossary” means the Standard & Poor’s LEVELS® Glossary, as may be in effect from time to time.
          “Stated Principal Balance” means, as to each HELOC, (i) the principal balance of such HELOC at the Cut-off Date after giving effect to payments of principal received on or before such date plus (ii) any Additional Balances in respect of such HELOC.
          “Underwriting Guidelines” means the underwriting guidelines of each Seller.
          (b) Seller Fundamental Representations. For purposes of the Agreement, the representations and warranties set forth below in clauses (a), (b), (c), (d), (h), (j) (solely with respect to subclauses (i) and (ii) thereof), (q) (solely with respect to subclause (i) thereof), (ff), (ii) and (ll) of Section H-2 of this Exhibit H shall be deemed to be “Seller Fundamental Representations”.
H-2 Representations and Warranties.
          Sellers hereby jointly and severally represent and warrant to Purchasers that, as to each Purchased Mortgage Loan that is a residential Mortgage Loan (other than a Construction Loan), except as set forth on Schedule 4.5, the following statements are true and correct as of the date of this Agreement and as of the Closing Date (as though such representations and warranties were made as of the Closing Date):
                    (a) Ownership. The applicable Seller is the sole owner of record and holder of the Purchased Mortgage Loan and the indebtedness evidenced by each Mortgage Note. The applicable Seller owns the entire right, title and interest in and to the Servicing Rights and the sole right to service the related Purchased Mortgage Loan, subject to the Servicing Agreements but free and clear of all Liens. The Purchased Mortgage Loan is not assigned or pledged, and the applicable Seller has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Purchased Mortgage Loan to the Whole Loan Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other

Exhibit H
party, to sell and assign each Purchased Mortgage Loan pursuant to this Agreement and following the sale of each Purchased Mortgage Loan, the Whole Loan Purchaser will own such Purchased Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.
                    (b) Priority. The Mortgage is genuine, legal and valid, and is a subsisting and enforceable first or second lien on the Mortgaged Property. The lien of the Mortgage is subject only to:
          (i) the lien of current real property Taxes and assessments not yet due and payable;
          (ii) covenants, conditions, and restrictions, rights of way, easements and other matters of the public record;
          (iii) other matters which do not materially interfere with the benefits of the security intended to be provided by the Mortgage; and
          (iv) solely with respect to a second lien Purchased Mortgage Loan, the lien of the first Mortgage on the Mortgaged Property.
                    (c) Enforceability. Each Mortgage Note and Mortgage (i) is enforceable in accordance with its terms in all material respects, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar Laws of general application relating to or affecting creditors’ rights and, with respect to the Mortgage, except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts and (ii) contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee’s sale and (B) otherwise by judicial foreclosure and the holder of the related Purchased Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. If the Purchased Mortgage Loan is secured by a long-term residential lease or ground lease, (i) the lessor under the lease holds a fee simple interest in the land; and (ii) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor’s consent and the acquisition by the holder of the Mortgage Loan of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage Loan with substantially similar protections.
                    (d) Fraud. No Seller has committed any fraud in connection with the origination of such Purchased Mortgage Loan. To Seller’s Knowledge, there has been no identity fraud committed against Mortgagor in connection with the origination of such Purchased Mortgage Loan that would have be materially adverse to the Mortgagor or his or her financial condition. No information, statement, tape, diskette, report, form or other document, including but not limited to the statements and information contained in the origination application and documentation for each Mortgage Loan, furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements

Exhibit H
contained herein or therein no misleading; provided, that with respect to any information provided by third parties, this representation is only made to Sellers’ Knowledge.
                    (e) Data. The information with respect to each Purchased Mortgage Loan, individually, and with respect to all Purchased Mortgage Loans, collectively, in each of the Loan Test Tape and the Loan Data Tape is true, complete and correct in all material respects as of its date.
                    (f) No Outstanding Charges. The Mortgagor is not in default in complying with the terms of the related Mortgage and all taxes, governmental assessments, insurance premiums, or other assessments or charges which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The applicable Seller has not advanced any payments, or induced, solicited or knowingly received any advance of payments by a party other than the Mortgagor, directly or indirectly.
                    (g) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered, modified, satisfied, canceled, subordinated or rescinded, in whole or in part, in any respect, from the date of origination except by a written instrument which has been recorded, if necessary to protect the interests of the applicable Seller, and which shall be delivered to the Whole Loan Purchaser or to such Person as the Whole Loan Purchaser shall designate in writing, and the terms of which are reflected in the related Purchased Mortgage Loan Schedule. The substance of any such waiver, alteration or modification has been approved by the title insurer, if any, to the extent required by the policy, and its terms are reflected on the related Purchased Mortgage Loan Schedule, if applicable. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement, approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the Loan File delivered to the Whole Loan Purchaser or to such Person as the Whole Loan Purchaser shall designate in writing and the terms of which are reflected in the related Purchased Mortgage Loan Schedule.
                    (h) No Defenses. The Purchased Mortgage Loan is not subject to any right of rescission or any valid right of set-off, counterclaim or defense (including without limitation the defense of usury) nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission or any valid right to set-off, counterclaim or defense (including without limitation the defense of usury), and no such right of rescission or valid right to set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Purchased Mortgage Loan was originated.
                    (i) Hazard Insurance. The related Mortgaged Property is covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage as are customary in the area where the Mortgaged Property is located. If required by the Flood Disaster Protection Act of 1973, as amended, a flood insurance policy is in effect with respect to each Mortgaged Property associated with a each such first lien Purchased Mortgage Loan, as the case may be, and originated on or after July 1, 2005 with a generally

Exhibit H
acceptable carrier in an amount representing the necessary coverage for each property and meeting the requirements of the current guidelines of the Federal Flood Insurance Administration. Such hazard insurance policy contains a standard mortgagee clause naming the originator and its successors and assigns as loss payee. With respect to any such Purchased Mortgage Loan described above, the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to obtain reimbursement therefor from the Mortgagor. All premiums have been paid.
                    (j) Compliance with Laws.
     (i) Any and all requirements of any federal, state or local law, regulation or ordinance, including usury, truth in lending, real settlement procedures, consumer credit protection, predatory, abusive and fair lending laws, equal credit opportunity and disclosure laws or unfair and deceptive practices laws including any provisions relating to prepayment penalties, have been complied with in all respects and the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations, except for any noncompliance or violation that would not, individually or in the aggregate, be material to a Purchased Mortgage Loan, individually, or to the Purchased Mortgage Loans, taken as a whole.
     (ii) The origination, servicing and collection practices used by the applicable Seller with respect to the Purchased Mortgage Loan have been in all respects in compliance in all respects with applicable requirements of Law, except for any noncompliance that would not, individually or in the aggregate, be material to an Purchased Mortgage Loan, individually, or to the Purchased Mortgage Loans, taken as a whole.
     (iii) All Escrow Payments have been collected in full compliance with state and federal law and the provisions of the related Mortgage Note and Mortgage. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the applicable Seller have been capitalized under the Mortgage or the Mortgage Note.
     (iv) All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage and Mortgage Note on the related Interest Rate Adjustment Date. The applicable Seller executed and delivered any and all notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and the Monthly Payment adjustments. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.

Exhibit H
     (v) The applicable Seller has within the last twelve (12) months (unless such Mortgage Loan was originated within such twelve-month period) analyzed the required Escrow Payments for each Mortgage Loan and adjusted the amount of such payments so that, assuming all required payments are timely made, any deficiency will be eliminated on or before the first anniversary of such analysis, or any overage will be refunded to the Mortgagor, in accordance with RESPA and any other applicable law.
                    (k) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The applicable Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Purchased Mortgage Loan to be in default, nor has such Seller waived any default resulting from any action or inaction by the Mortgagor.
                    (l) Location, Type, Improvements and Occupancy of Mortgaged Property. The Mortgaged Property is located in the state identified in the related Purchased Mortgage Loan Schedule and consists of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development or a de minimis planned unit development. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. The Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. The Purchased Mortgage Loan does not provide for the calculation of interest to be made on a “daily simple interest” basis. No Purchased Mortgage Loan is an Option ARM Mortgage Loan. The Purchased Mortgage Loan did not have an initial term of 36 months or less.
                    (m) No MH Loans. The Purchased Mortgage Loan is not a MH Loan.
                    (n) Full Disbursement of Proceeds. The Purchased Mortgage Loan has been closed and the proceeds of the Purchased Mortgage Loan have been fully disbursed (other than respect to HELOCs) and there is no requirement for future advances thereunder (other than Additional Balances in the case of any HELOC), and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Purchased Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

Exhibit H
                    (o) Doing Business. All parties which have had any interest in the Purchased Mortgage Loan, whether as Mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the Laws of the state wherein the Mortgaged Property is located, and (ii) either (A) organized under the Laws of such state, or (B) qualified to do business in such state, or (C) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (iii) not doing business in such state.
                    (p) CLTV, LTV. If the Purchased Mortgage Loan is a Second Lien Mortgage Loan, it does not have a CLTV in excess of 100%. The Purchased Mortgage Loan does not have an LTV greater than 100%.
                    (q) Title Insurance.
               (i) If such Purchased Mortgage Loan is not a HELOC is covered by an ALTA lender’s title insurance policy or other generally acceptable form of policy of insurance issued by a title insurer qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the applicable Seller, its successors and assigns, as to the first or second priority lien of the related Mortgage in the original principal amount of the such Purchased Mortgage Loan. Such title insurance policy is valid and in full force and effect
               (ii) With respect to each HELOC having an original Credit Limit in excess of $250,000, a lender’s policy of title insurance, expressClose.com lender master protection program (standard mortgage guaranty) or a commitment letter (binder) to issue the same or an attorney’s certificate or opinion of title was effective on the date of the origination of each such HELOC and each such policy or certificate or opinion of title is valid and remains in full force and effect. Such lender’s policy of title insurance is acceptable to Fannie Mae and Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring the applicable Seller, its successors and assigns as to the lien priority specified on the HELOC Schedule with respect to the related Mortgage in the original principal amount of such HELOC and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of such Mortgage providing for adjustment to the applicable Mortgage Interest Rate and Minimum Monthly Payment.
               (iii) The applicable Seller, its successors and assigns, are the sole insureds of such lender’s title insurance policy, and such lender’s title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. The Lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second lien priority (as applicable) by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac.

Exhibit H
                    (r) No Waiver of Defaults. Neither the applicable Seller nor any of its affiliates nor any of their respective predecessors, have waived any default, breach, violation or event which would permit acceleration.
                    (s) Payment Terms. No Purchased Mortgage Loan contains terms or provisions which would result in negative amortization. Principal payments on the Purchased Mortgage Loan commenced no more than sixty (60) days after funds were disbursed in connection with the Purchased Mortgage Loan. The Mortgage Interest Rate as well as the Lifetime Rate Cap and the Periodic Cap, are as set forth on the Purchased Mortgage Loan Schedule. Other than with respect to HELOCs and interest only loans, the Mortgage Note is payable in equal monthly installments of principal and interest, which installments of interest, with respect to Adjustable Rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Purchased Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty (30) years from commencement of amortization. The Purchased Mortgage Loan is payable on the first day of each month. There are no Convertible Mortgage Loans in the Purchased Mortgage Loans, which contain a provision allowing the Mortgagor to convert the Mortgage Note from an adjustable interest rate Mortgage Note to a fixed interest rate Mortgage Note. No Purchased Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than seven (7) years.
                    (t) No Additional Collateral. The related Mortgage Note is not and has not been secured by any collateral except the Lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage.
                    (u) Condominiums/Planned Unit Developments. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project related to such Purchased Mortgage Loan was originated in accordance with, and the Mortgaged Property meets the guidelines set forth in the applicable Seller’s Underwriting Guidelines and any applicable laws. The construction of such condominium or planned unit development project has been completed and the homeowners’ association with respect to such condominium or planned unit development project has been formed and is managing such condominium or planned unit development project. No Seller has received notice of the conversion of any condominium or planned unit development project to a rental project.
                    (v) Transfer of Purchased Mortgage Loans. The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee), with respect to each Purchased Mortgage Loan is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located. The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Sellers are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction.
                    (w) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Purchased Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller,

Exhibit H
the Mortgagor, or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor, except with respect to a HELOC, does it contain any other similar provisions which may constitute a “buydown” provision. Each Purchased Mortgage Loan is not a graduated payment mortgage loan and each Purchased Mortgage Loan does not have a shared appreciation or other contingent interest feature. To the extent any HELOC contains any buydown provision, such buydown funds have been maintained and administered in accordance with, and such HELOC otherwise complies with, Fannie Mae/Freddie Mac requirements relating to buydown loans.
                    (x) Solvency. The Mortgagor is not in bankruptcy.
                    (y) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The consolidated principal amount does not exceed the original principal amount of the Purchased Mortgage Loan.
                    (z) Condemnation. There is no proceeding pending or, to the Sellers’ knowledge, threatened for the total or partial condemnation of the related Mortgaged Property
                    (aa) Servicing Practices. The origination, servicing and collection practices used by the applicable Seller, and any prior servicer with respect to the Purchased Mortgage Loan have been in all respects in material compliance with Accepted Servicing Practices and have been in all material respects legal and proper and prudent in the mortgage origination and servicing business. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of, or under the control of the applicable Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.
                    (bb) No Violation of Environmental Laws. The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving the Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; there is no violation of any environmental law, rule or regulation with respect to the Mortgage Property; and nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property.
                    (cc) Servicemembers Civil Relief Act of 2003. The Mortgagor has not notified the applicable Seller, and such Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act of 2003.
                    (dd) Appraisal. The Loan File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Purchased Mortgage Loan application by a Qualified Appraiser, duly appointed by the related originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Purchased Mortgage Loan, and the appraisal and

Exhibit H
appraiser both satisfy the requirements of Fannie Mae or Freddie Mac and Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Purchased Mortgage Loan was originated.
                    (ee) Value of Mortgaged Property. To Seller’s knowledge there have been no action taken by a Government Entity that could be expected to adversely affect the value or the marketability of any Purchased Mortgage Loan or related Mortgage Property or to cause the Purchased Mortgage Loans to prepay during any period materially faster or slower than similar Mortgage Loans held by the Sellers generally secured by properties in the same geographic area as the related Mortgaged Property.
                    (ff) No Defense to Insurance Coverage.
               (i) The Sellers have caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchases in any insurance policies applicable to the Purchased Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Whole Loan Purchaser.
               (ii) No action has been taken or failed to be taken by Sellers on or prior to the Closing Date, which has resulted or will result in an exclusion from, denial of, or defense to coverage under any primary mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Sellers, but not including the failure of such insurer to pay by reason of such insurer’s breach of such insurance policy or such insurer’s financial inability to pay.
                    (gg) Credit Information. The Sellers in their respective capacity as servicers, for each Purchased Mortgage Loan, represent and warrant that they have fully furnished, in accordance with the Fair Credit Reporting Act and their respective implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on their respective Mortgagor credit files to each of Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.
                    (hh) Leaseholds. If the Purchased Mortgage Loan is secured by a long-term residential lease or ground lease, (i) the terms of such lease do not (A) allow the termination thereof upon the lessee’s default without the holder of the Mortgage Loan being entitled to receive written notice of, and opportunity to cure, such default, (B) allow the termination of the lease in the event of damage or destruction as long as the Mortgage Loan is in existence, (C) prohibit the holder of the Mortgage Loan from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (D) permit any increase in rent other than pre-established increases set forth in the lease; (ii) the original term of such lease is not less than fifteen (15) years; (iii) the term of such lease does not terminate earlier than five (5) years after the maturity date of the Mortgage Note; and (iv) the

Exhibit H
Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.
                    (ii) Predatory Lending Regulations. The Purchased Mortgage Loan is not a High Cost Loan or Covered Loan, as applicable, and if the Purchased Mortgage Loan was originated on or after October 1, 2002 through March 6, 2003 it is not governed by the Georgia Fair Lending Act. The Purchased Mortgage Loan is not covered by the Home Ownership and Equity Protection Act of 1994 and the Purchased Mortgage Loan is not in violation of any comparable state or local law, regulation or ordinance. Each Purchased Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae Guides. No predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the Mortgagor to repay and the extension of credit which has no apparent benefit to the Mortgagor, were employed in the origination of the Purchased Mortgage Loan.
                    (jj) Tax Service Contract; Flood Certification Contract. The Purchased Mortgage Loan is covered by a paid in full, life of loan, tax service contract and a paid in full, life of loan, flood certification contract and each of these contracts is assignable to the Whole Loan Purchaser.
                    (kk) Recordation. The original Mortgage was recorded and, except for those Purchased Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Whole Loan Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded.
                    (ll) Litigation. The Purchased Mortgage Loan is not subject to any outstanding litigation for fraud, origination, predatory lending, servicing or closing practices.
                    (mm) Second Lien Mortgage Loans. If the Purchased Mortgage Loan is a Second Lien Mortgage Loan:
               (i) No Negative Amortization of Related First Lien Loan. The related first lien loan does not permit negative amortization;
               (ii) Request for Notice; No Consent Required. Where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender has filed for record a request for notice of any action by the related senior lienholder, and the applicable Seller has notified such senior lienholder in writing of the existence of the Second Lien Mortgage Loan and requested notification of any action to be taken against the Mortgagor by such senior lienholder. Either (a) no consent for the Second Lien Mortgage Loan is required by the holder of the related first lien loan or (b) such consent has been obtained and is contained in the related Loan File;
               (iii) No Default Under First Lien. To the best of the applicable Seller’s knowledge, the related first lien loan is in full force and effect, and there is no default lien, breach, violation or event which would permit acceleration existing under such first

Exhibit H
lien mortgage or mortgage note, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration under such first lien loan; and
               (iv) Right to Cure First Lien. The related first lien mortgage contains a provision which provides for giving notice of default or breach to the Mortgagee under the Purchased Mortgage Loan and allows such Mortgagee to cure any default under the related first lien mortgage; and
               (v) Principal Residence. The related Mortgaged Property is the Mortgagor’s principal residence.
                    (nn) Condotels. The Purchased Mortgage Loan is not secured by a condominium unit that is part of a condominium development that operates as, or holds itself out to be, a condominium hotel.
                    (oo) The Minimum Monthly Payment with respect to any HELOC is not less than the interest accrued at the applicable Mortgage Interest Rate on the average daily Stated Principal Balance during the Billing Cycle relating to the date on which such Minimum Monthly Payment is due.
                    (pp) Each HELOC accrues interest at an adjustable Mortgage Interest Rate computed on the actual number of days in a Billing Cycle and either a 365-day or 360-day year. With respect to each HELOC, each Mortgage Interest Rate adjusts monthly (except during a three month initial period) to equal the sum of the applicable Index and the Gross Margin, subject to a Maximum Mortgage Interest Rate and a Minimum Mortgage Interest Rate.
                    (qq) Each HELOC requires the payment of a Cancellation Fee, where applicable.
                    (rr) Each HELOC has an original term to maturity of either 180 months or 300 months. Each HELOC has a Draw Period of either 5 or 15 years followed by an Amortization Period of ten years.
                    (ss) No HELOC was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property.
                    (tt) With respect to any broker fees collected and paid on any of the HELOCs, all broker fees have been properly assessed to the Mortgagor.
Sellers hereby jointly and severally represent and warrant to Purchasers that, as to each Purchased Mortgage Loan that is a Construction Loan, except as set forth on Schedule 4.5, the following statements are true and correct as of the date of this Agreement and as of the Closing Date (as though such representations and warranties were made as of the Closing Date):
                    (uu) With respect to each Construction Loan:

Exhibit H
               (i) Such Construction Loan has an origination date which is no earlier than thirty (30) days prior to the Closing Date;
               (ii) Such Construction Loan is secured by a first Lien on the real property to which the construction plan relates, any improvements thereon, building materials, goods, supplies, fixtures, furnishings, and equipment to be incorporated in the improvements, whether or not stored on such real property or elsewhere, together with all rights of Mortgagor under policies of insurance covering such real property and all proceeds, refunds and payments relating thereto and all of Mortgagor’s rights under the construction contracts, architects’ contract, engineering contracts and other professional contracts and subcontracts (the “Construction Contracts”), licenses and permits issued and/or obtained in connection with such construction;
               (iii) Such Construction Loan is documented by construction loan and security agreements which are approved by external counsel expert in the matters of construction lending and which are standard of the construction loan documentation used in the industry by firms comparable to Sellers. Such documentation provides for compliance with all of the preconditions to additional amounts drawn under the terms of the related construction loan agreement, including, but not limited to (A) a clean title continuation, (B) the Construction Loan being in balance, (C) required equity having been previously or concurrently invested in the property, (D) compliance with local lien law provisions, (E) all approved change orders having been made in accordance with the provisions of the related construction loan agreement, (F) compliance with all requirements for establishing a first lien on all stored materials whether on or off site, and (G) consents obtained from the general contractor, architect and engineer for the assignment of their respective contracts to the applicable Seller;
               (iv) the title insurance policy insuring the Construction Loan contains a pending disbursement endorsement or other similar endorsement insuring the full amount of the Construction Loan to be disbursed subject to the disbursement of the proceeds;
               (v) the applicable Seller has approved the budget for construction which contains all costs to be incurred by Mortgagor for the construction of the applicable project and the sum of the costs of construction and all equity invested in the property or required to be invested in the property are sufficient in such Seller’s opinion to complete the contemplated construction project, including a reasonable and customary contingency for cost overruns;
               (vi) the Construction Contracts are in customary form, have been assigned to the Seller and the counterparty thereto has agreed to perform thereunder for the Seller’s benefit;
               (vii) the Construction Contracts are either “guaranteed maximum price” contracts from creditworthy counterparties, bonded or the Mortgagor has provided the applicable Seller sufficient guaranties, warranties or other security confirming the payment and performance thereof;

Exhibit H
               (viii) all permits, licenses and approvals necessary or required pursuant to any Law to construct the improvements in accordance with the approved plans and specifications have been obtained and approved by the applicable Seller;
               (ix) with respect to Construction Loans which are for Mortgaged Properties to be sold, bona fide contracts of sale have been entered into to purchase the Mortgaged Property upon substantial completion thereof which have been approved by applicable Seller and contain no contingencies therein to the performance of the purchaser thereunder which have not been approved by such Seller;
               (x) requires the escrow of monies equal to and for payment of interest payments due on the Mortgage Notes related to the Construction Loan.
                    (vv) No “Cost Plus” Construction Loans. No Construction Loan is a “cost plus” Construction Loan.
                    (ww) No Change Orders. No Construction Loan is the subject of a change order which could materially decrease the value of the Mortgaged Property as determined by the “as built” appraisal on the Mortgaged Property without Whole Loan Purchaser’s prior written consent.

Exhibit I
Representations and Warranties with respect to Automobile Loans

Exhibit I
Representations and Warranties with respect to Automobile Loans
I-1 (a) Definitions. For purposes of this Exhibit I, the following capitalized terms shall have the respective meanings set forth below. Capitalized terms used in this Exhibit I but not otherwise defined shall have the meanings assigned to them in Section 1.1 of the Agreement.
          “Annual Percentage Rate” or “APR” of a Automobile Loan means the annual percentage rate of finance charges or service charges, as stated in such Automobile Loan; provided that, if the annual rate with respect to such Automobile Loan is reduced pursuant to the Servicemembers Relief Act, formerly known as the Soldiers’ and Sailors’ Civil Relief Act of 1940, the Annual Percentage Rate or APR shall refer to such reduced rate.
          “Amount Financed” means the amount set forth in the underlying Automobile Loan as the “Amount Financed.”
          “Auto Loan Purchase and Sale Agreement” means any agreement between a Third-Party Lender and any Seller relating to the acquisition of Automobile Loans from a Third-Party Lender by such Seller.
          “Dealer” means the dealer who sold a Financed Vehicle to an Obligor and who originated and assigned the Automobile Loan relating to such Financed Vehicle to a Seller under an existing Dealer agreement between such Dealer and a Seller, and any successor to such Dealer.
          “Dealer Assignment” means an assignment agreement entered into between Dealer and a Seller or the prior originator of such Auto Loan.
          “Dealer Title Guaranty” means, where the relevant Dealer is temporarily unable to furnish a Lien Certificate, a written guaranty of such Dealer, each of such documents having been signed where required by the Dealer in the appropriate spaces, and with all blanks properly filled in and otherwise correctly prepared.
          “Financed Vehicle” means a new or used automobile, van, sport utility vehicle or light-duty truck, together with all accessions thereto, securing an Obligor’s indebtedness under the related Automobile Loan.
          “GAP” means guaranteed auto protection.
          “Insurance Policies” means any comprehensive and collision, fire and theft and physical damage insurance policies maintained by Obligors (including, without limitation, the Obligor’s comprehensive insurance policy), any credit policy (including without limitation credit life and credit disability), any service contracts and any GAP insurance or any GAP waiver agreement.
          “Lien Certificate” means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the applicable Government Entity to a secured party or such other evidence acceptable to the applicable Government Entity, in each case, which indicates that the lien of the secured party on the Financed Vehicle is recorded on the

Exhibit I
original certificate of title. In any State in which the original certificate of title is required to be given to the Obligor, the term “Lien Certificate” means only a certificate or notification issued to a secured party.
          “Simple Interest Method” means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the date through which the preceding payment of interest was applied and the remainder of such payment is allocable to principal.
          “State” means a state of the United States, the District of Columbia, Puerto Rico, United States Virgin Islands, or any territory or insular possession subject to the jurisdiction of the United States.
          “Third-Party Assignment” means an assignment agreement entered into between the Third-Party Lender and Seller.
          “Third-Party Lender” means an entity that originated a loan to a consumer or was the original assignee of a motor vehicle retail installment sale contract from a Dealer for the purchase of a motor vehicle and sold the loan or motor vehicle retail installment sale contract to Seller pursuant to an Auto Loan Purchase and Sale Agreement.
          “Title Package” means (i) evidence that documentation has been submitted to the appropriate State motor vehicle authority to obtain a Lien Certificate noting the first priority lien of originator or (ii) a Dealer Title Guaranty, if any.
          (b) Seller Fundamental Representations. For purposes of the Agreement, the representations and warranties set forth below in clauses (b), (e), (f), (h), (i), (k), (n), (o) and (p) of Section 1-2 of this Exhibit I shall be deemed to be “Seller Fundamental Representations”.
I-2 Representations and Warranties.
          Sellers hereby jointly and severally represent and warrant to Purchasers that, as to each Automobile Loan, except as set forth on Schedule 4.5, the following statements are true and correct as of the date of this Agreement and as of the Closing Date (as though such representations and warranties were made as of the Closing Date) or such other date specified herein:
          (a) Characteristics of Automobile Loan. The Automobile Loan (A) was originated (i) by Sellers, (ii) by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer’s business and purchased by Sellers from such Dealer under an existing Dealer agreement or pursuant to a Dealer assignment with Sellers and was validly assigned by such Dealer to Sellers pursuant to a Dealer Assignment, or (iii) by a Third-Party Lender and purchased by Sellers from such Third-Party Lender under an existing Auto Loan Purchase and Sale Agreement or pursuant to a Third-Party Assignment with Sellers and was validly assigned by such Third-Party Lender to Sellers pursuant to a Third-Party Assignment, (B) was originated by Sellers, such Dealer or such Third-Party Lender for the retail sale, consumer-to-consumer sale

Exhibit I
or refinancing of a Financed Vehicle in the ordinary course of Sellers’, the Dealer’s or the Third-Party Lender’s business, in each case, in accordance with Sellers’ credit policies and was fully and properly executed by the parties thereto, and Sellers, each Dealer and each Third-Party Lender had all necessary licenses and permits to originate Automobile Loans in the State where Sellers, each such Dealer or each such Third-Party Lender was located, (C) has not been amended or collections with respect to which waived, other than as evidenced in the Loan File relating thereto, (D) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, and (E) provides for level monthly payments (provided, that the payment in the first or last month in the life of the Automobile Loan may be minimally different from the level payments) that, if made when due, will fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate.
          (b) Fraud or Material Misrepresentation. No action on the part of Sellers or, to Sellers’ Knowledge, Dealer or Third Party in the origination of the Automobile Loan will give rise to a claim or defense by Obligor to the obligation represented by the Automobile Loan based on fraud or material misrepresentation.
          (c) Origination. The Automobile Loan was originated in the United States and the related Obligor is a resident of the United States.
          (d) List of Automobile Loans. The information set forth in Schedule 1.1(a) with respect to such Automobile Loan is true and correct in all material respects.
          (e) Compliance with Law. All requirements of applicable federal, State and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board’s Regulations “B” and “Z” (including amendments to the Federal Reserve’s Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Servicemembers Civil Relief Act, each applicable State Motor Vehicle Retail Installment Sales Act, and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Automobile Loan and the Financed Vehicle, have been complied with in all respects, except for any noncompliance that would not, individually or in the aggregate, be material to an Automobile Loan, individually, or to the Automobile Loans, taken as a whole, and the Automobile Loan and the sale of the Financed Vehicle evidenced by each Automobile Loan complied at the time it was originated or made and now complies in all respects with all applicable legal requirements, except for any noncompliance that would not, individually or in the aggregate, be material to an Automobile Loan, individually, or to the Automobile Loans, taken as a whole.
          (f) Binding Obligation. The Automobile Loan represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (i) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such

Exhibit I
enforceability is considered in a proceeding in equity or at law and (ii) as such Automobile Loan may be modified by the application after the applicable Purchased Loan Cut-off Date of the Servicemembers Civil Relief Act, as amended; and all parties to each Automobile Loan had full legal capacity to execute and deliver such Automobile Loan and all other documents related thereto and to grant the security interest purported to be granted thereby.
          (g) No Government Obligor. The Automobile Loan is not due from the United States of America or any State or from any agency, department or instrumentality of the United States of America or any State.
          (h) Security Interest in Financed Vehicle. The Automobile Loan created or will create a valid, binding and enforceable first priority security interest in favor of Sellers in the Financed Vehicle. The Lien Certificate and original certificate of title for each Financed Vehicle show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within one hundred eighty (180) days of the Automobile Loan origination date and will show, Sellers as the original secured party under the Automobile Loan, or that such Automobile Loan has been assigned to Sellers, as the holder of a first priority security interest in such Financed Vehicle. With respect to each Automobile Loan for which the Lien Certificate has not yet been returned from the applicable Government Entity, Sellers have a Title Package for the related Financed Vehicle. The Automobile Loan is secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of Seller as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created.
          (i) Automobile Loans in Force. The Automobile Loan has not been satisfied, subordinated or rescinded, and the Financed Vehicle securing such Automobile Loan has not been released from the lien of the related Automobile Loans in whole or in part. No terms of any Automobile Loan have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Loan File. All funds payable to or on behalf of the Obligors with respect to the Automobile Loans have been fully disbursed.
          (j) No Amendments. The Automobile Loan has not been amended such that the amount of the Obligor’s scheduled payments has been increased, except as required by law.
          (k) No Defenses. The Automobile Loan is not subject to any right of rescission, or any valid right of setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Automobile Loan.
          (l) No Liens. No unpaid or unsatisfied liens or claims have been filed for work, labor or materials relating to a Financed Vehicle that are liens prior to, or equal to or coordinate with, the security interest in the Financed Vehicle granted by any Automobile Loan.
          (m) Insurance. At the time of an origination of the Automobile Loan by Sellers or a purchase of the Automobile Loan by Sellers from a Dealer or Third-Party Lender, each Financed Vehicle was covered by a comprehensive and collision insurance policy (i) subject to maximum deductibles of $1,000 for collision coverage and $1,000 for comprehensive coverage, (ii) naming Sellers as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation,

Exhibit I
collision and other risks generally covered by comprehensive and collision coverage. Each Automobile Loan requires the Obligor to maintain physical loss and damage insurance, naming Sellers and its successors and assigns as additional insured parties, and each Automobile Loan permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle is insured under a policy of force-placed insurance.
          (n) Good Title. The Automobile Loan has not been sold, transferred, assigned or pledged by Sellers. No Dealer or Third-Party Lender has any participation in, or other right, title or interest in any Automobile Loan or the proceeds thereof. Sellers have not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or to payments due under the Automobile Loan.
          (o) Lawful Assignment; No Consent Required. The Automobile Loan was not originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of the Automobile Loan by Sellers to Whole Loan Purchaser.
          (p) All Filings Made. All filings (including, without limitation, UCC filings) required to be made by any Person, and actions required to be taken or performed by any Person in any jurisdiction to give Sellers a first priority perfected lien on, or ownership interest in, the Automobile Loan and the proceeds thereof and the other Collateral have been made, taken or performed.
          (q) No Repossessions. No Financed Vehicle securing the Automobile Loan is in repossession status.
          (r) Loan Files Complete. There exists a Loan File pertaining to the Automobile Loan and such Loan File contains (i) a fully executed original of the Automobile Loan, (ii) in the case of retail installment sale Automobile Loans, the original executed credit application, or a paper or electronic copy thereof and (iii) the original Lien Certificate or application therefor. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared.

Exhibit J
Representations and Warranties with respect to Other Purchased Loans

Exhibit J
Representations and Warranties with respect to Other Purchased Loans
J-1. Sellers hereby jointly and severally represent and warrant to Purchasers that, as to each Other Purchased Loan, except as set forth on Schedule 4.5, the following statements are true and correct as of the date of this Agreement and as of the Closing Date (as though such representations and warranties were made as of the Closing Date):
          (a) Loan Purchase Schedule. The information contained in Schedule 1.1(a) with respect to each Other Purchased Loan is true, accurate and complete in all material respects.
          (b) Modifications. The terms of the Security Agreement and Note have not been impaired, waived, altered, or modified in any respect, except by agreement filed of record in the appropriate records of the county, parish or other political entity within which the Collateral is located, and the original or certified true copy of such agreement is contained in the Loan File.
          (c) No Fraud.
i.	No fraud or material misrepresentation with respect to the Other Purchased Loan has taken place on the part of Sellers;

ii.	to Seller’s Knowledge, no material fraud or misrepresentation with respect to the Other Purchased Loan by the Obligor, any appraiser, any builder or any developer, or any other party involved in the solicitation, origination or servicing of the Other Purchased Loans has taken place in the application for any insurance in relation to such Other Purchased Loan or in connection with the sale of such Other Purchased Loan to the Whole Loan Purchaser; and

iii.	there are no actions or failures to act by any Seller with respect to the Other Purchased Loan that would permit the primary mortgage guaranty insurer to deny coverage under any insurance policy.
          (d) Compliance.
i.	The Other Purchased Loan, including the origination, servicing and transfer thereof, the Mortgage or Security Agreement, the Note and any insurance policy, certificate and coverage relating thereto, and any Seller’s activities in connection therewith, comply in all respects with all applicable federal, state and local Laws, rules, regulations and ordinances including all usury, truth-in-lending, predatory lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure Laws applicable to the Other Purchased Loan, except for any noncompliance that would not, individually or in the aggregate, be material to an Other Purchased Loan, individually, or to the Other Purchased Loans, taken as a whole. The origination, servicing and collection practices used by the applicable Seller, and any prior servicer with respect to the Other Purchased Loan have been in all respects in compliance with applicable

Exhibit J
laws and regulations, and have been in all respects legal and proper and prudent in the origination and servicing business, except for any noncompliance that would not, individually or in the aggregate, be material to an Other Purchased Loan, individually, or to the Other Purchased Loans, taken as a whole.

ii.	The origination, servicing and collection practices used by the applicable Seller, and any prior servicer with respect to the Other Purchased Loan have been in all respects in compliance with Accepted Servicing Practices, except for any noncompliance that would not, individually or in the aggregate, be material to an Other Purchased Loan, individually, or to the Other Purchased Loans, taken as a whole.
          (e) No Release. The Mortgage or Security Agreement has not been satisfied, cancelled, rescinded or subordinated, in whole or in part. The Obligor has not been released, in whole or in part, from such Obligor’s obligations under the Note, and the Mortgaged Property or other Collateral has not been released, in whole or in part, from the Lien of the Mortgage or Security Agreement.
          (f) Valid Lien. The Note and Mortgage or Security Agreement, as transferred to Whole Loan Purchaser, are valid, subsisting and enforceable and the Mortgage or Security Agreement securing the Other Purchased Loan or other necessary security document is valid and has been properly filed, recorded or otherwise perfected in accordance with applicable Law. Such Lien and Mortgaged Property are subject only to (i) the Lien of current real property taxes, water and sewer rents, rates and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record acceptable to mortgage lending institutions generally which do not impair the value of the Mortgaged Property or other Collateral, or the Other Purchased Loan, and (iii) any senior Mortgage or other Lien of record which is noted in the title insurance policy in the case of a second Lien Mortgage Loan. With respect to each Other Purchased Loan that is a Mortgage Loan, to Seller’s Knowledge, there are no Liens for unpaid taxes, ground rent, water charges or sewer rents or rates affecting the Mortgaged Property which are due and payable.
          (g) Perfection of Security Interest. No instruments other than those delivered to Purchasers are required under applicable Law to evidence the indebtedness represented by the Other Purchased Loan or to perfect the security interest in the Mortgaged Property or other Collateral.
          (h) Obligor. All parties to the Note and Mortgage or Security Agreement were the real parties in interest on the Other Purchased Loan and were not mere nominees or accommodation parties for any other persons and had full legal capacity to execute the same. None of the Obligors is deceased, and each signature is the genuine and authentic signature of the person it purports to be.
          (i) Ownership. The applicable Seller has good and marketable title to the Other Purchased Loan and is the sole owner thereof and has full and unrestricted right to sell, assign and transfer the Other Purchased Loan, the Note, the Mortgage or Security Agreement and the

Exhibit J
Loan File to Whole Loan Purchaser free and clear of any Liens.
          (j) No Defenses. The Note and the Mortgage or Security Agreement are not subject to any right of rescission, or any valid right of set-off, counterclaim or defense (including the defense of usury) nor will the operation of any of the terms of the Note and the Mortgage or Security Agreement, or the exercise of any right thereunder, render the Mortgage or Security Agreement unenforceable, in whole or in part, or subject to any such right of rescission or any valid right of set-off, counterclaim or defense and no such right of rescission or valid right of set-off, counterclaim or defense (including the defense of usury) has been asserted with respect thereto.
          (k) No Default. There is no default, breach, violation or event of default and/or acceleration existing under the Note or Mortgage or Security Agreement or to any Seller’s knowledge under the senior Mortgage or other Lien, if any, nor has there occurred any event which, with the passage of time or the giving of notice or both, could give rise to such default, breach, violation or event of default and/or acceleration. No Seller has waived any default, breach, violation or event of default or acceleration under the Note or Mortgage or Security Agreement or under the senior Mortgage or other Lien, if any. No Seller has received any notice of default, breach or acceleration under the senior Mortgage or other Lien, if any.
          (1) No Mechanic’s Liens. To the knowledge of Sellers, there are no mechanic’s or materialman’s Liens or Claims for work, labor or materials affecting the Mortgaged Property or Collateral which are or may be Liens prior to, or equal or coordinate with, the Lien of the Mortgage or Collateral.
          (m) Collateral. The Note is not and has not been secured by any Collateral except the Mortgaged Property or other Collateral specified in the Mortgage or Security Agreement.
          (n) Customary Provisions. The Mortgage or Security Agreement contains customary and enforceable provisions, subject to applicable Law, so as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property or other Collateral of the benefits of the security provided thereby. No Other Purchased Loan provides for negative amortization.
          (o) Proceeds Disbursed. The proceeds of the Other Purchased Loan (other than any open-ended Other Purchased Loan) have been fully disbursed, there is no obligation on the part of the holder of the Note to make future advances thereunder, any and all requirements as to completion of any on-site or off-site improvements have been complied with, and any disbursement of any escrow funds has been made. All costs, fees and expenses incurred in making, closing or recording the Other Purchased Loan have been paid. The Obligor is not entitled to any refund of any amounts paid or due under the Note or the Mortgage or Security Agreement.
          (p) No Additional Payment Obligation. There is no obligation on the part of Sellers or any other party to make payments on account of the Other Purchased Loan which are in addition to those made by the Obligor.

Exhibit J
          (q) Accurate Loan File; Obligor’s Credit. All information and each document contained in each Loan File is true, complete, accurate and correct in all material respects.
          (r) Additional Compensation. None of Sellers nor any stockholder, director or officer of any Seller has received any benefit, consideration or value, other than the increased business to the applicable Seller and its Affiliates represented by the Other Purchased Loan, a prepaid finance charge disclosed to the Obligor on the Other Purchased Loan, or insurance commissions from time to time heretofore paid, from any Obligor or anyone else in connection with the Other Purchased Loan.
          (s) Governing Laws. The governing Laws with respect to the origination, servicing and foreclosure of the Other Purchased Loan are the applicable provisions of the Laws of the state in which the Obligor resides or where the Collateral is located, or the Laws of the United States, and not any tribal Law, and no tribal court has exclusive jurisdiction of the same.
          (t) No Funds Advanced. Sellers have not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the Obligor, directly or indirectly, for the payment of any amount required under the Other Purchased Loan. All payments shown on the records relating to the Other Purchased Loan were made on the dates indicated on said records, and none of the credits entered on the records were gratuitous or were given for a payment made by an Affiliate, employee or agent of any Seller.
          (u) Servicemember’s Civil Relief Act. The Obligor has not notified any Seller and no Seller has actual knowledge of any relief requested by or allowed to the Obligor under the Servicemembers Civil Relief Act of 2003, or any similar state Law or regulation.
          (v) Occupancy; Licenses. To the knowledge of Sellers, with respect to each Mortgage Loan, the Mortgaged Property is Lawfully occupied under applicable Law, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and the use and occupancy thereof, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.
          (w) Holdbacks. If applicable, any and all dealer reserves, holdbacks or participations have been paid, or are the responsibility of Sellers.
          (x) No Prepaid Loans. No Other Purchased Loan has been prepaid in full.
          (y) Holder in Due Course Liability. No Other Purchased Loan is subject to, or to best of Seller’s knowledge, may become subject to a claim that Obligor may have against a Seller or provider of goods or services purchased by the proceeds from an Other Purchased Loan promotional rates.
          (z) Except as may be accurately reported on the books and records of the Seller, no Other Purchased Loans are subject to a low promotional interest rate or other interest rate that is not calculated by the addition of the margin to a stated index set forth in the Note.
Additional Reps for Open-end (non-real estate secured) Plans

Exhibit J
          (aa) Accounting. The balances for all Other Purchased Loans that are open-end accounts are accurately reported on the books of the Seller.
          (bb) Billing Rights Inquiry. Except as may be accurately reported on the books and records of the Seller, no Other Purchased Loan that is an open-end account is subject to any unresolved consumer billing rights inquiry pursuant to the federal Fair Credit Billing Act or similar state law.
          (cc) No Third Party Limitations on Closing Accounts. As to each Other Purchased Loan that is an open-end account, Seller is not subject to any agreement with a third-party that limits the rights of the holder to close and account and prohibit any future advances to the obligor.
J-2. Seller Fundamental Representations. For purposes of the Agreement, the representations and warranties set forth above in clauses (c), (d) (solely with respect to subclause (i) thereof), (e), (f), (g), (i) and (j) of Section J-1 of this Exhibit J shall be deemed to be “Seller Fundamental Representations”.

Exhibit K
Representations and Warranties with respect to REO Properties

Exhibit K
Representations and Warranties with respect to REO Properties
K-1 (a) Definitions. For purposes of this Exhibit K, the following capitalized term shall have the respective meanings set forth below. Capitalized terms used in this Exhibit K but not otherwise defined shall have the meanings assigned to them in Section 1.1 of the Agreement.
          “Accepted Servicing Practices” means, with respect to any REO Property, (a) those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans or service REO Properties (as applicable) of the same type as such REO Property in the jurisdiction where the related REO Property is located, and (b) the Delinquency Collection Policies and Procedures.
          (b) Seller Fundamental Representations. For purposes of the Agreement, the representations and warranties set forth below in clauses (b), (c), and (h) (solely with respect to subclause (i)) of Section K-2 of this Exhibit K shall be deemed to be “Seller Fundamental Representations”.
K-2 Representations and Warranties.
          With respect to REO Properties included in the Purchased Mortgage Loans, Sellers hereby jointly and severally represent and warrant to Purchasers that, as to each such REO Property and Serviced REO Properties, except as set forth on Schedule 4.5, the following statements are true and correct as of the date of this Agreement and as of the Closing Date (as though such representations and warranties were made as of the Closing Date):
          (a) All information regarding the REO Properties provided by the Sellers to the Purchasers is true, accurate, and complete in all material respects.
          (b) Sellers are the sole beneficial owner and holder of each REO Property related to a Purchased Mortgage Loan and have good and marketable fee simple title to each such REO Property. Except as set forth on Schedule 4.5, each REO Property is a single-family detached home. Sellers have full right to transfer and sell the REO Properties included in the Purchased Mortgage Loans to Whole Loan Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, participation interest, claim or security interest of any nature, subject to (i) the lien of current real property taxes and assessments not yet due and payable, (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and which do not adversely affect the appraised value of the REO Properties, (iii) other matters to which like properties are commonly subject which do not materially interfere with the use, enjoyment, value or marketability of the related REO Properties, and (iv) any right of redemption in favor of prior owners disclosed under the heading Exhibit K on Schedule 4.5.

Exhibit K
          (c) Except for customary eviction litigation, there are no pending, or to the knowledge of Sellers threatened, special assessments, claims, violations or litigation of any type in connection with any REO Property or relating to the mortgage loans previously encumbering the same, including, without limitation, claims relating to the maintenance of escrow accounts.
          (d) There are no delinquent taxes, ground rents, leasehold payments, water charges, sewer rents, condominium charges, municipal charges, assessments or other outstanding charges affecting the REO Properties.
          (e) As to each REO Property, the improvements upon the related REO Property are covered by a valid and existing hazard insurance policy, with a generally acceptable carrier that provides for fire and extended coverage and such other hazards as would be acceptable under Accepted Servicing Practices. A flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect-with respect to each REO Property with a generally acceptable carrier in an amount representing the coverage required for such property under the current guidelines of the Federal Insurance Administration. Such hazard insurance policy contains a standard mortgagee clause naming the originator and its successors and assigns as loss payee and all premiums have been paid.
          (f) Each REO Property is free of any damage that would materially and adversely affect the value of such REO Property or the use for which the premises were intended and there is no proceeding pending for the total or partial condemnation thereof.
          (g) There is no pending action or proceeding directly involving any REO Property in which compliance with any environmental law, rule or regulation is an issue. The REO Properties are free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law.
          (h)
i.	With regard to prior servicing of the related Purchased Mortgage Loans and Serviced Mortgage Loans, and in acquiring title to the REO Properties, the Sellers and the prior Servicers complied with all applicable federal, state and local laws regarding the REO Property, mortgagors’ rights and the commencement and prosecution of foreclosure proceedings, procedural or substantive, except for any noncompliance that would not, individually or in the aggregate, be material to a REO Property, individually, or to the REO Properties, taken as a whole; and

ii.	with regard to prior servicing of the related Purchased Mortgage Loans and Serviced Mortgage Loans, and in acquiring title to the REO Properties, the Sellers and the prior Servicers complied with Accepted Servicing Practices in all respects, except for any noncompliance that would not, individually or in the aggregate, be material to a REO Property, individually, or to the REO Properties, taken as a whole.

Exhibit K
          (i) There are no broker commitments, sales contracts, or listing agreements in force, and no management, service, supply, security, maintenance or other similar contracts or agreements. Notwithstanding anything to the contrary set forth herein, Purchasers shall have the right to cancel without penalty any such commitments or agreements with respect to the REO Properties, regardless of whether any such commitments or agreements have been disclosed to Purchasers. With regard to any management, service, supply, security, maintenance or other similar contracts or agreements, Sellers shall be solely responsible for any and all charges, payment amounts, cancellation fees or other fees in connection with any such agreements, unless Purchasers affirmatively assume such agreements.
          (j) No REO Property is subject to rights of redemption or other similar rights in favor of prior owners.

Exhibit L
Representations and Warranties with respect to Servicing Assets

Exhibit L
Representations and Warranties with respect to Servicing Assets
L-1 Sellers hereby jointly and severally represent and warrant to Purchasers that, except as set forth on Schedule 4.7, the following statements are true and correct as of the date of this Agreement and as of the Closing Date (as though such representations and warranties were made as of the Closing Date):
                    (a) Schedule 1.1(d) contains a description of all Serviced REO Property and includes all other information included in the Serviced Mortgage Portfolio Schedules (as such term is defined in the Servicing Agreements) and has been prepared in accordance with such Serviced Mortgage Portfolio Schedules. The information set forth in Schedule 1.1(d) is true, complete and correct in all material respects with respect to each Serviced REO Property, individually, and with respect to all Serviced REO Properties, collectively, as of the Servicing Cut-off Date.
                    (b) Except as set forth on Schedule 4.7, the Servicing Agreements set forth (i) all of the provisions with respect to fees and other income and (ii) all of the other material terms and conditions of the applicable Seller’s rights and obligations relating to the servicing of the Serviced Mortgage Loans, and there are no other agreements, written or oral, that modify or affect the Servicing Agreements or the Servicing Fees and the Servicing Rights thereunder.
                    (c) Servicing Rights:
          (i) Sellers own the entire right, title and interest in and to the Servicing Rights and the sole right to service the related Serviced Mortgage Loans, subject to the Servicing Agreements but free and clear of all Liens, except for Liens and the rights of subservicers disclosed in Schedule 4.7;
          (ii) Each Servicing Agreement is in full force and effect, constitutes the legal, valid and binding obligation of the applicable Seller and is enforceable against the applicable Seller in accordance with its terms, except as may be limited by the Enforceability Exceptions;
          (iii) Neither the applicable Seller nor, to Sellers’ Knowledge, any of the other parties thereto, is in default under any Servicing Agreement, and no event has occurred that, by itself or with notice or the passage of time or both, would constitute a servicer event of default, termination event or any other specified event entitling the related trustee or the certificateholders to replace any applicable Seller as servicer any Servicing Agreement;
          (iv) Except as set forth on Schedule 4.7, none of the other parties to any of the Servicing Agreements or certificateholders have since January 1, 2007 provided written notice to any Seller that such party will be terminating, modifying or amending any of the Servicing Agreements (or otherwise seeking to terminate, modify or amend, or reduce the applicable Seller’s benefits or the Servicing Rights under, any of the Servicing Agreements);

          (v) Except pursuant to this Agreement, the applicable Seller has not engaged any subservicers, subcontractors or other agents to perform any of its duties pursuant to the Servicing Agreements, other than engagements that are pursuant to agreements permitted by, and in compliance in all material respects with the requirements of, the applicable Servicing Agreements and have not been terminated, and all fees and expenses in connection therewith have been paid when due in all material respects.
          (vi) Sellers have complied in all material respects with all Servicing Agreements or will have cured any such material non-compliance in all material respects prior to the Servicing Assets Settlement Date with respect to the related Servicing Agreements.
                    (d) Except as set forth in (i) Schedule 4.7 or (ii) the 1122 and 1123 Servicer’s Assessments of Compliance provided pursuant to Regulation AB with respect to the PMSI’s servicing platform, the servicing of the Serviced Mortgage Loans has been performed by Sellers in compliance in all material respects with all Applicable Requirements. From and after the time a Mortgage Loan became subject to the applicable Servicing Agreements, such Mortgage Loan was serviced in all material respects in compliance with all Applicable Requirements. Each report and officer’s certification prepared by any Seller as servicer pursuant to a Servicing Agreement is true and correct in all material respects. Sellers have previously made available to Purchasers a correct and complete description of the Sellers’ Servicing Policies. Each of the Servicing Assets is being and has been operated in all material respects in compliance with the Sellers’ Servicing Policies.
                    (e) Except as set forth on Schedule 4.7, since June 30, 2005, no Government Entity, Investor, custodian, master servicer, trustee, Rating Agency, sub-servicer, Insurer or other third party has provided written notice to any Seller claiming that, stating or otherwise indicating the institution of an investigation or similar inquiry as to whether any Seller has violated, breached or not complied with any Applicable Requirements in connection with the servicing, lending, origination, Mortgage Loan purchase or sale activities.
                    (f) Except as set forth in Schedule 4.7, (i) all Advances have been made and documented in compliance in all material respects with the terms of the applicable Servicing Agreement; (ii) the amount of each Advance set forth on Schedule 1.1(d) is accurate as of the date set forth on such schedule, (iii) all Advances are valid and subsisting amounts owing to the applicable Seller, payable at the times and in accordance with the provisions of the applicable Servicing Agreement, free and clear of all Liens except Permitted Liens and (iv) the applicable Seller is entitled under the Servicing Agreements to pay or reimburse itself for all advances, Servicing Fees and all other amounts due to it from all collections on (x) the related Serviced Mortgage Loan, with respect to Advances other than Advances related to principal and interest payments thereon, and (y) all Serviced Mortgage Loans serviced in the related Servicing Transaction, with respect to Advances other than Advances related to principal and interest payments thereon, prior to any collections being paid or distributed to any other Person.
                    (g) Except as set forth in Schedule 4.7, Purchasers and their Affiliates shall not become obligated in its capacity as master servicer, servicer or subservicer, solely as a result of the transactions contemplated by this Agreement, to repurchase from any Person any Serviced

Mortgage Loans or Receivables, or to reimburse, indemnify or hold harmless any Person, or otherwise assume any Liability, in each case with respect to any loss arising from Serviced Mortgage Loans or Receivables, including in the event of fraud on the part of any Obligor under a Serviced Mortgage Loan.
                    (h) The information with respect to each Serviced Mortgage Loan, individually, and with respect to all Serviced Mortgage Loans, collectively, in each of the Servicing Test Tape and the Servicing Data Tape is true, complete and correct as of the date thereof in all material respects.
                    (i) The representations and warranties set forth in Exhibit K (with respect to the Serviced REO Properties) attached hereto are hereby incorporated into this Exhibit L as if made in this Exhibit L.
                    (j) All of the Serviced Mortgage Loans are being serviced without recourse to Sellers under the Servicing Agreements or, after the applicable Servicing Assets Settlement Date, to Servicing Assets Purchaser, in each case for the performance of, or losses under, the Serviced Mortgage Loans.
                    (k) The servicing of each Serviced Mortgage Loan has continuously been performed in all material respects by the Sellers in compliance with all Applicable Requirements.
                    (l) For any Serviced Mortgage Loan not registered with MERS, such Serviced Mortgage Loan is in the name of the applicable Trust.
                    (m) The servicing of the Serviced Mortgage Loans have continuously been performed in all material respects by the Sellers in compliance with ERISA and Section 4975 of the Code.
L-2. Fundamental Representations. For purposes of the Agreement, the representations and warranties set forth above in clauses (c)(i), (c)(ii), (c)(vi), (d) (solely with respect to the first two sentences thereof), and (e) of Section L-1 of this Exhibit L shall be deemed to be “Fundamental Representations”.

Exhibit M
Data Tapes with respect to Purchased Loans

Exhibit M
Data Tape Fields with Respect to Purchased Loans
Purchased Mortgage Loans:
Instead of listing individual field names, Seller and Litton agree to insert the list of required data files here:
Seller to provide LSAMS data files including, but not limited to, the following:
File
LAYOUTS
LOANHIST
TFRACH
TFRAGDD
TFRAGDH
TFRALT1
TFRALT2
TFRALT3
TFRBAL
TFRCAS
TFRCHG
TFRCHGV
TFRCOLC
TFRCOLI
TFRDSR
TFRESCE
TFRESCM
TFRFBDUE
TFRFLDT
TFRHZMST
TFRINST
TFRINV
TFRLGLD
TFRMBSP
TFRMID
TFRMLD
TFRORGP
TFRPOOL
TFRSPLAN
TFRVNM
TFRYTRN
TRIALBAL
For default and REO related fields, Seller will provide Fortracs extracts in Excel Format.
Commercial Loans:

1. Transferring Servicer’s Loan Number
2. Transferring Servicer’s Name
3. MERS MIN #
4. MERS Batch #
5. Transferring Servicer’s MERS Org ID#
6. Transferring Investor’s MERS Org ID#
7. Mortgagor First Name
8. Mortgagor Middle Name
9. Mortgagor Last Name or Business Entity Name
10. Mortgagor Suffix (Jr., Sr., III, etc.)
11. Mortgagor Social Security #
12. Business Entity Tax ID #
13. Mortgagor Home Phone #
14. Mortgagor Work Phone #
15. Co-Mortgagor First Name
16. Co-Mortgagor Middle Name
17. Co-Mortgagor Last Name
18. Co-Mortgagor Suffix (Jr., Sr., III, etc.)
19. Co-Mortgagor Social Security #
20. Co-Mortgagor Home Phone #
21. Co-Mortgagor Work Phone Number
22. Mailing Street Address Line 1
23. Mailing Street Address Line 2
24. Mailing City
25. Mailing State
26. Mailing Zip Code
27. Property Street Address Line 1
28. Property Street Address Line 2
29. Property City
30. Property State
31. Property Zip Code
32. Current Principal Balance
33. Original Principal Balance (Loan Amount)
34. Current Interest Rate
35. Original Interest Rate
36. Current P&I Payment
37. Original P&I Payment
38. Current Payment Due Date
39. Interest Paid to Date
40. Interest Method
Interest Paid in Advance

Interest Paid in Arrears
DSI 365 day year, actual days in month
DSI 360 day year, 30 day month
DSI 367 day year, 30 day month, plus actual days
Upfront Interest (Rule of 78’s)
41. Accrued Interest Amount
42. Partial Payment Amount (DOP Amount/Interest Rich or Poor) for DSI Loans
43. First Payment Due Date
44. Closing Date
45. Maturity Date
46. Loan Term in Years
47. Loan Term in Months
48. Amortization Term (Balloon Only)
49. Lien Position
1st Lien
2nd Lien
3rd Lien
50. Occupancy Code
Owner Occupied
Non-Owner Occupied
Adverse
51. Property Type
Unsecured
Blanket
2-4 Family
2 Family (Duplex)
3 Family (Triplex)
4 Family (Quadplex)
Automotive
Co-Op
Condo
Commercial Multi-Family (5+ units)
Farm (Residential)
Hotel/Motel
Light Industrial
Mixed Use
Multi-Family/Apartment (less than 5 units)
Mobile Home/Chattel
Mobile Home/Real Property
Manufactured Home/Real Property
Mobile Home Park

Non-Real Estate
Night Club/Bar
Nursing Home
Office Building
Other
PUD
Self-Storage
Single Family
Retail
Townhouse
Unknown
Vacant Land
Warehouse
52. Escrow Balance
53. Escrow Advance Balance
54. Escrow Payment Amount
55. Total Monthly Payment Amount (PITI)
56. Corporate Advance Balance
57. Corporate Advance Details
Payee Name
Payee Address
Payee Tax ID#
Transaction Amount
Transaction Description
Transaction Date
Recoverable from Mortgagor (Y/N)
58. Suspense Balance
59. Loss Draft Balance (Restricted Escrow)
60. Restricted Escrow Balance
61. Subsidy (Buydown) Balance
62. Late Charge Balance
63. Late Charge Code
Fixed Flat Amount
Late Charge Rate x UPB
Late Charge Rate x P&I
Late Charge Rate x Total Payment
64. Monthly Late Charge Amount (Fixed Flat Fee Amount)
65. Late Charge Rate
66. Grace Days
67. Payment Frequency
Monthly

Bi-Weekly
Quarterly
Semi-Annual
Annual
68. Loan Type
Commercial Uninsured
Commercial Insured
69. Mortgage Type
Other
Unknown
Commercial Insured
Commercial Uninsured
Seller-Financed
70. Mortgage Instrument
ARM
Balloon
Balloon ARM
Buydown
Dividend Loans
Dual Amortization
Fixed Rate
GPM
GPM Balloon
HELOC
Pay History ARM
71. PMI/MIC Certificate #
72. Mortgage Insurance %
73. Original Appraised Value Amount
74. Original Loan-to-Value
75. Sales Price
76. Loan Purpose
Purchase
Refinance-Cash Out
Refinance-No Cash Out (Rate/Term)
Construction
77. Flood Insurance Required (Y/N)
Y=In Required Flood Zone
N=Not in Required Flood Zone
78. Tax Service
First American
TransAmerica (TRETS)

Alaskan Real Estate
FIS (Fidelity National Tax Service)
LandAmerica (Lereta)
Other
79. Tax Contract #
80. Tax Service Lender #
81. Sr. Lien Holder Name
82. Sr. Lien Holder Balance
83. Sr. Lien Holder Balance as of Date
84. Sr. Lien Holder Loan #
85. Sr. Lien Holder Payment Amount
86. Escrow Information (Tax, Insurance, MIP, and PMI)
Vendor/Payee Code
Vendor/Payee Name
Vendor/Payee Address Line 1
Vendor/Payee Address Line 2
Vendor/Payee City
Vendor/Payee State
Vendor/Payee Zip Code
Payment Frequency [Quarterly, Yearly (Annual), or Semi-Annual]
Escrow Type
Flood
Fire or Vacant
Liability
Loss of Rents
Windstorm
Earthquake
REO/REO Flood
2nd Lien
PMI/MIC
County Tax
City and School Tax
City, Borough, and Village Tax
School Tax
Other
Utility
Commercial
Escrow Maturity Date (Expiration Date or Next Due Date)
Analysis Amount/Annual Payment Amount
Reference Number (Policy # or Tax Parcel ID#)
Insurance Coverage Amount

Tax Service Payee # (Vendor Key 2)
Analysis (Y/N)
Y=Escrowed
N=Non-Escrowed
87. ARM Data
ARM Index Code (Provide Code and Definition)
(i.e., FN6ML=FNMA 6 Month LIBOR)
Rounding Factor %
Rounding Code
Base Rate
Initial Index
Margin Points
Rate Calculation Method
Life of Loan Ceiling
Life of Loan Floor
Lookback Days
First Periodic Rate Cap (Increase)
First Periodic Rate Cap (Decrease)
First P&I Change Date
First Payment Change Date
First Interest Rate Change Date
Remaining Periodic Rate Cap (Increase)
Remaining Periodic Rate Cap (Decrease)
Months to First Rate Change Date
Months to First Payment Change Date
Rate Change Frequency
Payment Change Frequency
Next Rate Change Date
P&I Cap Rate %
P&I Force Period
Neg Am Amount
Pending Rate Change %
Pending Rate Change Effective Date
Pending P&I Payment Change
Pending P&I Payment Change Effective Date
Interest Only Expiration Date
Interest Only Period
88. Interest Only Flag (Y/N)
Y=Interest Only Loan
N=Not Interest Only Loan
89. Prepayment Penalty Flag (Y/N)

90. Prepayment Penalty Soft or Hard Flag (H/S)
91. Prepayment Penalty Type (Description)
92. Prepayment Penalty Term (Months)
93. Prepayment Penalty Expiration Date (MM/DD/YYYY)
94. Prepayment Lockout Period (Months)
95. Flood Service Provider
96. Flood Determination/Certificate #
97. Determination Date
98. Flood Zone
99. Flood Insurance Required Flag (Y/N)
Y=In Special Flood Hazard Area
N=Not in Special Flood Hazard Area
100. Map#
101. Map Effective Date
102. Map Suffix
103. Map ID/Map #
104. Community Status (Regular, Emergency, or Suspended)
105. Community Entry Date (FIRM Date)
106. Foreclosure Flag (Y/N)
107. F/C Attorney Name
108. F/C Attorney Address
109. F/C Attorney Phone
110. F/C Attorney Email Address
111. Referral Date
112. First Legal Date/Date of First Action
113. Judgment Date
114. Sale Date/Scheduled Sale Date
115. BPO Vendor
116. BPO Amounts/Value
117. BPO Date
118. Bankruptcy Flag (Y/N)
119. B/K Attorney Name
120. B/K Attorney Address
121. B/K Attorney Phone #
122. B/K Attorney Fax #
123. B/K Attorney Email Address
124. Chapter (7,11, or 13)
125. Case #
126. Chapter 7 Abandonment Date
127. Agreed Order Entered Date
128. Agreed Order Default Letter Expiration

129. Agreed Order Default Letter Requested
130. Agreed Order Default Letter Sent
131. Date Agreed Order Expires
132. Chapter 7 Asset Case (Y/N)
133. Last Date to File POC
134. Attorney File #
135. District in which Bankruptcy was Filed
136. Division in which Bankruptcy was Filed
137. Current Bankruptcy Status
138. Bankruptcy Filing Date
139. Effective Date of Current Bankruptcy Status
140. Bankruptcy Case Notes
141. Date Confirmed
142. Bankruptcy Conversion Chapter
143. Date Bankruptcy Converted
144. 341 Meeting Date
145. Date Discharge Entered
146. Person Filing Bankruptcy
147. MFR Hearing Date (Motion For Relief)
148. MFR Granted (Y/N)
149. MFR Filed Date
150. MFR Referral Date
151. Date Notice of Termination Sent
152. Date Notified of Bankruptcy
153. Date Notified of Bankruptcy Closing
154. Date Objection to POC Filed
155. Amount of Arrears Paid
156. Date POC Filed
157. Post-Petition Due Date
158. Amount of Post-Petition Delinquency
159. Pre-Petition Due Date
160. Projected Discharge Date
161. Date Reaffirmation Agreement was Filed
162. Date Released from Bankruptcy
163. Type of Closing (Dismissal, Stay, or Lift)
164. Date Stay or Lift Granted
165. Date the Trustee No Asset Report was Filed
166. Date Referred for POC
167. Amount in Trustee Suspense
168. REO Loan Status
a. Listed

b. Pre-Listed
c. Eviction
d. Redemption
169. Vested Name on the Title (prior to the time of loan transfer)
170. Eviction Attorney Name
171. Eviction Attorney Address
172. Eviction Attorney Phone #
173. Eviction Attorney Fax #
174. Eviction Attorney Email Address
175. Title Ordered Flag (Y/N)
Y=The property title has been ordered
N=The property title has not been ordered
176. Date Title Ordered (MM/DD/YYYY)
177. Title Company Name
178. Title Company Contact Person
179. Title Company Address
180. Title Company Phone #
181. Title Company Fax #
182. Title Company Email Address
183. Deed in Lieu-DIL Flag (Y/N)
184. Date of Deed in Lieu
185. Real Estate Contract Flag (Y/N)
Y=There is a contract on the property
N=There is no contract on the property
186. Closing Agent Name
187. Closing Agent Address
188. Closing Agent Phone #
189. Closing Agent Fax #
190. Closing Agent Email Address
191. Listing Agent Name
192. Listing Agent Address
193. Listing Agent Phone #
194. Listing Agent Fax #
195. Listing Agent Email Address
196. REO Service Outsourced Flag (Y/N)
Y=The REO service support is provided by an outside source
N=The REO service support is not provided by an outside source
197. REO Service Provider/Vendor Name
198. REO Service Provider/Vendor Address
199. REO Service Provider/Vendor Phone #
200. REO Service Provider/Vendor Fax#

201. REO Service Provider/Vendor Email Address
202. Current Document Custodian
203. Document Custodian Address
204. Document Custodian Phone #
205. Correspondent/Broker Name
206. Correspondent/Broker Address
207. Real Estate DSCR (Debt Service Coverage Ratio)
208. Combined DSCR (Debt Service Coverage Ratio)
209. FICO Scores
210. FICO Date
211. Property Name
212. Occupancy Date
213. Occupancy Rate
214. Number of Units
215. Number of Buildings
216. Year Built
217. Net Rentable Area
218. Information Required for 3 Largest Tenants
a. Tenant Name
b. Square Footage
c. Current Rent
d. Lease Expiration
219. Program (Stated Income or Full Doc)
220. UCC Information
a. State or County UCC
b. UCC Type (UCC-1, UCC-3, etc.
c. Recording #
d. Date Recorded
e. Expiration Date (Should be 5 years from recording)
f. County (County Property is located)
221. Information on Reserves Being Held
Repair, Tenant Improvement,
Environmental, Capital Improvement,
Seasonality, Deferred Maintenance, Debt
Service, Ground Rents, Leasing, Holdback,
Letter of Credit, etc.)
b. Initial Deposit Amount (Amount Deposited at Origination)
c. Monthly Deposit Amount (Amount Deposited on a monthly basis)
d. Reserve Balance
e. Interest Bearing Flag (Y/N)
f. Reserve Maturity Date

222. Management Company Information
a. Property Management Company Name
b. Account # (if Applicable)
c. Contact Name
d. Phone Number
e. Mailing Address
f. Mailing City
g. Mailing State
h. Mailing Zip
223. Default Interest Rate
224. Date of Assumption
225. Special Servicing
a. Special Servicer Transfer Date
b. Expected Asset Resolve Date
c. Workout Strategy
d. Modification Code
e. Balance at Effective Modification Date
f. Modification Effective Date
g. Old Note Rate
h. Old P&I
i. Modified Payment Amount
j. Old Maturity Date
k. Total Months for Modification Change
l. Extension per docs or servicer
m. Master Servicer Return Date
n. Previous Special Servicer Transfer Date
226. Receivership Information
a. Receiver Start Date
b. Receiver Company Name
c. Contact Name
d. Phone Number
e. Mailing Address
f. Mailing City
g. Mailing State
h. Mailing Zip
HELOC Loans:
LN#
INVCODE
ORIG APPRAISE VAL #2
AVM Value
LOAN AMT #1

CALCED 1ST LIEN
ORIG CLTV
NEW CLTV
CALCED NEW HELOC AMT
POTENTIAL AVAIL CREDIT
NEW HELOC AMT FOR LETTER #3
LETTER TO BE ISSUED
LTRCODE
B1 FNAME
B1 LNAME
B2 FNAME
B2 LNAME
MAIL ADDR
MAIL CITY
MAIL ST
MAIL ZIP
PROP ADD
PROP CITY
PROP ST
PROP ZIP
UPB AS OF 07 10 08
STATUS FLAG
CLOSE DATE
YEAR
EXCLUDE FROM MAIL
Automobile Loans:
ELoan #
Current Balance (as of 6 16 08)
Current APR
Original APR
contract_date
Days Past Due (as of 6.16 08)
VEHICLE_TYPE
AUTO_TYPE
STATE
PRODUCT
Original Term
Remaining Term (as of 5/31/08)
Original Balance
Original FICO
Current FICO
CO_APP
Vehicle Year
Payment Next Due Date (as of 6/16/08)
1st Payment Due Date
Last payment date (as of 5/31/08)
Payment Amount
Vehicle Make
Vehicle Model

Vehicle VIN
Original Finance Charge
Pool
Bucket
Tape Status
Current or Delinquent?
Curr/Orig Balance
Person-to-Person Loan?
Vehicle Value
LTV
LTV Source
Total Income
PTI
TIMEONJOB_YEAR
TIMEONJOB_MONTH
OCCUPATION
Other Purchase Loans — Consumer:
Snapshot_Date
Loan_Account_Id
Legal_State_Alpha_2_Code
Servicing_Branch_SK
Account_Legal_Status_Code
Total_Principal_Balance_Amount
Original_Loan_Amount
Account_Chargeoff_Status_Code
Branch_Name
Branch_State_Alpha_2_Code
Original_Term_Count
Product_Lien_Policy_Code
Collateral_Lien_Position
Property_Appraised_Value
Pre_Con_LTV
CollateralDesc
COM_CLTV
SM_LTV
HMDAPropertyType
HMDAOccupancyCode
HMDAPurposeCode
Doc_Type
Pre_Loan_DTI
Post_Loan_DTI
Pre_Conversion_Income
Second_Mort_Loan_Amt
Second_Mort_Principal_Balance
Second_Mort_Count
Original_Account_Effective_date
First_Payment_Due_Date
Scheduled_Next_Payment_Date
Oldest_Payment_Due_Date

Current_Loan_Maturity_Date
Original_Loan_Maturity_Date
Closing_Date
30_Days_Delq_Count
60_Days_Delq_Count
90_Days_Delq_Count
120_Days_Delq_Count
150_Days_Delq_Count
180_Days_Delq_Count
AppraisalCollateral
RE_Street
RE_Street2
RE_City
RE_State
RE_Zip
Bill_Sched_Balloon_Pmt_Amt
Past_Due_Day_Count
Past_Due_Payment_Count
Modified_ITD_Indicator
Funding_Legal_Entity
ALS_Interest_Type_Code
SelfEmployed
First_Payment_Amount
Flat_Payment_Amount
Financed_Amount
Original_FICO_Score_Number
Contract_Date
Current_Flat_Payment_Amount
Current_Term_Count
Loan_Referral_Category_Description
PPP_Indicator
RT_SNGL_BALLOON_CD
FICO_Score_Number
Loan_Account_SK
Original_Unearned_Amount_1
Current_Unearned_Amount
Annual_Accrual_Rate_1
Annual_Accrual_Rate_2
Annual_Accrual_Rate_3
Annual_Accrual_Rate_4
Annual_Accrual_Rate_5
RT_ACCT_NUM
CF_TAX_ID_NUM
CF_FULL_NAME_1
CF_ADDR_1
CF_ADDR_2
CF_CITY
CF_STATE
CF_POSTAL_CD
GL_Loan_Category_Name
Servicing_Product_Name

Servicing_Product_SK
Transaction History-Specific:
SST Account Number
Transaction Date
User Id Num
Effect date
Transaction Code
Source Code
Principal
Interest
Late Fee
Collection Expense
Other
Actuarial Interest
Actuarial Principal
NSF
Sales Tax
Amount Applied
Next Due Date
Obligor Balance After
Other Purchase Loans — Construction:
CustomerID
LoanID
BlockID
LotID
LotStatus
Address1
Address2
LoanType
LoanStatus
LoanNo
ApprvdValue
ImprvdValue
BdgtImprv
AcclPayPctlmprv
BdgtAcq
AcclPayPctAcq
BdgtHard
AcclPayPclHard
BdgtSoft
AcclPayPctSoft
BdgtIntResv
AcclPayPctlntResv
BdgtimprvInUse
BdgtAcqInUse
BdgtHardInUse
BdgtSoftInUse

BdgtIntResvInUse
LateChgPct
LateChgDays
InvcCycle
FirstInvcDate
NextInvcDate
LastInvcDate
IntRateDivisor
Term
IntRate
AutoAdjIntRate
AutoAdjAddAmt
LoanBegnDate
TotLots
TotOpenLots
LoanEndsDate
Guarantor1
Guarantor2
Guarantor3
Guarantor4
Points
Fees
FICO
DefitPayee
IntResv
SalesPersonID
CostCenterID
ClosingDate
OrigDate
Commitment
Date of loan
Outstanding Balance
Available Balance
Maturity Date
Date of last inspect
% of Completion
Orig Int Reserves
Avail Int Reserves
Date of last Appr
Val as complete
Liquidation Val
Non-Accrual Y/N
CorporateName
ContactName
TradingAs
Signators
Address1
Address2
City
State
Zip

TaxIDType
TaxID

Exhibit N
Data Tapes with respect to Servicing Assets

Exhibit N
Data Tape Fields with Respect to Servicing Assets
Serviced Mortgage Loans:
Instead of listing individual field names, Seller and Litton agree to insert the list of required data files here:
Seller to provide LSAMS data files including, but not limited to, the following:
File
LAYOUTS
LOANHIST
TFRACH
TFRAGDD
TFRAGDH
TFRALT1
TFRALT2
TFRALT3
TFRBAL
TFRCAS
TFRCHG
TFRCHGV
TFRCOLC
TFRCOLI
TFRDSR
TFRESCE
TFRESCM
TFRFBDUE
TFRFLDT
TFRHZMST
TFRINST
TFRINV
TFRLGLD
TFRMBSP
TFRMID
TFRMLD
TFRORGP
TFRPOOL
TFRSPLAN
TFRVNM
TFRYTRN
TRIALBAL
For default and REO related fields, Seller will provide Fortracs extracts in Excel Format.
Commercial Loans:
1.    Transferring Servicer’s Loan Number

2.   Transferring Servicer’s Name
3.   MERS MIN #
4.   MERS Batch #
5.   Transferring Servicer’s MERS Org ID#
6.   Transferring Investor’s MERS Org ID#
7.   Mortgagor First Name
8.   Mortgagor Middle Name
9.   Mortgagor Last Name or Business Entity Name
10. Mortgagor Suffix (Jr., Sr., III, etc.)
11. Mortgagor Social Security #
12. Business Entity Tax ID #
13. Mortgagor Home Phone #
14. Mortgagor Work Phone #
15. Co-Mortgagor First Name
16. Co-Mortgagor Middle Name
17. Co-Mortgagor Last Name
18. Co-Mortgagor Suffix (Jr., Sr., III, etc.)
19. Co-Mortgagor Social Security #
20. Co-Mortgagor Home Phone #
21. Co-Mortgagor Work Phone Number
22. Mailing Street Address Line 1
23. Mailing Street Address Line 2
24. Mailing City
25. Mailing State
26. Mailing Zip Code
27. Property Street Address Line 1
28. Property Street Address Line 2
29. Property City
30. Property State
31. Property Zip Code
32. Current Principal Balance
33. Original Principal Balance (Loan Amount)
34. Current Interest Rate
35. Original Interest Rate
36. Current P&I Payment
37. Original P&I Payment
38. Current Payment Due Date
39. Interest Paid to Date
40. Interest Method
Interest Paid in Advance
Interest Paid in Arrears

DSI 365 day year, actual days in month
DSI 360 day year, 30 day month
DSI 367 day year, 30 day month, plus actual days
Upfront Interest (Rule of 78’s)
41. Accrued Interest Amount
42. Partial Payment Amount (DOP Amount/Interest Rich or Poor) for DSI Loans
43. First Payment Due Date
44. Closing Date
45. Maturity Date
46. Loan Term in Years
47. Loan Term in Months
48. Amortization Term (Balloon Only)
49. Lien Position
1st Lien
2nd Lien
3rd Lien
50. Occupancy Code
Owner Occupied
Non-Owner Occupied
Adverse
51. Property Type
Unsecured
Blanket
2-4 Family
2 Family (Duplex)
3 Family (Triplex)
4 Family (Quadplex)
Automotive
Co-Op
Condo
Commercial Multi-Family (5+ units)
Farm (Residential)
Hotel/Motel
Light Industrial
Mixed Use
Multi-Family/Apartment (less than 5 units)
Mobile Home/Chattel
Mobile Home/Real Property
Manufactured Home/Real Property
Mobile Home Park
Non-Real Estate

Night Club/Bar
Nursing Home
Office Building
Other
PUD
Self-Storage
Single Family
Retail
Townhouse
Unknown
Vacant Land
Warehouse
52. Escrow Balance
53. Escrow Advance Balance
54. Escrow Payment Amount
55. Total Monthly Payment Amount (PITI)
56. Corporate Advance Balance
57. Corporate Advance Details
Payee Name
Payee Address
Payee Tax ID#
Transaction Amount
Transaction Description
Transaction Date
Recoverable from Mortgagor (Y/N)
58. Suspense Balance
59. Loss Draft Balance (Restricted Escrow)
60. Restricted Escrow Balance
61. Subsidy (Buydown) Balance
62. Late Charge Balance
63. Late Charge Code
Fixed Flat Amount
Late Charge Rate x UPB
Late Charge Rate x P&I
Late Charge Rate x Total Payment
64. Monthly Late Charge Amount (Fixed Flat Fee Amount)
65. Late Charge Rate
66. Grace Days
67. Payment Frequency
Monthly
Bi-Weekly

Quarterly
Semi-Annual
Annual
68. Loan Type
Commercial Uninsured
Commercial Insured
69. Mortgage Type
Other
Unknown
Commercial Insured
Commercial Uninsured
Seller-Financed
70. Mortgage Instrument
ARM
Balloon
Balloon ARM
Buydown
Dividend Loans
Dual Amortization
Fixed Rate
GPM
GPM Balloon
HELOC
Pay History ARM
71. PMI/MIC Certificate #
72. Mortgage Insurance %
73. Original Appraised Value Amount
74. Original Loan-to-Value
75. Sales Price
76. Loan Purpose
Purchase
Refinance-Cash Out
Refinance-No Cash Out (Rate/Term)
Construction
77. Flood Insurance Required (Y/N)
Y=In Required Flood Zone
N=Not in Required Flood Zone
78. Tax Service
First American
TransAmerica (TRETS)
Alaskan Real Estate

FIS (Fidelity National Tax Service)
LandAmerica (Lereta)
Other
79. Tax Contract #
80. Tax Service Lender #
81. Sr. Lien Holder Name
82. Sr. Lien Holder Balance
83. Sr. Lien Holder Balance as of Date
84. Sr. Lien Holder Loan #
85. Sr. Lien Holder Payment Amount
86. Escrow Information (Tax, Insurance, MIP, and PMI)
Vendor/Payee Code
Vendor/Payee Name
Vendor/Payee Address Line 1
Vendor/Payee Address Line 2
Vendor/Payee City
Vendor/Payee State
Vendor/Payee Zip Code
Payment Frequency [Quarterly, Yearly (Annual), or Semi-Annual]
Escrow Type
Flood
Fire or Vacant
Liability
Loss of Rents
Windstorm
Earthquake
REO/REO Flood
2nd Lien
PMI/MIC
County Tax
City and School Tax
City, Borough, and Village Tax
School Tax
Other
Utility
Commercial
Escrow Maturity Date (Expiration Date or Next Due Date)
Analysis Amount/Annual Payment Amount
Reference Number (Policy # or Tax Parcel ID#)
Insurance Coverage Amount
Tax Service Payee # (Vendor Key 2)

Analysis (Y/N)
Y=Escrowed
N=Non-Escrowed
87. ARM Data
ARM Index Code (Provide Code and Definition)
(i.e., FN6ML=FNMA 6 Month LIBOR)
Rounding Factor %
Rounding Code
Base Rate
Initial Index
Margin Points
Rate Calculation Method
Life of Loan Ceiling
Life of Loan Floor
Lookback Days
First Periodic Rate Cap (Increase)
First Periodic Rate Cap (Decrease)
First P&I Change Date
First Payment Change Date
First Interest Rate Change Date
Remaining Periodic Rate Cap (Increase)
Remaining Periodic Rate Cap (Decrease)
Months to First Rate Change Date
Months to First Payment Change Date
Rate Change Frequency
Payment Change Frequency
Next Rate Change Date
P&I Cap Rate %
P&I Force Period
Neg Am Amount
Pending Rate Change %
Pending Rate Change Effective Date
Pending P&I Payment Change
Pending P&I Payment Change Effective Date
Interest Only Expiration Date
Interest Only Period
88. Interest Only Flag (Y/N)
Y=Interest Only Loan
N=Not Interest Only Loan
89. Prepayment Penalty Flag (Y/N)
90. Prepayment Penalty Soft or Hard Flag (H/S)

91. Prepayment Penalty Type (Description)
92. Prepayment Penalty Term (Months)
93. Prepayment Penalty Expiration Date (MM/DD/YYYY)
94. Prepayment Lockout Period (Months)
95. Flood Service Provider
96. Flood Determination/Certificate #
97. Determination Date
98. Flood Zone
99. Flood Insurance Required Flag (Y/N)
Y=In Special Flood Hazard Area
N=Not in Special Flood Hazard Area
100. Map #
101. Map Effective Date
102. Map Suffix
103. Map ID/Map #
104. Community Status (Regular, Emergency, or Suspended)
105. Community Entry Date (FIRM Date)
106. Foreclosure Flag (Y/N)
107. F/C Attorney Name
108. F/C Attorney Address
109. F/C Attorney Phone
110. F/C Attorney Email Address
111. Referral Date
112. First Legal Date/Date of First Action
113. Judgment Date
114. Sale Date/Scheduled Sale Date
115. BPO Vendor
116. BPO Amounts/Value
117. BPO Date
118. Bankruptcy Flag (Y/N)
119. B/K Attorney Name
120. B/K Attorney Address
121. B/K Attorney Phone #
122. B/K Attorney Fax #
123. B/K Attorney Email Address
124. Chapter (7,11, or 13)
125. Case #
126. Chapter 7 Abandonment Date
127. Agreed Order Entered Date
128. Agreed Order Default Letter Expiration
129. Agreed Order Default Letter Requested

130. Agreed Order Default Letter Sent
131. Date Agreed Order Expires
132. Chapter 7 Asset Case (Y/N)
133. Last Date to File POC
134. Attorney File #
135. District in which Bankruptcy was Filed
136. Division in which Bankruptcy was Filed
137. Current Bankruptcy Status
138. Bankruptcy Filing Date
139. Effective Date of Current Bankruptcy Status
140. Bankruptcy Case Notes
141. Date Confirmed
142. Bankruptcy Conversion Chapter
143. Date Bankruptcy Converted
144. 341 Meeting Date
145. Date Discharge Entered
146. Person Filing Bankruptcy
147. MFR Hearing Date (Motion For Relief)
148. MFR Granted (Y/N)
149. MFR Filed Date
150. MFR Referral Date
151. Date Notice of Termination Sent
152. Date Notified of Bankruptcy
153. Date Notified of Bankruptcy Closing
154. Date Objection to POC Filed
155. Amount of Arrears Paid
156. Date POC Filed
157. Post-Petition Due Date
158. Amount of Post-Petition Delinquency
159. Pre-Petition Due Date
160. Projected Discharge Date
161. Date Reaffirmation Agreement was Filed
162. Date Released from Bankruptcy
163. Type of Closing (Dismissal, Stay, or Lift)
164. Date Stay or Lift Granted
165. Date the Trustee No Asset Report was Filed
166. Date Referred for POC
167. Amount in Trustee Suspense
168. REO Loan Status
a. Listed
b. Pre-Listed

c. Eviction
d. Redemption
169. Vested Name on the Title (prior to the time of loan transfer)
170. Eviction Attorney Name
171. Eviction Attorney Address
172. Eviction Attorney Phone #
173. Eviction Attorney Fax #
174. Eviction Attorney Email Address
175. Title Ordered Flag (Y/N)
Y=The property title has been ordered
N=The property title has not been ordered
176. Date Title Ordered (MM/DD/YYYY)
177. Title Company Name
178. Title Company Contact Person
179. Title Company Address
180. Title Company Phone #
181. Title Company Fax #
182. Title Company Email Address
183. Deed in Lieu-DIL Flag (Y/N)
184. Date of Deed in Lieu
185. Real Estate Contract Flag (Y/N)
Y=There is a contract on the property
N=There is no contract on the property
186. Closing Agent Name
187. Closing Agent Address
188. Closing Agent Phone #
189. Closing Agent Fax #
190. Closing Agent Email Address
191. Listing Agent Name
192. Listing Agent Address
193. Listing Agent Phone #
194. Listing Agent Fax #
195. Listing Agent Email Address
196. REO Service Outsourced Flag (Y/N)
Y=The REO service support is provided by an outside source
N=The REO service support is not provided by an outside source
197. REO Service Provider/Vendor Name
198. REO Service Provider/Vendor Address
199. REO Service Provider/Vendor Phone #
200. REO Service Provider/Vendor Fax #
201. REO Service Provider/Vendor Email Address

202. Current Document Custodian
203. Document Custodian Address
204. Document Custodian Phone #
205. Correspondent/Broker Name
206. Correspondent/Broker Address
207. Real Estate DSCR (Debt Service Coverage Ratio)
208. Combined DSCR (Debt Service Coverage Ratio)
209. FICO Scores
210. FICO Date
211. Property Name
212. Occupancy Date
213. Occupancy Rate
214. Number of Units
215. Number of Buildings
216. Year Built
217. Net Rentable Area
218. Information Required for 3 Largest Tenants
a. Tenant Name
b. Square Footage
c. Current Rent
d. Lease Expiration
219. Program (Stated Income or Full Doc)
220. UCC Information
a. State or County UCC
b. UCC Type (UCC-1, UCC-3, etc.
c. Recording #
d. Date Recorded
e. Expiration Date (Should be 5 years from recording)
f. County (County Property is located)
221. Information on Reserves Being Held
Repair, Tenant Improvement,
Environmental, Capital Improvement,
Seasonality, Deferred Maintenance, Debt
Service, Ground Rents, Leasing, Holdback, Letter
of Credit, etc.)
b. Initial Deposit Amount (Amount Deposited at Origination)
c. Monthly Deposit Amount (Amount Deposited on a monthly basis)
d. Reserve Balance
e. Interest Bearing Flag (Y/N)
f. Reserve Maturity Date
222. Management Company Information

a. Property Management Company Name
b. Account # (if Applicable)
c. Contact Name
d. Phone Number
e. Mailing Address
f. Mailing City
g. Mailing State
h. Mailing Zip
223. Default Interest Rate
224. Date of Assumption
225. Special Servicing
a. Special Servicer Transfer Date
b. Expected Asset Resolve Date
c. Workout Strategy
d. Modification Code
e. Balance at Effective Modification Date
f. Modification Effective Date
g. Old Note Rate
h. Old P&I
i. Modified Payment Amount
j. Old Maturity Date
k. Total Months for Modification Change
l. Extension per docs or servicer
m. Master Servicer Return Date
n. Previous Special Servicer Transfer Date
226. Receivership Information
a. Receiver Start Date
b. Receiver Company Name
c. Contact Name
d. Phone Number
e. Mailing Address
f. Mailing City
g. Mailing State
h. Mailing Zip
HELOC Loans:
LN#
INVCODE
ORIG APPRAISE VAL #2
AVM Value
LOAN AMT #1
CALCED 1ST LIEN

ORIG CLTV
NEW CLTV
CALCED NEW HELOC AMT
POTENTIAL AVAIL CREDIT
NEW HELOC AMT FOR LETTER #3
LETTER TO BE ISSUED
LTRCODE
B1 FNAME
B1 LNAME
B2 FNAME
B2 LNAME
MAIL ADDR
MAIL CITY
MAIL ST
MAIL ZIP
PROP ADD
PROP CITY
PROP ST
PROP ZIP
UPB AS OF 07 10 08
STATUS FLAG
CLOSE DATE
YEAR
EXCLUDE FROM MAIL

Exhibit O
Terms of Interim Servicing Agreement

Exhibit O
For discussion purposes only
Peninsula
Proposed Interim Servicing Agreement (“ISA”) Terms
August 28, 2008
Proposed Portfolio

Owner	.

Servicer	Litton Loan Servicing LP

Transfer:	Purchased Mortgage Loans, approximately $1 billion of 1st lien whole loans. Automobile Loans, Other Purchased Loans and HELOCS are specifically excluded from the ISA.

Servicing Type:	Remittance on an Actual/Actual Basis

Advances:	All future advances will be the responsibility of the Servicer (T&I and Corporate). The recoverability determination on each mortgage loan shall be made by the Servicer taking into consideration all previous advances made on such loan made by either the Owner or any prior Servicer.

Transfer Date:	October 1, 2008

Servicing Responsibilities:	Generally accepted servicing practices

Term:	From October 1, 2008 until April 1, 2009 unless extended by a written agreement executed by Servicer and Owner. However, the parties note that it is their intent to transfer ownership of the Purchased Mortgage Loans on November 3, 2008, effective as of November 1, 2008. In the event that such transfer is not consummated, the parties shall cooperate to unwind this agreement promptly and to transfer servicing back to Owner in accordance with the terms thereof.
This term sheet is for discussion purposes only and is not to be considered as an offer

1

Financial Terms

Interim Servicing Fee:	For the period from October 1 through November 1, 2008, an amount equal to $400,000. Thereafter, see attached Schedule A.

Ancillary Income:	Servicer shall be entitled to additional servicing compensation for all ancillary income, including NSF, Late Charges and Prepayment Penalties

Custodial Accounts:	Custodial accounts held by and float benefits received by Servicer shall inure to the benefit of the Servicer
Data and Performance Management

Account Management:	Peninsula will be assigned an Account Manager to act as a single point of contact to respond to data requests and client issues.

RADAR Vision:	All securities serviced by Litton will be installed on RADAR Vision. Peninsula will be assigned a user id and password enabling users to access deal level performance data.

Litton will also design and deliver customized reports as needed.
Other

Indemnity	Parties to indemnify each other for their respective breaches, negligence or willful misconduct. Any breach of a Fundamental Rep under the APA that arises solely as a result of the negligence or willfull misconduct of Servicer under this Agreement will not be subject to APA remedies.
This term sheet is for discussion purposes only and is not to be considered as an offer

2

SCHEDULE A
This term sheet is for discussion purposes only and is not to be considered as an offer

3

Execution Version
SCHEDULES TO
ASSET PURCHASE AGREEMENT
by and among
Goldman Sachs Mortgage Company,
Goldman, Sachs & Co.,
Litton Loan Servicing, LP, as Purchasers
and
Popular Mortgage Servicing, Inc.,
Equity One, Inc.,
Equity One, Incorporated,
Equity One Consumer Loan Company, Inc.,
E-LOAN Auto Fund Two, LLC,
Popular Financial Services, LLC,
Popular FS, LLC, as Sellers
and
Popular, Inc. and Popular North America, Inc.
(each solely for the purposes of Sections 4.1, 4.2, 4.3, 4.4 and 13.18)
August 29, 2008

     This document contains the schedules (the “Schedules”) to the Asset Purchase Agreement (the “Agreement”), dated as of August 29, 2008, by and among Goldman Sachs Mortgage Company, a New York limited partnership, Goldman, Sachs & Co., a New York limited partnership, Litton Loan Servicing, LP, a Delaware limited partnership, Popular Mortgage Servicing, Inc., a Delaware corporation (“PMSI”), Equity One, Inc., a Delaware corporation (“Equity One”), Equity One, Incorporated, a Pennsylvania corporation (“Equity One PA”), Equity One Consumer Loan Company, Inc., a New Hampshire corporation (“Equity One Consumer”), E-LOAN Auto Fund Two, LLC, a Delaware limited liability company (“E-LOAN Auto II”), Popular Financial Services, LLC, a Delaware limited liability company (“Popular Financial”), Popular FS, LLC, a Delaware limited liability company (“Popular FS” and together with PMSI, Equity One, Equity One PA, Equity One Consumer, E-LOAN Auto II and Popular Financial, the “Sellers” (and each of such Sellers, a “Seller”)), and, solely for purposes of Sections 4.1, 4.2, 4.3, 4.4 and 13.18 of the Agreement, Popular North America, Inc., a Delaware corporation (“PNA”), and Popular, Inc., a Puerto Rico corporation.
     These Schedules are qualified in their entirety by references to specific provisions of the Agreement and are not intended to constitute, and shall not be construed as constituting, any representations and warranties of any Seller, except as and to the extent provided in the Agreement. Capitalized terms used but not defined herein shall have the meanings given such terms in the Agreement.
     Any information disclosed pursuant to a particular Schedule shall be deemed to apply to each other Schedule to the extent the relationship of such matter to such other Schedule is reasonably apparent on its face. Neither the specification of any dollar amount in any representation or warranty contained in the Agreement nor the inclusion of any specific item in any Schedule is intended to imply that such amount, or higher or lower amounts, or the item so included or other items, are or are not material, and no party shall use the fact of the setting forth of any such amount or the inclusion of any such item in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in any Schedule is or is not material for purposes of the Agreement. Unless the Agreement specifically provides otherwise, neither the specification of any item or matter in any representation or warranty contained in this Agreement nor the inclusion of any specific item in any Schedule is intended to imply that such item or matter, or other items or matters, are or are not in the ordinary course of business, and no party shall use the fact of the setting forth or the inclusion of any such item or matter in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in any Schedule is or is not in the ordinary course of business for purposes of the Agreement.
     The heading and title references in these Schedules are for convenience purposes only, do not constitute a part of the schedules and will not be deemed to limit or affect anything contained herein.

SCHEDULE 1.1(a)
PURCHASED LOANS
Attached as Exhibit 1.1(a).

1

Schedules

Schedule 1.1(a)	Purchased Loans
Schedule 1.1(b)	Sellers’ Knowledge
Schedule 1.1(c)	Servicing Agreements, REO Property and Advances
Schedule 1.1(d)	Servicing File
Schedule 2.1(a)(ii)	RMBS Assets
Schedule 4.3	Non-Contravention
Schedule 4.4(b)	Seller Consents
Schedule 4.5	Certain Matters with respect to Purchased Loans
Schedule 4.7	Servicing Assets
Schedule 4.8	Tax Matters
Schedule 4.9	Litigation
Schedule 6.4	Operation of Business Prior to Closing
Schedule 6.13(a)(iii)	Servicing File Exceptions
Schedule 6.21	Serviced REO Properties

iii

Schedule 1.1 (A)
Auto and Consumer Loans

Mtg Asset Accrual Paid Thru	6/1/2008
Non Mtg Asset Accrual Paid	7/1/2008

Pool	Principal Balance	Rate	Purchase Price	Proceeds Before Accrual	Days Accrued	Accrued Interest	Total Purchase Proceeds
Consumer Mortgage	30,446,228.40	9.23	21.00	6,393,707.96	-1.99	-11,162.20	6,382,545.76
Consumer Non Mortgage	9,217,322.06	15.31	22.00	2,027,810.85	-29.88	-98,978.22	1,928,832.64
Construction	39,382,044.22	9.38	11.00	4,332,024.86	0.00	0.00	4,332,024.86
Auto	4,103,924.24	10.18	24.00	984,941.82	5.37	6,144.09	991,085.91

TOTAL	83,149,518.92	10.03	16.52	13,738,485.50	-3.77	-103,996.33	13,634,489.17

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
394256	8/1/2008	8/23/2008	Funding	Consumer Mortgage	4,364.87	10.03	21.00	916.62	-22.00	-26.75	889.87
1309	8/1/2008	8/4/2008	Funding	Consumer Mortgage	81,697.69	9.24	21.00	17,156.51	-3.00	-62.91	17,093.61
783251	8/1/2008	8/29/2008	Funding	Consumer Mortgage	15,175.90	10.00	21.00	3,186.94	-28.00	-118.03	3,068.90
1242746	8/1/2008	9/6/2008	Funding	Consumer Mortgage	37,544.11	9.49	21.00	7,884.26	-35.00	-346.40	7,537.87
1756988	8/1/2008	5/12/2008	Funding	Consumer Mortgage	31,853.29	10.50	21.00	6,689.19	0.00	0.00	6,689.19
1406327	8/1/2008	8/2/2008	Funding	Consumer Mortgage	51,068.95	10.25	21.00	10,724.48	-1.00	-14.54	10,709.94
1453174	8/1/2008	8/2/2008	Funding	Consumer Mortgage	37,654.71	11.99	21.00	7,907.49	-1.00	-12.54	7,894.95
1928952	8/1/2008	2/16/2008	Funding	Consumer Mortgage	22,998.29	10.25	21.00	4,829.64	0.00	0.00	4,829.64
2257040	8/1/2008	5/2/2008	Funding	Consumer Mortgage	17,034.66	13.75	21.00	3,577.28	0.00	0.00	3,577.28
2341840	8/1/2008	8/8/2008	Funding	Consumer Mortgage	11,158.74	9.65	21.00	2,343.34	-7.00	-20.94	2,322.40
3661604	8/1/2008	9/1/2007	Funding	Consumer Mortgage	50,293.04	8.25	21.00	10,561.54	0.00	0.00	10,561.54
4164206	8/1/2008	6/6/2008	Funding	Consumer Mortgage	41,739.85	12.00	21.00	8,765.37	30.00	417.40	9,182.77
4135284	8/1/2008	8/14/2006	Funding	Consumer Mortgage	25,201.67	9.75	21.00	5,292.35	0.00	0.00	5,292.35
5994584	8/1/2008	7/18/2008	Funding	Consumer Mortgage	15,479.86	12.50	21.00	3,250.77	13.00	69.87	3,320.64
6096196	8/1/2008	5/8/2008	Funding	Consumer Mortgage	44,514.52	8.99	21.00	9,348.05	0.00	0.00	9,348.05
7923580	8/1/2008	8/23/2008	Funding	Consumer Mortgage	10,730.37	10.57	21.00	2,253.38	-22.00	-69.31	2,184.07
8168916	8/1/2008	8/27/2008	Funding	Consumer Mortgage	71,091.12	7.75	21.00	14,929.14	-26.00	-397.91	14,531.22
8643022	8/1/2008	4/6/2007	Funding	Consumer Mortgage	36,863.81	10.99	21.00	7,741.40	0.00	0.00	7,741.40
9012867	8/1/2008	7/6/2008	Funding	Consumer Mortgage	47,297.46	8.99	21.00	9,932.47	25.00	295.28	10,227.75
10101153	8/1/2008	8/17/2008	Funding	Consumer Mortgage	3,077.00	13.50	21.00	646.17	-16.00	-18.46	627.71
11436902	8/1/2008	8/6/2008	Funding	Consumer Mortgage	50,667.28	9.50	21.00	10,640.13	-5.00	-66.85	10,573.28
11452822	8/1/2008	8/15/2008	Funding	Consumer Mortgage	236,409.69	7.50	21.00	49,646.03	-14.00	-689.53	48,956.51
11597653	8/1/2008	10/2/2008	Funding	Consumer Mortgage	10,720.31	11.99	21.00	2,251.27	-61.00	-217.80	2,033.47
13342233	8/1/2008	8/10/2008	Funding	Consumer Mortgage	66,401.78	8.99	21.00	13,944.37	-9.00	-149.24	13,795.14
13557121	8/1/2008	7/3/2007	Funding	Consumer Mortgage	36,678.91	12.99	21.00	7,702.57	0.00	0.00	7,702.57
14161048	8/1/2008	8/17/2008	Funding	Consumer Mortgage	77,886.68	8.99	21.00	16,356.20	-16.00	-311.20	16,045.00
14213187	8/1/2008	8/2/2008	Funding	Consumer Mortgage	70,469.86	9.99	21.00	14,798.67	-1.00	-19.56	14,779.12
14418346	8/1/2008	10/15/2007	Funding	Consumer Mortgage	1,594.24	0.00	21.00	334.79	0.00	0.00	334.79
483653	8/1/2008	6/24/2009	Funding	Consumer Mortgage	6,741.98	7.00	21.00	1,415.82	-323.00	-423.43	992.38
15564631	8/1/2008	8/16/2008	Funding	Consumer Mortgage	9,551.59	13.35	21.00	2,005.83	-15.00	-53.13	1,952.70
16500000	8/1/2008	5/27/2008	Funding	Consumer Mortgage	16,522.17	8.99	21.00	3,469.66	0.00	0.00	3,469.66
16531518	8/1/2008	6/26/2008	Funding	Consumer Mortgage	84,388.11	8.25	21.00	17,721.50	30.00	580.17	18,301.67
16536933	8/1/2008	5/31/2008	Funding	Consumer Mortgage	57,585.80	9.25	21.00	12,093.02	0.00	0.00	12,093.02
16572504	8/1/2008	7/22/2008	Funding	Consumer Mortgage	29,736.18	10.50	21.00	6,244.60	9.00	78.06	6,322.66
17010445	8/1/2008	8/1/2008	Funding	Consumer Mortgage	125,973.95	8.75	21.00	26,454.53	0.00	0.00	26,454.53
17753740	8/1/2008	3/19/2008	Funding	Consumer Mortgage	3,570.67	13.75	21.00	749.84	0.00	0.00	749.84
18020165	8/1/2008	8/1/2008	Funding	Consumer Mortgage	84,109.05	9.75	21.00	17,662.90	0.00	0.00	17,662.90
18173310	8/1/2008	8/30/2008	Funding	Consumer Mortgage	6,630.01	11.25	21.00	1,392.30	-29.00	-60.08	1,332.22
18710831	8/1/2008	3/2/2008	Funding	Consumer Mortgage	18,323.85	10.50	21.00	3,848.01	0.00	0.00	3,848.01
19061757	8/1/2008	7/4/2008	Funding	Consumer Mortgage	34,888.76	9.80	21.00	7,326.64	27.00	256.43	7,583.07
18952356	8/1/2008	7/31/2008	Funding	Consumer Mortgage	348,011.42	6.50	21.00	73,082.40	1.00	62.84	73,145.23
19037694	8/1/2008	8/1/2008	Funding	Consumer Mortgage	28,368.19	10.02	21.00	5,957.32	0.00	0.00	5,957.32
19126293	8/1/2008	8/2/2008	Funding	Consumer Mortgage	8,868.02	14.08	21.00	1,862.28	-1.00	-3.47	1,858.82
19076274	8/1/2008	5/23/2008	Funding	Consumer Mortgage	68,618.91	11.25	21.00	14,409.97	0.00	0.00	14,409.97

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
19169478	8/1/2008	8/3/2008	Funding	Consumer Mortgage	5,333.87	12.55	21.00	1,120.11	-2.00	-3.72	1,116.39
19257612	8/1/2008	8/14/2008	Funding	Consumer Mortgage	4,080.15	12.75	21.00	856.83	-13.00	-18.79	838.05
19730756	8/1/2008	7/22/2008	Funding	Consumer Mortgage	157,272.09	8.00	21.00	33,027.14	9.00	314.54	33,341.68
19705188	8/1/2008	8/19/2008	Funding	Consumer Mortgage	10,503.58	10.50	21.00	2,205.75	-18.00	-55.14	2,150.61
711533	8/1/2008	7/27/2008	Funding	Consumer Mortgage	24,447.09	8.75	21.00	5,133.89	4.00	23.77	5,157.66
20714501	8/1/2008	8/2/2008	Funding	Consumer Mortgage	45,155.05	9.12	21.00	9,482.56	-1.00	-11.44	9,471.12
20719389	8/1/2008	9/2/2008	Funding	Consumer Mortgage	63,698.19	3.60	21.00	13,376.62	-31.00	-197.46	13,179.16
20970576	8/1/2008	9/2/2008	Funding	Consumer Mortgage	27,256.92	10.50	21.00	5,723.95	-31.00	-246.45	5,477.51
20961146	8/1/2008	8/29/2008	Funding	Consumer Mortgage	52,998.47	7.75	21.00	11,129.68	-28.00	-319.46	10,810.22
22452303	8/1/2008	6/16/2008	Funding	Consumer Mortgage	42,994.17	11.99	21.00	9,028.78	30.00	429.58	9,458.36
22459257	8/1/2008	7/19/2008	Funding	Consumer Mortgage	25,138.56	11.21	21.00	5,279.10	12.00	93.93	5,373.03
22713229	8/1/2008	7/1/2008	Funding	Consumer Mortgage	10,870.12	9.99	21.00	2,282.73	30.00	90.49	2,373.22
22712896	8/1/2008	6/22/2008	Funding	Consumer Mortgage	34,640.29	8.74	21.00	7,274.46	30.00	252.30	7,526.76
22984611	8/1/2008	8/21/2008	Funding	Consumer Mortgage	64,796.33	8.25	21.00	13,607.23	-20.00	-296.98	13,310.25
23173032	8/1/2008	10/1/2007	Funding	Consumer Mortgage	19,845.77	10.00	21.00	4,167.61	0.00	0.00	4,167.61
23276340	8/1/2008	8/6/2008	Funding	Consumer Mortgage	16,974.29	11.99	21.00	3,564.60	-5.00	-28.27	3,536.33
24361076	8/1/2008	7/7/2008	Funding	Consumer Mortgage	27,891.04	12.75	21.00	5,857.12	24.00	237.07	6,094.19
25177575	8/1/2008	7/15/2008	Funding	Consumer Mortgage	143,912.03	7.75	21.00	30,221.53	16.00	495.70	30,717.22
25916049	8/1/2008	7/29/2008	Funding	Consumer Mortgage	4,335.30	12.50	21.00	910.41	2.00	3.01	913.42
26355745	8/1/2008	8/14/2008	Funding	Consumer Mortgage	33,037.90	9.25	21.00	6,937.86	-13.00	-110.36	6,827.60
26421695	8/1/2008	8/11/2008	Funding	Consumer Mortgage	101,305.41	7.99	21.00	21,274.14	-10.00	-224.84	21,049.29
26528278	8/1/2008	6/10/2008	Funding	Consumer Mortgage	6,217.52	11.50	21.00	1,305.68	30.00	59.58	1,365.26
27356978	8/1/2008	11/23/2007	Funding	Consumer Mortgage	18,204.00	10.50	21.00	3,822.84	0.00	0.00	3,822.84
28336844	8/1/2008	2/26/2008	Funding	Consumer Mortgage	113,587.42	8.99	21.00	23,853.36	0.00	0.00	23,853.36
28634037	8/1/2008	6/2/2008	Funding	Consumer Mortgage	26,254.32	11.00	21.00	5,513.41	30.00	240.66	5,754.07
28383500	8/1/2008	7/29/2008	Funding	Consumer Mortgage	2,892.02	9.49	21.00	607.32	2.00	1.52	608.85
29419788	8/1/2008	8/10/2008	Funding	Consumer Mortgage	15,874.52	9.99	21.00	3,333.65	-9.00	-39.65	3,294.00
30378794	8/1/2008	7/2/2008	Funding	Consumer Mortgage	30,985.54	11.00	21.00	6,506.96	29.00	274.57	6,781.53
30735482	8/1/2008	8/6/2008	Funding	Consumer Mortgage	31,382.31	7.50	21.00	6,590.29	-5.00	-32.69	6,557.60
30872548	8/1/2008	4/22/2007	Funding	Consumer Mortgage	42,935.68	11.42	21.00	9,016.49	0.00	0.00	9,016.49
32803323	8/1/2008	8/7/2008	Funding	Consumer Mortgage	64,893.04	8.50	21.00	17,827.54	-6.00	-120.27	17,707.27
33035260	8/1/2008	5/21/2007	Funding	Consumer Mortgage	30,603.98	9.75	21.00	6,426.64	0.00	0.00	6,426.84
33970974	8/1/2008	9/2/2008	Funding	Consumer Mortgage	6,457.53	12.75	21.00	1,356.08	-31.00	-70.90	1,285.18
33539559	8/1/2008	8/3/2008	Funding	Consumer Mortgage	32,339.21	9.50	21.00	6,791.23	-2.00	-17.07	6,774.17
35002867	8/1/2008	4/2/2008	Funding	Consumer Mortgage	66,779.91	8.24	21.00	14,023.78	0.00	0.00	14,023.78
36297993	8/1/2008	8/25/2008	Funding	Consumer Mortgage	11,879.96	8.50	21.00	2,494.79	-24.00	-67.32	2,427.47
36318353	8/1/2008	7/18/2005	Funding	Consumer Mortgage	38,921.40	11.25	21.00	8,173.49	0.00	0.00	8,173.49
36962488	8/1/2008	8/22/2007	Funding	Consumer Mortgage	29,831.98	7.75	21.00	6,264.72	0.00	0.00	6,264.72
36778165	8/1/2008	8/11/2008	Funding	Consumer Mortgage	5,583.34	6.00	21.00	1,172.50	-10.00	-9.31	1,163.20
36966093	8/1/2008	8/24/2008	Funding	Consumer Mortgage	12,092.34	11.99	21.00	2,539.39	-23.00	-92.63	2,446.76
38079318	8/1/2008	6/16/2008	Funding	Consumer Mortgage	13,463.57	12.99	21.00	2,827.35	30.00	145.74	2,973.09
37437632	8/1/2008	5/23/2008	Funding	Consumer Mortgage	11,483.19	10.50	21.00	2,411.47	0.00	0.00	2,411.47
37448670	8/1/2008	7/31/2008	Funding	Consumer Mortgage	169,576.13	8.75	21.00	35,610.99	1.00	41.22	35,652.20
37530268	8/1/2008	7/26/2008	Funding	Consumer Mortgage	48,570.78	9.99	21.00	10,199.86	5.00	67.39	10,267.26
39487633	8/1/2008	2/21/2008	Funding	Consumer Mortgage	43,067.11	9.99	21.00	9,044.09	0.00	0.00	9,044.09
39550563	8/1/2008	6/21/2008	Funding	Consumer Mortgage	25,097.93	10.25	21.00	5,270.57	30.00	214.38	5,484.94
38689163	8/1/2008	8/6/2008	Funding	Consumer Mortgage	29,600.63	8.25	21.00	6,216.13	-5.00	-33.92	6,182.21
39790765	8/1/2008	8/8/2008	Funding	Consumer Mortgage	13,345.34	10.99	21.00	2,802.52	-7.00	-28.52	2,774.00
39867377	8/1/2008	6/30/2008	Funding	Consumer Mortgage	53,997.87	9.75	21.00	11,339.55	30.00	438.73	11,778.29
40596752	8/1/2008	8/30/2008	Funding	Consumer Mortgage	26,593.93	10.75	21.00	5,584.73	-29.00	-230.30	5,354.43
41966135	8/1/2008	8/19/2008	Funding	Consumer Mortgage	56,639.40	7.75	21.00	11,894.27	-18.00	-219.48	11,674.80
42072014	8/1/2008	8/19/2008	Funding	Consumer Mortgage	36,124.43	12.90	21.00	7,586.13	-18.00	-233.00	7,353.13
43386345	8/1/2008	6/20/2008	Funding	Consumer Mortgage	18,745.45	8.99	21.00	3,936.54	30.00	140.43	4,076.98
43500618	8/1/2008	8/21/2008	Funding	Consumer Mortgage	21,135.57	11.25	21.00	4,438.47	-20.00	-132.10	4,306.37

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
43833104	8/1/2008	8/29/2008	Funding	Consumer Mortgage	17,521.20	9.99	21.00	3,679.45	-28.00	-136.14	3,543.31
44242761	8/1/2008	6/2/2008	Funding	Consumer Mortgage	2,979.96	11.99	21.00	625.79	30.00	29.77	655.57
45143184	8/1/2008	7/30/2008	Funding	Consumer Mortgage	11,358.36	8.25	21.00	2,385.26	1.00	2.60	2,387.86
45669517	8/1/2008	8/25/2008	Funding	Consumer Mortgage	16,298.06	11.00	21.00	3,422.59	-24.00	-119.52	3,303.07
46234272	8/1/2008	7/23/2008	Funding	Consumer Mortgage	33,505.91	7.99	21.00	7,036.24	8.00	59.49	7,095.73
46526673	8/1/2008	7/30/2008	Funding	Consumer Mortgage	44,999.76	11.99	21.00	9,449.95	1.00	14.99	9,464.94
46734375	8/1/2008	8/30/2008	Funding	Consumer Mortgage	203,038.32	6.24	21.00	42,638.05	-29.00	-1,020.61	41,617.44
46955875	8/1/2008	8/11/2008	Funding	Consumer Mortgage	30,998.23	9.99	21.00	6,509.63	-10.00	-86.02	6,423.61
47199047	8/1/2008	7/2/2008	Funding	Consumer Mortgage	34,960.43	7.00	21.00	7,341.69	29.00	197.14	7,538.83
47494776	8/1/2008	8/1/2008	Funding	Consumer Mortgage	9,018.94	14.50	21.00	1,893.98	0.00	0.00	1,893.98
47495096	8/1/2008	6/15/2008	Funding	Consumer Mortgage	52,346.47	8.75	21.00	10,992.76	30.00	381.69	11,374.45
1533095	8/1/2008	1/20/2011	Funding	Consumer Mortgage	1,692.97	9.50	21.00	355.52	-889.00	-397.17	-41.64
48475861	8/1/2008	7/31/2009	Funding	Consumer Mortgage	8,882.22	10.57	21.00	1,865.27	-359.00	-936.24	929.02
48595150	8/1/2008	6/19/2008	Funding	Consumer Mortgage	11,772.76	10.83	21.00	2,472.28	30.00	106.25	2,578.53
48727596	8/1/2008	7/5/2008	Funding	Consumer Mortgage	20,263.68	8.96	21.00	4,255.37	26.00	131.13	4,386.50
48776348	8/1/2008	7/23/2008	Funding	Consumer Mortgage	39,718.37	10.49	21.00	8,340.86	8.00	92.59	8,433.45
50013540	8/1/2008	12/16/2008	Funding	Consumer Mortgage	84,010.48	8.75	21.00	17,642.20	-135.00	-2,756.59	14,885.61
50873202	8/1/2008	7/4/2008	Funding	Consumer Mortgage	252,773.13	10.25	21.00	53,082.36	27.00	1,943.19	55,025.55
50582567	8/1/2008	8/31/2008	Funding	Consumer Mortgage	80,235.00	9.13	21.00	16,849.35	-29.00	-590.11	16,259.24
51616590	8/1/2008	8/12/2008	Funding	Consumer Mortgage	4,654.25	10.63	21.00	977.39	-11.00	-15.12	962.28
51800072	8/1/2008	8/2/2008	Funding	Consumer Mortgage	32,702.07	10.00	21.00	6,867.43	-1.00	-9.08	6,858.35
52420103	8/1/2008	2/2/2008	Funding	Consumer Mortgage	44,398.81	10.00	21.00	9,323.75	0.00	0.00	9,323.75
53598315	8/1/2008	7/3/2008	Funding	Consumer Mortgage	54,931.88	9.99	21.00	11,535.69	28.00	426.82	11,962.52
53395629	8/1/2008	8/29/2008	Funding	Consumer Mortgage	160,902.38	8.13	21.00	33,789.50	-28.00	-1,017.44	32,772.06
54207364	8/1/2008	9/30/2007	Funding	Consumer Mortgage	12,451.67	10.20	21.00	2,614.85	0.00	0.00	2,614.85
55211725	8/1/2008	2/2/2008	Funding	Consumer Mortgage	30,989.67	11.17	21.00	6,507.83	0.00	0.00	6,507.83
55247851	8/1/2008	6/12/2009	Funding	Consumer Mortgage	2,031.63	10.75	21.00	426.64	-311.00	-188.67	237.97
57054014	8/1/2008	7/31/2008	Funding	Consumer Mortgage	75,124.44	9.49	21.00	15,776.13	1.00	19.80	15,795.94
57467045	8/1/2008	7/24/2008	Funding	Consumer Mortgage	100,740.39	9.46	21.00	21,155.48	7.00	185.31	21,340.79
57505104	8/1/2008	11/13/2007	Funding	Consumer Mortgage	19,248.70	9.99	21.00	4,042.23	0.00	0.00	4,042.23
7292783	8/1/2008	8/13/2008	Funding	Consumer Mortgage	55,839.03	10.99	21.00	11,726.20	-12.00	-204.56	11,521.64
58253041	8/1/2008	7/30/2008	Funding	Consumer Mortgage	8,152.60	10.58	21.00	1,712.05	1.00	2.40	1,714.44
59023014	8/1/2008	7/16/2008	Funding	Consumer Mortgage	78,777.84	10.75	21.00	16,543.35	15.00	352.86	16,896.21
59161116	8/1/2008	9/29/2006	Funding	Consumer Mortgage	42,491.12	9.99	21.00	8,923.14	0.00	0.00	8,923.14
59479151	8/1/2008	6/6/2008	Funding	Consumer Mortgage	15,854.95	11.49	21.00	3,329.54	30.00	151.81	3,481.35
59701340	8/1/2008	4/2/2008	Funding	Consumer Mortgage	9,158.39	9.50	21.00	1,923.26	0.00	0.00	1,923.26
59737535	8/1/2008	8/28/2008	Funding	Consumer Mortgage	7,361.60	11.99	21.00	1,545.94	-27.00	-66.20	1,479.74
59740626	8/1/2008	8/2/2008	Funding	Consumer Mortgage	42,522.85	10.00	21.00	6,929.80	-1.00	-11.81	8,917.99
59740739	8/1/2008	8/15/2008	Funding	Consumer Mortgage	36,867.54	11.99	21.00	7,742.16	-14.00	-171.91	7,570.28
59740773	8/1/2008	7/16/2008	Funding	Consumer Mortgage	19,310.71	12.99	21.00	4,055.25	15.00	104.52	4,159.77
59743000	8/1/2008	4/13/2008	Funding	Consumer Mortgage	24,725.02	11.49	21.00	5,192.25	0.00	0.00	5,192.25
60036655	8/1/2008	11/20/2007	Funding	Consumer Mortgage	53,928.20	11.99	21.00	11,324.92	0.00	0.00	11,324.92
60210557	8/1/2008	7/2/2008	Funding	Consumer Mortgage	42,696.12	8.00	21.00	8,966.19	29.00	275.15	9,241.34
60304709	8/1/2008	8/25/2008	Funding	Consumer Mortgage	58,227.44	9.99	21.00	12,227.76	-24.00	-387.79	11,839.97
60329169	8/1/2008	7/29/2008	Funding	Consumer Mortgage	18,946.61	13.50	21.00	3,978.79	2.00	14.21	3,993.00
61034754	8/1/2008	3/14/2008	Funding	Consumer Mortgage	20,992.94	10.75	21.00	4,408.52	0.00	0.00	4,408.52
61518915	8/1/2008	5/2/2007	Funding	Consumer Mortgage	285,148.15	6.26	21.00	59,881.11	0.00	0.00	59,881.11
61597727	8/1/2008	11/4/2008	Funding	Consumer Mortgage	24,347.38	10.25	21.00	5,112.95	-93.00	-644.70	4,468.25
61631406	8/1/2008	4/30/2008	Funding	Consumer Mortgage	9,451.51	10.61	21.00	1,984.82	0.00	0.00	1,984.82
8959356	8/1/2008	8/4/2008	Funding	Consumer Mortgage	8,513.38	7.75	21.00	1,787.81	-3.00	-5.50	1,782.31
62719788	8/1/2008	9/2/2008	Funding	Consumer Mortgage	4,691.21	11.49	21.00	985.15	-31.00	-46.42	938.74
5054422	8/1/2008	6/25/2008	Funding	Consumer Mortgage	75,704.02	9.25	21.00	15,897.84	30.00	583.55	16,481.40
62968999	8/1/2008	8/6/2008	Funding	Consumer Mortgage	50,516.45	9.25	21.00	10,608.45	-5.00	-64.90	10,543.55
5100837	8/1/2008	9/29/2006	Funding	Consumer Mortgage	42,103.35	9.99	21.00	8,841.70	0.00	0.00	8,841.70

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
9277782	8/1/2008	8/17/2008	Funding	Consumer Mortgage	13,509.70	9.75	21.00	2,837.04	-16.00	-58.54	2,778.49
5747733	8/1/2008	8/13/2008	Funding	Consumer Mortgage	11,058.90	10.75	21.00	2,322.37	-12.00	-39.63	2,282.74
9602335	8/1/2008	7/3/2007	Funding	Consumer Mortgage	41,273.52	7.98	21.00	8,667.44	0.00	0.00	8,667.44
64428774	8/1/2008	5/15/2008	Funding	Consumer Mortgage	101,072.20	9.49	21.00	21,225.16	0.00	0.00	21,225.16
64476693	8/1/2008	8/26/2006	Funding	Consumer Mortgage	59,708.58	9.50	21.00	12,638.80	0.00	0.00	12,538.80
6291776	8/1/2008	3/15/2007	Funding	Consumer Mortgage	5,136.44	10.75	21.00	1,078.65	0.00	0.00	1,078.65
9866019	8/1/2008	2/10/2007	Funding	Consumer Mortgage	79,223.13	7.50	21.00	16,636.86	0.00	0.00	16,636.86
65079539	8/1/2008	7/30/2008	Funding	Consumer Mortgage	17,648.84	11.00	21.00	3,706.26	1.00	5.39	3,711.65
65169994	8/1/2008	8/31/2008	Funding	Consumer Mortgage	19,075.26	7.75	21.00	4,005.80	-29.00	-119.09	3,886.72
65445428	8/1/2008	8/27/2008	Funding	Consumer Mortgage	8,830.85	8.75	21.00	1,854.48	-26.00	-55.81	1,798.67
55911296	8/1/2008	8/4/2008	Funding	Consumer Mortgage	12,017.19	10.50	21.00	2,523.61	-3.00	-10.52	2,513.09
67055370	8/1/2008	8/23/2008	Funding	Consumer Mortgage	28,600.32	9.25	21.00	6,006.07	-22.00	-161.67	5,844.40
67191056	8/1/2008	5/4/2008	Funding	Consumer Mortgage	61,111.80	5.00	21.00	12,833.48	0.00	0.00	12,833.48
57778741	8/1/2008	8/1/2008	Funding	Consumer Mortgage	22,229.18	10.49	21.00	4,668.13	0.00	0.00	4,668.13
56227609	8/1/2008	3/26/2008	Funding	Consumer Mortgage	19,359.92	10.50	21.00	4,065.58	0.00	0.00	4,065.58
58281048	8/1/2008	7/1/2008	Funding	Consumer Mortgage	53,645.70	9.50	21.00	11,265.60	30.00	424.70	11,690.29
58854526	8/1/2008	6/21/2007	Funding	Consumer Mortgage	111,090.25	9.25	21.00	23,328.95	0.00	0.00	23,328.95
59544167	8/1/2008	7/27/2008	Funding	Consumer Mortgage	13,435.76	12.50	21.00	2,821.51	4.00	18.66	2,840.17
59700860	8/1/2008	8/6/2008	Funding	Consumer Mortgage	4,528.17	9.62	21.00	950.92	-5.00	-6.05	944.87
59703814	8/1/2008	7/8/2008	Funding	Consumer Mortgage	3,446.76	13.50	21.00	723.82	23.00	29.73	753.55
59736246	8/1/2008	8/19/2008	Funding	Consumer Mortgage	4,107.98	10.50	21.00	862.68	-18.00	-21.57	841.11
59737762	8/1/2008	7/25/2008	Funding	Consumer Mortgage	2,583.36	12.00	21.00	542.51	6.00	5.17	547.67
59737808	8/1/2008	7/25/2008	Funding	Consumer Mortgage	6,691.02	11.75	21.00	1,405.11	6.00	13.10	1,418.22
59739461	8/1/2008	8/26/2008	Funding	Consumer Mortgage	77,130.98	9.99	21.00	16,197.51	-25.00	-535.10	15,662.41
59740192	8/1/2008	3/4/2008	Funding	Consumer Mortgage	12,620.18	11.75	21.00	2,650.24	0.00	0.00	2,650.24
59740396	8/1/2008	7/4/2008	Funding	Consumer Mortgage	59,046.45	9.50	21.00	12,399.75	27.00	420.71	12,820.46
59741151	8/1/2008	8/2/2008	Funding	Consumer Mortgage	16,192.45	12.50	21.00	3,400.41	-1.00	-5.62	3,394.79
59742392	8/1/2008	9/12/2008	Funding	Consumer Mortgage	3,230.91	13.75	21.00	678.49	-41.00	-50.60	627.90
59867335	8/1/2008	8/27/2008	Funding	Consumer Mortgage	11,461.03	10.67	21.00	2,406.82	-26.00	-88.32	2,318.50
59925020	8/1/2008	8/26/2008	Funding	Consumer Mortgage	6,883.84	10.99	21.00	1,445.61	-25.00	-52.54	1,393.07
60062850	8/1/2008	7/24/2008	Funding	Consumer Mortgage	9,749.63	10.50	21.00	2,047.42	7.00	19.91	2,067.33
60284501	8/1/2008	11/30/2008	Funding	Consumer Mortgage	5,008.52	9.12	21.00	1,051.79	-119.00	-160.99	900.80
60293360	8/1/2008	6/10/2008	Funding	Consumer Mortgage	9,251.77	12.50	21.00	1,942.87	30.00	96.37	2,039.24
60297419	8/1/2008	8/21/2008	Funding	Consumer Mortgage	45,274.97	9.50	21.00	9,507.74	-20.00	-238.95	9,268.79
60306727	3/1/2008	8/9/2008	Funding	Consumer Mortgage	29,803.99	10.75	21.00	6,258.84	-8.00	-71.20	6,187.64
70190792	8/1/2008	7/31/2008	Funding	Consumer Mortgage	236,019.96	6.50	21.00	49,564.19	1.00	42.61	49,606.81
60520602	8/1/2008	8/11/2008	Funding	Consumer Mortgage	116,623.42	10.75	21.00	24,490.92	-10.00	-348.25	24,142.67
70672036	8/1/2008	3/15/2008	Funding	Consumer Mortgage	31,081.40	11.16	21.00	6,527.09	0.00	0.00	6,527.09
70701436	8/1/2008	7/21/2008	Funding	Consumer Mortgage	43,041.08	13.00	21.00	9,038.63	10.00	155.43	9,194.05
60638120	8/1/2008	12/29/2007	Funding	Consumer Mortgage	19,720.95	11.25	21.00	4,141.40	0.00	0.00	4,141.40
61296464	8/1/2008	7/1/2008	Funding	Consumer Mortgage	12,229.16	13.50	21.00	2,568.12	30.00	137.58	2,705.70
71934015	8/1/2008	1/28/2008	Funding	Consumer Mortgage	38,885.23	11.75	21.00	8,165.90	0.00	0.00	8,165.90
61638566	8/1/2008	8/20/2008	Funding	Consumer Mortgage	19,213.21	12.75	21.00	4,034.77	-19.00	-129.29	3,905.49
72382207	8/1/2008	8/3/2004	Funding	Consumer Mortgage	20,130.76	9.75	21.00	4,227.46	0.00	0.00	4,227.46
61984188	8/1/2008	7/1/2007	Funding	Consumer Mortgage	174,994.43	7.75	21.00	36,748.83	0.00	0.00	36,748.83
62087023	8/1/2008	12/30/2006	Funding	Consumer Mortgage	67,471.41	11.49	21.00	14,169.00	0.00	0.00	14,169.00
72968068	8/1/2008	8/8/2008	Funding	Consumer Mortgage	128,433.48	6.50	21.00	26,971.03	-7.00	-162.33	26,808.71
62224317	8/1/2008	7/25/2008	Funding	Consumer Mortgage	38,324.45	10.75	21.00	8,048.13	6.00	68.66	8,116.80
72989939	8/1/2008	8/25/2008	Funding	Consumer Mortgage	1,567.48	11.00	21.00	329.17	-24.00	-11.49	317.68
63141721	8/1/2008	8/22/2008	Funding	Consumer Mortgage	23,142.76	9.99	21.00	4,859.98	-21.00	-134.86	4,725.12
73893693	8/1/2008	5/16/2008	Funding	Consumer Mortgage	3,480.42	13.99	21.00	730.89	0.00	0.00	730.89
74283113	8/1/2008	7/11/2008	Funding	Consumer Mortgage	15,191.09	13.99	21.00	3,190.13	20.00	118.07	3,308.20
64289815	8/1/2008	8/2/2008	Funding	Consumer Mortgage	12,222.97	12.50	21.00	2,566.82	-1.00	-4.24	2,562.58
75595520	8/1/2008	6/19/2008	Funding	Consumer Mortgage	8,354.32	12.10	21.00	1,754.41	30.00	84.24	1.838.65

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
75985297	8/1/2008	8/2/2008	Funding	Consumer Mortgage	76,976.77	7.88	21.00	16,165.12	-1.00	-16.85	16,148.27
75998969	8/1/2008	8/30/2008	Funding	Consumer Mortgage	203,507.75	8.50	21.00	42,736.63	-29.00	-1,393.46	41,343.16
64779369	8/1/2008	7/1/2008	Funding	Consumer Mortgage	219,036.98	8.25	21.00	45,997.77	30.00	1,505.88	47,503.65
65162470	8/1/2008	8/31/2008	Funding	Consumer Mortgage	10,289.56	7.75	21.00	2,160.81	-29.00	-64.24	2,096.57
65182699	8/1/2008	9/4/2008	Funding	Consumer Mortgage	186,902.45	7.75	21.00	39,249.51	-33.00	-1,327.79	37,921.73
65599417	8/1/2008	7/24/2008	Funding	Consumer Mortgage	45,483.49	8.99	21.00	9,551.53	7.00	79.51	9,631.04
76791683	8/1/2008	5/16/2008	Funding	Consumer Mortgage	38,678.69	11.99	21.00	8,122.52	0.00	0.00	8,122.52
77158635	8/1/2008	8/31/2008	Funding	Consumer Mortgage	41,277.50	5.00	21.00	8,668.28	-29.00	-166.26	8,502.02
78031611	8/1/2008	9/4/2008	Funding	Consumer Mortgage	7,383.39	10.50	21.00	1,550.51	-33.00	-71.07	1,479.45
78389832	8/1/2008	7/25/2008	Funding	Consumer Mortgage	7,431.98	0.01	21.00	1,560.72	6.00	0.01	1,560.73
67950181	8/1/2008	1/31/2008	Funding	Consumer Mortgage	1,646.32	10.99	21.00	345.73	0.00	0.00	345.73
78720188	8/1/2008	7/29/2008	Funding	Consumer Mortgage	11,685.48	10.61	21.00	2,453.95	2.00	6.89	2,460.84
68396387	8/1/2008	7/30/2008	Funding	Consumer Mortgage	43,351.75	9.75	21.00	9,103.87	1.00	11.74	9,115.61
68771777	8/1/2008	7/24/2008	Funding	Consumer Mortgage	75,540.68	9.13	21.00	15,863.54	7.00	134.11	15,997.65
69095804	8/1/2008	8/23/2008	Funding	Consumer Mortgage	44,442.33	10.94	21.00	9,332.89	-22.00	-297.12	9,035.77
80565852	8/1/2008	7/11/2008	Funding	Consumer Mortgage	26,633.01	8.99	21.00	5,592.93	20.00	133.02	5,725.95
70414781	8/1/2008	2/12/2008	Funding	Consumer Mortgage	62,501.12	10.25	21.00	13,125.24	0.00	0.00	13,125.24
71436704	8/1/2008	8/13/2008	Funding	Consumer Mortgage	6,173.49	12.25	21.00	1,296.43	-12.00	-25.21	1,271.22
72636029	8/1/2008	8/26/2008	Funding	Consumer Mortgage	13,435.38	9.50	21.00	2,821.43	-25.00	-88.64	2,732.79
72643394	8/1/2008	7/2/2008	Funding	Consumer Mortgage	3,509.85	12.25	21.00	737.07	29.00	34.64	771.70
72728550	8/1/2008	8/4/2008	Funding	Consumer Mortgage	46,786.80	12.00	21.00	9,825.23	-3.00	-46.79	9,778.44
10555273	8/1/2008	7/31/2008	Funding	Consumer Mortgage	43,686.09	10.99	21.00	9,174.08	1.00	13.34	9,187.42
84317747	8/1/2008	8/23/2008	Funding	Consumer Mortgage	11,324.71	10.74	21.00	2,378.19	-22.00	-74.33	2,303.86
74020955	8/1/2008	7/31/2008	Funding	Consumer Mortgage	7,363.83	11.99	21.00	1,546.40	1.00	2.45	1,548.86
74409015	8/1/2008	5/19/2008	Funding	Consumer Mortgage	6,690.82	13.00	21.00	1,405.07	0.00	0.00	1,405.07
75355495	8/1/2008	5/4/2008	Funding	Consumer Mortgage	4,639.16	0.00	21.00	974.22	0.00	0.00	974.22
75971820	8/1/2008	8/18/2008	Funding	Consumer Mortgage	832.50	9.99	21.00	174.83	-17.00	-3.93	170.90
79167775	8/1/2008	8/23/2008	Funding	Consumer Mortgage	6,546.53	10.20	21.00	1,374.77	-22.00	-40.81	1,333.96
79210715	8/1/2008	9/11/2008	Funding	Consumer Mortgage	14,403.55	9.99	21.00	3,024.75	-40.00	-159.88	2,864.87
93089913	8/1/2008	8/29/2008	Funding	Consumer Mortgage	34,241.47	10.92	21.00	7,190.71	-28.00	-290.82	6,899.88
81422519	8/1/2008	10/8/2008	Funding	Consumer Mortgage	8,449.43	10.15	21.00	1,774.38	-67.00	-159.61	1,614.77
93592300	8/1/2008	4/15/2008	Funding	Consumer Mortgage	12,210.53	11.00	21.00	2,564.21	0.00	0.00	2,564.21
81984829	8/1/2008	8/14/2008	Funding	Consumer Mortgage	204,627.54	9.50	21.00	42,971.78	-13.00	-701.99	42,269.80
900011918	8/1/2008	7/10/2008	Funding	Consumer Mortgage	48,326.15	11.42	21.00	10,148.49	21.00	321.93	10,470.42
900014119	8/1/2008	8/19/2008	Funding	Consumer Mortgage	20,815.71	11.07	21.00	4,371.30	-18.00	-115.21	4,256.08
900021513	8/1/2008	9/2/2008	Funding	Consumer Mortgage	8,513.23	5.00	21.00	1,787.78	-31.00	-36.65	1,751.12
900027227	8/1/2008	8/22/2008	Funding	Consumer Mortgage	87,146.59	8.38	21.00	18,300.78	-21.00	-426.00	17,874.78
900031721	8/1/2008	8/7/2008	Funding	Consumer Mortgage	26,596.53	10.38	21.00	5,585.27	-6.00	-46.01	5,539.26
900044353	8/1/2008	8/20/2008	Funding	Consumer Mortgage	25,034.37	10.38	21.00	5,257.22	-19.00	-137.15	5,120.07
88086985	8/1/2008	8/28/2008	Funding	Consumer Mortgage	12,462.75	13.50	21.00	2,617.18	-27.00	-126.19	2,490.99
89650753	8/1/2008	6/30/2008	Funding	Consumer Mortgage	121,430.60	7.75	21.00	25,500.43	30.00	784.24	26,284.67
900061066	8/1/2008	8/27/2007	Funding	Consumer Mortgage	77,849.82	9.24	21.00	16,348.46	0.00	0.00	16,348.46
900063279	8/1/2008	8/4/2008	Funding	Consumer Mortgage	23,460.24	11.05	21.00	4,926.65	-3.00	-21.60	4,905.05
90991442	8/1/2008	7/24/2008	Funding	Consumer Mortgage	20,050.11	13.13	21.00	4,210.52	7.00	51.19	4,261.71
91531759	8/1/2008	7/29/2008	Funding	Consumer Mortgage	142,964.51	8.63	21.00	30,022.55	2.00	68.54	30,091.09
900069489	8/1/2008	9/2/2007	Funding	Consumer Mortgage	64,405.16	9.63	21.00	13,525.08	0.00	0.00	13,525.08
900071227	8/1/2008	7/13/2008	Funding	Consumer Mortgage	240,347.30	6.50	21.00	50,472.93	18.00	781.13	51,254.06
92142085	8/1/2008	2/4/2008	Funding	Consumer Mortgage	25,249.05	8.25	21.00	5,302.30	0.00	0.00	5,302.30
900072175	8/1/2008	7/17/2008	Funding	Consumer Mortgage	12,519.82	12.50	21.00	2,629.16	14.00	60.86	2,690.02
900082741	8/1/2008	7/2/2008	Funding	Consumer Mortgage	15,072.63	11.99	21.00	3,165.25	29.00	145.58	3,310.83
900084578	8/1/2008	7/25/2008	Funding	Consumer Mortgage	13,362.96	10.85	21.00	2,806.22	6.00	24.16	2,830.39
900086537	8/1/2008	8/13/2008	Funding	Consumer Mortgage	13,743.20	11.21	21.00	2,886.07	-12.00	-51.35	2,834.72
900019532	8/1/2008	8/8/2008	Funding	Consumer Mortgage	24,171.07	11.30	21.00	5,075.92	-7.00	-53.11	5,022.82
900021832	8/1/2008	8/25/2008	Funding	Consumer Mortgage	65,513.98	7.99	21.00	13,757.94	-24.00	-348.97	13,408.96

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900099559	8/1/2008	8/30/2008	Funding	Consumer Mortgage	54,404.25	8.24	21.00	11,424.89	-29.00	-361.12	11,063.77
900030678	8/1/2008	8/31/2007	Funding	Consumer Mortgage	25,395.22	11.75	21.00	5,333.00	0.00	0.00	5,333.00
900103243	8/1/2008	8/6/2008	Funding	Consumer Mortgage	70,954.48	10.75	21.00	14,900.44	-5.00	-105.94	14,794.50
900106713	8/1/2008	8/28/2008	Funding	Consumer Mortgage	10,388.82	12.50	21.00	2,181.65	-27.00	-97.40	2,084.26
900109976	8/1/2008	11/6/2008	Funding	Consumer Mortgage	8,375.18	10.57	21.00	1,758.79	-95.00	-233.61	1,525.18
900046406	8/1/2008	1/12/2008	Funding	Consumer Mortgage	13,015.59	12.50	21.00	2,733.27	0.00	0.00	2,733.27
900118776	8/1/2008	7/27/2008	Funding	Consumer Mortgage	14,675.27	10.93	21.00	3,081.81	4.00	17.82	3,099.63
900050722	8/1/2008	8/13/2008	Funding	Consumer Mortgage	14,476.63	10.93	21.00	3,040.09	-12.00	-52.74	2,987.35
900053583	8/1/2008	8/12/2008	Funding	Consumer Mortgage	155,414.22	7.75	21.00	32,636.99	-11.00	-368.03	32,268.96
900060205	8/1/2008	8/30/2008	Funding	Consumer Mortgage	12,094.91	11.75	21.00	2,539.93	-29.00	-114.48	2,425.45
900126872	8/1/2008	5/29/2008	Funding	Consumer Mortgage	1,765.22	12.00	21.00	370.70	0.00	0.00	370.70
900062568	8/1/2008	8/4/2008	Funding	Consumer Mortgage	19,152.61	11.35	21.00	4,022.05	-3.00	-18.12	4,003.93
900128127	8/1/2008	8/29/2008	Funding	Consumer Mortgage	38,799.06	11.30	21.00	8,147.80	-28.00	-341.00	7,806.80
900063198	8/1/2008	8/21/2008	Funding	Consumer Mortgage	168,415.41	7.75	21.00	35,367.24	-20.00	-725.12	34,642.11
900072345	8/1/2008	4/9/2008	Funding	Consumer Mortgage	12,998.05	0.00	21.00	2,729.59	0.00	0.00	2,729.59
900137385	8/1/2008	7/1/2007	Funding	Consumer Mortgage	31,900.39	10.25	21.00	6,699.08	0.00	0.00	6,699.08
900138406	8/1/2008	8/2/2008	Funding	Consumer Mortgage	77,269.83	8.99	21.00	16,226.66	-1.00	-19.30	16,207.37
900075435	8/1/2008	8/27/2007	Funding	Consumer Mortgage	31,076.96	9.38	21.00	6,526.16	0.00	0.00	6,526.16
900089092	8/1/2008	7/31/2008	Funding	Consumer Mortgage	12,394.96	12.75	21.00	2,602.94	1.00	4.39	2,607.33
900102506	8/1/2008	5/20/2007	Funding	Consumer Mortgage	84,276.19	7.50	21.00	17,698.00	0.00	0.00	17,698.00
900106762	8/1/2008	7/31/2008	Funding	Consumer Mortgage	12,589.51	12.50	21.00	2,643.80	1.00	4.37	2,648.17
900107155	8/1/2008	9/22/2007	Funding	Consumer Mortgage	108,759.30	8.50	21.00	22,839.45	0.00	0.00	22,839.45
900107232	8/1/2008	5/4/2008	Funding	Consumer Mortgage	22,198.94	8.00	21.00	4,661.78	0.00	0.00	4,661.78
900108349	8/1/2008	7/5/2008	Funding	Consumer Mortgage	5,489.20	10.57	21.00	1,152.73	26.00	41.90	1,194.64
900118005	8/1/2008	7/26/2008	Funding	Consumer Mortgage	12,873.34	13.80	21.00	2,703.40	5.00	24.67	2,728.08
900173755	8/1/2008	8/29/2008	Funding	Consumer Mortgage	15,907.10	10.44	21.00	3,340.49	-28.00	-129.17	3,211.33
900126773	8/1/2008	3/31/2008	Funding	Consumer Mortgage	17,569.35	11.22	21.00	3,689.56	0.00	0.00	3,689.56
900202512	8/1/2008	5/31/2007	Funding	Consumer Mortgage	130,381.50	7.99	21.00	27,380.12	0.00	0.00	27,380.12
900143816	8/1/2008	7/22/2008	Funding	Consumer Mortgage	13,085.42	10.89	21.00	2,747.94	9.00	35.63	2,783.56
900151964	8/1/2008	6/9/2008	Funding	Consumer Mortgage	68,183.02	7.86	21.00	14,318.43	30.00	446.60	14,765.03
900222798	8/1/2008	8/18/2006	Funding	Consumer Mortgage	174,091.45	10.48	21.00	36,559.20	0.00	0.00	36,559.20
900231534	8/1/2008	2/29/2008	Funding	Consumer Mortgage	4,018.96	14.50	21.00	843.98	0.00	0.00	843.98
900165607	8/1/2008	2/24/2006	Funding	Consumer Mortgage	47,902.55	8.18	21.00	10,059.54	0.00	0.00	10,059.54
900169222	8/1/2008	7/30/2008	Funding	Consumer Mortgage	230,066.48	6.00	21.00	48,313.96	1.00	38.34	48,352.31
900169844	8/1/2008	7/29/2008	Funding	Consumer Mortgage	12,178.11	12.50	21.00	2,557.40	2.00	8.46	2,565.86
900245391	8/1/2008	3/1/2007	Funding	Consumer Mortgage	95,032.18	7.00	21.00	19,956.76	0.00	0.00	19,956.76
900179650	8/1/2008	8/26/2008	Funding	Consumer Mortgage	36,023.17	10.40	21.00	7,564.87	-25.00	-260.17	7,304.70
900180526	8/1/2008	8/19/2008	Funding	Consumer Mortgage	13,384.72	10.93	21.00	2,810.79	-18.00	-73.15	2,737.64
900266287	8/1/2008	7/31/2008	Funding	Consumer Mortgage	34,998.18	8.00	21.00	7,349.62	1.00	7.78	7,357.40
900269589	8/1/2008	8/6/2008	Funding	Consumer Mortgage	22,287.77	9.99	21.00	4,680.43	-5.00	-30.92	4,649.51
900219721	8/1/2008	9/6/2006	Funding	Consumer Mortgage	55,352.88	8.95	21.00	11,624.10	0.00	0.00	11,624.10
900225425	8/1/2008	8/4/2008	Funding	Consumer Mortgage	12,956.81	11.75	21.00	2,720.93	-3.00	-12.69	2,708.24
900226919	8/1/2008	6/4/2008	Funding	Consumer Mortgage	13,424.25	13.99	21.00	2,819.09	30.00	156.50	2,975.60
900291358	8/1/2008	8/13/2008	Funding	Consumer Mortgage	11,612.91	11.75	21.00	2,438.71	-12.00	-45.48	2,393.23
900241847	8/1/2008	6/18/2007	Funding	Consumer Mortgage	24,149.32	11.75	21.00	5,071.36	0.00	0.00	5,071.36
900313528	8/1/2008	6/16/2007	Funding	Consumer Mortgage	35,515.78	12.24	21.00	7,458.31	0.00	0.00	7,458.31
900314952	8/1/2008	8/10/2007	Funding	Consumer Mortgage	63,253.75	10.97	21.00	13,283.29	0.00	0.00	13,283.29
900275723	8/1/2008	11/6/2007	Funding	Consumer Mortgage	70,901.68	12.35	21.00	14,889.35	0.00	0.00	14,889.35
900275877	8/1/2008	6/27/2007	Funding	Consumer Mortgage	26,856.31	12.22	21.00	5,639.83	0.00	0.00	5,639.83
900301195	8/1/2008	6/1/2008	Funding	Consumer Mortgage	13,930.38	10.93	21.00	2,925.38	30.00	126.88	3,052.26
900304082	8/1/2008	8/26/2008	Funding	Consumer Mortgage	1,924.90	11.99	21.00	404.23	-25.00	-16.03	388.20
900408524	8/1/2008	6/19/2007	Funding	Consumer Mortgage	67,509.67	11.32	21.00	14,177.03	0.00	0.00	14,177.03
900429182	8/1/2008	8/20/2008	Funding	Consumer Mortgage	200,555.07	9.00	21.00	42,116.56	-19.00	-952.64	41,163.93
900431589	8/1/2008	4/29/2007	Funding	Consumer Mortgage	66,251.78	9.50	21.00	13,912.87	0.00	0.00	13,912.87

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900423321	8/1/2008	8/2/2008	Funding	Consumer Mortgage	71,846.88	9.85	21.00	15,087.84	-1.00	-19.66	15,068.19
900423749	8/1/2008	8/15/2007	Funding	Consumer Mortgage	163,560.96	9.57	21.00	34,347.80	0.00	0.00	34,347.80
900428067	8/1/2008	8/2/2007	Funding	Consumer Mortgage	104,045.82	9.49	21.00	21,849.62	0.00	0.00	21,849.62
900514556	8/1/2008	8/20/2007	Funding	Consumer Mortgage	59,200.00	9.97	21.00	12,432.00	0.00	0.00	12,432.00
900583234	8/1/2008	6/11/2008	Funding	Consumer Mortgage	37,757.41	10.25	21.00	7,929.06	30.00	322.51	8,251.57
900590498	8/1/2008	7/20/2008	Funding	Consumer Mortgage	20,913.67	13.45	21.00	4,391.87	11.00	85.95	4,477.82
900596328	8/1/2008	7/13/2008	Funding	Consumer Mortgage	35,979.33	11.57	21.00	7,555.66	18.00	208.14	7,763.80
900605492	8/1/2008	5/11/2008	Funding	Consumer Mortgage	14,854.53	12.75	21.00	3,119.45	0.00	0.00	3,119.45
9151622	8/1/2008	8/20/2008	Funding	Consumer Mortgage	56,208.32	7.50	21.00	11,803.75	-19.00	-222.49	11,581.26
900611542	8/1/2008	2/2/2008	Funding	Consumer Mortgage	15,406.04	13.25	21.00	3,235.27	0.00	0.00	3,235.27
900611832	8/1/2008	1/5/2008	Funding	Consumer Mortgage	80,000.00	9.72	21.00	16,800.00	0.00	0.00	16,800.00
900613490	8/1/2008	5/2/2008	Funding	Consumer Mortgage	37,942.77	11.57	21.00	7,967.98	0.00	0.00	7,967.98
900616975	8/1/2008	4/1/2008	Funding	Consumer Mortgage	17,542.50	12.50	21.00	3,683.93	0.00	0.00	3.683.93
900617725	8/1/2008	7/28/2008	Funding	Consumer Mortgage	43,042.31	11.00	21.00	9,038.89	3.00	39.46	9,078.34
900620564	8/1/2008	5/2/2008	Funding	Consumer Mortgage	62,803.05	9.72	21.00	13,188.64	0.00	0.00	13,188.64
900622271	8/1/2008	5/2/2008	Funding	Consumer Mortgage	124,161.07	9.47	21.00	26,073.82	0.00	0.00	26,073.82
9341943	8/1/2008	8/23/2008	Funding	Consumer Mortgage	9,292.21	12.12	21.00	1,951.36	-22.00	-68.82	1,882.54
900623048	8/1/2008	4/22/2008	Funding	Consumer Mortgage	75,462.88	9.00	21.00	15,847.20	0.00	0.00	15,847.20
900625906	8/1/2008	6/19/2008	Funding	Consumer Mortgage	13,933.02	13.65	21.00	2,925.93	30.00	158.49	3,084.42
900626089	8/1/2008	4/2/2008	Funding	Consumer Mortgage	15,088.41	13.00	21.00	3,168.57	0.00	0.00	3,168.57
900632576	8/1/2008	4/26/2008	Funding	Consumer Mortgage	77,846.15	9.49	21.00	16,347.69	0.00	0.00	16,347.69
900633705	8/1/2008	6/3/2008	Funding	Consumer Mortgage	126,731.18	10.12	21.00	26,613.55	30.00	1,068.77	27,682.31
900639813	8/1/2008	5/29/2008	Funding	Consumer Mortgage	137,972.82	9.95	21.00	28,974.29	0.00	0.00	28,974.29
900594233	8/1/2008	3/5/2008	Funding	Consumer Mortgage	15,548.85	13.08	21.00	3,265.26	0.00	0.00	3,265.26
900597455	8/1/2008	6/3/2008	Funding	Consumer Mortgage	107,682.10	7.50	21.00	22,613.24	30.00	673.01	23,286.25
9822239	8/1/2008	8/19/2008	Funding	Consumer Mortgage	7,929.79	11.75	21.00	1,665.26	-18.00	-46.59	1,618.67
900601704	8/1/2008	4/14/2008	Funding	Consumer Mortgage	13,248.16	12.25	21.00	2,782.11	0.00	0.00	2,782.11
900601839	8/1/2008	3/2/2008	Funding	Consumer Mortgage	53,231.61	13.19	21.00	11,178.64	0.00	0.00	11,178.64
900604548	8/1/2008	8/27/2008	Funding	Consumer Mortgage	42,548.70	11.67	21.00	8,935.23	-26.00	-358.61	8,576.61
900611295	8/1/2008	3/2/2008	Funding	Consumer Mortgage	22,659.84	10.97	21.00	4,758.57	0.00	0.00	4,758.57
900619954	8/1/2008	6/22/2008	Funding	Consumer Mortgage	15,957.09	13.25	21.00	3,350.99	30.00	176.19	3,527.18
10463399	8/1/2008	7/29/2008	Funding	Consumer Mortgage	66,955.58	8.75	21.00	14,060.67	2.00	32.55	14,093.22
900623387	8/1/2008	2/12/2008	Funding	Consumer Mortgage	180,000.00	8.45	21.00	37,800.00	0.00	0.00	37,800.00
900624114	8/1/2008	6/2/2008	Funding	Consumer Mortgage	34,531.43	11.57	21.00	7,251.60	30.00	332.94	7,584.54
900632485	8/1/2008	7/17/2008	Funding	Consumer Mortgage	14,194.40	11.82	21.00	2,980.82	14.00	65.25	3,046.07
900632715	8/1/2008	6/29/2008	Funding	Consumer Mortgage	85,863.02	11.50	21.00	18,031.23	30.00	822.85	18,854.09
900633507	8/1/2008	7/19/2008	Funding	Consumer Mortgage	42,000.00	11.72	21.00	8,820.00	12.00	164.08	8,984.08
900633552	8/1/2008	3/9/2008	Funding	Consumer Mortgage	14,855.93	12.75	21.00	3,119.75	0.00	0.00	3,119.75
900633834	8/1/2008	6/30/2008	Funding	Consumer Mortgage	70,975.62	9.38	21.00	14,904.88	30.00	554.79	15,459.67
900633906	8/1/2008	7/23/2008	Funding	Consumer Mortgage	15,216.23	13.17	21.00	3,195.41	8.00	44.53	3,239.94
900636103	8/1/2008	6/25/2008	Funding	Consumer Mortgage	31,733.26	10.50	21.00	6,663.98	30.00	277.67	6,941.65
11531502	8/1/2008	9/2/2008	Funding	Consumer Mortgage	209,808.85	9.40	21.00	44,059.86	-31.00	-1,698.29	42,361.57
11559746	8/1/2008	7/26/2008	Funding	Consumer Mortgage	14,340.08	10.50	21.00	3,011.42	5.00	20.91	3,032.33
11572952	8/1/2008	8/17/2008	Funding	Consumer Mortgage	6,221.71	9.00	21.00	1,306.56	-16.00	-24.89	1,281.67
10797120	8/1/2008	9/1/2008	Funding	Consumer Mortgage	34,186.02	8.25	21.00	7,179.06	-30.00	-235.03	6,944,04
12444648	8/1/2008	7/9/2008	Funding	Consumer Mortgage	7,490.67	12.25	21.00	1,573.04	22.00	56.08	1,629.12
12833426	8/1/2008	7/30/2008	Funding	Consumer Mortgage	58,580.11	10.60	21.00	12,301.82	1.00	17.25	12,319.07
12113112	8/1/2008	7/12/2008	Funding	Consumer Mortgage	29.287.35	10.25	21.00	6,150.34	19.00	158.44	6,308.78
12133886	8/1/2008	10/27/2008	Funding	Consumer Mortgage	78,044.51	9.99	21.00	16,389.35	-86.00	-1,862.53	14,526.81
13196496	8/1/2008	8/29/2008	Funding	Consumer Mortgage	11,966.43	10.25	21.00	2,512.95	-28.00	-95.40	2,417.55
14107847	8/1/2008	7/13/2008	Funding	Consumer Mortgage	26,922.24	10.92	21.00	5,653.67	18.00	147.00	5,800.67
14608395	8/1/2008	7/2/2008	Funding	Consumer Mortgage	35,663.18	10.50	21.00	7,489.27	29.00	301.65	7,790.92
14947860	8/1/2008	7/2/2008	Funding	Consumer Mortgage	20,857.75	11.59	21.00	4,380.13	29.00	194.74	4,574.86
15223103	8/1/2008	6/9/2008	Funding	Consumer Mortgage	17,124.60	9.99	21.00	3,596.17	30.00	142.56	3,738.73

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
15238688	8/1/2008	12/17/2007	Funding	Consumer Mortgage	5,780.97	13.25	21.00	1,214.00	0.00	0.00	1,214.00
19160119	8/1/2008	8/3/2008	Funding	Consumer Mortgage	6,739.64	14.33	21.00	1,415.32	-2.00	-5.37	1,409.96
19724768	8/1/2008	5/27/2008	Funding	Consumer Mortgage	112,700.66	6.75	21.00	23,667.14	0.00	0.00	23,667.14
20099930	8/1/2008	8/2/2008	Funding	Consumer Mortgage	14,068.17	14.99	21.00	2.954.32	-1.00	-5.86	2,948.46
16506360	8/1/2008	8/28/2007	Funding	Consumer Mortgage	29,983.58	7.75	21.00	6,296.55	0.00	0.00	6,296.55
16529817	8/1/2008	7/2/2008	Funding	Consumer Mortgage	31,814.52	11.10	21.00	6,681.05	29.00	284.47	6,965.52
17206275	8/1/2008	8/20/2008	Funding	Consumer Mortgage	43,129.99	8.49	21.00	9,057.30	-19.00	-193.26	8,864.04
22250278	8/1/2008	8/14/2008	Funding	Consumer Mortgage	13,662.00	10.00	21.00	2,869.02	-13.00	-49.34	2,819.69
23244090	8/1/2008	8/2/2004	Funding	Consumer Mortgage	55,474.75	9.24	21.00	11,649.70	0.00	0.00	11,649.70
18882927	8/1/2008	8/29/2008	Funding	Consumer Mortgage	90,686.44	9.25	21.00	19,044.15	-28.00	-652.44	18,391.71
25219269	8/1/2008	6/27/2008	Funding	Consumer Mortgage	45,468.60	9.49	21.00	9,548.41	30.00	359.58	9,907.99
25386496	8/1/2008	7/26/2008	Funding	Consumer Mortgage	9,429.15	10.30	21.00	1,980.12	5.00	13.49	1,993.61
25637889	8/1/2008	7/17/2008	Funding	Consumer Mortgage	20,155.07	11.25	21.00	4,232.56	14.00	88.18	4,320.74
26923589	8/1/2008	10/12/2011	Funding	Consumer Mortgage	2,909.21	10.00	21.00	610.93	-1,151.00	-930.14	-319.20
27017937	8/1/2008	7/10/2008	Funding	Consumer Mortgage	21,154.57	11.99	21.00	4.442.46	21.00	147.96	4,590.42
27238491	8/1/2008	8/29/2008	Funding	Consumer Mortgage	2,274.70	12.99	21.00	477.69	-28.00	-22.98	454.70
27925350	8/1/2008	6/18/2008	Funding	Consumer Mortgage	6,103.83	13.00	21.00	1,281.80	30.00	66.12	1,347.93
27946505	8/1/2008	8/12/2008	Funding	Consumer Mortgage	33,806.39	9.99	21.00	8,149.34	-11.00	-118.46	8,030.89
21389529	8/1/2008	6/3/2008	Funding	Consumer Mortgage	22,536.83	10.74	21.00	4,732.73	30.00	201.70	4,934.44
28606461	8/1/2008	5/17/2008	Funding	Consumer Mortgage	34,671.90	8.99	21.00	7,281.10	0.00	0.00	7,281.10
23097739	8/1/2008	7/29/2008	Funding	Consumer Mortgage	23,176.70	10.75	21.00	4,867.11	2.00	13.84	4,880.95
30819587	8/1/2008	5/10/2008	Funding	Consumer Mortgage	2,748.74	11.30	21.00	577.24	0.00	0.00	577.24
24203461	8/1/2008	8/25/2008	Funding	Consumer Mortgage	24,463.14	8.00	21.00	5,137.26	-24.00	-130.47	5,006.79
25065985	8/1/2008	7/27/2008	Funding	Consumer Mortgage	5,536.01	11.70	21.00	1,162.56	4.00	7.20	1,169.76
25848912	8/1/2008	11/21/2009	Funding	Consumer Mortgage	4,592.49	11.75	21.00	964.42	-470.00	-704.50	259.92
26613194	8/1/2008	8/15/2008	Funding	Consumer Mortgage	61,643.04	8.99	21.00	12,945.04	-14.00	-215.51	12,729.53
36089983	8/1/2008	8/29/2008	Funding	Consumer Mortgage	8,153.07	11.53	21.00	1,712.14	-28.00	-73.11	1,639.03
36232117	8/1/2008	9/13/2008	Funding	Consumer Mortgage	205,892.46	8.00	21.00	43,237.42	-42.00	-1,921.66	41,315.75
28541140	8/1/2008	6/29/2008	Funding	Consumer Mortgage	68,337.13	9.99	21.00	13,930.80	30.00	552.26	14,483.05
38229351	8/1/2006	8/11/2008	Funding	Consumer Mortgage	29,178.73	11.25	21.00	6,127.53	-10.00	-91.18	6,036.35
38939507	8/1/2008	7/22/2008	Funding	Consumer Mortgage	10,708.18	11.49	21.00	2,248.72	9.00	30.76	2,279.48
29345710	8/1/2008	8/30/2008	Funding	Consumer Mortgage	94,907.68	7.50	21.00	19,930.61	-29.00	-573.40	19,357.21
39586780	8/1/2008	7/2/2008	Funding	Consumer Mortgage	99,772.07	7.99	21.00	20,952.13	29.00	642.17	21,594.31
30020879	8/1/2008	8/5/2008	Funding	Consumer Mortgage	3,551.97	9.84	21.00	745.91	-4.00	-3.88	742.03
40394966	8/1/2008	7/7/2008	Funding	Consumer Mortgage	4,896.95	14.25	21.00	1,028.36	24.00	46.52	1,074.88
40428861	8/1/2008	6/24/2008	Funding	Consumer Mortgage	81,310.19	10,49	21.00	17,075.14	30.00	710.79	17,785.93
32154031	8/1/2008	8/31/2008	Funding	Consumer Mortgage	96,561.29	7.50	21.00	20,277.87	-29.00	-583.39	19,694.48
42576368	8/1/2008	7/7/2008	Funding	Consumer Mortgage	31,517.41	7.75	21.00	6,618.66	24.00	162.84	6,781.50
44233284	8/1/2008	8/22/2008	Funding	Consumer Mortgage	6,494.33	11.05	21.00	1,363.81	-21.00	-41.86	1,321.95
34721960	8/1/2008	8/22/2008	Funding	Consumer Mortgage	37,629.61	6.00	21.00	7,902.22	-21.00	-131.70	7,770.51
45254830	8/1/2008	3/31/2008	Funding	Consumer Mortgage	11,628.36	13.25	21.00	2,441.96	0.00	0.00	2,441.96
45307197	8/1/2008	8/15/2008	Funding	Consumer Mortgage	11,479.02	12.99	21.00	2,410.59	-14.00	-57.99	2,352.61
45568351	8/1/2008	8/30/2008	Funding	Consumer Mortgage	17,078.95	8.49	21.00	3,586.58	-29.00	-116.81	3,469.77
35950650	8/1/2008	7/30/2008	Funding	Consumer Mortgage	108,943.13	7.00	21.00	22,878.06	1.00	21.18	22,899.24
36029670	8/1/2008	7/29/2008	Funding	Consumer Mortgage	22,953.76	9.99	21.00	4,820.29	2.00	12.74	4,833.03
46362066	8/1/2008	9/2/2008	Funding	Consumer Mortgage	2,263.53	7.00	21.00	475.34	-31.00	-13.64	461.70
36767593	8/1/2008	7/30/2008	Funding	Consumer Mortgage	82,296.08	8.50	21.00	17,282.18	1.00	19.43	17,301.61
47128786	8/1/2008	7/2/2008	Funding	Consumer Mortgage	64,049.51	11.50	21.00	13.450.40	29.00	593.35	14,043.74
48807244	8/1/2008	9/1/2007	Funding	Consumer Mortgage	66,255.80	9.25	21.00	13.913.72	0.00	0.00	13,913.72
38435515	8/1/2008	7/2/2008	Funding	Consumer Mortgage	59,736.36	10.00	21.00	12,544.64	29.00	481.21	13,025.85
39260384	8/1/2008	8/21/2008	Funding	Consumer Mortgage	50,690.18	9.99	21.00	10,644.94	-20.00	-281.33	10,363.61
51280179	8/1/2008	7/6/2007	Funding	Consumer Mortgage	11,359.83	11.50	21.00	2,385.56	0.00	0.00	2,385.56
39942065	8/1/2008	7/29/2008	Funding	Consumer Mortgage	23,344.13	10.25	21.00	4,902.27	2.00	13.29	4,915.56
51871492	8/1/2008	7/24/2008	Funding	Consumer Mortgage	8,609.36	13.95	21.00	1,807.97	7.00	23.35	1,831.32

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
41067140	8/1/2008	8/16/2007	Funding	Consumer Mortgage	24,338.71	9.99	21.00	5,111.13	0.00	0.00	5,111.13
52848459	8/1/2008	7/31/2008	Funding	Consumer Mortgage	62,547.99	7.75	21.00	13,135.08	1.00	13.47	13,148.54
54032426	8/1/2008	8/2/2008	Funding	Consumer Mortgage	19,387.62	6.00	21.00	4,071.40	-1.00	-3.23	4,068.17
54217786	8/1/2008	8/12/2008	Funding	Consumer Mortgage	11,614.38	10.48	21.00	2,439.02	-11.00	-37.19	2,401.83
54224766	8/1/2008	8/14/2008	Funding	Consumer Mortgage	10,980.25	9.75	21.00	2,305.85	-13.00	-38.66	2,267.19
42456513	8/1/2008	10/26/2008	Funding	Consumer Mortgage	138,338.89	7.25	21.00	29,051.17	-85.00	-2,368.09	26,683.07
55722354	8/1/2008	8/17/2008	Funding	Consumer Mortgage	17,860.44	11.49	21.00	3,750.69	-16.00	-91.21	3,659.49
55878612	8/1/2008	7/29/2008	Funding	Consumer Mortgage	21,410.18	10.75	21.00	4,496.14	2.00	12.79	4,508.92
56418609	8/1/2008	12/3/2007	Funding	Consumer Mortgage	8,903.75	8.00	21.00	1,869.79	0.00	0.00	1,869.79
57756413	8/1/2008	6/8/2008	Funding	Consumer Mortgage	67,655.19	7.99	21.00	14,207.59	30.00	450.47	14,658.06
59478853	8/1/2008	4/6/2008	Funding	Consumer Mortgage	24,154.38	15.25	21.00	5,072.42	0.00	0.00	5,072.42
59481396	8/1/2008	6/6/2009	Funding	Consumer Mortgage	11,025.88	11,50	21.00	2,315.43	-305.00	-1,074.26	1,241.18
59528305	8/1/2008	8/21/2008	Funding	Consumer Mortgage	77,847.90	7.00	21.00	16,348.06	-20.00	-302.74	16,045.32
59741026	8/1/2008	8/6/2008	Funding	Consumer Mortgage	19,472.93	11.99	21.00	4,089.32	-5.00	-32.43	4,056.89
44989670	8/1/2008	7/18/2008	Funding	Consumer Mortgage	7,886.36	14.50	21.00	1,656.14	13.00	41.29	1,697.43
59884771	8/1/2008	7/1/2008	Funding	Consumer Mortgage	85,393.52	5.50	21.00	17,932.64	30.00	391.39	18,324.03
60092409	8/1/2008	8/6/2008	Funding	Consumer Mortgage	248,689.66	7.99	21.00	52,224.83	-5.00	-275.98	51,948.85
45405148	8/1/2008	5/27/2008	Funding	Consumer Mortgage	81,754.33	8.75	21.00	17,168.41	0.00	0.00	17,168.41
60305746	8/1/2008	8/21/2008	Funding	Consumer Mortgage	5,376.53	10.50	21.00	1,129.07	-20.00	-31.36	1,097.71
60318906	8/1/2008	7/23/2008	Funding	Consumer Mortgage	9,801.87	9.79	21.00	2,058.39	8.00	21.32	2,079.72
60320004	8/1/2008	8/10/2008	Funding	Consumer Mortgage	9,007.00	9.99	21.00	1,891.47	-9.00	-22.49	1,868.98
60410130	8/1/2008	7/30/2008	Funding	Consumer Mortgage	58,338.29	8.75	21.00	12,251.04	1.00	14.18	12,265.22
45997177	8/1/2008	7/2/2008	Funding	Consumer Mortgage	4,055.28	11.00	21.00	851.61	29.00	35.93	887.54
60616213	8/1/2008	6/2/2008	Funding	Consumer Mortgage	55,294.87	10.99	21.00	11,611.92	30.00	506.41	12,118.33
46403737	8/1/2008	7/31/2008	Funding	Consumer Mortgage	34,943.09	9.99	21.00	7,338.05	1.00	9.70	7,347.75
47016468	8/1/2008	4/8/2007	Funding	Consumer Mortgage	66,311.84	8.05	21.00	13,925.49	0.00	0.00	13,925.49
62145708	8/1/2008	3/20/2008	Funding	Consumer Mortgage	752.27	14.00	21.00	157.98	0.00	0.00	157.98
62429511	8/1/2008	8/26/2007	Funding	Consumer Mortgage	6,781.50	9.99	21.00	1,424.12	0.00	0.00	1,424.12
62768644	8/1/2008	4/17/2008	Funding	Consumer Mortgage	75,420.89	7.99	21.00	15,838.39	0.00	0.00	15,838.39
48031220	8/1/2008	7/16/2008	Funding	Consumer Mortgage	21,701.07	6.00	21.00	4,557.22	15.00	54.25	4,611.48
63203678	8/1/2008	7/15/2008	Funding	Consumer Mortgage	38,989.24	13.99	21.00	8,187.74	16.00	242.43	8,430.17
48421272	8/1/2008	8/2/2008	Funding	Consumer Mortgage	285,971.40	7.99	21.00	60,053.99	-1.00	-63.47	59,990.52
63704477	8/1/2008	7/2/2008	Funding	Consumer Mortgage	27,744.14	11.82	21.00	5,826.27	29.00	264.17	6,090.44
63996250	8/1/2008	7/25/2008	Funding	Consumer Mortgage	12,308.29	10.61	21.00	2,584.74	6.00	21.77	2,606.51
48812091	8/1/2008	3/18/2008	Funding	Consumer Mortgage	8,160.28	12.75	21.00	1,713.66	0.00	0.00	1,713.66
64880285	8/1/2008	7/20/2008	Funding	Consumer Mortgage	41,744.44	8.25	21.00	8,766.33	11.00	105.23	8,871.56
65052228	8/1/2008	7/29/2008	Funding	Consumer Mortgage	163,003.98	8.88	21.00	34,230.84	2.00	80.42	34,311.25
49145262	8/1/2008	2/13/2007	Funding	Consumer Mortgage	120,950.15	10.50	21.00	25,399.53	0.00	0.00	25,399.53
57192674	8/1/2008	5/2/2008	Funding	Consumer Mortgage	63,698.14	5.00	21.00	13,376.61	0.00	0.00	13.376.61
67576855	8/1/2008	7/23/2008	Funding	Consumer Mortgage	225,765.37	8.00	21.00	47,410.73	8.00	401.36	47,812.09
67609370	8/1/2008	7/23/2008	Funding	Consumer Mortgage	21,982.88	10.74	21.00	4,616.40	8.00	52.47	4,668.87
68654088	8/1/2008	4/16/2007	Funding	Consumer Mortgage	164,865.30	8.75	21.00	34,621.71	0.00	0.00	34,621.71
69593616	8/1/2008	9/26/2006	Funding	Consumer Mortgage	114,507.53	10.50	21.00	24,046.58	0.00	0.00	24,046.58
52084604	8/1/2008	9/2/2008	Funding	Consumer Mortgage	28,314.46	8.74	21.00	5,946.04	-31.00	-213.10	5,732.94
52312457	8/1/2008	11/6/2009	Funding	Consumer Mortgage	11,060.43	9.25	21.00	2,322.69	-455.00	-1,293.07	1,029.62
53929079	8/1/2008	8/2/2008	Funding	Consumer Mortgage	50,977.54	10.99	21.00	10,705.28	-1.00	-15.56	10,689.72
72548080	8/1/2008	7/13/2008	Funding	Consumer Mortgage	63,696.50	9.25	21.00	13,376.27	18.00	294.60	13,670.86
55061292	8/1/2008	5/27/2009	Funding	Consumer Mortgage	168.47	6.00	21.00	35.38	-296.00	-8.31	27.07
73538878	8/1/2008	8/2/2008	Funding	Consumer Mortgage	80,781.96	10.17	21.00	16,964.21	-1.00	-22.82	16,941.39
55395783	8/1/2008	7/26/2008	Funding	Consumer Mortgage	143,900.34	8.50	21.00	30,219.07	5.00	169.88	30.388.95
74192905	8/1/2008	7/24/2008	Funding	Consumer Mortgage	65,385.85	10.99	21.00	13,731.03	7.00	139.73	13,870.75
74603557	8/1/2008	5/2/2008	Funding	Consumer Mortgage	64,255.26	8.99	21.00	13,493.60	0.00	0.00	13,493.60
74712580	8/1/2008	8/9/2008	Funding	Consumer Mortgage	248,225.98	6.99	21.00	52,127.46	-8.00	-385.58	51,741.88
74758640	8/1/2008	7/25/2008	Funding	Consumer Mortgage	8,986.00	11.74	21.00	1,887.06	6.00	17.58	1,904.64

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
56252008	8/1/2008	8/22/2008	Funding	Consumer Mortgage	11,378.02	10.50	21.00	2,389.38	-21.00	-69.69	2,319.69
56285783	8/1/2008	8/2/2008	Funding	Consumer Mortgage	15,980.11	10.75	21.00	3,355.82	-1.00	-4.77	3,351.05
75791997	8/1/2008	8/29/2008	Funding	Consumer Mortgage	45,478.57	9.38	21.00	9,550.50	-28.00	-331.79	9,218.71
56902838	8/1/2008	8/27/2008	Funding	Consumer Mortgage	18,531.24	11.01	21.00	3,891.56	-26.00	-147.35	3,744.21
57252056	8/1/2008	8/8/2008	Funding	Consumer Mortgage	65,544.93	9.38	21.00	13,764,44	-7.00	-119.55	13,644.89
76728288	8/1/2008	8/2/2008	Funding	Consumer Mortgage	60,804.66	10.25	21.00	12,768.98	-1.00	-17.31	12,751.67
58297640	8/1/2008	7/20/2008	Funding	Consumer Mortgage	3,547.37	14.49	21.00	744.95	11.00	15.71	760.65
59647987	8/1/2008	9/5/2008	Funding	Consumer Mortgage	37,049.09	9.50	21.00	7,780.31	-34.00	-332.41	7,447.90
59706038	8/1/2008	8/24/2008	Funding	Consumer Mortgage	7,295.38	11.65	21.00	1,532.03	-23.00	-54.30	1,477.73
59743373	8/1/2008	7/2/2008	Funding	Consumer Mortgage	12,279.53	11.65	21.00	2,578.70	29.00	115.24	2,693.94
78491900	8/1/2008	8/16/2008	Funding	Consumer Mortgage	45,671.46	12.90	21.00	9,591.01	-15.00	-245.48	9,345.52
60302714	8/1/2008	7/11/2008	Funding	Consumer Mortgage	95,655.62	8.50	21.00	20,087.68	20.00	451.71	20,539.39
60303944	8/1/2008	8/16/2008	Funding	Consumer Mortgage	36,557.63	10.25	21.00	7,677.10	-15.00	-156.13	7,520.97
60317572	8/1/2008	4/24/2008	Funding	Consumer Mortgage	33,020.01	7.87	21.00	6,934,20	0.00	0.00	6,934.20
61462383	8/1/2008	7/30/2008	Funding	Consumer Mortgage	2,977.80	13.25	21.00	625.34	1.00	1.10	626.43
61534891	8/1/2008	7/2/2008	Funding	Consumer Mortgage	52,911.98	8.00	21.00	11,111.52	29.00	340.99	11,452.50
61930546	8/1/2008	7/10/2008	Funding	Consumer Mortgage	187,847.14	8.88	21.00	39,447.90	21.00	973.05	40,420.95
62446821	8/1/2008	6/15/2008	Funding	Consumer Mortgage	73,908.42	11.00	21.00	15,520.77	30.00	677.49	16,198.26
62828298	8/1/2008	8/16/2008	Funding	Consumer Mortgage	140,918.08	10.50	21.00	29,592.80	-15.00	-616.52	28,976.28
64211789	8/1/2008	6/16/2008	Funding	Consumer Mortgage	30,475.87	11.24	21.00	6,399.93	30.00	285.46	6,685.39
64603351	8/1/2008	8/1/2008	Funding	Consumer Mortgage	111,412.71	9.50	21.00	23,396.67	0.00	0.00	23,396.67
65230521	8/1/2008	8/29/2008	Funding	Consumer Mortgage	25,150.35	7.75	21.00	5,281.57	-28.00	-151.60	5,129.97
65663134	8/1/2008	9/8/2007	Funding	Consumer Mortgage	27,379.87	12.99	21.00	5,749.77	0.00	0.00	5,749.77
93599403	8/1/2008	8/29/2008	Funding	Consumer Mortgage	96,372.93	7.50	21.00	20.238.32	-28.00	-562.18	19,676.14
67188977	8/1/2008	7/2/2008	Funding	Consumer Mortgage	20,991.05	5.00	21.00	4,408.12	29.00	84.55	4,492.67
97499787	8/1/2008	5/31/2008	Funding	Consumer Mortgage	12,584.34	10.58	21.00	2,642.71	0.00	0.00	2,642.71
67560093	8/1/2008	3/8/2008	Funding	Consumer Mortgage	28,784.28	12.74	21.00	6,044.70	0.00	0.00	6,044.70
68323688	8/1/2008	7/28/2008	Funding	Consumer Mortgage	7,961.59	9.99	21.00	1,671.93	3.00	6.63	1,678.56
68539842	8/1/2008	9/8/2008	Funding	Consumer Mortgage	10,712.13	10.25	21.00	2,249.55	-37.00	-112.85	2,136.70
69012271	8/1/2008	5/29/2008	Funding	Consumer Mortgage	11,912.95	8.25	21.00	2,501.72	0.00	0.00	2,501.72
900019280	8/1/2008	3/19/2008	Funding	Consumer Mortgage	10,195.52	11.78	21.00	2,141.06	0.00	0.00	2,141.06
900023297	8/1/2008	8/4/2008	Funding	Consumer Mortgage	87,480.91	7.99	21.00	18,370.99	-3.00	-58.25	18,312.74
69320352	8/1/2008	9/9/2008	Funding	Consumer Mortgage	123,709.29	7.88	21.00	25,978.95	-38.00	-1,028.99	24,949.96
900032383	8/1/2008	8/22/2008	Funding	Consumer Mortgage	7,932.54	10.75	21.00	1,665.83	-21.00	-49.74	1.616.09
900036702	8/1/2008	7/20/2007	Funding	Consumer Mortgage	56,223.96	9.24	21.00	11,807.04	0.00	0.00	11,807.04
70530671	8/1/2008	6/19/2008	Funding	Consumer Mortgage	23,563.38	10.49	21.00	4,948.31	30.00	205.98	5,154.29
71889536	8/1/2008	8/29/2008	Funding	Consumer Mortgage	38,326.83	9.74	21.00	8,048.83	-28.00	-290.35	7,758.29
71910191	8/1/2008	8/3/2008	Funding	Consumer Mortgage	71,561.39	8.00	21.00	15,027.89	-2.00	-31.81	14,996.09
72171005	8/1/2008	7/29/2008	Funding	Consumer Mortgage	78,758.80	8.75	21.00	16,539.35	2.00	38.29	16,577.63
72179010	8/1/2008	7/5/2008	Funding	Consumer Mortgage	66,579.27	9.25	21.00	13,981.65	26.00	444.79	14,426.43
72773037	8/1/2008	8/12/2007	Funding	Consumer Mortgage	57,231.38	10.50	21.00	12,018.59	0.00	0.00	12,018.59
73653935	8/1/2008	9/30/2008	Funding	Consumer Mortgage	2,257.70	8.00	21.00	474.12	-59.00	-29.60	444.52
74893969	8/1/2008	6/9/2008	Funding	Consumer Mortgage	89,765.19	8.99	21.00	18,850.69	30.00	672.49	19,523.18
900067250	8/1/2008	6/30/2008	Funding	Consumer Mortgage	52,211.40	11.26	21.00	10,964.39	30.00	489.92	11,454.31
75550235	8/1/2008	8/3/2008	Funding	Consumer Mortgage	19,000.00	8.99	21.00	3,990.00	-2.00	-9.49	3,980.51
900085636	8/1/2008	8/13/2008	Funding	Consumer Mortgage	23,323.50	10.95	21.00	4,897.94	-12.00	-85.13	4,812.80
900091992	8/1/2008	10/2/2008	Funding	Consumer Mortgage	11,463.07	10.92	21.00	2,407.24	-61.00	-212.11	2,195.14
900092829	8/1/2008	1/31/2008	Funding	Consumer Mortgage	5,729.82	10.75	21.00	1,203.26	0.00	0.00	1,203.26
900092922	8/1/2008	10/31/2007	Funding	Consumer Mortgage	62,411.88	9.24	21.00	13,106.49	0.00	0.00	13,106.49
900093855	8/1/2008	7/21/2007	Funding	Consumer Mortgage	51,155.42	8.50	21.00	10,742.64	0.00	0.00	10,742.64
78533106	8/1/2008	8/20/2008	Funding	Consumer Mortgage	44,650.84	9.00	21.00	9,376.68	-19.00	-212.09	9,164.58
900102356	8/1/2008	7/22/2008	Funding	Consumer Mortgage	13,100.64	10.90	21.00	2,751.13	9.00	35.70	2,786.83
900104958	8/1/2008	7/31/2008	Funding	Consumer Mortgage	12,327.05	10.75	21.00	2,588.68	1.00	3.68	2,592.36
900105764	8/1/2008	8/4/2007	Funding	Consumer Mortgage	59,371.96	8.88	21.00	12,468.11	0.00	0.00	12,468.11

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900107560	8/1/2008	8/15/2008	Funding	Consumer Mortgage	19,309.61	11.25	21.00	4,055.02	-14.00	-84.48	3,970.54
900108367	8/1/2008	9/12/2008	Funding	Consumer Mortgage	104,561.11	8.25	21.00	21,957.83	-41.00	-982.44	20,975.39
900114103	8/1/2008	8/14/2008	Funding	Consumer Mortgage	7,341.35	10.22	21.00	1,541.68	-13.00	-27.09	1,514.59
900127650	8/1/2008	7/17/2008	Funding	Consumer Mortgage	50,641.48	8.54	21.00	10,634.71	14.00	168.19	10,802.90
85674390	8/1/2008	8/19/2008	Funding	Consumer Mortgage	11,634.38	10.61	21.00	2,443.22	-18.00	-61.72	2,381.50
900134148	8/1/2008	8/22/2008	Funding	Consumer Mortgage	24,276.15	10.80	21.00	5,097.99	-21.00	-152.94	4,945.05
87281220	8/1/2008	6/21/2008	Funding	Consumer Mortgage	219,482.48	8.25	21.00	46,091.32	30.00	1,508.94	47,600.26
900139531	8/1/2008	7/22/2008	Funding	Consumer Mortgage	10,712.64	10.60	21.00	2,249.65	9.00	28.39	2,278.04
88084444	8/1/2008	7/16/2008	Funding	Consumer Mortgage	9,198.14	12.50	21.00	1,931.61	15.00	47.91	1,979.52
89642440	8/1/2008	6/30/2008	Funding	Consumer Mortgage	12,942.57	13.50	21.00	2,717.94	30.00	145.60	2,863.54
900171994	8/1/2008	8/31/2008	Funding	Consumer Mortgage	50,977.69	10.18	21.00	10,705.31	-29.00	-418.05	10,287.27
900172829	8/1/2008	5/1/2007	Funding	Consumer Mortgage	59,039.95	10.25	21.00	12,398.39	0.00	0.00	12,398.39
900178064	8/1/2008	7/14/2008	Funding	Consumer Mortgage	13,417.04	14.45	21.00	2,817.58	17.00	91.55	2,909.13
900011019	8/1/2008	11/25/2005	Funding	Consumer Mortgage	59,772.06	8.63	21.00	12,552.13	0.00	0.00	12,552.13
900185422	8/1/2008	4/4/2008	Funding	Consumer Mortgage	6,914.07	13.00	21.00	1,451.95	0.00	0.00	1,451.95
900017179	8/1/2008	8/10/2008	Funding	Consumer Mortgage	25,487.34	9.38	21.00	5,352.34	-9.00	-59.77	5,292.57
900020635	8/1/2008	7/18/2008	Funding	Consumer Mortgage	64,855.51	9.50	21.00	13,619.66	13.00	222.49	13,842.15
900022604	8/1/2008	7/8/2008	Funding	Consumer Mortgage	53,671.97	9.25	21.00	11,271.11	23.00	317.19	11,588.30
900202267	8/1/2008	6/25/2007	Funding	Consumer Mortgage	88,114.18	10.33	21.00	18,503.98	0.00	0.00	18,503.98
900203989	8/1/2008	8/7/2008	Funding	Consumer Mortgage	8,657.51	12.95	21.00	1,818.08	-6.00	-18.69	1,799.39
900205498	8/1/2008	3/14/2007	Funding	Consumer Mortgage	90,574.44	10.50	21.00	19,020.63	0.00	0.00	19,020.63
900210429	8/1/2008	7/14/2008	Funding	Consumer Mortgage	72,467.65	10.43	21.00	15,218.21	17.00	356.92	15,575.13
900050711	8/1/2008	7/21/2008	Funding	Consumer Mortgage	14,355.44	11.11	21.00	3,014.64	10.00	44.30	3,058.94
900054132	8/1/2008	8/12/2008	Funding	Consumer Mortgage	11,219.66	10.75	21.00	2,356.13	-11.00	-36.85	2,319.28
900060051	8/1/2008	8/2/2008	Funding	Consumer Mortgage	26,014.78	11.19	21.00	5,463.10	-1.00	-8.09	5,455.02
900064104	8/1/2008	8/30/2008	Funding	Consumer Mortgage	139,901.61	7.75	21.00	29,379.34	-29.00	-873.41	28,505.92
900219335	8/1/2008	8/28/2008	Funding	Consumer Mortgage	11,300.46	12.50	21.00	2,373.10	-27.00	-105.94	2,267.15
900074789	8/1/2008	8/3/2007	Funding	Consumer Mortgage	48,007.13	11.75	21.00	10,081.50	0.00	0.00	10,081.50
900077032	8/1/2008	7/31/2008	Funding	Consumer Mortgage	7,856.98	12.75	21.00	1,649.97	1.00	2.78	1,652.75
900228286	8/1/2008	8/11/2008	Funding	Consumer Mortgage	8,663.12	12.75	21.00	1,819.26	-10.00	-30.68	1,788.57
900082234	8/1/2008	8/23/2008	Funding	Consumer Mortgage	161,620.70	9.13	21.00	33,940.35	-22.00	-901.75	33,038.59
900238561	8/1/2008	6/19/2008	Funding	Consumer Mortgage	10,672.39	11.75	21.00	2,241.20	30.00	104.50	2,345.70
900096515	8/1/2008	5/1/2008	Funding	Consumer Mortgage	27,445.90	10.75	21.00	5,763.64	0.00	0.00	5,763.64
900100957	8/1/2008	8/26/2008	Funding	Consumer Mortgage	6,368.32	10.18	21.00	1,337.35	-25.00	-45.02	1,292.33
900104123	8/1/2008	8/6/2008	Funding	Consumer Mortgage	30,718.82	8.75	21.00	6,450.95	-5.00	-37.33	6,413.62
900109040	8/1/2008	7/1/2008	Funding	Consumer Mortgage	12,497.63	10.90	21.00	2,624.50	30.00	113.52	2,738.02
900116563	8/1/2008	7/16/2008	Funding	Consumer Mortgage	19,589.71	13.15	21.00	4,113.84	15.00	107.34	4,221.17
900116600	8/1/2008	6/29/2008	Funding	Consumer Mortgage	116,429.10	9.54	21.00	24,450.11	30.00	925.61	25,375.72
900281290	8/1/2008	6/28/2008	Funding	Consumer Mortgage	14,500.38	14.50	21.00	3,045.08	30.00	175.21	3,220.29
900285973	8/1/2008	5/31/2008	Funding	Consumer Mortgage	6,831.67	10.75	21.00	1,434.65	0.00	0.00	1,434.65
900127648	8/1/2008	12/1/2007	Funding	Consumer Mortgage	74,240.51	9.93	21.00	15,590.51	0.00	0.00	15,590.51
900129120	8/1/2008	8/29/2008	Funding	Consumer Mortgage	7,297.65	10.10	21.00	1,532.51	-28.00	-57.33	1,475.18
900130097	8/1/2008	5/29/2007	Funding	Consumer Mortgage	38,471.44	10.68	21.00	8,079.00	0.00	0.00	8,079.00
900139885	8/1/2008	8/24/2008	Funding	Consumer Mortgage	8,395.70	11.30	21.00	1,763.10	-23.00	-60.61	1,702.48
900144702	8/1/2008	7/20/2007	Funding	Consumer Mortgage	98,474.92	9.68	21.00	20,679.73	0.00	0.00	20,679.73
900163379	8/1/2008	2/2/2008	Funding	Consumer Mortgage	6,203.41	14.40	21.00	1,302.72	0.00	0.00	1,302.72
900169887	8/1/2008	7/28/2008	Funding	Consumer Mortgage	16,703.18	11.25	21.00	3,507.67	3.00	15.66	3,523.33
900317430	8/1/2008	8/15/2008	Funding	Consumer Mortgage	248,448.02	6.00	21.00	52,174.08	-14.00	-579.71	51,594.37
900171971	8/1/2008	8/4/2008	Funding	Consumer Mortgage	12,724.28	10.99	21.00	2,672.10	-3.00	-11.65	2,660.45
900188408	8/1/2008	6/12/2008	Funding	Consumer Mortgage	8,245.28	14.00	21.00	1,731.51	30.00	96.19	1,827.70
900190879	8/1/2008	8/9/2007	Funding	Consumer Mortgage	98,114.87	11.00	21.00	20,604.12	0.00	0.00	20,604.12
900344445	8/1/2008	2/5/2007	Funding	Consumer Mortgage	202,589.08	8.97	21.00	42,543.71	0.00	0.00	42,543.71
900345453	8/1/2008	8/21/2007	Funding	Consumer Mortgage	49,132.66	11.47	21.00	10,317.86	0.00	0-00	10,317.86
900345761	8/1/2008	8/12/2008	Funding	Consumer Mortgage	26,191.40	11.97	21.00	5,500.19	-11.00	-95.80	5,404.40

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900352370	8/1/2008	6/18/2008	Funding	Consumer Mortgage	29,946.44	13.22	21.00	6,288.75	30.00	329.91	6,618.66
900353258	8/1/2008	7/25/2008	Funding	Consumer Mortgage	101,398.39	10.99	21.00	21,293.66	6.00	185.73	21,479.39
900354244	8/1/2008	11/2/2007	Funding	Consumer Mortgage	304,338.23	8.97	21.00	63,911.03	0.00	0.00	63,911.03
900355427	8/1/2008	2/6/2007	Funding	Consumer Mortgage	43,703.67	12.50	21.00	9,177.77	0.00	0.00	9,177.77
900216391	8/1/2008	8/28/2008	Funding	Consumer Mortgage	55,260.05	10.93	21.00	11,604.61	-27.00	-452.99	11,151.62
900217755	8/1/2008	5/25/2008	Funding	Consumer Mortgage	2,105.95	12.00	21.00	442.25	0.00	0.00	442.25
900222444	8/1/2008	7/11/2008	Funding	Consumer Mortgage	84,124.62	10.73	21.00	17,666.17	20.00	501.48	18,167.65
900240631	8/1/2008	7/2/2008	Funding	Consumer Mortgage	11,694.78	11.75	21.00	2,455.90	29.00	110.69	2,566.60
900245417	8/1/2008	7/2/2008	Funding	Consumer Mortgage	67,580.28	11.60	21.00	14,191.86	29.00	631.50	14,823.36
900270303	8/1/2008	5/8/2008	Funding	Consumer Mortgage	12,279.51	14.50	21.00	2,578.70	0.00	0.00	2,578.70
900397156	8/1/2008	8/20/2008	Funding	Consumer Mortgage	21,828.73	11.97	21.00	4,584.03	-19.00	-137.90	4,446.13
900281889	8/1/2008	8/27/2007	Funding	Consumer Mortgage	315,078.65	8.25	21.00	66,166.52	0.00	0.00	66,166.52
900283859	8/1/2008	6/27/2008	Funding	Consumer Mortgage	9,045.19	14.50	21.00	1,899.49	30.00	109.30	2,008.79
900405224	8/1/2008	9/2/2007	Funding	Consumer Mortgage	31,018.41	10.60	21.00	6,513.87	0.00	0.00	6,513.87
900298385	8/1/2008	8/5/2008	Funding	Consumer Mortgage	58,466.31	9.37	21.00	12,277.93	-4.00	-60.87	12,217.06
900302141	8/1/2008	4/25/2007	Funding	Consumer Mortgage	77,330.37	8.68	21.00	16,239.38	0.00	0.00	16,239.38
900307313	8/1/2008	5/1/2007	Funding	Consumer Mortgage	60,336.57	9.12	21.00	12,670.68	0.00	0.00	12,670.68
900308676	8/1/2008	7/1/2008	Funding	Consumer Mortgage	10,133.32	12.99	21.00	2,128.00	30.00	109.69	2,237.69
900441707	8/1/2008	8/29/2007	Funding	Consumer Mortgage	54,770.83	9.80	21.00	11,501.87	0.00	0.00	11,501.87
900337715	8/1/2008	6/21/2007	Funding	Consumer Mortgage	24,000.44	12.50	21.00	5,040.09	0.00	0.00	5,040.09
900349291	8/1/2008	2/2/2008	Funding	Consumer Mortgage	16,146.67	10.65	21.00	3,390.80	0.00	0.00	3,390.80
900354081	8/1/2008	11/2/2007	Funding	Consumer Mortgage	299,700.42	8.72	21.00	62,937.09	0.00	0.00	62,937.09
900476776	8/1/2008	7/31/2007	Funding	Consumer Mortgage	34,967.00	9.50	21.00	7,343.07	0.00	0.00	7,343.07
900485985	8/1/2008	7/2/2007	Funding	Consumer Mortgage	31,786.53	12.57	21.00	6,675.17	0.00	0.00	6,675.17
900410592	8/1/2008	10/2/2007	Funding	Consumer Mortgage	64,972.49	12.00	21.00	13,644.22	0.00	0.00	13,644.22
900607604	8/1/2008	5/31/2008	Funding	Consumer Mortgage	7,391.01	11.90	21.00	1,552.11	0.00	0.00	1,552.11
900616401	8/1/2008	2/27/2008	Funding	Consumer Mortgage	38,002.12	12.50	21.00	7,980.45	0.00	0.00	7,980.45
900617957	8/1/2008	2/22/2008	Funding	Consumer Mortgage	203,056.71	9.32	21.00	42,641.91	0.00	0.00	42,641.91
900618037	8/1/2008	5/21/2008	Funding	Consumer Mortgage	18,166.80	11.69	21.00	3,815.03	0.00	0.00	3,815.03
900619158	8/1/2008	5/8/2008	Funding	Consumer Mortgage	27,455.11	10.85	21.00	5,765.57	0.00	0.00	5,765.57
900620218	8/1/2008	5/25/2008	Funding	Consumer Mortgage	18,397.21	12.47	21.00	3,863.41	0.00	0.00	3,863.41
900621693	8/1/2008	2/2/2008	Funding	Consumer Mortgage	15,036.27	14.16	21.00	3,157.62	0.00	0.00	3,157.62
900625408	8/1/2008	7/6/2008	Funding	Consumer Mortgage	95,619.59	9.13	21.00	20,080.11	25.00	606.25	20,686.37
900632699	8/1/2008	7/2/2008	Funding	Consumer Mortgage	96,134.37	9.25	21.00	20,188.22	29.00	716.33	20,904.55
900632799	8/1/2008	5/3/2008	Funding	Consumer Mortgage	93,100.00	9.50	21.00	19,551.00	0.00	0.00	19,551.00
900632898	8/1/2008	5/25/2008	Funding	Consumer Mortgage	14,813.62	12.25	21.00	3,110.86	0.00	0.00	3,110.86
900580463	8/1/2008	1/11/2008	Funding	Consumer Mortgage	82,835.54	9.00	21.00	17,395.46	0.00	0.00	17,395.46
900586274	8/1/2008	6/13/2008	Funding	Consumer Mortgage	69,730.89	9.97	21.00	14,643.49	30.00	579.35	15,222.83
900587794	8/1/2008	8/28/2008	Funding	Consumer Mortgage	10,185.66	10.39	21.00	2,138.99	-27.00	-79.37	2,059.62
900600956	8/1/2008	5/2/2008	Funding	Consumer Mortgage	68,825.20	9.70	21.00	14,453.29	0.00	0.00	14,453.29
900603023	8/1/2008	3/21/2008	Funding	Consumer Mortgage	13,786.19	11.75	21.00	2,895.10	0.00	0.00	2,895.10
900608426	8/1/2008	4/1/2008	Funding	Consumer Mortgage	27,411.32	11.22	21.00	5,756.38	0.00	0.00	5,756.38
900617568	8/1/2008	5/18/2008	Funding	Consumer Mortgage	4,911.78	12.75	21.00	1,031.47	0.00	0.00	1,031.47
900624529	8/1/2008	8/24/2008	Funding	Consumer Mortgage	77,698.89	6.00	21.00	16,316.77	-23.00	-297.85	16,018.92
900625357	8/1/2008	2/2/2008	Funding	Consumer Mortgage	15,279.96	13.45	21.00	3,208.79	0.00	0.00	3,208.79
900626379	8/1/2008	6/17/2008	Funding	Consumer Mortgage	65,366.53	10.50	21.00	13,726.97	30.00	571.96	14,298.93
900632682	8/1/2008	2/16/2008	Funding	Consumer Mortgage	13,251.57	13.45	21.00	2,782.83	0.00	0.00	2,782.83
900637650	8/1/2008	3/1/2008	Funding	Consumer Mortgage	138,313.90	9.22	21.00	29,045.92	0.00	0.00	29,045.92
900637901	8/1/2008	3/14/2008	Funding	Consumer Mortgage	91,817.17	8.49	21.00	19,281.61	0.00	0.00	19,281.61
900638258	8/1/2008	5/2/2008	Funding	Consumer Mortgage	135,474.29	8.72	21.00	28,449.60	0.00	0.00	28,449.60
294414	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	88.44	20.99	22.00	19.46	-26.00	-1.34	18.12
50570	8/1/2008	3/16/2008	Fund	Construction	189,175.00	10.25	11.00	20,809.25	0.00	0.00	20,809.25
50531	8/1/2008	6/28/2008	Fund	Construction	789,253.00	9.00	11.00	86,817.83	0.00	0.00	86,817.83
50631	8/1/2008	3/16/2008	Fund	Construction	531,656.00	10.25	11.00	58,482.16	0.00	0.00	58,482.16

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
50628	8/1/2008	6/28/2008	Fund	Construction	601,375.00	10.00	11.00	66,151.25	0.00	0.00	66,151.25
50431	8/1/2008	3/28/2007	Fund	Construction	1,760,700.00	10.00	11.00	193,677.00	0.00	0.00	193,677.00
50584	8/1/2008	4/28/2008	Fund	Construction	1,418,750.00	10.00	11.00	156,062.50	0.00	0.00	156,062.50
50573	8/1/2008	4/28/2008	Fund	Construction	75,000.00	10.00	11.00	8,250.00	0.00	0.00	8,250.00
50630	8/1/2008	2/16/2008	Fund	Construction	233,500.00	10.25	11.00	25,685.00	0.00	0.00	25,685.00
50441	8/1/2008	3/13/2008	Fund	Construction	278,629.00	10.00	11.00	30,649.19	0.00	0.00	30,649.19
50586	8/1/2008	1/10/2008	Fund	Construction	449,490.00	10.00	11.00	49,443.90	0.00	0.00	49,443.90
50608	8/1/2008	6/19/2008	Fund	Construction	188,880.00	10.25	11.00	20,776.80	0.00	0.00	20,776.80
50328	8/1/2008	5/21/2007	Fund	Construction	73,866.00	10.25	11.00	8,125.26	0.00	0.00	8,125.26
50462	8/1/2008	6/20/2008	Fund	Construction	350,000.00	8.50	11.00	38,500.00	0.00	0.00	38,500.00
50253	8/1/2008	2/15/2007	Fund	Construction	2,255,000.00	10.00	11.00	248,050.00	0.00	0.00	248,050.00
50254	8/1/2008	2/15/2007	Fund	Construction	2,244,613.00	10.00	11.00	246,907.43	0.00	0.00	246,907.43
50469	8/1/2008	6/21/2008	Fund	Construction	748,876.00	8.50	11.00	82,376.36	0.00	0.00	82,376.36
50326	8/1/2008	6/19/2008	Fund	Construction	218,741.00	10.00	11.00	24,061.51	0.00	0.00	24,061.51
50600	8/1/2008	3/15/2008	Fund	Construction	1,036,415.00	8.50	11.00	114,005.65	0.00	0.00	114,005.65
50576	8/1/2008	3/12/2008	Fund	Construction	17,231.00	10.25	11.00	1,895.41	0.00	0.00	1,895.41
50602	8/1/2008	6/16/2008	Fund	Construction	9,734.50	10.00	11.00	1,070.80	0.00	0.00	1,070.80
50415	8/1/2008	6/30/2008	Fund	Construction	915,493.20	8.50	11.00	100,704.25	0.00	0.00	100,704.25
50619	8/1/2008	3/21/2008	Fund	Construction	200,000.00	10.25	11.00	22,000.00	0.00	0.00	22,000.00
50635	8/1/2008	4/2/2008	Fund	Construction	442,000.00	10.25	11.00	48,620.00	0.00	0.00	48,620.00
50547	8/1/2008	9/28/2007	Fund	Construction	1,042,000.00	9.50	11.00	114,620.00	0.00	0.00	114,620.00
50557	8/1/2008	10/28/2007	Fund	Construction	1,011,208.00	9.75	11.00	111,232.88	0.00	0.00	111,232.88
50510	8/1/2008	6/28/2007	Fund	Construction	107,336.00	10.00	11.00	11,806.96	0.00	0.00	11,806.96
50597	8/1/2008	11/28/2007	Fund	Construction	159,600.00	10.25	11.00	17,556.00	0.00	0.00	17,556.00
50068	8/1/2008	3/28/2008	Fund	Construction	3,125,000.00	8.50	11.00	343,750.00	0.00	0.00	343,750.00
50428	8/1/2008	4/25/2008	Fund	Construction	3,023,400.00	8.50	11.00	332,574.00	0.00	0.00	332,574.00
50443	8/1/2008	5/15/2008	Fund	Construction	1,849,190.00	8.50	11.00	203,410.90	0.00	0.00	203,410.90
50472	8/1/2008	7/26/2007	Fund	Construction	303,127.00	10.00	11.00	33,343.97	0.00	0.00	33,343.97
50607	8/1/2008	5/18/2008	Fund	Construction	1,545,842.00	10.00	11.00	170,042.62	0.00	0.00	170,042.62
50561	8/1/2008	1/21/2008	Fund	Construction	368,385.00	9.75	11.00	40,522.35	0.00	0.00	40,522.35
50553	8/1/2008	4/16/2008	Fund	Construction	234,517.00	10.00	11.00	25,796.87	0.00	0.00	25,796.87
50546	8/1/2008	1/18/2008	Fund	Construction	57,800.00	9.75	11.00	6,358.00	0.00	0.00	6,358.00
50545	8/1/2008	3/11/2008	Fund	Construction	58,000.00	9.75	11.00	6,380.00	0.00	0.00	6,380.00
50578	8/1/2008	4/19/2008	Fund	Construction	229,645.00	9.75	11.00	25,260.95	0.00	0.00	25,260.95
50594	8/1/2008	6/25/2008	Fund	Construction	1,061,287.00	9.50	11.00	116,741.57	0.00	0.00	116,741.57
50626	8/1/2008	5/28/2008	Fund	Construction	959,856.00	10.25	11.00	105,584.16	0.00	0.00	105,584.16
50529	8/1/2008	1/15/2007	Fund	Construction	426,000.00	9.25	11.00	46,860.00	0.00	0.00	46,860.00
50611	8/1/2008	3/20/2008	Fund	Construction	186,500.00	10.25	11.00	20,515.00	0.00	0.00	20,515.00
50580	8/1/2008	10/22/2007	Fund	Construction	166,149.00	10.25	11.00	18,276.39	0.00	0.00	18,276.39
50501	8/1/2008	6/30/2008	Fund	Construction	52,000.00	10.00	11.00	5,720.00	0.00	0.00	5,720.00
50502	8/1/2008	6/30/2008	Fund	Construction	52,000.00	10.00	11.00	5,720.00	0.00	0.00	5,720.00
50627	8/1/2008	3/28/2008	Fund	Construction	152,618.00	10.25	11.00	16,787.98	0.00	0.00	16,787.98
50541	8/1/2008	5/19/2008	Fund	Construction	2,623,751.00	8.50	11.00	288,612.61	0.00	0.00	288,612.61
50606	8/1/2008	12/1/2007	Fund	Construction	616,000.00	10.25	11.00	67,760.00	0.00	0.00	67,760.00
50620	8/1/2008	6/20/2008	Fund	Construction	120,000.00	11.00	11.00	13,200.00	0.00	0.00	13,200.00
50538	8/1/2008	6/30/2008	Fund	Construction	218,422.00	9.50	11.00	24,026.42	0.00	0.00	24,026.42
50494	8/1/2008	6/15/2008	Fund	Construction	385,171.52	8.50	11.00	42,368.87	0.00	0.00	42,368.87
50506	8/1/2008	6/15/2008	Fund	Construction	1,075,685.00	8.50	11.00	118,325.35	0.00	0.00	118,325.35
50567	8/1/2008	8/9/2007	Fund	Construction	672,740.00	10.00	11.00	74,001.40	0.00	0.00	74,001.40
50406	8/1/2008	5/28/2008	Fund	Construction	942,819.00	10.00	11.00	103,710.09	0.00	0.00	103,710.09
50621	8/1/2008	6/2/2008	Fund	Construction	358,150.00	10.00	11.00	39,396.50	0.00	0.00	39,396.50
50629	8/1/2008	6/30/2008	Fund	Construction	1,169,468.00	10.00	11.00	128,641.48	0.00	0.00	128,641.48
706490	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	2817.61	13.99	22.00	619.87	23.00	25.18	645.06
678253	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	4,515.19	11.99	22.00	993.34	-8.00	-12.03	981.31

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
1234934	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	2,861.56	21.00	22.00	629.54	-16.00	-26.71	602.84
1273105	8/1/2008	6/3/2010	Fund	Consumer Non Mortgage	135.13	9.99	22.00	29.73	-662.00	-24.82	4.90
1272191	8/1/2008	9/4/2008	Fund	Consumer Non Mortgage	4,947.81	8.99	22.00	1,088.52	-33.00	-40.77	1,047.74
1272749	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	7,302.07	9.99	22.00	1,606.46	-2.00	-4.05	1,602.40
2012606	8/1/2008	9/12/2008	Fund	Consumer Non Mortgage	2,600.65	9.99	22.00	572.14	-41.00	-29.59	542.55
2012935	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	3,335.00	13.99	22.00	733.70	-11.00	-14.26	719.44
2241724	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	5,204.02	15.99	22.00	1,144.88	-1.00	-2.31	1,142.57
2287704	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	923.13	15.99	22.00	203.09	-8.00	-3.28	199.81
2312997	8/1/2008	9/9/2008	Fund	Consumer Non Mortgage	627.36	11.99	22.00	138.02	-38.00	-7.94	130.08
2362275	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	4,518.16	11.99	22.00	994.00	-8.00	-12.04	981.96
2271681	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	2,829.60	13.99	22.00	622.51	-8.00	-8.80	613.72
2281762	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	6,822.05	11.99	22.00	1,500.85	-8.00	-18.18	1,482.67
2855434	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	940.84	15.99	22.00	206.98	-9.00	-3.76	203.22
3936305	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	270.98	11.99	22.00	59.62	2.00	0.18	59.80
3748455	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	119.96	15.99	22.00	26.39	-28.00	-1.49	24.90
339277	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	356.77	17.50	22.00	78.49	-5.00	-0.87	77.62
4498684	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	472.19	9.99	22.00	103.88	-3.00	-0.39	103.49
4506693	8/1/2008	9/4/2008	Fund	Consumer Non Mortgage	3,698.95	13.99	22.00	813.77	-33.00	-47.44	766.33
5098495	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	2182.48	0.00	22.00	480.15	0.00	0.00	480.15
5582910	8/1/2008	11/30/2008	Fund	Consumer Non Mortgage	3,130.25	11.99	22.00	688.66	-119.00	-124.06	564.59
5793872	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	1,890.52	15.99	22.00	415.91	-29.00	-24.35	391.56
6528287	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	7,976.25	7.99	22.00	1,754.78	-12.00	-21.24	1,733.53
6529268	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	4,469.76	9.99	22.00	983.35	-12.00	-14.88	968.46
6529031	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	4,442.41	9.99	22.00	977.33	-12.00	-14.79	962.54
7259702	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	7,995.40	7.99	22.00	1,758.99	-12.00	-21.29	1,737.69
7772112	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	5,095.55	8.99	22.00	1,121.02	-4.00	-5.09	1,115.93
7772680	8/1/2008	11/5/2008	Fund	Consumer Non Mortgage	3,426.41	13.99	22.00	753.81	-94.00	-125.16	628.65
7611019	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,295.58	20.99	22.00	285.03	-14.00	-10.58	274.45
8222197	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	2,089.82	13.99	22.00	459.76	-28.00	-22.74	437.02
8718538	8/1/2008	9/5/2008	Fund	Consumer Non Mortgage	1,806.20	8.99	22.00	397.36	-34.00	-15.34	382.03
8934280	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	4,870.58	9.99	22.00	1,071.53	-31.00	-41.90	1,029.63
8714024	8/1/2008	9/5/2008	Fund	Consumer Non Mortgage	5,179.11	11.99	22.00	1,139.40	-34.00	-58.65	1,080.76
9150505	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	595.35	18.25	22.00	130.98	-3.00	-0.91	130.07
9305144	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	6,458.74	7.99	22.00	1,420.92	-13.00	-18.64	1,402.29
9306988	8/1/2008	9/14/2008	Fund	Consumer Non Mortgage	3,283.74	8.99	22.00	722.42	-43.00	-35.26	687.16
9269845	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	2,295.25	21.00	22.00	504.96	-3.00	-4.02	500.94
9819126	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,575.36	9.99	22.00	346.58	-14.00	-6.12	340.46
10211599	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	1,712.84	15.99	22.00	376.82	-2.00	-1.52	375.30
10199704	8/1/2008	5/3/2009	Fund	Consumer Non Mortgage	1,456.55	13.99	22.00	320.44	-272.00	-153.96	166.48
10229812	8/1/2008	9/4/2008	Fund	Consumer Non Mortgage	4,794.29	9.99	22.00	1,054.74	-33.00	-43.90	1,010.84
10968943	8/1/2008	3/10/2009	Fund	Consumer Non Mortgage	831.63	13.99	22.00	182.96	-219.00	-70.78	112.18
11005429	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	4,517.58	11.99	22.00	993.87	-13.00	-19.56	974.31
11007573	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	4,526.30	11.99	22.00	995.79	-9.00	-13.57	982.22
11680802	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	646.97	21.00	22.00	142.33	-18.00	-6.79	135.54
12325783	8/1/2008	9/5/2008	Fund	Consumer Non Mortgage	5,644.91	7.99	22.00	1,241.88	-34.00	-42.60	1,199.28
12361499	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	5,493.14	9.99	22.00	1,208.49	-20.00	-30.49	1,178.00
12388425	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	5,045.51	9.99	22.00	1,110.01	-15.00	-21.00	1,089.01
12295926	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	5,796.55	7.99	22.00	1,275.24	-3.00	-3.86	1,271.38
12901806	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	1575.99	10.00	22.00	346.72	9.00	3.94	350.66
13587226	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	2,398.49	15.99	22.00	527.67	-27.00	-28.76	498.90
14386595	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	2,026.17	19.20	22.00	445.76	-3.00	-3.24	442.52
14934815	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	2,555.27	11.99	22.00	562.16	-8.00	-6.81	555.35
15023461	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	1,510.04	13.99	22.00	332.21	-4.00	-2.35	329.86
15028718	8/1/2008	7/5/2008	Fund	Consumer Non Mortgage	5863.65	7.99	22.00	1,290.00	26.00	33.84	1,323.84

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
15240151	8/1/2008	2/5/2009	Fund	Consumer Non Mortgage	247.07	9.99	22.00	54.36	-184.00	-12.62	41.74
16388859	8/1/2008	9/25/2008	Fund	Consumer Non Mortgage	5,955.38	8.99	22.00	1,310.18	-54.00	-80.31	1,229.88
16859612	8/1/2008	9/5/2008	Fund	Consumer Non Mortgage	5,470.12	9.99	22.00	1,203.43	-34.00	-51.61	1,151.82
16897302	8/1/2008	9/5/2008	Fund	Consumer Non Mortgage	5,649.00	11.99	22.00	1,242.78	-34.00	-63.97	1,178.81
17991617	8/1/2008	9/6/2008	Fund	Consumer Non Mortgage	3,839.57	11.99	22.00	844.71	-35.00	-44.76	799.95
18651972	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	2,404.57	16.99	22.00	529.01	-10.00	-11.35	517.66
639194	8/1/2008	9/3/2008	Fund	Consumer Non Mortgage	5,326.90	7.99	22.00	1,171.92	-32.00	-37.83	1,134.09
19098875	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	2,965.86	13.99	22.00	652.49	-7.00	-8.07	644.42
19141735	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	4,518.69	11.99	22.00	994.11	-13.00	-19.56	974.55
19104433	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	4,988.98	9.99	22.00	1,097.58	-7.00	-9.69	1,087.88
19110944	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	5,002.80	9.99	22.00	1,100.62	-7.00	-9.72	1,090.90
694709	8/1/2008	4/6/2009	Fund	Consumer Non Mortgage	638.66	18.89	22.00	140.51	-245.00	-82.10	58.40
19136933	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	3,277.50	13.99	22.00	721.05	-7.00	-8.92	712.13
19149078	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	5,005.09	9.99	22.00	1,101.12	-7.00	-9.72	1,091.40
19209010	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	5,301.02	11.99	22.00	1,166.22	-10.00	-17.66	1,148.57
717085	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	2,733.12	13.99	22.00	601.29	-26.00	-27.62	573.67
19791700	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	1,853.21	23.00	22.00	407.71	29.00	34.34	442.04
20558967	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	7,286.18	9.99	22.00	1,602.96	-10.00	-20.22	1,582.74
21721470	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	4,144.29	13.99	22.00	911.74	-8.00	-12.88	898.86
21809737	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	521.84	15.00	22.00	114.80	0.00	0.00	114.80
21880146	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	5,796.67	7.99	22.00	1,275.27	-8.00	-10.29	1,264.98
21441998	8/1/2008	11/15/2008	Fund	Consumer Non Mortgage	2,548.61	6.00	22.00	560.69	-104.00	-44.18	516.52
22304778	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	1,879.54	13.99	22.00	413.50	-8.00	-5.84	407.66
22367329	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	2,062.42	6.00	22.00	453.73	-29.00	-9.97	443.76
21933006	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	5,013.45	9.99	22.00	1,102.96	-8.00	-11.13	1,091.83
21956314	8/1/2008	2/9/2009	Fund	Consumer Non Mortgage	1,449.62	13.99	22.00	318.92	-188.00	-105.91	213.01
22370169	8/1/2008	5/14/2009	Fund	Consumer Non Mortgage	3,512.04	7.99	22.00	772.65	-283.00	-220.59	552.06
22379690	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	7,808.59	13.99	22.00	1,717.89	-14.00	-42.48	1,675.41
22665774	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	969.59	15.99	22.00	213.31	-15.00	-6.46	206.85
22670359	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	4,522.56	11.99	22.00	994.96	-15.00	-22.59	972.37
23397212	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	7,989.54	7.99	22.00	1,757.70	-18.00	-31.92	1,725.78
24672636	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	958.60	9.99	22.00	210.89	-28.00	-7.45	203.44
24821142	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	1516.52	17.23	22.00	333.63	20.00	14.52	348.15
25544641	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	9195.13	9.99	22.00	2,022.93	1.00	2.55	2,025.48
26090270	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	2,810.73	13.99	22.00	618.36	-16.00	-17.48	600.88
25980300	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	6,777.22	11.99	22.00	1,490.99	-16.00	-36.12	1,454.87
25980491	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	898.98	17.99	22.00	197.78	-16.00	-7.19	190.59
26021904	8/1/2008	1/24/2009	Fund	Consumer Non Mortgage	3,012.38	11.99	22.00	662.72	-173.00	-173.57	489.15
26085398	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	4,509.95	11.99	22.00	992.19	-16.00	-24.03	968.16
26769974	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	1869.71	0.01	22.00	411.34	2.00	0.00	411.34
27095030	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,473.28	15.99	22.00	324.12	-10.00	-6.54	317.58
27098950	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	3,300.49	13.99	22.00	726.11	-10.00	-12.83	713.28
27149825	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,411.93	13.99	22.00	310.62	-10.00	-5.49	305.14
27130086	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	3,278.32	13.99	22.00	721.23	-10.00	-12.74	708.49
27191917	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	213.04	17.65	22,00	46.87	0.00	0.00	46.87
27198053	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	864.40	17.65	22.00	190.17	-1.00	-0.42	189.74
27711422	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	257.18	15.99	22.00	56.58	-11.00	-1.26	55.32
27979471	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	1,228.64	19.71	22.00	270.30	-6.00	-4.04	266.26
27751186	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	6,337.18	8.99	22.00	1,394.18	-29.00	-45.89	1,348.29
27770469	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	7,687.16	7.99	22.00	1,691.18	-29.00	-49.48	1,641.70
28681727	8/1/2008	6/25/2008	Fund	Consumer Non Mortgage	2721.84	17.50	22.00	598.80	0.00	0.00	598.80
28805656	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	374.41	24.00	22.00	82.37	29.00	7.24	89.61
29527913	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	216.50	15.99	22.00	47.63	-12.00	-1.15	46.48
29132259	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,949.85	13.99	22.00	428.97	-12.00	-9.09	419.87

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
30096727	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	4,414.97	9.99	22.00	971.29	-20.00	-24.50	946.79
29569515	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,165.18	17.99	22.00	256.34	-12.00	-6.99	249.35
30441199	8/1/2008	10/16/2008	Fund	Consumer Non Mortgage	305.18	9.99	22.00	67.14	-75.00	-6.35	60.79
30056950	8/1/2008	7/12/2008	Fund	Consumer Non Mortgage	1392.23	15.99	22.00	306.29	19.00	11.75	318.04
30058898	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	3,267.41	13.99	22.00	718.83	-11.00	-13.97	704.86
30116903	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	1,407.95	8.99	22.00	309.75	-20.00	-7.03	302.72
30128443	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	4670.01	8.99	22.00	1,027.40	9.00	10.50	1,037.90
30160181	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	3,055.57	9.99	22.00	672.23	-11.00	-9.33	662.90
30447131	8/1/2008	11/12/2008	Fund	Consumer Non Mortgage	297.45	19.58	22.00	65.44	-101.00	-16.34	49.10
30544077	8/1/2008	6/9/2008	Fund	Consumer Non Mortgage	3165.1	19.31	22.00	696.32	0.00	0.00	696.32
31928784	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	8013.59	7.99	22.00	1,762.99	1.00	1.78	1,764.77
31934497	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	4,495.22	9.99	22.00	988.95	-29.00	-36.18	952.77
32345297	8/1/2008	5/1/2010	Fund	Consumer Non Mortgage	2,627.39	7.99	22.00	578.03	-630.00	-367.37	210.65
32384050	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	3777.55	13.99	22.00	831.06	1.00	1.47	832.53
31850623	8/1/2008	12/1/2008	Fund	Consumer Non Mortgage	2,680.25	13.99	22.00	589.66	-120.00	-124.99	464.67
33099042	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	6,269.16	8.99	22.00	1,379.22	-29.00	-45.40	1,333.81
33126618	8/1/2008	6/17/2008	Fund	Consumer Non Mortgage	1527.2	22.99	22.00	335.98	0.00	0.00	335.98
32175946	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	2,529.93	13.99	22.00	556.58	-17.00	-16.71	539.87
32177691	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	798.62	15.99	22.00	175.70	-17.00	-6.03	169.67
33618168	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	4671.73	11.99	22.00	1,027.78	10.00	15.56	1,043.34
33411685	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	328.58	20.49	22.00	72.29	23.00	4.30	76.59
33536903	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	6,332.67	8.99	22.00	1,393.19	-29.00	-45.86	1,347.33
33565424	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	2,562.17	11.99	22.00	563.68	-20.00	-17.07	546.61
33897975	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	1,459.03	8.99	22.00	320.99	-21.00	-7.65	313.34
33908686	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	3,409.87	7.99	22.00	750.17	-21.00	-15.89	734.28
35266017	8/1/2008	6/25/2008	Fund	Consumer Non Mortgage	2285.78	17.50	22.00	502.87	0.00	0.00	502.87
35714530	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	796.88	16.00	22.00	175.31	-21.00	-7.44	167.88
35733686	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	6,766.23	11.99	22.00	1,488.57	-21.00	-47.32	1,441.25
880072	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	2,372.42	11.99	22.00	521.93	-8.00	-6.32	515.61
35683929	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	4,525.40	11.99	22.00	995.59	-21.00	-31.65	963.94
35730073	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	6,779.90	11.99	22.00	1,491.58	-21.00	-47.42	1,444.16
35745570	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	675.15	20.96	22.00	143.53	-15.00	-5.90	142.64
36532272	8/1/2008	4/2/2009	Fund	Consumer Non Mortgage	747.22	22.03	22.00	164.39	-241.00	-110.20	54.19
36766512	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	254.16	17.99	22.00	55.92	-16.00	-2.03	53.88
36881407	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	804.64	11.99	22.00	177.02	-22.00	-5.90	171.13
36886220	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	2972.95	13.99	22.00	654.05	8.00	9.24	663.29
36880288	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	760.06	11.99	22.00	167.21	-22.00	-5.57	161.64
36887644	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	1,199.80	15.99	22.00	263.96	-22.00	-11.72	252.23
37835997	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	3247.43	20.99	22.00	714.43	10.00	18.93	733.37
37882185	8/1/2008	11/19/2008	Fund	Consumer Non Mortgage	4,679.55	9.99	22.00	1,029.50	-108.00	-140.25	889.25
38192696	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	2,758.49	13.99	22.00	606.87	-23.00	-24.66	582.21
38428181	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	844.59	16.99	22.00	185.81	-23.00	-9.17	176.64
38749720	8/1/2008	12/2/2011	Fund	Consumer Non Mortgage	5,794.39	10.00	22.00	1,274.77	-1,201.00	-1,933.07	-658.31
38198887	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	1528.93	17.99	22.00	336.36	1.00	0.76	337.13
38219771	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	4,084.87	11.99	22.00	898.67	-23.00	-31.29	867.38
39902562	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	5,559.50	7.99	22.00	1,223.09	-18.00	-22.21	1,200.88
39906984	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	5,770.84	7.99	22.00	1,269.58	-15.00	-19.21	1,250.37
39368892	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	2,589.02	13.99	22.00	569.58	-19.00	-19.12	550.47
39905355	8/1/2008	10/16/2008	Fund	Consumer Non Mortgage	2,628.99	13.99	22.00	578.38	-75.00	-76.62	501.75
39941459	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	4,979.05	9.99	22.00	1,095.39	-16.00	-22.11	1,073.28
41570926	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	4,890.76	9.99	22.00	1,075.97	-17.00	-23.07	1,052.90
41613987	8/1/2008	12/20/2008	Fund	Consumer Non Mortgage	963.81	7.99	22.00	212.04	-139.00	-29.73	182.30
1273047	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	5,547.04	11.99	22.00	1,220.35	-2.00	-3.69	1,216.65
1273742	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	1,697.01	8.99	22.00	373.34	-3.00	-1.27	372.07

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
41046657	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	830.93	21.99	22.00	182.80	29.00	14.72	197.52
41822182	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	2034.41	17.50	22.00	447.57	9.00	8.90	456.47
42409982	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	565.01	9.25	22.00	124.30	-6.00	-0.87	123.43
43061649	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	916.99	15.99	22.00	201.74	-26.00	-10.59	191.15
43020118	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	6,700.50	11.99	22.00	1,474.11	-26.00	-58.02	1,416.09
43417742	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	1,198.91	7.99	22.00	263.76	-17.00	-4.52	259.24
44572794	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	142.25	17.99	22.00	31.30	8.00	0.57	31.86
44458445	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	2259.48	15.99	22.00	497.09	8.00	8.03	505.11
44849801	8/1/2008	6/19/2009	Fund	Consumer Non Mortgage	3,327.35	7.99	22.00	732.02	-318.00	-234.84	497.18
44533759	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	378.76	15.99	22.00	83.33	8.00	1.35	84.67
44535185	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	5,755.59	9.99	22.00	1,266.23	-22.00	-35.14	1,231.09
44827938	8/1/2008	9/19/2008	Fund	Consumer Non Mortgage	4,703.53	9.99	22.00	1,034.78	-48.00	-62.65	972.13
45468176	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	5468.15	11.99	22.00	1,202.99	2.00	3.64	1,206.64
45526830	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	7,247.34	7.99	22.00	1,594.41	-17.00	-27.34	1,567.07
45532485	8/1/2008	6/24/2008	Fund	Consumer Non Mortgage	3080.78	11.99	22.00	677.77	0.00	0.00	677.77
45713561	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	1,964.04	13.99	22.00	432.09	-23.00	-17.55	414.53
45403789	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	934.81	15.99	22.00	205.66	-27.00	-11.21	194.45
46111963	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	2,081.60	13.99	22.00	457.95	-23.00	-18.61	439.35
46147123	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	4385.52	6.00	22.00	964.81	7.00	5.12	969.93
46528270	8/1/2008	4/10/2009	Fund	Consumer Non Mortgage	678.71	17.50	22.00	149.32	-249.00	-82.15	67.16
46709219	8/1/2008	12/16/2008	Fund	Consumer Non Mortgage	433.43	19.10	22.00	95.35	-135.00	-31.04	64.31
46858543	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	1740.99	15.00	22.00	383.02	11.00	7.98	391.00
47606153	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	2,511.93	13.99	22.00	552.62	-24.00	-23.43	529.20
47756398	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	953.93	15.99	22.00	209.86	-28.00	-11.86	198.00
47708798	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	700.39	17.99	22.00	154.09	-29.00	-10.15	143.94
47752454	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	752.97	15.99	22.00	165.65	-28.00	-9.36	156.29
47764315	8/1/2008	1/29/2009	Fund	Consumer Non Mortgage	17.73	13.99	22.00	3.90	-178.00	-1.23	2.67
48749139	8/1/2008	6/27/2008	Fund	Consumer Non Mortgage	486.57	15.99	22.00	107.05	0.00	0.00	107.05
48745422	8/1/2008	3/26/2010	Fund	Consumer Non Mortgage	269.48	7.99	22.00	59.29	-595.00	-35.59	23.70
1745724	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,989.30	21.00	22.00	437.65	-10.00	-11.60	426.04
49444436	8/1/2008	7/19/2009	Fund	Consumer Non Mortgage	3,000.45	9.99	22.00	660.10	-348.00	-289.75	370.35
49451427	8/1/2008	1/19/2009	Fund	Consumer Non Mortgage	4,224.09	7.99	22.00	929.30	-168.00	-157.50	771.80
49927515	8/1/2008	12/30/2008	Fund	Consumer Non Mortgage	45.33	13.99	22.00	9.97	-149.00	-2.62	7.35
2283085	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	4,555.41	11.99	22.00	1,002.19	-8.00	-12.14	990.05
2316125	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	2,783.56	13.99	22.00	612.38	-8.00	-8.65	603.73
49933785	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	4,486.99	11.99	22.00	987.14	-29.00	-43.34	943.80
49935565	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	989.43	17.99	22.00	217.67	-29.00	-14.34	203.34
50633910	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	5,655.04	7.99	22.00	1,244.11	-19.00	-23.85	1,220.26
50793714	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	5,643.84	7.99	22.00	1,241.64	-19.00	-23.80	1,217.85
52274286	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	224.34	20.99	22.00	49.35	-7.00	-0.92	48.44
52912165	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	6,002.59	11.99	22.00	1,320.57	-18.00	-35.99	1,284.58
4026901	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	5,005.42	13.99	22.00	1,101.19	-9.00	-17.51	1,083.69
52468441	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	836.16	24.00	22.00	183.96	29.00	16.17	200.12
52908765	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	12,324.98	7.99	22.00	2,711.50	-19.00	-51.97	2,659.52
54198741	8/1/2008	11/21/2008	Fund	Consumer Non Mortgage	4,147.46	7.99	22.00	912.44	-110.00	-101.26	811.19
54891120	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	2,873.65	15.99	22.00	632.20	-21.00	-26.80	605.40
53985687	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	4,793.24	9.99	22.00	1,054.51	-29.00	-38.57	1,015.94
54987345	8/1/2008	12/30/2008	Fund	Consumer Non Mortgage	791.54	6.00	22.00	174.14	-149.00	-19.66	154.48
55446271	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	641.49	11.99	22.00	141.13	-29.00	-6.20	134.93
54314870	8/1/2008	11/3/2008	Fund	Consumer Non Mortgage	2,413.92	17.50	22.00	531.06	-92.00	-107.96	423.11
54440920	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	242.39	15.99	22.00	53.33	-29.00	-3.12	50.20
2335738	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	4,019.89	0.00	22.00	884.38	-8.00	0.00	884.38
2352445	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	4,541.04	11.99	22.00	999.03	-8.00	-12.10	986.93
6181660	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	968.48	18.70	22.00	213.07	-10.00	-5.03	208.03

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
56141707	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	4,986.87	9.99	22.00	1,097.11	-22.00	-30.44	1,066.67
56173090	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	8,091.93	15.99	22.00	1,780.22	-23.00	-82.67	1,697.56
56391363	8/1/2008	6/19/2008	Fund	Consumer Non Mortgage	1349.26	21.00	22.00	296.84	0.00	0.00	296.84
6527901	8/1/2008	2/13/2009	Fund	Consumer Non Mortgage	5,159.56	8.99	22.00	1,135.10	-192.00	-247.38	887.72
6530444	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	3,788.08	13.99	22.00	833.38	-12.00	-17.67	815.71
56928393	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	5,640.86	7.99	22.00	1,240.99	-21.00	-26.29	1,214.70
56997262	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	1,338.14	15.99	22.00	294.39	-21.00	-12.48	281.91
7603775	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	6,495.45	8.99	22.00	1,429.00	-12.00	-19.46	1,409.53
59269679	8/1/2008	9/6/2008	Fund	Consumer Non Mortgage	6,330.91	8.99	22.00	1,392.80	-35.00	-55.33	1,337.47
59429452	8/1/2008	9/6/2008	Fund	Consumer Non Mortgage	1,780.68	9.99	22.00	391.75	-35.00	-17.29	374.45
59461986	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	2,021.64	9.99	22.00	444.76	-4.00	-2.24	442.52
7771006	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	2,196.80	11.99	22.00	483.30	-4.00	-2.93	480.37
7771767	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	7,296.55	9.99	22.00	1,605.24	-4.00	-8.10	1,597.14
60323695	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	4,850.87	9.99	22.00	1,067.19	-24.00	-32.31	1,034.88
60333710	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	3,141.45	13.99	22.00	691.12	-24.00	-29.30	661.82
60338555	8/1/2008	5/25/2010	Fund	Consumer Non Mortgage	1,136.69	9.99	22.00	250.07	-654.00	-206.29	43.78
60370920	8/1/2008	12/25/2009	Fund	Consumer Non Mortgage	168.71	13.99	22.00	37.12	-504.00	-33.04	4.07
60801803	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	2501.17	19.81	22.00	550.26	0.00	0.00	550.26
4499803	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	7,315.28	9.99	22.00	1,609.36	-3.00	-6.09	1,603.27
8715891	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	8,967.77	8.99	22.00	1,972.91	-7.00	-15.68	1,957.23
62249245	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	4,783.57	9.99	22.00	1,052.39	-25.00	-33.19	1,019.20
8913560	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	5,800.38	7.99	22.00	1,276.08	-1.00	-1.29	1,274.80
8916148	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	4,947.57	7.99	22.00	1,088.47	-31.00	-34.04	1.054.42
62405298	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	5,653.37	7.99	22.00	1,243.74	-25.00	-31.37	1,212.37
62405960	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	4,830.90	9.99	22.00	1,062.80	-25.00	-33.51	1.029.28
62409906	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	4,854.39	9.99	22.00	1,067.97	-25.00	-33.68	1,034.29
62413794	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	5,588.22	7.99	22.00	1,229.41	-25.00	-31.01	1,198.40
62441347	8/1/2008	10/27/2009	Fund	Consumer Non Mortgage	685.98	13.99	22.00	150.92	-446.00	-118.89	32.02
62774723	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	150.12	18.25	22.00	33.03	-17.00	-1.29	31.73
63146884	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	4,463.53	9.99	22.00	981.98	-6.00	-7.43	974.54
63495757	8/1/2008	10/7/2008	Fund	Consumer Non Mortgage	3,092.26	9.99	22.00	680.30	-66.00	-56.63	623.66
9307311	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	4,463.04	9.99	22.00	981.87	-13.00	-16.10	965.77
63761942	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	4,855.39	9.99	22.00	1,068.19	-26.00	-35.03	1,033.15
64011375	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	5,746.04	7.99	22.00	1,264.13	-2.00	-2.55	1,261.58
64630992	8/1/2008	6/11/2008	Fund	Consumer Non Mortgage	510.9	20.99	22.00	112.40	0.00	0.00	112.40
65001709	8/1/2008	6/19/2008	Fund	Consumer Non Mortgage	4262.21	20.99	22.00	937.69	0.00	0.00	937.69
65199441	8/1/2008	1/28/2010	Fund	Consumer Non Mortgage	1,283.82	9.99	22.00	282.44	-537.00	-191.31	91.13
65219058	8/1/2008	7/17/2008	Fund	Consumer Non Mortgage	624.3	18.92	22.00	137.35	14.00	4.59	141.94
65748231	8/1/2008	11/5/2008	Fund	Consumer Non Mortgage	1,641.25	21.00	22.00	361.08	-94.00	-90.00	271.08
56835428	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	4,413.14	13.99	22.00	970.89	-29.00	-49.73	921.16
56842362	8/1/2008	9/6/2008	Fund	Consumer Non Mortgage	6,317.16	8.99	22.00	1,389.78	-35.00	-55.21	1,334.56
56907775	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	5,659.18	7.99	22.00	1,245.02	-21.00	-26.38	1,218.64
56934746	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	4,859.49	9.99	22.00	1,069.09	-21.00	-28.32	1,040.77
56974374	8/1/2008	9/22/2008	Fund	Consumer Non Mortgage	4,622.43	9.99	22.00	1,016.93	-51.00	-65.42	951.52
56981913	8/1/2008	11/22/2008	Fund	Consumer Non Mortgage	4,940.54	7.99	22.00	1,086.92	-111.00	-121.71	965.20
57023018	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	5,643.33	7.99	22.00	1,241.53	-21.00	-26.30	1,215.23
66909727	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	6,526.75	8.99	22.00	1,435.89	-15.00	-24.45	1,411.44
57270041	8/1/2008	12/31/2008	Fund	Consumer Non Mortgage	105.05	11.99	22.00	23.11	-149.00	-5.21	17.90
57274942	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	4,373.29	11.99	22.00	962.12	-29.00	-42.24	919.88
57505821	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	1066.31	17.99	22.00	234.59	15.00	7.99	242.58
67220467	8/1/2008	7/19/2008	Fund	Consumer Non Mortgage	231.71	20.99	22.00	50.98	12.00	1.62	52.60
67284580	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	5818.95	7.99	22.00	1,280.17	2.00	2.58	1,282.75
67359802	8/1/2008	6/30/2011	Fund	Consumer Non Mortgage	357.41	0.00	22.00	78.63	-1,049.00	0.00	78.63
67468458	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	4,887.49	9.99	22.00	1,075.25	-31.00	-42.04	1,033.20

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
59355587	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	921.72	13.99	22.00	202.78	1.00	0.36	203.14
59390622	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	1998.21	19.48	22.00	439.61	3.00	3.24	442.85
68892182	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	2548.5	18.25	22.00	560.67	25.00	32.30	592.97
69321925	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	2,401.66	17.50	22.00	528.37	-1.00	-1.17	527.20
70421442	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	8,000.17	7.99	22.00	1,760.04	-8.00	-14.20	1,745.83
61177533	8/1/2008	9/1/2008	Fund	Consumer Non Mortgage	6,561.72	11.99	22.00	1,443.58	-30.00	-65.56	1,378.02
61196291	8/1/2008	9/1/2008	Fund	Consumer Non Mortgage	244.27	9.99	22.00	53.74	-30.00	-2.03	51.71
10207767	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	1648.85	15.99	22.00	362.75	0.00	0.00	362.75
62204918	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	5,662.60	7.99	22.00	1,245.77	-25.00	-31.42	1,214.35
73025285	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	645.50	20.49	22.00	142.01	-24.00	-8.82	133.19
73066124	8/1/2008	1/16/2009	Fund	Consumer Non Mortgage	1,770.99	17.50	22.00	389.62	-165.00	-142.05	247.57
62399333	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	3,079.46	13.99	22.00	677.48	-25.00	-29.92	647.56
73600407	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	1,437.11	18.25	22.00	316.16	-21.00	-15.30	300.86
63420722	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	1,985.71	21.00	22.00	436.86	-6.00	-6.95	429.91
63497003	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	1,149.53	13.99	22.00	252.90	-7.00	-3.13	249.77
63707465	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	4,861.62	9.99	22.00	1,069.56	-26.00	-35.08	1,034.48
63711685	8/1/2008	11/27/2008	Fund	Consumer Non Mortgage	4,660.99	7.99	22.00	1,025.42	-116.00	-120.00	905.42
63880157	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	4,862.29	9.99	22.00	1,069.70	-26.00	-35.08	1,034.62
75734901	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	764.64	15.50	22.00	168.22	2.00	0.66	168.88
64943215	8/1/2008	12/6/2008	Fund	Consumer Non Mortgage	603.66	22.50	22.00	132.81	-125.00	-47.16	85.64
65026966	8/1/2008	4/2/2009	Fund	Consumer Non Mortgage	252.15	24.00	22.00	55.47	-241.00	-40.51	14.96
65352952	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	6,306.30	15.99	22.00	1,387.39	-17.00	-47.62	1,339.77
65743920	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	5,654.49	7.99	22.00	1,243.99	-27.00	-33.88	1,210.10
65885283	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	5,638.83	7.99	22.00	1,240.54	-27.00	-33.79	1,206.75
66260446	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,208.42	19.55	22.00	265.85	-10.00	-6.56	259.29
77546272	8/1/2008	9/15/2008	Fund	Consumer Non Mortgage	5,477.82	7.99	22.00	1,205.12	-44.00	-53.49	1,151.63
67174838	8/1/2008	6/19/2008	Fund	Consumer Non Mortgage	210.27	20.99	22.00	46.26	0.00	0.00	46.26
78212525	8/1/2008	7/7/2008	Fund	Consumer Non Mortgage	2940.95	13.99	22.00	647.01	24.00	27.43	674.44
78214199	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	2,809.33	13.99	22.00	618.05	-6.00	-6.55	611.50
67466178	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	5,645.25	7.99	22.00	1,241.96	-28.00	-35.08	1,206.87
78675040	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	710.22	23.49	22.00	156.25	-27.00	-12.51	143.74
79196764	8/1/2008	3/9/2009	Fund	Consumer Non Mortgage	210.01	20.97	22.00	46.20	-218.00	-26.67	19.53
79795241	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	762.82	18.25	22.00	167.82	4.00	1.55	169.37
79846833	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	974.25	20.49	22.00	214.34	-6.00	-3.33	211.01
80275674	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	608.08	18.25	22.00	133.78	-28.00	-8.63	125.15
80315556	8/1/2008	6/29/2008	Fund	Consumer Non Mortgage	826.47	18.25	22.00	181.82	0.00	0.00	181.82
80622087	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	2,128.33	16.40	22.00	468.23	-9.00	-8.73	459.51
70424873	8/1/2008	3/9/2010	Fund	Consumer Non Mortgage	159.10	9.99	22.00	35.00	-578.00	-25.52	9.48
70425934	8/1/2008	9/9/2008	Fund	Consumer Non Mortgage	4,242.86	9.99	22.00	933.43	-38.00	-44.74	888.69
81101197	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	1794.74	15.00	22.00	394.84	22.00	16.45	411.29
81109191	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	853.21	18.25	22.00	187.71	-8.00	-3.46	184.25
71172642	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	1723.75	15.99	22.00	379.23	27.00	20.67	399.90
71302683	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	668.28	16.00	22.00	147.02	-2.00	-0.59	146.43
71596279	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	2993.51	13.99	22.00	658.57	0.00	0.00	658.57
72010981	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	6,000.99	9.99	22.00	1,320.22	-16.00	-26.64	1,293.57
72035615	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	971.34	20.99	22.00	213.69	-10.00	-5.66	208.03
82798649	8/1/2008	1/14/2009	Fund	Consumer Non Mortgage	485.89	15.00	22.00	106.90	-163.00	-33.00	73.90
72360631	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	2,329.49	17.50	22.00	512.49	-4.00	-4.53	507.96
82901131	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	8,693.66	7.99	22.00	1,912.61	-3.00	-5.79	1,906.82
82908416	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	883.87	18.25	22.00	194.45	-12.00	-5.38	189.07
83004485	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	912.02	18.25	22.00	200.64	-12.00	-5.55	195.10
83436482	8/1/2008	6/14/2008	Fund	Consumer Non Mortgage	1096.49	18.25	22.00	241.23	0.00	0.00	241.23
73137627	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	660.58	20.49	22.00	145.33	-21.00	-7.90	137.43
83997530	8/1/2008	3/15/2009	Fund	Consumer Non Mortgage	33.33	18.25	22.00	7.33	-224.00	-3.78	3.55

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
84000921	8/1/2008	1/15/2009	Fund	Consumer Non Mortgage	118.04	18.25	22.00	25.97	-164.00	-9.81	16.16
73746639	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	771.59	18.25	22.00	169.75	6.00	2.35	172.10
74048779	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	693.40	18.25	22.00	152.55	-21.00	-7.38	145.17
84848492	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	432.96	17.65	22.00	95.25	-15.00	-3.18	92.07
74941982	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	4,542.99	11.99	22.00	999.46	-5.00	-7.57	991.89
75315026	8/1/2008	6/8/2008	Fund	Consumer Non Mortgage	2868.06	19.50	22.00	630.97	0.00	0.00	630.97
75861393	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	3212.71	7.75	22.00	706.80	29.00	20.06	726.85
76038730	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	4,678.39	13.99	22.00	1,029.25	-5.00	-9.09	1,020.16
86567388	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	2,241.41	20.99	22.00	493.11	-2.00	-2.61	490.50
86759504	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	1,055.52	17.50	22.00	232.21	-20.00	-10.26	221.95
86819147	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	975.24	20.99	22.00	214.55	-20.00	-11.37	203.18
86845499	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	540.05	18.25	22.00	118.81	8.00	2.19	121.00
86890887	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	1032.68	18.25	22.00	227.19	15.00	7.85	235.04
87056923	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	3,966.67	13.99	22.00	872.67	-9.00	-13.87	858.79
76848818	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	1066.21	18.25	22.00	234.57	5.00	2.70	237.27
87370068	8/1/2008	9/25/2008	Fund	Consumer Non Mortgage	270.34	20.49	22.00	59.47	-54.00	-8.31	51.17
87393797	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	595.3	18.25	22.00	130.97	4.00	1.21	132.17
87774489	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	502.3	20.49	22.00	110.51	4.00	1.14	111.65
88100743	8/1/2008	5/12/2011	Fund	Consumer Non Mortgage	265.69	9.99	22.00	58.45	-1,001.00	-73.80	-15.35
88523322	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	5,237.26	11.99	22.00	1,152.20	-26.00	-45.35	1,106.85
88611986	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	2,344.46	13.99	22.00	515.78	-11.00	-10.02	505.76
88614417	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	7,084.68	9.99	22.00	1,558.63	-14.00	-27.52	1,531.11
88728423	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	1,462.14	23.50	22.00	321.67	-25.00	-23.86	297.81
78168274	8/1/2008	6/26/2008	Fund	Consumer Non Mortgage	877.76	17.65	22.00	193.11	0.00	0.00	193.11
89344154	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	1,917.84	19.58	22.00	421.92	-29.00	-30.25	391.68
89768863	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	970.64	17.65	22.00	213.54	0.00	0.00	213.54
78604288	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	3802.2	18.99	22.00	836.48	21.00	42.12	878.60
78608111	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	108.24	17.65	22.00	23.81	-24.00	-1.27	22.54
78624177	8/1/2008	2/7/2009	Fund	Consumer Non Mortgage	4,546.85	11.99	22.00	1,000.31	-186.00	-281.67	718.64
90160347	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	541.04	13.99	22.00	119.03	-15.00	-3.15	115.87
90377515	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	692.46	18.25	22.00	152.34	-15.00	-5.27	147.08
90529680	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	1,882.10	11.99	22.00	414.06	-16.00	-10.03	404.03
90530434	8/1/2008	9/17/2008	Fund	Consumer Non Mortgage	2,309.39	7.99	22.00	508.07	-46.00	-23.58	484.49
90530979	8/1/2008	10/17/2008	Fund	Consumer Non Mortgage	1,564.50	13.99	22.00	344.19	-76.00	-46.21	297.98
79756240	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	647.87	18.25	22.00	142.53	-27.00	-8.87	133.66
92144081	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	558.61	20.49	22.00	122.89	-7.00	-2.23	120.67
93608436	8/1/2008	10/24/2008	Fund	Consumer Non Mortgage	1,931.61	9.99	22.00	424.95	-83.00	-44.49	380.46
93609941	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	7,128.16	9.99	22.00	1,568.20	-23.00	-45.50	1,522.70
93904862	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	1451.23	18.25	22.00	319.27	22.00	16.19	335.46
94058614	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	1,979.79	15.99	22.00	435.55	-24.00	-21.10	414.45
94227725	8/1/2008	11/10/2008	Fund	Consumer Non Mortgage	223.81	20.49	22.00	49.24	-99.00	-12.61	36.63
83005832	8/1/2008	9/14/2008	Fund	Consumer Non Mortgage	727.37	18.25	22.00	160.02	-43.00	-15.86	144.17
83261614	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	946.63	18.25	22.00	208.26	-11.00	-5.28	202.98
83345295	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	874.72	18.25	22.00	192.44	-13.00	-5.76	186.67
83394435	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	1004.38	18.25	22.00	220.96	17.00	8.66	229.62
98423967	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	1,888.51	19.57	22.00	415.47	-20.00	-20.53	394.94
83881675	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	377.56	18.25	22.00	83.06	-12.00	-2.30	80.77
99681373	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	7,092.23	9.99	22.00	1,560.29	-31.00	-61.01	1,499.28
99682560	8/1/2008	3/2/2011	Fund	Consumer Non Mortgage	1,135.24	9.99	22.00	249.75	-931.00	-293.29	-43.54
83982102	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	974.16	17.65	22.00	214.32	-13.00	-6.21	208.11
83989125	8/1/2008	10/15/2008	Fund	Consumer Non Mortgage	695.36	17.65	22.00	152.98	-74.00	-25.23	127.75
900013335	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	1,123.93	19.04	22.00	247.26	-9.00	-5.35	241.91
900016393	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	3,042.19	11.99	22.00	669.28	-23.00	-23.30	645.98
900016683	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	3,806.01	9.99	22.00	837.32	-13.00	-13.73	823.59

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900016695	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	35.32	20.99	22.00	7.77	20.00	0.41	8.18
84582323	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	757.75	20.49	22.00	166.71	-3.00	-1.29	165.41
84703082	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	437.61	20.49	22.00	96.27	-17.00	-4.23	92.04
900019844	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	1,106.53	24.99	22.00	243.44	-13.00	-9.99	233.45
900020074	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	7,546.57	9.99	22.00	1,660.25	-24.00	-50.26	1,609.99
900020220	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	1,448.81	15.99	22.00	318.74	-20.00	-12.87	305.87
900020230	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	2,532.13	9.99	22.00	557.07	-20.00	-14.05	543.02
900021384	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	2,725.64	15.99	22.00	599.64	-24.00	-29.06	570.59
84788392	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	537.88	18.25	22.00	118.33	13.00	3.54	121.88
84840205	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	356.46	18.25	22.00	78.42	-17.00	-3.07	75.35
84850661	8/1/2008	7/17/2008	Fund	Consumer Non Mortgage	541.2	17.65	22.00	119.06	14.00	3.71	122.78
900023819	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	4,354.98	9.99	22.00	958.10	-25.00	-30.21	927.88
85004517	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	2,219.44	9.99	22.00	488.28	-4.00	-2.46	485.81
85005075	8/1/2008	9/4/2008	Fund	Consumer Non Mortgage	8,917.33	8.99	22.00	1,961.81	-33.00	-73.49	1,888.33
900026492	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	7,940.27	15.99	22.00	1,746.86	-3.00	-10.58	1,736.28
900026696	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	2,647.18	9.99	22.00	582.38	-23.00	-16.90	565.48
900026790	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	2,841.75	15.00	22.00	625.19	-3.00	-3.55	621.63
900027455	8/1/2008	9/9/2008	Fund	Consumer Non Mortgage	7,551.34	9.99	22.00	1,661.29	-38.00	-79.63	1,581.67
900028230	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	3,830.73	22.49	22.00	842.76	-11.00	-26.33	816.43
85263091	8/1/2008	6/18/2008	Fund	Consumer Non Mortgage	650.43	18.25	22.00	143.09	0.00	0.00	143.09
85490750	8/1/2008	9/18/2008	Fund	Consumer Non Mortgage	169.44	17.65	22.00	37.28	-47.00	-3.90	33.37
85491935	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	441.20	17.65	22.00	97.06	-17.00	-3.68	93.39
900030755	8/1/2008	9/18/2009	Fund	Consumer Non Mortgage	4,834.06	8.99	22.00	1,063.49	-407.00	-491.32	572.17
900030958	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	5,739.50	11.99	22.00	1,262.69	-17.00	-32.50	1,230.19
85570330	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	433.00	20.49	22.00	95.26	-18.00	-4.44	90.82
85670161	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	327.81	18.25	22.00	72.12	0.00	0.00	72.12
85674711	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	419.26	18.25	22.00	92.24	-19.00	-4.04	88.20
86191113	8/1/2008	6/15/2008	Fund	Consumer Non Mortgage	1094.61	18.25	22.00	240.81	0.00	0.00	240.81
86658996	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	1006.59	19.99	22.00	221.45	11.00	6.15	227.60
86792927	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	866.30	18.25	22.00	190.59	-15.00	-6.59	184.00
900039803	8/1/2008	11/14/2009	Fund	Consumer Non Mortgage	144.90	20.99	22.00	31.88	-463.00	-39.12	-7.24
86842467	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	551.05	18.25	22.00	121.23	7.00	1.96	123.19
86858364	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	420.81	18.25	22.00	92.58	-23.00	-4.91	87.67
900040579	8/1/2008	6/29/2008	Fund	Consumer Non Mortgage	9999.35	9.99	22.00	2,199.86	0.00	0.00	2,199.86
86933962	8/1/2008	2/21/2009	Fund	Consumer Non Mortgage	423.55	15.00	22.00	93.18	-200.00	-35.30	57.89
900040843	8/1/2008	12/15/2008	Fund	Consumer Non Mortgage	555.26	18.25	22.00	122.16	-134.00	-37.72	84.44
900046491	8/1/2008	9/29/2009	Fund	Consumer Non Mortgage	344.04	15.00	22.00	75.69	-418.00	-59.92	15.77
900051192	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	1,087.03	18.25	22.00	239.15	-24.00	-13.23	225.92
88099747	8/1/2008	2/16/2009	Fund	Consumer Non Mortgage	2,541.45	13.99	22.00	559.12	-195.00	-192.59	366.53
88603151	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	546.09	18.25	22.00	120.14	-11.00	-3.05	117.09
900053309	8/1/2008	9/30/2008	Fund	Consumer Non Mortgage	1,609.22	20.28	22.00	354.03	-59.00	-53.48	300.55
900053418	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	1,081.85	18.25	22.00	238.01	-29.00	-15.90	222.10
900054184	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	1,191.53	18.25	22.00	262.14	-1.00	-0.60	261.53
89471069	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	521.87	18.25	22.00	114.81	1.00	0.26	115.08
89568825	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	507.52	18.25	22.00	111.65	1.00	0.26	111.91
900056369	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	1,183.75	20.28	22.00	260.43	-31.00	-20.67	239.75
89840357	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	758.00	20.49	22.00	166.76	-14.00	-6.04	160.72
900058164	8/1/2008	6/7/2009	Fund	Consumer Non Mortgage	15.80	18.25	22.00	3.48	-306.00	-2.45	1.03
900058293	8/1/2008	7/7/2008	Fund	Consumer Non Mortgage	1397.25	20.28	22.00	307.40	24.00	18.89	326.28
90160121	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	2,204.75	9.99	22.00	485.05	-16.00	-9.79	475.26
90160611	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	3,969.20	13.99	22.00	873.22	-15.00	-23.14	850.09
90160768	8/1/2008	11/16/2008	Fund	Consumer Non Mortgage	7,875.43	8.99	22.00	1,732.59	-105.00	-206.50	1,526.09
900058444	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	1,248.25	20.28	22.00	274.62	-6.00	-4.22	270.40
900060101	8/1/2008	9/8/2008	Fund	Consumer Non Mortgage	1,190.64	17.65	22.00	261.94	-37.00	-21.60	240.34

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
90529760	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	3,702.04	8.99	22.00	814.45	-16.00	-14.79	799.66
90530731	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	680.78	9.99	22.00	149.77	-16.00	-3.02	146.75
900061640	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	1,178.33	18.25	22.00	259.23	-8.00	-4.78	254.45
900062042	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	1,907.40	17.65	22.00	419.63	-11.00	-10.29	409.34
900062283	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	4,537.83	13.99	22.00	998.32	-12.00	-21.16	977.16
900062624	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	1,167.41	18.25	22.00	256.83	-11.00	-6.51	250.32
900062705	8/1/2008	9/12/2008	Fund	Consumer Non Mortgage	980.78	15.00	22.00	215.77	-41.00	-16.75	199.02
91270412	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	3,972.28	13.99	22.00	873.90	-23.00	-35.50	838.40
91323599	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	3886.3	22.50	22.00	854.99	29.00	70.44	925.43
900071927	8/1/2008	9/26/2008	Fund	Consumer Non Mortgage	1,030.13	18.25	22.00	226.63	-55.00	-28.72	197.91
900072603	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	136.09	19.01	22.00	29.94	10.00	0.72	30.66
900073232	8/1/2008	6/29/2008	Fund	Consumer Non Mortgage	2411.1	23.50	22.00	530.44	0.00	0.00	530.44
93535165	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	2,177.76	8.99	22.00	479.11	-23.00	-12.51	466.60
93535633	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	3,987.82	9.99	22.00	877.32	-23.00	-25.45	851.87
93607411	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	4,146.61	13.99	22.00	912.25	-5.00	-8.06	904.20
93610887	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	5,154.67	11.99	22.00	1,134.03	-23.00	-39.49	1,094.54
93682130	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	8,801.75	8.99	22.00	1,936.39	-24.00	-52.75	1,883.63
93683736	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	7,133.47	9.99	22.00	1,569.36	-24.00	-47.51	1,521.85
900076818	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	904.99	21.00	22.00	199.10	0.00	0.00	199.10
93977436	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	551.20	17.65	22.00	121.26	-8.00	-2.16	119.10
94581902	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	677.54	18.25	22.00	149.06	-9.00	-3.09	145.97
94591106	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	7281.58	9.99	22.00	1,601.95	5.00	10.10	1,612.05
94591491	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	7,154.25	9.99	22.00	1,573.94	-25.00	-49.63	1,524.30
94601154	8/1/2008	9/26/2008	Fund	Consumer Non Mortgage	3,280.55	8.99	22.00	721.72	-55.00	-45.06	676.66
94779293	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	929.8	18.25	22.00	204.56	15.00	7.07	211.63
94863105	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	2,535.89	8.99	22.00	557.90	-8.00	-5.07	552.83
95673025	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	661.2	17.65	22.00	145.46	17.00	5.51	150.97
900082225	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	809.42	17.49	22.00	178.07	15.00	5.90	183.97
95852956	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	7,127.59	9.99	22.00	1,568.07	-28.00	-55.38	1,512.69
900083091	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	685.98	18.16	22.00	150.92	-11.00	-3.81	147.11
900083104	8/1/2008	7/25/2009	Fund	Consumer Non Mortgage	67.72	21.00	22.00	14.90	-354.00	-13.98	0.91
96999707	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	514.45	18.25	22.00	113.18	-13.00	-3.39	109.79
900084618	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	1,332.11	17.50	22.00	293.06	-15.00	-9.71	283.35
98820284	8/1/2008	10/22/2008	Fund	Consumer Non Mortgage	1,286.27	17.50	22.00	282.98	-81.00	-50.65	232.33
900089322	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	3581.16	20.97	22.00	787.86	8.00	16.69	804.54
99630752	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	1,875.74	15.99	22.00	412.66	-31.00	-25.83	386.84
900089901	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	186.4	19.01	22.00	41.01	8.00	0.79	41.80
900090223	8/1/2008	6/23/2008	Fund	Consumer Non Mortgage	1623.75	20.28	22.00	357.23	0.00	0.00	357.23
900090738	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	213.22	16.77	22.00	46.91	8.00	0.79	47.70
900091513	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	1,407.12	17.65	22.00	309.57	-23.00	-15.87	293.70
900092327	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	183.12	19.01	22.00	40.29	6.00	0.58	40.87
900092422	8/1/2008	6/15/2008	Fund	Consumer Non Mortgage	4247.27	24.00	22.00	934.40	0.00	0.00	934.40
900092713	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	1,211.22	18.25	22.00	266.47	-25.00	-15.35	251.12
900093290	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	1675.7	20.99	22.00	368.65	4.00	3.91	372.56
900093418	8/1/2008	6/27/2008	Fund	Consumer Non Mortgage	1871.49	15.00	22.00	411.73	0.00	0.00	411.73
900017553	8/1/2008	3/19/2010	Fund	Consumer Non Mortgage	594.96	11.99	22.00	130.89	-588.00	-116.51	14.38
900094200	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	1535.25	20.28	22.00	337.76	1.00	0.86	338.62
900019335	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	3,381.57	9.99	22.00	743.95	-25.00	-23.46	720.49
900095552	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	1519.75	20.28	22.00	334.35	1.00	0.86	335.20
900095848	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	1520.91	20.28	22.00	334.60	1.00	0.86	335.46
900096189	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	1259.69	18.25	22.00	277.13	1.00	0.64	277.77
900096651	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	55.47	16.77	22.00	12.20	-31.00	-0.80	11.40
900096667	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	920.06	18.25	22.00	202.41	-31.00	-14.46	187.95
900096684	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	2,099.51	15.99	22.00	461.89	-7.00	-6.53	455.36

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900096721	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	1520.77	17.65	22.00	334.57	1.00	0.75	335.31
900096743	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	4,767.58	13.99	22.00	1,048.87	-14.00	-25.94	1,022.93
900096903	8/1/2008	9/7/2008	Fund	Consumer Non Mortgage	764.91	23.49	22.00	168.28	-36.00	-17.97	150.31
900097548	8/1/2008	1/14/2009	Fund	Consumer Non Mortgage	17.77	16.11	22.00	3.91	-163.00	-1.30	2.61
900024961	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	5632.12	11.99	22.00	1,239.07	13.00	24.39	1,263.45
900098277	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	7,720.38	7.99	22.00	1,698.48	-13.00	-22.28	1,676.21
900098458	8/1/2008	10/10/2009	Fund	Consumer Non Mortgage	3,513.75	11.99	22.00	773.03	-429.00	-502.05	270.98
900099512	8/1/2008	7/7/2008	Fund	Consumer Non Mortgage	2079.29	17.65	22.00	457.44	24.00	24.47	481.91
900026908	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	4,973.97	8.99	22.00	1,094.27	-9.00	-11.18	1,083.09
900099926	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	6,413.08	11.99	22.00	1,410.88	-13.00	-27.77	1,383.11
900100135	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	6,621.93	9.99	22.00	1,456.82	-21.00	-38.59	1,418.24
900100161	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	284.99	16.77	22.00	62.70	16.00	2.12	64.82
900100976	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	9,769.82	11.98	22.00	2,149.36	-14.00	-45.52	2,103.84
900101001	8/1/2008	11/14/2010	Fund	Consumer Non Mortgage	1,271.25	11.99	22.00	279.68	-823.00	-348.46	-68.78
900101767	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	7,719.17	7.99	22.00	1,698.22	-15.00	-25.70	1,672.52
900101798	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	6,604.57	9.99	22.00	1,453.01	-14.00	-25.66	1,427.35
900103171	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	195.74	22.66	22.00	43.06	-13.00	-1.60	41.46
900103336	8/1/2008	9/14/2008	Fund	Consumer Non Mortgage	73.47	16.77	22.00	16.16	-43.00	-1.47	14.69
900103968	8/1/2008	11/15/2008	Fund	Consumer Non Mortgage	978.60	18.25	22.00	215.29	-104.00	-51.59	163.70
900034166	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	2952.84	15.99	22.00	649.62	7.00	9.18	658.81
900034651	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	1,305.70	18.87	22.00	287.25	-8.00	-5.48	281.78
900104845	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	184.98	16.77	22.00	40.70	-15.00	-1.29	39.40
900105765	8/1/2008	11/21/2008	Fund	Consumer Non Mortgage	6,806.58	7.99	22.00	1,497.45	-110.00	-166.18	1,331.27
900106208	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	4,070.12	13.99	22.00	895.43	-20.00	-31.63	863.79
900037380	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	2,477.88	16.15	22.00	545.13	-13.00	-14.45	530.68
900106232	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	6732.7	9.99	22.00	1,481.19	10.00	18.68	1,499.88
900106903	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	5,483.62	13.99	22.00	1,206.40	-21.00	-44.75	1,161.65
900038022	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	2,681.34	21.00	22.00	589.89	-24.00	-37.54	552.36
900040276	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	5,734.75	11.99	22.00	1,261.65	-28.00	-53.48	1,208.17
900040465	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	1,746.68	22.49	22.00	384.27	-23.00	-25.10	359.17
900042308	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	2,475.38	19.46	22.00	544.58	-16.00	-21.41	523.17
900111243	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	1715.92	20.99	22.00	377.50	0.00	0.00	377.50
900042776	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	106.52	16.77	22.00	23.43	0.00	0.00	23.43
900043375	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	1165.84	18.25	22.00	256.48	1.00	0.59	257.08
900046517	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	6,194.16	17.99	22.00	1,362.72	-27.00	-83.57	1,279.14
900115334	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	3,287.03	20.99	22.00	723.15	-4.00	-7.67	715.48
900117843	8/1/2008	9/11/2008	Fund	Consumer Non Mortgage	670.15	19.99	22.00	147.43	-40.00	-14.88	132.55
900118018	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,351.36	19.99	22.00	297.30	-10.00	-7.50	289.80
900118561	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	3058.94	20.99	22.00	672.97	13.00	23.19	696.15
900120955	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	3924.72	20.99	22.00	863.44	15.00	34.32	897.76
900121230	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	1,394.75	19.99	22.00	306.85	-13.00	-10.07	296.78
900121299	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	1534.12	19.99	22.00	337.51	17.00	14.48	351.99
900121478	8/1/2008	9/14/2008	Fund	Consumer Non Mortgage	318.10	19.99	22.00	69.98	-43.00	-7.60	62.39
900121521	8/1/2008	9/14/2008	Fund	Consumer Non Mortgage	1,322.87	19.99	22.00	291.03	-43.00	-31.59	259.45
900121526	8/1/2008	2/13/2009	Fund	Consumer Non Mortgage	174.05	19.85	22.00	38.29	-192.00	-18.43	19.86
900121569	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,401.32	18.25	22.00	308.29	-12.00	-8.52	299.77
900121594	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,424.12	18.25	22.00	313.31	-12.00	-8.66	304.64
900121798	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	350.36	22.66	22.00	77.08	18.00	3.97	81.05
900053812	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	1,190.75	20.28	22.00	261.97	-31.00	-20.79	241.17
900054129	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	1,077.56	18.25	22.00	237.06	-29.00	-15.84	221.22
900122443	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	1513.38	21.00	22.00	332.94	9.00	7.95	340.89
900122615	8/1/2008	4/15/2009	Fund	Consumer Non Mortgage	13.34	19.99	22.00	2.93	-254.00	-1.88	1.05
900122664	8/1/2008	1/15/2009	Fund	Consumer Non Mortgage	32.80	19.99	22.00	7.22	-164.00	-2.99	4.23
900122789	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,385.14	19.99	22.00	304.73	-14.00	-10.77	293.96

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900123198	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,623.75	20.28	22.00	357.23	-14.00	-12.81	344.42
900056289	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	1,308.75	20.28	22.00	287.93	-1.00	-0.74	287.19
900056645	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	910.96	18.25	22.00	200.41	-5.00	-2.31	198.10
900056816	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	1,287.75	20.28	22.00	283.31	-5.00	-3.63	279.68
900056827	8/1/2008	7/7/2008	Fund	Consumer Non Mortgage	1324.24	18.25	22.00	291.33	24.00	16.11	307.44
900056893	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	1381.73	20.28	22.00	303.98	25.00	19.46	323.44
900057172	8/1/2008	7/23/2009	Fund	Consumer Non Mortgage	434.28	21.49	22.00	95.54	-352.00	-91.26	4.28
900124560	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	1536.18	18.25	22.00	337.96	16.00	12.46	350.42
900058182	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	1,299.00	20.28	22.00	285.78	-6.00	-4.39	281.39
900124992	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	5002.86	17.99	22.00	1,100.63	9.00	22.50	1,123.13
900125249	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	1,392.26	19.99	22.00	306.30	-18.00	-13.92	292.38
900060747	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	1,304.66	20.28	22.00	287.03	-8.00	-5.88	281.15
900127436	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	1,402.97	19.99	22.00	308.65	-20.00	-15.58	293.07
900127444	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	1520.39	19.99	22.00	334.49	10.00	8.44	342.93
900062054	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	1,506.94	17.65	22.00	331.53	-11.00	-8.13	323.40
900062072	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	1,164.99	18.25	22.00	256.30	-11.00	-6.50	249.80
900128038	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	1,405.42	19.99	22.00	309.19	-21.00	-16.39	292.80
900128084	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	1,390.96	19.99	22.00	306.01	-21.00	-16.22	289.79
900129041	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	3,382.78	22.49	22.00	744.21	-24.00	-50.73	693.49
900064236	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	2,859.80	17.50	22.00	629.16	-15.00	-20.85	608.30
900129972	8/1/2008	6/26/2008	Fund	Consumer Non Mortgage	2228.81	19.99	22.00	490.34	0.00	0.00	490.34
900130266	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	2,909.27	19.55	22.00	640.04	-27.00	-42.66	597.38
900130562	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	1,623.75	20.28	22.00	357.23	-25.00	-22.87	334.36
900130719	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	3,530.68	16.50	22.00	776.75	-27.00	-43.69	733.06
900067222	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	1,453.94	17.50	22.00	319.87	-27.00	-19.08	300.78
900132425	8/1/2008	10/28/2008	Fund	Consumer Non Mortgage	1,405.50	20.28	22.00	309.21	-87.00	-68.88	240.33
900132427	8/1/2008	10/29/2008	Fund	Consumer Non Mortgage	1,052.93	19.99	22.00	231.64	-88.00	-51.45	180.19
900133471	8/1/2008	5/11/2009	Fund	Consumer Non Mortgage	11.45	18.64	22.00	2.52	-280.00	-1.66	0.86
900133788	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	142.10	20.99	22.00	31.26	-2.00	-0.17	31.10
900134056	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	151.27	20.99	22.00	33.28	0.00	0.00	33.28
900134127	8/1/2008	10/2/2008	Fund	Consumer Non Mortgage	1,444.50	20.28	22.00	317.79	-61.00	-49.64	268.15
900134940	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	2032.84	15.00	22.00	447.22	28.00	23.72	470.94
900069566	8/1/2008	6/22/2008	Fund	Consumer Non Mortgage	1526.32	20.28	22.00	335.79	0.00	0.00	335.79
900069629	8/1/2008	12/22/2008	Fund	Consumer Non Mortgage	703.87	18.25	22.00	154.85	-141.00	-50.31	104.54
900069796	8/1/2008	2/23/2009	Fund	Consumer Non Mortgage	75.13	18.25	22.00	16.53	-202.00	-7.69	8.84
900136022	8/1/2008	10/4/2008	Fund	Consumer Non Mortgage	1,026.82	19.99	22.00	225.90	-63.00	-35.92	189.98
900136054	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	1625.36	18.25	22.00	357.58	28.00	23.07	380.65
900071674	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	1,506.70	17.65	22.00	331.47	-15.00	-11.08	320.39
900137075	8/1/2008	7/5/2008	Fund	Consumer Non Mortgage	1597.64	19.99	22.00	351.48	26.00	23.07	374.55
900072463	8/1/2008	9/27/2008	Fund	Consumer Non Mortgage	1,220.26	20.28	22.00	268.46	-56.00	-38.49	229.96
900073291	8/1/2008	9/29/2009	Fund	Consumer Non Mortgage	183.86	15.00	22.00	40.45	-418.00	-32.02	8.43
900073785	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	1,178.81	18.25	22.00	259.34	-28.00	-16.73	242.61
900139075	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	884.31	16.77	22.00	194.55	-4.00	-1.65	192.90
900139271	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	1,404.17	19.99	22.00	308.92	-8.00	-6.24	302.68
900078351	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	3,348.32	17.99	22.00	736.63	-11.00	-18.41	718.22
900078984	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	1724.48	20.98	22.00	379.39	25.00	25.12	404.51
900141714	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	4,190.47	19.90	22.00	921.90	-11.00	-25.48	896.42
900079534	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	1912.04	19.30	22.00	420.65	1.00	1.03	421.67
900080807	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	1660.53	8.75	22.00	365.32	21.00	8.48	373.79
900142345	8/1/2008	7/12/2008	Fund	Consumer Non Mortgage	1619.51	18.25	22.00	356.29	19.00	15.60	371.89
900081214	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	2646.74	18.88	22.00	582.28	0.00	0.00	582.28
900143105	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	2607.26	21.00	22.00	573.60	1.00	1.52	575.12
900146181	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	3,048.83	20.99	22.00	670.74	-5.00	-8.89	661.85
900087854	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	105.26	16.77	22.00	23.16	-19.00	-0.93	22.23

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900088394	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	134.51	18.25	22.00	29.59	-23.00	-1.57	28.02
900088697	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	1,407.25	20.28	22.00	309.60	-22.00	-17.44	292.16
900089464	8/1/2008	6/10/2008	Fund	Consumer Non Mortgage	4978.64	24.99	22.00	1,095.30	0.00	0.00	1,095.30
900089660	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	1,407.12	17.65	22.00	309.57	-19.00	-13.11	296.46
900089711	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	1629.01	17.65	22.00	358.38	0.00	0.00	358.38
900148124	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	1628.9	18.25	22.00	358.36	13.00	10.73	369.09
900090714	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	1,401.25	20.28	22.00	308.28	-23.00	-18.15	290.12
900148411	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	2932.68	20.99	22.00	645.19	28.00	47.88	693.07
900090979	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	1515.36	17.65	22.00	333.38	7.00	5.20	338.58
900090981	8/1/2008	6/24/2008	Fund	Consumer Non Mortgage	1629.01	17.65	22.00	358.38	0.00	0.00	358.38
900091228	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	195.74	22.66	22.00	43.06	7.00	0.86	43.93
900149452	8/1/2008	7/7/2008	Fund	Consumer Non Mortgage	1086.54	17.50	22.00	239.04	24.00	12.68	251.72
900091867	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	1,246.71	18.25	22.00	274.28	-23.00	-14.54	259.74
900092628	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	1369.94	18.25	22.00	301.39	5.00	3.47	304.86
900150744	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	635.37	17.50	22.00	139.78	8.00	2.47	142.25
900093123	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	1,355.50	20.28	22.00	298.21	-25.00	-19.09	279.12
900094161	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	6,552.41	11.99	22.00	1,441.53	-1.00	-2.18	1,439.35
900094682	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	6,201.31	9.99	22.00	1,364.29	-8.00	-13.77	1,350.52
900094837	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	13,232.15	7.99	22.00	2,911.07	-7.00	-20.56	2,890.52
900153220	8/1/2008	6/29/2008	Fund	Consumer Non Mortgage	1472.34	18.81	22.00	323.91	0.00	0.00	323.91
900096081	8/1/2008	10/1/2008	Fund	Consumer Non Mortgage	2,460.70	19.50	22.00	541.35	-60.00	-79.97	461.38
900096675	8/1/2008	6/15/2008	Fund	Consumer Non Mortgage	2893.1	15.99	22.00	636.48	0.00	0.00	636.48
900096697	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	3,197.70	15.98	22.00	703.49	-8.00	-11.36	692.14
900154415	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	498.98	22.66	22.00	109.78	2.00	0.63	110.40
900154457	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	1,742.25	20.28	22.00	383.30	-28.00	-27.48	355.82
900097159	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	2,008.51	19.15	22.00	441.87	-6.00	-6.41	435.46
900154684	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	351.75	16.77	22.00	77.39	-29.00	-4.75	72.63
900098409	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	7,716.68	7.99	22.00	1,697.67	-9.00	-15.41	1,682.26
900099171	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	4372.71	17.49	22.00	962.00	23.00	48.87	1,010.86
900099185	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	1285.9	21.00	22.00	282.90	23.00	17.25	300.15
900099717	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	2,557.52	17.49	22.00	562.65	-20.00	-24.85	537.80
900100439	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	1410.59	18.25	22.00	310.33	22.00	15.73	326.06
900156544	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	1,506.81	18.25	22.00	331.50	-29.00	-22.15	309.35
900101005	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	4,471.44	23.49	22.00	983.72	-9.00	-26.26	957.46
900101293	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	1,326.56	18.25	22.00	291.84	-9.00	-6.05	285.79
900101360	8/1/2008	1/9/2009	Fund	Consumer Non Mortgage	2,409.70	15.00	22.00	530.13	-158.00	-158.64	371.50
900101754	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	6,935.00	11.99	22.00	1,525.70	-15.00	-34.65	1,491.05
900102238	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	208.8	14.49	22.00	45.94	18.00	1.51	47.45
900157924	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	1932.36	20.99	22.00	425.12	29.00	32.67	457.79
900102880	8/1/2008	7/17/2008	Fund	Consumer Non Mortgage	3612.49	15.99	22.00	794.75	14.00	22.46	817.21
900102911	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	7,448.77	7.99	22.00	1,638.73	-15.00	-24.80	1,613.93
900102985	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	2,738.77	17.98	22.00	602.53	-20.00	-27.36	575.17
900103037	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	1623.76	20.28	22.00	357.23	18.00	16.46	373.69
900103044	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	7,661.58	7.99	22.00	1,685.55	-26.00	-44.21	1,641.34
900103497	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	6,611.26	9.99	22.00	1,454.48	-21.00	-38.53	1,415.95
900159526	8/1/2008	9/3/2008	Fund	Consumer Non Mortgage	1,526.74	18.25	22.00	335.88	-32.00	-24.77	311.12
900104311	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	6,588,32	9.99	22.00	1,449.43	-19.00	-34.74	1,414.69
900104313	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	4,657.57	11.99	22.00	1,024.67	-20.00	-31.02	993.64
900104340	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	8,554.39	9.99	22.00	1,881.97	-20.00	-47.48	1,834.49
900105008	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	1510.68	24.00	22.00	332.35	1.00	1.01	333.36
900160912	8/1/2008	2/16/2010	Fund	Consumer Non Mortgage	527.91	19.81	22.00	116.14	-555.00	-161.23	-45.09
900105745	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	6,402.38	9.99	22.00	1,408.52	-21.00	-37.31	1,371.21
900107039	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	1,308.83	18.50	22.00	287.94	-27.00	-18.16	269.78
900162259	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	1,615.32	18.25	22.00	355.37	-6.00	-4.91	350.46

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900162338	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	2,308.20	18.25	22.00	507.80	-6.00	-7.02	500.78
900164580	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	407.01	16.28	22.00	89.54	-8.00	-1.47	88.07
900109882	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	178.00	17.50	22.00	39.16	-27.00	-2.34	36.82
900110573	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	5,795.24	9.99	22.00	1,274.95	-29.00	-46.64	1,228.32
900111522	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	1,597.58	17.50	22.00	351.47	-29.00	-22.52	328.95
900111793	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	6,606.18	11.99	22.00	1,453.36	-29.00	-63.81	1,389.55
900112762	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	2,276.82	22.99	22.00	500.90	-3.00	-4.36	496.54
900112993	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	4,135.00	17.50	22.00	909.70	-8.00	-16.08	893.62
900114588	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	1811.51	17.99	22.00	398.53	23.00	20.82	419.35
900114860	8/1/2008	6/14/2008	Fund	Consumer Non Mortgage	2328.8	22.99	22.00	512.34	0.00	0.00	512.34
900168109	8/1/2008	8/16/2009	Fund	Consumer Non Mortgage	241.88	18.38	22.00	53.21	-375.00	-46.31	6.90
900114996	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	2,403.30	23.99	22.00	528.73	-11.00	-17.62	511.11
900169092	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	2,148.61	15.98	22.00	472.69	-15.00	-14.31	458.39
900169167	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	2,209.32	23.49	22.00	486.05	-22.00	-31.72	454.33
900169183	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	1,591.75	18.25	22.00	350.19	-15.00	-12.10	338.08
900169803	8/1/2008	2/17/2009	Fund	Consumer Non Mortgage	2,680.07	12.99	22.00	589.62	-196.00	-189.49	400.13
900117800	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,434.69	19.99	22.00	315.63	-10.00	-7.97	307.67
900117922	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,276.44	19.99	22.00	280.82	-10.00	-7.09	273.73
900118004	8/1/2008	9/11/2008	Fund	Consumer Non Mortgage	1,447.25	15.00	22.00	318.40	-40.00	-24.12	294.27
900118023	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,436.69	19.99	22.00	316.07	-10.00	-7.98	308.09
900170696	8/1/2008	9/20/2008	Fund	Consumer Non Mortgage	165.78	17.94	22.00	36.47	-49.00	-4.05	32.42
900170713	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	554.59	16.77	22.00	122.01	11.00	2.84	124.85
900119841	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,386.41	19.99	22.00	305.01	-12.00	-9.24	295.77
900120069	8/1/2008	9/13/2008	Fund	Consumer Non Mortgage	1,307.46	19.99	22.00	287.64	-42.00	-30.49	257.15
900172228	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	3,923.26	12.99	22.00	863.12	-21.00	-29.72	833.40
900172343	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	454.72	16.77	22.00	100.04	-21.00	-4.45	95.59
900172896	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	3,899.85	12.99	22.00	857.97	-22.00	-30.95	827.02
900121619	8/1/2008	6/29/2009	Fund	Consumer Non Mortgage	44.04	19.99	22.00	9.69	-328.00	-8.02	1.67
900121741	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	3275.16	23.49	22.00	720.54	16.00	34.20	754.73
900122575	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	1,623.75	20.28	22.00	357.23	-13.00	-11.89	345.33
900124402	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	2,266.71	18.25	22.00	498.68	-14.00	-16.09	482.59
900124501	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	1733.76	20.99	22.00	381.43	13.00	13.14	394.57
900124644	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	315.97	22.66	22.00	69.51	-17.00	-3.38	66.13
900124729	8/1/2008	2/19/2009	Fund	Consumer Non Mortgage	647.14	18.81	22.00	142.37	-198.00	-66.95	75.42
900124848	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	344.70	24.00	22.00	75.83	-17.00	-3.91	71.93
900125299	8/1/2008	10/19/2008	Fund	Consumer Non Mortgage	1,120.00	19.99	22.00	246.40	-78.00	-48.51	197.89
900125396	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	791.68	19.99	22.00	174.17	-18.00	-7.91	166.26
900180384	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	4,059.71	12.99	22.00	893.14	-9.00	-13.18	879.96
900180483	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	6,740.01	9.99	22.00	1,482.80	-11.00	-20.57	1,462.23
900126065	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	3191.66	20.99	22.00	702.17	11.00	20.47	722.64
900181617	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	2,231.80	18.50	22.00	491.00	-3.00	-3.44	487.56
900182174	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	8,606.54	9.99	22.00	1,893.44	-12.00	-28.66	1,864.78
900127418	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	1,392.53	19.99	22.00	306.36	-20.00	-15.46	290.89
900182852	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	4,192.66	19.50	22.00	922.39	-27.00	-61.32	861.07
900127998	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	461.24	21.50	22.00	101.47	3.00	0.83	102.30
900184016	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	8,308.59	8.99	22.00	1,827.89	-18.00	-37.35	1,790.54
900184998	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	3,028.19	13.99	22.00	666.20	-19.00	-22.36	643.84
900129925	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	1488.16	19.99	22.00	327.40	5.00	4.13	331.53
900130280	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	1149.53	19.99	22.00	252.90	5.00	3.19	256.09
900130300	8/1/2008	2/25/2009	Fund	Consumer Non Mortgage	48.61	18.25	22.00	10.69	-204.00	-5.03	5.67
900130939	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	5196.61	24.99	22.00	1,143.25	29.00	104.61	1,247.87
900187188	8/1/2008	1/26/2009	Fund	Consumer Non Mortgage	8,831.26	7.99	22.00	1,942.88	-175.00	-343.01	1,599.87
900187210	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	4,940.04	13.99	22.00	1,086.81	-26.00	-49.91	1,036.90
900131550	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	333.26	22.66	22.00	73.32	3.00	0.63	73.95

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900132436	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	1,368.60	19.99	22.00	301.09	-28.00	-21.28	279.81
900134198	8/1/2008	10/31/2008	Fund	Consumer Non Mortgage	1,151.99	18.25	22.00	253.44	-89.00	-51.98	201.46
900193994	8/1/2008	9/16/2008	Fund	Consumer Non Mortgage	7,477.73	9.97	22.00	1,645.10	-45.00	-93.19	1,551.91
900138206	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	560.06	29.99	22.00	123.21	-7.00	-3.27	119.95
900199555	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	2,274.21	13.96	22.00	500.33	-26.00	-22.93	477.40
900142600	8/1/2008	6/12/2009	Fund	Consumer Non Mortgage	2,494.30	20.99	22.00	548.75	-311.00	-452.29	96.45
900204059	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	1905.16	24.99	22.00	419.14	5.00	6.61	425.75
900205681	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	1,719.67	20.42	22.00	378.33	-25.00	-24.38	353.94
900206323	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	2169.32	20.28	22.00	477.25	5.00	6.11	483.36
900145748	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	2300.25	20.28	22.00	506.06	1.00	1.30	507.35
900206884	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	2,165.00	20.28	22.00	476.30	-1.00	-1.22	475.08
900208998	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	2,055.76	17.65	22.00	452.27	-29.00	-29.23	423.04
900147808	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	1532.48	18.25	22.00	337.15	20.00	15.54	352.68
900147923	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	5006.72	18.99	22.00	1,101.48	29.00	76.59	1,178.07
900210070	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	3616.61	23.99	22.00	795.65	22.00	53.02	848.68
900148520	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	3,529.93	20.99	22.00	776.58	-2.00	-4.12	772.47
900149104	8/1/2008	3/1/2010	Fund	Consumer Non Mortgage	92.42	13.99	22.00	20.33	-570.00	-20.47	-0.14
900149937	8/1/2008	6/10/2008	Fund	Consumer Non Mortgage	2029.25	20.99	22.00	446.44	0.00	0.00	446.44
900150053	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	2,448.00	29.99	22.00	538.56	-6.00	-12.24	526.32
900212521	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	2957.72	19.99	22.00	650.70	6.00	9.85	660.55
900151355	8/1/2008	4/14/2009	Fund	Consumer Non Mortgage	2,326.36	19.80	22.00	511.80	-253.00	-323.71	188.09
900153111	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	1,519.95	18.25	22.00	334.39	-25.00	-19.26	315.13
900153194	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	526.37	20.99	22.00	115.80	18.00	5.52	121.33
900217814	8/1/2008	6/28/2008	Fund	Consumer Non Mortgage	3670.48	19.99	22.00	807.51	0.00	0.00	807.51
900218338	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	2923.13	19.99	22.00	643.09	3.00	4.87	647.96
900156574	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	1,460.80	18.25	22.00	321.38	-29.00	-21.48	299.90
900221003	8/1/2008	6/15/2008	Fund	Consumer Non Mortgage	2957.52	17.65	22.00	650.65	0.00	0.00	650.65
900221539	8/1/2008	7/17/2008	Fund	Consumer Non Mortgage	2273.04	17.65	22.00	500.07	14.00	15.60	515.67
900222125	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	3789.24	22.49	22.00	833.63	10.00	23.68	857.31
900223008	8/1/2008	7/19/2008	Fund	Consumer Non Mortgage	2088.07	19.99	22.00	459.38	12.00	13.91	473.29
900158473	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	480.83	22.66	22.00	105.78	-1.00	-0.30	105.48
900159226	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	619.64	24.99	22.00	136.32	-5.00	-2.15	134.17
900224235	8/1/2008	6/7/2008	Fund	Consumer Non Mortgage	1935.2	18.25	22.00	425.74	0.00	0.00	425.74
900160733	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	1735.31	18.25	22.00	381.77	28.00	24.63	406.40
900162175	8/1/2008	6/23/2008	Fund	Consumer Non Mortgage	12.42	22.50	22.00	2.73	0.00	0.00	2.73
900162327	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	1,602.36	18.25	22.00	352.52	-6.00	-4.87	347.65
900162485	8/1/2008	4/2/2009	Fund	Consumer Non Mortgage	398.87	18.25	22.00	87.75	-241.00	-48.73	39.02
900228525	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	3112.19	18.99	22.00	684.68	23.00	37.76	722.44
900162892	8/1/2008	9/10/2008	Fund	Consumer Non Mortgage	2,878.97	19.60	22.00	633.37	-39.00	-60.82	572.56
900164671	8/1/2008	11/20/2008	Fund	Consumer Non Mortgage	434.17	19.08	22.00	95.52	-109.00	-25.08	70.44
900164898	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	3903.93	19.80	22.00	858.86	15.00	32.21	891.07
900165577	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	1732.57	18.25	22.00	381.17	21.00	18.44	399.61
900234775	8/1/2008	9/15/2008	Fund	Consumer Non Mortgage	116.11	19.99	22.00	25.54	-44.00	-2.84	22.71
900166843	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	1,532.10	18.25	22.00	337.06	-9.00	-6.99	330.07
900167216	8/1/2008	6/26/2008	Fund	Consumer Non Mortgage	1634.55	15.00	22.00	359.60	0.00	0.00	359.60
900167386	8/1/2008	10/13/2008	Fund	Consumer Non Mortgage	226.90	16.77	22.00	49.92	-72.00	-7.61	42.31
900167617	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	1,840.25	20.28	22.00	404.86	-13.00	-13.48	391.38
900167913	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	1,608.59	18.25	22.00	353.89	-13.00	-10.60	343.29
900169303	8/1/2008	6/17/2008	Fund	Consumer Non Mortgage	1145.8	24.00	22.00	252.08	0.00	0.00	252.08
900169800	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	1,840.25	20.28	22.00	404.86	-15.00	-15.55	389.31
900169852	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	1,840.25	20.28	22.00	404.86	-16.00	-16.59	388.27
900170004	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	1,914.61	20.99	22.00	421.21	-20.00	-22.33	398.89
900171606	8/1/2008	9/21/2008	Fund	Consumer Non Mortgage	3,257.75	13.98	22.00	716.71	-50.00	-63.27	653.43
900171621	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	1344.03	20.99	22.00	295.69	10.00	7.84	303.52

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900242509	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	4,740.24	7.99	22.00	1,042.85	-28.00	-29.46	1,013.39
900242765	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	1,380.00	24.00	22.00	303.60	-24.00	-22.08	281.52
900173247	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	5649.21	18.99	22.00	1,242.83	8.00	23.84	1,266.67
900173805	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	3,199.14	20.99	22.00	703.81	-20.00	-37.31	666.51
900174105	8/1/2008	8/11/2009	Fund	Consumer Non Mortgage	981.60	19.57	22.00	215.95	-370.00	-197.44	18.52
900174181	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	6240.49	18.99	22.00	1,372.91	0.00	0.00	1,372.91
900245626	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	2,251.52	17.65	22.00	495.33	-21.00	-23.18	472.15
900245773	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	2381.5	20.28	22.00	523.93	10.00	13.42	537.35
900245865	8/1/2008	3/21/2009	Fund	Consumer Non Mortgage	1,432.00	20.28	22.00	315.04	-230.00	-185.53	129.51
900246623	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	2548.16	15.00	22.00	560.60	27.00	28.67	589.26
900246761	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	2,278.45	17.65	22.00	501.26	-21.00	-23.46	477.80
900176868	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	3245.99	19.58	22.00	714.12	25.00	44.14	758.25
900247140	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	5,479.18	27.99	22.00	1,205.42	-31.00	-132.06	1,073.36
900248660	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	2381.5	20.28	22.00	523.93	4.00	5.37	529.30
900180372	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	1,815.85	16.99	22.00	399.49	-9.00	-7.71	391.78
900180812	8/1/2008	4/14/2010	Fund	Consumer Non Mortgage	1,747.15	8.99	22.00	384.37	-613.00	-267.45	116.92
900250078	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	1,305.27	17.49	22.00	287.16	-27.00	-17.12	270.03
900182186	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	6,700.58	9.98	22.00	1,474.13	-24.00	-44.58	1,429.55
900251215	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	2381.28	17.65	22.00	523.88	3.00	3.50	527.38
900184654	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	6,671.02	9.99	22.00	1,467.62	-19.00	-35.17	1,432.45
900253917	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	2,384.25	20.28	22.00	524.54	-2.00	-2.69	521.85
900187556	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	3,823.78	21.49	22.00	841.23	-17.00	-38.81	802.42
900256604	8/1/2008	11/18/2008	Fund	Consumer Non Mortgage	4,436.81	13.99	22.00	976.10	-107.00	-184.49	791.61
900257341	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	2,561.89	19.89	22.00	563.62	-19.00	-26.89	536.72
900189737	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	1540.16	23.99	22.00	338.84	16.00	16.42	355.26
900261351	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	3,844.77	19.99	22.00	845.85	-19.00	-40.56	805.29
900194890	8/1/2008	6/9/2008	Fund	Consumer Non Mortgage	1705.23	24.99	22.00	375.15	0.00	0.00	375.15
900196531	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	2057.72	22.50	22.00	452.70	0.00	0.00	452.70
900197120	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	3052.58	19.99	22.00	671.57	4.00	6.78	678.35
900263719	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	994.34	16.75	22.00	218.75	1.00	0.46	219.22
900201801	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	2987.09	20.99	22.00	657.16	21.00	36.57	693.73
900202240	8/1/2008	6/25/2008	Fund	Consumer Non Mortgage	2897.46	19.99	22.00	637.44	0.00	0.00	637.44
900203509	8/1/2008	10/22/2008	Fund	Consumer Non Mortgage	5,067.58	9.99	22.00	1,114.87	-81.00	-113.91	1,000.96
900203622	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	4205.5	17.49	22.00	925.21	6.00	12.26	937.47
900204431	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	3948.09	15.98	22.00	868.58	10.00	17.53	886.10
900267176	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	636.92	22.50	22.00	140.12	-2.00	-0.80	139.33
900205419	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	2161.16	17.65	22.00	475.46	7.00	7.42	482.87
900205420	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	2,052.92	17.65	22.00	451.64	-26.00	-26.17	425.47
900268207	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	2489.52	17.65	22.00	547.69	11.00	13.43	561.12
900268545	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	967.03	22.99	22.00	212.75	8.00	4.94	217.69
900207137	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	2161.16	17.65	22.00	475.46	5.00	5.30	480.75
900269701	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	2489.75	20.28	22.00	547.75	8.00	11.22	558.96
900270305	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	7781.55	23.99	22.00	1,711.94	4.00	20.74	1,732.68
900207636	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	1,086.74	19.99	22.00	239.08	-27.00	-16.29	222.79
900207692	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	2,155.25	20.28	22.00	474.16	-1.00	-1.21	472.94
900271000	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	1711.52	18.99	22.00	376.53	1.00	0.90	377.44
900271104	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	7,708.70	9.99	22.00	1,695.91	-15.00	-32.09	1,663.83
900208273	8/1/2008	6/30/2009	Fund	Consumer Non Mortgage	12.08	20.45	22.00	2.66	-329.00	-2.26	0.40
900271661	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	891.61	19.99	22.00	196.15	4.00	1.98	198.13
900211638	8/1/2008	7/1/2008	Fund	Consumer Non Mortgage	2919.04	17.65	22.00	642.19	30.00	42.93	685.12
900212981	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	4,095.81	13.73	22.00	901.08	-10.00	-15.62	885.46
900279056	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	1,101.65	22.50	22.00	242.36	-9.00	-6.20	236.17
900217585	8/1/2008	12/8/2008	Fund	Consumer Non Mortgage	1,695.52	17.65	22.00	373.01	-127.00	-105.57	267.44
900280744	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	5958.72	24.00	22.00	1,310.92	21.00	83.42	1,394.34

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900218984	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	2,164.80	17.65	22.00	476.26	-13.00	-13.80	462.46
900282962	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	15,470.52	9.99	22.00	3,403.51	-23.00	-98.74	3,304.77
900220981	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	2,164.80	17.65	22.00	476.26	-14.00	-14.86	461.40
900221960	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	6273.32	19.99	22.00	1,380.13	0.00	0.00	1,380.13
900225655	8/1/2008	10/28/2009	Fund	Consumer Non Mortgage	1,567.26	15.99	22.00	344.80	-447.00	-311.17	33.63
900232891	8/1/2008	9/6/2008	Fund	Consumer Non Mortgage	6,111.94	9.99	22.00	1,344.63	-35.00	-59.36	1,285.26
900234765	8/1/2008	9/7/2008	Fund	Consumer Non Mortgage	1,059.92	23.50	22.00	233.18	-36.00	-24.90	208.28
900291983	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	2,489.75	20.28	22.00	547.75	-26.00	-36.46	511.28
900292482	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	492.34	24.00	22.00	108.31	2.00	0.66	108.97
900292707	8/1/2008	2/27/2010	Fund	Consumer Non Mortgage	484.13	17.65	22.00	106.51	-566.00	-134.34	-27.84
900293012	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	1,076.57	22.66	22.00	236.85	-27.00	-18.29	218.55
900294961	8/1/2008	6/30/2008	Fund	Consumer Non Mortgage	2706.25	20.28	22.00	595.38	0.00	0.00	595.38
900241775	8/1/2008	6/29/2008	Fund	Consumer Non Mortgage	2588.78	19.99	22.00	569.53	0.00	0.00	569.53
900295601	8/1/2008	3/30/2009	Fund	Consumer Non Mortgage	342.40	19.01	22.00	75.33	-239.00	-43.21	32.12
900242874	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	3652.22	19.99	22.00	803.49	18.00	36.50	839.99
900244270	8/1/2008	10/20/2008	Fund	Consumer Non Mortgage	669.53	22.66	22.00	147.30	-79.00	-33.29	114.01
900245193	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	2,215.57	19.99	22.00	487.43	-18.00	-22.14	465.28
900245547	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	1048.65	19.99	22.00	230.70	2.00	1.16	231.87
900245923	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	2381.28	17.65	22.00	523.88	10.00	11.67	535.56
900246213	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	2.271.28	17.65	22.00	499.68	-21.00	-23.38	476.30
900300415	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	5,353.77	15.99	22.00	1,177.83	-24.00	-57.07	1,120.76
900300425	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	5,658.97	13.99	22.00	1,244.97	-21.00	-46.18	1,198.79
900302337	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	4067.16	23.99	22.00	894.78	18.00	48.79	943.56
900249369	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	967.6	19.01	22.00	212.87	5.00	2.55	215.43
900249543	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	832.4	24.99	22.00	183.13	3.00	1.73	184.86
900249636	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	10,973.37	19.99	22.00	2,414.14	-19.00	-115.77	2,298.37
900306105	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	1,179.49	22.66	22.00	259.49	-17.00	-12.62	246.87
900306948	8/1/2008	7/19/2008	Fund	Consumer Non Mortgage	2706.25	20.28	22.00	595.38	12.00	18.29	613.67
900252606	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	2381.28	17.65	22.00	523.88	1.00	1.17	525.05
900253625	8/1/2008	1/2/2010	Fund	Consumer Non Mortgage	534.50	20.28	22.00	117.59	-511.00	-153.86	-36.27
900310075	8/1/2008	6/10/2010	Fund	Consumer Non Mortgage	3,941.02	9.99	22.00	867.02	-669.00	-731.64	135.38
900255388	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	6265.97	19.99	22.00	1,378.51	15.00	52.19	1,430.70
900257398	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	4201.81	19.99	22.00	924.40	0.00	0.00	924.40
900257790	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	2,367.20	17.65	22.00	520.78	-15.00	-17.41	503.38
900259265	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	3,869.26	13.99	22.00	851.24	-22.00	-33.08	818.16
900261374	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	4822	23.50	22.00	1,060.84	29.00	91.27	1,152.11
900266580	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	2,381.50	20.28	22.00	523.93	-17.00	-22.81	501.12
900268415	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	2606.25	20.28	22.00	573.38	0.00	0.00	573.38
900270050	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	2,509.60	17.49	22.00	552.11	-26.00	-31.70	520.41
900270250	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	9785.57	12.74	22.00	2,152.83	11.00	38.09	2,190.92
900270364	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	2,489.24	20.28	22.00	547.63	-6.00	-8.41	539.22
900278831	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	2,169.75	19.99	22.00	477.35	-16.00	-19.28	458.07
900283466	8/1/2008	6/15/2008	Fund	Consumer Non Mortgage	1267.56	19.01	22.00	278.86	0.00	0.00	278.86
900283514	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	7,683.70	9.99	22.00	1,690.41	-22.00	-46.91	1,643.51
900283918	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	3,317.20	22.28	22.00	729.78	-16.00	-32.85	696.94
900285933	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	5514.48	23.99	22.00	1,213.19	10.00	36.75	1,249.93
900286177	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	8614.91	9.99	22.00	1,895.28	1.00	2.39	1,897.67
900288129	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	2598	20.28	22.00	571.56	8.00	11.71	583.27
900289134	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	1,076.57	22.66	22.00	236.85	-22.00	-14.91	221.94
900289251	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	2,489.75	20.28	22.00	547.75	-22.00	-30.85	516.89
900346071	8/1/2008	6/28/2008	Fund	Consumer Non Mortgage	2768.83	29.99	22.00	609.14	0.00	0.00	609.14
900347141	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	7,248.56	11.99	22.00	1,594.68	-4.00	-9.66	1,585.03
900348436	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	3610.97	26.00	22.00	794.41	13.00	33.90	828.32
900290966	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	4,163.83	19.93	22.00	916.04	-7.00	-16.14	899.91

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900291363	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	1,035.70	19.01	22.00	227.85	-23.00	-12.58	215.28
900350452	8/1/2008	2/17/2009	Fund	Consumer Non Mortgage	1,918.00	13.99	22.00	421.96	-196.00	-146.09	275.87
900291836	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	2,489.75	20.28	22.00	547.75	-26.00	-36.46	511.28
900292077	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	2,489.75	20.28	22.00	547.75	-26.00	-36.46	511.28
900292731	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	1161.12	19.01	22.00	255.45	4.00	2.45	257.90
900295381	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	4,839.84	17.49	22.00	1,064.76	-3.00	-7.06	1,057.71
900297047	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	2696.25	20.28	22.00	593.18	27.00	41.01	634.18
900297748	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	2,598.00	20.28	22.00	571.56	-5.00	-7.32	564.24
900299480	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	4,159.52	18.99	22.00	915.09	-11.00	-24.14	890.96
900301180	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	2,588.84	17.65	22.00	569.54	-10.00	-12.69	556.85
900301673	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	3787.25	23.99	22.00	833.20	17.00	42.90	876.10
900303823	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	2,596.00	17.65	22.00	571.12	-13.00	-16.55	554.57
900303838	8/1/2008	10/21/2009	Fund	Consumer Non Mortgage	1,732.60	23.49	22.00	381.17	-440.00	-497.45	-116.28
900306141	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	2,598.00	20.28	22.00	571.56	-17.00	-24.88	546.68
900306957	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	2,598.25	20.28	22.00	571.62	-18.00	-26.34	545.27
900310226	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	1,238.66	18.25	22.00	272.51	-25.00	-15.70	256.81
900372638	8/1/2008	1/26/2009	Fund	Consumer Non Mortgage	4,212.54	23.99	22.00	926.76	-175.00	-491.26	435.50
900329210	8/1/2008	9/9/2008	Fund	Consumer Non Mortgage	5,091.73	7.99	22.00	1,120.18	-38.00	-42.94	1,077.24
900330247	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	9,848.69	13.99	22.00	2,166.71	-19.00	-72.72	2,093.99
900384241	8/1/2008	2/2/2009	Fund	Consumer Non Mortgage	1,305.00	19.99	22.00	287.10	-181.00	-131.16	155.94
900387122	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	2,370.76	20.96	22.00	521.57	-28.00	-38.65	482.92
900341410	8/1/2008	7/19/2008	Fund	Consumer Non Mortgage	2022.48	23.99	22.00	444.95	12.00	16.17	461.12
900393159	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	1,858.42	20.99	22.00	408.85	-7.00	-7.58	401.27
900394028	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	2587.3	15.00	22.00	569.21	22.00	23.72	592.92
900397545	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	6,720.85	23.99	22.00	1,478.59	-15.00	-67.18	1,411.41
900401257	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	3466.44	26.99	22.00	762.62	10.00	25.99	788.61
900404624	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	13,252.24	9.99	22.00	2,915.49	-11.00	-40.45	2,875.04
900409432	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	4766.61	23.99	22.00	1,048.65	10.00	31.76	1,080.42
900416509	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	8,042.06	19.99	22.00	1,769.25	-13.00	-58.05	1,711.20
900370590	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	9,807.30	9.99	22.00	2,157.61	-29.00	-78.92	2,078.68
900384021	8/1/2008	10/3/2008	Fund	Consumer Non Mortgage	954.76	27.99	22.00	210.05	-62.00	-46.02	164.02
900391865	8/1/2008	2/9/2009	Fund	Consumer Non Mortgage	1,910.20	26.99	22.00	420.24	-188.00	-269.24	151.01
900402730	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	1,279.84	29.99	22.00	281.56	-22.00	-23.46	258.11
8752852	8/1/2008	12/2/2009	Fund	Consumer Non Mortgage	1,928.92	7.26	22.00	424.36	-481.00	-187.11	237.25
900443760	8/1/2008	7/25/2010	Fund	Consumer Non Mortgage	356.82	23.99	22.00	78.50	-714.00	-169.78	-91.28
900501470	8/1/2008	1/8/2009	Fund	Consumer Non Mortgage	10.78	29.99	22.00	2.37	-157.00	-1.41	0.96
900511236	8/1/2008	9/6/2008	Fund	Consumer Non Mortgage	6,005.94	20.65	22.00	1,321.31	-35.00	-120.59	1,200.72
900589408	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	10,701.76	27.99	22.00	2,354.39	-1.00	-8.32	2,346.07
900592251	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	2676.91	23.92	22.00	588.92	25.00	44.47	633.39
900594237	8/1/2008	6/6/2008	Fund	Consumer Non Mortgage	2866.2	23.66	22.00	630.56	0.00	0.00	630.56
900595773	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	8775.73	19.99	22.00	1,930.66	25.00	121.82	2,052.48
900595852	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	5,108.57	29.99	22.00	1,123.89	-5.00	-21.28	1,102.61
900597253	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	4997.73	26.99	22.00	1,099.50	0.00	0.00	1,099.50
900598245	8/1/2008	6/11/2008	Fund	Consumer Non Mortgage	2058.18	39.00	22.00	452.80	0.00	0.00	452.80
900598823	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	9647.44	23.99	22.00	2,122.44	21.00	135.01	2,257.44
900598900	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	9708.41	24.00	22.00	2,135.85	0.00	0.00	2,135.85
900599697	8/1/2008	6/13/2008	Fund	Consumer Non Mortgage	5152.62	18.00	22.00	1,133.58	0.00	0.00	1,133.58
900599772	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	3122.87	23.00	22.00	687.03	0.00	0.00	687.03
900599895	8/1/2008	6/6/2008	Fund	Consumer Non Mortgage	2489.18	24.43	22.00	547.62	0.00	0.00	547.62
900600180	8/1/2008	6/9/2008	Fund	Consumer Non Mortgage	4805.26	19.44	22.00	1,057.16	0.00	0.00	1,057.16
900602149	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	3139.65	23.22	22.00	690.72	0.00	0.00	690.72
900602767	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	4063.97	29.99	22.00	894.07	0.00	0.00	894.07
900604396	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	7255.4	21.11	22.00	1,596.19	16.00	68.06	1,664.25
900604501	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	1,765.40	26.22	22.00	388.39	-3.00	-3.86	384.53

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900604964	8/1/2008	6/15/2008	Fund	Consumer Non Mortgage	5438.64	23.99	22.00	1,196.50	0.00	0.00	1,196.50
900605432	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	4,486.40	22.99	22.00	987.01	-15.00	-42.98	944.03
900605697	8/1/2008	6/17/2008	Fund	Consumer Non Mortgage	3484.72	22.76	22.00	766.64	0.00	0.00	766.64
900606197	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	979.52	29.33	22.00	215.49	-15.00	-11.97	203.52
900607269	8/1/2008	7/5/2008	Fund	Consumer Non Mortgage	5803.26	25.99	22.00	1,276.72	26.00	108.93	1,385.65
900607678	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	3066.57	23.27	22.00	674.65	29.00	57.47	732.12
900608505	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	2012.87	26.95	22.00	442.83	0.00	0.00	442.83
900608990	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	10680.57	23.99	22.00	2,349.73	29.00	206.40	2,556.13
900609626	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	4,556.18	19.44	22.00	1,002.36	-20.00	-49.21	953.15
900610146	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	4704.1	21.05	22.00	1,034.90	29.00	79.77	1,114.67
900610574	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	4728.84	21.39	22.00	1,040.34	9.00	25.29	1,065.63
900610874	8/1/2008	6/13/2008	Fund	Consumer Non Mortgage	7967.85	22.66	22.00	1,752.93	0.00	0.00	1,752.93
900611141	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	3246.44	22.41	22.00	714.22	7.00	14.15	728.36
900611509	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,621.82	26.99	22.00	356.80	-12.00	-14.59	342.21
900611564	8/1/2008	6/11/2008	Fund	Consumer Non Mortgage	2146.87	26.88	22.00	472.31	0.00	0.00	472.31
900611572	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	4724.46	21.10	22.00	1,039.38	4.00	11.08	1,050.46
900612759	8/1/2008	5/2/2009	Fund	Consumer Non Mortgage	3,573.55	24.99	22.00	786.18	-271.00	-672.25	113.93
900614221	8/1/2008	6/29/2008	Fund	Consumer Non Mortgage	4924.23	20.54	22.00	1,083.33	0.00	0.00	1,083.33
900614763	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	3241.03	23.10	22.00	713.03	28.00	58.22	771.24
900615341	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	5,710.32	18.00	22.00	1,256.27	-18.00	-51.38	1,204.89
900615524	8/1/2008	6/8/2008	Fund	Consumer Non Mortgage	7017.59	25.70	22.00	1,543.87	0.00	0.00	1,543.87
900615568	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	4,604.17	22.99	22.00	1,012.92	-3.00	-8.82	1,004.10
900616280	8/1/2008	6/9/2008	Fund	Consumer Non Mortgage	7995.09	23.99	22.00	1,758.92	0.00	0.00	1,758.92
900616734	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	6560.51	23.99	22.00	1,443.31	0.00	0.00	1,443.31
900617072	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	5040.64	26.99	22.00	1,108.94	4.00	15.12	1,124.06
900617155	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	4918.13	20.07	22.00	1,081.99	0.00	0.00	1,081.99
900617630	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	4,758.36	21.45	22.00	1,046.84	-5.00	-14.17	1,032.67
900619246	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	1,474.99	23.99	22.00	324.50	-6.00	-5.90	318.60
900620250	8/1/2008	6/15/2008	Fund	Consumer Non Mortgage	4896.44	22.12	22.00	1,077.22	0.00	0.00	1,077.22
900620296	8/1/2008	6/8/2008	Fund	Consumer Non Mortgage	2489.82	22.50	22.00	547.76	0.00	0.00	547.76
900621596	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	1924.97	18.65	22.00	423.49	0.00	0.00	423.49
900622041	8/1/2008	9/15/2008	Fund	Consumer Non Mortgage	5,309.18	21.00	22.00	1,168.02	-44.00	-136.25	1,031.77
900622565	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	7,219.00	21.11	22.00	1,588.18	-11.00	-46.56	1,541.62
900623185	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	7,192.42	20.28	22.00	1,582.33	-13.00	-52.68	1,529.65
900623261	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	6554.22	26.99	22.00	1,441.93	16.00	78.62	1,520.55
900624335	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	11,490.70	23.99	22.00	2,527.95	-1.00	-7.66	2,520.30
900625802	8/1/2008	6/25/2008	Fund	Consumer Non Mortgage	2708.1	26.99	22.00	595.78	0.00	0.00	595.78
900626723	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	15625.12	27.99	22.00	3,437.53	0.00	0.00	3,437.53
900558777	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	5,009.03	21.31	22.00	1,101.99	-5.00	-14.82	1,087.16
900626995	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	3585.62	25.80	22.00	788.84	28.00	71.94	860.77
900627375	8/1/2008	6/8/2008	Fund	Consumer Non Mortgage	9209.5	22.28	22.00	2,026.09	0.00	0.00	2,026.09
900628528	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	4707.72	21.54	22.00	1,035.70	2.00	5.63	1,041.33
900629407	8/1/2008	6/15/2008	Fund	Consumer Non Mortgage	1697.74	29.99	22.00	373.50	0.00	0.00	373.50
900629441	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	2,276.14	26.81	22.00	500.75	-14.00	-23.73	477.02
900630501	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	3607.16	20.24	22.00	793.58	27.00	54.75	848.33
900633308	8/1/2008	6/8/2008	Fund	Consumer Non Mortgage	2605.2	24.99	22.00	573.14	0.00	0.00	573.14
900634710	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	4508.44	23.99	22.00	991.86	28.00	84.14	1,075.99
900634945	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	5212.12	24.99	22.00	1,146.67	17.00	61.51	1,208.17
900635072	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	6785.03	23.99	22.00	1,492.71	0.00	0.00	1,492.71
900635118	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	4913.04	23.99	22.00	1,080.87	27.00	88.41	1,169.28
900635885	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	4864.82	23.99	22.00	1,070.26	15.00	48.63	1,118.89
900636442	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	6472.48	21.99	22.00	1,423.95	29.00	114.65	1,538.60
900637852	8/1/2008	6/10/2008	Fund	Consumer Non Mortgage	5758.38	22.28	22.00	1,266.84	0.00	0.00	1,266.84
900638754	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	7480.11	20.35	22.00	1,645.62	25.00	105.71	1,751.33

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900639000	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	9,254.85	23.99	22.00	2,036.07	-15.00	-92.51	1,943.56
900639286	8/1/2008	6/8/2008	Fund	Consumer Non Mortgage	4586.8	23.99	22.00	1,009.10	0.00	0.00	1,009.10
900639826	8/1/2008	6/22/2008	Fund	Consumer Non Mortgage	3218.69	24.99	22.00	708.11	0.00	0.00	708.11
900640692	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	6,628.72	23.99	22.00	1,458.32	-1.00	-4.42	1,453.90
900640851	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	7526.96	22.99	22.00	1,655.93	15.00	72.10	1,728.03
900641066	8/1/2008	6/13/2008	Fund	Consumer Non Mortgage	7858.56	22.28	22.00	1,728.88	0.00	0.00	1,728.88
900641404	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	4528.34	21.74	22.00	996.23	0.00	0.00	996.23
900642185	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	7980.56	23.99	22.00	1,755.72	10.00	53.18	1,808.90
900587257	8/1/2008	5/18/2009	Fund	Consumer Non Mortgage	24.78	29.99	22.00	5.45	-287.00	-5.92	-0.47
10972274	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	2,781.43	13.99	22.00	611.91	-9.00	-9.73	602.19
900591418	8/1/2008	6/28/2008	Fund	Consumer Non Mortgage	8938.68	26.99	22.00	1,966.51	0.00	0.00	1,966.51
900594582	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	3,234.28	23.98	22.00	711.54	-6.00	-12.93	698.61
900595924	8/1/2008	6/6/2008	Fund	Consumer Non Mortgage	4254	23.27	22.00	935.88	0.00	0.00	935.88
900596376	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	14637.1	22.50	22.00	3,220.16	25.00	228.70	3,448.87
900597480	8/1/2008	6/6/2008	Fund	Consumer Non Mortgage	5108.59	23.98	22.00	1,123.89	0.00	0.00	1,123.89
900598536	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	3265.14	26.99	22.00	718.33	21.00	51.41	769.74
900599252	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	4348.99	38.99	22.00	956.78	0.00	0.00	956.78
900599519	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	7269.62	23.98	22.00	1,599.32	0.00	0.00	1,599.32
900600231	8/1/2008	3/2/2011	Fund	Consumer Non Mortgage	532.79	21.16	22.00	117.21	-931.00	-291.49	-174.27
900601764	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	2656.42	23.78	22.00	584.41	27.00	47.38	631.79
900602365	8/1/2008	6/10/2008	Fund	Consumer Non Mortgage	4801.37	20.54	22.00	1,056.30	0.00	0.00	1,056.30
900603494	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	9629.37	25.70	22.00	2,118.46	16.00	109.98	2,228.44
900603666	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	9491.37	23.99	22.00	2,088.10	0.00	0.00	2,088.10
900604229	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	2999.76	26.99	22.00	659.95	25.00	56.22	716.17
900604883	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	4734.26	20.54	22.00	1,041.54	16.00	43.22	1,084.76
900604899	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	7,506.95	25.70	22.00	1,651.53	-4.00	-21.43	1,630.09
11114895	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	509.75	18.25	22.00	112.15	-29.00	-7.49	104.65
900605769	8/1/2008	6/6/2008	Fund	Consumer Non Mortgage	2971.94	23.49	22.00	653.83	0.00	0.00	653.83
900606045	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	3172.42	23.07	22.00	697.93	23.00	46.76	744.69
900606297	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	6654.17	20.55	22.00	1,463.92	27.00	102.54	1,566.45
900606450	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	2871.04	26.53	22.00	631.63	0.00	0.00	631.63
900606571	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	395.03	29.99	22.00	86.91	28.00	9.21	96.12
900608382	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	3260.7	20.38	22.00	717.35	23.00	42.46	759.81
900608908	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	7378.16	20.07	22.00	1,623.20	0.00	0.00	1,623.20
900608921	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	4794.19	20.54	22.00	1,054.72	0.00	0.00	1,054.72
900609056	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	8073.56	25.70	22.00	1,776.18	29.00	167.13	1,943.32
900609075	8/1/2008	6/29/2008	Fund	Consumer Non Mortgage	7663.35	21.00	22.00	1,685.94	0.00	0.00	1,685.94
900609867	8/1/2008	6/11/2008	Fund	Consumer Non Mortgage	4744.09	21.63	22.00	1,043.70	0.00	0.00	1,043.70
900610412	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	7,105.80	21.49	22.00	1,563.28	-21.00	-89.08	1,474.20
900610591	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	3018.78	26.35	22.00	664.13	0.00	0.00	664.13
900610981	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	1803.24	24.00	22.00	396.71	16.00	19.23	415.95
900611827	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	5474.47	21.14	22.00	1,204.38	0.00	0.00	1,204.38
10178709	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	29.51	15.99	22.00	6.49	0.00	0.00	6.49
10179746	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	3,308.39	13.99	22.00	727.85	-2.00	-2.57	725.27
10194856	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	7,277.56	7.99	22.00	1,601.06	-2.00	-3.23	1,597.83
900613589	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	2881.59	23.99	22.00	633.95	1.00	1.92	635.87
900614556	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	289.3	18.86	22.00	63.65	27.00	4.09	67.74
900614838	8/1/2008	6/6/2008	Fund	Consumer Non Mortgage	4241.5	23.99	22.00	933.13	0.00	0.00	933.13
900615076	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	7252.4	21.49	22.00	1,595.53	1.00	4.33	1,599.86
900616240	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	4843.32	20.54	22.00	1,065.53	0.00	0.00	1,065.53
900616382	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	5,778.33	23.99	22.00	1,271.23	-4.00	-15.40	1,255.83
900616924	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	869.31	29.74	22.00	191.25	0.00	0.00	191.25
900617578	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	3,125.26	21.27	22.00	687.56	-4.00	-7.39	680.17
900618336	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,977.81	17.38	22.00	435.12	-10.00	-9.55	425.57

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900618505	8/1/2008	6/7/2008	Fund	Consumer Non Mortgage	14051.4	26.99	22.00	3,091.31	0.00	0.00	3,091.31
900619201	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	2,141.21	23.98	22.00	471.07	-6.00	-8.56	462.51
900621864	8/1/2008	6/11/2008	Fund	Consumer Non Mortgage	7684.52	22.80	22.00	1,690.59	0.00	0.00	1,690.59
900622296	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	4978.27	23.99	22.00	1,095.22	16.00	53.08	1,148.30
900622344	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	10817.28	25.99	22.00	2,379.80	17.00	132.76	2,512.56
11291783	8/1/2008	3/23/2010	Fund	Consumer Non Mortgage	2,432.74	8.99	22.00	535.20	-592.00	-359.65	175.56
900622601	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	4,002.05	22.02	22.00	880.45	-12.00	-29.38	851.07
900624621	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	2976.41	26.99	22.00	654.81	0.00	0.00	654.81
900624814	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	863.00	26.45	22.00	189.86	-17.00	-10.78	179.08
900625668	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	8218.67	26.99	22.00	1,808.11	11.00	67.78	1,875.89
900625774	8/1/2008	11/3/2009	Fund	Consumer Non Mortgage	1,575.17	22.85	22.00	346.54	-452.00	-451.91	-105.37
900625943	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	5939.31	22.99	22.00	1,306.65	28.00	106.20	1,412.85
900626258	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	2,846.06	18.00	22.00	626.13	-19.00	-27.03	599.10
900626750	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	6492.38	25.70	22.00	1,428.32	9.00	41.71	1,470.03
900627093	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	3786.96	26.99	22.00	833.13	29.00	82.34	915.47
900627493	8/1/2008	6/10/2008	Fund	Consumer Non Mortgage	4175.61	24.99	22.00	918.63	0.00	0.00	918.63
900627561	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	536.08	39.00	22.00	117.94	-24.00	-13.94	104.00
900627596	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	3,528.29	22.54	22.00	776.22	-24.00	-53.02	723.21
900627685	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	2410.34	24.49	22.00	530.27	25.00	41.00	571.27
900628319	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	9689.09	23.99	22.00	2,131.60	20.00	129.13	2,260.73
900628343	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	462.10	29.95	22.00	101.66	-27.00	-10.38	91.28
900630411	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	2,286.91	24.62	22.00	503.12	-4.00	-6.26	496.86
900631382	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	758.07	30.01	22.00	166.78	0.00	0.00	166.78
900631855	8/1/2008	9/9/2008	Fund	Consumer Non Mortgage	3,049.00	25.23	22.00	670.78	-38.00	-81.21	589.57
900632175	8/1/2008	6/10/2008	Fund	Consumer Non Mortgage	3336.94	26.99	22.00	734.13	0.00	0.00	734.13
900635102	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	787.09	24.99	22.00	173.16	0.00	0.00	173.16
900635457	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	2390.16	24.79	22.00	525.84	0.00	0.00	525.84
900637212	8/1/2008	6/24/2008	Fund	Consumer Non Mortgage	4992.8	21.35	22.00	1,098.42	0.00	0.00	1,098.42
900638475	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	4902.41	21.45	22.00	1,078.53	20.00	58.41	1,136.94
900639409	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	5060.79	21.40	22.00	1,113.37	29.00	87.25	1,200.63
900639556	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	2981.26	23.99	22.00	655.88	0.00	0.00	655.88
900639738	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	4975.38	30.00	22.00	1,094.58	0.00	0.00	1,094.58
900640183	8/1/2008	6/9/2008	Fund	Consumer Non Mortgage	6524.68	20.66	22.00	1,435.43	0.00	0.00	1,435.43
900641802	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	4,862.34	22.11	22.00	1,069.71	-31.00	-92.57	977.15
10704770	8/1/2008	4/30/2009	Fund	Consumer Non Mortgage	173.94	20.49	22.00	38.27	-269.00	-26.63	11.64
10849156	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	2285.34	21.00	22.00	502.77	16.00	21.33	524.10
12235931	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	150.48	0.00	22.00	33.11	-10.00	0.00	33.11
12292335	8/1/2008	9/8/2008	Fund	Consumer Non Mortgage	5,642.48	7.99	22.00	1,241.35	-37.00	-46.34	1,195.01
12302964	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	5,800.80	7.99	22.00	1,276.18	-3.00	-3.86	1,272.31
11002896	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	5,004.06	9.99	22.00	1,100.89	-31.00	-43.05	1,057.85
12384332	8/1/2008	12/4/2008	Fund	Consumer Non Mortgage	489.78	7.99	22.00	107.75	-123.00	-13.37	94.38
13122168	8/1/2008	11/16/2009	Fund	Consumer Non Mortgage	1,177.71	9.99	22.00	259.10	-465.00	-151.97	107.13
11174196	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	6,149.70	8.99	22.00	1,352.93	-22.00	-33.79	1,319.15
12014328	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	567.5	18.40	22.00	124.85	22.00	6.38	131.23
12297443	8/1/2008	9/4/2008	Fund	Consumer Non Mortgage	1,219.82	9.99	22.00	268.36	-33.00	-11.17	257.19
12301701	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	3,302.16	13.99	22.00	726.48	-3.00	-3.85	722.63
12304551	8/1/2008	9/4/2008	Fund	Consumer Non Mortgage	5,624.09	7.99	22.00	1,237.30	-33.00	-41.19	1,196.11
12306170	8/1/2008	9/4/2008	Fund	Consumer Non Mortgage	4,558.37	7.99	22.00	1,002.84	-33.00	-33.39	969.46
12369040	8/1/2008	6/28/2008	Fund	Consumer Non Mortgage	548.74	16.99	22.00	120.72	0.00	0.00	120.72
12376213	8/1/2008	9/4/2008	Fund	Consumer Non Mortgage	1,018.52	13.99	22.00	224.07	-33.00	-13.06	211.01
14721606	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	2270.29	20.99	22.00	499.46	25.00	33.09	532.56
12720834	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	944.29	15.99	22.00	207.74	-10.00	-4.19	203.55
13196316	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	5,754.53	9.99	22.00	1,266.00	-2.00	-3.19	1,262.80
16065998	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	2,768.08	13.99	22.00	608.98	-17.00	-18.29	590.69

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
14554579	8/1/2008	9/6/2008	Fund	Consumer Non Mortgage	523.86	18.25	22.00	115.25	-35.00	-9.29	105.95
15017348	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	1,047.85	9.99	22.00	230.53	-4.00	-1.16	229.36
18219575	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	790.71	18.25	22.00	173.96	-8.00	-3.21	170.75
15378489	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	6,511.55	8.99	22.00	1,432.54	-15.00	-24.39	1,408.15
18334836	8/1/2008	12/6/2008	Fund	Consumer Non Mortgage	3,044.39	13.99	22.00	669.77	-125.00	-147.89	521.88
15939879	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	866.16	17.65	22.00	190.56	-7.00	-2.97	187.58
19148678	8/1/2008	6/14/2008	Fund	Consumer Non Mortgage	904.66	15.99	22.00	199.03	0.00	0.00	199.03
19150982	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,231.54	17.99	22.00	270.94	-14.00	-8.62	262.32
19204958	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	7,333.47	9.99	22.00	1,613.36	-9.00	-18.32	1,595.05
16419915	8/1/2008	10/5/2008	Fund	Consumer Non Mortgage	1,765.70	17.99	22.00	388.45	-64.00	-56.47	331.98
16471110	8/1/2008	9/25/2008	Fund	Consumer Non Mortgage	4,735.26	9.99	22.00	1,041.76	-54.00	-70.96	970.80
21039107	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	812.84	17.99	22.00	178.82	-14.00	-5.69	173.14
21535641	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	5,466.52	13.99	22.00	1,202.63	-7.00	-14.87	1,187.76
21756296	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	725.56	7.50	22.00	159.62	-1.00	-0.15	159.47
21875479	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	5,767.88	7.99	22.00	1,268.93	-8.00	-10.24	1,258.69
17451678	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	8,935.50	8.99	22.00	1,965.81	-8.00	-17.85	1,947.96
17457380	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	4,096.71	13.99	22.00	901.28	-9.00	-14.33	886.95
21946084	8/1/2008	1/9/2009	Fund	Consumer Non Mortgage	4,647.67	7.99	22.00	1,022.49	-158.00	-162.98	859.51
17630246	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	2,920.96	13.99	22.00	642.61	-13.00	-14.76	627.85
22306843	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	5235.06	0.01	22.00	1,151.71	5.00	0.01	1,151.72
22334997	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	5,837.67	9.99	22.00	1,284.29	-23.00	-37.26	1,247.03
17993247	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	2,458.19	17.50	22.00	540.80	-8.00	-9.56	531.24
23408467	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	3,494.70	8.99	22.00	768.83	-18.00	-15.71	753.13
23409994	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	573.39	9.99	22.00	126.15	-18.00	-2.86	123.28
18289663	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	317.16	25.99	22.00	69.78	-8.00	-1.83	67.94
24669636	8/1/2008	6/10/2008	Fund	Consumer Non Mortgage	3494.13	13.99	22.00	768.71	0.00	0.00	768.71
24675737	8/1/2008	9/10/2008	Fund	Consumer Non Mortgage	4,812.25	9.99	22.00	1,058.70	-39.00	-52.08	1,006.61
24710863	8/1/2008	10/10/2008	Fund	Consumer Non Mortgage	4,104.91	7.99	22.00	903.08	-69.00	-62.86	840.22
25337438	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	360.6	19.01	22.00	79.33	18.00	3.43	82.76
25728532	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	1,746.19	17.50	22.00	384.16	-9.00	-7.64	376.52
19108561	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	5,004.62	9.99	22.00	1,101.02	-7.00	-9.72	1,091.29
19116613	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	3,230.59	13.99	22.00	710.73	-8.00	-10.04	700.69
19124162	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	2,802.07	13.99	22.00	616.46	-13.00	-14.16	602.30
19191375	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	5534.57	11.99	22.00	1,217.61	20.00	36.87	1,254.47
19203864	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	759.71	11.99	22.00	167.14	-9.00	-2.28	164.86
25983150	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	4,540.64	11.99	22.00	998.94	-16.00	-24.20	974.74
26009336	8/1/2008	11/17/2008	Fund	Consumer Non Mortgage	3,524.28	11.99	22.00	775.34	-106.00	-124.42	650.92
19600498	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	706.79	21.00	22.00	155.49	-16.00	-6.60	148.90
26610550	8/1/2008	1/22/2009	Fund	Consumer Non Mortgage	3,482.27	19.60	22.00	766.10	-171.00	-324.20	441.90
26717940	8/1/2008	11/20/2008	Fund	Consumer Non Mortgage	1,292.52	9.99	22.00	284.35	-109.00	-39.10	245.26
27090319	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,252.77	7.99	22.00	275.61	-10.00	-2.78	272.83
20873993	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	2,680.42	8.99	22.00	589.69	-14.00	-9.37	580.32
27720603	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	892.08	15.00	22.00	196.26	-11.00	-4.09	192.17
27736372	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	4,441.24	0.00	22.00	977.07	-20.00	0.00	977.07
21027304	8/1/2008	12/15/2008	Fund	Consumer Non Mortgage	1,448.74	11.99	22.00	318.72	-134.00	-64.66	254.07
27767664	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	3774.73	13.99	22.00	830.44	1.00	1.47	831.91
27969971	8/1/2008	12/24/2008	Fund	Consumer Non Mortgage	1,352.10	21.99	22.00	297.46	-143.00	-118.10	179.36
21708652	8/1/2008	9/9/2008	Fund	Consumer Non Mortgage	3,672.90	11.99	22.00	808.04	-38.00	-46.48	761.55
21871923	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	4,989.16	9.99	22.00	1,097.62	-8.00	-11.08	1,086.54
21873769	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	5,288.91	13.99	22.00	1,163.56	-20.00	-41.11	1,122.45
21937565	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	1,408.34	15.99	22.00	309.83	-8.00	-5.00	304.83
21944567	8/1/2008	10/9/2008	Fund	Consumer Non Mortgage	5,352.14	13.99	22.00	1,177.47	-68.00	-141.43	1,036.04
21959379	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	5,802.57	7.99	22.00	1,276.57	-8.00	-10.30	1,266.26
22425309	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	2,027.83	15.99	22.00	446.12	-10.00	-9.01	437.12

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
30040494	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	3,335.34	13.99	22.00	733.77	-25.00	-32.40	701.37
30728128	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	7,231.63	9.99	22.00	1,590.96	-21.00	-42.14	1,548.82
23377481	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	4,422.54	9.99	22.00	972.96	-18.00	-22.09	950.87
23390676	8/1/2008	9/19/2008	Fund	Consumer Non Mortgage	1,645.43	15.99	22.00	361.99	-48.00	-35.08	326.91
31128516	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	3,285.36	13.99	22.00	722.78	-11.00	-14.04	708.74
32172311	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	825.61	15.99	22.00	181.63	-17.00	-6.23	175.40
32181159	8/1/2008	9/18/2008	Fund	Consumer Non Mortgage	4,060.39	11.99	22.00	893.29	-47.00	-63.56	829.73
32184502	8/1/2008	9/1/2008	Fund	Consumer Non Mortgage	4,435.05	11.99	22.00	975.71	-30.00	-44.31	931.40
24453858	8/1/2008	9/10/2008	Fund	Consumer Non Mortgage	1,765.13	13.99	22.00	388.33	-39.00	-26.75	361.58
32379522	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	7,784.13	7.99	22.00	1,712.51	-29.00	-50.10	1,662.41
24665963	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	4,840.08	9.99	22.00	1,064.82	-9.00	-12.09	1,052.73
24706278	8/1/2008	9/10/2008	Fund	Consumer Non Mortgage	5,430.45	7.99	22.00	1,194.70	-39.00	-47.01	1,147.69
33446865	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	1,414.40	17.50	22.00	311.17	-9.00	-6.19	304.98
33578195	8/1/2008	9/21/2008	Fund	Consumer Non Mortgage	4,217.81	11.99	22.00	927.92	-50.00	-70.24	857.68
33600653	8/1/2008	10/31/2008	Fund	Consumer Non Mortgage	2,218.08	13.99	22.00	487.98	-89.00	-76.72	411.26
33604586	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	4,506.58	11.99	22.00	991.45	-20.00	-30.02	961.43
33793049	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	4,000.91	16.99	22.00	880.20	-12.00	-22.66	857.54
34159010	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	574.47	22.50	22.00	126.38	-15.00	-5.39	121.00
25982874	8/1/2008	9/17/2008	Fund	Consumer Non Mortgage	2,890.49	15.99	22.00	635.91	-46.00	-59.06	576.85
25989045	8/1/2008	7/17/2008	Fund	Consumer Non Mortgage	4598.66	11.99	22.00	1,011.71	14.00	21.44	1,033.15
26018595	8/1/2008	11/17/2009	Fund	Consumer Non Mortgage	38.94	13.99	22.00	8.57	-466.00	-7.05	1.52
26087602	8/1/2008	2/17/2009	Fund	Consumer Non Mortgage	3,084.05	11.99	22.00	678.49	-196.00	-201.32	477.17
35155863	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	477.96	17.65	22.00	105.15	0.00	0.00	105.15
26751116	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	3,423.50	11.99	22.00	753.17	-10.00	-11.40	741.77
26772985	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	4,108.48	13.99	22.00	903.87	-10.00	-15.97	887.90
35707219	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	4,518.76	11.99	22.00	994.13	-2100	-31.60	962.52
35740951	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	6,782.41	11.99	22.00	1,492.13	-2100	-47.44	1,444.69
26779134	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	1,946.74	13.99	22.00	428.28	-11.00	-8.32	419.96
27155879	8/1/2008	8/11/2009	Fund	Consumer Non Mortgage	2,423.67	9.99	22.00	533.21	-370.00	-248.85	284.36
36811386	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	5,779.82	9.99	22.00	1,271.56	-16.00	-25.66	1,245,90
36859954	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	6,562.29	11.99	22.00	1,443.70	-22.00	-48.08	1,395.62
36881021	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	4,495.65	11.99	22.00	989.04	-22.00	-32.94	956.10
37838736	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	5984.95	9.99	22.00	1,316.69	13.00	21.59	1,338.28
38252217	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	4,505.08	11.99	22.00	991.12	-23.00	-34.51	956.61
38736800	8/1/2008	11/19/2009	Fund	Consumer Non Mortgage	3,970.17	24.00	22.00	873.44	-468.00	-1,238.69	-365.26
39365085	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	2,410.43	11.99	22.00	530.29	-19.00	-15.25	515.04
30029718	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	5,000.61	9.99	22.00	1,100.13	-11.00	-15.26	1,084.87
30045683	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	5,795.00	7.99	22.00	1,274.90	-11.00	-14.15	1,260.75
30104848	8/1/2008	7/22/2009	Fund	Consumer Non Mortgage	4,148.14	7.99	22.00	912.59	-351.00	-323.15	589.44
30125809	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	5274.74	9.99	22.00	1,160.44	0.00	0.00	1,160.44
30150271	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	5,802.63	7.99	22.00	1,276.58	-11.00	-14.17	1,262.41
39936442	8/1/2008	7/16/2010	Fund	Consumer Non Mortgage	66.74	9.99	22.00	14.68	-705.00	-13.06	1.63
31177563	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	3,287.37	13.99	22.00	723.22	-15.00	-19.16	704.06
31733913	8/1/2008	10/31/2008	Fund	Consumer Non Mortgage	3,452.56	8.99	22.00	759.56	-89.00	-76.73	682.83
32007419	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	6,379.98	13.99	22.00	1,403.60	-6.00	-14.88	1,388.72
32176789	8/1/2008	6/18/2008	Fund	Consumer Non Mortgage	1753.24	15.99	22.00	385.71	0.00	0.00	385.71
42079388	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	2,386.96	19.55	22.00	525.13	-6.00	-7.78	517.35
42509235	8/1/2008	9/24/2008	Fund	Consumer Non Mortgage	777.48	17.65	22.00	171.05	-53.00	-20.20	150.84
42605576	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	847.08	21.00	22.00	186.36	27.00	13.34	199.70
33036684	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	3781.43	13.99	22.00	831.91	1.00	1.47	833.38
43453960	8/1/2008	11/15/2008	Fund	Consumer Non Mortgage	97.17	20.83	22.00	21.38	-104.00	-5.85	15.53
34624353	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	5,756.95	9.99	22.00	1,266.53	-15.00	-23.96	1,242.57
44393226	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	622.36	17.99	22.00	136.92	-8.00	-2.49	134.43
44784897	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	111.52	6.00	22.00	24.53	-8.00	-0.15	24.39

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
44851294	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	222.10	18.25	22.00	48.86	-7.00	-0.79	48.07
35710333	8/1/2008	8/19/2009	Fund	Consumer Non Mortgage	1,815.97	11.99	22.00	399.61	-378.00	-228.62	170.89
35725794	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	4,472.68	11.99	22.00	983.99	-21.00	-31.28	952.71
45556445	8/1/2008	6/18/2009	Fund	Consumer Non Mortgage	34.96	7.99	22.00	7.69	-317.00	-2.46	5.23
45875111	8/1/2008	6/24/2008	Fund	Consumer Non Mortgage	7494.6	11.99	22.00	1,648.81	0.00	0.00	1,648.81
45881472	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	226.05	15.99	22.00	49.73	7.00	0.70	50.43
36811989	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	5,748.21	9.99	22.00	1,264.61	-16.00	-25.52	1,239.08
47765078	8/1/2008	12/29/2008	Fund	Consumer Non Mortgage	3,666.08	11.99	22.00	806.54	-148.00	-180.71	625.83
48145668	8/1/2008	10/27/2008	Fund	Consumer Non Mortgage	1,503.79	13.99	22.00	330.83	-86.00	-50.26	280.58
38213272	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	4,529.25	11.99	22.00	996.44	-23.00	-34.70	961.74
38255114	8/1/2008	1/24/2009	Fund	Consumer Non Mortgage	98.28	13.99	22.00	21.62	-173.00	-6.61	15.01
49169164	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	3,008.82	20.99	22.00	661.94	-17.00	-29.82	632.12
38675499	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	7,563.38	11.99	22.00	1,663.94	-24.00	-60.46	1,603.49
38796189	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	136.01	27.99	22.00	29.92	20.00	2.11	32.04
39916257	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	5,002.50	9.99	22.00	1,100.55	-15.00	-20.82	1,079.73
41762663	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	2067.97	14.99	22.00	454.95	8.00	6.89	461.84
55458483	8/1/2008	11/30/2009	Fund	Consumer Non Mortgage	1,683.13	11.99	22.00	370.29	-479.00	-268.52	101.77
56411414	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	5,738.72	9.99	22.00	1,262.52	-29.00	-46.18	1,216.34
56828380	8/1/2008	9/5/2008	Fund	Consumer Non Mortgage	4,261.30	9.99	22.00	937.49	-34.00	-40.21	897.28
56924983	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	5,329.61	9.99	22.00	1,172.51	-27.00	-39.93	1,132.58
57054991	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	6648.61	11.99	22.00	1,462.69	1.00	2.21	1,464.91
57279139	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	4566.68	11.99	22.00	1,004.67	1.00	1.52	1,006.19
57322384	8/1/2008	3/1/2009	Fund	Consumer Non Mortgage	2,541.54	11.99	22.00	559.14	-210.00	-177.76	381.38
57915671	8/1/2008	9/8/2008	Fund	Consumer Non Mortgage	15.80	20.99	22.00	3.48	-37.00	-0.34	3.14
44313239	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	2018.25	15.00	22.00	444.02	23.00	19.34	463.36
44748372	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	3,019.09	16.99	22.00	664.20	-20.00	-28.50	635.70
44903139	8/1/2008	12/19/2008	Fund	Consumer Non Mortgage	3,760.03	9.99	22.00	831.61	-138.00	-144.76	686.85
45382511	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	945.27	15.99	22.00	207.96	-27.00	-11.34	196.62
60316660	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	5197.12	9.99	22.00	1,143.37	1.00	1.44	1,144.81
60538140	8/1/2008	9/25/2008	Fund	Consumer Non Mortgage	4,700.19	9.99	22.00	1,034.04	-54.00	-70.43	963.61
60547433	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	5,655.87	7.99	22.00	1,244.29	-24.00	-30.13	1,214.16
60554969	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	4,925.61	7.99	22.00	1,083.63	-24.00	-26.24	1,057.40
60600032	8/1/2008	11/1/2008	Fund	Consumer Non Mortgage	1,828.56	13.99	22.00	402.28	-90.00	-63.95	338.33
48108473	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	1,957.90	13.99	22.00	430.74	.23.00	-17.50	413.24
61187670	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	2821.8	13.99	22.00	620.80	0.00	0.00	620.80
46654273	8/1/2008	10/25/2008	Fund	Consumer Non Mortgage	3,032.81	9.99	22.00	667.22	-84.00	-70.69	596.52
47109674	8/1/2008	6/8/2008	Fund	Consumer Non Mortgage	3294.66	15.00	22.00	724.83	0.00	0.00	724.33
47603289	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	4721.46	11.99	22.00	1,038.72	6.00	9.44	1,048.16
47606563	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	805.94	13.99	22.00	177.31	6.00	1.88	179.19
62264981	8/1/2008	1/19/2009	Fund	Consumer Non Mortgage	424.35	18.60	22.00	93.36	-168.00	-36.83	56.52
62393643	8/1/2008	9/26/2008	Fund	Consumer Non Mortgage	5,355.18	7.99	22.00	1,178.14	-55.00	-65.37	1,112.77
63183925	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	6,249.10	11.99	22.00	1,374.80	-1.00	-2.08	1,372.72
63720160	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	5,666.58	7.99	22.00	1,246.65	-26.00	-32.70	1,213.95
63744596	8/1/2008	12/27/2008	Fund	Consumer Non Mortgage	2,101.88	13.99	22.00	462.41	-146.00	-119.25	343.16
63947544	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	120.36	21.99	22.00	26.48	0.00	0.00	26.48
64246480	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	108.25	20.49	22.00	23.82	-18.00	-1.11	22.71
64676164	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	89.84	18.25	22.00	19.76	-19.00	-0.87	18.90
64882806	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	108.48	17.65	22.00	23.87	-17.00	-0.90	22.96
64900245	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	65.31	18.25	22.00	14.37	-18.00	-0.60	13.77
65166494	8/1/2008	9/28/2008	Fund	Consumer Non Mortgage	2,694.57	13.99	22.00	592.81	-57.00	-59.69	533.12
65351130	8/1/2008	1/2/2009	Fund	Consumer Non Mortgage	5,031.08	7.99	22.00	1,106.84	-151.00	-168.61	938.23
65794917	8/1/2008	10/28/2008	Fund	Consumer Non Mortgage	4,189.95	7.99	22.00	921.79	-87.00	-80.90	840.88
49399423	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	6,033.21	6.00	22.00	1,327.31	-18.00	-18.10	1,309.21
66380736	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	24.05	18.99	22.00	5.29	-25.00	-0.32	4.97

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
66816317	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	2127.6	19.56	22.00	468.07	22.00	25.43	493.50
67297158	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	5,460.13	7.99	22.00	1,201.23	-28.00	-33.93	1,167.30
67310220	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	1,462.21	15.99	22.00	321.69	-28.00	-18.19	303.50
67379791	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	1491.21	15.99	22.00	328.07	2.00	1.32	329.39
67578032	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	497	17.50	22.00	109.34	0.00	0.00	109.34
67791630	8/1/2008	12/2/2008	Fund	Consumer Non Mortgage	1,678.79	7.75	22.00	369.33	-121.00	-43.73	325.60
50681624	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	1,698.58	20.99	22.00	373.69	-2.00	-1.98	371.71
50785047	8/1/2008	9/20/2008	Fund	Consumer Non Mortgage	3,145.18	13.99	22.00	691.94	-49.00	-59.89	632.05
51554701	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	185.92	17.65	22.00	40.90	18.00	1.64	42.54
69354961	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	2,289.84	19.56	22.00	503.76	-24.00	-29.86	473.91
70454240	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	5,953.34	9.99	22.00	1,309.73	-8.00	-13.22	1,296.52
71168525	8/1/2008	3/12/2009	Fund	Consumer Non Mortgage	16.51	13.99	22.00	3.63	-221.00	-1.42	2.21
71312582	8/1/2008	9/3/2008	Fund	Consumer Non Mortgage	778.98	15.99	22.00	171.38	-32.00	-11.07	160.30
53958035	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	4,872.74	9.99	22.00	1,072.00	-20.00	-27.04	1,044.96
55435120	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	3,830.92	12.99	22.00	842.80	-20.00	-27.65	815.16
55436624	8/1/2008	11/30/2009	Fund	Consumer Non Mortgage	736.81	11.99	22.00	162.10	-479.00	-117.55	44.55
74236936	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	664.96	17.50	22.00	146.29	-31.00	-10.02	136.27
74601210	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	1535.98	19.58	22.00	337.92	3.00	2.51	340.42
74609782	8/1/2008	10/6/2008	Fund	Consumer Non Mortgage	1,047.28	0.01	22.00	230.40	-65.00	-0.02	230.38
74771765	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	1,993.13	21.00	22.00	438.49	-6.00	-6.98	431.51
56397817	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	5,531.18	7.99	22.00	1,216.86	-29.00	-35.60	1,181.26
56432716	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	2928.94	20.99	22.00	644.37	2.00	3.42	647.78
56847367	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	5,208.23	8.99	22.00	1,145.81	-4.00	-5.20	1,140.61
56961966	8/1/2008	1/22/2009	Fund	Consumer Non Mortgage	4,287.16	7.99	22.00	943.18	-171.00	-162.71	780.47
76066862	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	2,082.97	17.50	22.00	458.25	-27.00	-27.34	430.91
57335556	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	4597.44	11.99	22.00	1,011.44	1.00	1.53	1,012.97
76237888	8/1/2008	6/26/2008	Fund	Consumer Non Mortgage	779.97	18.25	22.00	171.59	0.00	0.00	171.59
76326557	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	222.08	21.99	22.00	48.86	27.00	3.66	52.52
76397660	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	2856.9	17.50	22.00	628.52	0.00	0.00	628.52
58008935	8/1/2008	9/12/2008	Fund	Consumer Non Mortgage	398.68	8.00	22.00	87.71	-41.00	-3.63	84.08
76734436	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	127.99	18.25	22.00	28.16	-25.00	-1.62	26.54
77932197	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	2,625.36	13.99	22.00	577.58	-6.00	-6.12	571.46
77940762	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	4,544.63	11.99	22.00	999.82	-6.00	-9.08	990.74
78767412	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	5,560.35	11.99	22.00	1,223.28	-5.00	-9.26	1,214.02
79777256	8/1/2008	1/28/2009	Fund	Consumer Non Mortgage	12.37	18.25	22.00	2.72	-177.00	-1.11	1.61
80245396	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	3,525.42	7.99	22.00	775.59	-8.00	-6.26	769.33
60365866	8/1/2008	9/25/2008	Fund	Consumer Non Mortgage	4,648.22	9.99	22.00	1,022.61	-54.00	-69.65	952.95
60384887	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	3,795.53	10.00	22.00	835.02	-24.00	-25.30	809.71
60598658	8/1/2008	9/1/2008	Fund	Consumer Non Mortgage	1,191.63	17.99	22.00	262.16	-30.00	-17.86	244.29
60600087	8/1/2008	9/1/2008	Fund	Consumer Non Mortgage	669.99	17.99	22.00	147.40	-30.00	-10.04	137.35
60607146	8/1/2008	9/1/2008	Fund	Consumer Non Mortgage	4,381.70	11.99	22.00	963.97	-30.00	-43.78	920.19
60607523	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	853.83	17.99	22.00	187.84	0.00	0.00	187.84
82132163	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	974.25	20.49	22.00	214.34	-15.00	-8.32	206.02
82871476	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	974.25	20.49	22.00	214.34	-13.00	-7.21	207.13
61162230	8/1/2008	9/3/2008	Fund	Consumer Non Mortgage	4,408.54	7.99	22.00	969.88	-32.00	-31.31	938.57
83797570	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	1087.1	20.49	22.00	239.16	16.00	9.90	249.06
84073858	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	892.05	18.25	22.00	196.25	-14.00	-6.33	189.92
84166051	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	736.85	18.25	22.00	162.11	-1.00	-0.37	161.73
84173257	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	605.27	18.25	22.00	133.16	-31.00	-9.51	123.65
84545976	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	8854.27	7.99	22.00	1,947.94	28.00	55.02	2,002.96
84593087	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	974.25	20.49	22.00	214.34	-15.00	-8.32	206.02
84602840	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	880.95	18.25	22.00	193.81	-15.00	-6.70	187.11
84700492	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	1811.41	17.50	22.00	398.51	29.00	25.54	424.05
62398216	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	4,791.35	9.99	22.00	1,054.10	-25.00	-33.24	1,020.86

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
84823634	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	389.48	18.25	22.00	85.69	-15.00	-2.96	82.72
84850956	8/1/2008	11/17/2008	Fund	Consumer Non Mortgage	68.53	20.92	22.00	15.08	-106.00	-4.22	10.86
85169337	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	457.65	18.25	22.00	100.68	-17.00	-3.94	96.74
85676125	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	2,322.59	17.50	22.00	510.97	-4.00	-4.52	506.45
86486033	8/1/2008	9/8/2008	Fund	Consumer Non Mortgage	3,900.40	9.99	22.00	858.09	-37.00	-40.05	818.04
86790501	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	1,822.93	22.50	22.00	401.04	-11.00	-12.53	388.51
63137432	8/1/2008	7/7/2008	Fund	Consumer Non Mortgage	2139.57	7.99	22.00	470.71	24.00	11.40	482.10
63264289	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	1,218.73	18.82	22.00	268.12	-31.00	-19.75	248.37
86929231	8/1/2008	11/20/2008	Fund	Consumer Non Mortgage	1,583.61	19.58	22.00	348.39	-109.00	-93.88	254.51
87054961	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	6,380.46	9.99	22.00	1,403.70	-8.00	-14.16	1,389.54
87056262	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	4,378.88	11.99	22.00	963.35	-8.00	-11.67	951.69
63494366	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	7,988.51	7.99	22.00	1,757.47	-6.00	-10.64	1,746.83
87172583	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	2,186.57	19.57	22.00	481.05	-8.00	-9.51	471.54
63705130	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	5,387.95	7.99	22.00	1,185.35	-26.00	-31.09	1,154.26
63710227	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	4,882.69	9.99	22.00	1,074.19	-26.00	-35.23	1,038.96
63720934	8/1/2008	12/27/2008	Fund	Consumer Non Mortgage	4,549.51	7.99	22.00	1,000.89	-146.00	-147.42	853.47
63757040	8/1/2008	10/28/2008	Fund	Consumer Non Mortgage	4,333.79	9.99	22.00	953.43	-87.00	-104.63	848.81
87427567	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	830.96	6.00	22.00	182.81	-19.00	-2.63	180.18
87594216	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	7,140.54	9.99	22.00	1,570.92	-10.00	-19.81	1,551.10
63862549	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	3,407.01	13.99	22.00	749.54	-29.00	-38.40	711.15
63863176	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	5,533.15	7.99	22.00	1,217.29	-26.00	-31.93	1,185.36
63882814	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	5832.2	7.99	22.00	1,283.08	4.00	5.18	1,288.26
87769622	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	354.78	20.49	22.00	78.05	4.00	0.81	78.86
64280475	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	318.26	20.49	22.00	70.02	0.00	0.00	70.02
88613788	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	2,197.19	9.99	22.00	483.38	-11.00	-6.71	476.67
64858630	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	3852.49	16.40	22.00	847.55	9.00	15.80	863.34
64866327	8/1/2008	6/18/2008	Fund	Consumer Non Mortgage	354.72	17.65	22.00	78.04	0.00	0.00	78.04
89714935	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	4,878.01	7.99	22.00	1,073.16	-14.00	-15.16	1,058.01
90044266	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	1270.89	18.25	22.00	279.60	13.00	8.38	287.97
65235058	8/1/2008	9/28/2008	Fund	Consumer Non Mortgage	2,701.86	13.99	22.00	594.41	-57.00	-59.85	534.56
90493061	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	865.49	18.25	22.00	190.41	-22.00	-9.65	180.76
90841979	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	2,219.39	9.99	22.00	488.27	-17.00	-10.47	477.80
65750476	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	4,863.10	9.99	22.00	1,069.88	-27.00	-36.44	1,033.45
65791974	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	3,141.08	13.99	22.00	691.04	-27.00	-32.96	658.08
65934130	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	305.29	18.25	22.00	67.16	17.00	2.63	69.79
92111249	8/1/2008	10/7/2008	Fund	Consumer Non Mortgage	689.84	15.00	22.00	151.76	-66.00	-18.97	132.79
92174552	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	500.00	17.65	22.00	110.00	-2.00	-0.49	109.51
93475202	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	497.48	18.25	22.00	109.45	-8.00	-2.02	107.43
93606463	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	2,955.76	9.99	22.00	650.27	-23.00	-18.87	631.40
93610182	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	612.78	9.99	22.00	134.81	-23.00	-3.91	130.90
94055740	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	5,122.00	11.99	22.00	1,126.84	-24.00	-40.94	1,085.90
94062354	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	7,032.72	9.99	22.00	1,547.20	-24.00	-46.84	1,500.36
66910561	8/1/2008	3/8/2010	Fund	Consumer Non Mortgage	1,583.88	8.99	22.00	348.45	-577.00	-228.22	120.23
94325594	8/1/2008	9/9/2008	Fund	Consumer Non Mortgage	443.00	17.65	22.00	97.46	-38.00	-8.25	89.21
94603105	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	7,098.79	9.99	22.00	1,561.73	-25.00	-49.25	1,512.49
94606228	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	7,115.55	9.99	22.00	1,565.42	-25.00	-49.36	1,516.06
94606810	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	7,121.32	9.99	22.00	1,566.69	-25.00	-49.40	1,517.29
94630837	8/1/2008	6/14/2008	Fund	Consumer Non Mortgage	757.75	20.49	22.00	166.71	0.00	0.00	166.71
67270703	8/1/2008	11/29/2008	Fund	Consumer Non Mortgage	4,139.30	9.99	22.00	910.65	-118.00	-135.54	775.10
67285845	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	4,871.09	9.99	22.00	1,071.64	-28.00	-37.85	1,033.79
67319660	8/1/2008	10/29/2009	Fund	Consumer Non Mortgage	123.98	9.99	22.00	27.28	-448.00	-15.41	11.86
67368354	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	3,144.17	13.99	22.00	691.72	-28.00	-34.21	657.51
97125123	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	3,214.00	16.74	22.00	707.08	-18.00	-26.90	680.18
99680575	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	8,570.18	8.99	22.00	1,885.44	-31.00	-66.35	1,819.09

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
99682822	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	7,315.13	9.99	22.00	1,609.33	-1.00	-2.03	1,607.30
900016441	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	4,344.42	13.99	22.00	955.77	-21.00	-35.45	920.32
900020539	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	4,328.30	13.99	22.00	952.23	-24.00	-40.37	911.86
900021377	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	5807.46	11.99	22.00	1,277.64	6.00	11.61	1,289.25
900022075	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	5,736.13	11.99	22.00	1,261.95	-3.00	-5.73	1,256.22
900024697	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	2,578.45	11.99	22.00	567.26	-27.00	-23.19	544.07
900024704	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	7,712.82	9.99	22.00	1,696.82	-6.00	-12.84	1,683.98
900024724	8/1/2008	9/21/2008	Fund	Consumer Non Mortgage	5,415.10	11.99	22.00	1,191.32	-50.00	-90.18	1,101.15
900024748	8/1/2008	9/18/2009	Fund	Consumer Non Mortgage	150.63	9.99	22.00	33.14	-407.00	-17.01	16.13
900024956	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	4,465.43	9.99	22.00	982.39	-21.00	-26.02	956.37
900025000	8/1/2008	1/28/2011	Fund	Consumer Non Mortgage	1,033.91	8.99	22.00	227.46	-897.00	-231.60	-4.14
900026194	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	3966.59	17.50	22.00	872.65	1.00	1.93	874.58
900026583	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	2,321.88	13.99	22.00	510.81	-17.00	-15.34	495.47
900028354	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	3,219.02	9.99	22.00	708.18	-6.00	-5.36	702.82
900028373	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	2,818.21	12.99	22.00	620.01	-8.00	-8.14	611.87
900030365	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	2932.98	15.99	22.00	645.26	1.00	1.30	646.56
900030894	8/1/2008	11/21/2008	Fund	Consumer Non Mortgage	7,069.60	9.99	22.00	1,555.31	-110.00	-215.80	1,339.51
900030971	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	7,699.43	9.99	22.00	1,693.87	-21.00	-44.87	1,649.01
900031752	8/1/2008	9/22/2008	Fund	Consumer Non Mortgage	4,257.80	9.99	22.00	936.72	-51.00	-60.26	876.46
900034744	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	1063.94	15.99	22.00	234.07	2.00	0.95	235.01
900036151	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	1,699.94	17.50	22.00	373.99	-13.00	-10.74	363.24
900039519	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	4,250.49	20.10	22.00	935.11	-14.00	-33.22	901.88
900040687	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,301.51	23.99	22.00	286.33	-14.00	-12.14	274.19
71581013	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	2,810.31	13.99	22.00	618.27	-5.00	-5.46	612.81
71594422	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	956.02	15.99	22.00	210.32	-5.00	-2.12	208.20
900046848	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	1,230.89	21.00	22.00	270.80	-6.00	-4.31	266.49
72117939	8/1/2008	11/2/2008	Fund	Consumer Non Mortgage	5,221.05	7.99	22.00	1,148.63	-91.00	-105.45	1,043.18
900048630	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	4,453.04	9.99	22.00	979.67	-29.00	-35.84	943.83
900050160	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	2335.46	16.00	22.00	513.80	2.00	2.08	515.88
72396712	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	5,790.89	7.99	22.00	1,274.00	-29.00	-37.27	1,236.72
900051496	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	1177.39	18.25	22.00	259.03	1.00	0.60	259.62
900053354	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	1,085.87	18.25	22.00	238.89	-29.00	-15.96	222.93
900053758	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	1,188.84	20.99	22.00	261.54	-31.00	-21.49	240.06
72969390	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	938.25	16.99	22.00	206.42	-2.00	-0.89	205.53
72985254	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	618.09	18.25	22.00	135.98	-21.00	-6.58	129.40
73105138	8/1/2008	12/25/2008	Fund	Consumer Non Mortgage	156.63	18.25	22.00	34.46	-144.00	-11.43	23.02
900056269	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	1322.64	18.25	22.00	290.98	25.00	16.76	307.74
900057571	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	2524.34	22.99	22.00	555.35	10.00	16.12	571.48
900057753	8/1/2008	6/7/2008	Fund	Consumer Non Mortgage	1395.89	18.25	22.00	307.10	0.00	0.00	307.10
900058207	8/1/2008	9/8/2008	Fund	Consumer Non Mortgage	1,085.52	18.25	22.00	238.81	-37.00	-20.36	218.45
900058435	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	1,098.96	18.25	22.00	241.77	-8.00	-4.46	237.31
900060855	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	1371.12	18.25	22.00	301.65	0.00	0.00	301.65
900060875	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	1,298.88	17.65	22.00	285.75	-8.00	-5.09	280.66
900061016	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	227.47	16.77	22.00	50.04	0.00	0.00	50.04
900062849	8/1/2008	9/12/2008	Fund	Consumer Non Mortgage	1,023.88	18.25	22.00	225.25	-41.00	-21.28	203.97
900063054	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	1383.41	17.65	22.00	304.35	18.00	12.21	316.56
900063820	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	1,565.94	17.99	22.00	344.51	-15.00	-11.74	332.77
900064231	8/1/2008	6/15/2008	Fund	Consumer Non Mortgage	117.96	16.77	22.00	25.95	0.00	0.00	25.95
900068004	8/1/2008	3/20/2009	Fund	Consumer Non Mortgage	39.31	18.25	22.00	8.65	-229.00	-4.56	4.08
900071512	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	1,296.38	20.28	22.00	285.20	-26.00	-18.99	266.22
900071650	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	1614.94	17.65	22.00	355.29	15.00	11.88	367.16
900073231	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	1412.66	20.28	22.00	310.79	3.00	2.39	313.17
900076946	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	593.68	15.35	22.00	130.61	27.00	6.83	137.44
900081377	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	4,277.38	17.49	22.00	941.02	-23.00	-47.80	893.22

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
76592762	8/1/2008	9/3/2008	Fund	Consumer Non Mortgage	452.53	0.00	22.00	99.56	-32.00	0.00	99.56
76757175	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	137.34	20.49	22.00	30.21	6.00	0.47	30.68
76757482	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	116.50	20.49	22.00	25.63	-25.00	-1.66	23.97
900087031	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	2,472.48	19.25	22.00	543.95	-22.00	-29.09	514.86
900090729	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	1,219.11	18.25	22.00	268.20	-22.00	-13.60	254.61
900091170	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	1,406.08	17.65	22.00	309.34	-23.00	-15.86	293.48
77930794	8/1/2008	7/7/2008	Fund	Consumer Non Mortgage	1705.28	15.00	22.00	375.16	24.00	17.05	392.21
900092042	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	1569.86	18.25	22.00	345.37	7.00	5.57	350.94
900092406	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	1,252.96	18.25	22.00	275.65	-25.00	-15.88	259.77
78140212	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	111.04	21.99	22.00	24.43	-25.00	-1.70	22.73
78185346	8/1/2008	6/26/2008	Fund	Consumer Non Mortgage	338.67	21.99	22.00	74.51	0.00	0.00	74.51
900093447	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	1352.38	18.25	22.00	297.52	4.00	2.74	300.27
900094115	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	2,842.17	15.00	22.00	625.28	-8.00	-9.47	615.80
900094271	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	1281.78	18.25	22.00	281.99	1.00	0.65	282.64
900094677	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	2,539.01	15.99	22.00	558.58	-7.00	-7.89	550.69
900095454	8/1/2008	6/9/2011	Fund	Consumer Non Mortgage	976.29	7.99	22.00	214.78	-1,028.00	-222.75	-7.97
900095462	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	2,963.72	15.99	22.00	652.02	-7.00	-9.21	642.80
78569675	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	108.24	17.65	22.00	23.81	-23.00	-1.22	22.59
900096022	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	1,262.89	18.25	22.00	277.84	-29.00	-18.57	259.27
900096196	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	3,442.72	20.99	22.00	757.40	-20.00	-40.15	717.25
900096662	8/1/2008	9/27/2008	Fund	Consumer Non Mortgage	12,118.05	7.99	22.00	2,665.97	-56.00	-150.61	2,515.36
900096681	8/1/2008	7/1/2008	Fund	Consumer Non Mortgage	309.92	19.01	22.00	68.18	30.00	4.91	73.09
900096722	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	3,261.94	13.98	22.00	717.63	-8.00	-10.13	707.49
79107449	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	2,694.79	20.99	22.00	592.85	-6.00	-9.43	583.43
900098288	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	4,323.11	13.99	22.00	951.08	-9.00	-15.12	935.96
900098648	8/1/2008	2/7/2009	Fund	Consumer Non Mortgage	647.80	18.25	22.00	142.52	-186.00	-61.08	81.43
900099971	8/1/2008	10/10/2008	Fund	Consumer Non Mortgage	6,024.73	9.99	22.00	1,325.44	-69.00	-115.36	1,210.08
900100121	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	4,738.32	13.99	22.00	1,042.43	-12.00	-22.10	1,020.33
900100134	8/1/2008	10/10/2010	Fund	Consumer Non Mortgage	56.87	13.99	22.00	12.51	-789.00	-17.44	-4.93
900100140	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	7,526.50	7.99	22.00	1,655.83	-13.00	-21.72	1,634.11
900100142	8/1/2008	7/13/2011	Fund	Consumer Non Mortgage	1,030.38	7.99	22.00	226.68	-1,062.00	-242.87	-16.18
900100997	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	7,709.28	7.99	22.00	1,696.04	-13.00	-22.24	1,673.80
900101014	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	1,515.50	20.28	22.00	333.41	-7.00	-5.98	327.43
900101801	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	7,049.98	7.99	22.00	1,551.00	-14.00	-21.91	1,529.09
80152784	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	651.67	20.49	22.00	143.37	-28.00	-10.39	132.98
900102884	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	6,336.93	11.99	22.00	1,394.12	-19.00	-40.10	1,354.02
900102887	8/1/2008	9/27/2008	Fund	Consumer Non Mortgage	6,284.26	9.99	22.00	1,382.54	-56.00	-97.66	1,284.88
900102936	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	7,498.73	7.99	22.00	1,649.72	-15.00	-24.96	1,624.76
900102963	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	6,529.49	9.99	22.00	1,436.49	-16.00	-28.99	1,407.50
900102996	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	2,822.10	17.99	22.00	620.86	-15.00	-21.15	599.71
900103373	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	1,369.82	18.25	22.00	301.36	-13.00	-9.03	292.33
900103402	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	662.1	16.77	22.00	145.66	7.00	2.16	147.82
900103421	8/1/2008	8/14/2009	Fund	Consumer Non Mortgage	26.39	18.25	22.00	5.81	-373.00	-4.99	0.82
900104343	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	4,764.13	13.99	22.00	1,048.11	-19.00	-35.18	1,012.93
900105187	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	6,658.90	13.98	22.00	1,464.96	-19.00	-49.13	1,415.83
80636569	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	524.80	19.00	22.00	115.46	-15.00	-4.15	111.30
900105785	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	6,565.46	9.99	22.00	1,444.40	-21.00	-38.26	1,406.14
900107451	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	1,415.88	20.99	22.00	311.49	-20.00	-16.51	294.98
82710293	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	2,307.55	21.00	22.00	507.66	-4.00	-5.38	502.28
82825656	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	905.21	18.25	22.00	199.15	-20.00	-9.18	189.97
83100327	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	426.76	17.65	22.00	93.89	-12.00	-2.51	91.38
83309475	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	974.19	20.49	22.00	214.32	-12.00	-6.65	207.67
900117846	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	1533.47	19.99	22.00	337.36	20.00	17.03	354.39
900117966	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	1495.32	19.99	22.00	328.97	20.00	16.61	345.58

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900117989	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,410.55	19.99	22.00	310.32	-10.00	-7.83	302.49
900118767	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	400.59	22.66	22.00	88.13	20.00	5.04	93.17
900119762	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	1502.6	19.99	22.00	330.57	18.00	15.02	345.59
900119778	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,394.14	19.99	22.00	306.71	-12.00	-9.29	297.42
900119871	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,406.02	19.99	22.00	309.32	-12.00	-9.37	299.96
900119991	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	2,197.13	15.00	22.00	483.37	-12.00	-10.99	472.38
900120045	8/1/2008	1/13/2009	Fund	Consumer Non Mortgage	201.13	19.99	22.00	44.25	-162.00	-18.09	26.16
900120086	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	3,534.55	20.99	22.00	777.60	-14.00	-28.85	748.75
84025757	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	757.75	20.49	22.00	166.71	-1.00	-0.43	166.27
900120860	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,426.05	18.25	22.00	313.73	-12.00	-8.68	305.06
900121238	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	1,420.12	19.99	22.00	312.43	-13.00	-10.25	302.18
900121629	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	1,414.56	19.99	22.00	311.20	-13.00	-10.21	300.99
900121639	8/1/2008	9/29/2008	Fund	Consumer Non Mortgage	1,901.47	15.00	22.00	418.32	-58.00	-45.95	372.37
900121803	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	1561.91	18.25	22.00	343.62	17.00	13.46	357.08
84336893	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	433.00	20.49	22.00	95.26	-15.00	-3.70	91.56
84384701	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	541.25	20.49	22.00	119.08	13.00	4.00	123.08
84422994	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	491.20	17.65	22.00	108.06	-15.00	-3.61	104.45
900122913	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,407.94	19.99	22.00	309.75	-14.00	-10.95	298.80
900124544	8/1/2008	9/18/2008	Fund	Consumer Non Mortgage	1,502.84	20.99	22.00	330.62	-47.00	-41.18	289.44
900125216	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	332.98	16.77	22.00	73.26	13.00	2.02	75.27
900125486	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	254.98	16.77	22.00	56.10	-17.00	-2.02	54.08
84808396	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	2,967.40	0.00	22.00	652.83	-17.00	0.00	652.83
84823213	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	133.73	6.00	22.00	29.42	-16.00	-0.36	29.06
900127016	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	3,465.63	19.79	22.00	762.44	-20.00	-38.10	724.34
900127288	8/1/2008	3/21/2009	Fund	Consumer Non Mortgage	253.88	19.99	22.00	55.85	-230.00	-32.42	23.43
84833613	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	403.79	18.25	22.00	88.83	-18.00	-3.68	85.15
900128126	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	1,404.73	19.99	22.00	309.04	-21.00	-16.38	292.66
900128337	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	533.44	21.00	22.00	117.36	29.00	9.02	126.38
900128926	8/1/2008	9/25/2008	Fund	Consumer Non Mortgage	1,297.40	19.99	22.00	285.43	-54.00	-38.90	246.53
900129050	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	1,431.00	18.25	22.00	314.82	-21.00	-15.23	299.59
900129052	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	1,388.83	19.99	22.00	305.54	-24.00	-18.51	287.03
85177537	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	63.83	18.25	22.00	14.04	-17.00	-0.55	13.49
85283071	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	409.99	18.25	22.00	90.20	-17.00	-3.53	86.66
900129936	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	1,393.68	19.99	22.00	306.61	-25.00	-19.35	287.26
85575244	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	466.02	20.49	22.00	102.52	-19.00	-5.04	97.48
900130748	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	8,675.02	13.99	22.00	1,908.50	-8.00	-26.97	1,881.53
900130815	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	1495.23	19.99	22.00	328.95	4.00	3.32	332.27
900130833	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	1,359.93	19.99	22.00	299.18	-26.00	-19.63	279.55
900131557	8/1/2008	6/28/2008	Fund	Consumer Non Mortgage	1483	19.99	22.00	326.26	0.00	0.00	326.26
900131590	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	2,128.52	19.99	22.00	468.27	-27.00	-31.91	436.36
85669269	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	395.52	18.25	22.00	87.01	-19.00	-3.81	83.20
85932728	8/1/2008	10/19/2008	Fund	Consumer Non Mortgage	681.10	20.49	22.00	149.84	-78.00	-30.24	119.60
900132464	8/1/2008	3/1/2009	Fund	Consumer Non Mortgage	611.33	19.99	22.00	134.49	-210.00	-71.29	63.21
900132934	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	3508.68	20.99	22.00	771.91	15.00	30.69	802.60
86499077	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	8,725.69	7.99	22.00	1,919.65	-7.00	-13.56	1,906.10
86500542	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	7,117.72	9.99	22.00	1,565.90	-7.00	-13.83	1,552.07
86576843	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	1,817.15	8.99	22.00	399.77	-8.00	-3.63	396.14
86584564	8/1/2008	9/9/2008	Fund	Consumer Non Mortgage	6,954.79	9.99	22.00	1,530.05	-38.00	-73.34	1,456.72
900133785	8/1/2008	9/5/2008	Fund	Consumer Non Mortgage	3,362.02	24.99	22.00	739.64	-34.00	-79.35	660.30
900134343	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	5,243.24	13.99	22.00	1,153.51	-25.00	-50.94	1,102.57
86835864	8/1/2008	9/19/2008	Fund	Consumer Non Mortgage	63.80	16.77	22.00	14.04	-48.00	-1.43	12.61
900134889	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	2248.44	24.04	22.00	494.66	25.00	37.54	532.19
86874046	8/1/2008	11/20/2008	Fund	Consumer Non Mortgage	263.59	18.25	22.00	57.99	-109.00	-14.57	43.42
900136042	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	1,471.68	19.99	22.00	323.77	-3.00	-2.45	321.32

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900136051	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	1616.47	19.99	22.00	355.62	27.00	24.23	379.86
900136073	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	1,502.17	19.99	22.00	330.48	-3.00	-2.50	327.98
87208768	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	291.04	18.25	22.00	64.03	22.00	3.25	67.27
900137293	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	1,432.32	18.99	22.00	315.11	-4.00	-3.02	312.09
900138249	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	3,248.41	18.99	22.00	714.65	-8.00	-13.71	700.94
900138694	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	1,518.89	18.25	22.00	334.16	-7.00	-5.39	328.77
900139282	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	1717.81	15.99	22.00	377.92	22.00	16.79	394.70
900141279	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	398.85	16.77	22.00	87.75	-9.00	-1.67	86.07
900142368	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	488.25	17.50	22.00	107.42	-15.00	-3.56	103.85
87428105	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	1485.32	18.25	22.00	326.77	0.00	0.00	326.77
87591525	8/1/2008	5/10/2010	Fund	Consumer Non Mortgage	579.66	9.99	22.00	127.53	-639.00	-102.79	24.74
900143106	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	422.64	16.77	22.00	92.98	20.00	3.94	96.92
87940605	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	453.44	17.65	22.00	99.76	-23.00	-5.11	94.64
900145227	8/1/2008	12/3/2009	Fund	Consumer Non Mortgage	151.58	21.00	22.00	33.35	-482.00	-42.62	-9.27
900146246	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	3092.28	20.99	22.00	680.30	0.00	0.00	680.30
87946260	8/1/2008	9/30/2008	Fund	Consumer Non Mortgage	89.23	18.25	22.00	19.63	-59.00	-2.67	16.96
88053017	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	7,028.00	8.99	22.00	1,546.16	-10.00	-17.55	1,528.61
88053916	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	5,173.09	11.99	22.00	1,138.08	-10.00	-17.23	1,120.85
88054189	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,942.29	13.99	22.00	427.30	-10.00	-7.55	419.76
900146560	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	2671.51	23.00	22.00	587.73	29.00	49.50	637.23
88612887	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	1,758.01	9.99	22.00	386.76	-11.00	-5.37	381.40
88724944	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	1,223.82	17.50	22.00	269.24	-22.00	-13.09	256.15
900148478	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	3,242.00	20.99	22.00	713.24	-2.00	-3.78	709.46
900148538	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	1,999.75	18.99	22.00	439.95	-2.00	-2.11	437.84
900148583	8/1/2008	9/3/2008	Fund	Consumer Non Mortgage	464.20	17.99	22.00	102.12	-32.00	-7.42	94.70
89144662	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	541.20	17.65	22.00	119.06	-8.00	-2.12	116.94
900151436	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	2,718.52	15.99	22.00	598.07	-8.00	-9.66	588.41
900151953	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	3093.6	19.55	22.00	680.59	5.00	8.40	688.99
900153282	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	1,705.86	20.99	22.00	375.29	-13.00	-12.93	362.36
89873690	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	917.53	18.25	22.00	201.86	-22.00	-10.23	191.62
89883964	8/1/2008	10/26/2008	Fund	Consumer Non Mortgage	477.52	18.25	22.00	105.05	-85.00	-20.58	84.48
900153673	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	4512.18	15.00	22.00	992.68	0.00	0.00	992.68
900155593	8/1/2008	6/14/2008	Fund	Consumer Non Mortgage	3691.41	19.50	22.00	812.11	0.00	0.00	812.11
900155909	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	1,501.03	18.25	22.00	330.23	-29.00	-22.07	308.16
900156209	8/1/2008	10/31/2008	Fund	Consumer Non Mortgage	815.90	18.25	22.00	179.50	-89.00	-36.81	142.69
90842084	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	7,141.04	9.99	22.00	1,571.03	-18.00	-35.67	1,535.36
900156760	8/1/2008	9/15/2011	Fund	Consumer Non Mortgage	1,375.71	23.99	22.00	302.66	-1,124.00	-1,030.56	-727.91
900157787	8/1/2008	9/13/2008	Fund	Consumer Non Mortgage	2,989.03	19.58	22.00	657.59	-42.00	-68.28	589.31
900157869	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	931.78	16.77	22.00	204.99	0.00	0.00	204.99
900158523	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	1,732.00	20.28	22.00	381.04	-31.00	-30.25	350.79
900158530	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	1,840.25	20.28	22.00	404.86	-1.00	-1.04	403.82
91267957	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	499.8	17.65	22.00	109.96	1.00	0.25	110.20
900159380	8/1/2008	9/3/2008	Fund	Consumer Non Mortgage	383.97	17.00	22.00	84.47	-32.00	-5.80	78.67
900160858	8/1/2008	12/6/2009	Fund	Consumer Non Mortgage	401.21	19.80	22.00	88.27	-485.00	-107.02	-18.76
900161069	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	1,808.00	20.28	22.00	397.76	-5.00	-5.09	392.67
900161892	8/1/2008	1/7/2009	Fund	Consumer Non Mortgage	715.48	18.25	22.00	157.41	-156.00	-56.58	100.82
900163208	8/1/2008	6/13/2008	Fund	Consumer Non Mortgage	127.33	23.99	22.00	28.01	0.00	0.00	28.01
93171351	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	1,296.35	22.50	22.00	285.20	-22.00	-17.82	267.37
900163692	8/1/2008	9/7/2008	Fund	Consumer Non Mortgage	1,732.00	20.28	22.00	381.04	-36.00	-35.12	345.92
900164176	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	758.93	18.01	22.00	166.96	-6.00	-2.28	164.69
93534344	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	4,602.47	11.99	22.00	1,012.54	-23.00	-35.26	977.29
93534801	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	5149.7	11.99	22.00	1,132.93	7.00	12.01	1,144.94
93608722	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	8,231.97	8.99	22.00	1,811.03	-23.00	-47.28	1,763.75
93608971	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	5,007.48	9.99	22.00	1,101.65	-23.00	-31.96	1,069.69

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
93611857	8/1/2008	1/24/2010	Fund	Consumer Non Mortgage	1,339.54	9.99	22.00	294.70	-533.00	-198.13	96.57
93613056	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	6,940.11	7.99	22.00	1,526.82	-23.00	-35.43	1,491.40
900165155	8/1/2008	9/24/2008	Fund	Consumer Non Mortgage	2,982.94	19.57	22.00	656.25	-53.00	-85.94	570.30
900165157	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	2,948.34	19.58	22.00	648.63	-21.00	-33.67	614.96
900165348	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	430.97	16.77	22.00	94.81	-8.00	-1.61	93.21
94059877	8/1/2008	11/25/2008	Fund	Consumer Non Mortgage	1,683.24	9.99	22.00	370.31	-114.00	-53.25	317.06
900166659	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	467.80	16.77	22.00	102.92	-9.00	-1.96	100.95
900168383	8/1/2008	10/14/2008	Fund	Consumer Non Mortgage	1,342.30	18.25	22.00	295.31	-73.00	-49.67	245.63
95853118	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	8,684.20	7.99	22.00	1,910.52	-28.00	-53.97	1,856.56
900170626	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	801.46	20.99	22.00	176.32	5.00	2.34	178.66
900171557	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	2,147.94	23.50	22.00	472.55	-1.00	-1.40	471.14
900171705	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	1,595.69	18.25	22.00	351.05	-19.00	-15.37	335.68
900173620	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	3,393.43	13.98	22.00	746.55	-23.00	-30.32	716.24
900173771	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	4,524.58	19.94	22.00	995.41	-5.00	-12.53	982.88
900176495	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	3,194.05	21.00	22.00	702.69	-18.00	-33.54	669.15
900177892	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	3,524.96	13.98	22.00	775.49	-4.00	-5.48	770.01
900180623	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	3,179.33	19.57	22.00	699.45	-10.00	-17.28	682.17
900181644	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	3,486.03	21.00	22.00	766.93	-13.00	-26.44	740.49
900181731	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	3,503.01	13.98	22.00	770.66	-11.00	-14.97	755.69
900012378	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	5,575.58	11.99	22.00	1,226.63	-13.00	-24.14	1,202.49
900183873	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	8483.07	8.99	22.00	1,866.28	5.00	10.59	1,876.87
900183945	8/1/2008	7/20/2009	Fund	Consumer Non Mortgage	4,241.78	9.50	22.00	933.19	-349.00	-390.66	542.54
900183965	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	3,088.08	15.98	22.00	679.38	-18.00	-24.67	654.70
900183995	8/1/2008	9/20/2008	Fund	Consumer Non Mortgage	5,928.03	9.99	22.00	1,304.17	-49.00	-80.61	1,223.56
900184024	8/1/2008	4/26/2009	Fund	Consumer Non Mortgage	6,434.47	8.99	22.00	1,415.58	-265.00	-425.81	989.77
900014447	8/1/2008	10/18/2008	Fund	Consumer Non Mortgage	4,944.50	11.99	22.00	1,087.79	-77.00	-126.80	960.99
900185396	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	4175.3	23.99	22.00	918.57	10.00	27.82	946.39
900187167	8/1/2008	9/6/2008	Fund	Consumer Non Mortgage	5,006.95	13.96	22.00	1,101.53	-35.00	-67.96	1,033.57
900016474	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	3,319.84	15.00	22.00	730.36	-20.00	-27.67	702.70
900016933	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	2,520.52	9.99	22.00	554.51	-13.00	-9.09	545.42
900017404	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	2,467.40	11.99	22.00	542.83	-24.00	-19.72	523.11
900017431	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	3,038.67	11.99	22.00	668.51	-17.00	-17.20	651.30
900017570	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	2,464.47	9.99	22.00	542.18	-25.00	-17.10	525.09
900019322	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	5,720.39	11.99	22.00	1,258.49	-17.00	-32.39	1,226.10
900021360	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	3,027.04	11.99	22.00	665.95	-24.00	-24.20	641.75
900021682	8/1/2008	5/24/2010	Fund	Consumer Non Mortgage	2,997.87	9.99	22.00	659.53	-653.00	-543.24	116.29
900023869	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	2859.9	15.99	22.00	629.18	3.00	3.81	632.99
900023906	8/1/2008	9/4/2008	Fund	Consumer Non Mortgage	5,320.08	8.99	22.00	1,170.42	-33.00	-43.84	1,126.58
900023936	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	4374.04	12.99	22.00	962.29	1.00	1.58	963.87
900024603	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	7,542.58	9.99	22.00	1,659.37	-27.00	-56.51	1,602.85
900024928	8/1/2008	5/18/2009	Fund	Consumer Non Mortgage	678.82	9.99	22.00	149.34	-287.00	-54.06	95.28
900026521	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	3080.31	8.99	22.00	677.67	2.00	1.54	679.21
900028337	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	3,044.49	8.99	22.00	669.79	-7.00	-5.32	664.47
900028365	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	5,743.97	11.99	22.00	1,263.67	-17.00	-32.52	1,231.15
900029011	8/1/2008	10/3/2008	Fund	Consumer Non Mortgage	9,066.85	8.99	22.00	1,994.71	-62.00	-140.38	1,854.33
900030721	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	9,347.09	7.99	22.00	2,056.36	-20.00	-41.49	2,014.87
900030735	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	4,567.82	9.99	22.00	1,004.92	-6.00	-7.61	997.31
900030848	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	9,488.93	8.99	22.00	2,087.56	-20.00	-47.39	2,040.17
900030966	8/1/2008	9/29/2009	Fund	Consumer Non Mortgage	3,182.23	11.99	22.00	700.09	-418.00	-443.02	257.07
900032657	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	2,283.17	24.00	22.00	502.30	-18.00	-27.39	474.91
900034232	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	5,501.63	8.99	22.00	1,210.36	-20.00	-27.48	1,182.88
900035429	8/1/2008	9/21/2008	Fund	Consumer Non Mortgage	7,416.32	9.99	22.00	1,631.59	-50.00	-102.90	1,528.69
900197671	8/1/2008	4/14/2010	Fund	Consumer Non Mortgage	888.32	24.99	22.00	195.43	-613.00	-378.00	-182.57
900204207	8/1/2008	1/25/2009	Fund	Consumer Non Mortgage	283.86	19.99	22.00	62.45	-174.00	-27.43	35.02

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900205372	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	2161.32	20.28	22.00	475.49	6.00	7.30	482.80
900205374	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	2,062.82	20.28	22.00	453.82	-24.00	-27.89	425.93
900205427	8/1/2008	6/24/2008	Fund	Consumer Non Mortgage	2263.64	17.65	22.00	498.00	0.00	0.00	498.00
900205558	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	2161.16	17.65	22.00	475.46	6.00	6.36	481.81
900039814	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	2,476.50	16.20	22.00	544.83	-14.00	-15.60	529.23
900207043	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	2142.97	17.65	22.00	471.45	5.00	5.25	476.71
900042309	8/1/2008	7/1/2008	Fund	Consumer Non Mortgage	2145.42	24.03	22.00	471.99	30.00	42.96	514.96
900044334	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	3,225.35	17.99	22.00	709.58	-5.00	-8.06	701.52
900048047	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	5,269.48	11.99	22.00	1,159.29	-6.00	-10.53	1,148.76
900052504	8/1/2008	9/30/2008	Fund	Consumer Non Mortgage	923.97	18.25	22.00	203.27	-59.00	-27.64	175.64
900213270	8/1/2008	8/17/2009	Fund	Consumer Non Mortgage	2,839.28	19.99	22.00	624.64	-226.00	-356.31	268.33
900055224	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	1,201.25	20.28	22.00	264.28	-31.00	-20.98	243.30
900056234	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	1138.86	18.25	22.00	250.55	9.00	5.20	255.75
900056788	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	1,191.11	18.25	22.00	262.04	-6.00	-3.62	258.42
900057257	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	1,186.92	18.25	22.00	261.12	-6.00	.3.61	257.51
900059069	8/1/2008	2/8/2009	Fund	Consumer Non Mortgage	566.70	17.65	22.00	124.67	-187.00	-51.96	72.72
900059497	8/1/2008	6/9/2009	Fund	Consumer Non Mortgage	101.85	18.25	22.00	22.41	-308.00	-15.90	6.50
900061404	8/1/2008	10/9/2008	Fund	Consumer Non Mortgage	888.07	18.25	22.00	195.38	-68.00	-30.61	164.76
900061893	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	1679.59	17.65	22.00	369.51	0.00	0.00	369.51
900062388	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,268.50	20.28	22.00	279.07	-12.00	-8.57	270.50
900062463	8/1/2008	2/13/2009	Fund	Consumer Non Mortgage	163.30	18.25	22.00	35.93	-192.00	-15.89	20.03
900217780	8/1/2008	10/28/2008	Fund	Consumer Non Mortgage	1,569.25	19.99	22.00	345.24	-87.00	-75.81	269.43
900063623	8/1/2008	6/14/2008	Fund	Consumer Non Mortgage	166	14.28	22.00	36.52	0.00	0.00	36.52
900064147	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	967.32	18.25	22.00	212.81	-14.00	-6.87	205.95
900064149	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,216.16	17.99	22.00	267.56	-14.00	-8.51	259.05
900064182	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	1,282.12	17.65	22.00	282.07	-13.00	-8.17	273.89
900221014	8/1/2008	11/16/2008	Fund	Consumer Non Mortgage	1,808.17	17.65	22.00	397.80	-105.00	-93.08	304.71
900071044	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	4,590.65	7.99	22.00	1,009.94	-23.00	-23.43	986.51
900071693	8/1/2008	6/30/2008	Fund	Consumer Non Mortgage	24644.11	13.99	22.00	5,421.70	0.00	0.00	5,421.70
900221940	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	1,456.25	16.77	22.00	320.38	-1.00	-0.68	319.70
900077962	8/1/2008	9/17/2008	Fund	Consumer Non Mortgage	2,458.23	20.99	22.00	540.81	-46.00	-65.93	474.88
900229654	8/1/2008	6/8/2008	Fund	Consumer Non Mortgage	2698.87	19.99	22.00	593.75	0.00	0.00	593.75
900230475	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	3,081.12	17.49	22.00	677.85	-5.00	-7.49	670.36
900082585	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	1,622.06	20.99	22.00	356.85	-11.00	-10.40	346.45
900240943	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	1,397.88	22.49	22.00	307.53	-18.00	-15.72	291.81
900241200	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	4,109.28	21.49	22.00	904.04	-18.00	-44.16	859.88
900241592	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	2662.09	17.50	22.00	585.66	2.00	2.59	588.25
900244292	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	2381.28	17.65	22.00	523.88	11.00	12.84	536.72
900245558	8/1/2008	6/29/2008	Fund	Consumer Non Mortgage	200.89	19.99	22.00	442.16	0.00	0.00	442.16
900245631	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	1,466.31	19.99	22.00	322.59	-5.00	-4.07	318.52
900245705	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	2,274.50	20.28	22.00	500.39	-20.00	-25.62	474.77
900246570	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	2,054.03	16.35	22.00	451.89	-5.00	-4.66	447.22
900247443	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	2,268.00	20.28	22.00	498.96	-24.00	-30.66	468.30
900091802	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	7,440.63	7.99	22.00	1,636.94	-31.00	-51.19	1,585.74
900091817	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	1220.78	18.25	22.00	268.57	7.00	4.33	272.90
900247585	8/1/2008	7/25/2009	Fund	Consumer Non Mortgage	1,000.00	20.28	22.00	220.00	-354.00	-199.41	20.59
900248309	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	426.81	18.25	22.00	93.90	2.00	0.43	94.33
900249178	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	1044.64	19.99	22.00	229.82	27.00	15.66	245.48
900092846	8/1/2008	7/7/2008	Fund	Consumer Non Mortgage	2003.83	17.50	22.00	440.84	24.00	23.38	464.22
900251234	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	2,273.04	17.65	22.00	500.07	-27.00	-30.09	469.98
900093707	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	1,229.74	18.25	22.00	270.54	-25.00	-15.59	254.96
900094095	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	3,102.77	15.99	22.00	682.61	-16.00	-22.05	660.56
900094528	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	2054.36	23.49	22.00	451.96	1.00	1.34	453.30
900253543	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	2,272.92	17.65	22.00	500.04	-31.00	-34.55	465.50

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900255359	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	1,152.16	19.99	22.00	253.48	-15.00	-9.60	243.88
900256083	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	2,381.28	17.65	22.00	523.88	-3.00	-3.50	520.38
900257089	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	1410.42	23.49	22.00	310.29	0.00	0.00	310.29
900257373	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	2,075.01	19.99	22.00	456.50	-19.00	-21.89	434.61
900257573	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	3,163.85	19.99	22.00	696.05	-19.00	-33.38	662.67
900258171	8/1/2008	2/6/2009	Fund	Consumer Non Mortgage	1,695.52	17.65	22.00	373.01	-185.00	-153.79	219.23
900258174	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	2,386.69	17.65	22.00	525.07	-8.00	-9.36	515.71
900259233	8/1/2008	6/9/2008	Fund	Consumer Non Mortgage	2603.57	17.65	22.00	572.79	0.00	0.00	572.79
900261461	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	3,873.20	22.50	22.00	852.10	-1.00	-2.42	849.68
900095466	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	3,048.45	13.99	22.00	670.66	-20.00	-23.69	646.97
900096715	8/1/2008	9/8/2008	Fund	Consumer Non Mortgage	4,317.03	9.99	22.00	949.75	-37.00	-44.33	905.42
900097828	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	3,428.90	17.55	22.00	754.36	-2.00	-3.34	751.01
900265347	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	2,381.50	20.28	22.00	523.93	-16.00	-21.46	502.47
900099211	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	379.89	17.50	22.00	83.53	21.00	3.88	87.45
900099539	8/1/2008	9/7/2008	Fund	Consumer Non Mortgage	1,390.56	17.65	22.00	305.92	-36.00	-24.54	281.38
900099922	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	6,280.63	11.99	22.00	1,381.74	-21.00	-43.93	1,337.81
900099973	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	7,597.98	7.99	22.00	1,671.56	-9.00	-15.18	1,656.38
900100136	8/1/2008	11/10/2008	Fund	Consumer Non Mortgage	7,002.78	7.99	22.00	1,540.61	-99.00	-153.87	1,386.74
900100979	8/1/2008	9/13/2008	Fund	Consumer Non Mortgage	1,989.43	13.99	22.00	437.67	-42.00	-32.47	405.20
900102883	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	7,708.57	7.99	22.00	1,695.89	-15.00	-25.66	1,670.22
900103056	8/1/2008	1/27/2009	Fund	Consumer Non Mortgage	8,992.67	9.98	22.00	1,978.39	-176.00	-438.76	1,539.63
900267717	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	6194.07	18.25	22.00	1,362.70	6.00	18.84	1,381.54
900104114	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	9,574.83	9.99	22.00	2,106.46	-19.00	-50.48	2,055.98
900268356	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	1049.22	22.66	22.00	230.83	11.00	7.26	238.09
900104235	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,352.04	18.25	22.00	297.45	-14.00	-9.60	287.85
900104406	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	203.90	17.40	22.00	44.86	-16.00	-1.58	43.28
900104821	8/1/2008	5/21/2009	Fund	Consumer Non Mortgage	737.44	17.49	22.00	162.24	-290.00	-103.92	58.32
900105036	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	1,298.69	20.99	22.00	285.71	-16.00	-12.12	273.60
900269224	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	4,826.30	19.99	22.00	1,061.79	-2.00	-5.36	1,056.43
900269730	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	2,376.00	20.28	22.00	522.72	-22.00	-29.45	493.27
900269758	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	2,373.70	17.65	22.00	522.21	-22.00	-25.60	496.61
900270413	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	2,381.50	20.28	22.00	523.93	-23.00	-30.85	493.08
900107763	8/1/2008	10/23/2009	Fund	Consumer Non Mortgage	5,923.49	11.99	22.00	1,303.17	-442.00	-872.00	431.17
900110478	8/1/2008	8/31/2009	Fund	Consumer Non Mortgage	96.56	20.99	22.00	21.24	-389.00	-21.90	-0.66
900274217	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	2,381.28	17.65	22.00	523.88	-29.00	-33.86	490.02
900112576	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	4,135.00	17.50	22.00	909.70	-8.00	-16.08	893.62
900115219	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	1,551.15	20.99	22.00	341.25	-5.00	-4.52	336.73
900117816	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	2052.52	15.00	22.00	451.55	20.00	17.10	468.66
900120032	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,712.38	19.99	22.00	376.72	-12.00	-11.41	365.31
900120071	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	1,623.75	20.28	22.00	357.23	-11.00	-10.06	347.16
900121249	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	2274.69	15.00	22.00	500.43	17.00	16.11	516.54
900121464	8/1/2008	1/14/2009	Fund	Consumer Non Mortgage	256.20	19.99	22.00	56.36	-163.00	-23.19	33.18
900121525	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	8,449.01	9.99	22.00	1,858.78	-21.00	-49.24	1,809.55
900121529	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	1549.59	19.99	22.00	340.91	17.00	14.63	355.54
900121544	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	1409.73	19.99	22.00	310.14	17.00	13.31	323.45
900283130	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	2,489.75	20.28	22.00	547.75	-13.00	-18.23	529.51
900122463	8/1/2008	2/14/2009	Fund	Consumer Non Mortgage	914.16	17.65	22.00	201.12	-193.00	-86.50	114.61
900122697	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	1742	20.28	22.00	383.24	17.00	16.68	399.92
900123025	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,374.19	19.99	22.00	302.32	-14.00	-10.68	291.64
900123286	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	1735.66	20.28	22.00	381.85	16.00	15.64	397.49
900284463	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	2799.6	18.25	22.00	615.91	4.00	5.68	621.59
900124139	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	1,438.93	19.99	22.00	316.56	-29.00	-23.17	293.39
900124203	8/1/2008	10/18/2008	Fund	Consumer Non Mortgage	921.68	19.99	22.00	202.77	-77.00	-39.41	163.36
900124277	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,600.00	20.28	22.00	352.00	-14.00	-12.62	339.38

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900124487	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	380.22	16.77	22.00	83.65	16.00	2.83	86.48
900124535	8/1/2008	9/15/2008	Fund	Consumer Non Mortgage	146.98	16.77	22.00	32.34	-44.00	-3.01	29.32
900125007	8/1/2008	7/18/2009	Fund	Consumer Non Mortgage	146.74	18.25	22.00	32.28	-347.00	-25.81	6.47
900125196	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	280.56	19.01	22.00	61.72	-17.00	-2.52	59.20
900125352	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	1,427.21	19.99	22.00	313.99	-18.00	-14.26	299.72
900126203	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	1,322.01	19.99	22.00	290.84	-19.00	-13.95	276.89
900126460	8/1/2008	3/19/2009	Fund	Consumer Non Mortgage	85.04	18.25	22.00	18.71	-228.00	-9.83	8.88
900126472	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	5129.14	23.49	22.00	1,128.41	11.00	36.82	1,165.23
900127253	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	2283.86	17.65	22.00	502.45	10.00	11.20	513.65
900127772	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	1850.9	17.65	22.00	407.20	0.00	0.00	407.20
900129002	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	1491.76	19.99	22.00	328.19	6.00	4.97	333.16
900289380	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	2,489.75	20.28	22.00	547.75	-22.00	-30.85	516.89
900129993	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	1,379.63	19.99	22.00	303.52	-25.00	-19.15	284.37
900130728	8/1/2008	9/21/2008	Fund	Consumer Non Mortgage	1,795.38	17.65	22.00	394.98	-50.00	-44.01	350.97
900130730	8/1/2008	11/29/2009	Fund	Consumer Non Mortgage	58.07	26.99	22.00	12.78	-478.00	-20.81	-8.03
900131354	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	1,689.02	15.99	22.00	371.58	-29.00	-21.76	349.83
900290438	8/1/2008	10/24/2008	Fund	Consumer Non Mortgage	2,222.75	20.28	22.00	489.01	-83.00	-103.92	385.08
900292445	8/1/2008	11/27/2008	Fund	Consumer Non Mortgage	720.58	22.66	22.00	158.53	-116.00	-52.61	105.92
900133406	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	401.56	19.01	22.00	88.34	2.00	0.42	88.77
900134292	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	1557.57	18.25	22.00	342.67	1.00	0.79	343.46
900293036	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	2,489.75	20.28	22.00	547.75	-27.00	-37.87	509.88
900293053	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	1,064.36	19.01	22.00	234.16	-28.00	-15.74	218.42
900134586	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	1705.15	17.65	22.00	375.13	1.00	0.84	375.97
900136029	8/1/2008	9/3/2008	Fund	Consumer Non Mortgage	1,407.05	18.25	22.00	309.55	-32.00	-22.83	286.73
900293574	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	230.97	19.25	22.00	50.81	1.00	0.12	50.94
900293621	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	2056.15	19.99	22.00	452.35	17.00	19.41	471.76
900293944	8/1/2008	11/2/2008	Fund	Consumer Non Mortgage	1,464.11	8.00	22.00	322.10	-91.00	-29.61	292.50
900294217	8/1/2008	3/29/2009	Fund	Consumer Non Mortgage	1,696.00	20.28	22.00	373.12	-238.00	-227.38	145.74
900294335	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	6,329.00	24.00	22.00	1,392.38	-5.00	-21.10	1,371.28
900136143	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	1,490.94	18.25	22.00	328.01	-3.00	-2.27	325.74
900137799	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	3,515.81	21.00	22.00	773.48	-7.00	-14.36	759.12
900294688	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	2,489.52	17.65	22.00	547.69	-28.00	-34.18	513.52
900140391	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	1840.25	20.28	22.00	404.86	22.00	22.81	427.66
900297272	8/1/2008	6/23/2008	Fund	Consumer Non Mortgage	6816.7	15.99	22.00	1,499.67	0.00	0.00	1,499.67
900143095	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	3770.9	21.49	22.00	829.60	5.00	11.26	840.85
900143563	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	2634.96	23.99	22.00	579.69	29.00	50.92	630.61
900298054	8/1/2008	2/20/2009	Fund	Consumer Non Mortgage	5,715.57	13.99	22.00	1,257.43	-199.00	-442.01	815.42
900298087	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	7,866.00	18.99	22.00	1,730.52	-6.00	-24.90	1,705.62
900298448	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	2,489.75	20.28	22.00	547.75	-23.00	-32.26	515.49
900143933	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,406.04	18.25	22.00	309.33	-14.00	-9.98	299.35
900144236	8/1/2008	6/30/2008	Fund	Consumer Non Mortgage	2180.02	20.99	22.00	479.60	0.00	0.00	479.60
900144335	8/1/2008	1/13/2009	Fund	Consumer Non Mortgage	1,101.06	18.99	22.00	242.23	-162.00	-94.09	148.14
900145587	8/1/2008	9/1/2008	Fund	Consumer Non Mortgage	2,917.82	18.99	22.00	641.92	-30.00	-46.17	595.75
900147834	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	1631.11	23.99	22.00	358.84	17.00	18.48	377.32
900148755	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	1584.27	18.25	22.00	348.54	15.00	12.05	360.59
900151931	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	2167.15	23.32	22.00	476.77	21.00	29.48	506.25
900153798	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	2,482.07	20.99	22.00	546.06	-12.00	-17.37	528.69
900153950	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	1985.07	20.99	22.00	436.72	17.00	19.68	456.39
900154206	8/1/2008	3/14/2010	Fund	Consumer Non Mortgage	70.25	17.50	22.00	15.46	-583.00	-19.91	-4.45
900154455	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	1578.71	18.25	22.00	347.32	1.00	0.80	348.12
900154701	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	2233.51	29.99	22.00	491.37	29.00	53.96	545.33
900155210	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	3501.16	19.50	22.00	770.26	1.00	1.90	772.15
900155542	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	1486.35	20.99	22.00	327.00	17.00	14.73	341.73
900156212	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	1,732.00	20.28	22.00	381.04	-29.00	-28.29	352.75

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900157112	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	1,854.71	18.87	22.00	408.04	-2.00	-1.94	406.09
900305647	8/1/2008	7/19/2008	Fund	Consumer Non Mortgage	134.38	22.50	22.00	29.56	12.00	1.01	30.57
900158400	8/1/2008	10/31/2008	Fund	Consumer Non Mortgage	737.06	18.25	22.00	162.15	-89.00	-33.25	128.90
900158852	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	1691.85	18.25	22.00	372.21	29.00	24.87	397.08
900159534	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	500.00	16.77	22.00	110.00	-2.00	-0.47	109.53
900160582	8/1/2008	9/7/2008	Fund	Consumer Non Mortgage	1,751.70	22.49	22.00	385.37	-36.00	-39.40	345.97
900307478	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	3794.72	17.49	22.00	834.84	29.00	53.48	888.32
900163579	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	3905.7	22.49	22.00	859.25	16.00	39.04	898.30
900164700	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	1,449.91	20.99	22.00	318.98	-8.00	-6.76	312.22
900310410	8/1/2008	9/7/2008	Fund	Consumer Non Mortgage	9,453.92	9.99	22.00	2,079.86	-36.00	-94.44	1,985.42
900165158	8/1/2008	1/9/2009	Fund	Consumer Non Mortgage	165.18	18.25	22.00	36.34	-158.00	-13.23	23.11
900167598	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	496.44	22.66	22.00	109.22	-13.00	-4.06	105.15
900168041	8/1/2008	6/15/2008	Fund	Consumer Non Mortgage	74.84	23.50	22.00	16.46	0.00	0.00	16.46
900168088	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	2759.65	19.25	22.00	607.12	16.00	23.61	630.73
900168221	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	3,944.34	12.98	22.00	867.75	-14.00	-19.91	847.84
900313500	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	4,413.51	24.00	22.00	970.97	-1.00	-2.94	968.03
900168841	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	448.69	20.99	22.00	98.71	-12.00	-3.14	95.57
900168888	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	593.56	16.95	22.00	130.58	15.00	4.19	134.78
900169015	8/1/2008	8/16/2009	Fund	Consumer Non Mortgage	1,339.09	12.98	22.00	294.60	-375.00	-181.06	113.54
900169385	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	2485.55	20.99	22.00	546.82	27.00	39.13	585.95
900314550	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	2,763.38	15.99	22.00	607.94	-22.00	-27.00	580.94
900172109	8/1/2008	10/7/2010	Fund	Consumer Non Mortgage	1,377.92	15.99	22.00	303.14	-786.00	-481.05	-177.91
900172187	8/1/2008	6/21/2009	Fund	Consumer Non Mortgage	665.00	20.28	22.00	146.30	-320.00	-119.87	26.43
900172633	8/1/2008	6/6/2008	Fund	Consumer Non Mortgage	8069.79	17.49	22.00	1,775.35	0.00	0.00	1,775.35
900172930	8/1/2008	11/23/2008	Fund	Consumer Non Mortgage	2,927.13	13.98	22.00	643.97	-112.00	-127.35	516.62
900172977	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	1,614.20	18.25	22.00	355.12	-22.00	-18.00	337.12
900173024	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	1715.58	18.25	22.00	377.43	8.00	6.96	384.39
900320161	8/1/2008	9/12/2008	Fund	Consumer Non Mortgage	1,927.04	20.99	22.00	423.95	-41.00	-46.07	377.88
900322892	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	1,618.96	20.99	22.00	356.17	-1.00	-0.94	355.23
900179943	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	1,733.55	20.99	22.00	381.38	-9.00	-9.10	372.28
900180220	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	4523.77	17.49	22.00	995.23	20.00	43.96	1,039.19
900180516	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	6,734.90	9.98	22.00	1,481.68	-11.00	-20.54	1,461.14
900182674	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	6,443.19	11.99	22.00	1,417.50	-18.00	-38.63	1,378.87
900182814	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,201.09	20.99	22.00	264.24	-12.00	-8.40	255.84
900183853	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	3,229.35	9.98	22.00	710.46	-23.00	-20.59	689.87
900184043	8/1/2008	9/19/2008	Fund	Consumer Non Mortgage	6,410.03	11.99	22.00	1,410.21	-48.00	-102.48	1,307.73
900185097	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	2,941.84	15.99	22.00	647.20	-23.00	-30.05	617.15
900329256	8/1/2008	10/25/2008	Fund	Consumer Non Mortgage	3,819.38	20.05	22.00	840.26	-84.00	-178.67	661.60
900187040	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	1457.44	17.49	22.00	320.64	6.00	4.25	324.89
900187157	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	6,692.91	9.99	22.00	1,472.44	-24.00	-44.57	1,427.87
900187218	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	7,937.43	7.99	22.00	1,746.23	-24.00	-42.28	1,703.95
900188554	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	3034.8	23.49	22.00	667.66	4.00	7.92	675.58
900189093	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	4,455.87	11.98	22.00	980.29	-27.00	-40.04	940.26
900191668	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	4,520.65	24.99	22.00	994.54	-3.00	-9.41	985.13
900195164	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	2,900.74	17.49	22.00	638.16	-10.00	-14.09	624.07
900199346	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	549.91	19.99	22.00	120.98	4.00	1.22	122.20
900205295	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	2161.07	20.28	22.00	475.44	6.00	7.30	482.74
900206348	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	2164.26	17.65	22.00	476.14	6.00	6.37	482.50
900207190	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	2,052.92	17.65	22.00	451.64	-25.00	-25.16	426.48
900366879	8/1/2008	8/7/2009	Fund	Consumer Non Mortgage	136.32	4.00	22.00	29.99	-366.00	-5.54	24.45
900211971	8/1/2008	6/18/2008	Fund	Consumer Non Mortgage	3781.21	19.90	22.00	831.87	0.00	0.00	831.87
900214182	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	1,116.64	22.50	22.00	245.66	-9.00	-6.28	239.38
900215544	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	5,357.92	13.74	22.00	1,178.74	-9.00	-18.40	1,160.34
900216506	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	2273.25	20.28	22.00	500.12	21.00	26.89	527.01

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900220501	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	1,703.07	19.99	22.00	374.68	-27.00	-25.53	349.14
900224725	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	5647.79	11.99	22.00	1,242.51	6.00	11.29	1,253.80
900232960	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	3,306.83	11.98	22.00	727.50	-17.00	-18.71	708.80
900233680	8/1/2008	7/17/2008	Fund	Consumer Non Mortgage	3975.97	20.99	22.00	874.71	14.00	32.45	907.17
900242453	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	2,273.04	17.65	22.00	500.07	-20.00	-22.29	477.78
900242659	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	1346.68	18.25	22.00	296.27	2.00	1.37	297.63
900242935	8/1/2008	10/29/2008	Fund	Consumer Non Mortgage	35.41	19.99	22.00	7.79	-88.00	-1.73	6.06
900246697	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	2,239.52	17.65	22.00	492.69	-21.00	-23.06	469.64
900247728	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	4970.54	23.99	22.00	1,093.52	2.00	6.62	1,100.14
900248291	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	2859.56	23.99	22.00	629.10	3.00	5.72	634.82
900248574	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	2,539.99	22.49	22.00	558.80	-28.00	-44.43	514.36
900249161	8/1/2008	10/3/2008	Fund	Consumer Non Mortgage	1,645.00	18.25	22.00	361.90	-62.00	-51.70	310.20
900249386	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	875.68	19.01	22.00	192.65	-26.00	-12.02	180.63
900250120	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	3,368.57	19.99	22.00	741.09	-28.00	-52.37	688.71
900250912	8/1/2008	3/29/2009	Fund	Consumer Non Mortgage	1,065.03	15.00	22.00	234.31	-238.00	-105.62	128.69
900255661	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	2316.9	17.49	22.00	509.72	25.00	28.14	537.86
900259056	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	90.11	19.99	22.00	200.22	0.00	0.00	200.22
900260246	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	1,743.70	19.99	22.00	383.61	-3.00	-2.90	380.71
900261870	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	1849.63	19.85	22.00	406.92	0.00	0.00	406.92
900264312	8/1/2008	9/17/2008	Fund	Consumer Non Mortgage	872.84	19.01	22.00	192.02	-46.00	-21.20	170.82
900264355	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	3529.35	24.00	22.00	776.46	0.00	0.00	776.46
900266127	8/1/2008	9/3/2008	Fund	Consumer Non Mortgage	2,606.78	22.49	22.00	573.49	-32.00	-52.12	521.37
900268209	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	4,250.66	17.99	22.00	935.15	-18.00	-38.23	896.91
900270230	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	3354.26	19.99	22.00	737.94	0.00	0.00	737.94
900272139	8/1/2008	6/7/2008	Fund	Consumer Non Mortgage	3327.31	19.99	22.00	732.01	0.00	0.00	732.01
900272160	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	1,127.20	17.49	22.00	247.98	-26.00	-14.24	233.74
900275681	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	9,102.91	7.99	22.00	2,002.64	-23.00	-46.47	1,956.17
900398899	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	12548.14	8.99	22.00	2,760.59	2.00	6.27	2,766.86
900400348	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	3,664.08	22.12	22.00	806.10	-29.00	-65.28	740.82
900401162	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	3694.31	19.99	22.00	812.75	0.00	0.00	812.75
900403120	8/1/2008	6/23/2008	Fund	Consumer Non Mortgage	6623.7	19.99	22.00	1,457.21	0.00	0.00	1,457.21
900287387	8/1/2008	4/21/2009	Fund	Consumer Non Mortgage	1,538.00	20.28	22.00	338.36	-260.00	-225.25	113.11
900289166	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	6,243.40	24.00	22.00	1,373.55	-26.00	-108.22	1,265.33
900292875	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	2598	20.28	22.00	571.56	3.00	4.39	575.95
900293208	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	3810.5	23.49	22.00	838.31	23.00	57.20	895.51
900293671	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	2,489.52	17.65	22.00	547.69	-27.00	-32.96	514.74
900294986	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	2568	20.28	22.00	564.96	1.00	1.45	566.41
900299046	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	6,143.12	9.99	22.00	1,351.49	-25.00	-42.62	1,308.87
900300445	8/1/2008	9/8/2008	Fund	Consumer Non Mortgage	2,501.37	17.65	22.00	550.30	-37.00	-45.38	504.93
900300636	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	1894.7	23.99	22.00	416.83	17.00	21.46	438.30
900302424	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	1,174.44	22.66	22.00	258.38	-11.00	-8.13	250.25
900302723	8/1/2008	11/13/2008	Fund	Consumer Non Mortgage	2,263.00	20.28	22.00	497.86	-102.00	-130.03	367.83
900303269	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	1,263.58	18.25	22.00	277.99	-26.00	-16.65	261.33
900304025	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	1,616.04	17.49	22.00	355.53	-17.00	-13.35	342.18
900307389	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	2706.25	20.28	22.00	595.38	11.00	16.77	612.14
900317619	8/1/2008	1/23/2009	Fund	Consumer Non Mortgage	6,480.62	8.99	22.00	1,425.74	-172.00	-278.36	1,147.38
900324134	8/1/2008	7/31/2010	Fund	Consumer Non Mortgage	3,759.99	7.99	22.00	827.20	-719.00	-600.01	227.19
900325423	8/1/2008	10/31/2009	Fund	Consumer Non Mortgage	1,617.57	15.99	22.00	355.87	-449.00	-322.59	33.27
900326690	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	9,946.88	13.99	22.00	2,188.31	-20.00	-77.31	2,111.00
900332569	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	9,600.65	9.99	22.00	2,112.14	-18.00	-47.96	2,064.19
900334675	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	4,341.03	15.99	22.00	955.03	-12.00	-23.14	931.89
900335100	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	5,017.46	23.99	22.00	1,103.84	-6.00	-20.06	1,083.78
900339565	8/1/2008	9/1/2008	Fund	Consumer Non Mortgage	4,292.58	13.99	22.00	944.37	-30.00	-50.04	894.32
900342365	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	5054.04	23.99	22.00	1,111.89	9.00	30.31	1,142.20

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900342448	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	6394.11	15.99	22.00	1,406.70	2.00	5.68	1,412.38
900363013	8/1/2008	9/13/2008	Fund	Consumer Non Mortgage	7,565.32	9.99	22.00	1,664.37	-42.00	-88.17	1,576.20
900370607	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	3547.45	21.18	22.00	780.44	0.00	0.00	780.44
900478821	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	7302.96	20.99	22.00	1,606.65	18.00	76.64	1,683.30
900388719	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	6491.42	20.99	22.00	1,428.11	11.00	41.63	1,469.75
900393909	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	1873.32	20.99	22.00	412.13	5.00	5.46	417.59
900408234	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	5611.68	10.99	22.00	1,234.57	18.00	30.83	1,265.40
900418973	8/1/2008	6/17/2009	Fund	Consumer Non Mortgage	59.08	29.99	22.00	13.00	-316.00	-15.55	-2.55
900593348	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	5,005.76	19.99	22.00	1,101.27	-2.00	-5.56	1,095.71
900594693	8/1/2008	9/3/2008	Fund	Consumer Non Mortgage	5,545.97	23.99	22.00	1,220.11	-32.00	-118.26	1,101.85
900594765	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	7288.26	20.37	22.00	1,603.42	28.00	115.44	1,718.86
900595738	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	5,211.73	19.99	22.00	1,146.58	-4.00	-11.58	1,135.00
900595838	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	3,360.57	22.71	22.00	739.33	-6.00	-12.72	726.61
900597132	8/1/2008	6/19/2008	Fund	Consumer Non Mortgage	6553.41	21.00	22.00	1,441.75	0.00	0.00	1,441.75
900598227	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	4913.46	21.41	22.00	1,080.96	0.00	0.00	1,080.96
900599168	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	1304.65	20.30	22.00	287.02	21.00	15.45	302.47
900599453	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	7228.79	21.49	22.00	1,590.33	22.00	94.93	1,685.27
900600507	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	3962.45	25.79	22.00	871.74	18.00	51.10	922.84
900600678	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	1667.55	32.99	22.00	366.86	0.00	0.00	366.86
900600793	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	7034.03	20.41	22.00	1,547.49	29.00	115.67	1,663.16
900600969	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	4210.41	22.11	22.00	926.29	0.00	0.00	926.29
900601147	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	2403.75	26.99	22.00	528.83	0.00	0.00	528.83
900601691	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	3,202.12	22.94	22.00	704.47	-3.00	-6.12	698.34
900601828	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	3303.64	30.00	22.00	726.80	0.00	0.00	726.80
900602247	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	3258.71	20.84	22.00	716.92	22.00	41.50	758.42
900603185	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	3171.17	26.22	22.00	697.66	0.00	0.00	697.66
900604165	8/1/2008	6/11/2008	Fund	Consumer Non Mortgage	1771.48	24.00	22.00	389.73	0.00	0.00	389.73
900604300	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	5560.48	29.99	22.00	1,223.31	25.00	115.80	1,339.11
900604601	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	4,530.90	19.44	22.00	996.80	-13.00	-31.81	964.99
900604657	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	1782.18	29.99	22.00	392.08	0.00	0.00	392.08
900604817	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	1517.87	27.35	22.00	333.93	0.00	0.00	333.93
900605029	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	14593.04	19.99	22.00	3,210.47	0.00	0.00	3,210.47
900605565	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	6129.48	20.99	22.00	1,348.49	29.00	103.64	1,452.13
900605912	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	4666.79	21.52	22.00	1,026.69	29.00	80.89	1,107.59
900606648	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	3,520.60	22.55	22.00	774.53	-4.00	-8.82	765.71
900606712	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	4920.61	23.99	22.00	1,082.53	27.00	88.53	1,171.07
900606799	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	3703.1	25.80	22.00	814.68	27.00	71.65	886.34
900608033	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	4161.3	24.00	22.00	915.49	20.00	55.47	970.96
900608062	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	4154.4	21.98	22.00	913.97	29.00	73.56	987.53
900608080	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	5792.77	26.99	22.00	1,274.41	0.00	0.00	1,274.41
900608460	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	3,098.37	19.99	22.00	681.64	-1.00	-1.72	679.92
900609050	8/1/2008	6/6/2008	Fund	Consumer Non Mortgage	3409.45	22.82	22.00	750.08	0.00	0.00	750.08
900609129	8/1/2008	12/11/2010	Fund	Consumer Non Mortgage	158.23	25.96	22.00	34.81	-850.00	-96.97	-62.16
900609521	8/1/2008	6/6/2008	Fund	Consumer Non Mortgage	9065.63	19.99	22.00	1,994.44	0.00	0.00	1,994.44
900609733	8/1/2008	6/6/2008	Fund	Consumer Non Mortgage	3583.3	22.62	22.00	788.33	0.00	0.00	788.33
900609832	8/1/2008	9/6/2009	Fund	Consumer Non Mortgage	103.56	28.74	22.00	22.78	-395.00	-32.66	-9.87
900609893	8/1/2008	6/13/2008	Fund	Consumer Non Mortgage	10345.76	22.00	22.00	2,276.07	0.00	0.00	2,276.07
900609906	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	7204.38	20.07	22.00	1,584.96	10.00	40.17	1,625.13
900610244	8/1/2008	6/11/2008	Fund	Consumer Non Mortgage	1816.59	24.00	22.00	399.65	0.00	0.00	399.65
900610402	8/1/2008	6/24/2008	Fund	Consumer Non Mortgage	7352.71	18.64	22.00	1,617.60	0.00	0.00	1,617.60
900611676	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	6708.24	24.99	22.00	1,475.81	0.00	0.00	1,475.81
900612448	8/1/2008	6/22/2008	Fund	Consumer Non Mortgage	4754.82	21.10	22.00	1,046.06	0.00	0.00	1,046.06
900612656	8/1/2008	6/27/2008	Fund	Consumer Non Mortgage	7379.1	21.49	22.00	1,623.40	0.00	0.00	1,623.40
900612915	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	956.27	28.12	22.00	210.38	0.00	0.00	210.38

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900613296	8/1/2008	6/14/2008	Fund	Consumer Non Mortgage	5467.77	22.12	22.00	1,202.91	0.00	0.00	1,202.91
900614470	8/1/2008	7/1/2008	Fund	Consumer Non Mortgage	4163.31	25.80	22.00	915.93	30.00	89.49	1,005.42
900614704	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	4,943.15	23.10	22.00	1,087.49	-14.00	-44.41	1,043.09
900618285	8/1/2008	6/7/2008	Fund	Consumer Non Mortgage	9702.48	25.70	22.00	2,134.55	0.00	0.00	2,134.55
900619010	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	7,145.67	18.64	22.00	1,572.05	-6.00	-22.20	1,549.85
900619059	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	2663.24	22.99	22.00	585.91	0.00	0.00	585.91
900619798	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	3119.9	22.50	22.00	686.38	0.00	0.00	686.38
900622213	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	10407.05	23.99	22.00	2,289.55	13.00	90.16	2,379.71
900622843	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	7,487.21	19.48	22.00	1,647.19	-12.00	-48.62	1,598.57
900623736	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	2,633.95	30.00	22.00	579.47	-14.00	-30.73	548.74
900623997	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	461.24	14.99	22.00	101.47	16.00	3.07	104.55
900624147	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	3884.45	24.99	22.00	854.58	10.00	26.96	881.54
900624176	8/1/2008	5/5/2009	Fund	Consumer Non Mortgage	5,946.19	21.49	22.00	1,308.16	-274.00	-972.58	335.59
900627063	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	4,990.06	21.99	22.00	1,097.81	-21.00	-64.01	1,033.80
900627661	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	3,373.39	26.99	22.00	742.15	-1.00	-2.53	739.62
900628017	8/1/2008	6/10/2008	Fund	Consumer Non Mortgage	2380.92	24.74	22.00	523.80	0.00	0.00	523.80
900628890	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	3045.31	30.00	22.00	669.97	0.00	0.00	669.97
900629034	8/1/2008	4/15/2009	Fund	Consumer Non Mortgage	4,718.52	23.99	22.00	1,038.07	-254.00	-798.67	239.40
900629359	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	8987.16	25.70	22.00	1,977.18	0.00	0.00	1,977.18
900630312	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	4550.83	21.61	22.00	1,001.18	27.00	73.75	1,074.93
900630759	8/1/2008	7/5/2008	Fund	Consumer Non Mortgage	1476.35	29.99	22.00	324.80	26.00	31.98	356.77
900630980	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	5217.9	23.99	22.00	1,147.94	0.00	0.00	1,147.94
900632792	8/1/2008	7/12/2008	Fund	Consumer Non Mortgage	10566.8	33.99	22.00	2,324.70	19.00	189.56	2,514.26
900633249	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	5922.43	20.90	22.00	1,302.93	16.00	55.01	1,357.95
900634149	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	4,741.76	21.50	22.00	1,043.19	-11.00	-31.15	1,012.04
900634951	8/1/2008	7/19/2008	Fund	Consumer Non Mortgage	3936.77	30.00	22.00	866.09	12.00	39.37	905.46
900635110	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	2781.35	23.27	22.00	611.90	0.00	0.00	611.90
900635163	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	3116.88	23.99	22.00	685.71	0.00	0.00	685.71
900635983	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	4,543.21	18.00	22.00	999.51	-8.00	-18.17	981.34
900636228	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	2948.29	26.99	22.00	648.62	28.00	61.89	710.51
900636463	8/1/2008	8/4/2010	Fund	Consumer Non Mortgage	3,083.42	25.70	22.00	678.35	-723.00	-1,591.30	-912.94
900637109	8/1/2008	6/8/2008	Fund	Consumer Non Mortgage	9172.05	23.99	22.00	2,017.85	0.00	0.00	2,017.85
900638728	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	11,278.03	23.99	22.00	2,481.17	-14.00	-105.23	2,375.94
900638733	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	4,559.39	24.99	22.00	1,003.07	-1.00	-3.16	999.90
900639057	8/1/2008	9/15/2008	Fund	Consumer Non Mortgage	7,421.77	23.99	22.00	1,632.79	-44.00	-217.65	1,415.14
900639189	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	6868.96	23.99	22.00	1,511.17	23.00	105.28	1,616.45
900639416	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	4060.2	22.50	22.00	893.24	0.00	0.00	893.24
900639550	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	10538.73	23.99	22.00	2,318.52	0.00	0.00	2,318.52
900639756	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	4,491.66	21.75	22.00	988.17	-16.00	-43.43	944.74
900641085	8/1/2008	8/9/2009	Fund	Consumer Non Mortgage	345.97	26.99	22.00	76.11	-368.00	-95.45	-19.34
900594281	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	8228.08	23.99	22.00	1,810.18	0.00	0.00	1,810.18
900594387	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	4995.13	21.39	22.00	1,098.93	27.00	80.15	1,179.07
900596672	8/1/2008	6/6/2011	Fund	Consumer Non Mortgage	149.13	20.15	22.00	32.81	-1,025.00	-85.56	-52.75
900596799	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	1400.78	28.00	22.00	308.17	27.00	29.41	337.59
900597189	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	5258.35	24.99	22.00	1,156.84	0.00	0.00	1,156.84
900597618	8/1/2008	7/5/2008	Fund	Consumer Non Mortgage	4723.55	21.62	22.00	1,039.18	26.00	73.75	1,112.93
900597843	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	9,019.54	23.99	22.00	1,984.30	-5.00	-30.05	1,954.25
900598458	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	4582.41	21.67	22.00	1,008.13	27.00	74.46	1,082.59
900598589	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	7,003.65	23.99	22.00	1,540.80	-5.00	-23.34	1,517.47
900600381	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	1,900.16	25.00	22.00	418.04	-3.00	-3.96	414.08
900600701	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	3,480.63	25.61	22.00	765.74	-3.00	-7.43	758.31
900601752	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	902.77	26.99	22.00	198.61	-1.00	-0.68	197.93
900601919	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	6604.33	19.99	22.00	1,452.95	17.00	62.34	1,515.30
900602495	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	4363.15	24.99	22.00	959.89	27.00	81.78	1,041.67

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900604150	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	3245.86	23.15	22.00	714.09	0.00	0.00	714.09
900604339	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	5,803.14	26.99	22.00	1,276.69	-4.00	-17.40	1,259.29
900604846	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	5,369.29	23.13	22.00	1,181.24	-7.00	-24.15	1,157.09
900604853	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	8092.91	22.28	22.00	1,780.44	29.00	145.24	1,925.68
900605315	8/1/2008	7/7/2008	Fund	Consumer Non Mortgage	8675.76	23.00	22.00	1,908.67	24.00	133.03	2,041.70
900605923	8/1/2008	6/6/2008	Fund	Consumer Non Mortgage	3367.55	22.95	22.00	740.86	0.00	0.00	740.86
900606565	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	12,730.64	20.99	22.00	2,800.74	-3.00	-22.27	2,778.47
900606706	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	4,575.92	23.99	22.00	1,006.70	-1.00	-3.05	1,003.65
900607026	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	2917.54	24.99	22.00	641.86	20.00	40.51	682.36
900607028	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	3,245.81	18.00	22.00	714.08	-1.00	-1.62	712.46
900607283	8/1/2008	3/4/2010	Fund	Consumer Non Mortgage	64.16	28.25	22.00	14.12	-573.00	-28.85	-14.74
900607583	8/1/2008	7/5/2008	Fund	Consumer Non Mortgage	2520.61	26.99	22.00	554.53	26.00	49.13	603.67
900607826	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	4233.94	21.87	22.00	931.47	25.00	64.31	995.77
900608607	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	7375.28	20.07	22.00	1,622.56	0.00	0.00	1,622.56
900608636	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	4439	26.99	22.00	976.58	0.00	0.00	976.58
900608765	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	2537.4	23.27	22.00	558.23	20.00	32.80	591.03
900608768	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	7272.6	23.99	22.00	1,599.97	0.00	0.00	1,599.97
900609192	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	1428.14	18.00	22.00	314.19	29.00	20.71	334.90
900609512	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	7242.45	21.11	22.00	1,593.34	11.00	46.71	1,640.05
900609718	8/1/2008	6/21/2008	Fund	Consumer Non Mortgage	3322.14	19.98	22.00	730.87	0.00	0.00	730.87
900612077	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	3,182.78	20.84	22.00	700.21	-26.00	-47.90	652.31
900613551	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	392.48	24.00	22.00	86.35	-13.00	-3.40	82.94
900613630	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	10562.41	22.98	22.00	2,323.73	16.00	107.88	2,431.61
900613804	8/1/2008	6/8/2008	Fund	Consumer Non Mortgage	885.97	29.16	22.00	194.91	0.00	0.00	194.91
900613827	8/1/2008	6/29/2008	Fund	Consumer Non Mortgage	4764.85	20.54	22.00	1,048.27	0.00	0.00	1,048.27
900613963	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	2720.01	23.69	22.00	598.40	16.00	28.63	627.04
900614177	8/1/2008	6/11/2008	Fund	Consumer Non Mortgage	3043.37	23.27	22.00	669.54	0.00	0.00	669.54
900615513	8/1/2008	10/5/2009	Fund	Consumer Non Mortgage	4,157.07	19.99	22.00	914.56	-424.00	-978.73	-64.18
900616359	8/1/2008	7/1/2008	Fund	Consumer Non Mortgage	7352.4	21.49	22.00	1,617.53	30.00	131.67	1,749.20
900616943	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	4316.11	24.99	22.00	949.54	0.00	0.00	949.54
900617473	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	1,964.35	25.60	22.00	432.16	-7.00	-9.78	422.38
900617515	8/1/2008	6/11/2008	Fund	Consumer Non Mortgage	5177.15	21.32	22.00	1,138.97	0.00	0.00	1,138.97
900618367	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	1182.08	28.19	22.00	260.06	20.00	18.51	278.57
900619439	8/1/2008	10/7/2008	Fund	Consumer Non Mortgage	2,911.07	21.84	22.00	640.44	-66.00	-116.56	523.88
900619785	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	8,469.93	23.99	22.00	1,863.38	-10.00	-56.44	1,806.94
900621210	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	7,242.45	21.49	22.00	1,593.34	-7.00	-30.26	1,563.08
900621392	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	5372.24	23.98	22.00	1,181.89	5.00	17.89	1,199.79
900621570	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	3,131.91	23.99	22.00	689.02	-2.00	-4.17	684.85
900622005	8/1/2008	6/21/2008	Fund	Consumer Non Mortgage	5055.37	21.35	22.00	1,112.18	0.00	0.00	1,112.18
900622085	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	2503.36	20.30	22.00	550.74	10.00	14.12	564.86
900622791	8/1/2008	5/13/2011	Fund	Consumer Non Mortgage	97.70	19.44	22.00	21.49	-1,002.00	-52.86	-31.37
900624651	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	9520.5	26.99	22.00	2,094.51	27.00	192.72	2,287.23
900624892	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	2724.42	26.99	22.00	599.37	10.00	20.43	619.80
900626435	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	3040.17	23.99	22.00	668.84	28.00	56.73	725.56
900627794	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	4,756.61	30.00	22.00	1,046.45	-23.00	-91.17	955.29
900628306	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	4649.91	19.99	22.00	1,022.98	0.00	0.00	1,022.98
900628407	8/1/2008	6/6/2008	Fund	Consumer Non Mortgage	1327.32	27.89	22.00	292.01	0.00	0.00	292.01
900630600	8/1/2008	6/8/2008	Fund	Consumer Non Mortgage	2394.44	19.99	22.00	526.78	0.00	0.00	526.78
900631111	8/1/2008	6/22/2008	Fund	Consumer Non Mortgage	5095.37	23.99	22.00	1,120.98	0.00	0.00	1,120.98
900631507	8/1/2008	6/8/2008	Fund	Consumer Non Mortgage	5097.76	21.44	22.00	1,121.51	0.00	0.00	1,121.51
900632778	8/1/2008	6/11/2008	Fund	Consumer Non Mortgage	5111.97	21.33	22.00	1,124.63	0.00	0.00	1,124.63
900633528	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	8,262.00	23.99	22.00	1,817.64	-10.00	-55.06	1,762.58
900633923	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	8186.29	29.99	22.00	1,800.98	0.00	0.00	1,800.98
900634660	8/1/2008	7/17/2008	Fund	Consumer Non Mortgage	3746.46	23.98	22.00	824.22	14.00	34.94	859.16

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900634775	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	12464.95	23.99	22.00	2,742.29	15.00	124.60	2,866.89
900634880	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	4037.44	26.99	22.00	888.24	15.00	45.40	933.64
900635419	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	10797.25	26.99	22.00	2,375.40	13.00	105.23	2,480.63
900636449	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	9381.49	23.99	22.00	2,063.93	29.00	181.30	2,245.23
900636450	8/1/2008	6/14/2008	Fund	Consumer Non Mortgage	2909.33	24.00	22.00	640.05	0.00	0.00	640.05
900636794	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	5,552.58	22.98	22.00	1,221.57	-24.00	-85.05	1,136.52
900638668	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	2388.46	26.99	22.00	525.46	0.00	0.00	525.46
900638951	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	3305.6	23.99	22.00	727.23	29.00	63.88	791.11
900639234	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,874.54	25.96	22.00	412.40	-10.00	-13.52	398.88
900639618	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	1519.41	21.11	22.00	334.27	28.00	24.95	359.22
900640380	8/1/2008	6/8/2008	Fund	Consumer Non Mortgage	9584.4	26.99	22.00	2,108.57	0.00	0.00	2,108.57
900640843	8/1/2008	7/12/2008	Fund	Consumer Non Mortgage	1353	23.99	22.00	297.66	19.00	17.13	314.79
900640918	8/1/2008	7/1/2008	Fund	Consumer Non Mortgage	4745.49	29.99	22.00	1,044.01	30.00	118.60	1,162.61
900640996	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	8168.21	22.28	22.00	1,797.01	23.00	116.25	1,913.26
900641834	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	6,608.19	19.99	22.00	1,453.80	-16.00	-58.70	1,395.10
900641920	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	7956.83	24.99	22.00	1,750.50	0.00	0.00	1,750.50
311534	8/1/2008	6/21/2008	Fund	Consumer Non Mortgage	6152.78	15.59	22.00	1,353.61	0.00	0.00	1,353.61
1890602	8/1/2008	12/3/2008	Fund	Consumer Non Mortgage	3,441.82	12.99	22.00	757.20	-122.00	-151.51	605.69
3238077	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	898.5	12.99	22.00	197.67	0.00	0.00	197.67
334318	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	10081.66	14.99	22.00	2,217.97	25.00	104.95	2,322.91
4041101	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	3,594.80	12.99	22.00	790.86	-6.00	-7.78	783.07
4068581	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	2,976.12	13.99	22.00	654.75	-22.00	-25.44	629.30
5868148	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	1,157.96	13.99	22.00	254.75	-9.00	-4.05	250.70
6817699	8/1/2008	6/14/2008	Fund	Consumer Non Mortgage	782.5	17.99	22.00	172.15	0.00	0.00	172.15
7430262	8/1/2008	9/26/2008	Fund	Consumer Non Mortgage	1,169.52	9.39	22.00	257.29	-55.00	-16.78	240.52
8826443	8/1/2008	4/25/2009	Fund	Consumer Non Mortgage	14.97	14.50	22.00	3.29	-264.00	-1.59	1.70
8549313	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	9072.31	13.99	22.00	1,995.91	27.00	95.19	2,091.10
8952140	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	1170.05	14.99	22.00	257.41	18.00	8.77	266.18
10002882	8/1/2008	7/17/2008	Fund	Consumer Non Mortgage	1505.66	12.99	22.00	331.25	14.00	7.61	338.85
10246859	8/1/2008	12/30/2008	Fund	Consumer Non Mortgage	5,476.80	12.90	22.00	1,204.90	-149.00	-292.42	912.48
10326951	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	737.28	13.99	22.00	162.20	17.00	4.87	167.07
10060724	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	4678.83	13.99	22.00	1,029.34	9.00	16.36	1,045.71
10310075	8/1/2008	11/5/2008	Fund	Consumer Non Mortgage	1,499.64	13.99	22.00	329.92	-94.00	-54.78	275.14
11036083	8/1/2008	10/28/2008	Fund	Consumer Non Mortgage	5,760.42	14.50	22.00	1,267.29	-87.00	-201.85	1,065.44
11273106	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	7,696.92	12.97	22.00	1,693.32	-10.00	-27.73	1,665.59
11364554	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	5790.12	11.99	22.00	1,273.83	1.00	1.93	1,275.75
13327338	8/1/2008	9/24/2008	Fund	Consumer Non Mortgage	3,292.76	12.99	22.00	724.41	-53.00	-62.97	661.44
14289079	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	319.56	13.99	22.00	70.30	-15.00	-1.86	68.44
15352800	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	1,588.90	12.99	22.00	349.56	-11.00	-6.31	343.25
15463043	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	11,243.22	11.99	22.00	2,473.51	-4.00	-14.98	2,458.53
16980847	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	831.74	11.98	22.00	182.98	-25.00	-6.92	176.06
17312595	8/1/2008	11/8/2008	Fund	Consumer Non Mortgage	1,587.40	12.99	22.00	349.23	-97.00	-55.56	293.67
17462115	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	9544.65	15.50	22.00	2,099.82	10.00	41.10	2,140.92
18413617	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	255.60	14.99	22.00	56.23	-10.00	-1.06	55.17
19602143	8/1/2008	6/5/2008	Fund	Consumer Non Mortgage	173.36	17.99	22.00	38.14	0.00	0.00	38.14
20448451	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	1,407.97	13.99	22.00	309.75	-11.00	-6.02	303.73
23289362	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	2,516.80	17.99	22.00	553.70	-15.00	-18.87	534.83
24459106	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	531.83	8.25	22.00	117.00	-8.00	-0.98	116.03
24881320	8/1/2008	6/19/2008	Fund	Consumer Non Mortgage	926.52	13.99	22.00	203.83	0.00	0.00	203.83
25131050	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	3,377.84	18.00	22.00	743.12	-1.00	-1.69	741.44
26687810	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	1,741.96	12.99	22.00	383.23	-2.00	-1.26	381.97
26560611	8/1/2008	1/29/2009	Fund	Consumer Non Mortgage	2,118.76	18.00	22.00	466.13	-178.00	-188.57	277.56
27794305	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	187.32	13.99	22.00	41.21	-17.00	-1.24	39.97
30958660	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	17,830.00	11.94	22.00	3,922.60	-14.00	-82.79	3,839.81

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
32419458	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	1668.85	12.99	22.00	367.15	1.00	0.60	367.75
32818078	8/1/2008	3/27/2008	Fund	Consumer Non Mortgage	1,088.20	12.99	22.00	239.40	-26.00	-10.21	229.19
33005939	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	9223.74	13.99	22.00	2,029.22	23.00	82.44	2,111.67
34620534	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	4,257.85	10.90	22.00	936.73	-15.00	-19.34	917.39
35487210	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	566.99	13.99	22.00	124.74	-19.00	-4.19	120.55
35881734	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	14797.94	16.99	22.00	3,255.55	0.00	0.00	3,255.55
36664989	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	1055.71	12.90	22.00	232.26	5.00	1.89	234.15
38157243	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	359.40	12.99	22.00	79.07	-4.00	-0.52	78.55
38443827	8/1/2008	10/7/2008	Fund	Consumer Non Mortgage	2,031.60	12.99	22.00	446.95	-66.00	-48.38	398.57
39053311	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	13,726.94	15.25	22.00	3,019.93	-23.00	-133.74	2,886.18
40138515	8/1/2008	7/19/2008	Fund	Consumer Non Mortgage	2252.82	18.00	22.00	495.62	12.00	13.52	509.14
42499355	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	1,859.26	12.99	22.00	409.04	-15.00	-10.06	398.97
43291964	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	453.00	17.56	22.00	99.66	-12.00	-2.65	97.01
43382968	8/1/2008	10/23/2008	Fund	Consumer Non Mortgage	138.80	13.99	22.00	30.54	-82.00	-4.42	26.11
44940997	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	9,520.04	12.99	22.00	2,094.41	-22.00	-75.57	2,018.84
46096511	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	11,658.92	12.99	22.00	2,564.96	-11.00	-46.28	2,518.69
47168449	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	12565.4	10.99	22.00	2,764.39	0.00	0.00	2,764.39
48666458	8/1/2008	12/24/2008	Fund	Consumer Non Mortgage	2,375.01	13.99	22.00	522.50	-143.00	-131.98	390.52
1936731	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	2,142.36	13.99	22.00	471.32	-25.00	-20.81	450.51
49659368	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	4,365.37	14.99	22.00	960.38	-19.00	-34.54	925.85
50748360	8/1/2008	9/26/2008	Fund	Consumer Non Mortgage	4,602.90	15.99	22.00	1,012.64	-55.00	-112.45	900.19
51023839	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	100	13.99	22.00	22.00	20.00	0.78	22.78
54812502	8/1/2008	9/26/2008	Fund	Consumer Non Mortgage	2,641.90	15.99	22.00	581.22	-55.00	-64.54	516.68
3393138	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	1058.76	14.50	22.00	232.93	22.00	9.38	242.31
59011073	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	10,491.81	9.00	22.00	2,308.20	-8.00	-20.98	2,287.21
59115830	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	276.55	17.99	22.00	60.84	-5.00	-0.69	60.15
8025842	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	1446.74	13.99	22.00	318.28	23.00	12.93	331.21
8148732	8/1/2008	6/23/2008	Fund	Consumer Non Mortgage	962.06	10.26	22.00	211.65	0.00	0.00	211.65
8218241	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	816.96	18.00	22.00	179.73	-5.00	-2.04	177.69
8280051	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	715.11	13.99	22.00	157.32	-4.00	-1.11	156.21
8445933	8/1/2008	7/5/2008	Fund	Consumer Non Mortgage	5538.6	11.99	22.00	1,218.49	26.00	47.96	1,266.45
8563987	8/1/2008	6/28/2008	Fund	Consumer Non Mortgage	3178.51	15.00	22.00	699.27	0.00	0.00	699.27
63840552	8/1/2008	9/3/2008	Fund	Consumer Non Mortgage	4,570.58	13.99	22.00	1,005.53	-32.00	-56.84	948.69
66022796	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	224.63	13.99	22.00	49.42	-2.00	-0.17	49.24
10058830	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	2791.28	13.99	22.00	614.08	15.00	16.27	630.35
57046996	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	180.24	13.99	22.00	39.65	-29.00	-2.03	37.62
57178269	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	1128.64	13.99	22.00	248.30	4.00	1.75	250.06
57436469	8/1/2008	11/12/2008	Fund	Consumer Non Mortgage	2,173.00	11.99	22.00	478.06	-101.00	-73.10	404.96
57617432	8/1/2008	6/26/2008	Fund	Consumer Non Mortgage	1976.7	12.99	22.00	434.87	0.00	0.00	434.87
58429266	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	1,025.50	12.99	22.00	225.61	-22.00	-8.14	217.47
58735240	8/1/2008	6/19/2008	Fund	Consumer Non Mortgage	962.36	15.99	22.00	211.72	0.00	0.00	211.72
68019484	8/1/2008	6/21/2008	Fund	Consumer Non Mortgage	294.56	17.99	22.00	64.80	0.00	0.00	64.80
59448224	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	142.01	13.99	22.00	31.24	-15.00	-0.83	30.41
59732460	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	4,771.35	13.98	22.00	1,049.70	-6.00	-11.12	1,038.58
69294907	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	2,597.46	13.87	22.00	571.44	-14.00	-14.01	557.43
60418010	8/1/2008	11/26/2008	Fund	Consumer Non Mortgage	2,409.05	14.00	22.00	529.99	-115.00	-107.74	422.25
61065658	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	953.72	17.97	22.00	209.82	-27.00	-12.85	196.96
71491681	8/1/2008	6/9/2008	Fund	Consumer Non Mortgage	3236.16	12.99	22.00	711.96	0.00	0.00	711.96
71546036	8/1/2008	4/26/2010	Fund	Consumer Non Mortgage	359.31	11.99	22.00	79.05	-625.00	-74.79	4.25
71559478	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	12283.75	16.99	22.00	2,702.43	1.00	5.80	2,708.22
61208052	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	2,706.40	14.99	22.00	595.41	-28.00	-31.55	563.85
61405785	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	2,298.10	12.99	22.00	505.58	-18.00	-14.93	490.66
75927322	8/1/2008	4/28/2009	Fund	Consumer Non Mortgage	1,069.37	14.99	22.00	235.26	-267.00	-118.89	116.37
76024500	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	2,686.17	14.99	22.00	590.96	-14.00	-15.66	575.30

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
76276641	8/1/2008	12/7/2008	Fund	Consumer Non Mortgage	2,085.92	11.99	22.00	458.90	-126.00	-87.54	371.37
66170058	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	5,081.44	11.99	22.00	1,117.92	-14.00	-23.69	1,094.22
66539880	8/1/2008	2/3/2009	Fund	Consumer Non Mortgage	1,456.01	12.99	22.00	320.32	-182.00	-95.62	224.70
78062150	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	3,504.09	13.07	22.00	770.90	-1.00	-1.27	769.63
78914370	8/1/2008	4/30/2021	Fund	Consumer Non Mortgage	7,027.80	15.25	22.00	1,546.12	-4,589.00	-13,661.70	-12,115.59
79352125	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	3891.63	12.99	22.00	856.16	16.00	22.47	878.63
69012419	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	3,885.00	11.99	22.00	854.70	-21.00	-27.17	827.53
69555981	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,019.24	10.90	22.00	224.23	-10.00	-3.09	221.15
69998345	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	5,259.40	15.00	22.00	1,157.07	-28.00	-61.36	1,095.71
80464311	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	3,494.62	13.99	22.00	768.82	-5.00	-6.79	762.03
82132301	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	956.43	12.99	22.00	210.41	-10.00	-3.45	206.96
82818313	8/1/2008	10/9/2008	Fund	Consumer Non Mortgage	1,835.00	15.99	22.00	403.70	-68.00	-55.42	348.28
83329898	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	4,153.22	13.99	22.00	913.71	-13.00	-20.98	892.73
83425741	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	2,317.14	8.99	22.00	509.77	-12.00	-6.94	502.83
84108073	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	15633.27	9.93	22.00	3,439.32	20.00	86.24	3,525.56
74700754	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	5,965.94	14.50	22.00	1,312.51	-17.00	-40.85	1,271.66
84872135	8/1/2008	9/4/2008	Fund	Consumer Non Mortgage	2,946.60	14.99	22.00	648.25	-33.00	-40.49	607.76
86118708	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	1,470.96	17.99	22.00	323.61	-18.00	-13.23	310.38
86151869	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,887.25	12.99	22.00	415.20	-14.00	-9.53	405.66
86527943	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	1,497.16	13.99	22.00	329.38	-5.00	-2.91	326.47
76092022	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	11461.18	12.99	22.00	2,521.46	15.00	62.03	2,583.49
77512961	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	1,331.60	13.95	22.00	292.95	-16.00	-8.26	284.70
88583658	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	2803.95	13.99	22.00	616.87	9.00	9.81	626.68
88707315	8/1/2008	10/11/2008	Fund	Consumer Non Mortgage	613.05	16.99	22.00	134.87	-70.00	-20.25	114.62
88723031	8/1/2008	2/26/2009	Fund	Consumer Non Mortgage	1,705.20	11.99	22.00	375.14	-205.00	-116.42	258.72
89898631	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	1,106.34	13.99	22.00	243.39	-23.00	-9.89	233.51
80431503	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	2,080.72	12.81	22.00	457.76	-7.00	-5.18	452.58
93620047	8/1/2008	11/25/2008	Fund	Consumer Non Mortgage	2,696.17	12.99	22.00	593.16	-114.00	-110.91	482.25
94590911	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	2,986.48	11.99	22.00	657.03	-23.00	-22.88	634.15
94803724	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	5,873.57	13.99	22.00	1,292.19	-15.00	-34.24	1,257.95
900011932	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	1,976.70	12.99	22.00	434.87	-7.00	-4.99	429.88
900012669	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	2136.01	7.30	22.00	469.92	28.00	12.12	482.05
900016368	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	1117.45	14.99	22.00	245.84	20.00	9.31	255.14
900017009	8/1/2008	9/4/2008	Fund	Consumer Non Mortgage	461.28	7.19	22.00	101.48	-33.00	-3.04	98.44
900017138	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	10,933.59	9.99	22.00	2,405.39	-16.00	-48.55	2,356.84
900018391	8/1/2008	7/1/2008	Fund	Consumer Non Mortgage	43943.38	13.99	22.00	9,667.54	30.00	512.31	10,179.85
900020032	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	2,608.40	14.99	22.00	573.85	-17.00	-18.46	555.38
900020049	8/1/2008	1/21/2009	Fund	Consumer Non Mortgage	1,963.05	13.99	22.00	431.87	-170.00	-129.69	302.18
900020245	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	24,274.00	11.99	22.00	5,340.28	-19.00	-153.61	5,186.67
900026848	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	3,103.85	14.99	22.00	682.85	-25.00	-32.31	650.54
900029084	8/1/2008	9/7/2008	Fund	Consumer Non Mortgage	2,783.00	13.99	22.00	612.26	-36.00	-38.93	573.33
7750170	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	1,046.79	13.99	22.00	230.29	-25.00	-10.17	220.12
86535016	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	1,473.76	13.99	22.00	324.23	23.00	13.17	337.40
86846539	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	1,417.95	12.99	22.00	311.95	-20.00	-10.23	301.72
900045367	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	15431.86	11.99	22.00	3,395.01	0.00	0.00	3,395.01
900047737	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	1344.72	16.99	22.00	295.84	7.00	4.44	300.28
900048346	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	16,879.63	12.99	22.00	3,713.52	-5.00	-30.45	3,683.06
900051713	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	3,425.24	11.99	22.00	753.55	-19.00	-21.68	731.88
88173044	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	7,659.75	11.99	22.00	1,685.15	-14.00	-35.72	1,649.43
900052140	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	10128.69	9.99	22.00	2,228.31	15.00	42.16	2,270.47
88528134	8/1/2008	9/16/2008	Fund	Consumer Non Mortgage	1,771.45	12.99	22.00	389.72	-45.00	-28.76	360.96
88843832	8/1/2008	9/17/2008	Fund	Consumer Non Mortgage	4,832.40	17.99	22.00	1,063.13	-46.00	-111.08	952.04
900054578	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	2,735.75	14.99	22.00	601.87	-4.00	-4.56	597.31
900054750	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	2,669.18	13.99	22.00	587.22	-12.00	-12.45	574.77

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900057203	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	9,276.68	17.99	22.00	2,040.87	-27.00	-125.17	1,915.70
900063461	8/1/2008	7/27/2008	Fund	Consumer Non Mortgage	8985.28	12.99	22.00	1,976.76	4.00	12.97	1,989.73
900064986	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	5,581.80	11.99	22.00	1,228.00	-16.00	-29.74	1,198.25
900066765	8/1/2008	11/26/2008	Fund	Consumer Non Mortgage	2,138.25	17.99	22.00	470.42	-115.00	-122.88	347.53
92011054	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	2,308.56	13.99	22.00	507.88	-19.00	-17.05	490.84
900071040	8/1/2008	9/6/2008	Fund	Consumer Non Mortgage	4,742.76	9.99	22.00	1,043.41	-35.00	-46.06	997.34
93004088	8/1/2008	6/18/2008	Fund	Consumer Non Mortgage	880.02	13.99	22.00	193.60	0.00	0.00	193.60
900074979	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	78.20	13.99	22.00	17.20	-2.00	-0.06	17.14
900075780	8/1/2008	7/3/2008	Fund	Consumer Non Mortgage	2641.66	16.99	22.00	581.17	28.00	34.91	616.07
900076631	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	1,643.50	12.99	22.00	361.57	-2.00	-1.19	360.38
900077447	8/1/2008	9/4/2008	Fund	Consumer Non Mortgage	4,425.17	11.99	22.00	973.54	-33.00	-48.64	924.90
94044917	8/1/2008	9/2/2011	Fund	Consumer Non Mortgage	13,293.83	12.99	22.00	2,924.64	-1,111.00	-5,329.31	-2,404.67
900083602	8/1/2008	7/9/2008	Fund	Consumer Non Mortgage	5782.51	13.99	22.00	1,272.15	22.00	49.44	1,321.59
97265322	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	2,904.93	12.99	22.00	639.08	-19.00	-19.92	619.17
98298464	8/1/2008	7/21/2008	Fund	Consumer Non Mortgage	2,670.21	15.99	22.00	587.45	10.00	11.86	599.31
900089159	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	164.10	18.00	22.00	36.10	-1.00	-0.08	36.02
99576499	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	822.91	16.99	22.00	181.04	-18.00	-6.99	174.05
900010482	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	13,029.04	13.99	22.00	2,866.39	-14.00	-70.89	2,795.50
900010778	8/1/2008	6/10/2008	Fund	Consumer Non Mortgage	3628.05	13.99	22.00	798.17	0.00	0.00	798.17
900090953	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	155.00	8.99	22.00	34.10	-15.00	-0.58	33.52
900010886	8/1/2008	7/14/2009	Fund	Consumer Non Mortgage	3,134.36	12.99	22.00	689.56	-343.00	-387.93	301.63
900091838	8/1/2008	8/7/2009	Fund	Consumer Non Mortgage	3,224.00	13.99	22.00	709.28	-366.00	-458.55	250.73
900012458	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	3646.88	16.99	22.00	802.31	1.00	1.72	804.03
900013005	8/1/2008	11/7/2009	Fund	Consumer Non Mortgage	4,355.90	12.99	22.00	958.30	-456.00	-716.72	241.58
900016107	8/1/2008	7/12/2008	Fund	Consumer Non Mortgage	4372.52	12.99	22.00	961.95	19.00	29.98	991.93
900018050	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	4,389.33	12.99	22.00	965.65	-16.00	-25.34	940.31
900019452	8/1/2008	1/12/2009	Fund	Consumer Non Mortgage	1,366.36	17.99	22.00	300.60	-161.00	-109.93	190.67
900021519	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	14,594.89	14.99	22.00	3,210.88	-22.00	-133.70	3,077.18
900096438	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	10,054.02	9.99	22.00	2,211.88	-29.00	-80.91	2,130.97
900023648	8/1/2008	3/25/2009	Fund	Consumer Non Mortgage	2,132.10	11.99	22.00	469.06	-234.00	-166.17	302.90
900100405	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	5,075.68	8.99	22.00	1,116.65	-11.00	-13.94	1,102.71
900030247	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	969.43	13.99	22.00	213.27	-28.00	-10.55	202.73
900033064	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	7,899.29	10.99	22.00	1,737.84	-13.00	-31.35	1,706.49
900035976	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	15,806.26	12.99	22.00	3,477.38	-23.00	-131.18	3,346.20
900036565	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	2,629.59	11.99	22.00	578.51	-10.00	-8.76	569.75
900109187	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	1,430.00	8.99	22.00	314.60	-29.00	-10.36	304.24
900041166	8/1/2008	10/17/2008	Fund	Consumer Non Mortgage	288.62	12.99	22.00	63.50	-76.00	-7.91	55.58
900110220	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	1,389.80	12.99	22.00	305.76	-25.00	-12.54	293.22
900110698	8/1/2008	10/7/2012	Fund	Consumer Non Mortgage	1,393.50	16.49	22.00	306.57	-1,506.00	-961.28	-654.71
900110811	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	440.88	14.99	22.00	96.99	-18.00	-3.30	93.69
900044901	8/1/2008	7/27/2009	Fund	Consumer Non Mortgage	1,862.75	14.99	22.00	409.81	-356.00	-276.12	133.68
900046793	8/1/2008	9/23/2008	Fund	Consumer Non Mortgage	1,224.12	10.99	22.00	269.31	-52.00	-19.43	249.87
900115970	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	1,652.00	8.99	22.00	363.44	-23.00	-9.49	353.95
900117241	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	178.28	13.99	22.00	39.22	-7.00	-0.48	38.74
900117542	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	517.68	12.99	22.00	113.89	-14.00	-2.62	111.27
900050257	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	1711.64	12.99	22.00	376.56	21.00	12.97	389.53
900050735	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	3,906.39	13.99	22.00	859.41	-28.00	-42.51	816.90
900122171	8/1/2008	9/25/2008	Fund	Consumer Non Mortgage	927.64	12.99	22.00	204.08	-54.00	-18.08	186.01
900054782	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	2171.26	14.99	22.00	477.68	0.00	0.00	477.68
900126988	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	10,866.01	11.99	22.00	2,390.52	-19.00	-68.76	2,321.76
900129496	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	1,627.97	9.99	22.00	358.15	-11.00	-4.97	353.18
900133173	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	2,517.75	9.99	22.00	553.91	-31.00	-21.66	532.25
900135426	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	3,563.10	12.99	22.00	783.88	-7.00	-9.00	774.88
900073952	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	2239.12	12.99	22.00	492.61	21.00	16.97	509.57

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900142317	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	318.40	11.99	22.00	70.05	-11.00	-1.17	68.88
900144210	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	3042.85	9.99	22.00	669.43	11.00	9.29	678.72
900084863	8/1/2008	6/27/2008	Fund	Consumer Non Mortgage	2801.21	16.99	22.00	616.27	0.00	0.00	616.27
900145142	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	7099.54	9.99	22.00	1,561.90	18.00	35.46	1,597.36
900087177	8/1/2008	6/7/2008	Fund	Consumer Non Mortgage	336.88	14.99	22.00	74.11	0.00	0.00	74.11
900087432	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	4,314.11	13.99	22.00	949.10	-1.00	-1.68	947.43
900088784	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	260.35	17.99	22.00	57.28	1.00	0.13	57.41
900088816	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	1,883.18	12.99	22.00	414.30	-23.00	-15.63	398.67
900152543	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	441.55	20.99	22.00	97.14	-19.00	-4.89	92.25
900095673	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	5,900.70	13.99	22.00	1,298.15	-6.00	-13.76	1,284.40
900098562	8/1/2008	9/9/2008	Fund	Consumer Non Mortgage	2,389.11	16.99	22.00	525.60	-38.00	-42.85	482.76
900100131	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	4,332.63	16.99	22.00	953.18	-9.00	-18.40	934.78
900102948	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	2,286.28	12.99	22.00	502.98	-15.00	-12.37	490.61
900104342	8/1/2008	7/7/2009	Fund	Consumer Non Mortgage	2,692.80	12.99	22.00	592.42	-336.00	-326.48	265.94
900163143	8/1/2008	6/12/2008	Fund	Consumer Non Mortgage	23490.74	11.99	22.00	5,167.96	0.00	0.00	5,167.96
900108567	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	557.33	11.99	22.00	122.61	-29.00	-5.38	117.23
900163621	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	598.65	14.99	22.00	131.70	9.00	2.24	133.95
900109251	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	4808.07	11.99	22.00	1,057.78	0.00	0.00	1,057.78
900110236	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	13,012.54	14.99	22.00	2,862.76	-20.00	-108.37	2,754.39
900165637	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	1,623.16	12.99	22.00	357.10	-14.00	-8.20	348.90
900113498	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	1,879.47	12.99	22.00	413.48	-5.00	-3.39	410.09
900168053	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	4,896.72	14.99	22.00	1,077.28	-3.00	-6.12	1,071.16
900169312	8/1/2008	6/23/2008	Fund	Consumer Non Mortgage	1,807.66	17.99	22.00	397.69	0.00	0.00	397.69
900170281	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	11,100.08	8.99	22.00	2,442.02	-22.00	-60.98	2,381.03
900119465	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	5,427.43	13.99	22.00	1,194.03	-13.00	-27.42	1,166.62
900124502	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	3,278.08	12.99	22.00	721.18	-12.00	-14.19	706.98
900126025	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	28,188.97	8.99	22.00	6,201.57	-1.00	-7.04	6,194.53
900129452	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	290	17.99	22.00	63.80	2.00	0.29	64.09
900185742	8/1/2008	12/17/2008	Fund	Consumer Non Mortgage	787.16	14.99	22.00	173.18	-136.00	-44.58	128.60
900130168	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	8639.54	14.99	22.00	1,900.70	7.00	25.18	1,925.88
900186543	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	889.69	18.99	22.00	195.73	21.00	9.86	205.59
900139913	8/1/2008	6/29/2008	Fund	Consumer Non Mortgage	12120.81	11.99	22.00	2,666.58	0.00	0.00	2,666.58
900143273	8/1/2008	6/19/2008	Fund	Consumer Non Mortgage	9669.21	11.99	22.00	2,127.23	0.00	0.00	2,127.23
900144536	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	2,342.41	9.99	22.00	515.33	-15.00	-9.75	505.58
900146636	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	5,869.60	10.99	22.00	1,291.31	-17.00	-30.46	1,260.85
900153903	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	6,746.76	11.99	22.00	1,484.29	-3.00	-6.74	1,477.55
900154930	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	507.6	12.99	22.00	111.67	0.00	0.00	111.67
900156181	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	449	11.99	22.00	98.78	29.00	4.34	103.12
900220889	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	7,371.18	9.99	22.00	1,621.66	-4.00	-8.18	1,613.48
900221991	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	4,772.41	14.50	22.00	1,049.93	-22.00	-42.29	1,007.64
900222113	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	642.31	17.99	22.00	141.31	1.00	0.32	141.63
900226566	8/1/2008	10/2/2008	Fund	Consumer Non Mortgage	488.16	16.00	22.00	107.40	-61.00	-13.23	94.16
900165118	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	3,946.32	8.99	22.00	868.19	-9.00	-8.87	859.32
900236719	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	4,726.68	17.99	22.00	1,039.87	-10.00	-23.62	1,016.25
900168080	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	5,690.21	12.99	22.00	1,251.85	-16.00	-32.85	1,218.99
900238936	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	883.80	10.99	22.00	194.44	-28.00	-7.55	186.88
900173218	8/1/2008	5/27/2009	Fund	Consumer Non Mortgage	2,092.43	8.99	22.00	460.33	-296.00	-154.67	305.67
900175781	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	7624.49	8.99	22.00	1,677.39	3.00	5.71	1,683.10
900177117	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	1,026.12	8.99	22.00	225.75	-3.00	-0.77	224.98
900179926	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	10,783.80	16.99	22.00	2,372.44	-9.00	-45.80	2,326.63
900184564	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	1,615.64	8.99	22.00	355.44	-18.00	-7.26	348.18
900252968	8/1/2008	10/24/2008	Fund	Consumer Non Mortgage	1,000.00	0.01	22.00	220.00	-83.00	-0.03	219.97
900253473	8/1/2008	9/6/2008	Fund	Consumer Non Mortgage	29,070.88	11.99	22.00	6,395.59	-35.00	-338.88	6,056.72
900186472	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	917.19	18.99	22.00	201.78	-7.00	-3.39	198.40

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900189480	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,745.61	9.99	22.00	384.03	-12.00	-5.81	378.22
900194514	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	8,936.95	11.99	22.00	1,966.13	-29.00	-86.32	1,879.81
900274932	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	1,974.09	12.99	22.00	434.30	-22.00	-15.67	418.63
900214372	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	3517.99	19.50	22.00	773.96	13.00	24.77	798.73
900279625	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	3,495.10	12.99	22.00	768.92	-13.00	-16.39	752.53
900283311	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	3,390.14	12.99	22.00	745.83	-14.00	-17.13	728.70
900283326	8/1/2008	9/14/2008	Fund	Consumer Non Mortgage	14,646.21	13.99	22.00	3,222.17	-43.00	-244.74	2,977.42
900283368	8/1/2008	10/16/2008	Fund	Consumer Non Mortgage	24,299.64	14.99	22.00	5,345.92	-75.00	-758.86	4,587.06
900222117	8/1/2008	9/29/2008	Fund	Consumer Non Mortgage	4,350.60	14.50	22.00	957.13	-58.00	-101.63	855.50
900294063	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	2522.29	12.99	22.00	554.90	9.00	8.19	563.09
900242476	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	17,330.55	9.99	22.00	3,812.72	-20.00	-96.18	3,716.54
900303862	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	2,500.48	14.99	22.00	550.11	-13.00	-13.54	536.57
900252953	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	1,260.28	0.01	22.00	277.26	-3.00	0.00	277.26
900261624	8/1/2008	10/12/2008	Fund	Consumer Non Mortgage	487.20	18.00	22.00	107.18	-71.00	-17.30	89.89
900261802	8/1/2008	7/6/2008	Fund	Consumer Non Mortgage	1354.05	17.99	22.00	297.89	25.00	16.92	314.81
900264092	8/1/2008	2/9/2010	Fund	Consumer Non Mortgage	2,611.90	14.13	22.00	574.62	-548.00	-561.59	13.02
900268048	8/1/2008	9/20/2008	Fund	Consumer Non Mortgage	5,808.66	12.99	22.00	1,277.91	-49.00	-102.70	1,175.20
900269325	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	456.74	17.99	22.00	100.48	-31.00	-7.08	93.41
900272707	8/1/2008	6/18/2008	Fund	Consumer Non Mortgage	8609.66	12.99	22.00	1,894.13	0.00	0.00	1,894.13
900275008	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	3,289.20	12.99	22.00	723.62	-18.00	-21.36	702.26
900276452	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	1,226.83	12.99	22.00	269.90	-3.00	-1.33	268.57
900285245	8/1/2008	10/14/2008	Fund	Consumer Non Mortgage	2,645.43	14.99	22.00	581.99	-73.00	-80.41	501.58
900287751	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	3,291.50	12.99	22.00	724.13	-22.00	-26.13	698.00
900347403	8/1/2008	6/30/2010	Fund	Consumer Non Mortgage	2,674.25	14.99	22.00	588.34	-689.00	-767.22	-178.89
900290566	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	1,398.72	14.99	22.00	307.72	-27.00	-15.73	291.99
900330603	8/1/2008	10/20/2010	Fund	Consumer Non Mortgage	59.01	10.99	22.00	12.98	-799.00	-14.39	-1.41
900335429	8/1/2008	3/10/2009	Fund	Consumer Non Mortgage	459.28	17.99	22.00	101.04	-219.00	-50.26	50.78
900351199	8/1/2008	6/14/2008	Fund	Consumer Non Mortgage	2075.9	14.13	22.00	456.70	0.00	0.00	456.70
900401622	8/1/2008	10/3/2008	Fund	Consumer Non Mortgage	349.64	14.67	22.00	76.92	-62.00	-8.83	68.09
900413087	8/1/2008	7/16/2010	Fund	Consumer Non Mortgage	87.06	17.99	22.00	19.15	-705.00	-30.67	-11.52
900417046	8/1/2008	10/24/2008	Fund	Consumer Non Mortgage	232.37	18.00	22.00	51.12	-83.00	-9.64	41.48
900425731	8/1/2008	7/14/2009	Fund	Consumer Non Mortgage	871.20	16.99	22.00	191.66	-343.00	-141.03	50.64
900444358	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	1516.75	14.99	22.00	333.69	5.00	3.16	336.84
900501654	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	807.22	14.99	22.00	177.59	-20.00	-6.72	170.87
900550245	a/1/2008	1/21/2010	Fund	Consumer Non Mortgage	619.04	8.26	22.00	136.19	-530.00	-75.28	60.91
900498471	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	8,078.07	13.99	22.00	1,777.18	-5.00	-15.70	1,761.48
900565247	8/1/2008	7/24/2009	Fund	Consumer Non Mortgage	332.72	14.67	22.00	73.20	-353.00	-47.87	25.32
900573202	8/1/2008	1/23/2010	Fund	Consumer Non Mortgage	778.85	17.99	22.00	171.35	-532.00	-207.06	-35.71
900589896	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	14451.92	14.99	22.00	3,179.42	0.00	0.00	3,179.42
900601554	8/1/2008	10/17/2008	Fund	Consumer Non Mortgage	71.21	24.00	22.00	15.67	-76.00	-3.61	12.06
900631264	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	33,349.14	12.99	22.00	7,336.81	-15.00	-180.50	7,156.31
900637257	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	7586.2	14.99	22.00	1,668.96	8.00	25.27	1,694.23
900638113	8/1/2008	6/21/2008	Fund	Consumer Non Mortgage	1770.99	11.99	22.00	389.62	0.00	0.00	389.62
900585484	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	16134.59	11.99	22.00	3,549.61	2.00	10.75	3,560.36
900596627	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	24231.88	7.34	22.00	5,331.01	18.00	88.87	5,419.88
900598481	8/1/2008	11/9/2008	Fund	Consumer Non Mortgage	670.12	21.00	22.00	147.43	-98.00	-38.31	109.12
900600947	8/1/2008	6/13/2008	Fund	Consumer Non Mortgage	265.04	0.01	22.00	58.31	0.00	0.00	58.31
900612097	8/1/2008	3/27/2010	Fund	Consumer Non Mortgage	821.33	18.00	22.00	180.69	-596.00	-244.76	-64.06
900619547	8/1/2008	11/11/2008	Fund	Consumer Non Mortgage	80.70	24.00	22.00	17.75	-100.00	-5.38	12.37
11278895	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	9911.85	15.99	22.00	2,180.61	15.00	66.04	2,246.64
900636045	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	8,315.14	11.99	22.00	1,829.33	-19.00	-52.62	1,776.71
900641065	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	1258.79	24.00	22.00	276.93	16.00	13.43	290.36
10873366	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	7,985.03	13.90	22.00	1,756.71	-23.00	-70.91	1,685.80
11919773	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	3179.39	12.99	22.00	699.47	3.00	3.44	702.91

		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Loan Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
10923329	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	1,650.00	13.99	22.00	363.00	-17.00	-10.90	352.10
13834353	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	3127.57	11.99	22.00	688.07	0.00	0.00	688.07
14004312	8/1/2008	3/8/2009	Fund	Consumer Non Mortgage	195.86	12.99	22.00	43.09	-217.00	-15.34	27.75
18641414	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,319.60	12.99	22.00	290.31	-12.00	-5.71	284.60
19036839	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	2,825.44	13.99	22.00	621.60	-9.00	-9.88	611.71
20335789	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	4,486.68	16.00	22.00	987.07	-31.00	-61.82	925.25
23348027	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	1,275.96	13.99	22.00	280.71	-3.00	-1.49	279.22
27506887	8/1/2008	9/10/2008	Fund	Consumer Non Mortgage	3,573.21	11.99	22.00	786.11	-39.00	-46.41	739.69
27916283	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	14,323.75	12.99	22.00	3,151.23	-18.00	-93.03	3,058.19
22175024	8/1/2008	3/1/2009	Fund	Consumer Non Mortgage	1,703.26	12.99	22.00	374.72	-210.00	-129.06	245.65
30373653	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	766.27	13.99	22.00	168.58	-19.00	-5.66	162.92
24163626	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	8684.48	10.99	22.00	1,910.59	18.00	47.72	1,958.31
24306246	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	12,338.98	12.99	22.00	2,714.58	-27.00	-120.21	2,594.36
32770524	8/1/2008	8/28/2008	Fund	Consumer Non Mortgage	671.19	13.08	22.00	147.66	-27.00	-6.58	141.08
32855379	8/1/2008	9/7/2008	Fund	Consumer Non Mortgage	1,238.76	9.99	22.00	272.53	-36.00	-12.38	260.15
25244030	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	6647.26	14.99	22.00	1,462.40	15.00	41.52	1,503.91
25291274	8/1/2008	1/21/2009	Fund	Consumer Non Mortgage	2,500.00	14.99	22.00	550.00	-170.00	-176.97	373.03
34462948	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	326.85	12.99	22.00	71.91	-4.00	-0.47	71.44
34506798	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	13,285.66	11.99	22.00	2,922.85	-8.00	-35.40	2,887.45
27936855	8/1/2008	9/9/2008	Fund	Consumer Non Mortgage	3,378.76	16.99	22.00	743.33	-38.00	-60.59	682.73
28025593	8/1/2008	11/15/2008	Fund	Consumer Non Mortgage	1,425.76	13.99	22.00	313.67	-104.00	-57.62	256.04
37889460	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	2762.25	14.50	22.00	607.70	8.00	8.90	616.60
28818952	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	1,978.57	13.99	22.00	435.29	-18.00	-13.84	421.45
28893808	8/1/2008	4/18/2009	Fund	Consumer Non Mortgage	779.59	15.99	22.00	171.51	-257.00	-88.99	82.52
40625297	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	782.20	12.99	22.00	172.08	-14.00	-3.95	168.13
32594432	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	754.11	18.00	22.00	165.90	11.00	4.15	170.05
42940957	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	7819.09	11.50	22.00	1,720.20	0.00	0.00	1,720.20
43200449	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	2237.9	16.99	22.00	492.34	0.00	0.00	492.34
43282831	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	98.15	15.00	22.00	21.59	-2.00	-0.08	21.51
43819439	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	9,040.89	13.24	22.00	1,989.00	-18.00	-59.85	1,929.15
34344984	8/1/2008	6/14/2008	Fund	Consumer Non Mortgage	13800	13.99	22.00	3,036.00	0.00	0.00	3,036.00
34800785	8/1/2008	7/15/2008	Fund	Consumer Non Mortgage	610.52	13.99	22.00	134.31	16.00	3.80	138.11
45207845	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	16131.54	14.25	22.00	3,548.94	15.00	95.78	3,644.72
46988548	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	295.74	13.99	22.00	65.06	5.00	0.57	65.64
38762253	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	2,284.74	17.99	22.00	502.64	-4.00	-4.57	498.08
39408616	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	2161.7	16.99	22.00	475.57	6.00	6.12	481.70
50993796	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	9,231.60	15.00	22.00	2,030.95	-31.00	-119.24	1,911.71
53305595	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	3481.53	17.99	22.00	765.94	13.00	22.62	788.55
54679936	8/1/2008	7/20/2008	Fund	Consumer Non Mortgage	50718.16	11.99	22.00	11,158.00	11.00	185.81	11,343.81
42330167	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	2,143.88	8.99	22.00	471.65	-18.00	-9.64	462.02
42467470	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	2,921.00	12.99	22.00	642.62	-21.00	-22.13	620.49
43166942	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	4,327.75	14.98	22.00	952.11	-13.00	-23.41	928.69
43932409	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	3,540.00	13.99	22.00	778.80	-10.00	-13.76	765.04
59376412	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	199.7	16.99	22.00	43.93	18.00	1.70	45.63
60080947	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	2,459.53	13.99	22.00	541.10	-7.00	-6.69	534.41
60471618	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	6578.35	16.00	22.00	1,447.24	0.00	0.00	1,447.24
62197300	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	2,615.34	16.25	22.00	575.37	-17.00	-20.07	555.31
62964715	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	1490.91	13.99	22.00	328.00	6.00	3.48	331.48
63718517	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	2,000.00	12.99	22.00	440.00	-22.00	-15.88	424.12
66325314	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	1,943.80	13.99	22.00	427.64	-22.00	-16.62	411.02
50233831	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	5376.66	15.74	22.00	1,182.87	5.00	11.75	1,194.62
67155463	8/1/2008	9/4/2008	Fund	Consumer Non Mortgage	1,469.97	13.99	22.00	323.39	-33.00	-18.85	304.54
67411009	8/1/2008	3/24/2009	Fund	Consumer Non Mortgage	2,018.76	17.99	22.00	444.13	-233.00	-235.05	209.07
68377037	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	761.60	17.92	22.00	167.55	-28.00	-10.62	156.94

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
51070539	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	7318.08	11.99	22.00	1,609.98	5.00	12.19	1,622.16
69182566	8/1/2008	9/10/2008	Fund	Consumer Non Mortgage	1,901.39	12.99	22.00	418.31	-39.00	-26.76	391.55
69414969	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	2,595.23	9.99	22.00	570.95	-28.00	-20.16	550.79
70332650	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	2,162.37	14.99	22.00	475.72	-23.00	-20.71	455.01
52572711	8/1/2008	7/19/2008	Fund	Consumer Non Mortgage	15958.38	16.99	22.00	3,510.84	12.00	90.38	3,601.22
70656719	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	2,581.34	13.99	22.00	567.89	-20.00	-20.06	547.83
71594558	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	697.85	13.99	22.00	153.53	-23.00	-6.24	147.29
72137839	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	3046.97	12.99	22.00	670.33	0.00	0.00	670.33
74702874	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	12,403.74	11.99	22.00	2,728.82	-19.00	-78.49	2,650.33
76447348	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	1061.76	13.99	22.00	233.59	1.00	0.41	234.00
76567003	8/1/2008	6/30/2009	Fund	Consumer Non Mortgage	221.60	13.99	22.00	48.75	-329.00	-28.33	20.42
57811826	8/1/2008	6/29/2008	Fund	Consumer Non Mortgage	1437.6	12.99	22.00	316.27	0.00	0.00	316.27
57965836	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	2762.38	13.99	22.00	607.72	0.00	0.00	607.72
76641265	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	4395.15	10.49	22.00	966.93	5.00	6.40	973.34
58527081	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	4,626.34	8.99	22.00	1,017.79	-13.00	-15.02	1,002.78
58547802	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	15893.32	16.25	22.00	3,496.53	20.00	143.48	3,640.01
77254691	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	847.54	10.18	22.00	186.46	-28.00	-6.71	179.75
77851296	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	4,646.89	12.98	22.00	1,022.32	-1.00	-1.68	1,020.64
79316043	8/1/2008	6/15/2008	Fund	Consumer Non Mortgage	2061.93	14.49	22.00	453.62	0.00	0.00	453.62
60415317	8/1/2008	7/8/2008	Fund	Consumer Non Mortgage	2671.51	12.34	22.00	587.73	23.00	21.06	608.79
60454626	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	1,421.34	16.99	22.00	312.69	-24.00	-16.10	296.60
81340034	8/1/2008	5/29/2009	Fund	Consumer Non Mortgage	1,363.87	12.99	22.00	300.05	-298.00	-146.65	153.40
82335133	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	361.96	18.00	22.00	79.63	-10.00	-1.81	77.82
82899586	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	7290.96	17.99	22.00	1,604.01	18.00	65.58	1,669.59
83440679	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	2,097.06	12.91	22.00	461.35	-13.00	-9.78	451.58
61848607	8/1/2008	8/1/2008	Fund	Consumer Non Mortgage	2627.1	18.00	22.00	577.96	0.00	0.00	577.96
61965635	8/1/2008	7/14/2008	Fund	Consumer Non Mortgage	1711.88	10.18	22.00	376.61	17.00	8.23	384.84
62045283	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	659.32	15.99	22.00	145.05	-24.00	-7.03	138.02
84584524	8/1/2008	10/4/2008	Fund	Consumer Non Mortgage	2,767.05	14.13	22.00	608.75	-63.00	-68.42	540.33
62574990	8/1/2008	11/27/2008	Fund	Consumer Non Mortgage	744.38	16.99	22.00	163.76	-116.00	-40.75	123.01
85290302	8/1/2008	6/19/2008	Fund	Consumer Non Mortgage	11837.92	11.99	22.00	2,604.34	0.00	0.00	2,604.34
85296333	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	2172.33	16.99	22.00	477.91	15.00	15.38	493.29
85892152	8/1/2008	6/19/2008	Fund	Consumer Non Mortgage	13030.69	11.99	22.00	2,866.75	0.00	0.00	2,866.75
86406707	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	3,701.61	12.11	22.00	814.35	-18.00	-22.41	791.94
86590712	8/1/2008	10/9/2008	Fund	Consumer Non Mortgage	2,377.60	14.12	22.00	523.07	-68.00	-63.41	459.66
90229126	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	3,927.98	13.99	22.00	864.16	-12.00	-18.32	845.84
90562763	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	9518.91	11.99	22.00	2,094.16	0.00	0.00	2,094.16
91471055	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	5,082.30	8.99	22.00	1,118.11	-26.00	-33.00	1,085.11
66002306	8/1/2008	4/14/2009	Fund	Consumer Non Mortgage	173.59	17.99	22.00	38.19	-253.00	-21.95	16.24
66005964	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	1,122.10	14.50	22.00	246.86	-28.00	-12.65	234.21
91514916	8/1/2008	11/16/2008	Fund	Consumer Non Mortgage	3,108.35	18.00	22.00	683.84	-105.00	-163.19	520.65
66117304	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	2173.66	8.00	22.00	478.21	3.00	1.45	479.65
66823503	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	3,001.31	13.99	22.00	660.29	-19.00	-22.16	638.13
66900014	8/1/2008	6/21/2008	Fund	Consumer Non Mortgage	1228.68	15.99	22.00	270.31	0.00	0.00	270.31
94193820	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	2,834.26	16.99	22.00	623.54	-24.00	-32.10	591.43
900010956	8/1/2008	9/14/2008	Fund	Consumer Non Mortgage	5,439.58	12.99	22.00	1,196.71	-43.00	-84.40	1,112.31
900011164	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	1,695.12	9.90	22.00	372.93	-29.00	-13.52	359.41
900011881	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	17,406.08	17.99	22.00	3,829.34	-3.00	-26.09	3,803.24
900012267	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	4,457.86	12.99	22.00	980.73	-19.00	-30.56	950.17
900013058	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	4457.4	12.99	22.00	980.63	20.00	32.17	1,012.80
900013066	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	1375.83	12.99	22.00	302.68	1.00	0.50	303.18
900013151	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	10,750.20	12.99	22.00	2,365.04	-5.00	-19.40	2,345.65
900013607	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	3,817.28	9.99	22.00	839.80	-13.00	-13.77	826.03
900015258	8/1/2008	7/4/2008	Fund	Consumer Non Mortgage	2595.79	12.99	22.00	571.07	27.00	25.28	596.36

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900017557	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	20,912.65	12.99	22.00	4,600.78	-3.00	-22.64	4,578.15
900018952	8/1/2008	6/24/2010	Fund	Consumer Non Mortgage	4,172.00	11.99	22.00	917.84	-683.00	-949.03	-31.19
900020043	8/1/2008	9/1/2008	Fund	Consumer Non Mortgage	1,169.14	11.99	22.00	257.21	-30.00	-11.68	245.53
900021083	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	2,487.91	12.99	22.00	547.34	-4.00	-3.59	543.75
900021524	8/1/2008	8/14/2008	Fund	Consumer Non Mortgage	3,828.40	13.99	22.00	842.25	-13.00	-19.34	822.91
900023124	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	1,057.60	12.99	22.00	232.67	-19.00	-7.25	225.42
900030176	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	8,781.48	13.99	22.00	1,931.93	-7.00	-23.89	1,908.04
900031340	8/1/2008	7/7/2008	Fund	Consumer Non Mortgage	8513.17	12.99	22.00	1,872.90	24.00	73.72	1,946.62
900031664	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	1,325.35	11.99	22.00	291.58	-29.00	-12.80	278.78
69412213	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	3,905.60	11.99	22.00	859.23	-14.00	-18.21	841.02
70584690	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	13,123.60	13.99	22.00	2,887.19	-4.00	-20.40	2,866.79
70711767	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	452.90	13.99	22.00	99.64	-7.00	-123	98.41
71062729	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	10,070.91	12.99	22.00	2,215.60	-2.00	-7.27	2,208.33
900047858	8/1/2008	12/31/2008	Fund	Consumer Non Mortgage	2,331.65	15.99	22.00	512.96	-149.00	-154.31	358.65
900050192	8/1/2008	7/13/2008	Fund	Consumer Non Mortgage	19541.48	8.99	22.00	4,299.13	18.00	87.84	4,386.96
900055855	8/1/2008	10/26/2008	Fund	Consumer Non Mortgage	4,049.55	13.99	22.00	690.90	-85.00	-133.76	757.14
900056139	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	2119.43	12.99	22.00	466.27	6.00	4.59	470.86
900059079	8/1/2008	1/4/2010	Fund	Consumer Non Mortgage	1,094.00	11.99	22.00	240.68	-513.00	-186.92	53.76
900064866	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	4,700.00	14.99	22.00	1,034.00	-26.00	-50.88	983.12
900068913	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	27572.94	12.99	22.00	6,066.05	0.00	0.00	6,066.05
900071164	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	3,109.72	13.99	22.00	684.14	-20.00	-24.17	659.97
900081962	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	2,256.05	12.99	22.00	496.33	-15.00	-12.21	484.12
900082363	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	6002.84	9.99	22.00	1,320.62	20.00	33.32	1,353.94
76649327	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	1257.9	12.99	22.00	276.74	5.00	2.27	279.01
900086489	8/1/2008	6/27/2008	Fund	Consumer Non Mortgage	26615.88	13.99	22.00	5,855.49	0.00	0.00	5,855.49
900086556	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	1,957.67	16.99	22.00	430.69	-17.00	-15.71	414.98
76969041	8/1/2008	6/29/2008	Fund	Consumer Non Mortgage	855.12	17.99	22.00	188.13	0.00	0.00	188.13
77322273	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	1,423.60	18.00	22.00	313.19	-6.00	-4.27	308.92
77451721	8/1/2008	8/18/2008	Fund	Consumer Non Mortgage	2,415.54	12.99	22.00	531.42	-17.00	-14.82	516.60
77567643	8/1/2008	7/11/2008	Fund	Consumer Non Mortgage	6026.02	17.99	22.00	1,325.72	20.00	60.23	1,385.95
78271312	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	501.90	16.51	22.00	110.42	-21.00	-4.83	105.58
900097539	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	3,400.18	8.99	22.00	748.04	-9.00	-7.64	740.40
79888229	8/1/2008	9/8/2008	Fund	Consumer Non Mortgage	13,922.72	6.00	22.00	3,063.00	-37.00	-85.86	2,977.14
900102772	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	18,834.64	8.99	22.00	4,143.62	-15.00	-70.55	4,073.07
900103156	8/1/2008	11/30/2008	Fund	Consumer Non Mortgage	3,799.50	12.99	22.00	835.89	-119.00	-163.15	672.74
900106666	8/1/2008	3/21/2010	Fund	Consumer Non Mortgage	800.00	13.99	22.00	176.00	-590.00	-183.42	-7.42
81030377	8/1/2008	7/31/2008	Fund	Consumer Non Mortgage	1886.85	12.99	22.00	415.11	1.00	0.68	415.79
81428846	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	1,813.19	14.50	22.00	398.90	-7.00	-5.11	393.79
900110211	8/1/2008	7/31/2009	Fund	Consumer Non Mortgage	1,705.20	11.99	22.00	375.14	-359.00	-203.89	171.26
900111796	8/1/2008	6/30/2008	Fund	Consumer Non Mortgage	804.52	14.99	22.00	176.99	0.00	0.00	176.99
900111831	8/1/2008	9/7/2008	Fund	Consumer Non Mortgage	2,631.88	8.99	22.00	579.01	-36.00	-23.66	555.35
82596741	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	5,115.76	11.99	22.00	1,125.47	-9.00	-15.33	1,110.13
82785547	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	3,256.49	13.99	22.00	716.43	-1.00	-1.27	715.16
900114432	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	5,621.84	11.99	22.00	1,236.80	-8.00	-14.98	1,221.83
900115499	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	2,423.25	12.99	22.00	533.12	-5.00	-4.37	528.74
900115605	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	3,303.72	13.99	22.00	726.82	-5.00	-6.42	720.40
900117541	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	4,344.42	13.99	22.00	955.77	-12.00	-20.26	935.51
84483492	8/1/2008	9/1/2008	Fund	Consumer Non Mortgage	4,620.16	17.99	22.00	1,016.44	-30.00	-69.26	947.17
900129640	8/1/2008	3/15/2009	Fund	Consumer Non Mortgage	4,172.54	17.99	22.00	917.96	-224.00	-467.06	450.89
900130694	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	1,675.60	8.99	22.00	368.63	-2.00	-0.84	367.80
900132679	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	305.24	8.99	22.00	67.15	-18.00	-1.37	65.78
86730162	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	12,285.12	13.91	22.00	2,702.73	-19.00	-90.19	2,612.54
900135193	8/1/2008	6/26/2008	Fund	Consumer Non Mortgage	12529.02	14.50	22.00	2,756.38	0.00	0.00	2,756.38
900135557	8/1/2008	8/29/2009	Fund	Consumer Non Mortgage	440.32	13.99	22.00	96.87	-388.00	-66.39	30.48

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
87840783	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	3190.33	14.99	22.00	701.87	0.00	0.00	701.87
900149886	8/1/2008	8/23/2008	Fund	Consumer Non Mortgage	2,167.34	12.99	22.00	476.81	-22.00	-17.21	459.61
900151237	8/1/2008	12/29/2008	Fund	Consumer Non Mortgage	744.27	14.50	22.00	163.74	-148.00	-44.37	119.37
900152349	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	4,412.26	11.99	22.00	970.70	-1.00	-1.47	969.23
90854708	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	870.1	14.99	22.00	191.42	3.00	1.09	192.51
90856452	8/1/2008	10/27/2008	Fund	Consumer Non Mortgage	3,297.25	15.99	22.00	725.40	-86.00	-125.95	599.45
90956999	8/1/2008	2/19/2009	Fund	Consumer Non Mortgage	146.20	13.99	22.00	32.16	-198.00	-11.25	20.91
900158404	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	456.04	21.99	22.00	100.33	-31.00	-8.64	91.69
91424060	8/1/2008	7/29/2008	Fund	Consumer Non Mortgage	3233.12	13.99	22.00	711.29	2.00	2.51	713.80
900161459	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	6.94	10.99	22.00	1.53	0.00	0.00	1.53
93590417	8/1/2008	8/19/2008	Fund	Consumer Non Mortgage	2,591.50	12.99	22.00	570.13	-18.00	-16.83	553.30
900165994	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	32522.72	14.99	22.00	7,155.00	9.00	121.88	7,276.88
900168108	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	272.55	13.99	22.00	59.96	-14.00	-1.48	58.48
900169379	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	5238	13.99	22.00	1,152.36	1.00	2.04	1,154.40
900173008	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	3,845.69	11.99	22.00	846.05	-23.00	-29.46	816.59
98310670	8/1/2008	10/15/2010	Fund	Consumer Non Mortgage	654.47	8.50	22.00	143.98	-794.00	-122.69	21.29
900173674	8/1/2008	7/24/2008	Fund	Consumer Non Mortgage	3791.71	16.99	22.00	834.18	7.00	12.53	846.70
98415461	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	5166.31	11.99	22.00	1,136.59	15.00	25.81	1,162.40
900175564	8/1/2008	8/31/2008	Fund	Consumer Non Mortgage	4,077.60	11.99	22.00	897.07	-29.00	-39.38	857.69
900176859	8/1/2008	6/7/2009	Fund	Consumer Non Mortgage	2,050.00	8.99	22.00	451.00	-306.00	-156.65	294.35
900010750	8/1/2008	10/2/2008	Fund	Consumer Non Mortgage	856.92	13.99	22.00	188.52	-61.00	-20.31	168.21
900012385	8/1/2008	3/17/2010	Fund	Consumer Non Mortgage	513.43	8.50	22.00	112.95	-586.00	-71.04	41.92
900012834	8/1/2008	7/18/2008	Fund	Consumer Non Mortgage	26970.48	11.99	22.00	5,933.51	13.00	116.77	6,050.28
900183774	8/1/2008	6/16/2009	Fund	Consumer Non Mortgage	2,453.20	17.99	22.00	539.70	-315.00	-386.16	153.54
900012930	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	682.40	12.99	22.00	150.13	-5.00	-1.23	148.90
900013413	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	225.18	12.99	22.00	49.54	0.00	0.00	49.54
900013806	8/1/2008	8/5/2008	Fund	Consumer Non Mortgage	1,174.70	13.99	22.00	258.43	-4.00	-1.83	256.61
900186516	8/1/2008	4/26/2009	Fund	Consumer Non Mortgage	2,396.66	18.99	22.00	527.27	-265.00	-335.02	192.24
900186526	8/1/2008	9/7/2008	Fund	Consumer Non Mortgage	891.10	18.99	22.00	196.04	-36.00	-16.92	179.12
900015178	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	2,804.45	14.99	22.00	616.98	-11.00	-12.85	604.13
900015293	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	2,262.52	13.99	22.00	497.75	-26.00	-22.86	474.89
900017007	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	2,221.88	12.99	22.00	488.81	-3.00	-2.41	486.41
900017475	8/1/2008	10/11/2008	Fund	Consumer Non Mortgage	5,353.78	11.99	22.00	1,177.83	-70.00	-124.82	1,053.01
900188814	8/1/2008	12/8/2009	Fund	Consumer Non Mortgage	1,942.10	12.99	22.00	427.26	-487.00	-341.28	85.98
900020860	8/1/2008	7/26/2008	Fund	Consumer Non Mortgage	8463.84	16.99	22.00	1,862.04	5.00	19.97	1,882.02
900022510	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	3,098.70	17.99	22.00	681.71	-23.00	-35.62	646.10
900023152	8/1/2008	6/29/2008	Fund	Consumer Non Mortgage	3336.25	13.99	22.00	733.98	0.00	0.00	733.98
900024550	8/1/2008	1/26/2009	Fund	Consumer Non Mortgage	1,780.80	13.99	22.00	391.78	-175.00	-121.11	270.67
900024800	8/1/2008	8/15/2008	Fund	Consumer Non Mortgage	5,640.72	11.99	22.00	1,240.96	-14.00	-26.30	1,214.66
900029620	8/1/2008	6/3/2008	Fund	Consumer Non Mortgage	12745.95	12.99	22.00	2,804.11	0.00	0.00	2,804.11
900034400	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	1,032.02	12.99	22.00	227.04	-6.00	-2.23	224.81
900198987	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	628.72	14.99	22.00	138.32	-16.00	-4.19	134.13
900200223	8/1/2008	9/14/2008	Fund	Consumer Non Mortgage	538.80	8.99	22.00	118.54	-43.00	-5.79	112.75
900041080	8/1/2008	6/30/2008	Fund	Consumer Non Mortgage	980.77	12.99	22.00	215.77	0.00	0.00	215.77
900042381	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	1,583.38	12.99	22.00	348.34	-10.00	-5.71	342.63
900054399	8/1/2008	7/6/2012	Fund	Consumer Non Mortgage	1,067.46	15.99	22.00	234.84	-1,415.00	-670.89	-436.05
900054858	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	2,595.60	17.99	22.00	571.03	-19.00	-24.64	546.39
900063759	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	1580.4	9.99	22.00	347.69	15.00	6.58	354.27
900219545	8/1/2008	3/29/2009	Fund	Consumer Non Mortgage	689.82	17.99	22.00	151.76	-238.00	-82.04	69.72
900068313	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	3,619.58	16.99	22.00	796.31	-20.00	-34.16	762.14
900069038	8/1/2008	3/5/2009	Fund	Consumer Non Mortgage	3,229.72	15.98	22.00	710.54	-214.00	-306.80	403.74
900223671	8/1/2008	6/26/2008	Fund	Consumer Non Mortgage	1647.14	14.99	22.00	362.37	0.00	0.00	362.37
900072652	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	3,515.75	8.99	22.00	773.47	-1.00	-0.88	772.59
900075653	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	6,441.00	9.99	22.00	1,417.02	-9.00	-16.09	1,400.93

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900076722	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	21,607.05	12.99	22.00	4,753.55	-26.00	-202.71	4,550.84
900080504	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	3,025.15	9.99	22.00	665.53	-24.00	-20.15	645.39
900232882	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	2,139.94	12.99	22.00	470.79	-10.00	-7.72	463.07
900083926	8/1/2008	8/17/2008	Fund	Consumer Non Mortgage	6,395.08	14.99	22.00	1,406.92	-16.00	-42.61	1,364.31
900088339	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	2,208.20	12.99	22.00	485.80	-20.00	-15.94	469.87
900089718	8/1/2008	3/12/2009	Fund	Consumer Non Mortgage	8,354.80	12.99	22.00	1,838.06	-221.00	-666.25	1,171.81
900246328	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	4,021.86	12.99	22.00	884.81	-5.00	-7.26	877.55
900250567	8/1/2008	8/29/2008	Fund	Consumer Non Mortgage	3,571.05	17.99	22.00	785.63	-28.00	-49.97	735.66
900254658	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	2,449.04	14.99	22.00	538.79	-15.00	-15.30	523.49
900256695	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	3,088.90	12.99	22.00	679.56	-26.00	-28.98	650.58
900097171	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	3,814.32	16.99	22.00	839.15	-2.00	-3.60	835.55
900098548	8/1/2008	9/6/2008	Fund	Consumer Non Mortgage	3,964.95	13.99	22.00	872.29	-35.00	-53.93	818.36
900266014	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	4,324.67	17.99	22.00	951.43	-19.00	-41.06	910.37
900099078	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	5,911.00	8.99	22.00	1,300.42	-15.00	-22.14	1,278.28
900103562	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	13,683.36	8.99	22.00	3,010.34	-20.00	-68.34	2,942.00
900104771	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	5,556.02	11.99	22.00	1,222.32	-19.00	-35.16	1,187.17
900270464	8/1/2008	8/8/2008	Fund	Consumer Non Mortgage	4,446.05	9.99	22.00	978.13	-7.00	-8.64	969.49
900271031	8/1/2008	6/6/2008	Fund	Consumer Non Mortgage	11752.5	15.99	22.00	2,585.55	0.00	0.00	2,585.55
900107357	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,810.50	12.99	22.00	398.31	-12.00	-7.84	390.47
900107587	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	5,070.60	14.99	22.00	1,115.53	-19.00	-40.12	1,075.42
900272482	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	24,327.17	11.99	22.00	5,351.98	-10.00	-81.02	5,270.95
900272729	8/1/2008	7/25/2008	Fund	Consumer Non Mortgage	10	14.99	22.00	2.20	6.00	0.02	2.22
900272741	8/1/2008	6/16/2008	Fund	Consumer Non Mortgage	1067.69	12.99	22.00	234.89	0.00	0.00	234.89
900273887	8/1/2008	7/16/2008	Fund	Consumer Non Mortgage	5246.74	12.99	22.00	1,154.28	15.00	28.40	1,182.68
900274876	8/1/2008	8/3/2008	Fund	Consumer Non Mortgage	22,348.75	11.99	22.00	4,916.73	-2.00	-14.89	4,901.84
900115280	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	3,886.59	8.99	22.00	855.05	-1.00	-0.97	854.08
900118278	8/1/2008	8/12/2008	Fund	Consumer Non Mortgage	2,412.00	12.99	22.00	530.64	-11.00	-9.57	521.07
900277249	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	1,007.93	16.99	22.00	221.74	-5.00	-2.38	219.37
900277327	8/1/2008	7/30/2008	Fund	Consumer Non Mortgage	2905.79	12.99	22.00	639.27	1.00	1.05	640.32
900277815	8/1/2008	2/16/2010	Fund	Consumer Non Mortgage	329.69	12.99	22.00	72.53	-555.00	-66.02	6.51
900285287	8/1/2008	11/14/2008	Fund	Consumer Non Mortgage	602.80	18.00	22.00	132.62	-103.00	-31.04	101.57
900127019	8/1/2008	7/23/2008	Fund	Consumer Non Mortgage	3645.43	14.99	22.00	801.99	8.00	12.14	814.14
900291099	8/1/2008	5/8/2010	Fund	Consumer Non Mortgage	2,369.00	12.99	22.00	521.18	-637.00	-544.52	-23.34
900132430	8/1/2008	9/2/2008	Fund	Consumer Non Mortgage	2,517.75	9.99	22.00	553.91	-31.00	-21.66	532.25
900133507	8/1/2008	7/10/2008	Fund	Consumer Non Mortgage	11378.04	9.99	22.00	2,503.17	21.00	66.31	2,569.47
900135468	8/1/2008	6/26/2008	Fund	Consumer Non Mortgage	26295.5	11.99	22.00	5,785.01	0.00	0.00	5,785.01
900295806	8/1/2008	9/29/2008	Fund	Consumer Non Mortgage	7,385.24	12.99	22.00	1,624.75	-58.00	-154.56	1,470.19
900297554	8/1/2008	8/24/2008	Fund	Consumer Non Mortgage	4,591.80	14.99	22.00	1,010.20	-23.00	-43.98	966.22
900143669	8/1/2008	9/17/2008	Fund	Consumer Non Mortgage	351.78	16.99	22.00	77.39	-46.00	-7.64	69.75
900299534	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	887.04	18.00	22.00	195.15	-8.00	-3.55	191.60
900150135	8/1/2008	4/6/2009	Fund	Consumer Non Mortgage	691.85	12.98	22.00	152.21	-245.00	-61.12	91.09
900150645	8/1/2008	8/21/2008	Fund	Consumer Non Mortgage	15,673.00	8.99	22.00	3,448.06	-20.00	-78.28	3,369.78
900151608	8/1/2008	7/24/2009	Fund	Consumer Non Mortgage	2,234.46	14.99	22.00	491.58	-353.00	-328.43	163.15
900165780	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	3,165.64	8.99	22.00	696.44	-15.00	-11.86	684.58
900166388	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	1,915.92	12.99	22.00	421.50	-9.00	-6.22	415.28
900166866	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	1,064.20	12.99	22.00	234.12	-26.00	-9.98	224.14
900169085	8/1/2008	9/22/2008	Fund	Consumer Non Mortgage	3,413.68	13.99	22.00	751.01	-51.00	-67.66	683.35
900169165	8/1/2008	6/4/2008	Fund	Consumer Non Mortgage	4547.35	14.99	22.00	1,000.42	0.00	0.00	1,000.42
900170951	8/1/2008	7/28/2008	Fund	Consumer Non Mortgage	461.58	9.99	22.00	101.55	3.00	0.38	101.93
900171380	8/1/2008	8/7/2008	Fund	Consumer Non Mortgage	702.38	20.99	22.00	154.52	-6.00	-2.46	152.07
900176786	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	3,332.70	11.99	22.00	733.19	-5.00	-5.55	727.64
900177381	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	2,805.82	8.99	22.00	617.28	-25.00	-17.52	599.76
900181614	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	6,495.66	8.99	22.00	1,429.05	-10.00	-16.22	1,412.82
900184559	8/1/2008	8/10/2008	Fund	Consumer Non Mortgage	2,842.59	14.99	22.00	625.37	-9.00	-10.65	614.72

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
900335149	8/1/2008	8/13/2008	Fund	Consumer Non Mortgage	1,923.26	17.99	22.00	423.12	-12.00	-11.53	411.58
900193883	8/1/2008	11/16/2009	Fund	Consumer Non Mortgage	1,158.40	12.98	22.00	254.85	-465.00	-194.22	60.63
900195750	8/1/2008	7/2/2008	Fund	Consumer Non Mortgage	1528.67	11.99	22.00	336.31	29.00	14.76	351.07
900196076	8/1/2008	8/2/2008	Fund	Consumer Non Mortgage	6,475.15	11.99	22.00	1,424.53	-1.00	-2.16	1,422.38
900206786	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	2,344.70	12.99	22.00	515.83	-15.00	-12.69	503.14
900211262	8/1/2008	6/17/2008	Fund	Consumer Non Mortgage	1572.84	17.99	22.00	346.02	0.00	0.00	346.02
900219007	8/1/2008	11/6/2009	Fund	Consumer Non Mortgage	2,182.35	14.99	22.00	480.12	-455.00	-413.46	66.66
900220346	8/1/2008	11/21/2008	Fund	Consumer Non Mortgage	5,880.00	8.99	22.00	1,293.60	-110.00	-161.52	1,132.08
900223173	8/1/2008	6/25/2008	Fund	Consumer Non Mortgage	14272.75	16.99	22.00	3,140.01	0.00	0.00	3,140.01
900231831	8/1/2008	8/4/2008	Fund	Consumer Non Mortgage	4,079.80	13.99	22.00	897.56	-3.00	-4.76	892.80
900232671	8/1/2008	5/12/2009	Fund	Consumer Non Mortgage	2,309.60	12.99	22.00	508.11	-281.00	-234.13	273.99
900382183	8/1/2008	6/20/2009	Fund	Consumer Non Mortgage	840.16	14.54	22.00	184.84	-319.00	-108.25	76.59
900251493	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	18,191.73	11.99	22.00	4,002.18	-29.00	-175.71	3,826.47
900253596	8/1/2008	8/6/2008	Fund	Consumer Non Mortgage	28,284.30	9.99	22.00	6,222.55	-5.00	-39.24	6,183.30
900263394	8/1/2008	8/20/2008	Fund	Consumer Non Mortgage	19,067.90	14.99	22.00	4,194.94	-19.00	-150.85	4,044.08
900276577	8/1/2008	8/26/2008	Fund	Consumer Non Mortgage	3,297.70	12.99	22.00	725.49	-25.00	-29.75	695.75
900400716	8/1/2008	8/9/2008	Fund	Consumer Non Mortgage	8,817.59	11.99	22.00	1,939.87	-8.00	-23.49	1,916.38
900281139	8/1/2008	8/11/2008	Fund	Consumer Non Mortgage	3,330.90	12.99	22.00	732.80	-10.00	-12.02	720.78
900294893	8/1/2008	8/25/2008	Fund	Consumer Non Mortgage	2,955.32	12.99	22.00	650.17	-24.00	-25.59	624.58
900296365	8/1/2008	8/27/2008	Fund	Consumer Non Mortgage	2,689.68	14.99	22.00	591.73	-26.00	-29.12	562.61
900311362	8/1/2008	8/22/2008	Fund	Consumer Non Mortgage	4,321.44	9.99	22.00	950.72	-21.00	-25.18	925.53
900430980	8/1/2008	4/14/2010	Fund	Consumer Non Mortgage	1,311.04	14.35	22.00	288.43	-613.00	-320.35	-31.92
900440163	8/1/2008	6/7/2009	Fund	Consumer Non Mortgage	799.96	21.99	22.00	175.99	-306.00	-149.52	26.47
900335247	8/1/2008	1/5/2009	Fund	Consumer Non Mortgage	572.84	18.00	22.00	126.02	-154.00	-44.11	81.92
900359138	8/1/2008	7/22/2008	Fund	Consumer Non Mortgage	158.56	18.00	22.00	34.88	9.00	0.71	35.60
900493251	8/1/2008	8/29/2009	Fund	Consumer Non Mortgage	801.14	21.99	22.00	176.25	-388.00	-189.87	-13.62
900429288	8/1/2008	11/14/2008	Fund	Consumer Non Mortgage	51.14	21.00	22.00	11.25	-103.00	-3.07	8.18
900573998	8/1/2008	10/19/2010	Fund	Consumer Non Mortgage	1,000.00	14.99	22.00	220.00	-798.00	-332.28	-112.28
900532592	8/1/2008	1/28/2011	Fund	Consumer Non Mortgage	170.93	15.99	22.00	37.60	-897.00	-68.10	-30.50
900541360	8/1/2008	9/17/2010	Fund	Consumer Non Mortgage	960.00	14.34	22.00	211.20	-766.00	-292.92	-81.72
900631056	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	9,950.46	14.13	22.00	2,189.10	-15.00	-58.58	2,130.52
900635151	8/1/2008	8/16/2008	Fund	Consumer Non Mortgage	4,283.70	12.99	22.00	942.41	-15.00	-23.19	919.23
900589680	8/1/2008	8/30/2008	Fund	Consumer Non Mortgage	17,330.88	13.99	22.00	3,812.79	-29.00	-195.31	3,617.48
900626094	8/1/2008	6/20/2008	Fund	Consumer Non Mortgage	5475.44	16.99	22.00	1,204.60	0.00	0.00	1,204.60
900641791	8/1/2008	7/17/2008	Fund	Consumer Non Mortgage	414.35	18.00	22.00	91.16	14.00	2.90	94.06
142989669	8/1/2008	7/18/2008	Fund	Auto	9,328.30	8.34	24.00	2,238.79	13.00	28.09	2,266.89
144601790	8/1/2008	7/18/2008	Fund	Auto	12,068.06	12.23	24.00	2,896.33	13.00	53.30	2,949.63
146145611	8/1/2008	5/18/2008	Fund	Auto	12,596.85	8.29	24.00	3,023.24	0.00	0.00	3,023.24
146756967	8/1/2008	5/18/2008	Fund	Auto	12,288.93	9.15	24.00	2,949.34	0.00	0.00	2,949.34
146790078	8/1/2008	6/18/2008	Fund	Auto	15,483.73	11.23	24.00	3,716.10	0.00	0.00	3,716.10
147168363	8/1/2008	6/18/2008	Fund	Auto	2,383.26	9.74	24.00	571.98	0.00	0.00	571.98
144113497	8/1/2008	6/19/2008	Fund	Auto	10,300.00	7.49	24.00	2,472.00	0.00	0.00	2,472.00
144216088	8/1/2008	6/19/2008	Fund	Auto	6,251.65	10.88	24.00	1,500.40	0.00	0.00	1,500.40
145784141	8/1/2008	6/19/2008	Fund	Auto	21,763.47	10.29	24.00	5,223.23	0.00	0.00	5,223.23
150176251	8/1/2008	5/19/2008	Fund	Auto	20,506.02	11.24	24.00	4,921.44	0.00	0.00	4,921.44
144561389	8/1/2008	5/20/2008	Fund	Auto	12,468.33	9	24.00	2,992.40	0.00	0.00	2,992.40
145079800	8/1/2008	5/20/2008	Fund	Auto	17,304.15	9.6	24.00	4,153.00	0.00	0.00	4,153.00
144994418	8/1/2008	6/20/2008	Fund	Auto	1,003.64	9.4	24.00	240.87	0.00	0.00	240.87
145939474	8/1/2008	5/20/2008	Fund	Auto	10,093.11	10.41	24.00	2,422.35	0.00	0.00	2,422.35
146931507	8/1/2008	6/20/2008	Fund	Auto	10,840.03	12.55	24.00	2,601.61	0.00	0.00	2,601.61
151177812	8/1/2008	5/20/2008	Fund	Auto	12,462.79	11.24	24.00	2,991.07	0.00	0.00	2,991.07
143780128	8/1/2008	6/21/2008	Fund	Auto	2,757.05	11.24	24.00	661.69	0.00	0.00	661.69
145093187	8/1/2008	5/21/2008	Fund	Auto	15,248.61	8.09	24.00	3,659.67	0.00	0.00	3,659.67
144633505	8/1/2008	5/21/2008	Fund	Auto	2,256.54	8.9	24.00	541.57	0.00	0.00	541.57

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
147399773	8/1/2008	5/21/2008	Fund	Auto	8,690.30	13.4	24.00	2,085.67	0.00	0.00	2,085.67
149164404	8/1/2008	7/21/2008	Fund	Auto	7,301.31	8.99	24.00	1,752.31	10.00	18.23	1,770.55
149608854	8/1/2008	5/21/2008	Fund	Auto	12,627.74	11.54	24.00	3,030.66	0.00	0.00	3,030.66
150647178	8/1/2008	6/21/2008	Fund	Auto	12,556.78	11.64	24.00	3,013.63	0.00	0.00	3,013.63
143249861	8/1/2008	5/22/2008	Fund	Auto	5,903.75	9.5	24.00	1,416.90	0.00	0.00	1,416.90
143829086	8/1/2008	6/22/2008	Fund	Auto	7,428.80	9.9	24.00	1,782.91	0.00	0.00	1,782.91
144536454	8/1/2008	6/22/2008	Fund	Auto	6,294.20	9.65	24.00	1,510.61	0.00	0.00	1,510.61
145423010	8/1/2008	6/22/2008	Fund	Auto	7,003.27	10.29	24.00	1,680.78	0.00	0.00	1,680.78
147540700	8/1/2008	6/22/2008	Fund	Auto	14,196.17	9.14	24.00	3,407.08	0.00	0.00	3,407.08
147613716	8/1/2008	5/22/2008	Fund	Auto	23,771.56	10.94	24.00	5,705.17	0.00	0.00	5,705.17
151478317	8/1/2008	6/22/2008	Fund	Auto	13,472.03	9.59	24.00	3,233.29	0.00	0.00	3,233.29
146485642	8/1/2008	5/23/2008	Fund	Auto	3,192.09	12.16	24.00	766.10	0.00	0.00	766.10
147385826	8/1/2008	6/23/2008	Fund	Auto	6,117.43	12.65	24.00	1,468.18	0.00	0.00	1,468.18
147949591	8/1/2008	6/23/2008	Fund	Auto	3,700.87	8.99	24.00	888.21	0.00	0.00	888.21
148346283	8/1/2008	6/23/2008	Fund	Auto	2,755.25	9.99	24.00	661.26	0.00	0.00	661.26
142388445	8/1/2008	6/24/2008	Fund	Auto	2,259.44	7.54	24.00	542.27	0.00	0.00	542.27
142692270	8/1/2008	6/24/2008	Fund	Auto	8,862.86	10.93	24.00	2,127.09	0.00	0.00	2,127.09
144125573	8/1/2008	6/24/2008	Fund	Auto	545.61	8.94	24.00	130.95	0.00	0.00	130.95
146821567	8/1/2008	5/24/2008	Fund	Auto	8,713.92	11.93	24.00	2,091.34	0.00	0.00	2,091.34
150559787	8/1/2008	5/24/2008	Fund	Auto	53,258.29	9.29	24.00	12,781.99	0.00	0.00	12,781.99
142811434	8/1/2008	6/25/2008	Fund	Auto	11,491.91	9.86	24.00	2,758.06	0.00	0.00	2,758.06
144364603	8/1/2008	5/25/2008	Fund	Auto	6,824.22	10.41	24.00	1,637.81	0.00	0.00	1,637.81
144589032	8/1/2008	6/25/2008	Fund	Auto	4,923.47	9.4	24.00	1,181.63	0.00	0.00	1,181.63
144496894	8/1/2008	5/25/2008	Fund	Auto	3,584.31	9	24.00	860.23	0.00	0.00	860.23
144762594	8/1/2008	6/25/2008	Fund	Auto	2,280.18	9.36	24.00	547.24	0.00	0.00	547.24
144828592	8/1/2008	5/25/2008	Fund	Auto	6,285.52	7.89	24.00	1,508.52	0.00	0.00	1,508.52
145347976	8/1/2008	6/25/2008	Fund	Auto	8,851.89	10.79	24.00	2,124.45	0.00	0.00	2,124.45
147271747	8/1/2008	7/25/2008	Fund	Auto	3,681.53	9.38	24.00	883.57	6.00	5.76	889.32
147746123	8/1/2008	6/25/2008	Fund	Auto	12,344.30	14.09	24.00	2,962.63	0.00	0.00	2,962.63
151066718	8/1/2008	5/25/2008	Fund	Auto	23,521.89	11.69	24.00	5,645.25	0.00	0.00	5,645.25
143772857	8/1/2008	6/26/2008	Fund	Auto	25,962.52	5.49	24.00	6,231.00	0.00	0.00	6,231.00
145367629	8/1/2008	6/26/2008	Fund	Auto	13,714.83	12.41	24.00	3,291.56	0.00	0.00	3,291.56
145790652	8/1/2008	6/26/2008	Fund	Auto	15,742.07	7.67	24.00	3,778.10	0.00	0.00	3,778.10
146449380	8/1/2008	6/26/2008	Fund	Auto	13,656.53	10.06	24.00	3,277.57	0.00	0.00	3,277.57
149728276	8/1/2008	5/26/2008	Fund	Auto	14,253.65	12.29	24.00	3,420.88	0.00	0.00	3,420.88
150418902	8/1/2008	5/27/2008	Fund	Auto	24,504.81	11.29	24.00	5,881.15	0.00	0.00	5,881.15
142392353	8/1/2008	6/28/2008	Fund	Auto	7,153.44	9.45	24.00	1,716.83	0.00	0.00	1,716.83
143826015	8/1/2008	6/28/2008	Fund	Auto	3,253.93	11.24	24.00	780.94	0.00	0.00	780.94
146251987	8/1/2008	6/28/2008	Fund	Auto	5,257.99	10.06	24.00	1,261.92	0.00	0.00	1,261.92
146362968	8/1/2008	6/28/2008	Fund	Auto	4,638.66	9.84	24.00	1,113.28	0.00	0.00	1,113.28
146475722	8/1/2008	6/28/2008	Fund	Auto	10,780.81	8.44	24.00	2,587.39	0.00	0.00	2,587.39
149874803	8/1/2008	7/28/2008	Fund	Auto	6,248.57	13.35	24.00	1,499.66	3.00	6.95	1,506.61
151157064	8/1/2008	6/28/2008	Fund	Auto	4,682.60	9.79	24.00	1,123.82	0.00	0.00	1,123.82
146425444	8/1/2008	5/29/2008	Fund	Auto	4,110.06	12.72	24.00	986.41	0.00	0.00	986.41
150202793	8/1/2008	6/29/2008	Fund	Auto	25,151.60	11.79	24.00	6,036.38	0.00	0.00	6,036.38
144843602	8/1/2008	7/30/2008	Fund	Auto	113.87	8.69	24.00	27.33	1.00	0.03	27.36
150364546	8/1/2008	6/30/2008	Fund	Auto	3,312.51	11.85	24.00	795.00	0.00	0.00	795.00
143399736	8/1/2008	6/1/2008	Fund	Auto	5,631.00	11.7	24.00	1,351.44	0.00	0.00	1,351.44
146680057	8/1/2008	7/1/2008	Fund	Auto	2,252.28	10.98	24.00	540.55	30.00	20.61	561.16
147003360	8/1/2008	8/1/2008	Fund	Auto	7,989.20	12.78	24.00	1,917.41	0.00	0.00	1,917.41
149441304	8/1/2008	6/1/2008	Fund	Auto	15,895.35	10.15	24.00	3,814.88	0.00	0.00	3,814.88
151627479	8/1/2008	7/1/2008	Fund	Auto	20,551.78	10.49	24.00	4,932.43	30.00	179.66	5,112.08
142507929	8/1/2008	6/2/2008	Fund	Auto	4,989.63	10.93	24.00	1,197.51	0.00	0.00	1,197.51
143853284	8/1/2008	7/2/2008	Fund	Auto	7,829.70	10.98	24.00	1,879.13	29.00	69.25	1,948.38

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
145102278	8/1/2008	6/3/2008	Fund	Auto	496.01	9.83	24.00	119.04	0.00	0.00	119.04
146292974	8/1/2008	5/4/2008	Fund	Auto	11,301.96	10.06	24.00	2,712.47	0.00	0.00	2,712.47
146621762	8/1/2008	6/4/2008	Fund	Auto	6,472.06	13.64	24.00	1,553.29	0.00	0.00	1,553.29
146669615	8/1/2008	6/4/2008	Fund	Auto	2,387.61	10.68	24.00	573.03	0.00	0.00	573.03
144709356	8/1/2008	6/5/2008	Fund	Auto	5,418.71	9.15	24.00	1,300.49	0.00	0.00	1,300.49
149130537	8/1/2008	7/5/2008	Fund	Auto	19,538.90	11.5	24.00	4,689.34	26.00	162.28	4,851.62
150344631	8/1/2008	7/5/2008	Fund	Auto	6,221.83	9.89	24.00	1,493.24	26.00	44.44	1,537.68
148031401	8/1/2008	7/6/2008	Fund	Auto	12,188.26	9.49	24.00	2,925.18	25.00	80.32	3,005.51
146638466	8/1/2008	5/7/2008	Fund	Auto	5,190.67	10.88	24.00	1,245.76	0.00	0.00	1,245.76
146685549	8/1/2008	7/7/2008	Fund	Auto	4,786.04	11.08	24.00	1,148.65	24.00	35.35	1,184.00
147299807	8/1/2008	6/7/2008	Fund	Auto	10,333.02	7.7	24.00	2,479.92	0.00	0.00	2,479.92
143394982	8/1/2008	7/8/2008	Fund	Auto	7,177.40	9.5	24.00	1,722.58	23.00	43.56	1,766.14
147171292	8/1/2008	6/8/2008	Fund	Auto	2,128.26	9.39	24.00	510.78	0.00	0.00	510.78
147218435	8/1/2008	6/8/2008	Fund	Auto	3,373.84	12.31	24.00	809.72	0.00	0.00	809.72
149598368	8/1/2008	7/8/2008	Fund	Auto	3,265.24	12.35	24.00	783.66	23.00	25.76	809.42
142196195	8/1/2008	7/9/2008	Fund	Auto	8,221.05	11.48	24.00	1,973.05	22.00	57.68	2,030.73
143069447	8/1/2008	6/9/2008	Fund	Auto	7,549.65	10.1	24.00	1,811.92	0.00	0.00	1,811.92
145939136	8/1/2008	7/9/2008	Fund	Auto	4,149.83	11.36	24.00	995.96	22.00	28.81	1,024.77
146195054	8/1/2008	7/9/2008	Fund	Auto	338.44	11.29	24.00	81.23	22.00	2.34	83.56
148884996	8/1/2008	5/9/2008	Fund	Auto	4,686.68	13.45	24.00	1,124.80	0.00	0.00	1,124.80
150307049	8/1/2008	6/9/2008	Fund	Auto	12,561.15	11.49	24.00	3,014.68	0.00	0.00	3,014.68
142212251	8/1/2008	7/10/2008	Fund	Auto	4,137.23	7.5	24.00	992.94	21.00	18.10	1,011.04
145442796	8/1/2008	7/10/2008	Fund	Auto	10,523.65	9	24.00	2,525.68	21.00	55.25	2,580.93
147296032	8/1/2008	6/10/2008	Fund	Auto	11,399.46	10.93	24.00	2,735.87	0.00	0.00	2,735,87
143082666	8/1/2008	6/11/2008	Fund	Auto	9,510.33	10.34	24.00	2,282.48	0.00	0.00	2,282.48
145297193	8/1/2008	7/11/2008	Fund	Auto	27,705.47	8.79	24.00	6,649.31	20.00	135.30	6,784.61
148438041	8/1/2008	6/11/2008	Fund	Auto	10,393.93	8.89	24.00	2,494.54	0.00	0.00	2,494.54
144878031	8/1/2008	7/12/2008	Fund	Auto	6,312.98	9.6	24.00	1,515.12	19.00	31.99	1,547.10
145403000	8/1/2008	5/12/2008	Fund	Auto	5,962.18	10.29	24.00	1,430.92	0.00	0.00	1,430.92
146004080	8/1/2008	7/12/2008	Fund	Auto	2,288.57	9.83	24.00	549.26	19.00	11.87	561.13
146772410	8/1/2008	7/12/2008	Fund	Auto	7,879.42	10.49	24.00	1,891.06	19.00	43.62	1,934.68
148709940	8/1/2008	5/12/2008	Fund	Auto	22,438.99	8.69	24.00	5,385.36	0.00	0.00	5,385.36
150720976	8/1/2008	7/12/2008	Fund	Auto	15,640.72	9.74	24.00	3,753.77	19.00	80.40	3,834.17
144050412	8/1/2008	5/13/2008	Fund	Auto	9,861.74	10.33	24.00	2,366.82	0.00	0.00	2,366.82
146226462	8/1/2008	7/13/2008	Fund	Auto	5,862.95	11.04	24.00	1,407.11	18.00	32.36	1,439.47
146330856	8/1/2008	6/13/2008	Fund	Auto	2,963.71	9.72	24.00	711.29	0.00	0.00	711.29
146846391	8/1/2008	6/13/2008	Fund	Auto	14,035.48	9.19	24.00	3,368.52	0.00	0.00	3,368.52
149610826	8/1/2008	5/13/2008	Fund	Auto	8,796.81	11.59	24.00	2,111.23	0.00	0.00	2,111.23
150866030	8/1/2008	7/13/2008	Fund	Auto	18,414.66	10.24	24.00	4,419.52	18.00	94.28	4,513.80
151048504	8/1/2008	6/13/2008	Fund	Auto	22,011.56	10.49	24.00	5,282.77	0.00	0.00	5,282.77
21220178	8/1/2008	5/14/2008	Fund	Auto	3,817.84	11.45	24.00	916.28	0.00	0.00	916.28
142701970	8/1/2008	6/14/2008	Fund	Auto	15,622.35	10.07	24.00	3,749.36	0.00	0.00	3,749.36
144467195	8/1/2008	7/14/2008	Fund	Auto	2,139.31	9.5	24.00	513.43	17.00	9.60	523.03
144715208	8/1/2008	6/14/2008	Fund	Auto	7,682.35	9.25	24.00	1,843.76	0.00	0.00	1,843.76
146124179	8/1/2008	6/14/2008	Fund	Auto	8,029.98	9.5	24.00	1,927.20	0.00	0.00	1,927.20
146232217	8/1/2008	7/14/2008	Fund	Auto	17,794.87	11.09	24.00	4,270.77	17.00	93.19	4,363.96
146788665	8/1/2008	5/14/2008	Fund	Auto	6,888.03	13.04	24.00	1,653.13	0.00	0.00	1,653.13
147756717	8/1/2008	5/14/2008	Fund	Auto	15,578.68	10.29	24.00	3,738.88	0.00	0.00	3,738.88
148904148	8/1/2008	7/14/2008	Fund	Auto	9,730.47	10.56	24.00	2,335.31	17.00	48.52	2,383.84
149567338	8/1/2008	7/14/2008	Fund	Auto	6,200.16	11.85	24.00	1,488.04	17.00	34.70	1,522.73
11889953	8/1/2008	5/15/2008	Fund	Auto	4,916.18	5.49	24.00	1,179.88	0.00	0.00	1,179.88
141425212	8/1/2008	7/15/2008	Fund	Auto	2,311.40	12.18	24.00	554.74	16.00	12.51	567.25
141705308	8/1/2008	6/15/2008	Fund	Auto	6,150.35	8.23	24.00	1,476.08	0.00	0.00	1,476.08
147891145	8/1/2008	6/15/2008	Fund	Auto	9,004.71	10.06	24.00	2,161.13	0.00	0.00	2,161.13

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
147611899	8/1/2008	6/15/2008	Fund	Auto	6,559.61	10.69	24.00	1,574.31	0.00	0.00	1,574.31
149896137	8/1/2008	6/15/2008	Fund	Auto	10,462.21	12.19	24.00	2,510.93	0.00	0.00	2,510.93
151469573	8/1/2008	6/15/2008	Fund	Auto	28,600.52	11.89	24.00	6,864.12	0.00	0.00	6,864.12
141326214	8/1/2008	7/14/2008	Fund	Auto	5,772.19	12.18	24.00	1,385.33	17.00	33.20	1,418.53
141474438	8/1/2008	6/21/2008	Fund	Auto	6,737.31	10.95	24.00	1,616.95	0.00	0.00	1,616.95
142112820	8/1/2008	7/3/2008	Fund	Auto	20,785.54	10.83	24.00	4,988.53	28.00	175.08	5,163.61
141753733	8/1/2008	7/7/2008	Fund	Auto	52.44	9.57	24.00	12.59	24.00	0.33	12.92
142031636	8/1/2008	7/7/2008	Fund	Auto	8,215.39	10.12	24.00	1,971.69	24.00	55.43	2,027.12
142226500	8/1/2008	7/10/2008	Fund	Auto	20,720.19	5.2	24.00	4,972.85	21.00	62.85	5,035.70
142136609	8/1/2008	7/10/2008	Fund	Auto	12,731.11	5.54	24.00	3,055.47	21.00	41.14	3,096.61
142179238	8/1/2008	7/10/2008	Fund	Auto	2,136.13	10.54	24.00	512.67	21.00	13.13	525.80
141976663	8/1/2008	7/14/2008	Fund	Auto	24,661.05	10.07	24.00	5,918.65	17.00	117.27	6,035.92
142074559	8/1/2008	7/16/2008	Fund	Auto	7,504.37	5.75	24.00	1,801.05	15.00	17.98	1,819.03
142084373	8/1/2008	7/16/2008	Fund	Auto	565.53	11.24	24.00	135.73	15.00	2.65	138.38
142199340	8/1/2008	6/16/2008	Fund	Auto	4,517.33	12.4	24.00	1,084.16	0.00	0.00	1,084.16
142301910	8/1/2008	7/24/2008	Fund	Auto	4,316.85	6.53	24.00	1,036.04	7.00	5.48	1,041.53
142311935	8/1/2008	7/24/2008	Fund	Auto	3,387.97	6.33	24.00	813.11	7.00	4.17	817.28
142571277	8/1/2008	7/23/2008	Fund	Auto	4,125.72	10.93	24.00	990.17	8.00	10.02	1,000.19
142036011	8/1/2008	6/20/2008	Fund	Auto	7,920.48	10.36	24.00	1,900.92	0.00	0.00	1,900.92
142509010	8/1/2008	7/6/2008	Fund	Auto	4,115.87	9.91	24.00	987.81	25.00	28.33	1,016.13
142669715	8/1/2008	7/11/2008	Fund	Auto	36.77	9.35	24.00	8.82	20.00	0.19	9.02
142679965	8/1/2008	6/11/2008	Fund	Auto	4,593.04	11.31	24.00	1,102.33	0.00	0.00	1,102.33
142541261	8/1/2008	8/14/2008	Fund	Auto	3,731.14	9.5	24.00	895.47	-13.00	-12.80	882.67
142690699	8/1/2008	7/14/2008	Fund	Auto	47.82	7.04	24.00	11.48	17.00	0.16	11.64
142634302	8/1/2008	7/17/2008	Fund	Auto	11,414.49	9.35	24.00	2,739.48	14.00	41.50	2,780.98
142634897	8/1/2008	5/17/2008	Fund	Auto	5,803.70	9.6	24.00	1,392.89	0.00	0.00	1,392.89
142701913	8/1/2008	7/18/2008	Fund	Auto	4,176.30	12.59	24.00	1,002.31	13.00	18.99	1,021.30
142658475	8/1/2008	7/19/2008	Fund	Auto	5,113.97	10.98	24.00	1,227.35	12.00	18.72	1,246.07
142897735	8/1/2008	8/16/2008	Fund	Auto	0.01	9.39	24.00	0.00	-15.00	0.00	0.00
143062308	8/1/2008	7/4/2008	Fund	Auto	82.18	11.84	24.00	19.72	27.00	0.73	20.45
143130139	8/1/2008	6/21/2008	Fund	Auto	5,319.33	11.65	24.00	1,276.64	0.00	0.00	1,276.64
143041598	8/1/2008	8/11/2008	Fund	Auto	80.13	9.11	24.00	19.23	-10.00	-0.20	19.03
143076834	8/1/2008	7/11/2008	Fund	Auto	127.50	10.59	24.00	30.60	20.00	0.75	31.35
143227890	8/1/2008	7/14/2008	Fund	Auto	5,521.63	5.9	24.00	1,325.19	17.00	15.38	1,340.58
142782926	8/1/2008	7/15/2008	Fund	Auto	32.29	12.14	24.00	7.75	16.00	0.17	7.92
143146109	8/1/2008	7/15/2008	Fund	Auto	8,700.48	11.13	24.00	2,088.12	16.00	43.04	2,131.15
143103389	8/1/2008	7/22/2008	Fund	Auto	3.50	7.58	24.00	0.84	9.00	0.01	0.85
143355409	8/1/2008	7/23/2008	Fund	Auto	16,003.28	10.39	24.00	3,840.79	8.00	36.95	3,877.74
143326373	8/1/2008	6/23/2008	Fund	Auto	7,147.51	10.05	24.00	1,715.40	0.00	0.00	1,715.40
142987114	8/1/2008	7/13/2008	Fund	Auto	4,562.69	9.35	24.00	1,095.05	18.00	21.33	1,116.38
143387497	8/1/2008	7/25/2008	Fund	Auto	90.72	9.6	24.00	21.77	6.00	0.15	21.92
142941809	8/1/2008	6/29/2008	Fund	Auto	20,689.82	8.33	24.00	4,965.56	0.00	0.00	4,965.56
143422812	8/1/2008	8/1/2008	Fund	Auto	6,734.52	5.35	24.00	1,616.28	0.00	0.00	1,616.28
143231337	8/1/2008	7/1/2008	Fund	Auto	4,873.97	8.37	24.00	1,169.75	30.00	34.00	1,203.75
142976843	8/1/2008	7/1/2008	Fund	Auto	225.77	6.42	24.00	54.18	30.00	1.21	55.39
143547573	8/1/2008	7/7/2008	Fund	Auto	462.63	7.64	24.00	111.03	24.00	2.36	113.39
143706106	8/1/2008	7/15/2008	Fund	Auto	42.09	11.23	24.00	10.10	16.00	0.21	10.31
143683346	8/1/2008	8/16/2008	Fund	Auto	72.42	6.22	24.00	17.38	-15.00	-0.19	17.19
143608843	8/1/2008	7/20/2008	Fund	Auto	10,353.88	11.16	24.00	2,484.93	11.00	35.31	2,520.24
143815010	8/1/2008	7/20/2008	Fund	Auto	679.98	11.36	24.00	163.20	11.00	2.36	165.56
143772179	8/1/2008	7/21/2008	Fund	Auto	8,703.74	8.37	24.00	2,088.90	10.00	20.24	2,109.13
143762522	8/1/2008	7/22/2008	Fund	Auto	180.78	10.9	24.00	43.39	9.00	0.49	43.88
143871955	8/1/2008	7/28/2008	Fund	Auto	11,277.74	6.86	24.00	2,706.66	3.00	6.45	2,713.10
143895159	8/1/2008	7/18/2008	Fund	Auto	10,838.05	12.64	24.00	2,601.13	13.00	49.47	2,650.60

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
144050068	8/1/2008	8/4/2008	Fund	Auto	199.14	8.29	24.00	47.79	-3.00	-0.14	47.66
143795923	8/1/2008	7/10/2008	Fund	Auto	2,496.00	9.65	24.00	599.04	21.00	14.05	613.09
144180610	8/1/2008	7/23/2008	Fund	Auto	249.34	12.14	24.00	59.84	8.00	0.67	60.51
144133462	8/1/2008	7/20/2008	Fund	Auto	2,889.51	8.9	24.00	693.48	11.00	7.86	701.34
143755283	8/1/2008	7/20/2008	Fund	Auto	6,318.51	8.99	24.00	1,516.44	11.00	17.36	1,533.80
144201268	8/1/2008	7/23/2008	Fund	Auto	75.12	9.15	24.00	18.03	8.00	0.15	18.18
144218749	8/1/2008	5/16/2008	Fund	Auto	3,634.57	10.15	24.00	872.30	0.00	0.00	872.30
144463759	8/1/2008	7/4/2008	Fund	Auto	319.92	10.9	24.00	76.78	27.00	2.62	79.40
144353081	8/1/2008	7/8/2008	Fund	Auto	5,077.41	8.34	24.00	1,218.58	23.00	27.05	1,245.63
144529606	8/1/2008	6/23/2008	Fund	Auto	2,127.63	9.33	24.00	510.63	0.00	0.00	510.63
144489173	8/1/2008	7/16/2008	Fund	Auto	16,615.90	10.83	24.00	3,987.82	15.00	74.98	4,062.80
144543597	8/1/2008	7/18/2008	Fund	Auto	8,706.81	9	24.00	2,089.63	13.00	28.30	2,117.93
144433497	8/1/2008	7/17/2008	Fund	Auto	5,820.22	9.91	24.00	1,396.85	14.00	22.43	1,419.28
144506942	8/1/2008	7/17/2008	Fund	Auto	3,940.54	9.33	24.00	945.73	14.00	14.30	960.03
144537366	8/1/2008	7/17/2008	Fund	Auto	366.38	6.47	24.00	87.93	14.00	0.92	88.85
144623908	8/1/2008	5/25/2008	Fund	Auto	9,343.46	9.91	24.00	2,242.43	0.00	0.00	2,242.43
144576042	8/1/2008	7/25/2008	Fund	Auto	337.00	8.94	24.00	80.88	6.00	0.50	81.38
144746482	8/1/2008	7/23/2008	Fund	Auto	19,661.06	8.29	24.00	4,718.65	8.00	36.22	4,754.87
144562399	8/1/2008	6/20/2008	Fund	Auto	2,604.75	10.41	24.00	625.14	0.00	0.00	625.14
144835348	8/1/2008	7/6/2008	Fund	Auto	336.95	8.09	24.00	80.87	25.00	1.89	82.76
144733279	8/1/2008	7/16/2008	Fund	Auto	1,323.97	10.4	24.00	317.75	15.00	5.74	323.49
144536520	8/1/2008	8/11/2008	Fund	Auto	113.12	9.5	24.00	27.15	-10.00	-0.30	26.85
144878751	8/1/2008	6/21/2008	Fund	Auto	2,659.67	10.49	24.00	638.32	0.00	0.00	638.32
145126882	8/1/2008	6/26/2008	Fund	Auto	13,578.65	10.41	24.00	3,258.88	0.00	0.00	3,258.88
145116796	8/1/2008	5/27/2008	Fund	Auto	4,671.04	9.79	24.00	1,121.05	0.00	0.00	1,121.05
144723681	8/1/2008	7/10/2008	Fund	Auto	33.66	13.14	24.00	8.08	21.00	0.26	8.34
144440656	8/1/2008	7/8/2008	Fund	Auto	6,231.45	9.91	24.00	1,495.55	23.00	39.45	1,535.00
145101082	8/1/2008	7/10/2008	Fund	Auto	471.20	10.4	24.00	113.09	21.00	2.86	115.95
144714733	8/1/2008	7/10/2008	Fund	Auto	462.99	8.84	24.00	111.12	21.00	2.39	113.51
145188510	8/1/2008	7/11/2008	Fund	Auto	16,091.72	11.49	24.00	3,862.01	20.00	102.72	3,964.73
145216537	8/1/2008	7/12/2008	Fund	Auto	31,228.55	11.29	24.00	7,494.85	19.00	186.08	7,680.93
145401900	8/1/2008	5/17/2008	Fund	Auto	14,894.25	9.91	24.00	3,574.62	0.00	0.00	3,574.62
145324805	8/1/2008	7/25/2008	Fund	Auto	9,609.54	9	24.00	2,306.29	6.00	14.41	2,320.70
145307264	8/1/2008	8/19/2008	Fund	Auto	362.84	7.64	24.00	87.08	-18.00	-1.39	85.70
145185867	8/1/2008	7/22/2008	Fund	Auto	13,726.69	5.75	24.00	3,294.41	9.00	19.73	3,314.14
145496289	8/1/2008	6/24/2008	Fund	Auto	2,297.78	8.29	24.00	551.47	0.00	0.00	551.47
145438012	8/1/2008	6/16/2008	Fund	Auto	17,612.24	9.91	24.00	4,226.94	0.00	0.00	4,226.94
145133119	8/1/2008	7/1/2008	Fund	Auto	7,735.51	10.4	24.00	1,856.52	30.00	67.04	1,923.56
145400840	8/1/2008	7/20/2008	Fund	Auto	4,852.81	8.92	24.00	1,164.67	11.00	13.23	1,177.90
145364072	8/1/2008	7/8/2008	Fund	Auto	4.18	9.91	24.00	1.00	23.00	0.03	1.03
145753533	8/1/2008	7/10/2008	Fund	Auto	18,934.01	8.74	24.00	4,544.16	21.00	96.53	4,640.69
145671213	8/1/2008	7/12/2008	Fund	Auto	15,405.64	7.42	24.00	3,697.35	19.00	60.33	3,757.68
145299978	8/1/2008	7/17/2008	Fund	Auto	11,373.96	8.37	24.00	2,729.75	14.00	37.02	2,766.77
145879222	8/1/2008	7/17/2008	Fund	Auto	4,728.39	7.99	24.00	1,134.81	14.00	14.69	1,149.51
145730065	8/1/2008	7/18/2008	Fund	Auto	8,441.01	12.05	24.00	2,025.84	13.00	36.73	2,062.57
145821781	8/1/2008	7/19/2008	Fund	Auto	6,299.61	8.69	24.00	1,511.91	12.00	18.25	1,530.15
145952185	8/1/2008	7/23/2008	Fund	Auto	9,887.10	10.29	24.00	2,372.90	8.00	22.61	2,395.51
146024332	8/1/2008	7/25/2008	Fund	Auto	6,615.28	6.85	24.00	1,587.67	6.00	7.55	1,595.22
145973574	8/1/2008	6/29/2008	Fund	Auto	19,798.81	9	24.00	4,751.71	0.00	0.00	4,751.71
146126057	8/1/2008	6/30/2008	Fund	Auto	6,196.68	9.1	24.00	1,487.20	0.00	0.00	1,487.20
146139846	8/1/2008	5/30/2008	Fund	Auto	5,955.88	10.79	24.00	1,429.41	0.00	0.00	1,429.41
146066051	8/1/2008	7/1/2008	Fund	Auto	7,458.77	9.74	24.00	1,790.10	30.00	60.54	1,850.65
146094369	8/1/2008	7/1/2008	Fund	Auto	7,346.59	5.94	24.00	1,763.18	30.00	36.37	1,799.55
146134918	8/1/2008	7/13/2008	Fund	Auto	4,754.63	9.79	24.00	1,141.11	18.00	23.27	1,164.39

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
146351748	8/1/2008	7/13/2008	Fund	Auto	3,654.77	13.06	24.00	877.14	18.00	23.87	901.01
145901153	8/1/2008	8/15/2008	Fund	Auto	2,885.47	12.3	24.00	692.51	-14.00	-13.80	678.71
146363935	8/1/2008	5/16/2008	Fund	Auto	2,007.23	8.75	24.00	481.74	0.00	0.00	481.74
146339803	8/1/2008	5/19/2008	Fund	Auto	13,352.58	10.68	24.00	3,204.62	0.00	0.00	3,204.62
146339132	8/1/2008	6/21/2008	Fund	Auto	5,101.77	9.15	24.00	1,224.42	0.00	0.00	1,224.42
146528011	8/1/2008	7/21/2008	Fund	Auto	15,160.44	11.13	24.00	3,638.51	10.00	46.87	3,685.38
146359231	8/1/2008	7/22/2008	Fund	Auto	4,146.04	12.66	24.00	995.05	9.00	13.12	1,008.17
146469594	8/1/2008	6/22/2008	Fund	Auto	1,424.53	9.15	24.00	341.89	0.00	0.00	341.89
146473551	8/1/2008	6/23/2008	Fund	Auto	4,301.66	10.33	24.00	1,032.40	0.00	0.00	1,032.40
146565277	8/1/2008	6/23/2008	Fund	Auto	5,724.47	12.39	24.00	1,373.87	0.00	0.00	1,373.87
146280883	8/1/2008	6/29/2008	Fund	Auto	16,575.88	9.5	24.00	3,978.21	0.00	0.00	3,978.21
146705764	8/1/2008	7/4/2008	Fund	Auto	6,016.79	9.93	24.00	1,444.03	27.00	44.81	1,488.84
146699878	8/1/2008	8/5/2008	Fund	Auto	2,389.89	11.7	24.00	573.57	-4.00	-3.11	570.47
146779340	8/1/2008	6/16/2008	Fund	Auto	9,494.08	11.88	24.00	2,278.58	0.00	0.00	2,278.58
146829649	8/1/2008	6/11/2008	Fund	Auto	9,153.75	8.38	24.00	2,196.90	0.00	0.00	2,196.90
146831544	8/1/2008	7/21/2008	Fund	Auto	0.04	11.48	24.00	0.01	10.00	0.00	0.01
146854870	8/1/2008	7/12/2008	Fund	Auto	11,972.74	8.38	24.00	2,873.46	19.00	52.95	2,926.41
146886269	8/1/2008	8/12/2008	Fund	Auto	1,960.97	6	24.00	470.63	-11.00	-3.60	467.04
146635027	8/1/2008	8/13/2008	Fund	Auto	1,178.98	7.93	24.00	282.96	-12.00	-3.12	279.84
146630505	8/1/2008	7/22/2008	Fund	Auto	8,717.25	9.29	24.00	2,092.14	9.00	20.25	2,112.39
146810976	8/1/2008	7/14/2008	Fund	Auto	6,510.98	7.25	24.00	1,562.64	17.00	22.29	1,584.93
146875217	8/1/2008	7/14/2008	Fund	Auto	4,755.91	8.78	24.00	1,141.42	17.00	19.72	1,161.14
146880437	8/1/2008	6/17/2008	Fund	Auto	17,076.36	9.48	24.00	4,098.33	0.00	0.00	4,098.33
146923437	8/1/2008	6/18/2008	Fund	Auto	7,851.63	9.99	24.00	1,884.39	0.00	0.00	1,884.39
146668110	8/1/2008	6/18/2008	Fund	Auto	3,624.05	9.58	24.00	869.77	0.00	0.00	869.77
146749653	8/1/2008	6/20/2008	Fund	Auto	5,841.25	9.49	24.00	1,401.90	0.00	0.00	1,401.90
146341737	8/1/2008	6/21/2008	Fund	Auto	1,779.08	11.76	24.00	426.98	0.00	0.00	426.98
146953926	8/1/2008	7/21/2008	Fund	Auto	818.94	12.39	24.00	196.55	10.00	2.82	199.36
146842502	8/1/2008	7/26/2008	Fund	Auto	149.03	11.98	24.00	35.77	5.00	0.25	36.02
147098896	8/1/2008	8/26/2008	Fund	Auto	63.03	7.39	24.00	15.13	-25.00	-0.32	14.80
146470634	8/1/2008	7/31/2008	Fund	Auto	159.51	6.99	24.00	38.28	1.00	0.03	38.31
146874298	8/1/2008	7/4/2008	Fund	Auto	3,953.19	8.88	24.00	948.77	27.00	26.33	975.09
147097164	8/1/2008	7/4/2008	Fund	Auto	12,973.25	9.43	24.00	3,113.58	27.00	91.75	3,205.33
147161291	8/1/2008	8/8/2008	Fund	Auto	3,403.42	10.99	24.00	816.82	-7.00	-7.27	809.55
147500172	8/1/2008	7/14/2008	Fund	Auto	18,143.07	11.09	24.00	4,354.34	17.00	95.01	4,449.35
147228092	8/1/2008	5/15/2008	Fund	Auto	6,393.48	10.93	24.00	1,534.44	0.00	0.00	1,534.44
147304580	8/1/2008	7/25/2008	Fund	Auto	3,323.62	9.24	24.00	797.67	6.00	5.12	802.79
147390599	8/1/2008	7/15/2008	Fund	Auto	12,059.85	10.06	24.00	2,894.36	16.00	53.92	2,948.28
147510887	8/1/2008	6/16/2008	Fund	Auto	11,825.30	10.85	24.00	2,838.07	0.00	0.00	2,838.07
147469676	8/1/2008	6/17/2008	Fund	Auto	10,048.17	9.43	24.00	2,411.56	0.00	0.00	2,411.56
146887926	8/1/2008	6/18/2008	Fund	Auto	14,989.46	12.89	24.00	3,597.47	0.00	0.00	3,597.47
147312024	8/1/2008	7/18/2008	Fund	Auto	2,194.26	12.81	24.00	526.62	13.00	10.15	536.77
147514478	8/1/2008	7/21/2008	Fund	Auto	16,289.11	10.06	24.00	3,909.39	10.00	45.52	3,954.91
147465812	8/1/2008	8/21/2008	Fund	Auto	355.08	9.58	24.00	85.22	-20.00	-1.89	83.33
147470845	8/1/2008	6/21/2008	Fund	Auto	12,477.96	11.18	24.00	2,994.71	0.00	0.00	2,994.71
147501449	8/1/2008	6/22/2008	Fund	Auto	9,608.14	9.15	24.00	2,305.95	0.00	0.00	2,305.95
147472386	8/1/2008	6/23/2008	Fund	Auto	10,361.58	10.84	24.00	2,486.78	0.00	0.00	2,486.78
147480613	8/1/2008	5/23/2008	Fund	Auto	1,915.35	13	24.00	459.68	0.00	0.00	459.68
147479898	8/1/2008	6/24/2008	Fund	Auto	4,791.09	9.15	24.00	1,149.86	0.00	0.00	1,149.86
147643125	8/1/2008	7/25/2008	Fund	Auto	6,976.89	10.69	24.00	1,674.45	6.00	12.43	1,686.88
147725700	8/1/2008	6/21/2008	Fund	Auto	12,948.27	9.69	24.00	3,107.58	0.00	0.00	3,107.58
147750300	8/1/2008	7/24/2008	Fund	Auto	15,873.05	9.54	24.00	3,809.53	7.00	29.44	3,838.98
147802700	8/1/2008	6/10/2008	Fund	Auto	15,378.63	9.75	24.00	3,690.87	0.00	0.00	3,690.87
147919342	8/1/2008	8/7/2008	Fund	Auto	243.09	9.89	24.00	58.34	-6.00	-0.40	57.94

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
147827972	8/1/2008	7/8/2008	Fund	Auto	4,526.96	9.74	24.00	1,086.47	23.00	28.17	1,114.64
147898573	8/1/2008	7/8/2008	Fund	Auto	1,374.27	12.09	24.00	329.82	23.00	10.62	340.44
147943307	8/1/2008	7/9/2008	Fund	Auto	16,585.46	9.09	24.00	3,980.51	22.00	92.13	4,072.64
147917411	8/1/2008	7/13/2008	Fund	Auto	11,444.38	10.81	24.00	2,746.65	18.00	61.86	2,808.51
147998972	8/1/2008	7/14/2008	Fund	Auto	3,486.04	12.81	24.00	836.65	17.00	21.09	857.74
147943306	8/1/2008	8/19/2008	Fund	Auto	249.86	8.89	24.00	59.97	-18.00	-1.11	58.86
147903659	8/1/2008	7/23/2008	Fund	Auto	5,970.93	12.75	24.00	1,433.02	8.00	16.92	1,449.94
148155286	8/1/2008	7/26/2008	Fund	Auto	6,409.27	11.14	24.00	1,538.22	5.00	9.92	1,548.14
148105736	8/1/2008	6/29/2008	Fund	Auto	8,017.42	10.09	24.00	1,924.18	0.00	0.00	1,924.18
147786570	8/1/2008	6/30/2008	Fund	Auto	4,305.46	12.25	24.00	1,033.31	0.00	0.00	1,033.31
148396869	8/1/2008	8/14/2008	Fund	Auto	1,465.32	9.19	24.00	351.68	-13.00	-4.86	346.81
148502759	8/1/2008	7/12/2008	Fund	Auto	5,695.96	9.93	24.00	1,367.03	19.00	29.85	1,396.88
148153320	8/1/2008	7/16/2008	Fund	Auto	0.01	12.19	24.00	0.00	15.00	0.00	0.00
148434727	8/1/2008	7/16/2008	Fund	Auto	5,427.92	7.99	24.00	1,302.70	15.00	18.07	1,320.77
148595375	8/1/2008	5/16/2008	Fund	Auto	454.94	9.59	24.00	109.19	0.00	0.00	109.19
148226530	8/1/2008	6/17/2008	Fund	Auto	5,060.36	11.7	24.00	1,214.49	0.00	0.00	1,214.49
148453265	8/1/2008	7/17/2008	Fund	Auto	15,853.07	12.04	24.00	3,804.74	14.00	74.23	3,878.96
148506921	8/1/2008	7/17/2008	Fund	Auto	6,229.95	12.19	24.00	1,495.19	14.00	29.53	1,524.72
148494752	8/1/2008	7/20/2008	Fund	Auto	15,991.11	12.65	24.00	3,837.87	11.00	61.81	3,899.68
148549680	8/1/2008	7/23/2008	Fund	Auto	3,859.35	10.45	24.00	926.24	8.00	8.96	935.21
148646045	8/1/2008	7/24/2008	Fund	Auto	5,016.96	11.14	24.00	1,204.07	7.00	10.87	1,214.94
148642999	8/1/2008	5/27/2008	Fund	Auto	4,406.08	13.45	24.00	1,057.46	0.00	0.00	1,057.46
148279068	8/1/2008	6/30/2008	Fund	Auto	3,152.07	13.85	24.00	756.50	0.00	0.00	756.50
148813301	8/1/2008	7/31/2008	Fund	Auto	7,381.74	11.51	24.00	1,771.62	1.00	2.36	1,773.98
148730993	8/1/2008	6/21/2008	Fund	Auto	16,855.63	9.15	24.00	4,045.35	0.00	0.00	4,045.35
148908148	8/1/2008	8/3/2008	Fund	Auto	8,784.45	9.59	24.00	2,108.27	-2.00	-4.68	2,103.59
148791017	8/1/2008	7/22/2008	Fund	Auto	6,820.77	8.25	24.00	1,636.98	9.00	14.07	1,651.05
148335950	8/1/2008	7/9/2008	Fund	Auto	1,950.12	10.89	24.00	468.03	22.00	12.98	481.01
149005513	8/1/2008	7/10/2008	Fund	Auto	2,046.17	12.35	24.00	491.08	21.00	14.74	505.82
148976359	8/1/2008	7/16/2008	Fund	Auto	3,902.24	11.49	24.00	936.54	15.00	18.68	955.22
148983351	8/1/2008	6/16/2008	Fund	Auto	4,418.37	12.44	24.00	1,060.41	0.00	0.00	1,060.41
149015533	8/1/2008	6/16/2008	Fund	Auto	6,364.64	11.54	24.00	1,527.51	0.00	0.00	1,527.51
148871302	8/1/2008	7/20/2008	Fund	Auto	30,534.58	10.45	24.00	7,328.30	11.00	97.50	7,425.80
149111080	8/1/2008	6/2/2008	Fund	Auto	17,071.29	11	24.00	4,097.11	0.00	0.00	4,097.11
149244962	8/1/2008	7/23/2008	Fund	Auto	0.01	9.09	24.00	0.00	8.00	0.00	0.00
148243349	8/1/2008	6/24/2008	Fund	Auto	11,703.44	12.04	24.00	2,808.83	0.00	0.00	2,808.83
149221547	8/1/2008	6/30/2008	Fund	Auto	4,371.08	9.89	24.00	1,049.06	0.00	0.00	1,049.06
149333706	8/1/2008	5/30/2008	Fund	Auto	4,466.67	10.96	24.00	1,072.00	0.00	0.00	1,072.00
149444451	8/1/2008	6/6/2008	Fund	Auto	14,238.73	13.44	24.00	3,417.30	0.00	0.00	3,417.30
149470938	8/1/2008	7/20/2008	Fund	Auto	11,417.73	11.34	24.00	2,740.26	11.00	39.56	2,779.82
149514463	8/1/2008	7/8/2008	Fund	Auto	3,503.19	12.05	24.00	840.77	23.00	26.97	867.74
149461186	8/1/2008	7/11/2008	Fund	Auto	10,623.40	12.19	24.00	2,549.62	20.00	71.94	2,621.56
148745621	8/1/2008	7/15/2008	Fund	Auto	2,012.85	7.79	24.00	483.08	16.00	6.97	490.05
149505919	8/1/2008	7/19/2008	Fund	Auto	57.47	10.55	24.00	13.79	12.00	0.20	13.99
149733021	8/1/2008	7/2/2008	Fund	Auto	6,957.37	7.95	24.00	1,669.77	29.00	44.56	1,714.32
149275341	8/1/2008	7/20/2008	Fund	Auto	107.56	8.45	24.00	25.81	11.00	0.28	26.09
149708598	8/1/2008	6/20/2008	Fund	Auto	11,375.99	10.49	24.00	2,730.24	0.00	0.00	2,730.24
149864779	8/1/2008	7/27/2008	Fund	Auto	7,266.53	11.24	24.00	1,743.97	4.00	9.08	1,753.04
149825238	8/1/2008	6/28/2008	Fund	Auto	14,716.89	11.74	24.00	3,532.05	0.00	0.00	3,532.05
149912809	8/1/2008	7/2/2008	Fund	Auto	57.08	11.59	24.00	13.70	29.00	0.53	14.23
149310110	8/1/2008	6/17/2008	Fund	Auto	11,687.87	11.74	24.00	2,805.09	0.00	0.00	2,805.09
149749870	8/1/2008	5/16/2008	Fund	Auto	18,521.52	12.09	24.00	4,445.16	0.00	0.00	4,445.16
149648893	8/1/2008	9/5/2008	Fund	Auto	1,661.13	8.35	24.00	398.67	-34.00	-13.10	385.57
150023303	8/1/2008	7/5/2008	Fund	Auto	3,479.94	14.2	24.00	835.19	26.00	35.69	870.87

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
150006890	8/1/2008	7/12/2008	Fund	Auto	4,274.05	12.85	24.00	1,025.77	19.00	28.99	1,054.76
150158929	8/1/2008	7/16/2008	Fund	Auto	3,191.95	7.79	24.00	766.07	15.00	10.36	776.43
149576555	8/1/2008	6/19/2008	Fund	Auto	9,150.11	13.45	24.00	2,196.03	0.00	0.00	2,196.03
150203559	8/1/2008	5/22/2008	Fund	Auto	10,409.59	10.74	24.00	2,498.30	0.00	0.00	2,498.30
150312974	8/1/2008	7/3/2008	Fund	Auto	4,672.33	13.95	24.00	1,121.36	28.00	50.69	1,172.05
150324609	8/1/2008	6/29/2008	Fund	Auto	8,248.47	10.89	24.00	1,979.63	0.00	0.00	1,979.63
150474277	8/1/2008	6/16/2008	Fund	Auto	21,079.58	6.69	24.00	5,059.10	0.00	0.00	5,059.10
150379960	8/1/2008	7/9/2008	Fund	Auto	13,290.08	11.74	24.00	3,189.62	22.00	95.35	3,284.97
150474159	8/1/2008	6/22/2008	Fund	Auto	18,542.98	9.99	24.00	4,450.32	0.00	0.00	4,450.32
150651053	8/1/2008	7/2/2008	Fund	Auto	25,159.67	10.99	24.00	6,038.32	29.00	222.74	6,261.06
150627679	8/1/2008	7/27/2008	Fund	Auto	12,133.18	12.29	24.00	2,911.96	4.00	16.57	2,928.53
150631545	8/1/2008	6/27/2008	Fund	Auto	4,166.81	13.95	24.00	1,000.03	0.00	0.00	1,000.03
150692267	8/1/2008	6/27/2008	Fund	Auto	1,076.51	9.24	24.00	258.36	0.00	0.00	258.36
150705319	8/1/2008	7/27/2008	Fund	Auto	1,170.72	6.42	24.00	280.97	4.00	0.84	281.81
150276025	8/1/2008	6/10/2008	Fund	Auto	13,408.83	10.46	24.00	3,218.12	0.00	0.00	3,218.12
150746152	8/1/2008	6/30/2008	Fund	Auto	24,115.10	8.79	24.00	5,787.62	0.00	0.00	5,787.62
150832027	8/1/2008	5/30/2008	Fund	Auto	15,015.66	12.14	24.00	3,603.76	0.00	0.00	3,603.76
150453467	8/1/2008	7/12/2008	Fund	Auto	3,074.76	10.24	24.00	737.94	19.00	16.62	754.56
150177298	8/1/2008	6/16/2008	Fund	Auto	30,136.78	10.89	24.00	7,232.83	0.00	0.00	7,232.83
150605637	8/1/2008	7/4/2008	Fund	Auto	13,572.47	8.49	24.00	3,257.39	27.00	86.42	3,343.82
150954156	8/1/2008	7/7/2008	Fund	Auto	10,670.66	7.89	24.00	2,560.96	24.00	56.13	2,617.09
150961865	8/1/2008	6/18/2008	Fund	Auto	16,433.31	9.59	24.00	3,943.99	0.00	0.00	3,943.99
151117504	8/1/2008	7/17/2008	Fund	Auto	7,466.73	8.69	24.00	1,792.02	14.00	25.23	1,817.25
150565417	8/1/2008	7/19/2008	Fund	Auto	6,759.77	12.85	24.00	1,622.34	12.00	28.95	1,651.30
150977540	8/1/2008	6/28/2008	Fund	Auto	14,339.86	11.54	24.00	3,441.57	0.00	0.00	3,441.57
151085848	8/1/2008	11/28/2008	Fund	Auto	21,843.04	8.89	24.00	5,242.33	-117.00	-631.10	4,611.23
151253487	8/1/2008	7/3/2008	Fund	Auto	14,469.10	12.05	24.00	3,472.58	28.00	135.61	3,608.19
151279388	8/1/2008	7/3/2008	Fund	Auto	15,611.87	9.14	24.00	3,746.85	28.00	110.98	3,857.83
151185335	8/1/2008	7/10/2008	Fund	Auto	1,701.05	9.09	24.00	408.25	21.00	9.02	417.27
151163063	8/1/2008	7/18/2008	Fund	Auto	14,157.86	11.19	24.00	3,397.89	13.00	57.21	3,455.10
151219345	8/1/2008	5/21/2008	Fund	Auto	12,712.45	12.35	24.00	3,050.99	0.00	0.00	3,050.99
151152947	8/1/2008	6/23/2008	Fund	Auto	14,482.68	9.59	24.00	3,475.84	0.00	0.00	3,475.84
151604681	8/1/2008	8/2/2008	Fund	Auto	19,730.25	11.49	24.00	4,735.26	-1.00	-6.30	4,728.96
143790848	8/1/2008	5/29/2008	Fund	Auto	2,648.96	9.18	24.00	635.75	0.00	0.00	635.75
142326489	8/1/2008	6/2/2008	Fund	Auto	9,268.72	10.78	24.00	2,224.49	0.00	0.00	2,224.49
147754538	8/1/2008	7/6/2008	Fund	Auto	14,754.80	9.79	24.00	3,541.15	25.00	100.31	3,641.46
147390695	8/1/2008	7/10/2008	Fund	Auto	4,178.21	10.06	24.00	1,002.77	21.00	24.52	1,027.29
146922725	8/1/2008	6/10/2008	Fund	Auto	6,385.12	13.14	24.00	1,532.43	0.00	0.00	1,532,43
142533682	8/1/2008	6/12/2008	Fund	Auto	3,948.75	7.54	24.00	947.70	0.00	0.00	947.70
143839486	8/1/2008	5/12/2008	Fund	Auto	7,738.08	9.6	24.00	1,857.14	0.00	0.00	1,857.14
149006859	8/1/2008	7/12/2008	Fund	Auto	6,987.04	10.74	24.00	1,676.89	19.00	39.60	1,716.49
144381065	8/1/2008	5/14/2008	Fund	Auto	1,583.27	9.4	24.00	379.98	0.00	0.00	379.98
143448940	8/1/2008	5/15/2008	Fund	Auto	3,866.92	9.5	24.00	928.06	0.00	0.00	928.06
151050267	8/1/2008	7/17/2008	Fund	Auto	8,661.52	11.04	24.00	2,078.76	14.00	37.19	2,115.95
142649266	8/1/2008	5/18/2008	Fund	Auto	9,893.45	11.43	24.00	2,374.43	0.00	0.00	2,374.43
148558536	8/1/2008	6/18/2008	Fund	Auto	6,776.33	9.49	24.00	1,626.32	0.00	0.00	1,626.32
150646054	8/1/2008	6/18/2008	Fund	Auto	9,699.82	13.35	24.00	2,327.96	0.00	0.00	2,327.96
144790323	8/1/2008	5/19/2008	Fund	Auto	7,478.70	9.5	24.00	1,794.89	0.00	0.00	1,794.89
145476092	8/1/2008	6/19/2008	Fund	Auto	14,571.56	11.49	24.00	3,497.17	0.00	0.00	3,497.17
146353019	8/1/2008	6/19/2008	Fund	Auto	12,817.77	12.06	24.00	3,076.26	0.00	0.00	3,076.26
148214311	8/1/2008	6/19/2008	Fund	Auto	30,811.03	10.64	24.00	7,394.65	0.00	0.00	7,394.65
149713830	8/1/2008	6/19/2008	Fund	Auto	18,449.78	12.76	24.00	4,427.95	0.00	0.00	4,427.95
148508605	8/1/2008	6/20/2008	Fund	Auto	4,567.61	12.55	24.00	1,096.23	0.00	0.00	1,096.23
142100566	8/1/2008	7/21/2008	Fund	Auto	8,448.29	8.87	24.00	2,027.59	10.00	20.82	2,048.41

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
143036357	8/1/2008	6/21/2008	Fund	Auto	1,155.68	9.09	24.00	277.36	0.00	0.00	277.36
143581235	8/1/2008	5/21/2008	Fund	Auto	10,740.34	10.1	24.00	2,577.68	0.00	0.00	2,577.68
146348466	8/1/2008	5/21/2008	Fund	Auto	9,932.44	10.29	24.00	2,383.79	0.00	0.00	2,383.79
147533631	8/1/2008	5/21/2008	Fund	Auto	4,764.24	10.81	24.00	1,143.42	0.00	0.00	1,143.42
141862810	8/1/2008	5/22/2008	Fund	Auto	3,742.30	11.48	24.00	898.15	0.00	0.00	898.15
141800586	8/1/2008	7/22/2008	Fund	Auto	2,021.04	11.65	24.00	485.05	9.00	5.89	490.94
146287790	8/1/2008	5/23/2008	Fund	Auto	3,490.70	9.15	24.00	837.77	0.00	0.00	837.77
149263467	8/1/2008	6/23/2008	Fund	Auto	11,474.74	7.89	24.00	2,753.94	0.00	0.00	2,753.94
11968352	8/1/2008	6/25/2008	Fund	Auto	3,907.08	8.49	24.00	937.70	0.00	0.00	937.70
142916897	8/1/2008	5/25/2008	Fund	Auto	2,666.84	8.39	24.00	640.04	0.00	0.00	640.04
146430588	8/1/2008	5/26/2008	Fund	Auto	11,252.15	9.68	24.00	2,700.52	0.00	0.00	2,700.52
147997450	8/1/2008	5/27/2008	Fund	Auto	4,645.38	10.29	24.00	1,114.89	0.00	0.00	1,114.89
148039319	8/1/2008	6/27/2008	Fund	Auto	10,012.47	12.29	24.00	2,402.99	0.00	0.00	2,402.99
149048730	8/1/2008	6/27/2008	Fund	Auto	2,628.36	13.61	24.00	630.81	0.00	0.00	630.81
150571079	8/1/2008	6/27/2008	Fund	Auto	10,780.27	9.49	24.00	2,587.26	0.00	0.00	2,587.26
151051420	8/1/2008	5/27/2008	Fund	Auto	13,289.23	7.69	24.00	3,189.42	0.00	0.00	3,189.42
144721394	8/1/2008	5/28/2008	Fund	Auto	12,161,93	7.49	24.00	2,918.86	0.00	0.00	2,918.86
144996266	8/1/2008	5/28/2008	Fund	Auto	16,578.72	9.49	24.00	3,978.89	0.00	0.00	3,978.89
146153509	8/1/2008	6/28/2008	Fund	Auto	16,775.66	10.99	24.00	4,026.16	0.00	0.00	4,026.16
146493795	8/1/2008	6/28/2008	Fund	Auto	7,543.70	10.93	24.00	1,810.49	0.00	0.00	1,810.49
149842539	8/1/2008	7/28/2008	Fund	Auto	17,912.23	10.49	24.00	4,298.94	3.00	15.66	4,314.59
145132146	8/1/2008	5/29/2008	Fund	Auto	15,498.97	9.62	24.00	3,719.75	0.00	0.00	3,719.75
148929347	8/1/2008	6/29/2008	Fund	Auto	4,754.45	13.45	24.00	1,141.07	0.00	0.00	1,141.07
144641045	8/1/2008	5/30/2008	Fund	Auto	5,436.55	9.91	24.00	1,304.77	0.00	0.00	1,304.77
145991243	8/1/2008	5/30/2008	Fund	Auto	8,816.16	8.89	24.00	2,115.88	0.00	0.00	2,115.88
143818607	8/1/2008	7/2/2008	Fund	Auto	3,172.79	8.29	24.00	761.47	29.00	21.19	782.66
147176363	8/1/2008	7/2/2008	Fund	Auto	8,172.36	9.43	24.00	1,961.37	29.00	62.08	2,023.45
143983819	8/1/2008	6/3/2008	Fund	Auto	12,782.09	9.89	24.00	3,067.70	0.00	0.00	3,067.70
144094161	8/1/2008	7/3/2008	Fund	Auto	6,216.32	7.49	24.00	1,491.92	28.00	36.21	1,528.13
146618532	8/1/2008	6/3/2008	Fund	Auto	1,192.21	14.64	24.00	286.13	0.00	0.00	286.13
146658200	8/1/2008	6/3/2008	Fund	Auto	17,149.69	9.78	24.00	4,115.93	0.00	0.00	4,115.93
143922492	8/1/2008	7/4/2008	Fund	Auto	5,201.38	10.1	24.00	1,248.33	27.00	39.40	1,287.73
144668019	8/1/2008	6/4/2008	Fund	Auto	18,458.92	7.77	24.00	4,430.14	0.00	0.00	4,430.14
145660527	8/1/2008	5/4/2008	Fund	Auto	4,896.12	11.3	24.00	1,175.07	0.00	0.00	1,175.07
143921858	8/1/2008	6/5/2008	Fund	Auto	700.43	9.4	24.00	168.10	0.00	0.00	168.10
148216778	8/1/2008	6/6/2008	Fund	Auto	7,084.37	11.14	24.00	1,700.25	0.00	0.00	1,700.25
148893904	8/1/2008	6/6/2008	Fund	Auto	10,888.18	11.59	24.00	2,613.16	0.00	0.00	2,613.16
149437884	8/1/2008	5/6/2008	Fund	Auto	12,807.32	10.24	24.00	3,073.76	0.00	0.00	3,073.76
147903526	8/1/2008	7/7/2008	Fund	Auto	6,790.59	9.14	24.00	1,629.74	24.00	41.38	1,671.12
150057144	8/1/2008	5/7/2008	Fund	Auto	16,553.86	9.94	24.00	3,972.93	0.00	0.00	3,972.93
141948863	8/1/2008	7/8/2008	Fund	Auto	8,950.96	8.49	24.00	2,148.23	23.00	48.55	2,196.78
146144002	8/1/2008	6/8/2008	Fund	Auto	10,054.84	8.99	24.00	2,413.16	0.00	0.00	2,413.16
145259741	8/1/2008	6/9/2008	Fund	Auto	1,640.75	10.29	24.00	393.78	0.00	0.00	393.78
146325522	8/1/2008	5/9/2008	Fund	Auto	19,065.26	9.15	24.00	4,575.66	0.00	0.00	4,575.66
149746769	8/1/2008	7/9/2008	Fund	Auto	4,175.76	11.24	24.00	1,002.18	22.00	28.68	1,030.87
147312360	8/1/2008	6/10/2008	Fund	Auto	1,561.80	10.35	24.00	374.83	0.00	0.00	374.83
150403083	8/1/2008	6/10/2008	Fund	Auto	15,167.65	13.79	24.00	3,640.24	0.00	0.00	3,640.24
145233486	8/1/2008	6/11/2008	Fund	Auto	10,490.97	8.09	24.00	2,517.83	0.00	0.00	2,517.83
145213304	8/1/2008	6/11/2008	Fund	Auto	5,184.28	8.76	24.00	1,244.23	0.00	0.00	1,244.23
145540951	8/1/2008	7/11/2008	Fund	Auto	1,409.43	8.49	24.00	338.26	20.00	6.65	344.91
151540537	8/1/2008	6/11/2008	Fund	Auto	24,466.07	11.64	24.00	5,871.86	0.00	0.00	5,871.86
143942322	8/1/2008	7/12/2008	Fund	Auto	4,109.28	11.36	24.00	986.23	19.00	24.64	1,010.86
145627360	8/1/2008	6/12/2008	Fund	Auto	7,482.70	9.91	24.00	1,795.85	0.00	0.00	1,795.85
149600689	8/1/2008	5/12/2008	Fund	Auto	8,239.14	10.64	24.00	1,977.39	0.00	0.00	1,977.39

Loan		Paid Thru	Funding		Principal		Purchase	Proceeds Before	Days	Accrued	Total Purchase
Number	As Of Date	Date	Status	Pool	Balance	Rate	Price	Accrual	Accrued	Interest	Proceeds
150399732	8/1/2008	6/12/2008	Fund	Auto	27,988.92	10.79	24.00	6,717.34	0.00	0.00	6,717.34
144809795	8/1/2008	7/13/2008	Fund	Auto	10,981.30	9.5	24.00	2,635.51	18.00	52.16	2,687.67
146161256	8/1/2008	5/13/2008	Fund	Auto	9,353.27	11.04	24.00	2,244.78	0.00	0.00	2,244.78
147878536	8/1/2008	6/13/2008	Fund	Auto	12,059.73	9.15	24.00	2,894.34	0.00	0.00	2,894.34
150230700	8/1/2008	5/13/2008	Fund	Auto	8,104.99	11.24	24.00	1,945.20	0.00	0.00	1,945.20
150704834	8/1/2008	6/13/2008	Fund	Auto	13,339.55	9.59	24.00	3,201.49	0.00	0.00	3.201.49
144760653	8/1/2008	5/14/2008	Fund	Auto	10,894.66	10.83	24.00	2,614.72	0.00	0.00	2,614.72
144963207	8/1/2008	6/14/2008	Fund	Auto	3,854.52	10.86	24.00	925.08	0.00	0.00	925.08
146248150	8/1/2008	5/14/2008	Fund	Auto	9,277.33	10.06	24.00	2,226.56	0.00	0.00	2,226.56
146743854	8/1/2008	7/14/2008	Fund	Auto	9,625.25	11.13	24.00	2,310.06	17.00	50.59	2,360.65
148988909	8/1/2008	6/14/2008	Fund	Auto	16,391.85	9	24.00	3,934.04	0.00	0.00	3,934.04
149151516	8/1/2008	6/15/2008	Fund	Auto	14,600.66	7.59	24.00	3,504.16	0.00	0.00	3,504.16
149928153	8/1/2008	6/15/2008	Fund	Auto	12,340.68	8.45	24.00	2,961.76	0.00	0.00	2,961.76
150287171	8/1/2008	6/15/2008	Fund	Auto	15,052.37	11.05	24.00	3,612.57	0.00	0.00	3,612.57
142307907	8/1/2008	5/16/2008	Fund	Auto	6,885.77	8.9	24.00	1,652.58	0.00	0.00	1,652.58
145814517	8/1/2008	5/16/2008	Fund	Auto	24,766.50	9.91	24.00	5,943.96	0.00	0.00	5,943.96
147015551	8/1/2008	6/16/2008	Fund	Auto	13,633.52	11.13	24.00	3,272.04	0.00	0.00	3.272.04
148854292	8/1/2008	7/16/2008	Fund	Auto	29,872.17	6.89	24.00	7,169.32	15.00	85.76	7,255.08
149423188	8/1/2008	5/16/2008	Fund	Auto	14,700.42	11.64	24.00	3,528.10	0.00	0.00	3,528.10
150037230	8/1/2008	6/16/2008	Fund	Auto	18,111.01	10.74	24.00	4,346.64	0.00	0.00	4,346.64
150555462	8/1/2008	7/16/2008	Fund	Auto	7,096.28	13.85	24.00	1,703.11	15.00	40.95	1,744.06
147373621	8/1/2008	5/17/2008	Fund	Auto	9,888.74	13.4	24.00	2,373.30	0.00	0.00	2,373.30
148505301	8/1/2008	5/17/2008	Fund	Auto	10,984.33	8.99	24.00	2,636.24	0.00	0.00	2,636.24
149042805	8/1/2008	7/17/2008	Fund	Auto	7,036.28	12.64	24.00	1,688.71	14.00	34.59	1,723.29
149788791	8/1/2008	5/17/2008	Fund	Auto	6,840.94	11	24.00	1,641.83	0.00	0.00	1,641.83
151310370	8/1/2008	6/17/2008	Fund	Auto	14,438.75	10.19	24.00	3,465.30	0.00	0.00	3,465.30
151414306	8/1/2008	6/17/2008	Fund	Auto	9,033.25	11.69	24.00	2,167.98	0.00	0.00	2,167.98

Schedule 1.1 (A) — Mortgage Loans

Schedule 1.1 (A) — Mortgage Loans
P X Grid/ Pooling

POOLING	PRICE
1ST LIEN - CURRENT - Clean History	67.00
1ST LIEN - CURRENT - Delq History or 30 DAYS	55.00
1ST LIEN - 60-90	35.00
1ST LIEN - > 90	25.00
1ST LIEN - REO	23.00

HELOC - 2ND - CURRENT - Clean History	39.00
HELOC - 2ND - CURRENT - Delq History or 30 DAYS	16.00
HELOC - 2ND - 60+ DAYS	1.00

2ND LIEN - CURRENT - Clean History	35.00
2ND LIEN - CURRENT - Delq History or 30 DAYS	16.00
2ND LIEN - 60+ DAYS	1.00

SMALL BALANCE COMMERCIAL - CURRENT - Clean History	58.00
SMALL BALANCE COMMERCIAL - CURRENT - Delq History or 30 DAYS	50.00
SMALL BALANCE COMMERCIAL - 60+ DAYS	30.00

HELOC - 1ST - CURRENT - Clean History	60.00
HELOC - 1ST - CURRENT - Delq History or 30 DAYS	50.00
HELOC - 1ST - 60+ DAYS	25.00

Schedule 1.1 (A) — Mortgage Loans
Purchase Schedule
List of Loans

SCHEDULE 1.1(b)
SELLERS’ KNOWLEDGE
Ronald Anthony
Doug Battin
John Cooke
Brian Doran
Cesar Medina
John Oeser
Alberto Paracchini

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SCHEDULE 1.1(c)
SERVICING AGREEMENTS, REO PROPERTY AND ADVANCES
Servicing Agreements
Equity One
1.	Pooling and Servicing Agreement, dated as of November 30,1998 (as amended, supplemented or otherwise modified from time to time in accordance with its terms), by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc. (DE), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc., Equity One Mortgage, Inc. (NY) and The Chase Manhattan Bank.

2.	Pooling and Servicing Agreement, dated as of July 31,1999 (as amended, supplemented or otherwise modified from time to time in accordance with its terms), by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc. (DE), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc., Equity One Mortgage, Inc. (NY) and The Chase Manhattan Bank.

3.	Pooling and Servicing Agreement, dated as of October 31, 2001, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

4.	Pooling and Servicing Agreement, dated as of January 31, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

5.	Pooling and Servicing Agreement, dated as of March 31, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

6.	Pooling and Servicing Agreement, dated as of April 30, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

7.	Pooling and Servicing Agreement, dated as of July 31, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

8.	Pooling and Servicing Agreement, dated as of September 30, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity

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One Consumer Loan Company, Inc., Popular Financial Services, LLC, Federal Home Loan Mortgage Corporation and JPMorgan Chase Bank.

9.	Pooling and Servicing Agreement, dated as of January 31, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

10.	Pooling and Servicing Agreement, dated as of March 31, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

11.	Pooling and Servicing Agreement, dated as of June 30, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

12.	Pooling and Servicing Agreement, dated as of September 30, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

13.	Pooling and Servicing Agreement, dated as of December 31, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank.

14.	Pooling and Servicing Agreement, dated as of March 31, 2004, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank.

15.	Pooling and Servicing Agreement, dated as of June 30, 2004, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank.

16.	Pooling and Servicing Agreement, dated as of August 31, 2004, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank.

17.	Pooling and Servicing Agreement, dated as of October 31, 2004, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

18.	Pooling and Servicing Agreement, dated as of December 31, 2004, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

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19.	Pooling and Servicing Agreement, dated as of March 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

20.	Pooling and Servicing Agreement, dated as of June 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

21.	Pooling and Servicing Agreement, dated as of August 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

22.	Pooling and Servicing Agreement, dated as of October 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

23.	Pooling and Servicing Agreement, dated as of December 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

24.	Pooling and Servicing Agreement, dated as of May 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

25.	Pooling and Servicing Agreement, dated as of July 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

26.	Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

27.	Pooling and Servicing Agreement, dated as of November 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

28.	Pooling and Servicing Agreement, dated as of January 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

29.	Pooling and Servicing Agreement, dated as of March 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc. (MN), Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

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30.	Pooling and Servicing Agreement, dated as of June 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

31.	Pooling and Servicing Agreement, dated as of September 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

32.	Pooling and Servicing Agreement, dated as of November 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and The Bank of New York.

33.	Pooling and Servicing Agreement, dated as of May 1, 2007, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and Deutsche Bank National Trust Company.
People’s Choice
34.	Amended and Restated Servicing Agreement, dated as of June 28, 2007, by and among Equity One, Inc., Wells Fargo Bank, National Association, Popular Mortgage Servicing, Inc., People’s Choice Home Loan Securities Trust Series 2005-2 and HSBC Bank USA National Association.

35.	Sale and Servicing Agreement, dated April 1, 2005 among People’s Choice Home Loan Securities Corp., as Depositor, People’s Choice Home Loan Securities Trust Series 2005-2, as Issuer, People’s Choice Funding, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, EMC Mortgage Corporation, as Servicer, People’s Choice Home Loan, Inc., as Subservicer and HSBC Bank USA National Association, as Indenture Trustee (as amended by the First Amendment to the Sale and Servicing Agreement, dated June 28, 2007).

36.	Amended and Restated Servicing Agreement, dated as of June 28, 2007, by and among Equity One, Inc., Wells Fargo Bank, National Association, Popular Mortgage Servicing, Inc., People’s Choice Home Loan Securities Trust Series 2005-3 and HSBC Bank USA National Association.

37.	Sale and Servicing Agreement, dated June 1, 2005 among People’s Choice Home Loan Securities Corp., as Depositor, People’s Choice Home Loan Securities Trust Series 2005-3, as Issuer, People’s Choice Funding, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, EMC Mortgage Corporation, as Servicer, People’s Choice Home Loan, Inc., as Subservicer and HSBC Bank USA National Association, as Indenture Trustee (as amended by the First Amendment to the Sale and Servicing Agreement, dated June 28, 2007).

38.	Amended and Restated Servicing Agreement, dated as of June 28, 2007, by and among Equity One, Inc., Wells Fargo Bank, National Association, Popular Mortgage Servicing,

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Inc., People’s Choice Home Loan Securities Trust Series 2005-4 and HSBC Bank USA National Association.

39.	Sale and Servicing Agreement, dated October 1, 2005 among People’s Choice Home Loan Securities Corp., as Depositor, People’s Choice Home Loan Securities Trust Series 2005-4, as Issuer, People’s Choice Funding, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, EMC Mortgage Corporation, as Servicer, People’s Choice Home Loan, Inc., as Subservicer and HSBC Bank USA National Association, as Indenture Trustee (as amended by the First Amendment to the Sale and Servicing Agreement, dated June 28, 2007).

40.	Amended and Restated Servicing Agreement, dated as of June 28, 2007, by and among Equity One, Inc., Wells Fargo Bank, N.A., Popular Mortgage Servicing, Inc. and HSBC Bank USA National Association. [Series 2006-1]

41.	Pooling and Servicing Agreement, dated July 1, 2006, among People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee, EMC Mortgage Corporation, as Servicer and People’s Choice Home Loan, Inc., as Seller and Subservicer (as amended by the First Amendment to the Pooling and Servicing Agreement, dated June 28, 2007). [Series 2006-1]
Nomura
42.	Pooling and Servicing Agreement, dated January 1, 2006, among Nomura Home Equity Loan, Inc., as Depositor, Nomura Credit & Capital, Inc., as Sponsor, Equity One, Inc., as Servicer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee and Portfolio Surveillance Analytics, LLC, as Credit Risk Manager (with respect to Sections 3.33 and 3.34 thereof). [Series 2006-FM1]

43.	Pooling and Servicing Agreement, dated October 1, 2006, among Nomura Home Equity Loan, Inc., as Depositor, Nomura Credit & Capital, Inc., as Sponsor, Equity One, Inc., as Servicer, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee and Wells Fargo Bank, National Association, as Credit Risk Manager (with respect to Sections 3.33 thru 3.36 thereof). [Series 2006-FM2]

44.	Pooling and Servicing Agreement, dated January 1, 2007, among Nomura Home Equity Loan, Inc., as Depositor, Nomura Credit & Capital, Inc., as Sponsor, Ocwen Loan Servicing, LLC, Equity One, Inc., Select Portfolio Servicing, Inc. as Servicers, Wells Fargo Bank, National Association, as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee and Wells Fargo Bank, National Association, as Credit Risk Manager (with respect to Sections 3.33 thru 3.36 thereof). [Series 2007-2]

45.	Pooling and Servicing Agreement, dated April 1, 2007, among Nomura Home Equity Loan, Inc., as Depositor, Nomura Credit & Capital, Inc., as Sponsor, Ocwen Loan Servicing, LLC, Equity One, Inc., as Servicers, Wells Fargo Bank, National Association,

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as Master Servicer and Securities Administrator, HSBC Bank USA, National Association, as Trustee and Wells Fargo Bank, National Association, as Credit Risk Manager (with respect to Sections 3.33 thru 3.36 thereof). [Series 2007-3]

46.	Pooling and Servicing Agreement, dated July 1, 2007, among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit & Capital, Inc., as Seller, GMAC Mortgage, LLC, as Servicer, Ocwen Loan Servicing, LLC as Servicer, Equity One, Inc., as Servicer, HSBC Bank USA, National Association, as Trustee, Wells Fargo Bank, National Association, as Securities Administrator, Master Servicer and Custodian and OfficerTiger Global Real Estate Services, as Credit Risk Manager. [Series 2007-S2]

47.	Flow Servicing Rights Purchase, Sale and Servicing Agreement, dated as of January 1, 2006, between Equity One, Inc., as Servicer and Nomura Credit & Capital, Inc., as Seller.
Related Agreements
Equity One
48.	Insurance and Indemnity Agreement, dated as of December 9, 1998, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and The Chase Manhattan Bank.

49.	Insurance and Indemnity Agreement, dated as of August 19, 1999, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and The Chase Manhattan Bank.

50.	Insurance and Indemnity Agreement, dated as of November 16, 2001, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and JPMorgan Chase Bank.

51.	Insurance and Indemnity Agreement, dated as of February 27, 2002, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and JPMorgan Chase Bank.

52.	Insurance and Indemnity Agreement, dated as of April 30, 2002, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and JPMorgan Chase Bank.

53.	Letter Agreement, dated as of June 10, 2002, by and among Mortgage Guaranty Insurance Corporation, Equity One, Inc., Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One, Incorporated, Popular Financial Services, LLC and J.P. Morgan Trust Company, National Association.

54.	Letter Agreement, dated as of August 22, 2004, by and among Financial Security Assurance, Inc., Equity One ABS, Inc. and Equity One, Inc.

55.	Letter Agreement, dated as of July 23, 2003, by and among Mortgage Guaranty Insurance Corporation, Equity One, Inc., Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One, Incorporated, Popular Financial Services, LLC and J.P. Morgan Trust Company, National Association.

8

56.	Letter Agreement, dated as of October 28, 2003, by and among Mortgage Guaranty Insurance Corporation, Equity One, Inc., Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One, Incorporated, Popular Financial Services, LLC and J.P. Morgan Trust Company, National Association.
People’s Choice
57.	Custodial Agreement, dated April 28, 2005, among HSBC Bank USA, National Association, as Indenture Trustee, People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wells Fargo Bank, N.A., as Custodian, People’s Choice Home Loan Securities Trust 2005-2, as Issuer, EMC Mortgage Corporation, as Servicer and People’s Choice Home Loan, Inc., as Subservicer.

58.	Custodial Agreement, dated July 1, 2005, among HSBC Bank USA, National Association, as Indenture Trustee, People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wells Fargo Bank, N.A., as Custodian, People’s Choice Home Loan Securities Trust 2005-3, as Issuer, EMC Mortgage Corporation, as Servicer and People’s Choice Home Loan, Inc., as Subservicer.

59.	Custodial Agreement, dated October 26, 2005, among HSBC Bank USA, National Association, as Indenture Trustee, People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Wells Fargo Bank, N.A., as Custodian, People’s Choice Home Loan Securities Trust 2005-4, as Issuer, EMC Mortgage Corporation, as Servicer and People’s Choice Home Loan, Inc., as Subservicer.

60.	Custodial Agreement, dated July 1, 2006, among HSBC Bank USA, National Association, as Trustee, People’s Choice Home Loan Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, EMC Mortgage Corporation, as Servicer and People’s Choice Home Loan, Inc., as Subservicer.
Nomura
61.	Custodial Agreement, dated January 1, 2006, among HSBC Bank USA, National Association, as Trustee for the Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-FM1, Wells Fargo Bank, N.A., as Custodian and Equity One, Inc., as Servicer.

62.	Custodial Agreement, dated October 1, 2006, among HSBC Bank USA, National Association, as Trustee for the Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2006-FM2, Wells Fargo Bank, N.A., as Custodian and Equity One, Inc., as Servicer.

63.	Custodial Agreement, dated January 1, 2007, among HSBC Bank USA, National Association, as Trustee for the Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2007-2, Wells Fargo Bank, N.A., as Custodian, Equity One, Inc., as a Servicer, Ocwen Loan Servicing, LLC, as a Servicer, Select Portfolio Servicing, Inc., as a Servicer, and Wells Fargo Bank, N.A., as a Servicer.

9

64.	Custodial Agreement, dated April 1, 2007 among HSBC Bank USA, National Association, as Trustee for the Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2007-3, Wells Fargo Bank, N.A., as Custodian, Equity One, Inc., as a Servicer, Ocwen Loan Servicing, LLC, as a Servicer, and Wells Fargo Bank, N.A., as a Servicer.

65.	Credit Risk Management Agreement, dated January 30, 2006, between Equity One, Inc., as Servicer and Portfolio Surveillance Analytics, LLC, as Credit Risk Manager. [Series 2006-FM1]

66.	Confidentiality Agreement, dated January 30, 2006, between Equity One, Inc., as Servicer and Portfolio Surveillance Analytics, LLC, as Credit Risk Manager. [Series 2006-FM1]

67.	Insurance and Indemnity Agreement, dated August 10, 2007, among XL Capital Assurance Inc., as Insurer, Nomura Credit & Capital, Inc., as Seller, Nomura Asset Acceptance Corporation, as Depositor, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer, HSBC Bank USA, National Association, as Trustee, and Ocwen Loan Servicing, LLC, GMAC Mortgage, LLC, and Equity One, Inc., as Servicers. [Series 2007-S2]
REO Property
Exhibit 1.1(c)(i) will be delivered to Purchasers within five Business Days of the date of the Agreement.
Advances
Attached as Exhibit 1.1(c)(ii). Note: Principal and interest Advances are advanced at the securitization trust level (on an aggregated pool basis rather than at the individual loan level); corporate and escrow Advances are advanced at the individual loan level.

10

SCHEDULE 1.1(d)
SERVICING FILE
Attached as Exhibit 1.1(d).

11

Exhibit 1.1 (D) (i)( ii)
Advances (2)

Prin-Int, Corporate and Escrow Advances
as of 7-31-08

		Servicing Advances 07/31/08
				UPB 07/31/08 per	P&I Advance	T/B Corp	T/B Escrow
Ownership	Investor	Deal Name / Vintage Year		T/B	Spreadsheet	Advance	Advance
Owned	5	Equity One Inc.		278,263,323.75	N/A	2,952,256.56	4,277,260.75
Owned	4	Equity One Inc.	Mix Use	8,215,078.24	N/A	39,609.96	450,695.02
Owned	8	Equity One Inc.	1-4 Family	9,517,095.49	N/A	83,786.93	28,996.34
Owned	465	Equity One - Pledged		440,106,780.50	N/A	763,901.16	1,638,332.98
Owned	466	Equity One - Pledged		79,649,790.29	N/A	86,760.27	140,441.61
Owned	470	Equity One - Pledged		93,964,153.41	N/A	15,394.00	633,967.50
Owned	471	Equity One - Pledged		20,836,505.62	N/A	452.86	97,120.90
Owned	45	HELOCS		152,040,610.93	N/A	56,223.55	0.00
Owned	46	HELOCS Post 2007		1,456,071.05	N/A	3,164.40	0.00
Owned	20	PSF, LLC		35,020,057.36	N/A	72,881.74	125,100.31
Owned	150	Popular Financial Services		5,665,679,69	N/A	27,588.86	112,856.82
Owned	Various			0.00	N/A	5,953.69	0.00
Owned			Total	1,125,735,146.33	0.00	4,107,973.98	7,504,772.23

E-Loan	10	E-Loan Warehouse		68,663,513.99	N/A	53,091.74	3,710.77
E-Loan	11	E-Loan Warehouse - Sold		0.00	N/A	8,981.70	0.00
E-Loan	40	Whole Loan Portfolio		352,290,238.65	N/A	42,963.78	144,841.96
E-Loan	41	HELOC Portfolio		474,236,869.16	N/A	55,954.65	0.00
				895,190,621.80	0.00	160,991.87	148,552.73

BPNA	Various	Portfolio		91,329,662.13	N/A	28,509.25	213,146.73

TPS	Various	Whole Loan Servicing		5,161,430.08	N/A	204,425.37	16,734.16

Owned in Trust	93	Equity One, Inc	2001-3	17,656,057.21	592,558.66	230,505.72	359,342.35
Owned in Trust	94	Equity One, Inc	2002-1	17,888,887.07	471,542.59	177,681.98	359,104.07
Owned in Trust	95	Equity One, Inc	2002-2	23,756,797.09	517,603.05	125,585.38	299,884.33
Owned in Trust	96	Equity One, Inc	2002-3	23,146,391.92	122,234.43	136,556.43	189,086.30
Owned in Trust	521	Popular Financial Services	2006-C	165,065,313.17	2,848,051.81	341,805.33	972,039.44
			Total	247,513,446.46	4,551,990.54	1,012,094.84	2,179,436.49

Gain on Sale	55	Equity One, Inc	1999-1	10,496,003.51	409,771.63	202,034.22	323,868.54
Gain on Sale	88	Equity One, Inc	1998-1	4,795,655.33	20,819.49	35,756.35	83,857.12
Gain on Sale	97	Equity One, Inc	2002-4	28,966,024.52	339,734.91	156,451.06	366,514.77
Gain on Sale	98	Equity One, Inc	2002-5	43,190,586.72	385,434.28	259,826.53	385,501.96
Gain on Sale	500	Equity One, Inc	2003-1	49,811,032.63	1,480,743.73	318,170.58	630,551.35
Gain on Sale	501	Equity One, Inc	2003-2	60,010,030.76	312,847.31	249,180.04	406,782.88
Gain on Sale	502	Equity One, Inc	2003-3	89,313,306.33	1,318,982.22	297,212.15	622,216.18
Gain on Sale	503	Equity One, Inc	2003-4	185,620,639.04	0.00	378,738.54	627,914.13
Gain on Sale	504	Equity One, Inc	2004-1	214,477,990.30	774,372.67	467,748.15	798,428.68
Gain on Sale	505	Equity One, Inc	2004-2	152,273,260.32	0.00	278,556.76	523,613.65
Gain on Sale	506	Equity One, Inc	2004-3	188,857,541.83	1,345,278.39	282,282.56	647,394.15
Gain on Sale	507	Equity One, Inc	2004-4	244,000,218.95	1,048,880.63	279,884.92	684,705.10
Gain on Sale	508	Equity One, Inc	2004-5	213,433,335.45	1,565,319.39	269,661.61	607,740.08
Gain on Sale	509	Equity One, Inc	2005-1	212,495,262.74	1,859,426.68	363,197.92	731,486.29
Gain on Sale	510	Equity One, Inc	2005-2	220,175,147.60	710,407.66	295,658.58	747,472.80
Gain on Sale	511	Equity One, Inc	2005-A	79,061,749.58	556,941.10	161,230.92	394,855.66
Gain on Sale	512	Equity One, Inc	2005-3	278,360,010.33	768,107.61	329,053.27	816,433.90
Gain on Sale	513	Equity One, Inc	2005-B	109,654,631.13	2,314,842.99	301,319.36	848,430.13
Gain on Sale	514	Equity One, Inc	2005-4	206,453,794.14	2,431,692.31	533,498.42	1,332,462.05
Gain on Sale	515	Equity One, Inc	2005-C	97,512,357.14	1,584,044.19	236,474.49	568,040.19
Gain on Sale	516	Equity One, Inc	2005-5	388,434,699.80	5,586,482.71	756,804.10	2,430,925.58
Gain on Sale	517	Equity One, Inc	2005-D	129,410,520.33	1,948,684.02	265,029.94	649,479.50
Gain on Sale	518	Equity One, Inc	2005-6	290,903,845.81	5,838,864.13	552,019.96	1,778,557.82
Gain on Sale	519	Equity One, Inc	2006-A	157,436,476.57	3,006,978.73	390,267.39	793,305.07
Gain on Sale	520	Equity One, Inc	2006-B	143,683,616,65	3,833,735.40	342,472.95	1,210,478.15
Gain on Sale	522	Popular Financial Services	2006-D	243,447,609.72	1,328,494.19	414,248.74	1,188,575.08
Gain on Sale	523	Popular Financial Services	2006-E	190,768,615,39	1,842,110.66	383,881.83	694,020.92
Gain on Sale	524	Popular Financial Services	2007-A	401,124,080.24	3,372,844.50	600,476.05	1,287,702.03
			Total	4,634,168,042.84	46,986,841.63	9,402,137.39	22,182,313.76

Third Party Svc	310	Nomura Assets	2006-FM1	407,783,667.09	15,689,396.50	2,271,582.97	6,784,779.41
Third Party Svc	311	Nomura Assets	2006-FM2	806,541,193.97	23,505,872.65	3,786,682.60	11,660,527.81
Third Party Svc	312	Nomura Assets	2007-3	760,048,619.63	15,268,843.71	2,102,535.57	7,934,069.55
Third Party Svc	313	Nomura Assets	2007-2	41,266,029.37	1,501,618.58	219,388.37	434,800.75
Third Party Svc	314	Nomura Assets	2007-52	25,443,847.08	404,394.03	25,304.75	512.22
Third Party Svc	600	People’s Choice	PCHL 2005-2	229,897,976.50	10,452,218.04	2,200,068.13	6,375,641.25
Third Party Svc	601	People’s Choice	PCHL 2005-3	312,010,912.03	12,937,726.78	1,805,106.06	7,047,396.49
Third Party Svc	602	People’s Choice	PCHL 2005-4	448,116,294.64	16,592,268.24	2,739,324.26	9,395,234.70
Third Party Svc	603	People’s Choice	PCHL 2006-1	700,967,080.38	23,509,745.61	2,847,790.17	10,759,185.31
			Total	3,732,075,620.69	119,862,084.14	17,997,782.88	60,392,147.49

REO	905	Inv 5 REO’s	Equity One, Inc.	44,141,510.48	N/A	1,540,890.91	1,816,802.15
REO	910		Consumer Loan REO	5,388,347.37	N/A	188.01	14,337.06
REO	920		PSF- LLC	493,137.56	N/A	18,387.60	16,147.15
REO	950		Popular Fin Services	1,131,968.32	N/A	25,811.09	20,680.26
REO	955	1999-1	Equity One, Inc.	36,180.11	N/A	4,320.80	3,045.59
REO	988	1998-1	Equity One, Inc.	67,609.10	N/A	14,815.96	7,983.34
REO	991	2001-1	Equity One, Inc. (Called)	0.00	N/A	150.00	0.00
REO	993	2001-3	Equity One, Inc.	1,476,860.04	N/A	178,303.89	242,408.24
REO	994	2002-1	Equity One, Inc.	1,027,874.93	N/A	61,370.67	75,245.90
REO	995	2002-2	Equity One, Inc.	1,039,499.59	N/A	71,618.20	67,195.39
REO	996	2002-3	Equity One, Inc.	114,014.30	N/A	18,108.06	11,675.40
REO	997	2002-4	Equity One, Inc.	1,006,952.27	N/A	87,992.55	61,151.44
REO	998	2002-5	Equity One, Inc.	1,829,490.61	N/A	157,172.19	152,938.88
REO	800	2003-1	Equity One, Inc.	2,412,623.95	N/A	167,840.31	262,039.76
REO	801	2003-2	Equity One, Inc.	2,637,299.92	N/A	146,183.09	211,184.95
REO	802	2003-3	Equity One, Inc.	3,293,267.53	N/A	164,700.42	190,803.40
REO	803	2003-4	Equity One, Inc.	5,879,877.15	N/A	235,903.52	326,496.28
REO	804	2004-1	Equity One, Inc,	5,652,187.15	N/A	310,330.24	262,935.25
REO	805	2004-2	Equity One, Inc.	4,636,914.84	N/A	212,917.38	208,987.19
REO	806	2004-3	Equity One, Inc.	4,594,370.01	N/A	184,939.25	202,679.95
REO	807	2004-4	Equity One, Inc.	5,175,568.35	N/A	204,734.04	245,291.42
REO	808	2004-5	Equity One, Inc.	7,364,570.98	N/A	285,292.20	258,463.46
REO	809	2005-1	Equity One, Inc.	7,596,324.05	N/A	294,744.49	339,707.22
REO	810	2005-2	Equity One, Inc.	5,453,780.74	N/A	179,477.25	207,413.96
REO	811	2005-A	Equity One, Inc.	2,653,507.32	N/A	74,972.96	77,079.43
REO	812	2005-3	Equity One, Inc.	11,400,441.56	N/A	288,444.18	340,609.67
REO	813	2005-B	Equity One, Inc.	5,076,126.25	N/A	169,811.68	179,485.50
REO	814	2005-4	Equity One, Inc.	15,384,841.00	N/A	388,585.04	444,166.91
REO	815	2005-C	Equity One, Inc.	5,650,575.39	N/A	104,591.59	130,937.80
REO	816	2005-5	Equity One, Inc.	24,884,678.42	N/A	597,829.31	689,618.19
REO	817	2005-D	Equity One, Inc.	7,745,309.47	N/A	186,452.30	147,291.20
REO	818	2005-6	Equity One, Inc.	28,212,102.75	N/A	591,703.71	759,367.35
REO	819	2006-A	Equity One, Inc.	10,951,546.43	N/A	303,630.70	322,362.55
REO	820	2006-B	Equity One, Inc.	13,490,051.02	N/A	294,347.65	436,323.43
REO	821	2006-C	Popular Financial Services	11,383,921.02	N/A	252,239.59	291,766.99
REO	822	2006-E	Popular Financial Services	17,249,613.38	N/A	352,543.96	317,516.08
REO	823	2007-A	Popular Financial Services	9,399,129.82	N/A	203,170.48	150,741.77
			Total	275,932,073.18	0.00	8,374,515.27	9,492,880.51

			Grand Total	11,007,106,043.51	170,399,916.21	41,288,430.85	102,129,984.10

Exhibit 1.1 (E)
Servicing File

Exhibit 1.1 (E)
Underwriting Closing File

PMSI/Loan Servicing File
PMSI LOAN FILE

APPRAISAL
Appraisal

	Appraisal Miscellaneous	Survey
Survey Affidavit
Appraisal Assignment Letter
Termite Inspection
Automated Valuation Report/DISSCO
Certificate of Occupancy

CREDIT
	Credit Documents	Credit Explanation Letter
Credit Reference Letter
Credit Report
Credit Reverification
Verification of Mortgage/Loan/Rent
Mortgage History Letter
Payoff Statements

INCOME
	Income Documents	Bank Statements
Verification of Employment
Income Worksheet
Gift Letters
Gift Reverification
Verification of Deposits
Verification of Income
Asset Reverification
Explanation Letter (Income/Employment)
Business Licenses

APPLICATION
	Application Documents	Initial 1003/ Loan Application
Divorce Decree/Separation Agreement

LEGAL
	Legal Documents	Good Faith Estimate
Disclosure Certification
Privacy Policy
RESPA Third Party Disclosure
US Patriot Act Disclosure
Existing Mortgage/Note (Open Lion)
Prior Bankruptcy Filed/Discharge Papers
Proof of Prior Loan Satisfaction
Proof of Sale of Prior Property (HUD1)
Property Deed
Sales/Lease Agreement
Broker Disclosures
Initial Truth-In-Lending
Initial Servicing Disclosure Statement
Initial State Disclosures

IRS W9

4506 Authorization
IRS Form 4506-T

	Miscellaneous Documents	Post Closing Checklist
Servicing Loan Input Information
Audit Checklist
Broker Agreement
Broker Fee Sheet
Broker’s Price Opinion
Closing Instructions
Deficiency Notice
Existing Loan Payoff Statements
Interest Rate Lock-in Agreement
Loan Approval Sheets
Loan Commitment
LSAMS Correction Notice
Miscellaneous/Unassigned Documents
Pre-Closing Checklists
Wiring Instructions
Request for Wire Transfer
Underwriting Worksheet - Form 1008/MU DSC

COLLATERAL DOCUMENTS
Note
Prepayment Rider
Note Addendum
Balloon Note Rider
Loan Modification

NY CEMA Documents

Title Policy
Title Commitment/Search
Closing Protection Letter
Name Affidavit

Mortgage/Deed of Trust
Balloon Mortgage Rider
PUD Rider
CONDO Rider ARM Rider
Second Home Rider
1 to 4 Family Rider
Legal Description

Business Entity Loans
Borrowing Resolution
Business Entity Officers List
Business Loan Agreement
Certificate of Good Standing
Certificate of Incorporation/Formation for Business Entity
Guarantee of Payment/Personal Guarantee
Corporate By-Laws
Security Agreement and Assignment of Permits and Approvals
Hold Harmless Agreement
Environmental Responsibility Agreement

COMPLIANCE DOCUMENTS
Right to Cancel
Final Truth-In-Lending
Final 1003/Loan App
Power of Attorney
HUD-1 Settlement Statement
Section 32 Worksheet
High Cost Testing
State High Cost Worksheet
Borrower’s Certificate of Reasonable Tangible Net Benefit
Federal High Cost Testing
FHLMC/FNMA High Cost Testing

ADDITIONAL CLOSING DOCUMENTS
Additional Closing Documents
HMDA Worksheet
Copy of ID/Certification
Owner Occupancy Affidavit
Errors and Omissions Agreement
First Payment Letter
Important Application Notices
NC Notice of Information/Am
Affidavit of Title
Automatic Payment Authorization Form
Borrower’s Certification and Authorization
Joint Credit Acknowledgement
Notice of Assignment, Sale or Transfer of Servicing Rights
Notice of Information/Amortization (NC only)
Notice of Negative Information Notice of Right to Counsel
Notice to Applicant of Right to Receive Appraisal Repair Escrow Agreement
Draw Schedule
Bank Power of Attorney
Bank W-9
Affiliated Business Arrangement Disclosure State Specific Disclosures
Mortgage Servicing Transfer Disclosure
Assignment of Leases/Rents

ESCROW
Escrow Documents
Escrow Account Disclosure Statement
Escrow Waiver
Flood Notification
Homeowners Insurance Verification and Authorization
Insurance Policy/Declaration Page
LOL Flood Certification
Tax Information Sheet
Tax Authorization
PMI Certificate

Exhibit 1.1 (E)
Servicing Correspondence

BORROWER CORRESPONDENCE

Borrower Correspondence Trailing Doc

Third Party Authorization
Death Certificate
Marriage License/Divorce Decree

Service Members Relief Act
Request for Relief/Service Orders
Approval/Denial Letter

Account Corrections
Payment Change Notice
Credit Correction

Written Correspondence
Name Change
Address Change
Deferment Request/Payment Arrangement
Prepayment Penalty Waiver Request
Request for File Documents

Escrow Correspondence
Request for Escrow Set Up
Request for Escrow Waiver
Escrow Shortage Hardship Request

Customer Disputes
Late Charge Waiver
Credit Dispute
Payment Application Research
Escrow Processing Dispute
Prepayment Penalty Dispute

Legal/Compliance/QC Complaints
Fraud Notification
Attorney Correspondence
Notice to Appear
Official Notice of Complaint

HAZARD LOSS
	Hazard Loss Signed Suspense Agreement	Hazard Loss Signed Suspense Agreement
	Hazard Loss Claim Check	Hazard Loss Claim Check
	Hazard Loss Claim Information	Hazard Loss Claim Information
	Hazard Loss Contractor Information	Hazard Loss Contractor Information
	Fire Marshall’s Report	Fire Marshall’s Report
	Hazard Loss Draw Checks	Hazard Loss Draw Checks
	Hazard Loss Correspondence	Hazard Loss Correspondence
	Hazard Loss Inspection Results	Hazard Loss Inspection Results
	Miscellaneous Hazard Loss Correspondence	Miscellaneous Hazard Loss Correspondence

PARTIAL RELEASE
	Request for Partial Release	Request for Partial Release
	Partial Release Agreement of Sale	Partial Release Agreement of Sale
	Letter of Intent for Partial Release	Letter of Intent for Partial Release
	Partial Release Document	Partial Release Document
	Partial Release Correspondence Receipts	Partial Release Correspondence Receipts

Exhibit 1.1 (E)
Default Correspondence

DEFAULT

LOSS MITIGATION DOCUMENTS
RBO Documents
Financial Package
RBO Proposal
RBO Acceptance Letter
RBO Proposed Amortization

Short Sale/Deed-In-Lieu Documents
Net Sheet/HUD 1
Purchase Offer Agreement
Financial Package
Borrower Credit Report Update
Investor Short Sale Approval
Short Sale Analysis
Current Loan Payoff Statement
Posting Sheet/Charge Off
Broker’s Price Opinion
Stipulation/Forbearance Plan
Second Lien Equity Analysis

Borrower Correspondence Loss Mitigation

FORECLOSURE
ATTORNEY REFERRAL DOCUMENTS
Note
Prepayment Rider
Note Addendum
Balloon Note Rider
Loan Modification

Mortgage/Deed of Trust
Balloon Mortgage Rider
PUD Rider
CONDO Rider
ARM Rider
Second Home Rider
1 to 4 Family Rider
Legal Description

Title Policy
Title Commitment/Search
Closing Protection Letter
Name Affidavit
Power of Attorney

HUD-1 Settlement Statement

Appraisal

NY CEMA Documents

Application Documents
Initial 1003/ Loan Application
Divorce Decree/Separation Agreement
MISCELLANEOUS REFERRAL DOCS
Referral Documents

Business Entity Loans
Borrowing Resolution
Business Entity Officers List
Business Loan Agreement
Certificate of Good Standing
Certificate of Incorporation/Formation for Business Entity Guarantee of Payment/Personal Guarantee
Corporate By-Laws
Security Agreement and Assignment of Permits and Approvals
Hold Harmless Agreement
Environmental Responsibility Agreement
TRAILING FORECLOSURE DOCS
Trailing Foreclosure Documents

BIDDING INSTRUCTIONS
Bidding instructions

332 LIQUIDATION
332 Liquidation

FC - VENDOR UPLOAD
Vendor Upload - FC - AL
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Vendor Upload - FC - ME
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Vendor Upload - FC - MS
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Vendor Upload - FC - NH
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Vendor Upload - FC - NY
Vendor Upload - FC - NC
Vendor Upload - FC - ND
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Vendor Upload - FC - OK
Vendor Upload - FC - OR
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Vendor Upload - FC - SD
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Vendor Upload - FC - UT
Vendor Upload - FC - VT
Vendor Upload - FC - VA
Vendor Upload - FC - WA
Vendor Upload - FC - WV
Vendor Upload - FC - WI
Vendor Upload - FC - WY

REO TRAILING DOCUMENTS
REO Documents
Broker’s Price Opinion
Risk/Offer Analysis
Market Analysis
Liquidations
Referral Form
Insurance Claims
Property Preservation

BANKRUPTCY DOCUMENTS
CHAPTER 7
Chapter 7
Statement of Intention
Discharge
Miscellaneous Documents
Notices
Correspondence

CHAPTER 11
Chapter 11
Disclosure Statement
Proof of Claim
Plan
Miscellaneous Documents
Notices
Correspondence

CHAPTER 13
Chapter 13
Proof of Claim
Proof of Claim Objection
Plan
Plan Objection
Stips
Contested Matter
Discharge
Motion for Relief
Relief Order
Dismissal
Miscellaneous Documents
Correspondence
Notices

BK - VENDOR UPLOAD
Vendor Upload - BK - AL
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Vendor Upload - BK - AZ
Vendor Upload - BK - AR
Vendor Upload - BK - CA
Vendor Upload - BK - CO
Vendor Upload - BK - CT
Vendor Upload - BK - DE
Vendor Upload - BK - DC
Vendor Upload - BK - FL
Vendor Upload - BK - GA
Vendor Upload - BK - HI
Vendor Upload - BK - ID
Vendor Upload - BK - IL
Vendor Upload - BK - IN
Vendor Upload - BK - IA
Vendor Upload - BK - KS
Vendor Upload - BK - KY
Vendor Upload - BK - LA
Vendor Upload - BK - ME
Vendor Upload - BK - MD
Vendor Upload - BK - MA
Vendor Upload - BK - MI
Vendor Upload - BK - MN
Vendor Upload - BK - MS
Vendor Upload - BK - MO
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Vendor Upload - BK - NE
Vendor Upload - BK - NV
Vendor Upload - BK - NH
Vendor Upload - BK - NJ
Vendor Upload - BK - NM
Vendor Upload - BK - NY
Vendor Upload - BK - NC
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Vendor Upload - BK - OH
Vendor Upload - BK - OK

Vendor Upload - BK - OR
Vendor Upload - BK - PA
Vendor Upload - BK - RI
Vendor Upload - BK - SC
Vendor Upload - BK - SD
Vendor Upload - BK - TN
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Vendor Upload - BK - VT
Vendor Upload - BK - VA
Vendor Upload - BK - WA
Vendor Upload - BK - WV
Vendor Upload - BK - WI
Vendor Upload - BK - WY

QC TRAILING DOCUMENTS
QC Residual Documents
QC Ordered Automated Valuation Report/DISSCO
QC Ordered Broker’s Price Opinion
QC ordered Field Review
QC Pulled Credit Report
BOSS Loan Summary
Brooks TILA Testing
Conversation Log
Employment/Income Reverification
Field Review
File Variation Letter
Internet Search
Miscellaneous QC Documents
Purchase Reverification
Rent Roll
Residual File Log Sheet
Resolution Form
Suspect Documents
System Certifications
System Comments Application Reverification
HUD1 Reverification
Affiliated Business Arrangement Disclosure
State Specific Disclosures

SCHEDULE 2.1(a)(ii)*
RMBS ASSETS
The economic residual interests in each of the following trusts:

Inv #	Depositor	Security Issue #	Tranche	CUSIP
55	Equity One ABS, Inc.	Series 1999-1

88	Equity One ABS, Inc.	Series 1998-1

93	Equity One ABS, Inc.	Series 2001-3

94	Equity One ABS, Inc.	Series 2002-1

95	Equity One ABS, Inc.	Series 2002-2

96	Equity One ABS, Inc.	Series 2002-3

97	Equity One ABS, Inc.	Series 2002-4

98	Equity One ABS, Inc.	Series 2002-5

500	Equity One ABS, Inc.	Series 2003-1

501	Equity One ABS, Inc.	Series 2003-2

502	Equity One ABS, Inc.	Series 2003-3

503	Equity One ABS, Inc.	Series 2003-4

504	Equity One ABS, Inc.	Series 2004-1

505	Equity One ABS, Inc.	Series 2004-2

506	Equity One ABS, Inc.	Series 2004-3

507	Equity One ABS, Inc.	Series 2004-4

508	Popular ABS, Inc.	Series 2004-5

509	Popular ABS, Inc.	Series 2005-1

510	Popular ABS, Inc.	Series 2005-2

511	Popular ABS, Inc.	Series 2005-A

512	Popular ABS, Inc.	Series 2005-3

12

Inv #	Depositor	Security Issue #	Tranche	CUSIP
513	Popular ABS, Inc.	Series 2005-B

514	Popular ABS, Inc.	Series 2005-4

515	Popular ABS, Inc.	Series 2005-C

516	Popular ABS, Inc.	Series 2005-5

517	Popular ABS, Inc.	Series 2005-D

518	Popular ABS, Inc.	Series 2005-6

519	Popular ABS, Inc.	Series 2006-A

520	Popular ABS, Inc.	Series 2006-B

521	Popular ABS, Inc.	Series 2006-C

522	Popular ABS, Inc.	Series 2006-D

523	Popular ABS, Inc.	Series 2006-E

524	Popular ABS, Inc.	Series 2007-A

*	A revised Schedule 2.1(a)(ii), which will include the names of the relevant tranche and CUSIP number for each RMBS Asset, will be delivered to Purchasers within five Business Days of the date of the Agreement.

13

SCHEDULE 4.3
NON-CONTRAVENTION
Absent Consent in accordance with the terms thereof, the performance of this Agreement may result in violation or breach of, or result in a default under, the following agreements:
1.	Amended and Restated Master Repurchase Agreement, dated as of November 21, 2007, by and among DB Structured Products, Inc., Equity One, Incorporated, Equity One, Inc., Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and E-Loan, Inc.

2.	Master Repurchase Agreement, dated as of November 30, 2007, by and among Citigroup Global Markets Realty Corp., Equity One, Incorporated, Equity One, Inc., Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC, Popular, Inc. and Popular North America, Inc.

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SCHEDULE 4.4(b)
SELLER CONSENTS
Pooling and Servicing Agreements
Equity One
3.	Pooling and Servicing Agreement, dated as of November 30, 1998, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc., Equity One, Inc., Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc., Equity One Mortgage, Inc. and The Chase Manhattan Bank.

4.	Pooling and Servicing Agreement, dated as of July 31, 1999, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc., Equity One, Inc., Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc., Equity One Mortgage, Inc. and The Chase Manhattan Bank.

5.	Pooling and Servicing Agreement, dated as of October 31, 2001, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

6.	Pooling and Servicing Agreement, dated as of January 31, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

7.	Pooling and Servicing Agreement, dated as of March 31, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

8.	Pooling and Servicing Agreement, dated as of April 30, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

9.	Pooling and Servicing Agreement, dated as of July 31, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

10.	Pooling and Servicing Agreement, dated as of September 30, 2002, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC, Federal Home Loan Mortgage Corporation and JPMorgan Chase Bank.

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11.	Pooling and Servicing Agreement, dated as of January 1, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

12.	Pooling and Servicing Agreement, dated as of March 31, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

13.	Pooling and Servicing Agreement, dated as of June 30, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

14.	Pooling and Servicing Agreement, dated as of September 30, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank.

15.	Pooling and Servicing Agreement, dated as of December 31, 2003, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank.

16.	Pooling and Servicing Agreement, dated as of March 31, 2004, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank.

17.	Pooling and Servicing Agreement, dated as of January 30, 2004, by and among Equity One ABS, Inc., Equity One, Inc., Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank.

18.	Pooling and Servicing Agreement, dated as of August 31, 2004, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank.

19.	Pooling and Servicing Agreement, dated as of October 31, 2004, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

20.	Pooling and Servicing Agreement, dated as of December 31, 2004, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

21.	Pooling and Servicing Agreement, dated as of March 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

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22.	Pooling and Servicing Agreement, dated as of June 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

23.	Pooling and Servicing Agreement, dated as of August 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

24.	Pooling and Servicing Agreement, dated as of October 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

25.	Pooling and Servicing Agreement, dated as of December 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

26.	Pooling and Servicing Agreement, dated as of May 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

27.	Pooling and Servicing Agreement, dated as of July 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

28.	Pooling and Servicing Agreement, dated as of September 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

29.	Pooling and Servicing Agreement, dated as of November 1, 2005, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

30.	Pooling and Servicing Agreement, dated as of January 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

31.	Pooling and Servicing Agreement, dated as of March 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Popular Financial Funding, LLC, Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

32.	Pooling and Servicing Agreement, dated as of June 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.

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33.	Pooling and Servicing Agreement, dated as of September 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and JPMorgan Chase Bank, N.A.
34.	Pooling and Servicing Agreement, dated as of November 1, 2006, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and The Bank of New York.
35.	Pooling and Servicing Agreement, dated as of May 1, 2007, by and among Popular ABS, Inc., Equity One, Inc., Equity One, Incorporated, Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and Deutsche Bank National Trust Company.
People’s Choice
36.	Amended and Restated Servicing Agreement, dated as of June 28, 2007, by and among Equity One, Inc., Wells Fargo Bank, National Association, Popular Mortgage Servicing, Inc., People’s Choice Home Loan Securities Trust Series 2005-2 and HSBC Bank USA National Association.
37.	Amended and Restated Servicing Agreement, dated as of June 28, 2007, by and among Equity One, Inc., Wells Fargo Bank, National Association, Popular Mortgage Servicing, Inc., People’s Choice Home Loan Securities Trust Series 2005-3 and HSBC Bank USA National Association.
38.	Amended and Restated Servicing Agreement, dated as of June 28, 2007, by and among Equity One, Inc., Wells Fargo Bank, National Association, Popular Mortgage Servicing, Inc., People’s Choice Home Loan Securities Trust Series 2005-4 and HSBC Bank USA National Association.
39.	Amended and Restated Servicing Agreement, dated as of June 28, 2007, by and among Equity One, Inc., Wells Fargo Bank, N.A., Popular Mortgage Servicing, Inc. and HSBC Bank USA National Association.
40.	Pooling and Servicing Agreement, dated as of July 1, 2006, by and among People’s Choice Home Loan Securities Crop., Wells Fargo Bank, N.A., EMC Mortgage Corporation, People’s Choice Home Loan, Inc. and HSBC Bank USA National Association (as amended by the First Amendment to the Pooling and Servicing Agreement, dated as of June 28, 2007).
Nomura
41.	Pooling and Servicing Agreement, dated as of January 1, 2006, by and among Nomura Home Equity Loan, Inc., Nomura Credit & Capital, Inc., Equity One, Inc., Wells Fargo Bank, National Association and HSBC Bank USA, National Association.
42.	Pooling and Servicing Agreement, dated as of October 1, 2006, by and among Nomura Home Equity Loan, Inc., Nomura Credit & Capital, Inc., Equity One, Inc., Wells Fargo

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Bank, National Association and HSBC Bank USA, National Association.

43.	Pooling and Servicing Agreement, dated as of January 1, 2007, by and among Nomura Home Equity Loan, Inc., Nomura Credit & Capital, Inc., Ocwen Loan Servicing, LLC, Equity One, Inc., Select Portfolio Servicing, Inc., Wells Fargo Bank, National Association and HSBC Bank USA, National Association.

44.	Pooling and Servicing Agreement, dated as of April 1, 2007, by and among Nomura Home Equity Loan, Inc., Nomura Credit & Capital, Inc., Ocwen Loan Servicing, LLC, Equity One, Inc., Wells Fargo Bank, National Association and HSBC Bank USA, National Association.

45.	Pooling and Servicing Agreement, dated as of July 1, 2007, by and among Nomura Asset Acceptance Corporation, Nomura Credit & Capital, Inc., GMAC Mortgage, LLC, Ocwen Loan Servicing, LLC, Equity One, Inc., HSBC Bank USA, National Association, Wells Fargo Bank, National Association and Officetiger Global Real Estate Services.

46.	Flow Servicing Rights Purchase, Sale and Servicing Agreement, dated as of January 1, 2006, between Equity One, Inc., as Servicer and Nomura Credit & Capital, Inc., as Seller.
Insurance Agreements and Policies
Equity One
47.	Insurance and Indemnity Agreement, dated as of December 9, 1998, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and The Chase Manhattan Bank.
48.	Insurance and Indemnity Agreement, dated as of August 19, 1999, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and The Chase Manhattan Bank.
49.	Insurance and Indemnity Agreement, dated as of November 16, 2001, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and JPMorgan Chase Bank.
50.	Insurance and Indemnity Agreement, dated as of February 27, 2002, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and JPMorgan Chase Bank.
51.	Insurance and Indemnity Agreement, dated as of April 30, 2002, by and among Ambac Assurance Corporation, Equity One, Inc., Equity One ABS, Inc. and JPMorgan Chase Bank.
52.	Mortgage Guaranty Master Policy by Mortgage Guaranty Insurance Corporation (Master Policy Number 04-645-4-6352, Effective Date May 1, 2002).
53.	Letter Agreement, dated as of August 22, 2004, by and among Financial Security Assurance, Inc., Equity One ABS, Inc. and Equity One, Inc.

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54.	Mortgage Guaranty Master Policy by Mortgage Guaranty Insurance Corporation (Master Policy Number 04-645-4-8053, Effective Date July 1, 2003).
55.	Mortgage Guaranty Master Policy by Mortgage Guaranty Insurance Corporation (Master Policy Number 04-645-4-8349, Effective Date October 1, 2003).
Nomura
56.	Insurance and Indemnity Agreement, dated as of August 10, 2007, by and among XL Capital Assurance Inc., Nomura Credit & Capital, Inc., Nomura Asset Acceptance Corporation, Wells Fargo Bank, N.A., HSBC Bank USA, National Association, Ocwen Loan Servicing, LLC and Equity One, Inc.
Credit Risk Management Agreement
Nomura
57.	Credit Risk Management Agreement, dated as of January 30, 2006, between Equity One, Inc. and Portfolio Surveillance Analytics, LLC.
58.	Confidentiality Agreement, dated as of January 30, 2006, between Equity One, Inc. and Portfolio Surveillance Analytics, LLC.
Custodial Agreements
Nomura
59.	Custodial Agreement, dated as of January 1, 2006, by and among HSBC Bank USA, National Association, Wells Fargo Bank, N.A. and Equity One, Inc.
60.	Custodial Agreement, dated as of October 1, 2006, by and among HSBC Bank USA, National Association, Wells Fargo Bank, N.A. and Equity One, Inc.
61.	Custodial Agreement, dated as of January 1, 2007, by and among HSBC Bank USA, National Association, Wells Fargo Bank, N.A., Equity One, Inc., Ocwen Loan Servicing, LLC, Select Portfolio Servicing, Inc. and Wells Fargo Bank, N.A.
62.	Custodial Agreement, dated as of April 1, 2007, by and among HSBC Bank USA, National Association, Wells Fargo Bank, N.A., Equity One, Inc., Ocwen Loan Servicing, LLC and Wells Fargo Bank, N.A.
Repurchase Agreements
63.	Amended and Restated Master Repurchase Agreement, dated as of November 21, 2007, by and among DB Structured Products, Inc., Equity One, Incorporated, Equity One, Inc., Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC and E-Loan, Inc.
64.	Master Repurchase Agreement, dated as of November 30, 2007, by and among Citigroup Global Markets Realty Corp., Equity One, Incorporated, Equity One, Inc., Equity One, Inc., Equity One Consumer Loan Company, Inc., Popular Financial Services, LLC, Popular, Inc. and Popular North America, Inc.

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SCHEDULE 4.5
CERTAIN MATTERS WITH RESPECT TO PURCHASED LOANS
Exhibit H
1.	Section H-2(g) Modified Accounts - Attached as Exhibit 4.5(A)

2.	Section H-2(g), (k) and (r) Forbearance - Attached as Exhibit 4.5(B)

3.	Section H-2(l) Option ARMS - Attached as Exhibit 4.5(C)

4.	Section H-2(f) Delinquent Accounts - Attached as Exhibit 4.5(D)

5.	Section H-2(s) 360+ Mo Term - Attached as Exhibit 4.5(E)

6.	Section H-2(v) Non-Owner Occupied - Attached as Exhibit 4.5(F)

7.	Section H-2(x) Bankruptcy Accounts - Attached as Exhibit 4.5(G)

8.	Section H-2(cc) Service Members Civil Relief Act of 2003 - Attached as Exhibit 4.5(H)

9.	Section H-2(pp) HELOC 360-Day Loans - Attached as Exhibit 4.5(I)
Exhibit I
None.
Exhibit J
None.
Exhibit K
Section K-2(b) Exceptions to Single Family Detached Property – Exhibit 4.5(J) to be delivered to Purchasers within five Business Days of the date of the Agreement.

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Exhibit 4.5 (A) 12(g)
Modified Accounts
List of Modified Accounts

SCHEDULE 4.7
SERVICING ASSETS
Exhibit L
Section I (b) Exceptions to Servicing Agreements
On Equity One securitizations, PMSI generally discontinues advancing principal and interest payments on delinquent borrowers once the related loan has completed the foreclosure process and become an REO Property. Equity One has agreed to promptly review and consult with The Bank of New York Mellon regarding this practice and, if necessary, use commercially reasonable efforts to take corrective action with respect to this practice.
Section I (c)(i) Subservicer Rights.
PMSI is the subservicer for all the Servicing Transactions. As subservicer, PMSI is entitled to a Servicing Fee of 50 bps as well as ancillary fees as specified in the agreements.
Section I (c)(iv) Servicing Agreement Amendments
Amendment of People’s Choice 2005-2 Securitization Transaction
Amendment of People’s Choice 2005-3 Securitization Transaction
Amendment of People’s Choice 2005-4 Securitization Transaction
Amendment of People’s Choice 2006-1 Securitization Transaction
Section I (c)(vi) Compliance with Servicing Agreements
The matter set forth under Section I(b) of this Schedule 4.7.
Section I (d) Compliance with Applicable Requirements
1. The matter set forth under Section I(b) of this Schedule 4.7.
2. A number of late fees were collected in certain states where PMSI did not follow the installment rule. Notwithstanding Section 13.11 of the Agreement or the preamble to these Schedules, the information in this Item 2 shall not be deemed to apply to any other Section or subsection of the Schedules delivered by Sellers pursuant to the Agreement.
Section I (e) Notice of Noncompliance
1.	On June 6, 2008, Popular Financial received written notice from the State of Washington Department of Financial Institutions (“WADFI”) of the filing of Statement of Charges, Notice of Opportunity to Defend and Opportunity for Hearing and Application for Adjudicative Hearing (the “Action”). The Action alleges that Popular Financial violated certain provisions of the Washington Consumer Loan Act (the “Act”). In particular, the

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Action alleges that Popular Financial (i) failed to fully pay examination fees owed to the WADFI; (ii) failed to fully pay annual assessment fees to the WADFI, (iii) failed to maintain a sufficient bond pursuant to the Act, (iv) imposed improper prepayment fees, (v) failed to provide timely Good Faith Estimate and Truth in Lending Act disclosures, and (vi) failed to properly disclose finance charges. Popular Financial is defending the Action and has exercised its right to a hearing with the WADFI. Popular Financial believes that many of the allegations in the Action are inaccurate.
2.	On January 24, 2008, PMSI received written notice from PC Asset Acquisition, Inc. (“PC Asset”), an affiliate of Hegemon Capital LLC and a certificate holder under People’s Choice Series 2005-2, 2005-3, 2005-4 and 2006-1 (collectively, the “Trusts”), that PMSI, in its capacity as subservicer, had in error (i) charged off certain Mortgage Loans on which the Trusts held second liens and (ii) failed to make required Advances with respect to such Mortgage Loans. PMSI reversed the second lien charge offs and wired funds to the Trustee for the reversals and required Advances. In August 2008, PMSI and the Trustee agreed upon a final accounting reconciliation and PMSI agreed to wire an additional $106.26 to the Trustee for the final reconciliation. Upon wiring such amount, PMSI believes the matter to be resolved.
Notwithstanding Section 13.11 of the Agreement or the preamble to these Schedules, the information set forth in this Section I(e) shall not be deemed to apply to any other Section or subsection of the Schedules delivered by Sellers pursuant to the Agreement.
Section I (f) Exceptions to Advances
The matter set forth under Section l(b) of this Schedule 4.7. Notwithstanding Section 13.11 of the Agreement or the preamble to these Schedules, the information set forth on this Item 1 shall not be deemed to apply to any other Section or subsection of the Schedules delivered by Sellers pursuant to the Agreement (unless expressly set forth therein or thereon).
Section I (g) Repurchase Obligations
As a result of assuming the Servicing Agreements, Purchasers may become obligated to reimburse, indemnify and hold harmless other Persons as a result of actions or omissions of Purchasers and their Affiliates in their capacity as master servicer, servicer or subservicer and may become subject to other Liabilities (including the obligation to make Advances); provided that such obligations and Liabilities shall arise solely as a result of Purchasers’ assumption of the obligations of master servicer, servicer or subservicer under such agreements and not as a result of a breach due to the transfer thereof or as a result of any actions or omissions of Sellers (and shall not include any Retained Liabilities).

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SCHEDULE 4.8
TAX MATTERS
The Internal Revenue Service is currently conducting an audit of PNA for the year 2006.

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SCHEDULE 4.9
LITIGATION
None

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SCHEDULE 6.4
OPERATION OF BUSINESS PRIOR TO CLOSING
None

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SCHEDULE 6.13(a)(iii)
SERVICING FILES EXCEPTIONS

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SCHEDULE 6.21
SERVICED REO PROPERTIES

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